PROSPECTUS SUPPLEMENT
(To Prospectus dated June 7, 2005)

                          $2,516,517,000 (APPROXIMATE)
                     MORGAN STANLEY CAPITAL I TRUST 2005-HQ6
                                    as Issuer
                          MORGAN STANLEY CAPITAL I INC.
                                  as Depositor
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                                  SUNTRUST BANK
                            as Mortgage Loan Sellers

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6

                                   ----------

     The depositor is offering selected classes of its Series 2005-HQ6
Commercial Mortgage Pass-Through Certificates, which represent beneficial ownership interests in a trust. The trust's assets will primarily be 177 mortgage loans secured by first mortgage liens on commercial and multifamily properties. The Series 2005-HQ6 Certificates are not obligations of the depositor, the sellers of the mortgage loans or any of their affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

                                   ----------

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE S-37 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 9 OF THE
PROSPECTUS.

                                   ----------

           Characteristics of the certificates offered to you include:



               APPROXIMATE INITIAL                            PASS-THROUGH
               CERTIFICATE BALANCE    APPROXIMATE INITIAL         RATE             RATINGS
   CLASS     OR NOTIONAL AMOUNT (1)    PASS-THROUGH RATE    DESCRIPTION (2)   (FITCH/S&P/DBRS)
----------   ----------------------   -------------------   ---------------   ----------------

CLASS A-1        $  121,200,000              4.646%              FIXED           AAA/AAA/AAA
CLASS A-1A       $  318,834,000              4.946%              FIXED           AAA/AAA/AAA
CLASS A-2A       $  294,875,000              4.882%              FIXED           AAA/AAA/AAA
CLASS A-2B       $   42,125,000              4.913%              FIXED           AAA/AAA/AAA
CLASS A-AB       $  111,100,000              4.973%              FIXED           AAA/AAA/AAA
CLASS A-3        $  103,000,000              5.392%              FIXED           AAA/AAA/AAA
CLASS A-4A       $1,060,595,000              4.989%              FIXED           AAA/AAA/AAA
CLASS A-4B       $  151,514,000              5.042%              FIXED           AAA/AAA/AAA
CLASS X-2        $2,672,241,000              0.557%           VARIABLE IO        AAA/AAA/AAA
CLASS A-J        $  175,571,000              5.073%              FIXED           AAA/AAA/AAA
CLASS B          $   24,098,000              5.152%              FIXED        AA+/AA+/AA(HIGH)
CLASS C          $   34,425,000              5.172%              FIXED             AA/AA/AA
CLASS D          $   27,541,000              5.202%              FIXED         AA-/AA-/AA(LOW)
CLASS E          $   24,098,000              5.231%              FIXED          A+/A+/A(HIGH)
CLASS F          $   27,541,000              5.271%              FIXED              A/A/A


----------
(1) The certificate balances or notional amounts are approximate and on the closing date may vary by up to 5%.

(2) The pass-through rates for the Class A-1,Class A-1A, Class A-2A, Class A-2B,
Class A-AB, Class A-4A and Class A-4B Certificates are fixed at their initial pass-through rates. The pass-through rate for the Class A-3 Certificates will be a per annum rate equal to the lesser of 5.392% and the weighted average net mortgage rate. The pass-through rate for the Class A-J Certificates will be a per annum rate equal to the lesser of 5.073% and the weighted average net mortgage rate. The pass-through rate for the Class B Certificates will be a per annum rate equal to the lesser of 5.152% and the weighted average net mortgage rate. The pass-through rate for the Class C Certificates will be a per annum rate equal to the lesser of 5.172% and the weighted average net mortgage rate.
The pass-through rate for the Class D Certificates will be a per annum rate equal to the lesser of 5.202% and the weighted average net mortgage rate. The pass-through rate for the Class E Certificates will be a per annum rate equal to the lesser of 5.231% and the weighted average net mortgage rate. The pass-through rate for the Class F Certificates will be a per annum rate equal to the lesser of 5.271% and the weighted average net mortgage rate. The pass-through rate for the Class X-2 Certificates is variable and, subsequent to the initial Distribution Date, will be determined as described under
"Description of the Offered Certificates--Pass-Through Rates" in this prospectus supplement.

                                   ----------

     THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES REGULATORS HAVE
NOT APPROVED OR DISAPPROVED THE CERTIFICATES OFFERED TO YOU OR DETERMINED IF
THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS TRUTHFUL OR
COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

     Morgan Stanley & Co. Incorporated will act as sole lead manager and sole bookrunner with respect to the offered certificates. Morgan Stanley & Co.
Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc.
and SunTrust Capital Markets, Inc., the underwriters, will purchase the certificates offered to you from the depositor and will offer them to the public at negotiated prices determined at the time of sale. The underwriters expect to deliver the certificates to purchasers on or about August 11, 2005. The depositor expects to receive from this offering approximately $2,595,188,393, plus accrued interest from the cut-off date, before deducting expenses payable by the depositor.

                                   ----------

                                 MORGAN STANLEY

BANC OF AMERICA   RBS GREENWICH   SUNTRUST ROBINSON
SECURITIES LLC    CAPITAL         HUMPHREY

                                  July 29, 2005

                         MORGAN STANLEY CAPITAL I INC.

         Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6
                      Geographic Overview of Mortgage Pool

WASHINGTON
8 properties
$43,527,813
1.6% of total

UTAH
3 properties
$20,959,047
0.8% of total

IDAHO
3 properties
$2,869,787
0.1% of total

NEBRASKA
2 properties
$8,772,117
0.3% of total

NORTH DAKOTA
1 property
$3,097,209
0.1% of total

MISSOURI
9 properties
$3,409,122
0.1% of total

MINNESOTA
5 properties
$98,378,614
3.6% of total

IOWA
2 properties
$4,732,737
0.2% of total

ILLINOIS
8 properties
$36,499,679
1.3% of total

WISCONSIN
8 properties
$18,445,541
0.7% of total

INDIANA
11 properties
$25,315,135
0.9% of total

OHIO
14 properties
$45,148,790
1.6% of total

MICHIGAN
14 properties
$51,641,995
1.9% of total

PENNSYLVANIA
19 properties
$107,031,159
3.9% of total

NEW YORK
24 properties
$779,673,253
28.3% of total

NEW HAMPSHIRE
2 properties
$2,295,064
0.1% of total

MAINE
1 property
$852,688
0.0% of total

MASSACHUSETTS
7 properties
$30,877,163
1.1% of total

CONNECTICUT
9 properties
$53,476,107
1.9% of total

RHODE ISLAND
1 property
$1,050,768
0.0% of total

NEW JERSEY
10 properties
$13,217,158
0.5% of total

MARYLAND
2 properties
$5,829,680
0.2% of total

WEST VIRGINIA
1 property
$861,599
0.0% of total

VIRGINIA
9 properties
$24,305,235
0.9% of total

KENTUCKY
3 properties
$5,184,773
0.2% of total

NORTH CAROLINA
10 properties
$39,391,075
1.4% of total

SOUTH CAROLINA
4 properties
$2,631,264
0.1% of total

FLORIDA
29 properties
$258,415,023
9.4% of total

GEORGIA
39 properties
$82,724,618
3.0% of total

TENNESSEE
17 properties
$7,762,471
0.3% of total

ALABAMA
18 properties
$11,186,007
0.4% of total

MISSISSIPPI
10 properties
$1,933,964
0.1% of total

LOUISIANA
5 properties
$22,429,995
0.8% of total

ARKANSAS
9 properties
$3,731,027
0.1% of total

TEXAS
132 properties
$172,692,678
6.3% of total

OKLAHOMA
11 properties
$4,931,020
0.2% of total

KANSAS
2 properties
$683,965
0.0% of total

NEW MEXICO
8 properties
$131,550,056
4.8% of total

COLORADO
2 properties
$1,662,599
0.1% of total

ARIZONA
20 properties
$71,718,352
2.6% of total

SOUTHERN CALIFORNIA
25 properties
$170,097,074
6.2% of total

NORTHERN CALIFORNIA
19 properties
$235,176,757
8.5% of total

NEVADA
11 properties
$83,079,304
3.0% of total

OREGON
4 properties
$64,804,016
2.4% of total

o <1.0% of Cut-Off Date Balance
o 1.0% - 5.0% of Cut-Off Date Balance
o 5.1% - 10.0% of Cut-Off Date Balance
o > 10.0% of Cut-Off Date Balance

[LINCOLN SQUARE RETAIL PHOTO OMITTED]      [LINCOLN SQUARE RETAIL PHOTO OMITTED]

LINCOLN SQUARE RETAIL, New York, NY

[LANDMARK AT ONE MARKET PHOTO OMITTED]

LANDMARK AT ONE MARKET, San Francisco, CA

[1500 BROADWAY PHOTO OMITTED]

1500 BROADWAY, New York, NY

[U-HAUL PORTFOLIO - U-HAUL ROOSEVELT BI PHOTO OMITTED]

U-HAUL PORTFOLIO - U-HAUL ROOSEVELT BI, Philadelphia, PA

[CORONADO CENTER PHOTO OMITTED]

CORONADO CENTER, Albuquerque, NM

[MELROSE PORTFOLIO - MELROSE COLLEGE STATION PHOTO OMITTED]

MELROSE PORTFOLIO - MELROSE COLLEGE STATION, College Station, TX

[MELROSE PORTFOLIO - MELROSE JACKSONVILLE PHOTO OMITTED]

MELROSE PORTFOLIO - MELROSE JACKSONVILLE, Jacksonville, FL

[UPTOWN PARK PHOTO OMITTED]

UPTOWN PARK, Houston, TX

[TANASBOURNE TOWN CENTER PHOTO OMITTED]

TANASBOURNE TOWN CENTER, Hillsboro, OR

[OVIEDO MARKETPLACE PHOTO OMITTED]

OVIEDO MARKETPLACE, Oviedo, FL

[ARROWHEAD CROSSING PHOTO OMITTED]

ARROWHEAD CROSSING, Peoria, AZ

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     Information about the certificates offered to you is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the certificates offered to you; and (b) this prospectus supplement, which describes the specific terms of the certificates offered to you.

     You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. The depositor has not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus.

                                   ----------

     This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

     The Series 2005-HQ6 Certificates are not obligations of the depositor, the mortgage loan sellers or any of their affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

     In this prospectus supplement, the terms "depositor," "we" and "us" refer to Morgan Stanley Capital I Inc.

                                   ----------

     We will not list the certificates offered to you on any national securities exchange or any automated quotation system of any registered securities association such as NASDAQ.

                                   ----------

     Until ninety days after the date of this prospectus supplement, all dealers that buy, sell or trade the certificates offered by this prospectus supplement, whether or not participating in this offering, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

     The trust fund described in this prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000
("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved by the United Kingdom's Financial Services Authority and,
as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

     The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within
Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Financial
Promotion) Order 2001 (all such persons together being referred to as "FPO
Persons"), and (B) if made by a person who is an authorized person under the
FSMA, is being made only to, or directed only at, persons who (1) are outside the United Kingdom, or (2) have professional experience in participating in unregulated collective investment schemes, or (3) are persons falling within
Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Promotion
of Collective Investment Schemes) (Exemptions) Order 2001 (all such persons together being referred to as "PCIS Persons" and together with the FPO Persons, the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

     Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                       S-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS

   Servicing of the U-Haul Portfolio Pari Passu Loan, the Coronado Center
      Loan Group, the County Line Commerce Center Loan Group and the FRIS

APPENDIX I - Mortgage Pool Information (Tables), Loan Group 1 (Tables)
   and Loan Group 2 (Tables).................................................I-1
APPENDIX II - Certain Characteristics of the Mortgage Loans.................II-1
APPENDIX III - Certain Characteristics of the Mortgage Loans in Loan
   Group 2.................................................................III-1
APPENDIX IV - Significant

                                       S-5

--------------------------------------------------------------------------------

                                EXECUTIVE SUMMARY

          This Executive Summary highlights selected information regarding the certificates. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THIS OFFERING
AND THE UNDERLYING MORTGAGE LOANS, YOU SHOULD READ THIS ENTIRE PROSPECTUS
SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.

                              CERTIFICATE STRUCTURE



-------------------------------------------------------------------------------------------------------------------
                             APPROXIMATE
                               INITIAL      APPROXIMATE
                             CERTIFICATE      INITIAL                            APPROXIMATE   WEIGHTED
APPROXIMATE                  BALANCE OR        PASS-                             PERCENT OF     AVERAGE   PRINCIPAL
   CREDIT                     NOTIONAL        THROUGH           RATINGS             TOTAL        LIFE      WINDOW
  SUPPORT        CLASS         AMOUNT           RATE        (FITCH/S&P/DBRS)    CERTIFICATES    (YRS.)     (MONTHS)
-------------------------------------------------------------------------------------------------------------------

20.000%       CLASS A-1    $  121,200,000      4.646%         AAA/AAA/AAA           4.40%        2.99        1 - 58
-------------------------------------------------------------------------------------------------------------------
20.000%       CLASS A-1A   $  318,834,000      4.946%         AAA/AAA/AAA          11.58%        7.38       1 - 119
-------------------------------------------------------------------------------------------------------------------
30.000%       CLASS A-2A   $  294,875,000      4.882%         AAA/AAA/AAA          10.71%        4.92       58 - 60
-------------------------------------------------------------------------------------------------------------------
20.000%       CLASS A-2B   $   42,125,000      4.913%         AAA/AAA/AAA           1.53%        5.01       60 - 60
-------------------------------------------------------------------------------------------------------------------
20.000%       CLASS A-AB   $  111,100,000      4.973%         AAA/AAA/AAA           4.03%        7.25      60 - 112
-------------------------------------------------------------------------------------------------------------------
20.000%       CLASS A-3    $  103,000,000      5.392%         AAA/AAA/AAA           3.74%        7.80      81 - 110
-------------------------------------------------------------------------------------------------------------------
30.000%       CLASS A-4A   $1,060,595,000      4.989%         AAA/AAA/AAA          38.51%        9.66     112 - 118
-------------------------------------------------------------------------------------------------------------------
20.000%       CLASS A-4B   $  151,514,000      5.042%         AAA/AAA/AAA           5.50%        9.84     118 - 118
-------------------------------------------------------------------------------------------------------------------
______        CLASS X-2    $2,672,241,000      0.557%         AAA/AAA/AAA          _____         ____     _________
-------------------------------------------------------------------------------------------------------------------
13.625%       CLASS A-J    $  175,571,000      5.073%         AAA/AAA/AAA           6.38%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
12.750%       CLASS B      $   24,098,000      5.152%      AA+/AA+/AA(high)         0.88%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
11.500%       CLASS C      $   34,425,000      5.172%          AA/AA/AA             1.25%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
10.500%       CLASS D      $   27,541,000      5.202%       AA-/AA-/AA(low)         1.00%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
 9.625%       CLASS E      $   24,098,000      5.231%        A+/A+/A(high)          0.88%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
 8.625%       CLASS F      $   27,541,000      5.271%            A/A/A              1.00%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
 7.625%       CLASS G      $   27,540,000      5.379%        A-/A-/A(low)           1.00%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
 6.375%       CLASS H      $   34,426,000      5.602%     BBB+/BBB+/BBB(high)       1.25%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
 5.250%       CLASS J      $   30,983,000      5.602%         BBB/BBB/BBB           1.12%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
 3.750%       CLASS K      $   41,311,000      5.602%     BBB-/BBB-/BBB(low)        1.50%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------
______        CLASSES L-S  $  103,277,199      _____           _________            ____         ____     _________
-------------------------------------------------------------------------------------------------------------------
______        CLASS X-1    $2,754,054,199      0.054%         AAA/AAA/AAA           ____         ____     _________
-------------------------------------------------------------------------------------------------------------------


     o    The notional amount of the Class X-1 Certificates initially will be
          $2,754,054,199 and the notional amount of the Class X-2 Certificates initially will be $2,672,241,000.

     o    The percentages indicated under the column "Approximate Credit
          Support" with respect to the Class A-1, Class A-1A, Class A-2A, Class
          A-2B, Class A-AB, Class A-3, Class A-4A and Class A-4B Certificates
          represent the approximate credit support for the Class A-1, Class
          A-1A, Class A-2A, Class A-2B, Class A-AB, Class A-3, Class A-4A and
          Class A-4B Certificates in the aggregate. Additionally, the credit support percentage set forth for the Class A-2A Certificates reflects the credit support provided by the Class A-2B Certificates and the credit support percentage set forth for the Class A-4A Certificates reflects the credit support provided by the Class A-4B Certificates.
          References in this prospectus supplement to the Class A-2 Certificates means the Class A-2A Certificates and the Class A-2B Certificates in
          the aggregate. References in this prospectus supplement to the Class
          A-4 Certificates means the Class A-4A Certificates and the Class A-4B
          Certificates in the aggregate.

     o    The initial certificate balance or notional amount on the closing date may vary by up to 5%.

     o    The Class X-1 Certificates and the Class G, Class H, Class J, Class K,
          Class L, Class M, Class N, Class O, Class P, Class Q and Class S
          Certificates are not offered pursuant to this prospectus supplement.

     o    For purposes of making distributions to the Class A-1, Class A-1A,
          Class A-2, Class A-AB, Class A-3 and Class A-4 Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2.

     o    Loan group 1 will consist of one hundred fifty-one (151) mortgage loans, representing approximately 88.4% of the initial outstanding pool balance. Loan group 2 will consist of twenty-six (26) mortgage loans, representing approximately 11.6% of the initial outstanding pool balance, and approximately 43.8% of the principal balance of all the mortgage loans secured by multifamily and mixed use properties.

     o    So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class
          A-1, Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-4, Class
          X-1 and Class X-2 Certificates, interest distributions on the Class
          A-1, Class A-2, Class A-AB, Class A-3 and Class A-4 Certificates will be based upon amounts available relating to mortgage loans in loan group 1, interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group
          2 and interest distributions on the Class X-1 and Class X-2

--------------------------------------------------------------------------------

                                       S-6

--------------------------------------------------------------------------------

          Certificates will be based upon amounts available relating to all the mortgage loans in the mortgage pool. However, if on any distribution date, funds are insufficient to make distributions of all interest on such distribution date to the Class A-1, Class A-1A, Class A-2, Class
          A-AB, Class A-3, Class A-4, Class X-1 and Class X-2 Certificates,
          available funds will be allocated among all these classes pro rata in accordance with their interest entitlements for such distribution date, without regard to loan group, provided that interest distributed to the Class A-2 Certificates will be applied first to the Class A-2A
          Certificates up to their interest entitlement and then to the Class
          A-2B Certificates up to their interest entitlement, provided further that interest distributed to the Class A-4 Certificates will be applied first to the Class A-4A Certificates up to their interest entitlement and then to the Class A-4B Certificates up to their interest entitlement.

     o    Generally, the Class A-1, Class A-2, Class A-AB, Class A-3 and Class
          A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 until the certificate principal balance of the Class A-1A
          Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 2 until the certificate principal balance of the Class A-4 Certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class A-J through Class S
          Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-1A, Class A-2, Class A-AB, Class
          A-3 and Class A-4 Certificates, pro rata, provided that distributions of principal to the Class A-2 Certificates will first be applied to the Class A-2A Certificates until reduced to zero and then to the
          Class A-2B Certificates until reduced to zero, provided further that distributions of principal to the Class A-4 Certificates will first be applied to the Class A-4A Certificates until reduced to zero and then to the Class A-4B Certificates until reduced to zero.

     o    The pass-through rates for the Class A-1, Class A-1A, Class A-2A,
          Class A-2B, Class A-AB, Class A-4A and Class A-4B Certificates are
          fixed at their initial pass-through rates. The pass-through rate for the Class A-3 Certificates will be a per annum rate equal to the lesser of 5.392% and the weighted average net mortgage rate. The pass-through rate for the Class A-J Certificates will be a per annum rate equal to the lesser of 5.073% and the weighted average net mortgage rate. The pass-through rate for the Class B Certificates will be a per annum rate equal to the lesser of 5.152% and the weighted average net mortgage rate. The pass-through rate for the Class C
          Certificates will be a per annum rate equal to the lesser of 5.172%
          and the weighted average net mortgage rate. The pass-through rate for the Class D Certificates will be a per annum rate equal to the lesser of 5.202% and the weighted average net mortgage rate. The pass-through rate for the Class E Certificates will be a per annum rate equal to the lesser of 5.231% and the weighted average net mortgage rate. The pass-through rate for the Class F Certificates will be a per annum rate equal to the lesser of 5.271% and the weighted average net mortgage rate. The pass-through rate for the Class X-2 Certificates is variable and, subsequent to the initial Distribution Date, will be determined as described under "Description of the Offered
          Certificates--Pass-Through Rates" in this prospectus supplement.

     o    The principal window is expressed in months following the closing date and reflects the period during which distributions of principal would be received under the assumptions set forth in the following sentence.
          The Weighted Average Life and principal window figures set forth above are based on the following assumptions, among others: (i) no losses on the underlying mortgage loans; (ii) no extensions of maturity dates of mortgage loans; (iii) payment in full on the "anticipated repayment date," or stated maturity date of each mortgage loan and (iv) a 0%
          CPR. See the assumptions set forth under "Yield, Prepayment and
          Maturity Considerations" in this prospectus supplement and under
          "Structuring Assumptions" in the "Glossary of Terms."

     o    The Class T, Class R-I, R-II and R-III Certificates also represent ownership interests in the trust. These certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

          [_]  Offered certificates.

          [_]  Certificates not offered pursuant to this prospectus supplement.

--------------------------------------------------------------------------------

                                       S-7

--------------------------------------------------------------------------------

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING
OF THE OFFERED CERTIFICATES, YOU SHOULD READ THIS ENTIRE DOCUMENT AND THE
ACCOMPANYING PROSPECTUS CAREFULLY.

                                WHAT YOU WILL OWN

GENERAL.......................   Your certificates (along with the privately
                                 offered certificates) will represent beneficial
                                 interests in a trust created by us on the
                                 closing date. All payments to you will come
                                 only from the amounts received in connection
                                 with the assets of the trust. The trust's
                                 assets will primarily be 177 mortgage loans
                                 secured by first mortgage liens on 549
                                 commercial and multifamily properties.

TITLE OF CERTIFICATES.........   Commercial Mortgage Pass-Through Certificates,
                                 Series 2005-HQ6.

MORTGAGE POOL.................   The mortgage pool consists of 177 mortgage
                                 loans with an aggregate principal balance of
                                 all mortgage loans as of the cut-off date, of
                                 approximately $2,754,054,199, which may vary on
                                 the closing date by up to 5%. Each mortgage
                                 loan requires scheduled payments of principal
                                 and/or interest to be made monthly. For
                                 purposes of those mortgage loans that have a
                                 due date on a date other than the first of the
                                 month, we have assumed that those mortgage
                                 loans are due on the first of the month for
                                 purposes of determining their cut-off dates and
                                 cut-off date balances.

                                 As of the cut-off date, the balances of the
                                 mortgage loans in the mortgage pool ranged from
                                 approximately $1,269,680 to approximately
                                 $340,000,000 and the mortgage loans had an
                                 approximate average balance of $15,559,628.

                                 For purposes of calculating distributions on
                                 certain classes of certificates, the mortgage
                                 loans in the mortgage pool backing the offered
                                 certificates will be divided into a loan group
                                 1 and a loan group 2.

                                 Loan group 1 will consist of all of the
                                 mortgage loans that are secured by property
                                 types other than multifamily and 7 mixed use
                                 properties, together with 1 mortgage loan
                                 secured by multifamily properties. Loan group 1
                                 will consist of 151 mortgage loans, with an
                                 initial outstanding loan group 1 balance of
                                 $2,435,219,846, which may vary up to 5%. Loan
                                 group 1 represents approximately 88.4% of the
                                 initial outstanding pool balance.

                                 Loan group 2 will consist of 24 of the mortgage
                                 loans that are secured by multifamily
                                 properties and 2 of the mortgages loans that
                                 are secured by mixed use properties and have an
                                 initial outstanding loan group 2 balance of
                                 $318,834,354. Loan group 2 represents
                                 approximately 11.6% of the initial outstanding
                                 pool balance and approximately 43.8% of the
                                 principal balance of all the mortgage loans
                                 secured by multifamily and mixed use
                                 properties.

                                 As of the cut-off date, the balances of the
                                 mortgage loans in loan group 1 ranged from
                                 approximately $1,269,680 to approximately
                                 $340,000,000 and the mortgage loans in loan
                                 group 1 had an approximate average balance of
                                 $16,127,284. As of the cut-off date,

--------------------------------------------------------------------------------

                                      S-8

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                                 the balances of the mortgage loans in loan
                                 group 2 ranged from approximately $1,715,775 to
                                 approximately $82,750,000 and the mortgage
                                 loans in loan group 2 had an approximate
                                 average balance of $12,262,860.

                           RELEVANT PARTIES AND DATES

ISSUER........................   Morgan Stanley Capital I Trust 2005-HQ6.

DEPOSITOR.....................   Morgan Stanley Capital I Inc.

MASTER SERVICERS..............   Prudential Asset Resources, Inc. with respect
                                 to those mortgage loans sold by Prudential
                                 Mortgage Capital Funding, LLC to us for deposit
                                 into the trust.

                                 Wells Fargo Bank, National Association with
                                 respect to those mortgage loans sold by Wells
                                 Fargo Bank, National Association, Morgan
                                 Stanley Mortgage Capital Inc. and SunTrust Bank
                                 to us for deposit into the trust.

                                 Prudential Asset Resources, Inc. will also act
                                 as servicer report administrator and in that
                                 capacity will be responsible for the assembly
                                 and combination of various reports prepared by
                                 the special servicer and the other master
                                 servicer.

                                 When we refer in this prospectus supplement to
                                 a master servicer in relation to one or more of
                                 the mortgage loans, we mean the applicable
                                 master servicer for those mortgage loans as
                                 identified above.

SPECIAL SERVICER..............   CWCapital Asset Management LLC.

TRUSTEE.......................   LaSalle Bank National Association, a national
                                 banking association.

FISCAL AGENT..................   ABN AMRO Bank N.V., a Netherlands banking
                                 corporation and indirect corporate parent of
                                 the trustee.

PAYING AGENT..................   Wells Fargo Bank, National Association, which
                                 will also act as the certificate registrar. See
                                 "Description of the Offered Certificates--The
                                 Paying Agent, Certificate Registrar and
                                 Authenticating Agent" in this prospectus
                                 supplement.

OPERATING ADVISER.............   The holders of certificates representing more
                                 than 50% of the aggregate certificate balance
                                 of the most subordinate class of certificates,
                                 outstanding at any time of determination, or,
                                 if the certificate balance of that class of
                                 certificates is less than 25% of the initial
                                 certificate balance of that class, the next
                                 most subordinate class of certificates, may
                                 appoint a representative to act as operating
                                 adviser for the purposes described in this
                                 prospectus supplement. The initial operating
                                 adviser will be CWCapital Investments LLC or an
                                 affiliate.

                                 With respect to Mortgage Loan Nos. 182-373, the
                                 holders of the related B Notes will initially
                                 be entitled to exercise certain rights of the
                                 operating adviser. See "Servicing of the
                                 Mortgage Loans--Servicing of the U-Haul
                                 Portfolio Pari Passu Loan, the Coronado Center
                                 Loan Group, the County Line Commerce Center
                                 Loan Group and the FRIS Chkn Portfolio Loan
                                 Group--The FRIS Chkn Portfolio Loan Group" in
                                 this prospectus supplement.

SELLERS.......................   Morgan Stanley Mortgage Capital Inc., as to 111
                                 mortgage loans (which include 96 mortgage loans
                                 in loan group 1 and 15 mortgage

--------------------------------------------------------------------------------

                                       S-9

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                                 loans in loan group 2), representing 74.5 % of
                                 the initial outstanding pool balance (and
                                 representing 75.1% of the initial outstanding
                                 loan group 1 balance and 70.4% of the initial
                                 outstanding loan group 2 balance).

                                 Wells Fargo Bank, National Association, as to
                                 35 mortgage loans (which include 33 mortgage
                                 loans in loan group 1 and 2 mortgage loans in
                                 loan group 2), representing 14.2 % of the
                                 initial outstanding pool balance (and
                                 representing 15.5% of the initial outstanding
                                 loan group 1 balance and 4.6% of the initial
                                 outstanding loan group 2 balance).

                                 Prudential Mortgage Capital Funding, LLC, as to
                                 22 mortgage loans (which include 16 mortgage
                                 loans in loan group 1 and 6 mortgage loans in
                                 loan group 2), representing 9.3 % of the
                                 initial outstanding pool balance (and
                                 representing 7.7% of the initial outstanding
                                 loan group 1 balance and 21.3% of the initial
                                 outstanding loan group 2 balance).

                                 SunTrust Bank, as to 9 mortgage loans (which
                                 include 6 mortgage loans in loan group 1 and 3
                                 mortgage loans in loan group 2), representing
                                 1.9% of the initial outstanding pool balance
                                 (and representing 1.7% of the initial
                                 outstanding loan group 1 balance and 3.7% of
                                 the initial outstanding loan group 2 balance).

UNDERWRITERS..................   Morgan Stanley & Co. Incorporated, Banc of
                                 America Securities LLC, Greenwich Capital
                                 Markets, Inc. and SunTrust Capital Markets,
                                 Inc.

CUT-OFF DATE..................   August 1, 2005. For purposes of the information
                                 contained in this prospectus supplement
                                 (including the appendices to this prospectus
                                 supplement), scheduled payments due in August
                                 2005 with respect to mortgage loans not having
                                 payment dates on the first day of each month
                                 have been deemed received on August 1, 2005,
                                 not the actual day on which such scheduled
                                 payments were due.

CLOSING DATE..................   On or about August 11, 2005.

DISTRIBUTION DATE.............   The 13th day of each month, or, if such 13th
                                 day is not a business day, the business day
                                 immediately following such 13th day, commencing
                                 in September 2005.

RECORD DATE...................   With respect to each distribution date, the
                                 close of business on the last business day of
                                 the preceding calendar month.

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                                      S-10

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EXPECTED FINAL DISTRIBUTION      ------------------------------
   DATES......................    Class A-1     June 13, 2010
                                 ------------------------------
                                 Class A-1A     July 13, 2015
                                 ------------------------------
                                 Class A-2A    August 13, 2010
                                 ------------------------------
                                 Class A-2B    August 13, 2010
                                 ------------------------------
                                 Class A-AB   December 13, 2014
                                 ------------------------------
                                  Class A-3    October 13, 2014
                                 ------------------------------
                                 Class A-4A     June 13, 2015
                                 ------------------------------
                                 Class A-4B     June 13, 2015
                                 ------------------------------
                                  Class X-2    August 13, 2013
                                 ------------------------------
                                  Class A-J     July 13, 2015
                                 ------------------------------
                                   Class B      July 13, 2015
                                 ------------------------------
                                   Class C      July 13, 2015
                                 ------------------------------
                                   Class D      July 13, 2015
                                 ------------------------------
                                   Class E      July 13, 2015
                                 ------------------------------
                                   Class F      July 13, 2015
                                 ------------------------------

                                 The Expected Final Distribution Date for each
                                 class of certificates is the date on which such
                                 class is expected to be paid in full, or in the
                                 case of Class X-2 the last interest payment,
                                 assuming no delinquencies, losses,
                                 modifications, extensions of maturity dates,
                                 repurchases or prepayments of the mortgage
                                 loans after the initial issuance of the
                                 certificates. Any mortgage loans with
                                 anticipated repayment dates are assumed to
                                 repay in full on such dates.

RATED FINAL DISTRIBUTION
   DATE.......................   As to each class of certificates, the
                                 distribution date in August 2042.

                                 OFFERED CERTIFICATES

GENERAL.......................   We are offering the following fifteen (15)
                                 classes of our Series 2005-HQ6 Commercial
                                 Mortgage Pass-Through Certificates:

                                 o    Class A-l

                                 o    Class A-1A

                                 o    Class A-2A

                                 o    Class A-2B

                                 o    Class A-AB

                                 o    Class A-3

                                 o    Class A-4A

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                                      S-11

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                                 o    Class A-4B

                                 o    Class X-2

                                 o    Class A-J

                                 o    Class B

                                 o    Class C

                                 o    Class D

                                 o    Class E

                                 o    Class F

                                 The entire series will consist of a total of
                                 thirty-one (31) classes, the following sixteen
                                 (16) of which are not being offered by this
                                 prospectus supplement and the accompanying
                                 prospectus: Class X-1, Class G, Class H, Class
                                 J, Class K, Class L, Class M, Class N, Class O,
                                 Class P, Class Q, Class S, Class T, Class R-I,
                                 Class R-II and Class R-III.

CERTIFICATE BALANCE...........   Your certificates will have the approximate
                                 aggregate initial certificate balance or
                                 notional amount presented in the chart below
                                 and this balance below may vary by up to 5% on
                                 the closing date:

                                 -----------------------------------------------
                                 Class A-1    $  121,200,000 Certificate Balance
                                 -----------------------------------------------
                                 Class A-1A   $  318,834,000 Certificate Balance
                                 -----------------------------------------------
                                 Class A-2A   $  294,875,000 Certificate Balance
                                 -----------------------------------------------
                                 Class A-2B   $   42,125,000 Certificate Balance
                                 -----------------------------------------------
                                 Class A-AB   $  111,100,000 Certificate Balance
                                 -----------------------------------------------
                                 Class A-3    $  103,000,000 Certificate Balance
                                 -----------------------------------------------
                                 Class A-4A   $1,060,595,000 Certificate Balance
                                 -----------------------------------------------
                                 Class A-4B   $  151,514,000 Certificate Balance
                                 -----------------------------------------------
                                 Class X-2    $2,672,241,000 Notional Amount
                                 -----------------------------------------------
                                 Class A-J    $  175,571,000 Certificate Balance
                                 -----------------------------------------------
                                 Class B      $   24,098,000 Certificate Balance
                                 -----------------------------------------------
                                 Class C      $   34,425,000 Certificate Balance
                                 -----------------------------------------------
                                 Class D      $   27,541,000 Certificate Balance
                                 -----------------------------------------------
                                 Class E      $   24,098,000 Certificate Balance
                                 -----------------------------------------------
                                 Class F      $   27,541,000 Certificate Balance
                                 -----------------------------------------------

                                 The certificate balance at any time is the
                                 maximum amount of principal distributable to a
                                 class and is subject to adjustment on each
                                 distribution date to reflect any reductions
                                 resulting from distributions of principal to

--------------------------------------------------------------------------------

                                      S-12

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                                 that class or any allocations of losses to the
                                 certificate balance of that class.

                                 The Class X-1 Certificates, which are private
                                 certificates, and the Class X-2 Certificates
                                 will not have certificate balances; each such
                                 class of certificates will instead represent
                                 the right to receive distributions of interest
                                 accrued as described herein on a notional
                                 amount. The notional amount of the Class X-1
                                 Certificates will be equal to the aggregate of
                                 the certificate balances of the classes of
                                 certificates (other than the Class X-2, Class
                                 R-I, Class R-II, Class R-III and Class T
                                 Certificates) outstanding from time to time.

                                 The notional amount of the Class X-2
                                 Certificates will equal:

                                 o    during the period from the closing date
                                      through and including the distribution
                                      date occurring in August 2006, the sum of
                                      (a) the lesser of $106,156,000 and the
                                      certificate balance of the Class A-1
                                      Certificates outstanding from time to
                                      time, (b) the lesser of $317,474,000 and
                                      the certificate balance of the Class A-1A
                                      Certificates outstanding from time to time
                                      and (c) the aggregate of the certificate
                                      balances of the Class A-2A, Class A-2B,
                                      Class A-AB, Class A-3, Class A-4A, Class
                                      A-4B, Class A-J, Class B, Class C, Class
                                      D, Class E, Class F, Class G, Class H,
                                      Class J, Class K, Class L, Class M and
                                      Class N Certificates outstanding from time
                                      to time;

                                 o    during the period following the
                                      distribution date occurring in August 2006
                                      through and including the distribution
                                      date occurring in August 2007, the sum of
                                      (a) the lesser of $1,498,000 and the
                                      certificate balance of the Class A-1
                                      Certificates outstanding from time to
                                      time, (b) the lesser of $304,236,000 and
                                      the certificate balance of the Class A-1A
                                      Certificates outstanding from time to time
                                      and (c) the aggregate of the certificate
                                      balances of the Class A-2A, Class A-2B,
                                      Class A-AB, Class A-3, Class A-4A, Class
                                      A-4B, Class A-J, Class B, Class C, Class
                                      D, Class E, Class F, Class G, Class H,
                                      Class J, Class K, Class L, Class M and
                                      Class N Certificates outstanding from time
                                      to time;

                                 o    during the period following the
                                      distribution date occurring in August 2007
                                      through and including the distribution
                                      date occurring in August 2008, the sum of
                                      (a) the lesser of $188,836,000 and the
                                      certificate balance of the Class A-2A
                                      Certificates outstanding from time to
                                      time, (b) the lesser of $290,440,000 and
                                      the certificate balance of the Class A-1A
                                      Certificates outstanding from time to
                                      time, (c) the aggregate of the certificate
                                      balances of the Class A-2B, Class A-AB,
                                      Class A-3, Class A-4A, Class A-4B, Class
                                      A-J, Class B, Class C, Class D, Class E,
                                      Class F, Class G, Class H and Class J
                                      Certificates outstanding from time to time
                                      and (d) the lesser of $37,436,000 and the
                                      certificate balance of the Class K
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in August 2008
                                      through and including the distribution
                                      date occurring in August 2009, the sum of
                                      (a) the lesser of $87,103,000 and the
                                      certificate balance of the Class A-2A
                                      Certificates outstanding from time to
                                      time, (b) the lesser of $277,376,000 and
                                      the certificate balance of the Class A-1A
                                      Certificates outstanding from time to

--------------------------------------------------------------------------------

                                      S-13

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                                      time, (c) the aggregate of the certificate
                                      balances of the Class A-2B, Class A-AB,
                                      Class A-3, Class A-4A, Class A-4B, Class
                                      A-J, Class B, Class C, Class D, Class E,
                                      Class F, Class G and Class H Certificates
                                      outstanding from time to time and (d) the
                                      lesser of $17,951,000 and the certificate
                                      balance of the Class J Certificates
                                      outstanding from time to time;

                                 o    during the period following the
                                      distribution date occurring in August 2009
                                      through and including the distribution
                                      date occurring in August 2010, the sum of
                                      (a) the lesser of $1,031,791,000 and the
                                      certificate balance of the Class A-4A
                                      Certificates outstanding from time to
                                      time, (b) the lesser of $164,140,000 and
                                      the certificate balance of the Class A-1A
                                      Certificates outstanding from time to
                                      time, (c) the aggregate of the certificate
                                      balances of the Class A-4B, Class A-J,
                                      Class B, Class C, Class D Class E, Class F
                                      and Class G Certificates outstanding from
                                      time to time and (d) the lesser of
                                      $5,871,000 and the certificate balance of
                                      the Class H Certificates outstanding from
                                      time to time;

                                 o    during the period following the
                                      distribution date occurring in August 2010
                                      through and including the distribution
                                      date occurring in August 2011, the sum of
                                      (a) the lesser of $952,944,000 and the
                                      certificate balance of the Class A-4A
                                      Certificates outstanding from time to
                                      time, (b) the lesser of $156,293,000 and
                                      the certificate balance of the Class A-1A
                                      Certificates outstanding from time to
                                      time, (c) the aggregate of the certificate
                                      balances of the Class A-4B, Class A-J,
                                      Class B, Class C, Class D and Class E
                                      Certificates outstanding from time to time
                                      and (d) the lesser of $24,919,000 and the
                                      certificate balance of the Class F
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in August 2011
                                      through and including the distribution
                                      date occurring in August 2012, the sum of
                                      (a) the lesser of $845,317,000 and the
                                      certificate balance of the Class A-4A
                                      Certificates outstanding from time to
                                      time, (b) the lesser of $148,905,000 and
                                      the certificate balance of the Class A-1A
                                      Certificates outstanding from time to
                                      time, (c) the aggregate of the certificate
                                      balances of the Class A-4B, Class A-J,
                                      Class B, Class C and Class D Certificates
                                      outstanding from time to time and (d) the
                                      lesser of $15,904,000 and the certificate
                                      balance of the Class E Certificates
                                      outstanding from time to time;

                                 o    during the period following the
                                      distribution date occurring in August 2012
                                      through and including the distribution
                                      date occurring in August 2013, the sum of
                                      (a) the lesser of $772,866,000 and the
                                      certificate balance of the Class A-4A
                                      Certificates outstanding from time to
                                      time, (b) the lesser of $141,910,000 and
                                      the certificate balance of the Class A-1A
                                      Certificates outstanding from time to
                                      time, (c) the aggregate of the certificate
                                      balances of the Class A-4B, Class A-J,
                                      Class B and Class C Certificates
                                      outstanding from time to time and (d) the
                                      lesser of $13,330,000 and the certificate
                                      balance of the Class D Certificates
                                      outstanding from time to time; and

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                                      S-14

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                                 o    following the distribution date occurring
                                      in August 2013, $0.

                                 Accordingly, the notional amount of the Class
                                 X-1 Certificates will be reduced on each
                                 distribution date by any distributions of
                                 principal actually made on, and any losses
                                 actually allocated to the certificate balance
                                 of, any class of certificates (other than the
                                 Class X-1, Class X-2, Class T, Class R-I, Class
                                 R-II and Class R-III Certificates) outstanding
                                 from time to time. The notional amount of the
                                 Class X-2 Certificates will be reduced on each
                                 distribution date by any distributions of
                                 principal actually made on, and any losses
                                 actually allocated to the certificate balance
                                 of any component and any class of Certificates
                                 included in the calculation of the notional
                                 amount for the Class X-2 Certificates on such
                                 distribution date, as described above. Holders
                                 of the Class X-2 Certificates will not be
                                 entitled to distributions of interest at any
                                 time following the distribution date occurring
                                 in August 2013.

PASS-THROUGH RATES............   Your certificates will accrue interest at an
                                 annual rate called a pass-through rate. The
                                 following table lists the initial pass-through
                                 rates for each class of offered certificates:

                                 ---------------------------------
                                  Class A-1      4.646% (Fixed)
                                 ---------------------------------
                                 Class A-1A      4.946% (Fixed)
                                 ---------------------------------
                                 Class A-2A      4.882% (Fixed)
                                 ---------------------------------
                                 Class A-2B      4.913% (Fixed)
                                 ---------------------------------
                                 Class A-AB      4.973% (Fixed)
                                 ---------------------------------
                                  Class A-3      5.392% (Fixed)
                                 ---------------------------------
                                 Class A-4A      4.989% (Fixed)
                                 ---------------------------------
                                 Class A-4B      5.042% (Fixed)
                                 ---------------------------------
                                  Class X-2   0.557% (Variable IO)
                                 ---------------------------------
                                  Class A-J      5.073% (Fixed)
                                 ---------------------------------
                                   Class B       5.152% (Fixed)
                                 ---------------------------------
                                   Class C       5.172% (Fixed)
                                 ---------------------------------
                                   Class D       5.202% (Fixed)
                                 ---------------------------------
                                   Class E       5.231% (Fixed)
                                 ---------------------------------
                                   Class F       5.271% (Fixed)
                                 ---------------------------------

                                 Interest on your certificates will be
                                 calculated on the basis of a 360-day year
                                 consisting of twelve 30-day months, also
                                 referred to in this prospectus supplement as a
                                 30/360 basis.

                                 The pass-through rates for the Class A-1, Class
                                 A-1A, Class A-2A, Class A-2B, Class A-AB, Class
                                 A-4A and Class A-4B Certificates will, at all
                                 times, accrue interest at a per annum rate
                                 equal to the related fixed

--------------------------------------------------------------------------------

                                      S-15

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                                 rate shown in the table above. The Class A-3
                                 Certificates will, at all times, accrue
                                 interest at a per annum rate equal to the
                                 lesser of 5.392% and the weighted average net
                                 mortgage rate. The Class A-J Certificates will,
                                 at all times, accrue interest at a per annum
                                 rate equal to the lesser of 5.073% and the
                                 weighted average net mortgage rate. The Class B
                                 Certificates will, at all times, accrue
                                 interest at a per annum rate equal to the
                                 lesser of 5.152% and the weighted average net
                                 mortgage rate. The Class C Certificates will,
                                 at all times, accrue interest at a per annum
                                 rate equal to the lesser of 5.172% and the
                                 weighted average net mortgage rate. The Class D
                                 Certificates will, at all times, accrue
                                 interest at a per annum rate equal to the
                                 lesser of 5.202% and the weighted average net
                                 mortgage rate. The Class E Certificates will,
                                 at all times, accrue interest at a per annum
                                 rate equal to the lesser of 5.231% and the
                                 weighted average net mortgage rate. The Class F
                                 Certificates will, at all times, accrue
                                 interest at a per annum rate equal to the
                                 lesser of 5.271% and the weighted average net
                                 mortgage rate.

                                 The weighted average net mortgage rate for a
                                 particular distribution date is a weighted
                                 average of the interest rates on the mortgage
                                 loans minus a weighted average annual
                                 administrative cost rate, which includes the
                                 master servicing fee rate, any excess servicing
                                 fee rate and the trustee fee rate. The relevant
                                 weighting is based upon the respective
                                 principal balances of the mortgage loans as in
                                 effect immediately prior to the relevant
                                 distribution date. For purposes of calculating
                                 the weighted average net mortgage rate, the
                                 mortgage loan interest rates will not reflect
                                 any default interest rate. The mortgage loan
                                 interest rates will also be determined without
                                 regard to any loan term modifications agreed to
                                 by the special servicer or resulting from any
                                 borrower's bankruptcy or insolvency. In
                                 addition, for purposes of calculating the
                                 weighted average net mortgage rate, if a
                                 mortgage loan does not accrue interest on a
                                 30/360 basis, its interest rate for any month
                                 will, in general, be deemed to be the rate per
                                 annum that, when calculated on a 30/360 basis,
                                 will produce the amount of interest that
                                 actually accrues on that mortgage loan in that
                                 month.

                                 The pass-through rate applicable to the Class
                                 X-1 Certificates for the initial distribution
                                 date will equal approximately 0.054% per annum.

                                 The pass-through rate applicable to the Class
                                 X-1 Certificates for each distribution date
                                 subsequent to the initial distribution date
                                 will equal the weighted average of the
                                 respective strip rates (the "Class X-1 Strip
                                 Rates") at which interest accrues from time to
                                 time on the respective components of the total
                                 notional amount of the Class X-1 Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the
                                 respective balances of such components
                                 outstanding immediately prior to such
                                 distribution date). Each of those components
                                 will be comprised of all or a designated
                                 portion of the certificate balance of one of
                                 the classes of the Principal Balance
                                 Certificates. In general, the certificate
                                 balance of each class of Principal Balance
                                 Certificates will constitute a separate
                                 component of the total notional amount of the
                                 Class X-1 Certificates; provided that, if a
                                 portion, but not all, of the certificate
                                 balance of any particular class of Principal
                                 Balance Certificates is identified under
                                 "--Certificate Balance" above as being part of
                                 the total notional amount of the Class X-2
                                 Certificates immediately prior to any
                                 distribution date, then that identified portion
                                 of such certificate balance will also represent
                                 one or more separate components of the total
                                 notional amount of the Class X-1 Certificates

--------------------------------------------------------------------------------

                                      S-16

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                                 for purposes of calculating the accrual of
                                 interest for the related distribution date, and
                                 the remaining portion of such certificate
                                 balance will represent one or more other
                                 separate components of the Class X-1
                                 Certificates for purposes of calculating the
                                 accrual of interest for the related
                                 distribution date. For any distribution date
                                 occurring in or before August 2013, on any
                                 particular component of the total notional
                                 amount of the Class X-1 Certificates
                                 immediately prior to the related distribution
                                 date, the applicable Class X-1 Strip Rate will
                                 be calculated as follows:

                                 o    if such particular component consists of
                                      the entire certificate balance (or a
                                      designated portion of that certificate
                                      balance) of any class of Principal Balance
                                      Certificates, and if such entire
                                      certificate balance (or that designated
                                      portion) also constitutes a component of
                                      the total notional amount of the Class X-2
                                      Certificates immediately prior to the
                                      related distribution date, then the
                                      applicable Class X-1 Strip Rate will equal
                                      the excess, if any, of (a) the weighted
                                      average net mortgage rate for such
                                      distribution date, over (b) the greater of
                                      (i) the rate per annum corresponding to
                                      such distribution date as set forth on
                                      Schedule B attached to this prospectus
                                      supplement and (ii) the pass-through rate
                                      for such distribution date for such class
                                      of Principal Balance Certificates; and

                                 o    if such particular component consists of
                                      the entire certificate balance (or a
                                      designated portion of that certificate
                                      balance) of any class of Principal Balance
                                      Certificates, and if such entire
                                      certificate balance (or that designated
                                      portion) does not also constitute a
                                      component of the total notional amount of
                                      the Class X-2 Certificates immediately
                                      prior to the related distribution date,
                                      then the applicable Class X-1 Strip Rate
                                      will equal the excess, if any, of (a) the
                                      weighted average net mortgage rate for
                                      such distribution date, over (b) the
                                      pass-through rate for such distribution
                                      date for such class of Principal Balance
                                      Certificates.

                                 For any distribution date occurring after
                                 August 2013, the certificate balance of each
                                 class of Principal Balance Certificates will
                                 constitute a separate component of the total
                                 notional amount of the Class X-1 Certificates,
                                 and the applicable Class X-1 Strip Rate with
                                 respect to each such component for each such
                                 distribution date will equal the excess, if
                                 any, of (a) the weighted average net mortgage
                                 rate for such distribution date, over (b) the
                                 pass-through rate for such distribution date
                                 for such class of Principal Balance
                                 Certificates. Under no circumstances will any
                                 Class X-1 Strip Rate be less than zero.

                                 The pass-through rate applicable to the Class
                                 X-2 Certificates for the initial distribution
                                 date will equal approximately 0.557% per annum.
                                 The pass-through rate applicable to the Class
                                 X-2 Certificates for each distribution date
                                 subsequent to the initial distribution date and
                                 on or before the distribution date in August
                                 2013 will equal the weighted average of the
                                 respective strip rates (the "Class X-2 Strip
                                 Rates") at which interest accrues from time to
                                 time on the respective components of the total
                                 notional amount of the Class X-2 Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the
                                 respective balances of such components
                                 outstanding immediately prior to such
                                 distribution date). Each of those components
                                 will be

--------------------------------------------------------------------------------

                                      S-17

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                                 comprised of all or a designated portion of the
                                 certificate balance of a specified class of
                                 Principal Balance Certificates. If all or a
                                 designated portion of the certificate balance
                                 of any class of Principal Balance Certificates
                                 is identified under "--Certificate Balance"
                                 above as being part of the total notional
                                 amount of the Class X-2 Certificates
                                 immediately prior to any distribution date,
                                 then that certificate balance (or designated
                                 portion of it) will represent one or more
                                 separate components of the total notional
                                 amount of the Class X-2 Certificates for
                                 purposes of calculating the accrual of interest
                                 for the related distribution date. For any
                                 distribution date occurring in or before August
                                 2013, on any particular component of the total
                                 notional amount of the Class X-2 Certificates
                                 immediately prior to the related distribution
                                 date, the applicable Class X-2 Strip Rate will
                                 equal the excess, if any, of:

                                 o    the lesser of (a) the rate per annum
                                      corresponding to such distribution date as
                                      set forth on Schedule B attached to this
                                      prospectus supplement and (b) the weighted
                                      average net mortgage rate for such
                                      distribution date, over

                                 o    the pass-through rate for such
                                      distribution date for the class of
                                      Principal Balance Certificates whose
                                      certificate balance, or a designated
                                      portion of it, comprises such component.

                                 Under no circumstances will any Class X-2 Strip
                                 Rate be less than zero.

                                 The Class G Certificates will, at all times,
                                 accrue interest at a per annum rate equal to
                                 the lesser of 5.379% and the weighted average
                                 net mortgage rate. The pass-through rate for
                                 the Class H, Class J and Class K Certificates
                                 will be a per annum rate equal to the weighted
                                 average net mortgage rate. The pass-through
                                 rate for the Class L, Class M, Class N, Class
                                 O, Class P, Class Q and Class S Certificates
                                 will, at all times, be a per annum rate equal
                                 to the lesser of 4.756% and the weighted
                                 average net mortgage rate. The Class T
                                 Certificates do not have a pass-through rate
                                 and are entitled to receive only excess
                                 interest on ARD loans following the anticipated
                                 repayment date of such ARD loans.

DISTRIBUTIONS

   A. AMOUNT AND ORDER
         OF DISTRIBUTIONS.....   On each distribution date, funds available for
                                 distribution from the mortgage loans, net of
                                 excess interest, excess liquidation proceeds
                                 and specified trust expenses, including all
                                 servicing fees, trustee fees and related
                                 compensation, will be distributed in the
                                 following amounts and priority:

                                      Step 1/Class A Senior and Class X: To
                                      interest, concurrently,

                                 o    on Classes A-1, A-2, A-3, A-AB and A-4
                                      from the portion of the available
                                      distribution amount for such distribution
                                      date that is attributable to the mortgage
                                      loans in loan group 1, pro rata, in
                                      accordance with their interest
                                      entitlements, provided that interest
                                      distributed to the Class A-2 Certificates
                                      will be applied first to Class A-2A up to
                                      its interest entitlements and then to
                                      Class A-2B up to its interest
                                      entitlements, provided further that
                                      interest distributed to the Class A-4
                                      Certificates will be applied first to

--------------------------------------------------------------------------------

                                      S-18

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                                      Class A-4A up to its interest entitlements
                                      and then to Class A-4B up to its interest
                                      entitlements;

                                 o    on Class A-1A, from the portion of the
                                      available distribution amount for such
                                      distribution date that is attributable to
                                      the mortgage loans in loan group 2; and

                                 o    on Class X-1 and Class X-2, pro rata, from
                                      the available distribution amount, in each
                                      case in accordance with their interest
                                      entitlements;

                                 provided, however, that if the portion of
                                 available distribution amount attributable to
                                 either loan group is insufficient to pay in
                                 full the total amount of interest to be
                                 distributed with respect to any of the Class A
                                 Senior or Class X Certificates on such
                                 Distribution Date as described above, the
                                 available distribution amount will be allocated
                                 among all those classes pro rata in proportion
                                 to the respective amounts of interest payable
                                 thereon for such Distribution Date, without
                                 regard to loan group, provided that interest
                                 distributed to the Class A-2 Certificates will
                                 be applied first to Class A-2A up to its
                                 interest entitlements and then to Class A-2B up
                                 to its interest entitlements, provided further
                                 that interest distributed to the Class A-4
                                 Certificates will be applied first to Class
                                 A-4A up to its interest entitlements and then
                                 to Class A-4B up to its interest entitlements.

                                      Step 2/Class A Senior: To the extent of
                                 amounts then required to be distributed as
                                 principal, concurrently,

                                 (a) to Class A-AB, Class A-1, Class A-2, Class
                                 A-3 and Class A-4,

                                 o    first, to the Class A-AB Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A certificates have been made
                                      on such distribution date, until such
                                      Certificates are reduced to their Planned
                                      Principal Balance,

                                 o    second, to the Class A-1 Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A and Class A-AB (in respect
                                      of its Planned Principal Balance)
                                      Certificates have been made on such
                                      distribution date, until the Class A-1
                                      Certificates are reduced to zero,

                                 o    third, to the Class A-2A Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB (in respect of
                                      its Planned Principal Balance) and Class
                                      A-1 Certificates have been made on such
                                      distribution date, until the Class A-2A
                                      Certificates are reduced to zero,

--------------------------------------------------------------------------------

                                      S-19

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                                 o    fourth, to the Class A-2B Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB (in respect of
                                      its Planned Principal Balance), Class A-1
                                      and Class A-2A Certificates have been made
                                      on such distribution date, until the Class
                                      A-2B Certificates are reduced to zero,

                                 o    fifth, to the Class A-3 Certificates, from
                                      the portion of such amounts attributable
                                      to loan group 1 and, after the principal
                                      balance of the Class A-1A Certificates has
                                      been reduced to zero, the portion of such
                                      amounts attributable to loan group 2
                                      remaining after payments to the Class
                                      A-1A, Class A-AB (in respect of its
                                      Planned Principal Balance), Class A-1,
                                      Class A-2A and Class A-2B Certificates
                                      have been made on such distribution date,
                                      until the Class A-3 Certificates are
                                      reduced to zero,

                                 o    sixth, to the Class A-AB Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB (in respect of
                                      its Planned Principal Balance), Class A-1,
                                      Class A-2A, Class A-2B and Class A-3
                                      Certificates have been made on such
                                      distribution date, until the Class A-AB
                                      Certificates are reduced to zero,

                                 o    seventh, to the Class A-4A Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB, Class A-1,
                                      Class A-2A, Class A-2B and Class A-3
                                      Certificates have been made on such
                                      distribution date, until the Class A-4A
                                      Certificates are reduced to zero; and

                                 o    eighth, to the Class A-4B Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB, Class A-1,
                                      Class A-2A, Class A-2B, Class A-3 and
                                      Class A-4A Certificates have been made on
                                      such distribution date, until the Class
                                      A-4B Certificates are reduced to zero.

                                 (b) to Class A-1A, from the portion of such
                                 amounts attributable to loan group 2 and, after
                                 the principal balance of the Class A-4
                                 Certificates has been reduced to zero, the
                                 portion of such amounts attributable to loan
                                 group 1 remaining after payments to the Class
                                 A-AB, Class A-1, Class A-2, Class A-3 and Class
                                 A-4 Certificates have been made on such
                                 distribution date, until its principal balance
                                 is reduced to zero.

                                 If the principal amount of each class of
                                 certificates other than Classes A-1, A-1A, A-2,
                                 A-AB, A-3 and A-4 has been reduced to zero as a
                                 result of losses on the mortgage loans or an
                                 appraisal reduction, principal will be
                                 distributed to Classes A-1, A-1A, A-2, A-AB,
                                 A-3 and

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                                      S-20

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                                 A-4, pro rata, provided that principal
                                 distributed to Class A-2 will be applied first
                                 to Class A-2A until reduced to zero and then to
                                 Class A-2B until reduced to zero, provided
                                 further that principal distributed to Class A-4
                                 will be applied first to Class A-4A until
                                 reduced to zero and then to Class A-4B until
                                 reduced to zero.

                                      Step 3/Class A Senior and Class X: To
                                 reimburse Classes A-1, A-1A, A-2, A-AB, A-3 and
                                 A-4 and, in respect of interest only, Classes
                                 X-1 and X-2, pro rata, for any previously
                                 unreimbursed losses on the mortgage loans that
                                 were previously borne by those classes,
                                 together with interest at the applicable
                                 pass-through rate, provided that all
                                 reimbursements with respect to the Class A-2
                                 Certificates will be allocated first to the
                                 Class A-2A Certificates until all unreimbursed
                                 losses are reimbursed and then to the Class
                                 A-2B Certificates until all unreimbursed losses
                                 are reimbursed, provided further that all
                                 reimbursements with respect to the Class A-4
                                 Certificates will be allocated first to the
                                 Class A-4A Certificates until all unreimbursed
                                 losses are reimbursed and then to the Class
                                 A-4B Certificates until all unreimbursed losses
                                 are reimbursed.

                                      Step 4/Class A-J: To Class A-J as follows:
                                 (a) to interest on Class A-J in the amount of
                                 its interest entitlement; (b) to the extent of
                                 amounts required to be distributed as
                                 principal, to principal on Class A-J in the
                                 amount of its principal entitlement until its
                                 principal balance is reduced to zero; and (c)
                                 to reimburse Class A-J for any previously
                                 unreimbursed losses on the mortgage loans that
                                 were previously borne by that class, together
                                 with interest at the applicable pass-through
                                 rate.

                                      Step 5/Class B: To Class B in a manner
                                 analogous to the Class A-J allocation of Step
                                 4.

                                      Step 6/Class C: To Class C in a manner
                                 analogous to the Class A-J allocations of Step
                                 4.

                                      Step 7/Class D: To Class D in a manner
                                 analogous to the Class A-J allocations of Step
                                 4.

                                      Step 8/Class E: To Class E in a manner
                                 analogous to the Class A-J allocations of Step
                                 4.

                                      Step 9/Class F: To Class F in a manner
                                 analogous to the Class A-J allocations of Step
                                 4.

                                      Step 10/Subordinate Private Certificates:
                                 To these certificates in the amounts and order
                                 of priority described in this prospectus
                                 supplement.

                                 Each certificateholder will receive its share
                                 of distributions on its class of certificates
                                 on a pro rata basis with all other holders of
                                 certificates of the same class. See
                                 "Description of the Offered
                                 Certificates-Distributions" in this prospectus
                                 supplement.

B. INTEREST AND
      PRINCIPAL ENTITLEMENTS..   A description of the interest entitlement
                                 payable to each Class can be found in
                                 "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement. As described in that section, there
                                 are circumstances relating to the timing of
                                 prepayments in which your interest entitlement
                                 for a distribution date could be less than one
                                 full month's interest at the pass-through rate
                                 on your certificate's principal balance. In
                                 addition, the right of each master servicer,
                                 the special servicer, the trustee and the
                                 fiscal agent to reimbursement for payment

--------------------------------------------------------------------------------

                                      S-21

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                                 of nonrecoverable advances will be prior to
                                 your right to receive distributions of
                                 principal or interest.

                                 The Class T and Class X Certificates and the
                                 residual certificates will not be entitled to
                                 principal distributions. The amount of
                                 principal required to be distributed on the
                                 classes entitled to principal on a particular
                                 distribution date will, in general, be equal
                                 to:

                                 o    the principal portion of all scheduled
                                      payments, other than balloon payments, to
                                      the extent received or advanced by the
                                      applicable master servicer or other party
                                      (in accordance with the Pooling and
                                      Servicing Agreement) during the related
                                      collection period;

                                 o    all principal prepayments and the
                                      principal portion of balloon payments
                                      received during the related collection
                                      period;

                                 o    the principal portion of other collections
                                      on the mortgage loans received during the
                                      related collection period, such as
                                      liquidation proceeds, condemnation
                                      proceeds, insurance proceeds and income on
                                      "real estate owned"; and

                                 o    the principal portion of proceeds of
                                      mortgage loan repurchases received during
                                      the related collection period,

                                 subject, however, to the adjustments described
                                 in this prospectus supplement. See the
                                 definition of "Principal Distribution Amount"
                                 in the "Glossary of Terms."

C. PREPAYMENT
      PREMIUMS/YIELD
      MAINTENANCE CHARGES.....   The manner in which any prepayment premiums and
                                 yield maintenance charges received during a
                                 particular collection period will be allocated
                                 to the Class X Certificates, on the one hand,
                                 and the classes of certificates entitled to
                                 principal, on the other hand, is described in
                                 "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement.

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                                      S-22

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SUBORDINATION

   A. GENERAL.................   The chart below describes the manner in which
                                 the rights of various classes will be senior to
                                 the rights of other classes. Entitlement to
                                 receive principal and interest (other than
                                 certain excess interest in connection with any
                                 hyperamortizing loan) on any distribution date
                                 is depicted in descending order. The manner in
                                 which mortgage loan losses (including interest
                                 other than certain excess interest in
                                 connection with any hyperamortizing loan) are
                                 allocated is depicted in ascending order.

                                             -----------------------
                                             Class A-l, Class A-1A*,
                                              Class A-2, Class A-AB,
                                              Class A-3, Class A-4,
                                                   Class X-1**
                                                 and Class X-2**
                                             -----------------------
                                                        |
                                             -----------------------
                                                    Class A-J
                                             -----------------------
                                                        |
                                             -----------------------
                                                     Class B
                                             -----------------------
                                                        |
                                             -----------------------
                                                     Class C
                                             -----------------------
                                                        |
                                             -----------------------
                                                     Class D
                                             -----------------------
                                                        |
                                             -----------------------
                                                     Class E
                                             -----------------------
                                                        |
                                             -----------------------
                                                     Classes F
                                             -----------------------
                                                        |
                                             -----------------------
                                                     Class G-S
                                             -----------------------

                                 NO OTHER FORM OF CREDIT ENHANCEMENT WILL BE
                                 AVAILABLE TO YOU AS A HOLDER OF OFFERED
                                 CERTIFICATES. LOSSES ALLOCATED TO THE CLASS A-2
                                 CERTIFICATES WILL BE APPLIED FIRST TO THE CLASS
                                 A-2B CERTIFICATES UNTIL REDUCED TO ZERO AND
                                 THEN TO THE CLASS A-2A CERTIFICATES UNTIL
                                 REDUCED TO ZERO AND LOSSES ALLOCATED TO THE
                                 CLASS A-4 CERTIFICATES WILL BE APPLIED FIRST TO
                                 THE CLASS A-4B CERTIFICATES UNTIL REDUCED TO
                                 ZERO AND THEN TO THE CLASS A-4A CERTIFICATES
                                 UNTIL REDUCED TO ZERO.

                                 * The Class A-1A Certificates have a priority
                                 entitlement to principal payments received in
                                 respect of mortgage loans included in loan
                                 group 2. The Class A-1, Class A-2, Class A-AB,
                                 Class A-3 and Class A-4 Certificates have a
                                 priority entitlement to principal payments
                                 received in respect of mortgage loans included
                                 in loan group 1, provided that

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                                      S-23

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                                 amounts distributed as principal to the Class
                                 A-2 Certificates will first be applied to the
                                 Class A-2A Certificates until reduced to zero
                                 and then to the Class A-2B Certificates until
                                 reduced to zero, provided further that amounts
                                 distributed as principal to the Class A-4
                                 Certificates will first be applied to the Class
                                 A-4A Certificates until reduced to zero and
                                 then to the Class A-4B Certificates until
                                 reduced to zero. See "Description of the
                                 Offered Certificates--Distributions" in this
                                 prospectus supplement.

                                 ** Interest only certificates. No principal
                                 payments or realized loan losses in respect of
                                 principal will be allocated to the Class X-1 or
                                 Class X-2 Certificates. However, any loan
                                 losses will reduce the notional amount of the
                                 Class X-1 Certificates and loan losses
                                 allocated to any component and any class of
                                 Certificates included in the calculation of the
                                 notional amount for the Class X-2 Certificates
                                 will reduce the notional amount of the Class
                                 X-2 Certificates.

                                 The Class A-AB Certificates have priority with
                                 respect to receiving distributions of principal
                                 from the portion of such amounts attributable
                                 to Loan Group 1 and, after the principal
                                 balance of the Class A-1A Certificates has been
                                 reduced to zero, the portion of such amounts
                                 attributable to Loan Group 2, to reduce its
                                 Certificate Balance to the Planned Principal
                                 Balance, as described in this prospectus
                                 supplement.

   B. SHORTFALLS IN
         AVAILABLE FUNDS......   Shortfalls in available funds will reduce
                                 amounts available for distribution and will be
                                 allocated in the same manner as mortgage loan
                                 losses. Among the causes of these shortfalls
                                 are the following:

                                 o    shortfalls resulting from compensation
                                      which the special servicer is entitled to
                                      receive;

                                 o    shortfalls resulting from interest on
                                      advances made by the applicable master
                                      servicer, the trustee or the fiscal agent,
                                      to the extent not covered by default
                                      interest and late payment charges paid by
                                      the borrower; and

                                 o    shortfalls resulting from a reduction of a
                                      mortgage loan's interest rate by a
                                      bankruptcy court or from other
                                      unanticipated, extraordinary or
                                      default-related expenses of the trust.

                                 Shortfalls in mortgage loan interest as a
                                 result of the timing of voluntary and
                                 involuntary prepayments (net of certain amounts
                                 required to be used by the applicable master
                                 servicer to offset such shortfalls) will be
                                 allocated to each class of certificates, pro
                                 rata, in accordance with their respective
                                 interest entitlements as described herein.

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                                      S-24

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                       INFORMATION ABOUT THE MORTGAGE POOL

CHARACTERISTICS OF THE MORTGAGE POOL

   A. GENERAL.................   All numerical information in this prospectus
                                 supplement concerning the mortgage loans is
                                 approximate. All weighted average information
                                 regarding the mortgage loans reflects the
                                 weighting of the mortgage loans based upon
                                 their outstanding principal balances as of the
                                 cut-off date. With respect to mortgage loans
                                 not having due dates on the first day of each
                                 month, scheduled payments due in August 2005
                                 have been deemed received on August 1, 2005.

   B. PRINCIPAL BALANCES......   The trust's primary assets will be 177 mortgage
                                 loans (which include 151 mortgage loans in loan
                                 group 1 and 26 mortgage loans in group 2) with
                                 an aggregate principal balance as of the
                                 cut-off date of approximately $2,754,054,199
                                 (which includes $2,435,219,846 in loan group 1
                                 and $318,834,354 in loan group 2). It is
                                 possible that the aggregate mortgage loan
                                 balance, the initial outstanding loan group 1
                                 balance and the initial outstanding loan group
                                 2 balance will vary by up to 5% on the closing
                                 date. As of the cut-off date, the principal
                                 balance of the mortgage loans in the mortgage
                                 pool ranged from approximately $1,269,680 to
                                 approximately $340,000,000 (and the balances of
                                 the mortgage loans ranged from approximately
                                 $1,269,680 to approximately $340,000,000 in
                                 loan group 1 and from approximately $1,715,775
                                 to approximately $82,750,000 in loan group 2)
                                 and the mortgage loans had an approximate
                                 average balance of $15,559,628 (and an
                                 approximate average balance of $16,127,284 in
                                 loan group 1 and $12,262,860 in loan group 2).

   C. FEE SIMPLE/LEASEHOLD....   Five hundred forty-one (541) mortgaged
                                 properties, securing mortgage loans
                                 representing 87.2% of the initial outstanding
                                 pool balance (which include five hundred twelve
                                 (512) mortgaged properties in loan group 1,
                                 representing 85.5% of the initial outstanding
                                 loan group 1 balance, and twenty-nine (29)
                                 mortgaged properties in loan group 2,
                                 representing 100.0% of the initial outstanding
                                 loan group 2 balance), are subject to a first
                                 mortgage lien on a fee simple estate in such
                                 mortgaged properties.

                                 Five (5) mortgaged properties, securing
                                 mortgage loans representing 11.9% of the
                                 initial outstanding pool balance (and
                                 representing 13.5% of the initial outstanding
                                 loan group 1 balance), are subject to a first
                                 mortgage lien on a fee interest in a portion of
                                 such mortgaged property and a leasehold
                                 interest in the remaining portion of such
                                 mortgaged property.

                                 Three (3) mortgaged properties, securing
                                 mortgage loans representing 0.9% of the initial
                                 outstanding pool balance (and representing 1.0%
                                 of the initial outstanding loan group 1
                                 balance), are subject to a first mortgage lien
                                 on a leasehold interest in such mortgaged
                                 property.

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                                      S-25

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   D. PROPERTY TYPES..........   The following table shows how the mortgage
                                 loans are secured by collateral which is
                                 distributed among different types of
                                 properties.



                                 ------------------------------------------------------------
                                                                                    Number of
                                                          Percentage of Initial     Mortgaged
                                 Property Type          Outstanding Pool Balance   Properties
                                 ------------------------------------------------------------

                                 Retail                          35.2%                 273
                                 ------------------------------------------------------------
                                 Office                          23.3%                  32
                                 ------------------------------------------------------------
                                 Mixed Use                       15.3%                   9
                                 ------------------------------------------------------------
                                 Multifamily                     11.2%                  33
                                 ------------------------------------------------------------
                                 Self Storage                     8.2%                 172
                                 ------------------------------------------------------------
                                 Hospitality                      3.9%                  18
                                 ------------------------------------------------------------
                                 Industrial/Warehouse             2.8%                  11
                                 ------------------------------------------------------------
                                 RV Park                          0.1%                   1
                                 ------------------------------------------------------------
                                 Total                            100%                 549
                                 ------------------------------------------------------------


                                 For information regarding the types of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

   E. PROPERTY LOCATION.......   The number of mortgaged properties, and the
                                 approximate percentage of the aggregate
                                 principal balance of the mortgage loans secured
                                 by mortgaged properties located in the
                                 geographic areas with the highest
                                 concentrations of mortgaged properties, are as
                                 described in the table below:



                                 -------------------------------------------------------
                                                                               Number of
                                                     Percentage of Initial     Mortgaged
                                 Geographic Area   Outstanding Pool Balance   Properties
                                 -------------------------------------------------------

                                 New York                    28.3%                 24
                                 -------------------------------------------------------
                                 California                  14.7%                 44
                                 -------------------------------------------------------
                                    Northern                  8.5%                 19
                                 -------------------------------------------------------
                                    Southern                  6.2%                 25
                                 -------------------------------------------------------
                                 Florida                      9.4%                 29
                                 -------------------------------------------------------
                                 Texas                        6.3%                132
                                 -------------------------------------------------------
                                 New Mexico                   4.8%                  8
                                 -------------------------------------------------------


                                 The remaining mortgaged properties are located
                                 throughout 38 states. None of these states has
                                 a concentration of mortgaged properties that
                                 represents security for more than 3.9% of the
                                 aggregate principal balance of the mortgage
                                 loans, as of the cut-off date. Northern
                                 California includes areas with zip codes above
                                 93600 and Southern California includes areas
                                 with zip codes of 93600 and below.

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                                      S-26

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                                 For information regarding the location of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement

   F. OTHER MORTGAGE
         LOAN FEATURES........   As of the cut-off date, the mortgage loans had
                                 the following characteristics:

                                 o    No scheduled payment of principal and
                                      interest on any mortgage loan was thirty
                                      days or more past due, and no mortgage
                                      loan had been thirty days or more
                                      delinquent in the past year.

                                 o    Seventeen (17) groups of mortgage loans
                                      were made to the same borrower or to
                                      borrowers that are affiliated with one
                                      another through partial or complete direct
                                      or indirect common ownership (which
                                      include thirteen (13) groups of mortgage
                                      loans in loan group 1, two (2) groups of
                                      mortgage loans in group 2 and two (2)
                                      groups of mortgage loans in loan group 1
                                      and loan group 2). Of these seventeen (17)
                                      groups, the 3 largest groups represent
                                      6.2%, 2.4% and 1.7%, respectively, of the
                                      initial outstanding pool balance. The
                                      related borrower concentrations of the 3
                                      largest groups in loan group 1 represent
                                      7.0%, 2.7% and 1.9%, respectively, of the
                                      initial outstanding loan group 1 balance,
                                      and the 2 groups in loan group 2 represent
                                      9.2% and 8.8%, respectively, of the
                                      initial outstanding loan group 2 balance
                                      or 0.9% and 0.2% of the initial
                                      outstanding loan group 1 and loan group 2
                                      balance, as the case may be.

                                 o    Two hundred sixteen (216) mortgaged
                                      properties, securing mortgage loans
                                      representing 3.9% of the initial
                                      outstanding pool balance (and representing
                                      4.4% of the initial outstanding loan group
                                      1 balance), are each 100% leased to a
                                      single tenant.

                                 o    All of the mortgage loans bear interest at
                                      fixed rates.

                                 o    Fixed periodic payments on the mortgage
                                      loans are generally determined assuming
                                      interest is calculated on a 30/360 basis,
                                      but interest actually accrues and is
                                      applied on certain mortgage loans on an
                                      actual/360 basis. Accordingly, there will
                                      be less amortization of the principal
                                      balance during the term of these mortgage
                                      loans, resulting in a higher final payment
                                      on these mortgage loans.

                                 o    No mortgage loan permits negative
                                      amortization or the deferral of accrued
                                      interest (except excess interest that
                                      would accrue in the case of any
                                      hyperamortizing loan after the applicable
                                      anticipated repayment date).

   G. BALLOON LOANS/ARD
         LOANS................   As of the cut-off date, the mortgage loans had
                                 the following additional characteristics:

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                                      S-27

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                                 o    One hundred seventy-seven (177) mortgage
                                      loans, representing 100.0% of the initial
                                      outstanding pool balance, are "balloon
                                      loans" (which include one hundred
                                      fifty-one (151) mortgage loans in loan
                                      group 1, representing 100.0% of the
                                      initial outstanding loan group 1 balance,
                                      and twenty-six (26) mortgage loans in loan
                                      group 2, representing 100.0% of the
                                      initial outstanding loan group 2 balance).
                                      Five (5) of these mortgage loans,
                                      representing 8.5% of the initial
                                      outstanding pool balance, are ARD loans
                                      (which include three (3) mortgage loans in
                                      loan group 1, representing 8.0% of the
                                      initial outstanding loan group 1 balance,
                                      and two (2) mortgage loans in loan group
                                      2, representing 12.2% of the initial
                                      outstanding loan group 2 balance). For
                                      purposes of this prospectus supplement, we
                                      consider a mortgage loan to be a "balloon
                                      loan" if its principal balance is not
                                      scheduled to be fully or substantially
                                      amortized by the loan's stated maturity
                                      date or anticipated repayment date, as
                                      applicable.

   H. INTEREST ONLY LOANS.....   As of the cut-off date, the mortgage loans had
                                 the following additional characteristics:

                                 o    Twelve (12) mortgage loans, representing
                                      41.0% of the initial outstanding pool
                                      balance (which include ten (10) mortgage
                                      loans in loan group 1, representing 41.5%
                                      of the initial outstanding loan group 1
                                      balance, and two (2) mortgage loans in
                                      loan group 2, representing 37.2% of the
                                      initial outstanding loan group 2 balance),
                                      provide for monthly payments of interest
                                      only for their entire respective terms.

                                 o    Forty-four (44) mortgage loans,
                                      representing 17.4% of the initial
                                      outstanding pool balance (which include
                                      thirty-six (36) mortgage loans in loan
                                      group 1, representing 15.8% of the initial
                                      outstanding loan group 1 balance, and
                                      eight (8) mortgage loans in loan group 2,
                                      representing 29.8% of the initial
                                      outstanding loan group 2 balance), provide
                                      for monthly payments of interest only for
                                      a portion of their respective terms and
                                      then provide for the monthly payment of
                                      principal and interest over their
                                      respective remaining terms.

   I. PREPAYMENT/DEFEASANCE
         PROVISIONS...........   As of the cut-off date, all of the mortgage
                                 loans restricted voluntary principal
                                 prepayments as follows:

                                 o    One hundred forty (140) mortgage loans,
                                      representing 80.5% of the initial
                                      outstanding pool balance (which include
                                      one hundred seventeen (117) mortgage loans
                                      in loan group 1, representing 83.0% of the
                                      initial outstanding loan group 1 balance,
                                      and twenty-three (23) mortgage loans in
                                      loan group 2, representing 61.8% of the
                                      initial outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      for a period ending on a date determined
                                      by the related mortgage note (which may be
                                      the maturity date), which period is
                                      referred to in this prospectus supplement
                                      as a lock-out period, but permit the
                                      related borrower, after an initial period
                                      of at least two years following the date
                                      of issuance of the certificates, to
                                      defease the loan by pledging direct,
                                      non-callable United States Treasury
                                      obligations and obtaining the release of
                                      the mortgaged property from the lien of
                                      the mortgage.

                                 o    Twenty-four (24) mortgage loans,
                                      representing 14.8% of the initial
                                      outstanding pool balance (which include
                                      twenty-three (23)

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                                      S-28

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                                      mortgage loans in loan group 1,
                                      representing 15.3% of the initial
                                      outstanding loan group 1 balance, and one
                                      (1) mortgage loan in loan group 2,
                                      representing 11.3% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lock-out period, and following
                                      the lock-out period provide for a
                                      prepayment premium or yield maintenance
                                      charge calculated on the basis of the
                                      greater of a yield maintenance formula and
                                      1% of the amount prepaid.

                                 o    One (1) mortgage loan, representing 3.0%
                                      of the initial outstanding pool balance
                                      (and representing 26.0% of the initial
                                      outstanding loan group 2 balance),
                                      prohibits voluntary principal prepayments
                                      during a lock-out period, and following
                                      the lock-out period to and including the
                                      twenty-sixth (26) monthly payment date
                                      permits (after an initial period of at
                                      least two years following the date of
                                      issuance of the certificates) voluntary
                                      principal prepayments if accompanied by a
                                      payment in an amount equal to the greater
                                      of a yield maintenance formula and 1% of
                                      the amount prepaid, and on the
                                      twenty-seventh (27) monthly payment date
                                      to and including the fifty-three (53)
                                      monthly payment date permits the related
                                      borrower to defease the loan by pledging
                                      direct, non-callable United States
                                      Treasury obligations and obtaining the
                                      release of the mortgaged property from the
                                      lien of the mortgage or prepay during such
                                      period if such payment is accompanied by a
                                      payment in an amount equal to the greater
                                      of a yield maintenance formula and 1% of
                                      the amount prepaid.

                                 o    Eleven (11) mortgage loans, representing
                                      1.6% of the initial pool balance (which
                                      include ten (10) mortgage loans in loan
                                      group 1, representing 1.7% of the initial
                                      outstanding loan group 1 balance, and one
                                      (1) mortgage loan in loan group 2,
                                      representing 0.9% of the initial
                                      outstanding loan group 2 balance), permit
                                      the related borrower to defease the loan
                                      after a specified lock-out period or
                                      prepay after such lock-out period with
                                      payment of the greater of a yield
                                      maintenance formula and 1% of the amount
                                      prepaid.

                                 o    One (1) mortgage loan, representing 0.1%
                                      of the initial outstanding pool balance
                                      (and representing 0.1% of the initial
                                      outstanding loan group 1 balance),
                                      prohibits voluntary principal prepayments
                                      during a lock-out period, and following
                                      the lock-out period permits voluntary
                                      principal prepayments if accompanied by a
                                      yield maintenance charge calculated on the
                                      basis of a yield maintenance formula.

                                 With respect to the prepayment and defeasance
                                 provisions set forth above, certain of the
                                 mortgage loans also include provisions
                                 described below:

                                 o    Ten (10) mortgage loans, representing
                                      17.2% of the initial outstanding pool
                                      balance (which include nine (9) mortgage
                                      loans in loan group 1, representing 16.0%
                                      of the initial outstanding loan group 1
                                      balance, and one (1) mortgage loan in loan
                                      group 2, representing 26.0% of the initial
                                      outstanding loan group 2 balance), permit
                                      the release of a portion of the
                                      collateral, if there is a defeasance of a
                                      portion of the mortgage loans in
                                      connection with such release, in amounts
                                      ranging from 100% to 125% of the allocated
                                      loan amount of the collateral being
                                      released.

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                                      S-29

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                                 o    One (1) mortgage loan, representing 0.6%
                                      of the initial outstanding pool balance
                                      (and representing 0.7% of the initial
                                      outstanding loan group 1 balance), and
                                      secured by multiple mortgaged properties,
                                      permits the release of a portion of the
                                      collateral from the lien of the mortgage,
                                      upon prepayment of an amount of 110% of
                                      the allocated loan amount of the
                                      collateral being released.

                                 o    One (1) mortgage loan, representing 0.5%
                                      of the initial outstanding pool balance
                                      (and representing 0.6% of the initial
                                      outstanding loan group 1 balance), permits
                                      the release of a portion of the mortgaged
                                      property from the lien of the mortgage,
                                      subject to the payment of a yield
                                      maintenance charge calculated on the
                                      greater of a yield maintenance and 1% of
                                      125 % of the remaining balance on the
                                      mortgage loan after such prepayment.

                                 o    One (1) mortgage loan, representing 0.3%
                                      of the initial outstanding pool balance
                                      (and representing 0.3% of the initial
                                      outstanding loan group 1 balance), permits
                                      the release of a portion of the mortgaged
                                      property from the lien of the mortgage,
                                      subject to the payment of a prepayment
                                      premium or yield maintenance charge
                                      calculated on the greater of a yield
                                      maintenance charge and 1% of $3,100,000.

                                 See Appendix II attached to this prospectus
                                 supplement for specific yield maintenance
                                 provisions with respect to the prepayment and
                                 defeasance provisions set forth above.

   J. MORTGAGE LOAN RANGES AND
         WEIGHTED AVERAGES....   As of the cut-off date, the mortgage loans had
                                 the following additional characteristics:

         I. MORTGAGE INTEREST
            RATES                Mortgage interest rates ranging from 4.690% per
                                 annum to 6.490% per annum (and ranging from
                                 4.900% per annum to 6.490% per annum for loan
                                 group 1 and from 4.690% per annum to 5.970% per
                                 annum for loan group 2), and a weighted average
                                 mortgage interest rate of 5.462% per annum (and
                                 5.490% per annum for loan group 1 and 5.247%
                                 per annum for loan group 2);

         II. REMAINING TERMS     Remaining terms to scheduled maturity ranging
                                 from 56 months to 175 months (and ranging from
                                 56 months to 175 months for loan group 1 and
                                 from 56 months to 152 months for loan group 2),
                                 and a weighted average remaining term to
                                 scheduled maturity of 106 months (and weighted
                                 average remaining term to scheduled maturity of
                                 107 months for loan group 1 and 96 months for
                                 loan group 2);

         III. REMAINING
              AMORTIZATION
              TERMS              Remaining amortization terms (excluding loans
                                 which provide for interest only payments for
                                 the entire loan term) ranging from 239 months
                                 to 360 months (and ranging from 239 months to
                                 360 months for loan group 1 and from 299 months
                                 to 360 months for loan group 2), and a weighted
                                 average remaining amortization term of 337
                                 months (and 336 for loan group 1 and 350 for
                                 loan group 2);

         IV. LOAN-TO-VALUE
             RATIOS              Loan-to-value ratios ranging from 34.0% to
                                 80.5% (and ranging from 34.0% to 80.5% for loan
                                 group 1 and from 58.4% to 80.2% for loan group
                                 2), and a weighted average loan-to-value ratio,
                                 calculated as described in this prospectus
                                 supplement, of 71.5% (and 71.5% for loan group
                                 1 and 71.9% for loan group 2); and

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                                      S-30

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         V. DEBT SERVICE
            COVERAGE RATIOS      Debt service coverage ratios, determined
                                 according to the methodology presented in this
                                 prospectus supplement, ranging from 1.16x to
                                 2.61x (and ranging from 1.16x to 2.61x for loan
                                 group 1 and from 1.17x to 1.73x for loan group
                                 2), and a weighted average debt service
                                 coverage ratio, calculated as described in this
                                 prospectus supplement, of 1.46x (and 1.45x for
                                 loan group 1 and 1.47x for loan group 2).

ADVANCES

   A. PRINCIPAL AND INTEREST
         ADVANCES.............   Subject to a recoverability determination
                                 described in this prospectus supplement, each
                                 master servicer is required to advance
                                 delinquent monthly mortgage loan payments for
                                 the mortgage loans that are part of the trust
                                 and for which it is the applicable master
                                 servicer. Neither master servicer will be
                                 required to advance any additional interest
                                 accrued as a result of the imposition of any
                                 default rate or any rate increase after an
                                 anticipated repayment date. In addition,
                                 neither master servicer is required to advance
                                 prepayment or yield maintenance premiums,
                                 excess interest or balloon payments. With
                                 respect to any balloon payment, the applicable
                                 master servicer will instead be required to
                                 advance an amount equal to the scheduled
                                 payment that would have been due if the related
                                 balloon payment had not become due. If a P&I
                                 Advance is made, the applicable master servicer
                                 will defer rather than advance its master
                                 servicing fee and the excess servicing fee, but
                                 will advance the trustee fee.

                                 For an REO Property, the advance will equal the
                                 scheduled payment that would have been due if
                                 the predecessor mortgage loan had remained
                                 outstanding and continued to amortize in
                                 accordance with its amortization schedule in
                                 effect immediately before the REO Property was
                                 acquired.

   B. SERVICING ADVANCES......   Subject to a recoverability determination
                                 described in this prospectus supplement, the
                                 applicable master servicer, the special
                                 servicer, the trustee and the fiscal agent may
                                 also make servicing advances to pay delinquent
                                 real estate taxes, insurance premiums and
                                 similar expenses necessary to maintain and
                                 protect the mortgaged property, to maintain the
                                 lien on the mortgaged property or to enforce
                                 the mortgage loan documents, and subject to a
                                 substantially similar recoverability
                                 determination set forth in the related
                                 Non-Serviced Mortgage Loan Pooling and
                                 Servicing Agreement, each of such parties under
                                 that agreement will be required to make
                                 servicing advances of such type with respect to
                                 any Non-Serviced Mortgage Loans.

   C. INTEREST ON ADVANCES....   All advances made by a master servicer, the
                                 special servicer, the trustee or the fiscal
                                 agent will accrue interest at a rate equal to
                                 the "prime rate" as reported in The Wall Street
                                 Journal from time to time.

   D. BACK-UP ADVANCES........   Pursuant to the requirements of the Pooling and
                                 Servicing Agreement, if a master servicer fails
                                 to make a required advance, the trustee will be
                                 required to make the advance, and if the
                                 trustee fails to make a required advance, the
                                 fiscal agent will be required to make the
                                 advance, each subject to the same limitations,
                                 and with the same rights of a master servicer.

   E. RECOVERABILITY..........   None of the master servicers, the special
                                 servicer, the trustee or the fiscal agent will
                                 be obligated to make any advance if it or the
                                 special servicer (or another master servicer,
                                 special servicer, trustee or fiscal

--------------------------------------------------------------------------------

                                      S-31

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                                 agent with respect to a Non-Serviced Companion
                                 Mortgage Loan) reasonably determines that such
                                 advance would not be recoverable in accordance
                                 with the servicing standard or in the case of
                                 the trustee or fiscal agent, in accordance with
                                 its good faith business judgment, and the
                                 trustee and fiscal agent may rely on any such
                                 determination made by a master servicer or the
                                 special servicer.

   F. ADVANCES DURING AN
         APPRAISAL REDUCTION
         EVENT................   The occurrence of certain adverse events
                                 affecting a mortgage loan will require the
                                 special servicer to obtain a new appraisal or
                                 other valuation of the related mortgaged
                                 property. In general, if the principal amount
                                 of the mortgage loan plus all other amounts due
                                 under the mortgage loan and interest on
                                 advances made with respect to the mortgage loan
                                 exceeds 90% of the value of the mortgaged
                                 property determined through an appraisal or
                                 other valuation, an appraisal reduction may be
                                 created in the amount of the excess as
                                 described in this prospectus supplement. If
                                 there exists an appraisal reduction for any
                                 mortgage loan, the amount of interest required
                                 to be advanced on that mortgage loan will be
                                 proportionately reduced to the extent of the
                                 appraisal reduction. This will reduce the funds
                                 available to pay interest on the most
                                 subordinate class or classes of certificates
                                 then outstanding.

                                 See "Description of the Offered
                                 Certificates--Advances" in this prospectus
                                 supplement.

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                                      S-32

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                       ADDITIONAL ASPECTS OF CERTIFICATES

RATINGS.......................   The certificates offered to you will not be
                                 issued unless each of the classes of
                                 certificates being offered by this prospectus
                                 supplement receives the following ratings from
                                 Fitch, Inc., Standard & Poor's Ratings
                                 Services, a division of The McGraw-Hill
                                 Companies, Inc. and Dominion Bond Rating
                                 Service, Inc.

                                 -----------------------------------------------
                                                                     Ratings
                                           Class                 Fitch/S&P/DBRS
                                 -----------------------------------------------
                                 Classes A-1, A-1A, A-2A,
                                 A-2B, A-AB, A-3, A-4A, A-4B
                                 and X-2                          AAA/AAA/AAA
                                 -----------------------------------------------
                                 Class A-J                        AAA/AAA/AAA
                                 -----------------------------------------------
                                 Class B                        AA+/AA+/AA(high)
                                 -----------------------------------------------
                                 Class C                            AA/AA/AA
                                 -----------------------------------------------
                                 Class D                        AA-/AA-/AA(low)
                                 -----------------------------------------------
                                 Class E                         A+/A+/A(high)
                                 -----------------------------------------------
                                 Class F                             A/A/A
                                 -----------------------------------------------

                                 A rating agency may lower or withdraw a
                                 security rating at any time.

                                 See "Ratings" in this prospectus supplement and
                                 "Rating" in the prospectus for a discussion of
                                 the basis upon which ratings are given, the
                                 limitations of and restrictions on the ratings,
                                 and the conclusions that should not be drawn
                                 from a rating.

OPTIONAL TERMINATION..........   On any distribution date on which the aggregate
                                 principal balance of the mortgage loans is less
                                 than or equal to 1% of the initial outstanding
                                 pool balance, the holders of a majority of the
                                 controlling class, the master servicers, the
                                 special servicer and any holder of a majority
                                 interest in the Class R-I Certificates, in that
                                 order of priority, will have the option to
                                 purchase all of the remaining mortgage loans,
                                 and all property acquired through exercise of
                                 remedies in respect of any mortgage loan, at
                                 the price specified in this prospectus
                                 supplement. Exercise of this option would
                                 terminate the trust and retire the then
                                 outstanding certificates at par plus accrued
                                 interest. Provided that the aggregate principal
                                 balances of the Class A-1, Class A-1A, Class
                                 A-2, Class A-AB, Class A-3, Class A-4, Class
                                 A-J, Class B, Class C, Class D, Class E, Class
                                 F, Class G, Class H, Class J and Class K
                                 Certificates have been reduced to zero, the
                                 trust could also be terminated in connection
                                 with an exchange of all the then-outstanding
                                 certificates, including the Class X
                                 Certificates, but excluding the Class T
                                 Certificates and the residual certificates, for
                                 mortgage loans remaining in the trust, but all
                                 of the holders of outstanding certificates of
                                 such classes would have to voluntarily
                                 participate in such exchange and at the holders
                                 option. See "Description of the Offered
                                 Certificates--Optional Termination."

DENOMINATIONS.................   The Class A-1, Class A-1A, Class A-2A, Class
                                 A-2B, Class A-AB, Class A-3, Class A-4A, Class
                                 A-4B, and Class A-J Certificates will be
                                 offered in minimum denominations of $25,000,
                                 the Class X-2 Certificates will be issued in
                                 denominations of $1,000,000 and the remaining
                                 offered certificates will be offered in minimum

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                                      S-33

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                                 denominations of $100,000. Investments in
                                 excess of the minimum denominations may be made
                                 in multiples of $1.

REGISTRATION, CLEARANCE
   AND SETTLEMENT.............   Your certificates will be registered in the
                                 name of Cede & Co., as nominee of The
                                 Depository Trust Company, and will not be
                                 registered in your name. You will not receive a
                                 definitive certificate representing your
                                 ownership interest, except in very limited
                                 circumstances described in this prospectus
                                 supplement. As a result, you will hold your
                                 certificates only in book-entry form and will
                                 not be a certificateholder of record. You will
                                 receive distributions on your certificates and
                                 reports relating to distributions only through
                                 The Depository Trust Company, Clearstream Bank
                                 or Euroclear Bank, as operator of the Euroclear
                                 system, or through participants in The
                                 Depository Trust Company, Clearstream Bank or
                                 Euroclear Bank.

                                 You may hold your certificates through:

                                 o    The Depository Trust Company in the United
                                      States; or

                                 o    Clearstream Bank or Euroclear Bank in
                                      Europe.

                                 Transfers within The Depository Trust Company,
                                 Clearstream Bank or Euroclear Bank will be made
                                 in accordance with the usual rules and
                                 operating procedures of those systems.
                                 Cross-market transfers between persons holding
                                 directly through The Depository Trust Company,
                                 Clearstream Bank or Euroclear Bank will be
                                 effected in The Depository Trust Company
                                 through the relevant depositories of
                                 Clearstream Bank or Euroclear Bank.

                                 We may not terminate the book-entry system
                                 through The Depository Trust Company with
                                 respect to all or any portion of any class of
                                 the certificates offered to you without
                                 obtaining the required certificateholders'
                                 consent to initiate termination.

                                 We expect that the certificates offered to you
                                 will be delivered in book-entry form through
                                 the facilities of The Depository Trust Company,
                                 Clearstream Bank or Euroclear Bank on or about
                                 the closing date.

TAX STATUS....................   Elections will be made to treat designated
                                 portions of the trust as three separate "real
                                 estate mortgage investment conduits"--REMIC I,
                                 REMIC II and REMIC III--for federal income tax
                                 purposes. In the opinion of counsel, each such
                                 designated portion of the trust will qualify
                                 for this treatment and each class of offered
                                 certificates will evidence "regular interests"
                                 in REMIC III. The portion of the trust
                                 consisting of the right to excess interest
                                 (above the amount of interest that would have
                                 accrued on an ARD Loan not paying off on its
                                 anticipated repayment date) and the related
                                 sub-accounts will be treated as a grantor trust
                                 for federal income tax purposes. The Class T
                                 Certificates will represent only the right to
                                 excess interest on the ARD loans held by the
                                 trust and, for federal income tax purposes,
                                 will constitute interests in a grantor trust.

                                 Pertinent federal income tax consequences of an
                                 investment in the offered certificates include:

                                 o    The regular interests will be treated as
                                      newly originated debt instruments for
                                      federal income tax purposes.

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                                      S-34

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                                 o    Beneficial owners of offered certificates
                                      will be required to report income on the
                                      certificates in accordance with the
                                      accrual method of accounting.

                                 o    We anticipate that the offered
                                      certificates other than the Class X-2
                                      Certificates will be issued at a premium,
                                      and that the Class X-2 Certificates will
                                      be treated as issued with original issue
                                      discount for federal income tax purposes.

                                 See "Material Federal Income Tax Consequences"
                                 in this prospectus supplement.

CONSIDERATIONS RELATED TO
   TITLE I OF THE EMPLOYEE
   RETIREMENT INCOME SECURITY
   ACT OF 1974................   Subject to the satisfaction of important
                                 conditions described under "ERISA
                                 Considerations" in this prospectus supplement
                                 and in the accompanying prospectus, the offered
                                 certificates may be purchased by persons
                                 investing assets of employee benefit plans or
                                 individual retirement accounts.

LEGAL INVESTMENT..............   The offered certificates will not constitute
                                 "mortgage related securities" for purposes ---
                                 of the Secondary Mortgage Market Enhancement
                                 Act of 1984, as amended.

                                 For purposes of any applicable legal investment
                                 restrictions, regulatory capital requirements
                                 or other similar purposes, neither the
                                 prospectus nor this prospectus supplement makes
                                 any representation to you regarding the proper
                                 characterization of the certificates offered by
                                 this prospectus supplement. If your investment
                                 activities are subject to legal investment laws
                                 and regulations, regulatory capital
                                 requirements or review by regulatory
                                 authorities, then you may be subject to
                                 restrictions on investment in the offered
                                 certificates. You should consult your own
                                 advisors regarding these matters. See "Legal
                                 Investment" herein and in the accompanying
                                 Prospectus.

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                                      S-35

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                                      S-36

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. Among other risks, the timing of payments and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider both the risk factors relating to the mortgage loans and the mortgaged properties and the other risks relating to the certificates.

     The risks and uncertainties described in this section, together with those risks described in the prospectus under "Risk Factors", summarize material risks relating to your certificates. Your investment could be materially and adversely affected by the actual and potential circumstances that we describe in those sections.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED TO
PAYMENTS UNDER THE MORTGAGE
LOANS                            Payments under the mortgage loans are not
                                 insured or guaranteed by any governmental
                                 entity or mortgage insurer. Accordingly, the
                                 sources for repayment of your certificates are
                                 limited to amounts due with respect to the
                                 mortgage loans.

                                 You should consider all of the mortgage loans
                                 to be nonrecourse loans. Even in those cases
                                 where recourse to a borrower or guarantor is
                                 permitted under the related loan documents, we
                                 have not necessarily undertaken an evaluation
                                 of the financial condition of any of these
                                 persons. If a default occurs, the lender's
                                 remedies generally are limited to foreclosing
                                 against the specific properties and other
                                 assets that have been pledged to secure the
                                 loan. Such remedies may be insufficient to
                                 provide a full return on your investment.
                                 Payment of amounts due under a mortgage loan
                                 prior to its maturity or anticipated repayment
                                 date is dependent primarily on the sufficiency
                                 of the net operating income of the related
                                 mortgaged property. Payment of those mortgage
                                 loans that are balloon loans at maturity or on
                                 its anticipated repayment date is primarily
                                 dependent upon the borrower's ability to sell
                                 or refinance the property for an amount
                                 sufficient to repay the loan.

                                 In limited circumstances, a mortgage loan
                                 seller may be obligated to repurchase or
                                 replace a mortgage loan that it sold to the
                                 Depositor if the applicable seller's
                                 representations and warranties concerning that
                                 mortgage loan are materially breached or if
                                 there are material defects in the documentation
                                 for that mortgage loan. However, there can be
                                 no assurance that any of these entities will be
                                 in a financial position to effect a repurchase
                                 or substitution. The representations and
                                 warranties address the characteristics of the
                                 mortgage loans and mortgaged properties as of
                                 the date of issuance of the certificates. They
                                 do not relieve you or the trust of the risk of
                                 defaults and losses on the mortgage loans.

                                      S-37

THE REPAYMENT OF A COMMERCIAL
MORTGAGE LOAN IS DEPENDENT ON
THE CASH FLOW PRODUCED BY THE
PROPERTY WHICH CAN BE VOLATILE
AND INSUFFICIENT TO ALLOW
TIMELY PAYMENT ON YOUR
CERTIFICATES                     The mortgage loans are secured by various types
                                 of income-producing commercial and multifamily
                                 properties. Commercial lending is generally
                                 thought to expose a lender to greater risk than
                                 one-to-four family residential lending because,
                                 among other things, it typically involves
                                 larger loans.

                                 One hundred seventy-six (176) mortgage loans,
                                 representing 99.6% of the initial outstanding
                                 pool balance (which include one hundred fifty
                                 (150) mortgage loans in loan group 1,
                                 representing 99.6% of the initial outstanding
                                 loan group 1 balance, and twenty-six (26)
                                 mortgage loans in loan group 2, representing
                                 100.0% of the initial outstanding loan group 2
                                 balance), were originated within twelve (12)
                                 months prior to the cut-off date. Consequently,
                                 these mortgage loans do not have a
                                 long-standing payment history.

                                 The repayment of a commercial mortgage loan is
                                 typically dependent upon the ability of the
                                 applicable property to produce cash flow. Even
                                 the liquidation value of a commercial property
                                 is determined, in substantial part, by the
                                 amount of the property's cash flow (or its
                                 potential to generate cash flow). However, net
                                 operating income and cash flow can be volatile
                                 and may be insufficient to cover debt service
                                 on the loan at any given time.

                                 The net operating income, cash flow and
                                 property value of the mortgaged properties may
                                 be adversely affected by any one or more of the
                                 following factors:

                                 o    the age, design and construction quality
                                      of the property;

                                 o    the lack of any operating history in the
                                      case of a newly built or renovated
                                      mortgaged property;

                                 o    perceptions regarding the safety,
                                      convenience and attractiveness of the
                                      property;

                                 o    the proximity and attractiveness of
                                      competing properties;

                                 o    the inadequacy of the property's
                                      management and maintenance;

                                 o    increases in operating expenses (including
                                      common area maintenance charges) at the
                                      property and in relation to competing
                                      properties;

                                 o    an increase in the capital expenditures
                                      needed to maintain the property or make
                                      improvements;

                                 o    the dependence upon a single tenant, or a
                                      concentration of tenants in a particular
                                      business or industry;

                                 o    a decline in the financial condition of a
                                      major tenant;

                                 o    an increase in vacancy rates; and

                                      S-38

                                 o    a decline in rental rates as leases are
                                      renewed or entered into with new tenants.

                                 Other factors are more general in nature, such
                                 as:

                                 o    national, regional or local economic
                                      conditions (including plant closings,
                                      military base closings, industry slowdowns
                                      and unemployment rates);

                                 o    local real estate conditions (such as an
                                      oversupply of competing properties, rental
                                      space or multifamily housing);

                                 o    demographic factors;

                                 o    decreases in consumer confidence (caused
                                      by events such as threatened or continuing
                                      military action, recent disclosures of
                                      wrongdoing or financial misstatements by
                                      major corporations and financial
                                      institutions and other factors);

                                 o    changes in consumer tastes and
                                      preferences; and

                                 o    retroactive changes in building codes.

                                 The volatility of net operating income will be
                                 influenced by many of the foregoing factors, as
                                 well as by:

                                 o    the length of tenant leases;

                                 o    the creditworthiness of tenants;

                                 o    the level of tenant defaults;

                                 o    the ability to convert an unsuccessful
                                      property to an alternative use;

                                 o    new construction in the same market as the
                                      mortgaged property;

                                 o    rent control and stabilization laws or
                                      other laws impacting operating costs;

                                 o    the number and diversity of tenants;

                                 o    the rate at which new rentals occur;

                                 o    the property's operating leverage (which
                                      is the percentage of total property
                                      expenses in relation to revenue), the
                                      ratio of fixed operating expenses to those
                                      that vary with revenues, and the level of
                                      capital expenditures required to maintain
                                      the property and to retain or replace
                                      tenants; and

                                 o    in the case of residential cooperative
                                      properties, the payments received by the
                                      cooperative corporation from its
                                      tenants/shareholders, including any
                                      special assessments against the property.

                                 A decline in the real estate market or in the
                                 financial condition of a major tenant will tend
                                 to have a more immediate effect on the net
                                 operating income of properties with short-term
                                 revenue sources (such as short-term or
                                 month-to-month leases) and may lead to higher
                                 rates of delinquency or defaults under mortgage
                                 loans secured by such properties.

                                      S-39

CONVERTING COMMERCIAL
PROPERTIES TO ALTERNATIVE USES
MAY REQUIRE SIGNIFICANT
EXPENSES WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES    Some of the mortgaged properties may not be
                                 readily convertible to alternative uses if
                                 those properties were to become unprofitable
                                 for any reason. This is because:

                                 o    converting commercial properties to
                                      alternate uses or converting
                                      single-tenant commercial properties to
                                      multi-tenant properties generally
                                      requires substantial capital
                                      expenditures; and

                                 o    zoning or other restrictions also may
                                      prevent alternative uses.

                                 The liquidation value of a mortgaged property
                                 not readily convertible to an alternative use
                                 may be substantially less than would be the
                                 case if the mortgaged property were readily
                                 adaptable to other uses. If this type of
                                 mortgaged property were liquidated and a
                                 lower liquidation value were obtained, less
                                 funds would be available for distributions on
                                 your certificates. See "Mortgaged Properties
                                 Securing The Mortgage Loans That Are Not In
                                 Compliance With Zoning And Building Code
                                 Requirements And Use Restrictions Could
                                 Adversely Affect Payments On Your
                                 Certificates."

PROPERTY VALUE MAY BE
ADVERSELY AFFECTED EVEN WHEN
THERE IS NO CHANGE IN CURRENT
OPERATING INCOME                 Various factors may adversely affect the value
                                 of the mortgaged properties without affecting
                                 the properties' current net operating income.
                                 These factors include, among others:

                                 o    changes in the local, regional or national
                                      economy;

                                 o    changes in governmental regulations,
                                      fiscal policy, zoning or tax laws;

                                 o    potential environmental legislation or
                                      liabilities or other legal liabilities;

                                 o    proximity and attractiveness of competing
                                      properties;

                                 o    new construction of competing properties
                                      in the same market;

                                 o    convertibility of a property to an
                                      alternative use;

                                 o    the availability of refinancing; and

                                 o    changes in interest rate levels.

TENANT CONCENTRATION INCREASES
THE RISK THAT CASH FLOW WILL
BE INTERRUPTED WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                     A deterioration in the financial condition of a
                                 tenant can be particularly significant if a
                                 mortgaged property is leased to a single or
                                 large tenant or a small number of tenants,
                                 because rent interruptions by a tenant may
                                 cause the borrower to default on its
                                 obligations to the lender. Two hundred sixteen
                                 (216) of the mortgaged properties, securing
                                 mortgage loans representing 3.9% of the initial
                                 outstanding pool balance (and representing 4.4%
                                 of the initial outstanding loan group 1
                                 balance), are 100% leased to single tenants,
                                 and in some cases the tenant is related to

                                      S-40

                                 the borrower. Mortgaged properties leased to a
                                 single tenant or a small number of tenants also
                                 are more susceptible to interruptions of cash
                                 flow if a tenant fails to renew its lease or
                                 defaults under its lease. This is so because:

                                 o    the financial effect of the absence of
                                      rental income may be severe;

                                 o    more time may be required to re-lease the
                                      space; and

                                 o    substantial capital costs may be incurred
                                      to make the space appropriate for
                                      replacement tenants.

                                 Additionally, some of the tenants at the
                                 mortgaged properties (including sole tenants or
                                 other significant tenants) have lease
                                 termination option dates or lease expiration
                                 dates that are prior to or shortly after the
                                 related maturity date or anticipated repayment
                                 date. See Appendix II to this prospectus
                                 supplement. There are a number of other
                                 mortgaged properties that similarly have a
                                 significant amount of scheduled lease
                                 expirations or potential terminations before
                                 the maturity of the related mortgage loan,
                                 although those circumstances were generally
                                 addressed by escrow requirements or other
                                 mitigating provisions.

                                 Another factor that you should consider is that
                                 retail, industrial and office properties also
                                 may be adversely affected if there is a
                                 concentration of tenants or of tenants in the
                                 same or similar business or industry.

                                 In some cases, the sole or a significant tenant
                                 is related to the subject borrower or an
                                 affiliate of that borrower.

                                 For further information with respect to tenant
                                 concentrations, see Appendix II.

LEASING MORTGAGED PROPERTIES
TO MULTIPLE TENANTS MAY RESULT
IN HIGHER RE-LEASING COSTS
WHICH COULD REDUCE PAYMENTS ON
YOUR CERTIFICATES                If a mortgaged property has multiple tenants,
                                 re-leasing costs and costs of enforcing
                                 remedies against defaulting tenants may be more
                                 frequent than in the case of mortgaged
                                 properties with fewer tenants, thereby reducing
                                 the cash flow available for debt service
                                 payments. These costs may cause a borrower to
                                 default in its obligations to a lender which
                                 could reduce cash flow available for debt
                                 service payments. Multi-tenanted mortgaged
                                 properties also may experience higher
                                 continuing vacancy rates and greater volatility
                                 in rental income and expenses.

RE-LEASING RISKS                 Repayment of mortgage loans secured by retail,
                                 office and industrial/warehouse properties will
                                 be affected by the expiration of leases and the
                                 ability of the related borrowers and property
                                 managers to renew the leases or to relet the
                                 space on comparable terms. Certain mortgaged
                                 properties may be leased in whole or in part to
                                 government sponsored tenants who have the right
                                 to cancel their leases at any time because of
                                 lack of appropriations. Certain tenants at the
                                 retail properties, including without limitation
                                 anchor tenants, may have the right to terminate
                                 their leases if certain other tenants are not
                                 operating, or if their sales at the property do
                                 not reach a specified level.

                                      S-41

                                 In addition, certain properties may have
                                 tenants that are paying rent but are not in
                                 occupancy or may have vacant space that is not
                                 leased. Any "dark" space may cause the property
                                 to be less desirable to other potential tenants
                                 or the related tenant may be more likely to
                                 default in its obligations under the lease. We
                                 cannot assure you that those tenants will
                                 continue to fulfill their lease obligations or
                                 that the space will be relet.

                                 Income from, and the market value of, the
                                 mortgaged properties securing the mortgage
                                 loans would be adversely affected if vacant
                                 space in the mortgaged properties could not be
                                 leased for a significant period of time, if
                                 tenants were unable to meet their lease
                                 obligations or if, for any other reason, rental
                                 payments could not be collected or if one or
                                 more tenants ceased operations at the mortgaged
                                 property.

                                 Even if vacated space is successfully relet,
                                 the costs associated with reletting, including
                                 tenant improvements and leasing commissions,
                                 could be substantial and could reduce cash flow
                                 from the related mortgaged properties.
                                 Ninety-three (93) of the mortgaged properties,
                                 securing mortgage loans representing
                                 approximately 48.7% of the initial outstanding
                                 pool balance (excluding hospitality,
                                 multifamily and self storage properties) (which
                                 include ninety-two (92) mortgage loans in loan
                                 1, representing 49.0% of the initial
                                 outstanding loan group 1 balance, and one (1)
                                 mortgage loan in loan group 2, representing
                                 11.5% of the initial outstanding loan group 2
                                 balance, as of the cut-off date, have reserves
                                 for tenant improvements and leasing commissions
                                 which may serve to defray such costs. There can
                                 be no assurances, however, that the funds (if
                                 any) held in such reserves for tenant
                                 improvements and leasing commissions will be
                                 sufficient to cover any of the costs and
                                 expenses associated with tenant improvements or
                                 leasing commission obligations. In addition, if
                                 a tenant defaults in its obligations to a
                                 borrower, the borrower may incur substantial
                                 costs and experience significant delays
                                 associated with enforcing rights and protecting
                                 its investment, including costs incurred in
                                 renovating or reletting the property.

THE CONCENTRATION OF LOANS
WITH THE SAME OR RELATED
BORROWERS INCREASES THE
POSSIBILITY OF LOSS ON THE
LOANS WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES    The effect of mortgage pool loan losses will be
                                 more severe:

                                 o    if the pool is comprised of a small number
                                      of loans, each with a relatively large
                                      principal amount; or

                                 o    if the losses relate to loans that account
                                      for a disproportionately large percentage
                                      of the pool's aggregate principal balance
                                      of all mortgage loans.

                                 Mortgage loans with the same borrower or
                                 related borrowers pose additional risks. Among
                                 other things, financial difficulty at one
                                 mortgaged real property could cause the owner
                                 to defer maintenance at another mortgaged real
                                 property in order to satisfy current expenses
                                 with respect to the troubled mortgaged real
                                 property; and the owner could attempt to avert
                                 foreclosure on one mortgaged real property by
                                 filing a bankruptcy petition that might have
                                 the effect of interrupting

                                      S-42

                                 monthly payments for an indefinite period on
                                 all of the related mortgage loans.

                                 Seventeen (17) groups of mortgage loans are
                                 made to the same borrower or borrowers related
                                 through common ownership and where, in general,
                                 the related mortgaged properties are commonly
                                 managed. The related borrower concentrations of
                                 the 3 largest of these seventeen (17) groups
                                 represent 6.2%, 2.4% and 1.7%, respectively, of
                                 the initial outstanding pool balance. The
                                 related borrower concentrations of the 3
                                 largest groups in loan group 1 represent 7.0%,
                                 2.7% and 1.9%, respectively, of the initial
                                 outstanding loan group 1 balance. The related
                                 borrower concentrations of the two (2) groups
                                 in loan group 2 represent 9.2% and 8.8%,
                                 respectively, of the initial outstanding loan
                                 group 2 balance or 0.9% and 0.2% of the initial
                                 outstanding loan group 1 and loan group 2
                                 balance, as the case may be.

                                 The ten largest mortgage loans or loan group in
                                 the aggregate represent 50.0% of the initial
                                 outstanding pool balance. Each of the other
                                 mortgage loans represents no greater than 1.6%
                                 of the initial outstanding pool balance.

                                 The largest mortgage loan in loan group 1
                                 represents 14.0% of the initial outstanding
                                 loan group 1 balance. The second largest
                                 mortgage loan in loan group 1 represents 11.8%
                                 of the initial outstanding loan group 1
                                 balance. The third largest mortgage loan,
                                 comprised of six cross collateralized mortgage
                                 loans, in loan group 1 represents 8.0% of the
                                 initial outstanding loan group 1 balance. Each
                                 of the other mortgage loans represents less
                                 than or equal to 5.5% of the initial
                                 outstanding loan group 1 balance.

                                 The largest mortgage loan in loan group 2
                                 represents 26.0% of the initial outstanding
                                 loan group 2 balance. The second largest
                                 mortgage loan in loan group 2 represents 11.3%
                                 of the initial outstanding loan group 2
                                 balance. The third largest mortgage loan in
                                 loan group 2 represents 5.5% of the initial
                                 outstanding loan group 2 balance. Each of the
                                 other mortgage loans represents less than or
                                 equal to 5.4% of the initial outstanding loan
                                 group 2 balance.

                                 In some cases, the sole or a significant tenant
                                 is related to the subject borrower. In the case
                                 of Mortgage Loan No. 407, 420, 425, 428, 458,
                                 493 and 523, the tenant at the mortgaged
                                 property is the parent of the related borrower.
                                 For further information with respect to tenant
                                 concentrations, see Appendix II.

A CONCENTRATION OF LOANS WITH
THE SAME PROPERTY TYPES
INCREASES THE POSSIBILITY OF
LOSS ON THE LOANS WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                     A concentration of mortgaged property types
                                 also can pose increased risks. A concentration
                                 of mortgage loans secured by the same property
                                 type can increase the risk that a decline in a
                                 particular industry will have a
                                 disproportionately large impact on the pool of
                                 mortgage loans or a particular loan group. The
                                 following property types represent the
                                 indicated percentage of the initial outstanding
                                 pool balance:

                                 o    retail properties represent 35.2%;

                                      S-43

                                 o    office properties represent 23.3%;

                                 o    mixed use properties represent 15.3%;

                                 o    multifamily properties represent 11.2%;

                                 o    self storage properties represent 8.2%;

                                 o    hospitality properties represent 3.9%;

                                 o    industrial/warehouse properties represent
                                      2.8%; and

                                 o    RV Park properties represent 0.1%.

                                 For information regarding the types of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

A CONCENTRATION OF MORTGAGED
PROPERTIES IN A LIMITED NUMBER
OF LOCATIONS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Concentrations of mortgaged properties in
                                 geographic areas may increase the risk that
                                 adverse economic or other developments or a
                                 natural disaster or act of terrorism affecting
                                 a particular region of the country could
                                 increase the frequency and severity of losses
                                 on mortgage loans secured by the properties. In
                                 the past, several regions of the United States
                                 have experienced significant real estate
                                 downturns at times when other regions have not.
                                 Regional economic declines or adverse
                                 conditions in regional real estate markets
                                 could adversely affect the income from, and
                                 market value of, the mortgaged properties
                                 located in the region. Other regional
                                 factors--e.g., earthquakes, floods or
                                 hurricanes or changes in governmental rules or
                                 fiscal policies--also may adversely affect
                                 those mortgaged properties.

                                 The mortgaged properties are located in
                                 forty-three (43) different states (which
                                 include forty-three (43) states for loan group
                                 1 and fifteen (15) states for loan group 2). In
                                 particular, investors should note that
                                 approximately 14.7% of the mortgaged
                                 properties, based on the initial outstanding
                                 pool balance (and 14.3% of the initial
                                 outstanding loan group 1 balance and 18.1% of
                                 the initial outstanding loan group 2 balance),
                                 are located in California. Mortgaged properties
                                 located in California may be more susceptible
                                 to some types of special hazards that may not
                                 be covered by insurance (such as earthquakes)
                                 than properties located in other parts of the
                                 country. If a borrower does not have insurance
                                 against such risks and a severe casualty occurs
                                 at a mortgaged property, the borrower may be
                                 unable to generate income from the mortgaged
                                 property in order to make payments on the
                                 related mortgage loan. The mortgage loans
                                 generally do not require any borrowers to
                                 maintain earthquake insurance.

                                 In addition, 28.3%, 9.4%, 6.3% and 4.8% of the
                                 mortgaged properties, based on the initial
                                 outstanding pool balance, are located in New
                                 York, Florida, Texas and New Mexico,
                                 respectively, and concentrations of mortgaged
                                 properties, in each case, representing no
                                 greater than 3.9% of the initial outstanding
                                 pool balance, also exist in several other
                                 states.

                                      S-44

                                 For information regarding the location of the
                                 properties securing the mortgage loans included
                                 in loan group 1 and loan group 2, see Appendix
                                 I to this prospectus supplement.

A LARGE CONCENTRATION OF
RETAIL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF RETAIL PROPERTIES       Two hundred seventy-three (273) of the
                                 mortgaged properties, securing mortgage loans
                                 representing 35.2% of the initial outstanding
                                 pool balance (and representing 39.8% of the
                                 initial outstanding loan group 1 balance), are
                                 retail properties. The quality and success of a
                                 retail property's tenants significantly affect
                                 the property's value. The success of retail
                                 properties can be adversely affected by local
                                 competitive conditions and changes in consumer
                                 spending patterns. A borrower's ability to make
                                 debt service payments can be adversely affected
                                 if rents are based on a percentage of the
                                 tenant's sales and sales decline or if the
                                 closure of one store gives rise to lease
                                 provisions permitting the closure of another
                                 store.

                                 An "anchor tenant" is proportionately larger in
                                 size and is vital in attracting customers to a
                                 retail property, whether or not it is part of
                                 the mortgaged property. Two hundred fifty (250)
                                 of the mortgaged properties, securing 31.7% of
                                 the initial outstanding pool balance (and
                                 securing 35.8% of the initial outstanding loan
                                 group 1 balance), are properties considered by
                                 the applicable mortgage loan seller to be
                                 leased to or are adjacent to or are occupied by
                                 one or more anchor tenants.

                                 The presence or absence of an anchor store in a
                                 shopping center also can be important because
                                 anchor stores play a key role in generating
                                 customer traffic and making a center desirable
                                 for other tenants. Consequently, the economic
                                 performance of an anchored retail property will
                                 be adversely affected by:

                                 o    an anchor store's failure to renew its
                                      lease;

                                 o    termination of an anchor store's lease;

                                 o    the bankruptcy or economic decline of an
                                      anchor store or self-owned anchor or its
                                      parent company; or

                                 o    the cessation of the business of an anchor
                                      store at the shopping center, even if, as
                                      a tenant, it continues to pay rent.

                                 There may be retail properties with anchor
                                 stores that are permitted to cease operating at
                                 any time if certain other stores are not
                                 operated at those locations. Furthermore, there
                                 may be non-anchor tenants that are permitted to
                                 offset all or a portion of their rent, pay rent
                                 based solely on a percentage of their sales or
                                 to terminate their leases if certain anchor
                                 stores and/or major tenants are either not
                                 operated or fail to meet certain business
                                 objectives.

                                 Retail properties also face competition from
                                 sources outside a given real estate market. For
                                 example, all of the following compete with more
                                 traditional retail properties for consumer
                                 dollars: factory outlet centers, discount
                                 shopping centers and clubs, catalogue
                                 retailers, home shopping networks, internet web
                                 sites and telemarketing. Continued

                                      S-45

                                 growth of these alternative retail outlets,
                                 which often have lower operating costs, could
                                 adversely affect the rents collectible at the
                                 retail properties included in the mortgage
                                 pool, as well as the income from, and market
                                 value of, the mortgaged properties. Moreover,
                                 additional competing retail properties may be
                                 built in the areas where the retail properties
                                 are located, which could adversely affect the
                                 rents collectible at the retail properties
                                 included in the mortgage pool, as well as the
                                 income from, and market value of, the mortgaged
                                 properties.

                                 In addition, one hundred ninety-two (192) of
                                 the mortgaged properties, securing mortgage
                                 loans representing 0.9% of the initial
                                 outstanding pool balance (and representing 1.0%
                                 of the initial outstanding loan group 1
                                 balance), are secured by mortgaged properties
                                 with restaurant tenants whereas such
                                 restaurants are affiliated with a single
                                 restaurant franchise company. Mortgaged
                                 properties occupied by restaurant franchises
                                 may be affiliated with a franchise company
                                 through a franchise agreement or a management
                                 agreement. The performance of a restaurant
                                 property affiliated with a franchise or
                                 management company depends in part on the
                                 continued existence and financial strength of
                                 the franchisor or management company and, with
                                 respect to a franchise company only,

                                 o    the public perception of the franchise or
                                      service mark; and

                                 o    the duration of the franchise licensing
                                      agreement.

                                 Any provision in a franchise agreement
                                 providing for termination because of the
                                 bankruptcy of a franchisor generally will not
                                 be enforceable. Replacement franchises may
                                 require significantly higher fees. The
                                 transferability of franchise license agreements
                                 is restricted. In the event of a foreclosure,
                                 the lender or its agent would not have the
                                 right to use the franchise license without the
                                 franchisor's consent.

A LARGE CONCENTRATION OF
OFFICE PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF OFFICE PROPERTIES       Thirty-two (32) of the mortgaged properties,
                                 securing mortgage loans representing 23.3% of
                                 the initial outstanding pool balance (and
                                 representing 26.4% of the initial outstanding
                                 loan group 1 balance), are office properties.

                                 A large number of factors affect the value of
                                 these office properties, including:

                                 o    the quality of an office building's
                                      tenants;

                                 o    the diversity of an office building's
                                      tenants (or reliance on a single or
                                      dominant tenant);

                                 o    the physical attributes of the building in
                                      relation to competing buildings, e.g.,
                                      age, condition, design, location, access
                                      to transportation and ability to offer
                                      certain amenities, such as sophisticated
                                      building systems;

                                 o    the desirability of the area as a business
                                      location;

                                 o    the suitability of a space for re-leasing
                                      without significant build-out costs;

                                      S-46

                                 o    the strength and nature of the local
                                      economy (including labor costs and
                                      quality, tax environment and quality of
                                      life for employees); and

                                 o    the concentration of tenants in a
                                      particular business or industry. For
                                      instance, certain office properties may
                                      have tenants that are technology and
                                      internet start-up companies. Technology
                                      and internet start-up companies have
                                      experienced a variety of circumstances
                                      that tend to make their businesses
                                      relatively volatile. Many of those
                                      companies have little or no operating
                                      history, their owners and management are
                                      often inexperienced and such companies may
                                      be heavily dependent on obtaining venture
                                      capital financing. In addition, technology
                                      and internet start-up companies often
                                      require significant build-out related to
                                      special technology which may adversely
                                      affect the ability of the landlord to
                                      relet the properties. The relative
                                      instability of these tenants may have an
                                      adverse impact on certain of the
                                      properties. Seven (7) mortgaged
                                      properties, securing loans representing
                                      2.2% of the initial outstanding pool
                                      balance (and representing 2.5% of the
                                      initial outstanding loan group 1 balance),
                                      are properties that have tenants with a
                                      concentration of medical offices. The
                                      performance of a medical office property
                                      may depend on the proximity of such
                                      property to a hospital or other health
                                      care establishment and on reimbursements
                                      for patient fees from private or
                                      government-sponsored insurance companies.
                                      The sudden closure of a nearby hospital
                                      may adversely affect the value of a
                                      medical office property. In addition, the
                                      performance of a medical office property
                                      may depend on reimbursements for patient
                                      fees from private or government-sponsored
                                      insurers and issues related to
                                      reimbursement (ranging from non-payment to
                                      delays in payment) from such insurers
                                      could adversely impact cash flow at such
                                      mortgaged properties. Moreover, medical
                                      office properties appeal to a narrow
                                      market of tenants and the value of a
                                      medical office property may be adversely
                                      affected by the availability of competing
                                      medical office properties.

                                 Moreover, the cost of refitting office space
                                 for a new tenant is often higher than the cost
                                 of refitting other types of property.

A LARGE CONCENTRATION OF
MULTIFAMILY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF MULTIFAMILY
PROPERTIES                       Thirty-three (33) of the mortgaged properties,
                                 securing mortgage loans representing 11.2% of
                                 the initial outstanding pool balance (which
                                 include six (6) mortgaged properties in loan
                                 group 1, representing 0.2% of the initial
                                 outstanding loan group 1 balance, and
                                 twenty-seven (27) mortgaged properties in loan
                                 group 2, representing 95.3% of the initial
                                 outstanding loan group 2 balance), are
                                 multifamily properties.

                                 A large number of factors may affect the value
                                 and successful operation of these multifamily
                                 properties, including:

                                 o    the physical attributes of the apartment
                                      building, such as its age, appearance and
                                      construction quality;

                                 o    the location of the property;

                                      S-47

                                 o    the ability of management to provide
                                      adequate maintenance and insurance;

                                 o    the types of services and amenities
                                      provided at the property;

                                 o    the property's reputation;

                                 o    the level of mortgage interest rates and
                                      favorable income and economic conditions
                                      (which may encourage tenants to purchase
                                      rather than rent housing);

                                 o    the presence of competing properties;

                                 o    adverse local or national economic
                                      conditions which may limit the rent that
                                      may be charged and which may result in
                                      increased vacancies;

                                 o    the tenant mix (such as tenants being
                                      predominantly students or military
                                      personnel or employees of a particular
                                      business or industry);

                                 o    state and local regulations (which may
                                      limit the ability to increase rents); and

                                 o    government assistance/rent subsidy
                                      programs (which may influence tenant
                                      mobility).

                                 Certain of the mortgage loans may be secured by
                                 mortgaged properties that are currently
                                 eligible (or may become eligible in the future)
                                 for and have received low income housing tax
                                 credits pursuant to Section 42 of the Internal
                                 Revenue Code in respect of various units within
                                 the mortgaged property or have tenants that
                                 rely on rent subsidies under various
                                 government-funded programs, including the
                                 Section 8 Tenant-Based Assistance Rental
                                 Certificate Program of the United States
                                 Department of Housing and Urban Development.
                                 There is no assurance that such programs will
                                 be continued in their present form or that the
                                 level of assistance provided will be sufficient
                                 to generate enough revenues for the related
                                 borrower to meet its obligations under the
                                 related mortgage loan.

A LARGE CONCENTRATION OF SELF
STORAGE FACILITIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF SELF STORAGE
FACILITIES                       One hundred and seventy-two (172) of the
                                 mortgaged properties, securing mortgage loans
                                 representing 8.2% of the initial outstanding
                                 pool balance (and representing 9.3% of the
                                 initial outstanding loan group 1 balance), are
                                 self storage facilities. Various factors may
                                 adversely affect the value and successful
                                 operation of a self storage facility including:

                                 o    competition, because both acquisition and
                                      development costs and break-even occupancy
                                      are relatively low;

                                 o    conversion of a self storage facility to
                                      an alternative use generally requires
                                      substantial capital expenditures;

                                 o    security concerns; and

                                      S-48

                                 o    user privacy and ease of access to
                                      individual storage space may increase
                                      environmental risks (although lease
                                      agreements generally prohibit users from
                                      storing hazardous substances in the
                                      units).

                                 The environmental assessments discussed herein
                                 did not include an inspection of the contents
                                 of the self storage units of the self storage
                                 properties. Accordingly, there is no assurance
                                 that all of the units included in the self
                                 storage properties are free from hazardous
                                 substances or will remain so in the future.

A LARGE CONCENTRATION OF
HOSPITALITY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF HOSPITALITY
PROPERTIES                       Eighteen (18) of the mortgaged properties,
                                 securing mortgage loans representing 3.9% of
                                 the initial outstanding pool balance (and
                                 representing 4.4% of the initial outstanding
                                 loan group 1 balance), is a hospitality
                                 property. Various factors may adversely affect
                                 the economic performance of a hospitality
                                 property, including:

                                 o    adverse economic and social conditions,
                                      either local, regional, national or
                                      international which may limit the amount
                                      that can be charged for a room and reduce
                                      occupancy levels;

                                 o    the construction of competing hotels or
                                      resorts;

                                 o    continuing expenditures for modernizing,
                                      refurbishing, and maintaining existing
                                      facilities prior to the expiration of
                                      their anticipated useful lives;

                                 o    a deterioration in the financial strength
                                      or managerial capabilities of the owner
                                      and/or operator of a hotel; and

                                 o    changes in travel patterns, increases in
                                      energy prices, strikes, relocation of
                                      highways or the construction of additional
                                      highways.

                                 Because hotel rooms generally are rented for
                                 short periods of time, the financial
                                 performance of hotels tends to be affected by
                                 adverse economic conditions and competition
                                 more quickly than other types of commercial
                                 properties.

                                 Moreover, the hotel and lodging industry is
                                 generally seasonal in nature. This seasonality
                                 can be expected to cause periodic fluctuations
                                 in a hotel property's revenues, occupancy
                                 levels, room rates and operating expenses.

                                 The laws and regulations relating to liquor
                                 licenses generally prohibit the transfer of
                                 such license to any other person. In the event
                                 of a foreclosure of a hotel property with a
                                 liquor license, the special servicer on behalf
                                 of the trust or a purchaser in a foreclosure
                                 sale would likely have to apply for a new
                                 license. There can be no assurance that a new
                                 liquor license could be obtained promptly or at
                                 all. The lack of a liquor license in a full
                                 service hotel could have an adverse impact on
                                 the revenue generated by the hotel.

                                 A mortgage loan secured by hotel property may
                                 be affiliated with a franchise company through
                                 a franchise agreement or a hotel management
                                 company through a management agreement. The

                                      S-49

                                 performance of a hotel property affiliated with
                                 a franchise or hotel management company depends
                                 in part on the continued existence and
                                 financial strength of the franchisor or hotel
                                 management company and, with respect to a
                                 franchise company only,

                                 o    the public perception of the franchise or
                                      hotel chain service mark; and

                                 o    the duration of the franchise licensing
                                      agreement.

                                 Any provision in a franchise agreement
                                 providing for termination because of the
                                 bankruptcy of a franchisor generally will not
                                 be enforceable. Replacement franchises may
                                 require significantly higher fees. The
                                 transferability of franchise license agreements
                                 is restricted. In the event of a foreclosure,
                                 the lender or its agent would not have the
                                 right to use the franchise license without the
                                 franchisor's consent.

A LARGE CONCENTRATION OF
INDUSTRIAL/WAREHOUSE
PROPERTIES IN THE MORTGAGE
POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF INDUSTRIAL/WAREHOUSE
PROPERTIES                       Eleven (11) of the mortgaged properties,
                                 securing mortgage loans representing 2.8% of
                                 the initial outstanding pool balance (and
                                 representing 3.1% of the initial outstanding
                                 loan group 1 balance), are industrial/warehouse
                                 properties. Various factors may adversely
                                 affect the economic performance of these
                                 industrial properties, which could adversely
                                 affect payments on your certificates,
                                 including:

                                 o    reduced demand for industrial space
                                      because of a decline in a particular
                                      industry segment;

                                 o    increased supply of competing industrial
                                      space because of relative ease in
                                      constructing buildings of this type;

                                 o    a property becoming functionally obsolete;

                                 o    insufficient supply of labor to meet
                                      demand;

                                 o    changes in access to the property, energy
                                      prices, strikes, relocation of highways or
                                      the construction of additional highways;

                                 o    location of the property in relation to
                                      access to transportation;

                                 o    suitability for a particular tenant;

                                 o    building design and adaptability;

                                 o    a change in the proximity of supply
                                      sources; and

                                 o    environmental hazards.

A TENANT BANKRUPTCY MAY
ADVERSELY AFFECT THE INCOME
PRODUCED BY THE PROPERTY AND
MAY ADVERSELY AFFECT THE
PAYMENTS ON YOUR CERTIFICATES    Certain of the tenants at some of the mortgaged
                                 properties may have been, may currently be, or
                                 may in the future become a party in a
                                 bankruptcy proceeding. The bankruptcy or
                                 insolvency of a major tenant, or a number of
                                 smaller tenants, in retail, industrial and
                                 office properties may adversely affect the
                                 income produced by the property. Under the
                                 federal bankruptcy code, a tenant/debtor has
                                 the option of

                                      S-50

                                 affirming or rejecting any unexpired lease. If
                                 the tenant rejects the lease, the landlord's
                                 claim for breach of the lease would be a
                                 general unsecured claim against the tenant,
                                 absent collateral securing the claim. The claim
                                 would be limited to the unpaid rent under the
                                 lease for the periods prior to the bankruptcy
                                 petition, or earlier surrender of the leased
                                 premises, plus the rent under the lease for the
                                 greater of one year, or 15%, not to exceed
                                 three years, of the remaining term of such
                                 lease and the actual amount of the recovery
                                 could be less than the amount of the claim.

ENVIRONMENTAL LAWS ENTAIL
RISKS THAT MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Various environmental laws may make a current
                                 or previous owner or operator of real property
                                 liable for the costs of removal or remediation
                                 of hazardous or toxic substances on, under or
                                 adjacent to such property. Those laws often
                                 impose liability whether or not the owner or
                                 operator knew of, or was responsible for, the
                                 presence of the hazardous or toxic substances.
                                 For example, certain laws impose liability for
                                 release of asbestos-containing materials into
                                 the air or require the removal or containment
                                 of asbestos-containing materials. In some
                                 states, contamination of a property may give
                                 rise to a lien on the property to assure
                                 payment of the costs of cleanup. In some
                                 states, this lien has priority over the lien of
                                 a pre-existing mortgage. Additionally, third
                                 parties may seek recovery from owners or
                                 operators of real properties for cleanup costs,
                                 property damage or personal injury associated
                                 with releases of, or other exposure to
                                 hazardous substances related to the properties.

                                 The owner's liability for any required
                                 remediation generally is not limited by law and
                                 could, accordingly, exceed the value of the
                                 property and/or the aggregate assets of the
                                 owner. The presence of hazardous or toxic
                                 substances also may adversely affect the
                                 owner's ability to refinance the property or to
                                 sell the property to a third party. The
                                 presence of, or strong potential for
                                 contamination by, hazardous substances
                                 consequently can have a materially adverse
                                 effect on the value of the property and a
                                 borrower's ability to repay its mortgage loan.

                                 In addition, under certain circumstances, a
                                 lender (such as the trust) could be liable for
                                 the costs of responding to an environmental
                                 hazard. Any potential environmental liability
                                 could reduce or delay payments on the offered
                                 certificates.

ENVIRONMENTAL RISKS RELATING
TO SPECIFIC MORTGAGED
PROPERTIES MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Except for mortgaged properties securing
                                 mortgage loans that are the subject of a
                                 secured creditor impaired property policy, all
                                 of the mortgaged properties securing the
                                 mortgage loans have been subject to
                                 environmental site assessments, or in some
                                 cases an update of a previous assessment, in
                                 connection with the origination or
                                 securitization of the loans. In all cases, the
                                 environmental site assessment was a Phase I
                                 environmental assessment, although in some
                                 cases a Phase II site assessment was also
                                 performed. With respect to the mortgaged
                                 properties securing the mortgage loans that
                                 were not the subject of an environmental site
                                 assessment within eighteen months

                                      S-51

                                 prior to the cut-off date, the applicable
                                 mortgage loan seller either (a) represented
                                 that with respect to each such mortgaged
                                 property (i) no hazardous material is present
                                 on the mortgaged property and (ii) the
                                 mortgaged property is in material compliance
                                 with all applicable federal, state and local
                                 laws pertaining to hazardous materials or
                                 environmental hazards, in each case subject to
                                 limitations of materiality and the other
                                 qualifications set forth in the representation,
                                 or (b) provided secured creditor impaired
                                 property policies providing coverage for
                                 certain losses that may arise from adverse
                                 environmental conditions that may exist at the
                                 related mortgaged property. These reports
                                 generally did not disclose the presence or risk
                                 of environmental contamination that is
                                 considered material and adverse to the
                                 interests of the holders of the certificates;
                                 however, in certain cases, these assessments
                                 did reveal conditions that resulted in
                                 requirements that the related borrowers
                                 establish operations and maintenance plans,
                                 monitor the mortgaged property or nearby
                                 properties, abate or remediate the condition,
                                 and/or provide additional security such as
                                 letters of credit, reserves or stand-alone
                                 secured creditor impaired property policies.

                                 Seventeen (17) of the mortgaged properties,
                                 securing mortgage loans representing 1.2% of
                                 the initial outstanding pool balance (which
                                 include sixteen (16) mortgaged properties in
                                 loan group 1, representing 1.2% of the initial
                                 outstanding loan group 1 balance, and one (1)
                                 mortgaged properties in loan group 2,
                                 representing 0.9% of the initial outstanding
                                 loan group 2 balance), are the subject of a
                                 group secured creditor impaired property policy
                                 providing coverage for certain losses that may
                                 arise from adverse environmental conditions
                                 that may exist at the related mortgaged
                                 properties. One hundred ninety-two (192) of the
                                 mortgaged properties, securing a mortgage loan
                                 representing 0.9% of the initial outstanding
                                 pool balance (and representing 1.0% of the
                                 initial outstanding loan group 1 balance), have
                                 the benefit of a stand-alone environmental
                                 insurance policy that provides coverage for
                                 selected environmental matters with respect to
                                 the related property. We describe these
                                 policies under "Description of the Mortgage
                                 Pool--Environmental Insurance" in this
                                 prospectus supplement.

                                 We cannot assure you, however, that the
                                 environmental assessments revealed all existing
                                 or potential environmental risks or that all
                                 adverse environmental conditions have been
                                 completely abated or remediated or that any
                                 reserves, insurance or operations and
                                 maintenance plans will be sufficient to
                                 remediate the environmental conditions.
                                 Moreover, we cannot assure you that:

                                 o    future laws, ordinances or regulations
                                      will not impose any material environmental
                                      liability; or

                                 o    the current environmental condition of the
                                      mortgaged properties will not be adversely
                                      affected by tenants or by the condition of
                                      land or operations in the vicinity of the
                                      mortgaged properties (such as underground
                                      storage tanks).

                                 In addition, some borrowers under the mortgage
                                 loans may not have satisfied or may not satisfy
                                 all post-closing obligations required by the
                                 related mortgage loan documents with respect to
                                 environmental matters. There can be no
                                 assurance that recommended operations and

                                      S-52

                                 maintenance plans have been implemented or will
                                 continue to be complied with.

                                 Portions of some of the mortgaged properties
                                 securing the mortgage loans may include tenants
                                 which operate as on-site dry-cleaners and
                                 gasoline stations. Both types of operations
                                 involve the use and storage of hazardous
                                 substances, leading to an increased risk of
                                 liability to the tenant, the landowner and,
                                 under certain circumstances, a lender (such as
                                 the trust) under environmental laws.
                                 Dry-cleaners and gasoline station operators may
                                 be required to obtain various environmental
                                 permits and licenses in connection with their
                                 operations and activities and comply with
                                 various environmental laws, including those
                                 governing the use and storage of hazardous
                                 substances. These operations incur ongoing
                                 costs to comply with environmental laws
                                 governing, among other things, containment
                                 systems and underground storage tank systems.
                                 In addition, any liability to borrowers under
                                 environmental laws, including in connection
                                 with releases into the environment of gasoline,
                                 dry-cleaning solvents or other hazardous
                                 substances from underground storage tank
                                 systems or otherwise, could adversely impact
                                 the related borrower's ability to repay the
                                 related mortgage loan.

                                 In addition, problems associated with mold may
                                 pose risks to real property and may also be the
                                 basis for personal injury claims against a
                                 borrower. Although the mortgaged properties are
                                 required to be inspected periodically, there
                                 are no generally accepted standards for the
                                 assessment of any existing mold. If left
                                 unchecked, problems associated with mold could
                                 result in the interruption of cash flow,
                                 remediation expenses and litigation which could
                                 adversely impact collections from a mortgaged
                                 property. In addition, many of the insurance
                                 policies presently covering the mortgaged
                                 properties may specifically exclude losses due
                                 to mold.

                                 Before the special servicer acquires title to a
                                 mortgaged property on behalf of the trust or
                                 assumes operation of the property, it must
                                 obtain an environmental assessment of the
                                 property, or rely on a recent environmental
                                 assessment. This requirement will decrease the
                                 likelihood that the trust will become liable
                                 under any environmental law. However, this
                                 requirement may effectively preclude
                                 foreclosure until a satisfactory environmental
                                 assessment is obtained, or until any required
                                 remedial action is thereafter taken. There is
                                 accordingly some risk that the mortgaged
                                 property will decline in value while this
                                 assessment is being obtained. Moreover, we
                                 cannot assure you that this requirement will
                                 effectively insulate the trust from potential
                                 liability under environmental laws. Any such
                                 potential liability could reduce or delay
                                 payments to certificateholders.

IF A BORROWER IS UNABLE TO
REPAY ITS LOAN ON ITS MATURITY
DATE, YOU MAY EXPERIENCE A
LOSS                             One hundred seventy-seven (177) mortgage loans,
                                 representing 100.0% of the initial outstanding
                                 pool balance, are balloon loans (which include
                                 one hundred fifty-one (151) mortgage loans in
                                 loan group 1, representing 100.0% of the
                                 initial outstanding loan group 1 balance, and
                                 twenty-six (26) mortgage loans in loan group 2,
                                 representing 100.0% of the initial outstanding
                                 loan group 2 balance). Five (5) of these
                                 mortgage loans, representing 8.5% of the
                                 initial outstanding pool

                                      S-53

                                 balance (which include three (3) mortgage loans
                                 in loan group 1, representing 8.0% of the
                                 initial outstanding loan group 1 balance, and
                                 two (2) mortgage loans in loan group 2,
                                 representing 12.2% of the initial outstanding
                                 loan group 2 balance), are ARD Loans. To the
                                 extent the borrower on an ARD loan makes
                                 payments of interest accrued at a rate of
                                 interest higher than the normal mortgage
                                 interest rate, the excess interest will be
                                 distributed to the holders of the Class T
                                 certificates. For purposes of this prospectus
                                 supplement, we consider a mortgage loan to be a
                                 "balloon loan" if its principal balance is not
                                 scheduled to be fully or substantially
                                 amortized by the loan's respective anticipated
                                 repayment date (in the case of a
                                 hyperamortizing loan) or maturity date. We
                                 cannot assure you that each borrower will have
                                 the ability to repay the principal balance
                                 outstanding on the pertinent date, especially
                                 under a scenario where interest rates have
                                 increased from the historically low interest
                                 rates in effect at the time that most of the
                                 mortgage loans were originated. Balloon loans
                                 involve greater risk than fully amortizing
                                 loans because a borrower's ability to repay the
                                 loan on its Anticipated Repayment Date or
                                 stated maturity date typically will depend upon
                                 its ability either to refinance the loan or to
                                 sell the mortgaged property at a price
                                 sufficient to permit repayment. A borrower's
                                 ability to achieve either of these goals will
                                 be affected by a number of factors, including:

                                 o    the availability of, and competition for,
                                      credit for commercial real estate
                                      projects;

                                 o    prevailing interest rates;

                                 o    the fair market value of the related
                                      mortgaged property;

                                 o    the borrower's equity in the related
                                      mortgaged property;

                                 o    the borrower's financial condition;

                                 o    the operating history and occupancy level
                                      of the mortgaged property;

                                 o    tax laws; and

                                 o    prevailing general and regional economic
                                      conditions.

                                 The availability of funds in the credit markets
                                 fluctuates over time.

                                 No mortgage loan seller or any of its
                                 respective affiliates is under any obligation
                                 to refinance any mortgage loan.

A BORROWER'S OTHER LOANS MAY
REDUCE THE CASH FLOW AVAILABLE
TO THE MORTGAGED PROPERTY
WHICH MAY ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES     Ten (10) mortgage loans in group 1 of the
                                 mortgage loans, representing 14.1% of the
                                 initial outstanding pool balance (which include
                                 nine (9) mortgage loans in group 1,
                                 representing 15.4% of the initial outstanding
                                 loan group 1 balance, and one (1) mortgage loan
                                 in group 2, representing 4.2% of the initial
                                 outstanding loan group 2 balance), currently
                                 have additional financing in place which is
                                 secured by the mortgaged property or properties
                                 related to such mortgage loan. With respect to
                                 certain of these mortgage loans, the lender of
                                 the additional secured financing has
                                 contractually subordinated all of its rights to
                                 the lender under the relevant mortgage loan
                                 included in the trust.

                                      S-54

                                 Mortgage Loan Nos. 3-163 (the "U-Haul Portfolio
                                 Pari Passu Loan"), which has an outstanding
                                 principal balance as of the cut-off date of
                                 $194,727,099, is secured by the related
                                 mortgaged properties on a pari passu basis with
                                 other notes that are not included in the trust
                                 and had an aggregate original unpaid principal
                                 balance of $45,000,000. In addition, with
                                 respect to the U-Haul Portfolio Pari Passu
                                 Loan, it is anticipated that a mezzanine loan
                                 in the original principal amount of $50,000,000
                                 will be originated, secured by the ownership
                                 interests of certain indirect owners of the
                                 related borrower, with an initial advance of
                                 $20,000,000. An affiliate of CWCapital Asset
                                 Management LLC, the special servicer, is
                                 expected to purchase the mezzanine debt in
                                 August 2005. The mezzanine borrower will be
                                 entitled to request additional advances under
                                 the mezzanine loan documents aggregating not in
                                 excess of $30,000,000, which the mezzanine
                                 lender may make available in its sole and
                                 absolute discretion and subject to such
                                 conditions as the mezzanine lender elects in
                                 its sole and absolute discretion. See
                                 "Servicing of the Mortgage Loans--Servicing of
                                 the U-Haul Portfolio Pari Passu Loan, the
                                 Coronado Center Loan Group, the County Line
                                 Commerce Center Loan Group and the FRIS Chkn
                                 Portfolio Loan Group--The U-Haul Portfolio Pari
                                 Passu Loan." Mortgage Loan No. 165 (the
                                 "Coronado Center Mortgage Loan"), which has an
                                 outstanding principal balance as of the cut-off
                                 date of $129,709,589, is secured by the related
                                 mortgaged property, which also secures a
                                 subordinated B Note (the "Coronado Center B
                                 Note") that had an original principal balance
                                 of $49,000,000. See "Servicing of the Mortgage
                                 Loans--Servicing of the U-Haul Portfolio Pari
                                 Passu Loan, the Coronado Center Loan Group, the
                                 County Line Commerce Center Loan Group and the
                                 FRIS Chkn Portfolio Loan Group--The Coronado
                                 Center Loan Group." Mortgage Loan No. 181 (the
                                 "County Line Commerce Center Mortgage Loan"),
                                 which has an outstanding principal balance as
                                 of the cut-off date of $26,442,934, is secured
                                 by the related mortgaged property, which also
                                 secures a subordinated B Note (the "County Line
                                 Commerce Center B Note") that had an original
                                 principal balance of $3,000,000. See "Servicing
                                 of the Mortgage Loans--Servicing of the U-Haul
                                 Portfolio Pari Passu Loan, the Coronado Center
                                 Loan Group, the County Line Commerce Center
                                 Loan Group and the FRIS Chkn Portfolio Loan
                                 Group--The County Line Commerce Center Loan
                                 Group." Mortgage Loan Nos. 182-373 (the "FRIS
                                 Chkn Portfolio Pari Passu Loan") which has an
                                 outstanding principal balance as of the cut-off
                                 date of $24,902,989, is secured by the related
                                 mortgaged property on a pari passu basis with
                                 other notes that are not included in the trust
                                 and had an unpaid original principal balance of
                                 $25,000,000, and which also secures a
                                 subordinated B Note (the "FRIS Chkn Portfolio B
                                 Note") that had an aggregate outstanding
                                 principal balance of $25,000,000. See
                                 "Servicing of the Mortgage Loans--Servicing of
                                 the U-Haul Portfolio Pari Passu Loan, the
                                 Coronado Center Loan Group, the County Line
                                 Commerce Center Loan Group and the FRIS Chkn
                                 Portfolio Loan Group--The FRIS Chkn Portfolio
                                 Loan Group."

                                 With respect to the U-Haul Portfolio Pari Passu
                                 Loan, on June 20, 2003, AMERCO, the parent of
                                 the related borrower, filed a voluntary
                                 petition for relief under Chapter 11 of the
                                 United States Bankruptcy Code. Amerco Real
                                 Estate Company, a subsiduary of AMERCO, also
                                 filed a voluntary petition for relief under
                                 Chapter 11 on August 13, 2003. The other
                                 subsidiaries of AMERCO were not included in
                                 either

                                      S-55

                                 of the filings. According to AMERCO's 2004
                                 10-K, the Chapter 11 filing was undertaken to
                                 facilitate a restructuring of the debt of
                                 AMERCO in response to liquidity issues which
                                 developed in the second half of 2002. On March
                                 15, 2004, both entities emerged from Chapter
                                 11. As part of the bankruptcy restructuring on
                                 March 15, 2004, the existing debt was
                                 refinanced with new debt, the proceeds of which
                                 were primarily used to satisfy the claims of
                                 the creditors in the Chapter 11 proceeding and
                                 to pay related fees and expenses.

                                 Seven (7) of the mortgage loans, representing
                                 12.8% of the initial outstanding pool balance
                                 (which include four (4) mortgage loans in loan
                                 group 1, representing 13.0% of the initial
                                 outstanding loan group 1 balance, and three (3)
                                 mortgage loans in loan group 2, representing
                                 11.4% of the initial outstanding loan group 2
                                 balance), are secured by mortgaged properties
                                 that currently have additional financing in
                                 place that are not secured by the related
                                 mortgaged property. With respect to Mortgage
                                 Loan No. 2, 380, 397, 403, 440 and 443, there
                                 is related mezzanine financing in the original
                                 principal amount of $18,297,511, $2,000,000,
                                 $1,400,000, $356,000, $880,000 and $500,000,
                                 respectively. In general, borrowers that have
                                 not agreed to certain special purpose covenants
                                 in the related mortgage loan documents may have
                                 also incurred additional financing that is not
                                 secured by the mortgaged property.

                                 Twenty-two (22) of the mortgage loans,
                                 representing 21.1% of the initial outstanding
                                 pool balance (which include nineteen (19)
                                 mortgage loans in loan group 1, representing
                                 21.9% of the initial outstanding loan group 1
                                 balance, and three (3) mortgage loans in loan
                                 group 2, representing 14.7% of the initial
                                 outstanding loan group 2 balance), permit the
                                 borrower to enter into additional financing
                                 that is not secured by the related mortgaged
                                 property (or to retain unsecured debt existing
                                 at the time of the origination of such loan)
                                 and/or permit the owners of the borrower to
                                 enter into financing that is secured by a
                                 pledge of equity interests in the borrower. In
                                 general, borrowers that have not agreed to
                                 certain special purpose covenants in the
                                 related mortgage loan documents may also be
                                 permitted to incur additional financing that is
                                 not secured by the mortgaged property.

                                 One (1) of the mortgage loans, representing
                                 0.3% of the initial outstanding pool balance
                                 (and representing 0.4% of the initial
                                 outstanding loan group 1 balance), permits the
                                 related borrower to enter into additional
                                 subordinate financing that is secured by the
                                 mortgaged property, provided that certain debt
                                 service coverage ratio and loan-to-value tests
                                 are satisfied. With respect to Mortgage Loan
                                 No. 431, subordinate financing is allowed if
                                 the combined loan-to-value does not exceed
                                 66.5% and the combined debt service coverage
                                 ratio is greater that 1.25x (based on the
                                 actual loan constant) or 0.90x (based on a 10%
                                 loan constant). See "Description of the
                                 Mortgage Pool--Material Terms and
                                 Characteristics of the Mortgage
                                 Loans--Subordinate and Other Financing."

                                 We make no representation as to whether any
                                 other secured subordinate financing currently
                                 encumbers any mortgaged property or whether a
                                 third-party holds debt secured by a pledge of
                                 equity ownership interests in a related
                                 borrower. Debt that is incurred by the owner of
                                 equity in one or more borrowers and is secured
                                 by a guaranty of the borrower or

                                      S-56

                                 by a pledge of the equity ownership interests
                                 in such borrowers effectively reduces the
                                 equity owners' economic stake in the related
                                 mortgaged property. The existence of such debt
                                 may reduce cash flow on the related borrower's
                                 mortgaged property after the payment of debt
                                 service and may increase the likelihood that
                                 the owner of a borrower will permit the value
                                 or income producing potential of a mortgaged
                                 property to suffer by not making capital
                                 infusions to support the mortgaged property.

                                 Generally, all of the mortgage loans also
                                 permit the related borrower to incur other
                                 unsecured indebtedness, including but not
                                 limited to trade payables, in the ordinary
                                 course of business and to incur indebtedness
                                 secured by equipment or other personal property
                                 located at the mortgaged property.

                                 When a mortgage loan borrower, or its
                                 constituent members, also has one or more other
                                 outstanding loans, even if the loans are
                                 subordinated or are mezzanine loans not
                                 directly secured by the mortgaged property, the
                                 trust is subjected to the following additional
                                 risks. For example, the borrower may have
                                 difficulty servicing and repaying multiple
                                 loans. Also, the existence of another loan
                                 generally will make it more difficult for the
                                 borrower to obtain refinancing of the mortgage
                                 loan and may thus jeopardize the borrower's
                                 ability to repay any balloon payment due under
                                 the mortgage loan at maturity or to repay the
                                 mortgage loan on its anticipated repayment
                                 date. Moreover, the need to service additional
                                 debt may reduce the cash flow available to the
                                 borrower to operate and maintain the mortgaged
                                 property.

                                 Additionally, if the borrower, or its
                                 constituent members, are obligated to another
                                 lender, actions taken by other lenders could
                                 impair the security available to the trust. If
                                 a junior lender files an involuntary bankruptcy
                                 petition against the borrower, or the borrower
                                 files a voluntary bankruptcy petition to stay
                                 enforcement by a junior lender, the trust's
                                 ability to foreclose on the property will be
                                 automatically stayed, and principal and
                                 interest payments might not be made during the
                                 course of the bankruptcy case. The bankruptcy
                                 of a junior lender also may operate to stay
                                 foreclosure by the trust.

                                 Further, if another loan secured by the
                                 mortgaged property is in default, the other
                                 lender may foreclose on the mortgaged property,
                                 absent an agreement to the contrary, thereby
                                 causing a delay in payments and/or an
                                 involuntary repayment of the mortgage loan
                                 prior to maturity. The trust may also be
                                 subject to the costs and administrative burdens
                                 of involvement in foreclosure proceedings or
                                 related litigation.

                                 Even if a subordinate lender has agreed not to
                                 take any direct actions with respect to the
                                 related subordinate debt, including any actions
                                 relating to the bankruptcy of the borrower, and
                                 that the holder of the mortgage loan will have
                                 all rights to direct all such actions, there
                                 can be no assurance that in the event of the
                                 borrower's bankruptcy, a court will enforce
                                 such restrictions against a subordinate lender.
                                 In its decision in In re 203 North LaSalle
                                 Street Partnership, 246 B.R. 325 (Bankr. N.D.
                                 Ill. March 10, 2000), the United States
                                 Bankruptcy Court for the Northern District of
                                 Illinois refused to enforce a provision of a
                                 subordination agreement that allowed a first
                                 mortgagee to vote a second mortgagee's claim
                                 with respect to a Chapter 11 reorganization
                                 plans on the grounds prebankruptcy contracts
                                 cannot override rights

                                      S-57

                                 expressly provided by the Bankruptcy Code. This
                                 holding, which at least one court has already
                                 followed, potentially limits the ability of a
                                 senior lender to accept or reject a
                                 reorganization plan or to control the
                                 enforcement of remedies against a common
                                 borrower over a subordinated lender's
                                 objections.

BANKRUPTCY PROCEEDINGS
RELATING TO A BORROWER CAN
RESULT IN DISSOLUTION OF THE
BORROWER AND THE ACCELERATION
OF THE RELATED MORTGAGE LOAN
AND CAN OTHERWISE ADVERSELY
IMPACT REPAYMENT OF THE
RELATED MORTGAGE LOAN            Under the federal bankruptcy code, the filing
                                 of a bankruptcy petition by or against a
                                 borrower will stay the commencement or
                                 continuation of a foreclosure action. In
                                 addition, if a court determines that the value
                                 of the mortgaged property is less than the
                                 principal balance of the mortgage loan it
                                 secures, the court may reduce the amount of
                                 secured indebtedness to the then current value
                                 of the mortgaged property. Such an action would
                                 make the lender a general unsecured creditor
                                 for the difference between the then current
                                 value and the amount of its outstanding
                                 mortgage indebtedness. A bankruptcy court also
                                 may:

                                 o    grant a debtor a reasonable time to cure a
                                      payment default on a mortgage loan;

                                 o    reduce monthly payments due under a
                                      mortgage loan;

                                 o    change the rate of interest due on a
                                      mortgage loan; or

                                 o    otherwise alter the mortgage loan's
                                      repayment schedule.

                                 Additionally, the trustee of the borrower's
                                 bankruptcy or the borrower, as
                                 debtor-in-possession, has special powers to
                                 avoid, subordinate or disallow debts. In some
                                 circumstances, the claims of the mortgage
                                 lender may be subordinated to financing
                                 obtained by a debtor-in-possession subsequent
                                 to its bankruptcy.

                                 The filing of a bankruptcy petition will also
                                 stay the lender from enforcing a borrower's
                                 assignment of rents and leases. The federal
                                 bankruptcy code also may interfere with the
                                 trustee's ability to enforce any lockbox
                                 requirements. The legal proceedings necessary
                                 to resolve these issues can be time consuming
                                 and costly and may significantly delay or
                                 reduce the lender's receipt of rents. A
                                 bankruptcy court may also permit rents
                                 otherwise subject to an assignment and/or
                                 lock-box arrangement to be used by the borrower
                                 to maintain the mortgaged property or for other
                                 court authorized expenses.

                                 As a result of the foregoing, the recovery with
                                 respect to borrowers in bankruptcy proceedings
                                 may be significantly delayed, and the aggregate
                                 amount ultimately collected may be
                                 substantially less than the amount owed.

                                 A number of the borrowers under the mortgage
                                 loans are limited or general partnerships.
                                 Under some circumstances, the bankruptcy of a
                                 general partner of the partnership may result
                                 in the dissolution of that partnership. The
                                 dissolution of a borrower partnership, the
                                 winding up

                                      S-58

                                 of its affairs and the distribution of its
                                 assets could result in an early repayment of
                                 the related mortgage loan.

                                 In addition, certain of the mortgage loans may
                                 have sponsors that have previously filed
                                 bankruptcy or been a party to a foreclosure
                                 proceeding or deed in lieu of foreclosure
                                 transactions, which in some cases may have
                                 involved the same property which currently
                                 secures the mortgage loan. In the case of each
                                 previous bankruptcy filing, the related entity
                                 or person has emerged from bankruptcy. However,
                                 we cannot assure you that such sponsors will
                                 not be more likely than other sponsors to
                                 utilize their rights in bankruptcy or avail
                                 themselves or cause a borrower to avail itself
                                 of legal rights in the event of any threatened
                                 action by the mortgagee to enforce its rights
                                 under the related loan documents.

BORROWERS THAT ARE NOT SPECIAL
PURPOSE ENTITIES MAY BE MORE
LIKELY TO FILE BANKRUPTCY
PETITIONS AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                While many of the borrowers have agreed to
                                 certain special purpose covenants to limit the
                                 bankruptcy risk arising from activities
                                 unrelated to the operation of the property,
                                 some borrowers are not special purpose
                                 entities, and these borrowers and their owners
                                 generally do not have an independent director
                                 whose consent would be required to file a
                                 bankruptcy petition on behalf of such borrower.
                                 One of the purposes of an independent director
                                 is to avoid a bankruptcy petition filing that
                                 is intended solely to benefit a borrower's
                                 affiliate and is not justified by the
                                 borrower's own economic circumstances.
                                 Borrowers that are not special purpose entities
                                 may be more likely to file or be subject to
                                 voluntary or involuntary bankruptcy petitions
                                 which may adversely affect payments on your
                                 certificates.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT            The successful operation of a real estate
                                 project depends upon the property manager's
                                 performance and viability. The property manager
                                 is generally responsible for:

                                 o    responding to changes in the local market;

                                 o    planning and implementing the rental
                                      structure;

                                 o    operating the property and providing
                                      building services;

                                 o    managing operating expenses; and

                                 o    assuring that maintenance and capital
                                      improvements are carried out in a timely
                                      fashion.

                                 Properties deriving revenues primarily from
                                 short-term sources are generally more
                                 management-intensive than properties leased to
                                 creditworthy tenants under long-term leases.

                                 A property manager, by controlling costs,
                                 providing appropriate service to tenants and
                                 seeing to property maintenance and general
                                 upkeep, can improve cash flow, reduce vacancy,
                                 leasing and repair costs and preserve building
                                 value. On the other hand, management errors
                                 can, in

                                      S-59

                                 some cases, impair short-term cash flow and the
                                 long-term viability of an income producing
                                 property.

                                 We make no representation or warranty as to the
                                 skills of any present or future managers of the
                                 mortgaged properties. Additionally, we cannot
                                 assure you that the property managers will be
                                 in a financial condition to fulfill their
                                 management responsibilities throughout the
                                 terms of their respective management
                                 agreements.

PROVISIONS REQUIRING YIELD
MAINTENANCE CHARGES OR
DEFEASANCE PROVISIONS MAY NOT
BE ENFORCEABLE                   Provisions requiring yield maintenance charges
                                 or lock-out periods may not be enforceable in
                                 some states and under federal bankruptcy law.
                                 Provisions requiring yield maintenance charges
                                 also may be interpreted as constituting the
                                 collection of interest for usury purposes.
                                 Accordingly, we cannot assure you that the
                                 obligation to pay any yield maintenance charge
                                 will be enforceable. Also, we cannot assure you
                                 that foreclosure proceeds will be sufficient to
                                 pay an enforceable yield maintenance charge.

                                 Additionally, although collateral substitution
                                 provisions related to defeasance do not have
                                 the same effect on the certificateholders as
                                 prepayment, we cannot assure you that a court
                                 would not interpret those provisions as
                                 requiring a yield maintenance charge. In
                                 certain jurisdictions, collateral substitution
                                 provisions might be deemed unenforceable under
                                 applicable law or public policy, or usurious.

THE ABSENCE OF LOCKBOXES
ENTAILS RISKS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Most of the mortgage loans in the trust do not
                                 require the related borrower to cause rent and
                                 other payments to be made into a lockbox
                                 account maintained on behalf of the mortgagee.
                                 If rental payments are not required to be made
                                 directly into a lockbox account, there is a
                                 risk that the borrower will divert such funds
                                 for purposes other than the payment of the
                                 mortgage loan and maintaining the mortgaged
                                 property.

ENFORCEABILITY OF
CROSS-COLLATERALIZATION
PROVISIONS MAY BE CHALLENGED
AND THE BENEFITS OF THESE
PROVISIONS MAY OTHERWISE BE
LIMITED AND MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Fourteen (14) groups of either
                                 cross-collateralized or multi-property mortgage
                                 loans, representing 14.8% of the initial
                                 outstanding pool balance (which include
                                 thirteen (13) groups of mortage loans in loan
                                 group 1 and representing 13.3% of the initial
                                 outstanding loan group 1 balance, one (1) group
                                 of mortgage loans in loan group 2 and 26.0% of
                                 the initial outstanding loan group 2 balance),
                                 are secured by multiple real properties,
                                 through cross-collateralization with other
                                 mortgage loans or otherwise. These arrangements
                                 attempt to reduce the risk that one mortgaged
                                 real property may not generate enough net
                                 operating income to pay debt service. However,
                                 arrangements of this type involving more than
                                 one borrower (i.e., in the case of cross-

                                      S-60

                                 collateralized mortgage loans) could be
                                 challenged as a fraudulent conveyance if:

                                 o    one of the borrowers were to become a
                                      debtor in a bankruptcy case, or were to
                                      become subject to an action brought by one
                                      or more of its creditors outside a
                                      bankruptcy case;

                                 o    the related borrower did not receive fair
                                      consideration or reasonably equivalent
                                      value in exchange for allowing its
                                      mortgaged real property to be encumbered;
                                      and

                                 o    at the time the lien was granted, the
                                      borrower was (i) insolvent, (ii)
                                      inadequately capitalized or (iii) unable
                                      to pay its debts.

                                 Furthermore, when multiple real properties
                                 secure a mortgage loan or group of
                                 cross-collateralized mortgage loans, the amount
                                 of the mortgage encumbering any particular one
                                 of those properties may be less than the full
                                 amount of the related mortgage loan or group of
                                 cross-collateralized mortgage loans, generally,
                                 to minimize recording tax. This mortgage amount
                                 may equal the appraised value or allocated loan
                                 amount for the mortgaged real property and will
                                 limit the extent to which proceeds from the
                                 property will be available to offset declines
                                 in value of the other properties securing the
                                 same mortgage loan or group of
                                 cross-collateralized mortgage loans.

                                 Moreover, seven (7) groups of either
                                 cross-collateralized or multi-property mortgage
                                 loans, representing 13.2% of the initial
                                 outstanding pool balance (which include six (6)
                                 groups of mortage loans in loan group 1 and
                                 representing 11.5% of the initial outstanding
                                 loan group 1 balance and one (1) group of
                                 mortgage loans in loan group 2 and representing
                                 26.0% of the initial outstanding loan group 2
                                 balance), are secured by mortgaged properties
                                 located in various states. Foreclosure actions
                                 are brought in state court and the courts of
                                 one state cannot exercise jurisdiction over
                                 property in another state. Upon a default under
                                 any of these mortgage loans, it may not be
                                 possible to foreclose on the related mortgaged
                                 real properties simultaneously.

RESERVES TO FUND CAPITAL
EXPENDITURES MAY BE
INSUFFICIENT AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Although many of the mortgage loans require
                                 that funds be put aside for specific reserves,
                                 certain mortgage loans do not require any
                                 reserves. Furthermore, we cannot assure you
                                 that any reserve amounts will be sufficient to
                                 cover the actual costs of the items for which
                                 the reserves were established. We also cannot
                                 assure you that cash flow from the properties
                                 will be sufficient to fully fund the ongoing
                                 monthly reserve requirements or to enable the
                                 borrowers under the related mortgage loans to
                                 fully pay for such items.

INADEQUACY OF TITLE INSURERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             Title insurance for a mortgaged property
                                 generally insures a lender against risks
                                 relating to a lender not having a first lien
                                 with respect to a mortgaged property, and in
                                 some cases can insure a lender against specific
                                 other risks. The protection afforded by title
                                 insurance depends

                                      S-61

                                 on the ability of the title insurer to pay
                                 claims made upon it. We cannot assure you that:

                                 o    a title insurer will have the ability to
                                      pay title insurance claims made upon it;

                                 o    the title insurer will maintain its
                                      present financial strength; or

                                 o    a title insurer will not contest claims
                                      made upon it.

MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS THAT ARE
NOT IN COMPLIANCE WITH ZONING
AND BUILDING CODE REQUIREMENTS
AND USE RESTRICTIONS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Noncompliance with zoning and building codes
                                 may cause the borrower to experience cash flow
                                 delays and shortfalls that would reduce or
                                 delay the amount of proceeds available for
                                 distributions on your certificates. The
                                 mortgage loan sellers have taken steps to
                                 establish that the use and operation of the
                                 mortgaged properties securing the mortgage
                                 loans are in compliance in all material
                                 respects with all applicable zoning, land-use
                                 and building ordinances, rules, regulations,
                                 and orders. Evidence of this compliance may be
                                 in the form of legal opinions, confirmations
                                 from government officials, title policy
                                 endorsements and/or representations by the
                                 related borrower in the related mortgage loan
                                 documents. These steps may not have revealed
                                 all possible violations and certain mortgaged
                                 properties that were in compliance may not
                                 remain in compliance.

                                 Some violations of zoning, land use and
                                 building regulations may be known to exist at
                                 any particular mortgaged property, but the
                                 mortgage loan sellers generally do not consider
                                 those defects known to them to be material or
                                 have obtained policy endorsements and/or law
                                 and ordinance insurance to mitigate the risk of
                                 loss associated with any material violation or
                                 noncompliance. In some cases, operation and/or
                                 structure of a mortgaged property constitutes a
                                 permitted nonconforming use and/or structure as
                                 a result of changes in zoning laws after such
                                 mortgaged properties were constructed and the
                                 structure may not be rebuilt to its current
                                 state or be used for its current purpose if a
                                 material casualty event were to occur.
                                 Insurance proceeds may not be sufficient to pay
                                 the mortgage loan in full if a material
                                 casualty event were to occur, or the mortgaged
                                 property, as rebuilt for a conforming use, may
                                 not generate sufficient income to service the
                                 mortgage loan and the value of the mortgaged
                                 property or its revenue producing potential may
                                 not be the same as it was before the casualty.
                                 If a mortgaged property could not be rebuilt to
                                 its current state or its current use were no
                                 longer permitted due to building violations or
                                 changes in zoning or other regulations, then
                                 the borrower might experience cash flow delays
                                 and shortfalls or be subject to penalties that
                                 would reduce or delay the amount of proceeds
                                 available for distributions on your
                                 certificates.

                                 Certain mortgaged properties may be subject to
                                 use restrictions pursuant to reciprocal
                                 easement or operating agreements which could
                                 limit the borrower's right to operate certain
                                 types of facilities within a

                                      S-62

                                 prescribed radius. These limitations could
                                 adversely affect the ability of the borrower to
                                 lease the mortgaged property on favorable
                                 terms.

CONDEMNATIONS WITH RESPECT TO
MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                From time to time, there may be condemnations
                                 pending or threatened against one or more of
                                 the mortgaged properties. There can be no
                                 assurance that the proceeds payable in
                                 connection with a total condemnation will be
                                 sufficient to restore the related mortgaged
                                 property or to satisfy the remaining
                                 indebtedness of the related mortgage loan. The
                                 occurrence of a partial condemnation may have a
                                 material adverse effect on the continued use of
                                 the affected mortgaged property, or on an
                                 affected borrower's ability to meet its
                                 obligations under the related mortgage loan.
                                 Therefore, we cannot assure you that the
                                 occurrence of any condemnation will not have a
                                 negative impact upon the distributions on your
                                 certificates.

IMPACT OF RECENT TERRORIST
ATTACKS AND MILITARY
OPERATIONS ON THE FINANCIAL
MARKETS AND YOUR INVESTMENT      On September 11, 2001, the United States was
                                 subjected to multiple terrorist attacks,
                                 resulting in the loss of many lives and massive
                                 property damage and destruction in New York
                                 City, the Washington, D.C. area and
                                 Pennsylvania. In its aftermath, there was
                                 considerable uncertainty in the world financial
                                 markets. It is impossible to predict whether,
                                 or the extent to which, future terrorist
                                 activities may occur in the United States.
                                 According to publicly available reports, the
                                 financial markets have in the past responded to
                                 the uncertainty with regard to the scope,
                                 nature and timing of current and possible
                                 future military responses led by the United
                                 States, as well as to the disruptions in air
                                 travel, substantial losses reported by various
                                 companies including airlines, insurance
                                 providers and aircraft makers, the need for
                                 heightened security across the country and
                                 decreases in consumer confidence that can cause
                                 a general slowdown in economic growth.

                                 It is impossible to predict the duration of the
                                 current military involvement of the United
                                 States in Iraq or Afghanistan and whether the
                                 United States will be involved in any other
                                 future military actions. The continued presence
                                 of United States military personnel in Iraq and
                                 Afghanistan may prompt further terrorist
                                 attacks against the United States.

                                 It is uncertain what effects the aftermath of
                                 such military operations of the United States
                                 in Iraq, any future terrorist activities in the
                                 United States or abroad and/or any consequent
                                 actions on the part of the United States
                                 Government and others, including military
                                 action, will have on: (a) United States and
                                 world financial markets, (b) local, regional
                                 and national economies, (c) real estate markets
                                 across the United States, (d) particular
                                 business segments, including those that are
                                 important to the performance of the mortgaged
                                 properties that secure the mortgage loans
                                 and/or (e) insurance costs and the availability
                                 of insurance coverage for terrorist acts,
                                 particularly for large mortgaged properties,
                                 which could adversely affect the cash flow at
                                 such mortgaged properties. In particular, the
                                 decrease in air travel may have

                                      S-63

                                 a negative effect on certain of the mortgaged
                                 properties, including hotel mortgaged
                                 properties and those mortgaged properties in
                                 tourist areas which could reduce the ability of
                                 such mortgaged properties to generate cash
                                 flow. As a result, the ability of the mortgaged
                                 properties to generate cash flow may be
                                 adversely affected. These disruptions and
                                 uncertainties could materially and adversely
                                 affect the value of, and your ability to
                                 resell, your certificates.

THE ABSENCE OF OR INADEQUACY
OF INSURANCE COVERAGE ON THE
PROPERTY MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    The mortgaged properties may suffer casualty
                                 losses due to risks that are not covered by
                                 insurance (including acts of terrorism) or for
                                 which insurance coverage is not adequate or
                                 available at commercially reasonable rates. In
                                 addition, some of the mortgaged properties are
                                 located in California and in other coastal
                                 areas of certain states, which are areas that
                                 have historically been at greater risk of acts
                                 of nature, including earthquakes, fires,
                                 hurricanes and floods. The mortgage loans
                                 generally do not require borrowers to maintain
                                 earthquake, hurricane or flood insurance and we
                                 cannot assure you that borrowers will attempt
                                 or be able to obtain adequate insurance against
                                 such risks. If a borrower does not have
                                 insurance against such risks and a casualty
                                 occurs at a mortgaged property, the borrower
                                 may be unable to generate income from the
                                 mortgaged property in order to make payments on
                                 the related mortgage loan.

                                 Moreover, if reconstruction or major repairs
                                 are required following a casualty, changes in
                                 laws that have occurred since the time of
                                 original construction may materially impair the
                                 borrower's ability to effect such
                                 reconstruction or major repairs or may
                                 materially increase their cost.

                                 As a result of these factors, the amount
                                 available to make distributions on your
                                 certificates could be reduced.

                                 In light of the September 11, 2001 terrorist
                                 attacks in New York City, the Washington, D.C.
                                 area and Pennsylvania, the comprehensive
                                 general liability and business interruption or
                                 rent loss insurance policies required by
                                 typical mortgage loans, which are generally
                                 subject to periodic renewals during the term of
                                 the related mortgage loans, have been affected.
                                 To give time for private markets to develop a
                                 pricing mechanism and to build capacity to
                                 absorb future losses that may occur due to
                                 terrorism, on November 26, 2002 the Terrorism
                                 Risk Insurance Act of 2002 was enacted, which
                                 established the Terrorism Insurance Program.
                                 The Terrorism Insurance Program is administered
                                 by the Secretary of the Treasury and through
                                 December 31, 2005 will provide some financial
                                 assistance from the United States Government to
                                 insurers in the event of another terrorist
                                 attack that results in an insurance claim. The
                                 program applies to United States risks only and
                                 to acts that are committed by an individual or
                                 individuals acting on behalf of a foreign
                                 person or foreign interest as an effort to
                                 influence or coerce United States civilians or
                                 the United States Government.

                                 The Treasury Department will establish
                                 procedures for the program under which the
                                 federal share of compensation will be equal to
                                 90 percent of that portion of insured losses
                                 that exceeds an applicable insurer deductible
                                 required to be paid during each program year.
                                 The federal share in the aggregate in any
                                 program year may not exceed

                                      S-64

                                 $100 billion (and the insurers will not be
                                 liable for any amount that exceeds this cap).

                                 Through December 2005, insurance carriers are
                                 required under the program to provide terrorism
                                 coverage in their basic "all-risk" policies.
                                 Any commercial property and casualty terrorism
                                 insurance exclusion that was in force on
                                 November 26, 2002 is automatically voided to
                                 the extent that it excludes losses that would
                                 otherwise be insured losses. Any state approval
                                 of such types of exclusions in force on
                                 November 26, 2002 are also voided.

                                 The Terrorism Insurance Program required that
                                 each insurer for policies in place prior to
                                 November 26, 2002 provide its insureds with a
                                 statement of the proposed premiums for
                                 terrorism coverage, identifying the portion of
                                 the risk that the federal government will
                                 cover, within 90 days after November 26, 2002.
                                 Insureds then had 30 days to accept the
                                 continued coverage and pay the premium. If an
                                 insured did not pay the premium, insurance for
                                 acts of terrorism may have been excluded from
                                 the policy. All policies for insurance issued
                                 after November 26, 2002 must make similar
                                 disclosure. The Terrorism Risk Insurance Act of
                                 2002 does not require insureds to purchase the
                                 coverage and does not stipulate the pricing of
                                 the coverage.

                                 The Terrorism Risk Insurance Act of 2002
                                 expires on December 31, 2005. There can be no
                                 assurance that it will be extended or that upon
                                 its expiration the program will be renewed or
                                 that subsequent terrorism insurance legislation
                                 will be passed. In fact, the Secretary of the
                                 Treasury announced on June 30, 2005 that it is
                                 opposed to an extension of the Terrorism Risk
                                 Insurance Act of 2002 in its current form.

                                 It is likely, if the Terrorism Risk Insurance
                                 Act of 2002 is not extended or renewed, that
                                 premiums for terrorism insurance coverage will
                                 increase and may not be available at
                                 commercially reasonable rates and/or the terms
                                 of such insurance may be materially amended to
                                 enlarge stated exclusions or to otherwise
                                 effectively decrease the scope of coverage
                                 available (perhaps to the point where it is
                                 effectively not available). In addition, to the
                                 extent that any policies contain "sunset
                                 clauses" (i.e., clauses that void terrorism
                                 coverage if the federal insurance backstop
                                 program is not renewed), then such policies may
                                 cease to provide terrorism insurance upon the
                                 expiration of the Terrorism Risk Insurance Act
                                 of 2002.

                                 Furthermore, because this program has only been
                                 recently passed into law, there can be no
                                 assurance that it or state legislation will
                                 substantially lower the cost of obtaining
                                 terrorism insurance. Because it is a temporary
                                 program, there is no assurance that it will
                                 create any long-term changes in the
                                 availability and cost of such insurance.

                                 To the extent that uninsured or underinsured
                                 casualty losses occur with respect to the
                                 related mortgaged properties, losses on
                                 mortgage loans may result. In addition, the
                                 failure to maintain such insurance may
                                 constitute a default under a mortgage loan,
                                 which could result in the acceleration and
                                 foreclosure of such mortgage loan.
                                 Alternatively, the increased costs of
                                 maintaining such insurance could have an
                                 adverse effect on the financial condition of
                                 the mortgage loan borrowers.

                                      S-65

                                 Certain of the mortgage loans are secured by
                                 mortgaged properties that are not insured for
                                 acts of terrorism. If such casualty losses are
                                 not covered by standard casualty insurance
                                 policies, then in the event of a casualty from
                                 an act of terrorism, the amount available to
                                 make distributions on your certificates could
                                 be reduced.

CLAIMS UNDER BLANKET INSURANCE
POLICIES MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    Some of the mortgaged properties are covered by
                                 blanket insurance policies which also cover
                                 other properties of the related borrower or its
                                 affiliates. In the event that such policies are
                                 drawn on to cover losses on such other
                                 properties, the amount of insurance coverage
                                 available under such policies may thereby be
                                 reduced and could be insufficient to cover each
                                 mortgaged property's insurable risks.

PROPERTY INSPECTIONS AND
ENGINEERING REPORTS MAY NOT
REFLECT ALL CONDITIONS THAT
REQUIRE REPAIR ON THE PROPERTY   Licensed engineers or consultants generally
                                 inspected the mortgaged properties and prepared
                                 engineering reports in connection with the
                                 origination or securitization of the mortgage
                                 loans to assess items such as structure,
                                 exterior walls, roofing, interior construction,
                                 mechanical and electrical systems and general
                                 condition of the site, buildings and other
                                 improvements. However, we cannot assure you
                                 that all conditions requiring repair or
                                 replacement were identified. In those cases
                                 where a material and adverse condition was
                                 disclosed, such condition has been or is
                                 required to be remedied to the related seller's
                                 satisfaction, or funds as deemed necessary by
                                 such seller, or the related engineer or
                                 consultant have been reserved to remedy the
                                 material and adverse condition or other
                                 resources for such repairs were available at
                                 origination. No additional property inspections
                                 were conducted by us in connection with the
                                 issuance of the certificates.

APPRAISALS MAY INACCURATELY
REFLECT THE VALUE OF THE
MORTGAGED PROPERTIES             An appraisal certified by the applicable
                                 appraiser to be in compliance with FIRREA was
                                 conducted in respect of each mortgaged property
                                 in connection with the origination or
                                 securitization of the related mortgage loan.
                                 The resulting estimates of value are the basis
                                 of the cut-off date loan-to-value ratios
                                 referred to in this prospectus supplement.
                                 Those estimates represent the analysis and
                                 opinion of the person performing the appraisal
                                 or market analysis and are not guarantees of
                                 present or future values. The appraiser may
                                 have reached a different conclusion of value
                                 than the conclusion that would be reached by a
                                 different appraiser appraising the same
                                 property. Moreover, the values of the mortgaged
                                 properties may have changed significantly since
                                 the appraisal or market study was performed. In
                                 addition, appraisals seek to establish the
                                 amount a typically motivated buyer would pay a
                                 typically motivated seller. Such amount could
                                 be significantly higher than the amount
                                 obtained from the sale of a mortgaged property
                                 under a distress or liquidation sale. The
                                 estimates of value reflected in the appraisals
                                 and the related loan-to-value ratios are
                                 presented for illustrative purposes only in
                                 Appendix I and Appendix II to this prospectus
                                 supplement. In each case the estimate

                                      S-66

                                 presented is the one set forth in the most
                                 recent appraisal available to us as of the
                                 cut-off date, although we generally have not
                                 obtained updates to the appraisals. There is no
                                 assurance that the appraised values indicated
                                 accurately reflect past, present or future
                                 market values of the mortgaged properties.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY CAUSE
INCREASED POOL CONCENTRATION,
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    As principal payments or prepayments are made
                                 on mortgage loans, the remaining mortgage pool
                                 may be subject to increased concentrations of
                                 property types, geographic locations and other
                                 pool characteristics of the mortgage loans and
                                 the mortgaged properties, some of which may be
                                 unfavorable. Classes of certificates that have
                                 a lower payment priority are more likely to be
                                 exposed to this concentration risk than are
                                 certificate classes with a higher payment
                                 priority. This occurs because realized losses
                                 are allocated to the class outstanding at any
                                 time with the lowest payment priority and
                                 principal on the certificates entitled to
                                 principal is generally payable in sequential
                                 order or alphabetical order, with such classes
                                 generally not being entitled to receive
                                 principal until the preceding class or classes
                                 entitled to receive principal have been
                                 retired.

SUBORDINATION OF SOME
CERTIFICATES MAY AFFECT THE
TIMING OF PAYMENTS AND THE
APPLICATION OF LOSSES ON YOUR
CERTIFICATES                     As described in this prospectus supplement, the
                                 rights of the holders of each class of
                                 subordinate certificates to receive payments of
                                 principal and interest otherwise payable on
                                 their certificates will be subordinated to such
                                 rights of the holders of the more senior
                                 certificates having an earlier alphabetical
                                 class designation. Losses on the mortgage loans
                                 will be allocated to the Class S, Class Q,
                                 Class P, Class O, Class N, Class M, Class L,
                                 Class K, Class J, Class H, Class G, Class F,
                                 Class E, Class D, Class C, Class B and Class
                                 A-J Certificates, in that order, reducing
                                 amounts otherwise payable to each class. Any
                                 remaining losses would then be allocated or
                                 cause shortfalls to Class A-1, Class A-1A,
                                 Class A-2, Class A-AB, Class A-3 and Class A-4
                                 Certificates, pro rata, and, solely with
                                 respect to losses of interest, to the Class X
                                 Certificates, in proportion to the amounts of
                                 interest or principal payable thereon, provided
                                 that losses allocated to the Class A-2
                                 Certificates will be applied first to the Class
                                 A-2B Certificates until reduced to zero and
                                 then to Class A-2A Certificates until reduced
                                 to zero, provided further that losses allocated
                                 to the Class A-4 Certificates will be applied
                                 first to the Class A-4B Certificates until
                                 reduced to zero and then to Class A-4A
                                 Certificates until reduced to zero.

                                      S-67

THE OPERATION OF THE MORTGAGED
PROPERTY FOLLOWING FORECLOSURE
OF THE MORTGAGE LOAN MAY
AFFECT THE TAX STATUS OF THE
TRUST AND MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    If the trust acquires a mortgaged property as a
                                 result of a foreclosure or deed in lieu of
                                 foreclosure, the special servicer will
                                 generally retain an independent contractor to
                                 operate the property. Any net income from
                                 operations other than qualifying "rents from
                                 real property", or any rental income based on
                                 the net profits derived by any person from such
                                 property or allocable to a non-customary
                                 service, will subject the trust to a federal
                                 tax on such income at the highest marginal
                                 corporate tax rate, which is currently 35%,
                                 and, in addition, possible state or local tax.
                                 In this event, the net proceeds available for
                                 distribution on your certificates will be
                                 reduced. The special servicer may permit the
                                 trust to earn such above described "net income
                                 from foreclosure property" but only if it
                                 determines that the net after-tax benefit to
                                 certificateholders is greater than under
                                 another method of operating or leasing the
                                 mortgaged property. In addition, if the trust
                                 were to acquire one or more mortgaged
                                 properties pursuant to a foreclosure or deed in
                                 lieu of foreclosure, upon acquisition of those
                                 mortgaged properties, the trust may in certain
                                 jurisdictions, particularly in New York, be
                                 required to pay state or local transfer or
                                 excise taxes upon liquidation of such mortgaged
                                 properties. Such state or local taxes may
                                 reduce net proceeds available for distribution
                                 to the certificateholders.

STATE LAWS APPLICABLE TO
FORECLOSURE ACTIONS MAY AFFECT
THE TIMING OF PAYMENTS ON YOUR
CERTIFICATES                     Some states, including California, have laws
                                 prohibiting more than one "judicial action" to
                                 enforce a mortgage obligation. Some courts have
                                 construed the term "judicial action" broadly.
                                 In the case of any mortgage loan secured by
                                 mortgaged properties located in multiple
                                 states, the applicable master servicer or
                                 special servicer may be required to foreclose
                                 first on mortgaged properties located in states
                                 where these "one action" rules apply (and where
                                 non-judicial foreclosure is permitted) before
                                 foreclosing on properties located in states
                                 where judicial foreclosure is the only
                                 permitted method of foreclosure. As a result,
                                 the ability to realize upon the mortgage loans
                                 may be limited by the application of state
                                 laws.

THE BANKRUPTCY OR INSOLVENCY
OF ANY AFFILIATED BORROWERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             Of the seventeen (17) groups of mortgage loans
                                 (which include thirteen (13) groups of mortgage
                                 loans in loan group 1, two (2) groups of
                                 mortgage loans in group 2 and two (2) groups of
                                 mortgage loans in loan group 1 and loan group
                                 2), the 3 largest representing 6.2%, 2.4% and
                                 1.7%, respectively, of the initial outstanding
                                 pool balance were made to borrowers that are
                                 affiliated through common ownership of
                                 partnership or other equity interests and
                                 where, in general, the related mortgaged
                                 properties are commonly managed. The related
                                 borrower concentrations of the 3 largest groups
                                 in loan group 1 represent 7.0%, 2.7% and 1.9%,
                                 respectively, of the initial outstanding loan
                                 group 1 balance, and the 2 groups in loan group
                                 2 represent 9.2% and 8.8% of

                                      S-68

                                 the initial outstanding loan group 2 balance or
                                 0.9% and 0.2% of the initial outstanding loan
                                 group 1 and loan group 2 balance, as the case
                                 may be.

                                 The bankruptcy or insolvency of any such
                                 borrower or respective affiliate could have an
                                 adverse effect on the operation of all of the
                                 related mortgaged properties and on the ability
                                 of such related mortgaged properties to produce
                                 sufficient cash flow to make required payments
                                 on the related mortgage loans. For example, if
                                 a person that owns or controls several
                                 mortgaged properties experiences financial
                                 difficulty at one such property, it could defer
                                 maintenance at one or more other mortgaged
                                 properties in order to satisfy current expenses
                                 with respect to the mortgaged property
                                 experiencing financial difficulty, or it could
                                 attempt to avert foreclosure by filing a
                                 bankruptcy petition that might have the effect
                                 of interrupting monthly payments for an
                                 indefinite period on all the related mortgage
                                 loans.

TENANT LEASES MAY HAVE
PROVISIONS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                In certain jurisdictions, if tenant leases are
                                 subordinate to the liens created by the
                                 mortgage and do not contain attornment
                                 provisions which require the tenant to
                                 recognize a successor owner, following
                                 foreclosure, as landlord under the lease, the
                                 leases may terminate upon the transfer of the
                                 property to a foreclosing lender or purchaser
                                 at foreclosure. Not all leases were reviewed to
                                 ascertain the existence of these provisions.
                                 Accordingly, if a mortgaged property is located
                                 in such a jurisdiction and is leased to one or
                                 more desirable tenants under leases that are
                                 subordinate to the mortgage and do not contain
                                 attornment provisions, such mortgaged property
                                 could experience a further decline in value if
                                 such tenants' leases were terminated. This is
                                 particularly likely if such tenants were paying
                                 above-market rents or could not be replaced.

                                 Some of the leases at the mortgaged properties
                                 securing the mortgage loans included in the
                                 trust may not be subordinate to the related
                                 mortgage. If a lease is not subordinate to a
                                 mortgage, the trust will not possess the right
                                 to dispossess the tenant upon foreclosure of
                                 the mortgaged property unless it has otherwise
                                 agreed with the tenant. If the lease contains
                                 provisions inconsistent with the mortgage, for
                                 example, provisions relating to application of
                                 insurance proceeds or condemnation awards, or
                                 which could affect the enforcement of the
                                 lender's rights, for example, a right of first
                                 refusal to purchase the property, the
                                 provisions of the lease will take precedence
                                 over the provisions of the mortgage.

                                 Additionally, with respect to certain of the
                                 mortgage loans, the related borrower may have
                                 granted certain tenants a right of first
                                 refusal in the event a sale is contemplated or
                                 a purchase option to purchase all or a portion
                                 of the mortgaged property. Such provisions, if
                                 not waived or subordinated, may impede the
                                 lender's ability to sell the related mortgaged
                                 property at foreclosure or adversely affect the
                                 foreclosure bid price.

                                      S-69

TENANCIES IN COMMON MAY HINDER
RECOVERY                         Certain of the mortgage loans have borrowers
                                 that own, or in the future may own, the related
                                 mortgaged real properties as tenants-in-common.
                                 The bankruptcy, dissolution or action for
                                 partition by one or more of the
                                 tenants-in-common could result in an early
                                 repayment of the related mortgage loan, a
                                 significant delay in recovery against the
                                 tenant-in-common mortgagors, a material
                                 impairment in property management and a
                                 substantial decrease in the amount recoverable
                                 upon the related mortgage loan.

                                 Not all tenants-in-common for these types of
                                 mortgage loans will be special purpose
                                 entities. In general, with respect to a
                                 tenant-in-common ownership structure, each
                                 tenant-in-common owns an undivided share in the
                                 property and if such tenant-in-common desires
                                 to sell his interest in the property (and is
                                 unable to find a buyer or otherwise needs to
                                 force a partition), such tenant-in-common has
                                 the ability to request that a court order a
                                 sale of the property and distribute the
                                 proceeds to each tenant-in-common borrower
                                 proportionally. In some cases, the related
                                 tenant-in-common waived its right to partition,
                                 reducing the risk of partition. However, there
                                 can be no assurance that, if challenged, this
                                 waiver would be enforceable.

LEGAL ACTION ARISING OUT OF
ORDINARY BUSINESS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                There may be pending or threatened legal
                                 actions, suits or proceedings against the
                                 borrowers and managers of the mortgaged
                                 properties and their respective affiliates
                                 arising out of their ordinary business. We
                                 cannot assure you that any such actions, suits
                                 or proceedings would not have a material
                                 adverse effect on your certificates.

RISKS RELATING TO COMPLIANCE
WITH THE AMERICANS WITH
DISABILITIES ACT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Under the Americans with Disabilities Act of
                                 1990, public accommodations are required to
                                 meet certain federal requirements related to
                                 access and use by disabled persons. Borrowers
                                 may incur costs complying with the Americans
                                 with Disabilities Act. In addition,
                                 noncompliance could result in the imposition of
                                 fines by the federal government or an award of
                                 damages to private litigants. If a borrower
                                 incurs such costs or fines, the amount
                                 available to pay debt service would be reduced.

CONFLICTS OF INTEREST MAY HAVE
AN ADVERSE EFFECT ON YOUR
CERTIFICATES                     Conflicts between various certificateholders.
                                 The special servicer is given considerable
                                 latitude in determining whether and in what
                                 manner to liquidate or modify defaulted
                                 mortgage loans. The operating adviser will have
                                 the right to replace the special servicer upon
                                 satisfaction of certain conditions set forth in
                                 the Pooling and Servicing Agreement. At any
                                 given time, the operating adviser will be
                                 controlled generally by the holders of the most
                                 subordinate, or, if its certificate principal
                                 balance is less than 25% of its original
                                 certificate balance, the next most subordinate
                                 class of certificates, that is, the controlling
                                 class outstanding from time to time (or, in
                                 certain cases, the holder of a B

                                      S-70

                                 Note), and such holders may have interests in
                                 conflict with those of the holders of the other
                                 certificates. For instance, the holders of
                                 certificates of the controlling class (or the
                                 holder of a B Note, if applicable), might
                                 desire to mitigate the potential for loss to
                                 that class from a troubled mortgage loan by
                                 deferring enforcement in the hope of maximizing
                                 future proceeds. However, the interests of the
                                 trust may be better served by prompt action,
                                 since delay followed by a market downturn could
                                 result in less proceeds to the trust than would
                                 have been realized if earlier action had been
                                 taken. In general, no servicer is required to
                                 act in a manner more favorable to the offered
                                 certificates than to the non-offered
                                 certificates. The initial operating adviser
                                 under the Pooling and Servicing Agreement will
                                 be CWCapital Investments LLC or an affiliate.

                                 The master servicers, the special servicer or
                                 an affiliate of any of them may acquire certain
                                 of the most subordinated certificates,
                                 including those of the initial controlling
                                 class. Under such circumstances, the applicable
                                 master servicer and the special servicer may
                                 have interests that conflict with the interests
                                 of the other holders of the certificates.
                                 However, the Pooling and Servicing Agreement
                                 provides that the mortgage loans are to be
                                 serviced in accordance with the servicing
                                 standard and without regard to ownership of any
                                 certificates by a master servicer or the
                                 special servicer, as applicable.

                                 In addition, a B Note, any mezzanine loans
                                 and/or any future mezzanine loans related to
                                 certain of the mortgage loans may be held by
                                 the respective sellers of such mortgage loan or
                                 affiliates thereof. The holders of such B Notes
                                 or mezzanine loans may have interests that
                                 conflict with the interests of the holders of
                                 the certificates.

                                 Conflicts between certificateholders and the
                                 Non-Serviced Mortgage Loan Master Servicer
                                 and/or the Non-Serviced Mortgage Loan Special
                                 Servicer. Any Non-Serviced Mortgage Loan will
                                 be serviced and administered pursuant to the
                                 related Non-Serviced Mortgage Loan Pooling and
                                 Servicing Agreement, which provides for
                                 servicing arrangements that are similar but not
                                 identical to those under the Pooling and
                                 Servicing Agreement. Consequently, Non-Serviced
                                 Mortgage Loans will not be serviced and
                                 administered pursuant to the terms of the
                                 Pooling and Servicing Agreement. In addition,
                                 the legal and/or beneficial owners of the other
                                 mortgage loans secured by the mortgaged
                                 property securing Non-Serviced Mortgage Loans,
                                 directly or through representatives, have
                                 certain rights under the related Non-Serviced
                                 Mortgage Loan Pooling and Servicing Agreement
                                 and the related intercreditor agreement that
                                 affect such mortgage loans, including with
                                 respect to the servicing of such mortgage loans
                                 and the appointment of a special servicer with
                                 respect to such mortgage loans. In addition,
                                 the holders of any related B Notes may have
                                 certain rights under the related intercreditor
                                 agreements, including, in certain cases, with
                                 respect to the servicing thereof and/or
                                 appointment of a special servicer with respect
                                 thereto. Those legal and/or beneficial owners
                                 may have interests that conflict with your
                                 interests.

                                 Conflicts between borrowers and property
                                 managers. It is likely that many of the
                                 property managers of the mortgaged properties,
                                 or their affiliates, manage additional
                                 properties, including properties that may
                                 compete with the mortgaged properties.
                                 Affiliates of the managers, and managers
                                 themselves, also may own other properties,
                                 including

                                      S-71

                                 competing properties. The managers of the
                                 mortgaged properties may accordingly experience
                                 conflicts of interest in the management of such
                                 mortgaged properties.

                                 Conflicts between the trust and the mortgage
                                 loan sellers. The activities of the mortgage
                                 loan sellers and their affiliates may involve
                                 properties which are in the same markets as the
                                 mortgaged properties underlying the
                                 certificates. In such case, the interests of
                                 each of the mortgage loan sellers or such
                                 affiliates may differ from, and compete with,
                                 the interests of the trust, and decisions made
                                 with respect to those assets may adversely
                                 affect the amount and timing of distributions
                                 with respect to the certificates. Conflicts of
                                 interest may arise between the trust and each
                                 of the mortgage loan sellers or their
                                 affiliates that engage in the acquisition,
                                 development, operation, financing and
                                 disposition of real estate if such mortgage
                                 loan sellers acquire any certificates. In
                                 particular, if certificates held by a seller
                                 are part of a class that is or becomes the
                                 controlling class, the seller, as part of the
                                 holders of the controlling class, would have
                                 the ability to influence certain actions of the
                                 special servicer under circumstances where the
                                 interests of the trust conflict with the
                                 interests of the seller or its affiliates as
                                 acquirors, developers, operators, financers or
                                 sellers of real estate related assets.

                                 The mortgage loan sellers or their affiliates
                                 may acquire a portion of the certificates.
                                 Under such circumstances, they may become the
                                 controlling class, and as such have interests
                                 that may conflict with their interests as a
                                 seller of the mortgage loans.

PREPAYMENTS MAY REDUCE THE
YIELD ON YOUR CERTIFICATES       The yield to maturity on your certificates will
                                 depend, in significant part, upon the rate and
                                 timing of principal payments on the mortgage
                                 loans. For this purpose, principal payments
                                 include both voluntary prepayments, if
                                 permitted, and involuntary prepayments, such as
                                 prepayments resulting from casualty or
                                 condemnation of mortgaged properties, defaults
                                 and liquidations by borrowers, or repurchases
                                 as a result of a seller's breach of
                                 representations and warranties or material
                                 defects in a mortgage loan's documentation.

                                 The investment performance of your certificates
                                 may vary materially and adversely from your
                                 expectations if the actual rate of prepayment
                                 is higher or lower than you anticipate.

                                 Voluntary prepayments under some of the
                                 mortgage loans require payment of a prepayment
                                 premium or a yield maintenance charge unless
                                 the prepayment occurs within generally one (1)
                                 to twenty-five (25) payments prior to and
                                 including the anticipated repayment date or the
                                 stated maturity date, as the case may be.
                                 Nevertheless, we cannot assure you that the
                                 related borrowers will refrain from prepaying
                                 their mortgage loans due to the existence of a
                                 prepayment premium or a yield maintenance
                                 charge or that the amount of such premium or
                                 charge will be sufficient to compensate you for
                                 shortfalls in payments on your certificates on
                                 account of such prepayments. We also cannot
                                 assure you that involuntary prepayments will
                                 not occur. The rate at which voluntary
                                 prepayments occur on the mortgage loans will be
                                 affected by a variety of factors, including:

                                 o    the terms of the mortgage loans;

                                      S-72

                                 o    the length of any prepayment lock-out
                                      period;

                                 o    the level of prevailing interest rates;

                                 o    the availability of mortgage credit;

                                 o    the applicable yield maintenance charges
                                      or prepayment premiums and the ability of
                                      the applicable master servicer or special
                                      servicer to enforce the related
                                      provisions;

                                 o    the failure to meet requirements for
                                      release of escrows/reserves that result in
                                      a prepayment;

                                 o    the occurrence of casualties or natural
                                      disasters; and

                                 o    economic, demographic, tax or legal
                                      factors.

                                 Generally, no yield maintenance charge or
                                 prepayment premium will be required for
                                 prepayments in connection with a casualty or
                                 condemnation unless an event of default has
                                 occurred. In addition, if a seller repurchases
                                 any mortgage loan from the trust due to the
                                 material breach of a representation or warranty
                                 or a material document defect or such mortgage
                                 loan is otherwise purchased from the trust
                                 (including certain purchases by the holder of a
                                 B Note or mezzanine loan), the repurchase price
                                 paid will be passed through to the holders of
                                 the certificates with the same effect as if the
                                 mortgage loan had been prepaid in part or in
                                 full, except that no yield maintenance charge
                                 or prepayment premium will be payable. Such a
                                 repurchase or purchase may, therefore,
                                 adversely affect the yield to maturity on your
                                 certificates.

                                 Although all of the mortgage loans have
                                 prepayment protection in the form of lock-out
                                 periods, defeasance provisions, yield
                                 maintenance provisions and/or prepayment
                                 premium provisions, there can be no assurance
                                 that borrowers will refrain from prepaying
                                 mortgage loans due to the existence of a yield
                                 maintenance charge or prepayment premium or
                                 that involuntary prepayments or repurchases
                                 will not occur.

                                 Also, the description in the mortgage notes of
                                 the method of calculation of prepayment
                                 premiums and yield maintenance charges is
                                 complex and subject to legal interpretation and
                                 it is possible that another person would
                                 interpret the methodology differently from the
                                 way we did in estimating an assumed yield to
                                 maturity on your certificates as described in
                                 this prospectus supplement. See Appendix II
                                 attached to this prospectus supplement for a
                                 description of the various prepayment
                                 provisions.

THE YIELD ON YOUR CERTIFICATE
WILL BE AFFECTED BY THE PRICE
AT WHICH THE CERTIFICATE WAS
PURCHASED AND THE RATE, TIMING
AND AMOUNT OF DISTRIBUTIONS ON
YOUR CERTIFICATE                 The yield on any certificate will depend on (1)
                                 the price at which such certificate is
                                 purchased by you and (2) the rate, timing and
                                 amount of distributions on your certificate.
                                 The rate, timing and amount of distributions on
                                 any certificate will, in turn, depend on, among
                                 other things:

                                 o    the interest rate for such certificate;

                                      S-73

                                 o    the rate and timing of principal payments
                                      (including principal prepayments) and
                                      other principal collections (including
                                      loan purchases in connection with breaches
                                      of representations and warranties) on or
                                      in respect of the mortgage loans and the
                                      extent to which such amounts are to be
                                      applied or otherwise result in a reduction
                                      of the certificate balance of such
                                      certificate;

                                 o    the rate, timing and severity of losses on
                                      or in respect of the mortgage loans or
                                      unanticipated expenses of the trust;

                                 o    the rate and timing of any reimbursement
                                      of the master servicers, the special
                                      servicer, the trustee or the fiscal agent,
                                      as applicable, out of the Certificate
                                      Account of nonrecoverable advances or
                                      advances remaining unreimbursed on a
                                      modified mortgage loan on the date of such
                                      modification;

                                 o    the timing and severity of any interest
                                      shortfalls resulting from prepayments to
                                      the extent not offset by a reduction in
                                      master servicer compensation as described
                                      in this prospectus supplement;

                                 o    the timing and severity of any reductions
                                      in the appraised value of any mortgaged
                                      property in a manner that has an effect on
                                      the amount of advancing required on the
                                      related mortgage loan; and

                                 o    the method of calculation of prepayment
                                      premiums and yield maintenance charges and
                                      the extent to which prepayment premiums
                                      and yield maintenance charges are
                                      collected and, in turn, distributed on
                                      such certificate.

                                 In addition, any change in the weighted average
                                 life of a certificate may adversely affect
                                 yield. Prepayments resulting in a shortening of
                                 weighted average lives of certificates may be
                                 made at a time of lower interest rates when you
                                 may be unable to reinvest the resulting payment
                                 of principal at a rate comparable to the
                                 effective yield anticipated when making the
                                 initial investment in certificates. Delays and
                                 extensions resulting in a lengthening of the
                                 weighted average lives of the certificates may
                                 occur at a time of higher interest rates when
                                 you may have been able to reinvest principal
                                 payments that would otherwise have been
                                 received by you at higher rates.

YOU BEAR THE RISK OF BORROWER
DEFAULTS                         The rate and timing of delinquencies or
                                 defaults on the mortgage loans could affect the
                                 following aspects of the offered certificates:

                                 o    the aggregate amount of distributions on
                                      them;

                                 o    their yields to maturity;

                                 o    their rates of principal payments; and

                                 o    their weighted average lives.

                                 The rights of holders of each class of
                                 subordinate certificates to receive payments of
                                 principal and interest otherwise payable on
                                 their certificates will be subordinated to such
                                 rights of the holders of the more senior
                                 certificates having an earlier alphabetical
                                 class designation. Losses on the mortgage loans
                                 will be allocated to the Class S, Class Q,
                                 Class P, Class O, Class N, Class M, Class L,
                                 Class K, Class J, Class H, Class G, Class F,
                                 Class E, Class D, Class C, Class B and Class
                                 A-J Certificates, in that order, reducing
                                 amounts otherwise payable to each

                                      S-74

                                 class. Any remaining losses would then be
                                 allocated to Class A-1, Class A-1A, Class A-2,
                                 Class A-AB, Class A-3 and Class A-4
                                 Certificates, pro rata and, with respect to
                                 losses of interest only, the Class X
                                 Certificates based on their respective
                                 entitlements, provided that losses allocated to
                                 the Class A-2 Certificates will be applied
                                 first to the Class A-2B Certificates until
                                 reduced to zero and then to the Class A-2A
                                 Certificates until reduced to zero, provided
                                 further that losses allocated to the Class A-4
                                 Certificates will be applied first to the Class
                                 A-4B Certificates until reduced to zero and
                                 then to the Class A-4A Certificates until
                                 reduced to zero.

                                 If losses on the mortgage loans exceed the
                                 aggregate certificate balance of the classes of
                                 certificates subordinated to a particular
                                 class, that particular class will suffer a loss
                                 equal to the full amount of that excess up to
                                 the outstanding certificate balance of such
                                 class.

                                 If you calculate your anticipated yield based
                                 on assumed rates of default and losses that are
                                 lower than the default rate and losses actually
                                 experienced and such losses are allocable to
                                 your certificates, your actual yield to
                                 maturity will be lower than the assumed yield.
                                 Under extreme scenarios, such yield could be
                                 negative. In general, the earlier a loss is
                                 borne by your certificates, the greater the
                                 effect on your yield to maturity.

                                 Additionally, delinquencies and defaults on the
                                 mortgage loans may significantly delay the
                                 receipt of distributions by you on your
                                 certificates, unless advances are made to cover
                                 delinquent payments or the subordination of
                                 another class of certificates fully offsets the
                                 effects of any such delinquency or default.

                                 Also, if the related borrower does not repay a
                                 mortgage loan with a hyperamortization feature
                                 by its anticipated repayment date, the effect
                                 will be to increase the weighted average life
                                 of your certificates and may reduce your yield
                                 to maturity.

                                 Furthermore, if P&I Advances and/or Servicing
                                 Advances are made with respect to a mortgage
                                 loan after default and the mortgage loan is
                                 thereafter worked out under terms that do not
                                 provide for the repayment of those advances in
                                 full at the time of the workout, then any
                                 reimbursements of those advances prior to the
                                 actual collection of the amount for which the
                                 advance was made may also result in reductions
                                 in distributions of principal to the holders of
                                 the offered certificates for the current month.

COMPENSATION TO THE MASTER
SERVICERS, THE SPECIAL
SERVICER, THE TRUSTEE AND THE
FISCAL AGENT MAY ADVERSELY
AFFECT THE PAYMENTS ON YOUR
CERTIFICATES                     To the extent described in this prospectus
                                 supplement, the master servicers, the special
                                 servicer, the trustee or the fiscal agent (and
                                 the related master servicer, the special
                                 servicer, the trustee or the fiscal agent in
                                 respect of any Non-Serviced Mortgage Loans)
                                 will be entitled to receive interest at the
                                 "Prime Rate" on unreimbursed advances they have
                                 made with respect to defaulted monthly payments
                                 or that are made with respect to the
                                 preservation and protection of the related
                                 mortgaged property. This interest will
                                 generally accrue from the date on which the

                                      S-75

                                 related advance is made or the related expense
                                 is incurred to the date of reimbursement. This
                                 interest may be offset in part by default
                                 interest and late payment charges paid by the
                                 borrower or by certain other amounts. In
                                 addition, under certain circumstances,
                                 including delinquencies in the payment of
                                 principal and interest, a mortgage loan will be
                                 serviced by a special servicer, and the special
                                 servicer is entitled to compensation for
                                 special servicing activities. The right to
                                 receive interest on advances and special
                                 servicing compensation is senior to the rights
                                 of certificateholders to receive distributions.
                                 The payment of interest on advances and the
                                 payment of compensation to the special servicer
                                 may result in shortfalls in amounts otherwise
                                 distributable on certificates.

LEASEHOLD INTERESTS ENTAIL
CERTAIN RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Five (5) mortgaged properties, securing
                                 mortgage loans representing 11.9% of the
                                 initial outstanding pool balance (and
                                 representing 13.5% of the initial outstanding
                                 loan group 1 balance), are subject to a first
                                 mortgage lien on a fee interest in a portion of
                                 the property and a leasehold interest in the
                                 remaining portion of the property.

                                 Three (3) mortgaged properties, securing
                                 mortgage loans representing 0.9% of the initial
                                 outstanding pool balance (and representing 1.0%
                                 of the initial outstanding loan group 1
                                 balance), are subject to a first mortgage lien
                                 on a leasehold interest in such mortgaged
                                 property.

                                 Leasehold mortgage loans are subject to certain
                                 risks not associated with mortgage loans
                                 secured by a lien on the fee estate of the
                                 borrower. The most significant of these risks
                                 is that if the borrower's leasehold were to be
                                 terminated upon a lease default, the lender
                                 (such as the trust) would lose its security.
                                 Generally, each related ground lease requires
                                 the lessor to give the lender notice of the
                                 borrower's defaults under the ground lease and
                                 an opportunity to cure them, permits the
                                 leasehold interest to be assigned to the lender
                                 or the purchaser at a foreclosure sale, in some
                                 cases only upon the consent of the lessor, and
                                 contains certain other protective provisions
                                 typically included in a "mortgageable" ground
                                 lease.

                                 Upon the bankruptcy of a lessor or a lessee
                                 under a ground lease, the debtor entity has the
                                 right to assume or reject the lease. If a
                                 debtor lessor rejects the lease, the lessee has
                                 the right to remain in possession of its leased
                                 premises for the rent otherwise payable under
                                 the lease for the term of the lease (including
                                 renewals). If a debtor lessee/borrower rejects
                                 any or all of the lease, the leasehold lender
                                 could succeed to the lessee/borrower's position
                                 under the lease only if the lessor specifically
                                 grants the lender such right. If both the
                                 lessor and the lessee/borrowers are involved in
                                 bankruptcy proceedings, the trustee may be
                                 unable to enforce the bankrupt
                                 lessee/borrower's right to refuse to treat a
                                 ground lease rejected by a bankrupt lessor as
                                 terminated. In such circumstances, a lease
                                 could be terminated notwithstanding lender
                                 protection provisions contained therein or in
                                 the mortgage.

                                 Most of the ground leases securing the
                                 mortgaged properties provide that the ground
                                 rent increases during the term of the lease.
                                 These

                                      S-76

                                 increases may adversely affect the cash
                                 flow and net income of the borrower from the
                                 mortgaged property.

THE SELLERS OF THE MORTGAGE
LOANS ARE SUBJECT TO
BANKRUPTCY OR INSOLVENCY LAWS
THAT MAY AFFECT THE TRUST'S
OWNERSHIP OF THE MORTGAGE
LOANS                            In the event of the insolvency of any seller,
                                 it is possible the trust's right to payment
                                 from or ownership of the mortgage loans could
                                 be challenged, and if such challenge were
                                 successful, delays or reductions in payments on
                                 your certificates could occur.

                                 Based upon opinions of counsel that the
                                 conveyance of the mortgage loans would
                                 generally be respected in the event of
                                 insolvency of the mortgage loan sellers, which
                                 opinions are subject to various assumptions and
                                 qualifications, the depositor believes that
                                 such a challenge will be unsuccessful, but
                                 there can be no assurance that a bankruptcy
                                 trustee, if applicable, or other interested
                                 party will not attempt to assert such a
                                 position. Even if actions seeking such results
                                 were not successful, it is possible that
                                 payments on the certificates would be delayed
                                 while a court resolves the claim.

LIMITED LIQUIDITY AND MARKET
VALUE MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    Your certificates will not be listed on any
                                 securities exchange or traded on any automated
                                 quotation systems of any registered securities
                                 association, and there is currently no
                                 secondary market for the certificates. While
                                 the Underwriters currently intend to make a
                                 secondary market in the certificates, none of
                                 them is obligated to do so. Accordingly, you
                                 may not have an active or liquid secondary
                                 market for your certificates, which could
                                 result in a substantial decrease in the market
                                 value of your certificates. The market value of
                                 your certificates also may be affected by many
                                 other factors, including then-prevailing
                                 interest rates. Furthermore, you should be
                                 aware that the market for securities of the
                                 same type as the certificates has in the past
                                 been volatile and offered very limited
                                 liquidity.

WEIGHTED AVERAGE COUPON RATE
ENTAIL RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                The interest rates on one or more classes of
                                 certificates may be based on a weighted average
                                 of the mortgage loan interest rates net of the
                                 administrative cost rate, which is calculated
                                 based upon the respective principal balances of
                                 the mortgage loans. Alternatively, the interest
                                 rate on one or more classes of the certificates
                                 may be capped at such weighted average rate.
                                 This weighted average rate is further described
                                 in this prospectus supplement under the
                                 definition of "Weighted Average Net Mortgage
                                 Rate." Any class of certificates that is either
                                 fully or partially based upon the weighted
                                 average net mortgage rate may be adversely
                                 affected by disproportionate principal
                                 payments, prepayments, defaults and other
                                 unscheduled payments on the mortgage loans.
                                 Because some mortgage loans will amortize their
                                 principal more quickly than others, the rate
                                 may fluctuate over the life of those classes of
                                 your certificates.

                                      S-77

                                 In general, mortgage loans with relatively high
                                 mortgage interest rates are more likely to
                                 prepay than mortgage loans with relatively low
                                 mortgage interest rates. For instance, varying
                                 rates of unscheduled principal payments on
                                 mortgage loans which have interest rates above
                                 the weighted average net mortgage rate may have
                                 the effect of reducing the interest rate of
                                 your certificates.

          This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above in this "Risk Factors"
section and elsewhere in this prospectus supplement.

                                      S-78

                     DESCRIPTION OF THE OFFERED CERTIFICATES

          Capitalized terms are defined in the "Glossary of Terms" attached to this prospectus supplement.

GENERAL

          The Series 2005-HQ6 Commercial Mortgage Pass-Through Certificates will be issued on or about August 11, 2005 pursuant to a Pooling and Servicing
Agreement to be dated as of the Cut-off Date, between the Depositor, the master servicers, the special servicer, the trustee, the paying agent and the fiscal agent.

          The certificates will represent in the aggregate the entire beneficial ownership interest in a trust consisting primarily of:

          o    the mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date, exclusive of principal prepayments received prior to the Cut-off Date and scheduled payments of principal and interest due on or before the
               Cut-off Date;

          o    any mortgaged property acquired on behalf of the
               Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise;

          o    a security interest in any United States government obligations pledged in respect of the defeasance of a mortgage loan; and

          o    certain rights of the Depositor under, or assigned to the
               Depositor pursuant to, each of the Mortgage Loan Purchase
               Agreements relating to, among other things, mortgage loan
               document delivery requirements and the representations and warranties of the related seller (or the representations and warranties assigned by the related seller) regarding its mortgage loans.

          The certificates will be issued on the Closing Date and will only be entitled to scheduled payments on the mortgage loans that are due (and unscheduled payments that are received) after the Cut-off Date.

          The certificates will consist of various classes, to be designated as:

          o    the Class A-1 Certificates, the Class A-1A Certificates, the
               Class A-2A Certificates, the Class A-2B Certificates, the Class
               A-AB Certificates, the Class A-3 Certificates, the Class A-4A
               Certificates and the Class A-4B Certificates;

          o    the Class X-1 Certificates and the Class X-2 Certificates;

          o    the Class A-J Certificates, the Class B Certificates, the Class C
               Certificates, the Class D Certificates, the Class E Certificates,
               the Class F Certificates, the Class G Certificates, the Class H
               Certificates, the Class J Certificates, the Class K Certificates,
               the Class L Certificates, the Class M Certificates, the Class N
               Certificates, the Class O Certificates, the Class P Certificates,
               the Class Q Certificates and the Class S Certificates; and

          o    the Class T Certificates, Class R-I Certificates, the Class R-II
               Certificates and the Class R-III Certificates.

          The Class A Senior and Class A-J Certificates will be issued in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount. The Class B, Class C, Class D, Class E and Class F Certificates will be issued in denominations of $100,000 initial
Certificate Balance and in any whole dollar denomination in excess of that amount. The Class X-2 Certificates will be issued in denominations of $1,000,000 initial Notional Amount and in any whole dollar denomination in excess of that amount.

                                      S-79

          Each class of offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of The
Depository Trust Company ("DTC"). We have been informed by DTC that DTC's nominee initially will be Cede & Co. No person acquiring an interest in an offered certificate will be entitled to receive a fully registered physical certificate representing such interest, except as presented in the prospectus under "Description Of The Offered Certificates--Reports to Certificateholders;
Available Information--Book Entry." Unless and until definitive certificates are issued in respect of any class of offered certificates, all references to actions by holders of the offered certificates will refer to actions taken by
DTC upon instructions received from the related Certificate Owners through DTC's participating organizations.

          All references herein to payments, notices, reports and statements to holders of the offered certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to the related Certificate Owners through DTC's
Participants in accordance with DTC procedures. Until definitive certificates are issued in respect of any class of offered certificates, interests in such certificates will be transferred on the book-entry records of DTC and its
Participants. See "Description of the Certificates--Book-Entry Registration and
Definitive Certificates" in the prospectus.

          Certificateholders must hold their offered certificates in book-entry form, and delivery of the offered certificates will be made through the facilities of DTC, in the United States, and may be made through the facilities of Clearstream Bank or Euroclear Bank, as operator of the Euroclear system, in
Europe. Transfers within DTC, Clearstream Bank or Euroclear Bank, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Crossmarket transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream Bank or Euroclear Bank, on the other, will be effected in DTC through the relevant depositaries of Clearstream Bank and
Euroclear Bank, respectively.

          Because of time-zone differences, credits of securities received in
Clearstream Bank or Euroclear Bank as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Bank participant or Clearstream Bank customer on such business day. Cash received in Clearstream Bank or Euroclear Bank as a result of sales of securities by or through a Clearstream Bank customer or a Euroclear
Bank participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Bank or
Euroclear Bank cash account only as of the business day following settlement in
DTC.

                                      S-80

CERTIFICATE BALANCES

          Upon initial issuance, the Class A-1, Class A-1A, Class A-2A, Class
A-2B, Class A-AB, Class A-3, Class A-4A, Class A-4B, Class X-2, Class A-J, Class
B, Class C, Class D, Class E and Class F Certificates will have the following aggregate Certificate Balances or Notional Amount. In each case, the Certificate
Balance or Notional Amount on the Closing Date may vary by up to 5%:



             APPROXIMATE INITIAL       APPROXIMATE                         APPROXIMATE
             CERTIFICATE BALANCE   PERCENT OF INITIAL        RATINGS          CREDIT
   CLASS      OR NOTIONAL AMOUNT      POOL BALANCE      (FITCH/S&P/DBRS)     SUPPORT
----------   -------------------   ------------------   ----------------   -----------

Class A-1       $  121,200,000            4.40%            AAA/AAA/AAA       20.000%
Class A-1A      $  318,834,000           11.58%            AAA/AAA/AAA       20.000%
Class A-2A      $  294,875,000           10.71%            AAA/AAA/AAA       30.000%
Class A-2B      $   42,125,000            1.53%            AAA/AAA/AAA       20.000%
Class A-AB      $  111,100,000            4.03%            AAA/AAA/AAA       20.000%
Class A-3       $  103,000,000            3.74%            AAA/AAA/AAA       20.000%
Class A-4A      $1,060,595,000           38.51%            AAA/AAA/AAA       30.000%
Class A-4B      $  151,514,000            5.50%            AAA/AAA/AAA       20.000%
Class X-2       $2,672,241,000           ______            AAA/AAA/AAA       _______
Class A-J       $  175,571,000            6.38%            AAA/AAA/AAA       13.625%
Class B         $   24,098,000            0.88%         AA+/AA+/AA(high)     12.750%
Class C         $   34,425,000            1.25%             AA/AA/AA         11.500%
Class D         $   27,541,000            1.00%          AA-/AA-/AA(low)     10.500%
Class E         $   24,098,000            0.88%           A+/A+/A(high)       9.625%
Class F         $   27,541,000            1.00%               A/A/A           8.625%


          The percentages indicated under the columns "Approximate Credit
Support" with respect to the Class A-1, Class A-1A, Class A-2A, Class A-2B,
Class A-AB, Class A-3, Class A-4A and Class A-4B Certificates represent the approximate credit support for the Class A-1, Class A-1A, Class A-2, Class A-AB,
Class A-3 and Class A-4 Certificates in the aggregate. In addition, the Class
A-2A Certificates have additional credit support provided by the Class A-2B
Certificates and the Class A-4A Certificates have additional credit support provided by the Class A-4B Certificates.

          The initial Certificate Balance of each Principal Balance Certificate will be presented on the face of the certificate. The Certificate Balance outstanding at any time will equal the then maximum amount of principal that the holder will be entitled to receive. On each Distribution Date, the Certificate
Balance of each Principal Balance Certificate will be reduced by any distributions of principal actually made on that certificate on the applicable
Distribution Date, and will be further reduced by any Realized Losses and
Expense Losses allocated to the Certificate Balance of such certificate on such
Distribution Date. See "--Distributions" and "--Distributions--Subordination;
Allocation of Losses and Certain Expenses" below.

          The Interest Only Certificates will not have a Certificate Balance.
Each such class of certificates will represent the right to receive distributions of interest accrued as described herein on a Notional Amount.

          The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance
Certificates outstanding from time to time. The Notional Amount of the Class X-2
Certificates will equal:

                                      S-81

     o    during the period from the Closing Date through and including the
          Distribution Date occurring in August 2006, the sum of (a) the lesser of $106,156,000 and the Certificate Balance of the Class A-1
          Certificates outstanding from time to time, (b) the lesser of
          $317,474,000 and the Certificate Balance of the Class A-1A
          Certificates outstanding from time to time and (c) the aggregate of the Certificate Balances of the Class A-2A, Class A-2B, Class A-AB,
          Class A-3, Class A-4A, Class A-4B, Class A-J, Class B, Class C, Class
          D, Class E, Class F, Class G, Class H, Class J, Class K, Class L,
          Class M and Class N Certificates outstanding from time to time;

     o    during the period following the Distribution Date occurring in August
          2006 through and including the Distribution Date occurring in August
          2007, the sum of (a) the lesser of $1,498,000 and the Certificate
          Balance of the Class A-1 Certificates outstanding from time to time,
          (b) the lesser of $304,236,000 and the Certificate Balance of the
          Class A-1A Certificates outstanding from time to time and (c) the aggregate of the Certificate Balances of the Class A-2A, Class A-2B,
          Class A-AB, Class A-3, Class A-4A, Class A-4B, Class A-J, Class B,
          Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class
          K, Class L, Class M and Class N Certificates outstanding from time to time;

     o    during the period following the Distribution Date occurring in August
          2007 through and including the Distribution Date occurring in August
          2008, the sum of (a) the lesser of $188,836,000 and the Certificate
          Balance of the Class A-2A Certificates outstanding from time to time,
          (b) the lesser of $290,440,000 and the Certificate Balance of the
          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-2B, Class A-AB,
          Class A-3, Class A-4A, Class A-4B, Class A-J, Class B, Class C, Class
          D, Class E, Class F, Class G, Class H and Class J Certificates
          outstanding from time to time and (d) the lesser of $37,436,000 and the Certificate Balance of the Class K Certificates outstanding from time to time;

     o    during the period following the Distribution Date occurring in August
          2008 through and including the Distribution Date occurring in August
          2009, the sum of (a) the lesser of $87,103,000 and the Certificate
          Balance of the Class A-2A Certificates outstanding from time to time,
          (b) the lesser of $277,376,000 and the Certificate Balance of the
          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-2B, Class A-AB,
          Class A-3, Class A-4A, Class A-4B, Class A-J, Class B, Class C, Class
          D, Class E, Class F, Class G and Class H Certificates outstanding from time to time and (d) the lesser of $17,951,000 and the Certificate
          Balance of the Class J Certificates outstanding from time to time;

     o    during the period following the Distribution Date occurring in August
          2009 through and including the Distribution Date occurring in August
          2010, the sum of (a) the lesser of $1,031,791,000 and the Certificate
          Balance of the Class A-4A Certificates outstanding from time to time,
          (b) the lesser of $164,140,000 and the Certificate Balance of the
          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-4B, Class A-J,
          Class B, Class C, Class D Class E, Class F and Class G Certificates
          outstanding from time to time and (d) the lesser of $5,871,000 and the
          Certificate Balance of the Class H Certificates outstanding from time to time;

     o    during the period following the Distribution Date occurring in August
          2010 through and including the Distribution Date occurring in August
          2011, the sum of (a) the lesser of $952,944,000 and the Certificate
          Balance of the Class A-4A Certificates outstanding from time to time,
          (b) the lesser of $156,293,000 and the Certificate Balance of the
          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-4B, Class A-J,
          Class B, Class C, Class D and Class E Certificates outstanding from time to time and (d) the lesser of $24,919,000 and the Certificate
          Balance of the Class F Certificates outstanding from time to time;

     o    during the period following the Distribution Date occurring in August
          2011 through and including the Distribution Date occurring in August
          2012, the sum of (a) the lesser of $845,317,000 and the Certificate
          Balance of the Class A-4A Certificates outstanding from time to time,
          (b) the lesser of $148,905,000 and the Certificate Balance of the
          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-4B, Class A-J,
          Class B, Class C and Class D Certificates

                                      S-82

          outstanding from time to time and (d) the lesser of $15,904,000 and the Certificate Balance of the Class E Certificates outstanding from time to time;

     o    during the period following the Distribution Date occurring in August
          2012 through and including the Distribution Date occurring in August
          2013, the sum of (a) the lesser of $772,866,000 and the Certificate
          Balance of the Class A-4A Certificates outstanding from time to time,
          (b) the lesser of $141,910,000 and the Certificate Balance of the
          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-4B, Class A-J,
          Class B and Class C Certificates outstanding from time to time and (d)
          the lesser of $13,330,000 and the Certificate Balance of the Class D
          Certificates outstanding from time to time; and

     o    following the Distribution Date occurring in August 2013, $0.

          Accordingly, the Notional Amount of the Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the
Certificate Balance of any class of Principal Balance Certificates. The Notional
Amount of the Class X-2 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and
Expense Losses actually allocated to the Certificate Balance of any component and any class of Certificates included in the calculation of the Notional Amount for the Class X-2 Certificates on such Distribution Date, as described above. It is anticipated that holders of the Class X-2 Certificates will not be entitled to distributions of interest at any time following the Distribution Date occurring in August 2013. Upon initial issuance, the aggregate Notional Amount of the Class X-1 Certificates and Class X-2 Certificates will be $2,754,054,199 and $2,672,241,000, respectively, subject in each case to a permitted variance of plus or minus 5%. The Notional Amount of each Class X Certificate is used solely for the purpose of determining the amount of interest to be distributed on such Certificate and does not represent the right to receive any distributions of principal.

          The Class T Certificates and the Residual Certificates will not have
Certificate Balances or Notional Amounts.

PASS-THROUGH RATES

          The Class A-1, Class A-1A, Class A-2A, Class A-2B, Class A-AB, Class
A-4A and Class A-4B Certificates will, at all times, accrue interest at a per annum rate equal to 4.646%, 4.946%, 4.882%, 4.913%, 4.973%, 4.989% and 5.042%,
respectively. The Class A-3 Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 5.392% and the Weighted Average Net
Mortgage Rate. The Class A-J Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 5.073% and the Weighted Average Net
Mortgage Rate. The Class B Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 5.152% and the Weighted Average Net
Mortgage Rate. The Class C Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 5.172% and the Weighted Average Net
Mortgage Rate. The Class D Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 5.202% and the Weighted Average Net
Mortgage Rate. The Class E Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 5.231% and the Weighted Average Net
Mortgage Rate. The Class F Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 5.271% and the Weighted Average Net
Mortgage Rate.

          The Pass-Through Rate applicable to the Class X-1 Certificates for the initial Distribution Date will equal approximately 0.054% per annum. The
Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution
Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional
Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the
Certificate Balance of one of the classes of the Principal Balance Certificates.
In general, the Certificate Balance of each class of Principal Balance
Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the
Certificate Balance of any particular class of Principal Balance Certificates is identified under "--Certificate Balances" above as being part of the total
Notional Amount of the Class X-2 Certificates immediately prior to any
Distribution Date, then that identified portion of such Certificate

                                      S-83

Balance will also represent one or more separate components of the total
Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before August 2013, on any particular component of the total Notional
Amount of the Class X-1 Certificates immediately prior to the related
Distribution Date, the applicable Class X-1 Strip Rate will be calculated as follows:

     o    if such particular component consists of the entire Certificate
          Balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire
          Certificate Balance (or that designated portion) also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a)
          the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such
          Distribution Date as set forth on Schedule B attached to this prospectus supplement and (ii) the Pass-Through Rate for such
          Distribution Date for such class of Principal Balance Certificates;
          and

     o    if such particular component consists of the entire Certificate
          Balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire
          Certificate Balance (or that designated portion) does not also constitute a component of the total Notional Amount of the Class X-2
          Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of
          (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

          For any Distribution Date occurring after August 2013, the Certificate
Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted
Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through
Rate for such Distribution Date for such class of Principal Balance
Certificates. Under no circumstances will any Class X-1 Strip Rate be less than zero.

          The Pass-Through Rate applicable to the Class X-2 Certificates for the initial Distribution Date will equal approximately 0.557% per annum. The
Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution
Date subsequent to the initial Distribution Date and on or before the
Distribution Date in August 2013 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related
Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the
Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal
Balance Certificates is identified under "--Certificate Balances" above as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion of it) will represent one or more separate components of the total
Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before August 2013, on any particular component of the total
Notional Amount of the Class X-2 Certificates immediately prior to the related
Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

     o    the lesser of (a) the rate per annum corresponding to such
          Distribution Date as set forth on Schedule B attached to this prospectus supplement and (b) the Weighted Average Net Mortgage Rate for such Distribution Date, over

     o    the Pass-Through Rate for such Distribution Date for the class of
          Principal Balance Certificates whose Certificate Balance, or a designated portion of it, comprises such component.

                                      S-84

          Under no circumstances will any Class X-2 Strip Rate be less than zero.

          The Class G Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 5.379% and the Weighted Average Net Mortgage
Rate. The Class H, Class J and Class K Certificates will, at all times, accrue interest at a per annum rate equal to the Weighted Average Net Mortgage Rate.
The Class L, Class M, Class N, Class O, Class P, Class Q and Class S
Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 4.756% and the Weighted Average Net Mortgage Rate. The Class T
Certificates do not have a pass-through rate and are entitled to receive only
Excess Interest on ARD Loans held by the trust only following the Anticipated
Repayment Date of such ARD Loans.

          The Administrative Cost Rate for each mortgage loan is presented in
Appendix II. The Administrative Cost Rate will be payable on the Scheduled
Principal Balance of each mortgage loan outstanding from time to time. The
Administrative Cost Rate applicable to a mortgage loan in any month will be determined using the same interest accrual basis on which interest accrues under the terms of such mortgage loan.

DISTRIBUTIONS

General

          Distributions on or with respect to the certificates will be made by the paying agent, to the extent of available funds, and in accordance with the manner and priority presented in this prospectus supplement, on each
Distribution Date, commencing in September 2005. Except as otherwise described below, all such distributions will be made to the persons in whose names the certificates are registered at the close of business on the related Record Date.
Every distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefore, if such Certificateholder will have provided the paying agent with wiring instructions on or before the related
Record Date, or otherwise by check mailed to such Certificateholder.

          The final distribution on any certificate will be determined without regard to any possible future reimbursement of any Realized Losses or Expense
Losses previously allocated to such certificate. The final distribution will be made in the same manner as earlier distributions, but only upon presentation and surrender of such certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a certificate in reimbursement of a Realized Loss or Expense
Loss previously allocated to such certificate, which reimbursement is to occur after the date on which such certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Certificateholder that surrendered such certificate. The likelihood of any such distribution is remote.
All distributions made on or with respect to a class of certificates will be allocated pro rata among such certificates based on their respective Percentage
Interests in such Class.

The Available Distribution Amount

          With respect to any Distribution Date, distributions of interest on and principal of the certificates will be made from the Available Distribution
Amount for that Distribution Date.

          With respect to the Distribution Date occurring in each January, other than a leap year, and each February, the Interest Reserve Amount will be deposited into the Interest Reserve Account in respect of each Interest Reserve
Loan in an amount equal to one day's interest at the related Net Mortgage Rate on its principal balance as of the Due Date in the month in which such
Distribution Date occurs, to the extent a Scheduled Payment or P&I Advance is timely made for such Due Date. For purposes of this calculation, the Net
Mortgage Rate for those months will be calculated without regard to any adjustment for Interest Reserve Amounts or the interest accrual basis as described in the definition of "Net Mortgage Rate" in the "Glossary of Terms."
With respect to the Distribution Date occurring in March of each year, the paying agent will withdraw an amount from the Interest Reserve Account in respect of each Interest Reserve Loan equal to the related Interest Reserve
Amount from the preceding January, if applicable, and February, and the withdrawn amount is to be included as part of the Available Distribution Amount for such Distribution Date.

                                      S-85

Application of the Available Distribution Amount

          On each Distribution Date, except as described under "--Optional
Termination" below, for so long as any class of offered certificates remains outstanding, the paying agent will apply the Available Distribution Amount other than Excess Interest and Excess Liquidation Proceeds, if any for such date for the following purposes and in the following order of priority:

          (i)  to the holders of the Class A-1, Class A-1A, Class A-2, Class
               A-AB, Class A-3, Class A-4, Class X-1 and Class X-2 Certificates,
               concurrently,

     o    to the holders of the Class A-1, Class A-2, Class A-AB, Class A-3,
          Class A-4, the Distributable Certificate Interest Amount in respect of each such class for such Distribution Date (which shall be payable from amounts in the Available Distribution Amount attributable to Loan
          Group 1), pro rata in proportion to the Distributable Certificate
          Interest Amount payable in respect of each such class; provided that interest distributed to the Class A-2 Certificates will be applied first to Class A-2A up to its interest entitlements and then to Class
          A-2B up to its interest entitlements, provided further that interest distributed to the Class A-4 Certificates will be applied first to
          Class A-4A up to its interest entitlements and then to Class A-4B up to its interest entitlements;

     o    to the holders of the Class A-1A Certificates, the Distributable
          Certificate Interest Amount in respect of such class for such
          Distribution Date (which shall be payable from amounts in the
          Available Distribution Amount attributable to Loan Group 2);

     o    to the holders of the Class X-1 and Class X-2 Certificates, the
          Distributable Certificate Interest Amount in respect of each such class for such Distribution Date, pro rata in proportion to the
          Distributable Certificate Interest Amount payable in respect of each such class;

          provided, however, that if the portion of Available Distribution
Amount attributable to either Loan Group is insufficient to pay in full the total amount of interest to be distributed with respect to any of the Class A
Senior or Class X Certificates on such Distribution Date as described above, the
Available Distribution Amount will be allocated among all those classes pro rata in proportion to the respective amounts of interest payable thereon for such
Distribution Date, without regard to loan group, provided that interest distributed to the Class A-2 Certificates will be applied first to Class A-2A up to its interest entitlements and then to Class A-2B up to its interest entitlements, provided further that interest distributed to the Class A-4
Certificates will be applied first to Class A-4A up to its interest entitlements and then to Class A-4B up to its interest entitlements;

          (ii) concurrently:

               (A)  to the holders of the Class A-1, Class A-2, Class A-AB,
                    Class A-3, and Class A-4 Certificates,

     o    first, to the holders of the Class A-AB Certificates, the Loan Group 1
          Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-AB Certificates has been reduced to the Planned Principal
          Balance for such Distribution Date; the portion of the Loan Group 2
          Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-1A
          Certificates;

     o    second, upon payment to the Class A-AB Certificates of the above distribution, to the holders of the Class A-1 Certificates, the Loan
          Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-1 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance) and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class
          A-1A Certificates;

                                      S-86

     o    third, upon payment in full of the aggregate Certificate Balance of the Class A-1 Certificates, to the holders of the Class A-2A
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-2A Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates and (solely with respect to the Loan Group 2 Principal
          Distribution Amount) Class A-1A Certificates;

     o    fourth, upon payment in full of the aggregate Certificate Balance of the Class A-2A Certificates, to the holders of the Class A-2B
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-2B Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates, Class A-2A Certificates and (solely with respect to the
          Loan Group 2 Principal Distribution Amount) Class A-1A Certificates;

     o    fifth, upon payment in full of the aggregate Certificate Balance of the Class A-2B Certificates, to the holders of the Class A-3
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-3 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates, Class A-2A Certificates, Class A-2B Certificates and
          (solely with respect to the Loan Group 2 Principal Distribution
          Amount) Class A-1A Certificates;

     o    sixth, upon payment in full of the aggregate Certificate Balance of the Class A-3 Certificates, to the holders of the Class A-AB
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-AB Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates, Class A-2A Certificates, Class A-2B Certificates, Class
          A-3 Certificates and (solely with respect to the Loan Group 2
          Principal Distribution Amount) Class A-1A Certificates;

     o    seventh, upon payment in full of the aggregate Certificate Balance of the Class A-AB and Class A-3 Certificates, to the holders of the Class
          A-4A Certificates, the Loan Group 1 Principal Distribution Amount for
          such Distribution Date and, after the Certificate Balance of the Class
          A-1A Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-4A Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates, Class A-1 Certificates, Class A-2A Certificates, Class
          A-2B Certificates, Class A-3 Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A
          Certificates;

     o    eighth, upon payment in full of the aggregate Certificate Balance of the Class A-4A Certificates, to the holders of the Class A-4B
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-4B Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof

                                      S-87

          distributed to the holders of the Class A-AB Certificates, Class A-1
          Certificates, Class A-2A Certificates, Class A-2B Certificates, Class
          A-3 Certificates, Class A-4A Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A
          Certificates; and

               (B) to the holders of the Class A-1A Certificates, the Loan Group
     2 Principal Distribution Amount for such Distribution Date and, after the
     Certificate Balance of the Class A-4 Certificates have been reduced to zero, the Loan Group 1 Principal Distribution Amount for such Distribution
     Date, until the aggregate Certificate Balance of the Class A-1A
     Certificates has been reduced to zero, the portion of the Loan Group 1
     Principal Distribution Amount will be reduced by any portion thereof distributed to the holders of the Class A-AB, Class A-1, Class A-2, Class
     A-3 and Class A-4 Certificates;

          (iii) to the holders of the Class A Senior Certificates and the Class
               X Certificates, pro rata in proportion to their respective entitlements to reimbursement described in this clause, to reimburse them for any Realized Losses or Expense Losses
               previously allocated to such certificates and for which
               reimbursement has not previously been fully paid (in the case of the Class X Certificates, insofar as Realized Losses or Expense
               Losses have resulted in shortfalls in the amount of interest distributed, other than by reason of a reduction of the Notional
               Amount), plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate, provided that such amounts in respect of the Class A-2 Certificates will be allocated first to the Class A-2A Certificates until such
               unreimbursed losses are reimbursed together with interest at the applicable Pass-Through Rate and then to the Class A-2B
               Certificates, provided further that such amounts in respect of the Class A-4 Certificates will be allocated first to the Class
               A-4A Certificates until such unreimbursed losses are reimbursed together with all applicable interest at the applicable
               Pass-Through Rate and then to the Class A-4B Certificates;

          (iv) to the holders of the Class A-J Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (v)  upon payment in full of the aggregate Certificate Balance of the
               Class A-4B and Class A-1A Certificates, to the holders of the
               Class A-J Certificates, the Principal Distribution Amount for
               such Distribution Date until the aggregate Certificate Balance of the Class A-J Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior Certificates;

          (vi) to the holders of the Class A-J Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

          (vii) to the holders of the Class B Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (viii) upon payment in full of the aggregate Certificate Balance of the Class A-J Certificates, to the holders of the Class B
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class B Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior and Class A-J Certificates;

          (ix) to the holders of the Class B Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

                                      S-88

          (x)  to the holders of the Class C Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (xi) upon payment in full of the aggregate Certificate Balance of the
               Class B Certificates, to the holders of the Class C Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class C
               Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior, Class A-J and Class B Certificates;

          (xii) to the holders of the Class C Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

          (xiii) to the holders of the Class D Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (xiv) upon payment in full of the aggregate Certificate Balance of the
               Class C Certificates, to the holders of the Class D Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class D
               Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior, Class A-J, Class B and Class C Certificates;

          (xv) to the holders of the Class D Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

          (xvi) to the holders of the Class E Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (xvii) upon payment in full of the aggregate Certificate Balance of the Class D Certificates, to the holders of the Class E
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class E Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior, Class A-J, Class B, Class C and Class D Certificates;

          (xviii) to the holders of the Class E Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

          (xix) to the holders of the Class F Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (xx) upon payment in full of the aggregate Certificate Balance of the
               Class E Certificates, to the holders of the Class F Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class F
               Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior, Class A-J, Class B, Class C, Class D and Class E
               Certificates;

                                      S-89

          (xxi) to the holders of the Class F Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate; and

          (xxii) to make payments to the holders of the private certificates
               (other than the Class X Certificates) as contemplated below.

          Notwithstanding the foregoing, on each Distribution Date occurring on or after the date, if any, upon which the aggregate Certificate Balance of all
Classes of Subordinate Certificates has been reduced to zero, or the aggregate
Appraisal Reduction in effect is greater than or equal to the aggregate
Certificate Balance of all Classes of Subordinate Certificates, the Principal
Distribution Amount will be distributed:

o    first, to the Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3 and
     Class A-4 Certificates, in proportion to their respective Certificate
     Balances, in reduction of their respective Certificate Balances, until the aggregate Certificate Balance of each such Class is reduced to zero, provided the Principal Distribution Amounts distributed to the Class A-2
     Certificates will be applied first to the Class A-2A Certificates until the aggregate Certificate Balance of such Class is reduced to zero and then to the Class A-2B Certificates until the aggregate Certificate Balance of such
     Class is reduced to zero, provided further the Principal Distribution
     Amounts distributed to the Class A-4 Certificates will be applied first to the Class A-4A Certificates until the aggregate Certificate Balance of such
     Class is reduced to zero and then to the Class A-4B Certificates until the aggregate Certificate Balance of such Class is reduced to zero; and

o    second, to the Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3 and
     Class A-4 Certificates, based on their respective entitlements to reimbursement, for the unreimbursed amount of Realized Losses and Expense
     Losses previously allocated to such Classes, plus interest on such Realized
     Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate, provided that such amounts with respect to the Class A-2 Certificates will be allocated first to the Class A-2A Certificates until such unreimbursed losses are reimbursed, together with interest at the applicable
     Pass-Through Rate, and then to the Class A-2B Certificates, provided further that such amounts with respect to the Class A-4 Certificates will be allocated first to the Class A-4A Certificates until such unreimbursed losses are reimbursed, together with interest at the applicable
     Pass-Through Rate, and then to the Class A-4B Certificates.

          On each Distribution Date, following the above-described distributions on the offered certificates and the Class X Certificates, the paying agent will apply the remaining portion, if any, of the Available Distribution Amount for such date to make payments to the holders of each of the respective classes of private certificates, other than the Class X Certificates and Residual
Certificates, in alphabetical order of Class designation, in each case for the following purposes and in the following order of priority, that is, payments under clauses (1), (2) and (3) below, in that order, to the holders of the Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
Q and Class S Certificates:

          (1)  to pay interest to the holders of the particular class of certificates, up to an amount equal to the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (2)  if the aggregate Certificate Balance of each other class of
               Subordinate Certificates, if any, with an earlier alphabetical
               Class designation has been reduced to zero, to pay principal to the holders of the particular class of certificates, up to an amount equal to the lesser of (a) the then outstanding aggregate
               Certificate Balance of such class of certificates and (b) the remaining Principal Distribution Amount for such Distribution
               Date; and

          (3)  to reimburse the holders of the particular class of certificates, up to an amount equal to (a) all Realized Losses and Expense
               Losses, if any, previously allocated to such class of
               certificates and for which no reimbursement has previously been paid, plus (b) all unpaid interest on such amounts, at
               one-twelfth the Pass-Through Rate of such Classes.

                                      S-90

          Any portion of the Available Distribution Amount for any Distribution
Date that is not otherwise payable to the holders of REMIC Regular Certificates as contemplated above, will be paid to the holders of the Class R-I
Certificates, and any amount of Excess Interest on deposit in the Excess
Interest Sub-account for the related Collection Period will be paid to holders of the Class T Certificates.

          Excess Liquidation Proceeds will be deposited into the Reserve
Account. On each Distribution Date, amounts on deposit in the Reserve Account will be used, first, to reimburse the holders of the Principal Balance
Certificates -- in order of alphabetical Class designation -- for any, and to the extent of, Realized Losses and Expense Losses, including interest on
Advances, previously allocated to them; and second, upon the reduction of the aggregate Certificate Balance of the Principal Balance Certificates to zero, to pay any amounts remaining on deposit in such account to the special servicer as additional special servicer compensation.

Class A-AB Planned Principal Balance

          On each Distribution Date, the Class A-AB Certificates have priority with respect to receiving distributions of principal from the portion of such amounts attributable to Loan Group 1 and, after the principal balance of the
Class A-1A Certificates has been reduced to zero, the portion of such amounts attributable to Loan Group 2, to reduce its Certificate Balance to the Planned
Principal Balance for such Distribution Date as described in
"--Distributions--Application of the Available Distribution Amount." The
"Planned Principal Balance" for any Distribution Date is the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement. Such balances were calculated using, among other things, the
Structuring Assumptions. Based on such assumptions, the Certificate Balance of the Class A-AB Certificates on each Distribution Date would be reduced to the balance indicated for such Distribution Date on Schedule A. There is no assurance, however, that the mortgage loans will perform in conformity with the
Structuring Assumptions.

          Therefore, there can be no assurance that the Certificate Balance of the Class A-AB Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date on Schedule A. In general, once the Certificate Balances of the Class A-1, Class A-2 and Class A-3
Certificates have been reduced to zero, any remaining portion on any
Distribution Date of the Principal Distribution Amount attributable to Loan
Group 1 will be distributed to the Class A-AB Certificates until the Certificate
Balance of the Class A-AB Certificates is reduced to zero. In general, once the
Certificate Balances of the Class A-1A, Class A1, Class A-2 and Class A-3
Certificates have been reduced to zero, any remaining portion on any
Distribution Date of the Principal Distribution Amount attributable to Loan
Group 2 will be distributed to the Class A-AB Certificates until the Certificate
Balance of the Class A-AB Certificates is reduced to zero.

Distributions of Prepayment Premiums and Yield Maintenance Charges

          On any Distribution Date, Prepayment Premiums or Yield Maintenance
Charges collected in respect of each mortgage loan included in Loan Group 1 during the related Collection Period will be distributed by the paying agent on the classes of certificates as follows: to the holders of each of the Class A-1,
Class A-2A, Class A-2B, Class A-AB, Class A-3, Class A-4A, Class A-4B, Class
A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and
Class K Certificates then entitled to distributions of principal on such
Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of the Class A-1, Class A-2A,
Class A-2B, Class A-AB, Class A-3, Class A-4A, Class A-4B, Class A-J, Class B,
Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K
Certificates, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield
Maintenance Charge collected in respect of such principal prepayment during the related Collection Period.

          On any Distribution Date, Prepayment Premiums or Yield Maintenance
Charges collected in respect of each mortgage loan included in Loan Group 2 during the related Collection Period will be distributed by the paying agent as follows: to the holders of the Class A-1A Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of the Class A-1A Certificates, (b) the Base Interest Fraction for the related

                                      S-91

principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield Maintenance Charge collected in respect of such principal prepayment during the related Collection Period.

          Any Prepayment Premiums or Yield Maintenance Charges relating to a mortgage loan in the trust and collected during the related Collection Period remaining after those distributions described above will be distributed to the holders of the Class X Certificates. On any Distribution Date on or before the
Distribution Date in August 2010, 80% of such Prepayment Premiums or Yield
Maintenance Charges remaining after those distributions to principal classes above will be distributed to the holders of the Class X-1 Certificates and 20%
of the Prepayment Premiums or Yield Maintenance Charges remaining after those distributions to principal classes above will be distributed to the holders of the Class X-2 Certificates. After the Distribution Date in August 2010, any of
such Prepayment Premiums or Yield Maintenance Charges remaining after those distributions to principal classes above will be distributed to the holders of the Class X-1 Certificates.

          No Prepayment Premiums or Yield Maintenance Charges will be distributed to holders of the Class L, Class M, Class N, Class O, Class P, Class
Q and Class S Certificates or the Residual Certificates or Class T Certificates.
Any Prepayment Premiums or Yield Maintenance Charges distributed to holders of a class of certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related principal prepayments.

Treatment of REO Properties

          Notwithstanding that any mortgaged property may be acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will, for purposes of, among other things, determining
Pass-Through Rates of, distributions on and allocations of Realized Losses and
Expense Losses to the certificates, as well as the amount of fees payable to the servicer report administrator and the amount of Master Servicing Fees, Excess
Servicing Fees, Trustee Fees and Special Servicing Fees payable under the
Pooling and Servicing Agreement, be treated as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property, exclusive of related operating costs, will be "applied" by the applicable master servicer as principal, interest and other amounts "due" on such mortgage loan; and, subject to the recoverability determination described under "--Advances" below and the effect of any Appraisal Reductions described under "--Appraisal Reductions" below, the applicable master servicer will be required to make P&I Advances in respect of such mortgage loan, in all cases as if such mortgage loan had remained outstanding. References to mortgage loan and mortgage loans in the definitions of Weighted Average Net Mortgage Rate and Principal Distribution Amount are
intended to include any mortgage loan or mortgage loans as to which the related mortgaged property has become an REO Property.

Appraisal Reductions

          Not later than the earliest Appraisal Event with respect to any mortgage loan, Loan Pair or A/B Mortgage Loan serviced under the Pooling and
Servicing Agreement, the special servicer is required to obtain an MAI appraisal, if the Scheduled Principal Balance of the mortgage loan, Loan Pair or
A/B Mortgage Loan is greater than $2,000,000, or at its option, if the Scheduled
Principal Balance of the mortgage loan, Loan Pair or A/B Mortgage Loan is equal to or less than $2,000,000, either obtain an MAI appraisal or perform an internal valuation of the related mortgaged property or REO Property, as the case may be. However, the special servicer, in accordance with the Servicing
Standard, need not obtain either the MAI appraisal or the internal valuation if such an appraisal or valuation had been obtained within the prior twelve months.
Notwithstanding the foregoing, an updated appraisal will not be required so long as a debt service reserve, letter of credit, guaranty or surety bond is available and has the ability to pay off the then unpaid principal balance of the mortgage loan in full except to the extent that the special servicer, in accordance with the Servicing Standard, determines that obtaining an appraisal is in the best interests of the Certificateholders.

          As a result of such appraisal or internal valuation, an Appraisal
Reduction may be created. An Appraisal Reduction will be reduced to zero as of the date the related mortgage loan or Loan Pair is brought current under the then current terms of the mortgage loan, Loan Pair or A/B Mortgage Loan for at least three consecutive months. No Appraisal Reduction will exist as to any mortgage loan, Loan Pair or A/B Mortgage Loan after it has been paid in full, liquidated, repurchased or otherwise disposed of. An appraisal for any mortgage loan, Loan Pair or A/B

                                      S-92

Mortgage Loan that has not been brought current for at least three consecutive months (or paid in full, liquidated, repurchased or otherwise disposed of) will be updated annually for so long as an Appraisal Reduction exists, with a corresponding adjustment to the amount of the related Appraisal Reduction. In addition, the Operating Adviser may at any time request the special servicer to obtain --at the Operating Adviser's expense-- an updated appraisal, with a corresponding adjustment to the amount of the Appraisal Reduction.

          The existence of an Appraisal Reduction will proportionately reduce the applicable master servicer's, the trustee's or the fiscal agent's, as the case may be, obligation to make P&I Advances in respect of the related mortgage loan, which will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance
Certificates. See "--Advances--P&I Advances" below.

          Each Non-Serviced Mortgage Loan is subject to provisions in its related Non-Serviced Mortgage Loan Pooling and Servicing Agreement relating to appraisal reductions that are substantially similar to the provisions set forth above. The existence of an appraisal reduction under such Non-Serviced Mortgage
Loan Pooling and Servicing Agreement in respect of a Non-Serviced Mortgage Loan will proportionately reduce the interest component of the amount of the P&I
Advances (including any advances to be made on such Non-Serviced Mortgage Loan under the Non-Serviced Mortgage Loan Pooling and Servicing Agreement) to be made in respect of the applicable mortgage loan. This will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates. Notwithstanding the foregoing, there are no Non-Serviced Mortgage Loans in the trust.

Subordination; Allocation of Losses and Certain Expenses

          As and to the extent described herein, the rights of holders of the
Subordinate Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates, and to the rights of the holders of each other class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution Date, and the ultimate receipt by the holders of each class of
Class A Senior Certificates of principal in an amount equal to the entire
Certificate Balance of the Class A Senior Certificates.

          Similarly, but to decreasing degrees and in alphabetical order of
Class designation, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Subordinate Certificates, other than the
Class S Certificates, which do not have the benefit of any effective subordination, of the full amount of interest payable in respect of such Classes of certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to, in each case, the entire Certificate Balance of such class of certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described above under "--Application of the Available Distribution Amount" and by the allocation of Realized Losses and
Expense Losses as described below. No other form of credit support will be available for the benefit of the holders of the certificates.

          Allocation to the Class A Senior Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution
Date will generally have the effect of reducing the Certificate Balance of those
Classes at a faster rate than would be the case if principal payments were allocated pro rata to all Classes of certificates with Certificate Balances.
Thus, as principal is distributed to the holders of the Class A Senior
Certificates, the percentage interest in the trust evidenced by the Class A
Senior Certificates will be decreased, with a corresponding increase in the percentage interest in the trust evidenced by the Subordinate Certificates, thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Senior Certificates by the Subordinate
Certificates.

          Following retirement of the Class A Senior Certificates, the successive allocation to the Subordinate Certificates, in alphabetical order of
Class designation, in each case until such Class is paid in full, of the entire
Principal Distribution Amount for each Distribution Date will provide a similar benefit to each such class of certificates as regards the relative amount of subordination afforded by the other Classes of Certificates with later alphabetical Class designations.

                                      S-93

          Realized Losses of principal and interest on the mortgage loans and
Expense Losses for any Distribution Date, to the extent not previously allocated and net of amounts, if any, on deposit in the Reserve Account, will be allocated to the Class S, Class Q, Class P, Class O, Class N, Class M, Class L, Class K,
Class J, Class H, Class G, Class F, Class E, Class D, Class C, Class B and Class
A-J Certificates, in that order, and then to the Class A-1, Class A-1A, Class
A-2, Class A-AB, Class A-3 and Class A-4 Certificates, pro rata, and, solely with respect to losses of interest (other than as a reduction of the Notional
Amount), to the Class X-1 and Class X-2 Certificates, pro rata with each other and with the Class A Senior Certificates, in each case reducing principal and/or interest otherwise payable thereon, provided that losses allocated to the Class
A-2 Certificates will be applied first to the Class A-2B Certificates and then to the Class A-2A Certificates, provided further that losses allocated to the
Class A-4 Certificates will be applied first to the Class A-4B Certificates and then to the Class A-4A Certificates.

          Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections or advances of principal that (in the absence of the reductions that we describe under the definition of "Principal Distribution Amount" in the
"Glossary of Terms" to this prospectus supplement) would otherwise be included in the total amount of principal distributable to certificateholders for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the total principal balance of the mortgage pool (net of advances of principal) and the total principal balance of the certificates. At such time as a final recovery determination is made in regard to any mortgage loan as to which a master servicer had previously reimbursed
(from general collections on the mortgage loans on deposit in the collection account) advances determined to be nonrecoverable, the applicable master servicer will compute the realized loss attributable to such reimbursements and such losses will then be allocated (in reverse sequential order in accordance with the loss allocation rules described in the preceding paragraph) to reduce the principal balances of the Principal Balance Certificates (without accompanying principal distributions) on the distribution date for that collection period.

          Any shortfall in the amount of the Distributable Certificate Interest
Amount paid to the Certificateholders of any class of certificates on any
Distribution Date will result in Unpaid Interest for such Class which, together with interest thereon, will be distributable in subsequent periods to the extent of funds available therefore.

          Realized Losses with respect to any Non-Serviced Mortgage Loans will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such mortgage loans and the related Non-Serviced
Companion Mortgage Loans. Any additional trust expenses under the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement that are similar to those expenses resulting in Expense Losses and that relate to any Non-Serviced
Mortgage Loan Group containing a Non-Serviced Mortgage Loan B Note are to be paid first out of collections on, and other proceeds of, any related
Non-Serviced Mortgage Loan B Note, to the extent permitted under the related intercreditor agreement, and then, pro rata, out of collections on, and other proceeds of, the Non-Serviced Mortgage Loan and the Non-Serviced Companion
Mortgage Loans.

          Realized Losses with respect to any Serviced Pari Passu Mortgage Loan will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such Serviced Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage Loans. Any additional trust expenses under the Pooling and Servicing Agreement that are Expense Losses are to be paid, pro rata, out of collections on, and other proceeds of, any Serviced
Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage
Loans.

          Realized Losses with respect to any A/B Mortgage Loan are to be allocated, and expenses are to be paid; first out of collections on, and other proceeds of, the related B Note and then out of collections on, and other proceeds of, the A Note.

Prepayment Interest Shortfalls and Prepayment Interest Excesses

          If the aggregate Prepayment Interest Shortfalls on all mortgage loans other than Specially Serviced Mortgage Loans exceed the aggregate Prepayment
Interest Excesses for such mortgage loans for the Collection Period related to a
Distribution Date, the Master Servicing Fee and certain other compensation payable to the master servicers will be reduced by the amount of any
Compensating Interest. See "Servicing of the Mortgage Loans--The Master
Servicers--Master Servicer Compensation" in this prospectus supplement.

                                      S-94

          Any Net Aggregate Prepayment Interest Shortfall for a Distribution
Date will be allocated to each Class of certificates, pro rata, in proportion to the amount of Accrued Certificate Interest payable to such Class on such
Distribution Date, in each case reducing interest otherwise payable thereon. The
Distributable Certificate Interest Amount in respect of any Class of certificates will be reduced to the extent any Net Aggregate Prepayment Interest
Shortfalls are allocated to such Class of certificates. See "Servicing of the
Mortgage Loans--The Master Servicers--Master Servicer Compensation" in this prospectus supplement.

          On any Distribution Date, to the extent that the aggregate Prepayment
Interest Excesses on all mortgage loans other than Specially Serviced Mortgage
Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the master servicers, as applicable, as additional servicing compensation. Likewise, to the extent that the aggregate Prepayment Interest Excesses on all Specially
Serviced Mortgage Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the special servicer as additional servicing compensation.

          In the case of any mortgage loan that provides for a Due Date
(including applicable grace periods) that occurs after the Determination Date occurring in the month of such Due Date, the applicable master servicer will be required to remit to the paying agent (for inclusion in the Available
Distribution Amount for the distributions occurring in such month) any Principal
Prepayments and Balloon Payments that are received by the applicable master servicer (from the borrower) after the Determination Date but on or before the third business day prior to the related Distribution Date.

OPTIONAL TERMINATION

          The holders of a majority of the controlling class, the master servicers, the special servicer and the holder of the majority interest in the
Class R-I Certificates, in that order, will have the option to purchase, in whole but not in part, the mortgage loans and any other property remaining in the trust on any Distribution Date on or after the Distribution Date on which the aggregate principal balance of the mortgage loans is less than or equal to
1% of the Initial Pool Balance.

          The purchase price for any such purchase will be 100% of the aggregate unpaid principal balances of the mortgage loans, other than any mortgage loans as to which the applicable master servicer has determined that all payments or recoveries with respect to such mortgage loans have been made, plus accrued and unpaid interest at the mortgage rate--or the mortgage rate less the Master
Servicing Fee Rate if a master servicer is the purchaser--to the Due Date for each mortgage loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances, with interest thereon at the
Advance Rate, and the fair market value of any other property remaining in the trust. Provided that the aggregate principal balances of the Class A-1, Class
A-1A, Class A-2A, Class A-2B, Class A-AB, Class A-3, Class A-4A, Class A-4B,
Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class
J and Class K Certificates have been reduced to zero, the trust could also be terminated in connection with an exchange of the all the then-outstanding certificates, including the Class X Certificates, but excluding the Class T
Certificates and the Residual Certificates, for mortgage loans remaining in the trust, but all of the holders of outstanding certificates of such classes would have to voluntarily participate in such exchange and at the holders option.

          Any optional termination of the trust must be conducted so as to constitute a "qualified liquidation" of each REMIC under Section 860F of the
Code. Upon any such termination, the purchase price for the mortgage loans and the other property in the trust will be applied to pay accrued and unpaid interest on and reduce the Certificate Balance of all outstanding Classes to zero in the manner provided under "Description of the Offered
Certificates--Distributions--Application of the Available Distribution Amount"
in this prospectus supplement. Notice of any optional termination must be mailed by the paying agent on behalf of the trustee to the Certificateholders and the
Rating Agencies upon the receipt of written notice of such optional termination by the trustee and the paying agent.

          ANY SUCH TERMINATION WILL HAVE AN ADVERSE EFFECT ON THE YIELD OF ANY
OUTSTANDING OFFERED CERTIFICATES PURCHASED AT A PREMIUM. SEE "YIELD, PREPAYMENT
AND MATURITY CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

                                      S-95

ADVANCES

P&I Advances

          On the business day prior to each Distribution Date, each master servicer will be obligated to make a P&I Advance in respect of each mortgage loan for which it is responsible for servicing, subject to the following paragraph, but only to the extent that the applicable master servicer or the special servicer has not determined, in its sole discretion, exercised in good faith, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including
Insurance Proceeds and Liquidation Proceeds, in respect of the related mortgage loan, and only until such mortgage loan has been liquidated; provided, however, that the amount of any P&I Advance required to be advanced by the applicable master servicer with respect to interest on such a mortgage loan as to which there has been an Appraisal Reduction will be an amount equal to the product of:

o    the amount of interest required to be advanced by the applicable master servicer without giving effect to this sentence; and

o    a fraction, the numerator of which is the Scheduled Principal Balance of such mortgage loan as of the immediately preceding Determination Date less any Appraisal Reduction in effect with respect to such mortgage loan (or, in the case of a Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage
     Loan, the portion of the Appraisal Reduction that is allocable to such
     Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage Loan, as
     applicable) and the denominator of which is the Scheduled Principal Balance of the mortgage loan as of such Determination Date.

          In addition, the master servicers will not in any event be required to
(i) advance prepayment or yield maintenance premiums, Excess Interest or default interest, if any, or (ii) make any P&I Advances on any B Note, any Non-Serviced
Companion Mortgage Loans or any Serviced Companion Mortgage Loan.

          With respect to any mortgage loan that is delinquent in respect of its
Balloon Payment, including any REO Property as to which the related mortgage loan provided for a Balloon Payment, P&I Advances will be required in an amount equal to the Assumed Scheduled Payment, less the related Master Servicing Fee, the Excess Servicing Fee and any other servicing fees payable from such Assumed
Scheduled Payment, subject to the same conditions and limitations, as described above, that apply to P&I Advances of other Scheduled Payments.

          Each master servicer will be entitled to interest on P&I Advances that it makes, which interest will accrue at the Advance Rate. This interest and any interest on other Advances, including interest on servicing advances made by the applicable Non-Serviced Mortgage Loan Master Servicer in respect of the related
Non-Serviced Mortgage Loan, will result in a reduction in amounts payable on the certificates, to the extent that interest is not otherwise offset in accordance with the Pooling and Servicing Agreement and any related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement.

          P&I Advances and interest accrued thereon at the Advance Rate will be reimbursable or payable from recoveries on the related mortgage loans and, to the extent the applicable master servicer or the special servicer determines in its sole discretion, exercised in good faith, that a P&I Advance will not be ultimately recoverable from related recoveries, from funds on deposit in the
Certificate Account and Distribution Account as described under "--Reimbursement of Advances" below. In no event will any master servicer be required to make aggregate P&I Advances with respect to any mortgage loan which, when including the amount of interest accrued on such advances at the Advance Rate, equals an amount greater than the Scheduled Principal Balance plus all overdue amounts on such mortgage loan.

          Subject to certain exceptions, the right of the applicable master servicer to reimbursement or payment out of recoveries will be prior to the right of the Certificateholders to receive any amounts recovered with respect to any mortgage loan. If a master servicer fails to make a required P&I Advance, the trustee is required to make such P&I Advance, and if the trustee fails to make a required P&I Advance, the fiscal agent is required to make such P&I
Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

                                      S-96

          Notwithstanding the foregoing, with respect to any Non-Serviced
Mortgage Loan, the applicable master servicer, the trustee and fiscal agent will be required to rely on the determination of any master servicer, trustee or fiscal agent for the securitization of any related Non-Serviced Companion
Mortgage Loan that a particular advance with respect to principal or interest and relating to such other securitization is, or would if made be, ultimately nonrecoverable from collections on such Non-Serviced Mortgage Loan Group. The securitization documents for a Non-Serviced Companion Mortgage Loan may provide for a nonrecoverability determination that differs from the basis for determining nonrecoverability of P&I Advances on the mortgage loans by the master servicer. Because of the foregoing, P&I Advances with respect to any
Non-Serviced Mortgage Loans as to which advancing is provided for under the
Pooling and Servicing Agreement could terminate earlier than would have been the case if such determination were made solely pursuant to the Pooling and
Servicing Agreement.

Servicing Advances

          Servicing Advances, in all cases, will be reimbursable as described below. The applicable master servicer will be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the Certificate Account or Distribution Account and under certain circumstances without regard to the relationship between the expense and the funds from which it is being paid.

          With respect to the mortgaged properties securing the mortgage loans, the applicable master servicer will be obligated to make, and the special servicer may make, Servicing Advances for, among other things, real estate taxes and insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates and not paid by the related borrower, on a timely basis and for collection or foreclosure costs, including reasonable attorneys fees. With respect to REO Properties, the applicable master servicer will be obligated to make, and the special servicer may make, Servicing Advances, if necessary and to the extent that funds from the operation of the related REO
Property are unavailable to pay any amounts due and payable, for:

o    insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates;

o    items such as real estate taxes and assessments in respect of such REO
     Property that may result in the imposition of a lien;

o    any ground rents in respect of such REO Property; and

o    other costs and expenses necessary to maintain, manage or operate such REO
     Property.

          Notwithstanding the foregoing, a master servicer will be obligated to make such Servicing Advances only to the extent that the applicable master servicer or the special servicer has not determined, as described below, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance
Proceeds, Condemnation Proceeds, Liquidation Proceeds or proceeds of mortgage loan repurchases (or from any other collections), in respect of such mortgage loan or REO Property.

          The master servicers and the special servicer may incur certain costs and expenses in connection with the servicing of a mortgage loan, any Serviced
Companion Mortgage Loan, any B Note or the administration of REO Property.
Servicing Advances, including interest accrued thereon at the Advance Rate, will be reimbursable from recoveries or collections on the related mortgage loan
(and, if applicable, the related Serviced Companion Mortgage Loan or B Note) or
REO Property. However, if a master servicer or the special servicer, as applicable, determines, as described below, that any Servicing Advance previously made, and accrued interest thereon at the Advance Rate, will not be ultimately recoverable from such related recoveries, such advances will generally be reimbursable from amounts on deposit in the Certificate Account or
Distribution Account as described under "--Reimbursement of Advances" below. If a master servicer fails to make a required Servicing Advance, the trustee is required to make such Servicing Advance, and if the trustee fails to make a required Servicing Advance, the fiscal agent is required to make such Servicing
Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

                                      S-97

          In general, none of the master servicers, the special servicer, the trustee or the fiscal agent will be required to make any Servicing Advances with respect to any Non-Serviced Mortgage Loan under the Pooling and Servicing
Agreement. Those advances will be made by the applicable Non-Serviced Mortgage
Loan Master Servicer, the applicable Non-Serviced Mortgage Loan Special Servicer and/or another party under the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement on generally the same terms and conditions as are applicable under the Pooling and Servicing Agreement. If any Servicing Advances are made with respect to any Non-Serviced Mortgage Loan Group under the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement, the party making that advance will be entitled to be reimbursed with interest thereon.

Reimbursement of Advances

          Any monthly P&I Advance or Servicing Advance (in either case, with interest) that has been determined to be nonrecoverable from the particular mortgage loan to which it relates will be reimbursable from the Certificate
Account in the collection period in which the nonrecoverability determination is made. Any reimbursement of nonrecoverable advances will be made first from amounts in the Certificate Account that are allocable to principal received with respect to the mortgage pool during the collection period in which the reimbursement is made, prior to reimbursement from other collections (including interest) received during that collection period (and similarly, in subsequent periods, from principal first and then from other collections). If interest on the mortgage loans is used to reimburse such nonrecoverable advances, then the party entitled to such reimbursement has agreed to notify the rating agencies at least fifteen (15) days prior to such use, unless circumstances exist which are extraordinary in the sole discretion of such party. If the amount in the
Certificate Account allocable to principal received with respect to the mortgage loans is insufficient to fully reimburse the party entitled to reimbursement, then such party may elect at its sole option to defer reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the advance). If a monthly P&I Advance or Servicing Advance is made with respect to a mortgage loan after a default thereon and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those advances (together with interest thereon) in full at the time of the workout (but such amounts become an obligation of the borrower to be paid in the future), then such advance
(together with interest thereon), unless determined to be nonrecoverable, will be reimbursable only from amounts in the Certificate Account that represent principal on the mortgage loans (net of any principal used to reimburse any nonrecoverable advance (together with interest thereon)). To the extent that the reimbursement is made from principal collections, the Principal Distribution
Amount otherwise payable on the certificates on the related distribution date will be reduced. Any provision in the Pooling and Servicing Agreement for any
Servicing Advance or P&I Advance by the master servicers, the special servicer, the trustee or the fiscal agent is intended solely to provide liquidity for the benefit of the Certificateholders and not as credit support or otherwise to impose on any such person or entity the risk of loss with respect to one or more of the mortgage loans.

Nonrecoverable Advances

          The determination that any P&I Advance or Servicing Advance, previously made or proposed to be made, would not be recoverable will be made in the sole discretion of the applicable master servicer or special servicer, as applicable (subject to the reliance on the determination of nonrecoverability in respect of any Non-Serviced Mortgage Loans described above), exercising good faith, and is required to be accompanied by an officer's certificate delivered to the trustee, the special servicer (in the case of any such determination by a master servicer) or the master servicers (in the case of any such determination by the special servicer), the operating adviser, the Rating Agencies, the paying agent and us (and the holders of the Serviced Companion Mortgage Loan if the
Servicing Advance relates to a Loan Pair) and setting forth the reasons for such determination, with copies of appraisals or internal valuations, if any, or other information that supports such determination. For the avoidance of doubt, the special servicer will not have any right to revise any determination that an advance is nonrecoverable that may have been made by a master servicer, the trustee or the fiscal agent. Each of the master servicers, the trustee and the fiscal agent will be entitled to rely on any determination of nonrecoverability that is made by the special servicer as aforesaid. The applicable master servicer's or special servicer's determination of nonrecoverability will be conclusive and binding upon the Certificateholders, the trustee and the fiscal agent. The trustee and the fiscal agent will be entitled to rely conclusively on any determination by a master servicer or special servicer of nonrecoverability with respect to such Advance and will have no obligation, but will be entitled, to make a separate determination of recoverability.

                                      S-98

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

Paying Agent Reports

          Based solely on information provided in monthly reports prepared by the master servicers and the special servicer and delivered to the trustee and the paying agent, the paying agent will be required to provide or make available to each Certificateholder on each Distribution Date:

          (a)  A statement (in the form of Appendix VI) setting forth, to the extent applicable:

               (i)  the amount, if any, of such distributions to the holders of each class of Principal Balance Certificates applied to
                    reduce the aggregate Certificate Balance of such class;

               (ii) the amount of such distribution to holders of each class of certificates allocable to (A) interest and (B) Prepayment
                    Premiums or Yield Maintenance Charges;

               (iii) the number of outstanding mortgage loans and the aggregate principal balance and Scheduled Principal Balance of the
                    mortgage loans at the close of business on the related
                    Determination Date, with respect to the mortgage pool and
                    with respect to each Loan Group;

               (iv) the number and aggregate Scheduled Principal Balance of mortgage loans:

                    (A)  delinquent 30 to 59 days,

                    (B)  delinquent 60 to 89 days,

                    (C)  delinquent 90 days or more,

                    (D)  as to which foreclosure proceedings have been
                         commenced, or

                    (E)  as to which bankruptcy proceedings have been commenced;

               (v)  with respect to any REO Property included in the trust, the principal balance of the related mortgage loan as of the
                    date of acquisition of the REO Property and the Scheduled
                    Principal Balance of the mortgage loan;

               (vi) as of the related Determination Date:

                    (A)  as to any REO Property sold during the related
                         Collection Period, the date of the related
                         determination by the special servicer that it has
                         recovered all payments which it expects to be finally
                         recoverable and the amount of the proceeds of such sale
                         deposited into the Certificate Account, and

                    (B)  the aggregate amount of other revenues collected by the special servicer with respect to each REO Property
                         during the related Collection Period and credited to
                         the Certificate Account, in each case identifying such
                         REO Property by the loan number of the related mortgage
                         loan;

               (vii) the aggregate Certificate Balance or Notional Amount of each class of certificates before and after giving effect to the distribution made on such Distribution Date;

               (viii) the aggregate amount of Principal Prepayments made during the related Collection Period, with respect to the mortgage pool and with respect to each Loan Group;

                                      S-99

               (ix) the Pass-Through Rate applicable to each class of
                    certificates for such Distribution Date;

               (x)  the aggregate amount of compensation paid to the servicer report administrator and servicing fees paid to the master servicers and the special servicer and the holders of the
                    rights to Excess Servicing Fees, with respect to the
                    mortgage pool and with respect to each Loan Group;

               (xi) the amount of Unpaid Interest, Realized Losses or Expense
                    Losses, if any, incurred with respect to the mortgage loans, including a break out by type of such Expense Losses on an aggregate basis, with respect to the mortgage pool and with respect to each Loan Group;

               (xii) the aggregate amount of Servicing Advances and P&I Advances outstanding, separately stated, that have been made by the master servicers, the special servicer, the trustee and the fiscal agent and the aggregate amount of Servicing Advances and P&I Advances made by any applicable Non-Serviced
                    Mortgage Loan Master Servicer in respect of any Non-Serviced
                    Mortgage Loans, with respect to the mortgage pool and with respect to each Loan Group;

               (xiii) the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the
                    total Appraisal Reductions in effect as of such Distribution
                    Date, with respect to the Mortgage Pool and with respect to each Loan Group; and

               (xiv) such other information and in such form as will be
                    specified in the Pooling and Servicing Agreement.

          (b)  A report containing information regarding the mortgage loans as of the end of the related Collection Period, which report will contain substantially the categories of information regarding the mortgage loans presented in Appendix I and will be presented in a tabular format substantially similar to the format utilized in
               Appendix I.

          The reports described in clauses (a) and (b) above may be combined into one report for purposes of dissemination.

          In the case of information furnished pursuant to subclauses (a)(i),
(a)(ii) and (a)(xi) above, the amounts shall be expressed as a dollar amount per
$1,000 of original actual principal amount of the certificates for all certificates of each applicable Class.

          The paying agent will make the foregoing reports and certain other information available each month to any interested party (including the holder of a B Note) via the paying agent's website, which shall initially be located at
www.ctslink.com/cmbs. In addition, the paying agent will also make certain other additional reports available via the paying agent's website on a restricted basis to the Depositor and its designees, including the Financial Market
Publishers, the Rating Agencies, the parties to the Pooling and Servicing
Agreement, the Underwriters, Certificateholders, a holder of a B Note and any prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification in the form attached to the pooling and servicing agreement (which form may be submitted electronically via the paying agent's website). For assistance with the paying agent's website, investors may call (301) 815-6600. The trustee and the paying agent will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefore. In addition, the trustee and the paying agent may disclaim responsibility for any information of which it is not the original source.

          In connection with providing access to the paying agent's website, the paying agent may require registration and the acceptance of a disclaimer. The trustee and the paying agent will not be liable for the dissemination of information in accordance with the Pooling and Servicing Agreement.

                                      S-100

          One master servicer, called the servicer report administrator, will be responsible for the assembly and combination of various reports prepared by the other master servicer and the special servicer. The servicer report administrator will be entitled to a monthly fee for its services. That fee will accrue with respect to each and every mortgage loan. In each case, that fee will accrue at 0.0005% per annum on the Stated Principal Balance of each subject mortgage loan outstanding from time to time and will be calculated based on the same interest accrual basis, which is either an Actual/360 Basis or a 30/360
Basis, as the subject mortgage loan.

          On an annual basis, the servicer report administrator is required to deliver the Annual Report to the trustee and the paying agent, which will make such report available as described above to the Underwriters, the
Certificateholders, the Depositor and anyone the Depositor or any Underwriter reasonably designates, the special servicer, and the Rating Agencies.

          The paying agent shall make available at its corporate trust offices
(either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any certificateholder, any certificate owner, any prospective investor, the Underwriters, each Rating
Agency, the special servicer, the Depositor and the holder of any Serviced
Companion Mortgage Loan, originals or copies of, among other things, the following items, to the extent such items are in its possession: (i) the most recent property inspection reports in the possession of the paying agent in respect of each mortgaged property and REO Property, (ii) the most recent mortgaged property/REO Property annual operating statement and rent roll, if any, collected or otherwise obtained by or on behalf of the master servicers or the special servicer and delivered to the paying agent, (iii) any Phase I environmental report or engineering report prepared or appraisals performed in respect of each mortgaged property; provided, however, that the paying agent shall be permitted to require payment by the requesting party (other than either
Rating Agency or the Operating Adviser) of a sum sufficient to cover the reasonable expenses actually incurred by the paying agent of providing access or copies (including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

Other Information

          The Pooling and Servicing Agreement generally requires that the paying agent or, with respect to the mortgage loan files, the trustee make available, at their respective corporate trust office or at such other office as they may reasonably designate, during normal business hours, upon reasonable advance notice for review by any Certificateholder, the holder of a B Note, the holder of any Serviced Companion Mortgage Loan, each Rating Agency or the Depositor, originals or copies of, among other things, the following items (to the extent such items are in its possession), except to the extent not permitted by applicable law or under any of the mortgage loan documents:

o    the Pooling and Servicing Agreement and any amendments to it;

o    all reports or statements delivered to holders of the relevant class of certificates since the Closing Date;

o    all officer's certificates delivered to the paying agent since the Closing
     Date;

o    all accountants' reports delivered to the paying agent since the Closing
     Date;

o    the mortgage loan files;

o    any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicers and/or the special servicer; and

o    any and all officer's certificates and other evidence delivered to the paying agent to support a master servicer's determination that any Advance was not or, if made, would not be, recoverable.

          Copies of any and all of the foregoing items and any servicer reports will be available from the paying agent (or, with respect to the mortgage loan files, the trustee) upon request; however, the paying agent or trustee will be permitted to require the requesting party to pay a sum sufficient to cover the reasonable costs and expenses of

                                      S-101

providing such copies (except that such items will be furnished to the Operating
Adviser without charge if such request is not excessive in the judgment of the paying agent or the trustee, as applicable). Recipients of such information will generally be required to acknowledge that such information may be used only in connection with an evaluation of the certificates by such recipient.

Book-Entry Certificates

          Until such time, if any, as definitive certificates are issued in respect of the offered certificates, the foregoing information and access will be available to the related Certificate Owners only to the extent it is forwarded by, or otherwise available through, DTC and its Participants or otherwise made available publicly by the paying agent. The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

          The master servicers, the special servicer, the paying agent and the
Depositor are required to recognize as Certificateholders only those persons in whose names the certificates are registered with the certificate registrar as of the related Record Date; however, any Certificate Owner that has delivered to the certificate registrar a written certification, in the form prescribed by the
Pooling and Servicing Agreement, regarding such Certificate Owner's beneficial ownership of offered certificates will be recognized as a Certificateholder for purposes of obtaining the foregoing information and access.

EXAMPLE OF DISTRIBUTIONS

          The following chart sets forth an example of distributions on the certificates as if the certificates had been issued in August 2005:

The close of business on
August 1                   (A)   Cut-off Date.
August 31                  (B)   Record Date for all Classes of Certificates.
August 2 - September 7     (C)   The Collection Period. The master servicers
                                 receive Scheduled Payments due after the
                                 Cut-off Date and any Principal Prepayments made
                                 after the Cut-off Date and on or prior to
                                 September 7.
September 7                (D)   Determination Date.
September 12               (E)   Master Servicer Remittance Date.
September 13               (F)   Distribution Date.

          Succeeding monthly periods follow the pattern of (B) through (F) above
(except as described below).

          (A) The outstanding principal balance of the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans at the close of business on the Cut-off Date, after deducting principal payments due on or before such date, whether or not received. Principal payments due on or before such date, and the accompanying interest payments, are not part of the trust.

          (B) Distributions on the next Distribution Date will be made to those persons that are Certificateholders of record on this date. Each subsequent
Record Date will be the last business day of the month preceding the month in which the related Distribution Date occurs.

          (C) Any Scheduled Payments due and collected and Principal Prepayments collected, after the Cut-off Date and on or prior to September 7, 2005 will be deposited in the Certificate Account. Each subsequent Collection Period will begin on the day after the Determination Date in the month preceding the month of each Distribution

                                      S-102

Date and will end on the Determination Date in the month in which the
Distribution Date occurs. In the case of certain mortgage loans identified in a schedule to the Pooling and Servicing Agreement as to which the Scheduled
Payment is due on a Due Date that may occur after, but in the same calendar month as, the last day of a given Collection Period, certain payments that are either received before the Distribution Date or advanced in respect of such
Scheduled Payment (or, if applicable, Assumed Scheduled Payment) will, to the extent provided in the Pooling and Servicing Agreement, be deemed to be included in that Collection Period.

          (D) As of the close of business on the Determination Date, the master servicers will have determined the amounts of principal and interest that will be remitted with respect to the related Collection Period.

          (E) The master servicers will remit to the paying agent no later than the business day prior to the related Distribution Date all amounts held by the master servicers, and any P&I Advances required to be made by the master servicers, that together constitute the Available Distribution Amount for such
Distribution Date.

          (F) The paying agent will make distributions to Certificateholders on the 13th day of each month or, if such day is not a business day, the next succeeding business day.

THE TRUSTEE AND THE FISCAL AGENT

The Trustee

          LaSalle Bank National Association will act as the trustee. LaSalle
Bank National Association is an affiliate of the fiscal agent. The trustee, is at all times required to be, and will be required to resign if it fails to be,
(i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association, organized and doing business under the laws of the
United States of America or any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than
$50,000,000 and subject to supervision or examination by federal or state authority and (iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" by S&P and not less than "R-1 (middle)" by DBRS or, if not rated by DBRS, an equivalent rating such as that listed above by at least one nationally recognized statistical rating organization, and whose long-term senior unsecured debt, or that of its fiscal agent, if applicable, is rated not less than "AA-" by Fitch (or "A+" by Fitch if such institution's short-term debt obligations are rated at least "F-1" by Fitch), "A+" by S&P and
"AA (low)" by DBRS or, if not rated by DBRS, an equivalent rating such as those listed above by at least two nationally recognized statistical rating organizations, provided that, if the fiscal agent is rated at least "AA-" by
Fitch (or "A+" by Fitch if the fiscal agent's short-term unsecured debt is rated at least "F-1" from Fitch), "A+" by S&P if the fiscal agent's short-term unsecured debt is rated at least "A-1" by S&P and "AA (low)" by DBRS or, if not rated by DBRS, an equivalent rating such as those listed above by at least two nationally recognized statistical rating organizations, then the trustee must be rated not less than "A-" by Fitch, "A-" by S&P and "A(low)" by DBRS or, if not
rated by DBRS, an equivalent rating such as those listed above by at least two nationally recognized statistical rating organizations, or otherwise acceptable to the Rating Agencies as evidenced by a confirmation from each Rating Agency that such trustee will not cause a downgrade, withdrawal or qualification of the then current ratings of any class of certificates. The corporate trust office of the trustee responsible for administration of the trust is located at 135 South
LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Global
Securities and Trust Services Group--Morgan Stanley Capital I Inc., Commercial
Mortgage Pass-Through Certificates, Series 2005-HQ6. As of March 31, 2005, the
trustee had assets of approximately $67.7 billion. See "Description of the
Pooling and Servicing Agreements--Duties of the Trustee", "Description of the
Pooling and Servicing Agreements--Regarding the Fees, Indemnities and Powers of
the Trustee" and "Description of the Pooling and Servicing
Agreements--Resignation and Removal of the Trustee" in the prospectus.

The Fiscal Agent

          ABN AMRO Bank N.V., a Netherlands banking corporation and the indirect corporate parent of the trustee will act as fiscal agent for the trust and will be obligated to make any Advance required to be made, and not made, by any master servicer and the trustee under the Pooling and Servicing Agreement, provided that the fiscal agent will not be obligated to make any Advance that it deems to be a nonrecoverable advance. The fiscal agent will be entitled (but not obligated) to rely conclusively on any determination by any master servicer, the special servicer (solely in the case of Servicing Advances) or the trustee that an Advance, if made, would be a nonrecoverable

                                      S-103

advance. The fiscal agent will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as, but prior to, the master servicer and the trustee. See "--Advances" above. The fiscal agent will be entitled to various rights, protections and indemnities similar to those afforded the trustee. The trustee will be responsible for payment of the compensation of the fiscal agent. As of March 31, 2005, the fiscal agent had consolidated assets of approximately $973.2 billion. The long-term unsecured debt of ABN AMRO Bank N.V. is rated "AA-" by Fitch and "AA-" by S&P. In the event that LaSalle Bank National Association shall, for any reason, cease to act as trustee under the Pooling and Servicing Agreement, ABN AMRO Bank N.V.
likewise shall no longer serve in the capacity of fiscal agent under the Pooling and Servicing Agreement.

THE PAYING AGENT, CERTIFICATE REGISTRAR AND AUTHENTICATING AGENT

          Wells Fargo Bank, National Association ("Wells Fargo") will serve as the paying agent (in such capacity, the "paying agent"). In addition, Wells
Fargo will serve as registrar (in such capacity, the "certificate registrar")
for purposes of recording and otherwise providing for the registration of the offered certificates and of transfers and exchanges of the definitive certificates, if issued, and as authenticating agent of the certificates (in such capacity, the "authenticating agent"). Wells Fargo maintains an office at
Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0113 for
certificate transfers and exchanges and an office at 9062 Old Annapolis Road,
Columbia, Maryland 21045 for securities administration purposes. Wells Fargo is also a master servicer. As compensation for the performance of its duties as paying agent, certificate registrar and authenticating agent, Wells Fargo will be paid a portion of the monthly Trustee Fee as set forth in the Pooling and
Servicing Agreement.

          The trustee, the fiscal agent, the certificate registrar and the paying agent and each of their respective directors, officers, employees, agents and controlling persons will be entitled to indemnification from the trust against any loss, liability or expense incurred in connection with any legal action incurred without negligence or willful misconduct on their respective parts, arising out of, or in connection with the Pooling and Servicing Agreement and the certificates.

EXPECTED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

          The Expected Final Distribution Date for each class of certificates presented under "Summary of Prospectus Supplement--Expected Final Distribution
Dates" in this prospectus supplement is the date on which such Class is expected to be paid in full, assuming timely payments and no Principal Prepayments (other than payments with respect to ARD Loans on their Anticipated Repayment Dates)
will be made on the mortgage loans in accordance with their terms and otherwise based on the Structuring Assumptions.

          The Rated Final Distribution Date of each class of certificates is the
Distribution Date in August 2042.

          The ratings assigned by the Rating Agencies to each class of Principal
Balance Certificates reflects an assessment of the likelihood that the
Certificateholders of such Class will receive, on or before the Rated Final
Distribution Date, all principal distributions to which they are entitled.

AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

          The Pooling and Servicing Agreement may be amended from time to time by the parties to the Pooling and Servicing Agreement, without notice to or the consent of any of the Holders, to do the following:

o    to cure any ambiguity;

o    to cause the provisions in the Pooling and Servicing Agreement to conform to or be consistent with or in furtherance of the statements made with respect to the certificates, the trust or the Pooling and Servicing
     Agreement in this prospectus supplement, the accompanying prospectus or the memorandum under which certain of the Subordinate Certificates are being offered, or to correct or supplement any provision which may be inconsistent with any other provisions;

                                      S-104

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the status of each REMIC (or the grantor trust created from the related portion of the trust) for the purposes of federal income tax law (or comparable provisions of state income tax law);

o    to make any other provisions with respect to matters or questions arising under or with respect to the Pooling and Servicing Agreement not inconsistent with the provisions therein;

o    to modify, add to or eliminate the provisions in the Pooling and Servicing
     Agreement relating to transfers of Residual Certificates;

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to list the certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents;

o    to modify the provisions relating to the timing of reimbursements of
     Servicing Advances or P&I Advances in order to conform them to the commercial mortgage-backed securities industry standard for such provisions; or

o    any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such Certificateholder consents) and with respect to the A/B Mortgage Loan, the interests of the related holder of the B Note (unless such holder consents).

     No such amendment effected pursuant to the first, second or fourth bullet above may (A) adversely affect in any material respect the interests of any
Certificateholder not consenting to such amendment without the consent of 100%
of the Certificateholders (if adversely affected) or any B Note holder (if adversely affected) or (B) adversely affect the status of any REMIC (or the grantor trust created from the related portion of the trust). Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the trustee may require an opinion of counsel.

     The Pooling and Servicing Agreement may also be amended from time to time by the agreement of the parties to the Pooling and Servicing Agreement (without the consent of the Certificateholders) and with the written confirmation of the
Rating Agencies that such amendment would not cause the ratings on any class of certificates to be qualified, withdrawn or downgraded; provided, however, that such amendment may not effect any of the items set forth in the bullet points contained in the next succeeding paragraph and provided that such amendment does not adversely affect the B Note holder. The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the aggregate certificate balance of the certificates then outstanding (as calculated under the Pooling and Servicing Agreement) and the consent of the B
Note holder, if adversely affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders or such holders; provided that no such amendment may:

o    reduce in any manner the amount of, or delay the timing of the distributions required to be made on any certificate or B Note without the consent of the Holder of such certificate or the B Note holder if applicable;

o    reduce the aforesaid percentages of aggregate certificate percentage or certificate balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each class of certificates affected thereby;

o    no such amendment may eliminate any master servicer's, the trustee's or the fiscal agent's obligation to advance or alter the Servicing Standard except as may be necessary or desirable to comply with Sections 860A through 860G of the Code and related Treasury Regulations and rulings promulgated under the Code

                                      S-105

o    adversely affect the status of the grantor trust created out of the related portion of the trust, for federal income tax purposes, without the consent of 100% of the Class T Certificateholders; or

o    adversely affect the status of any REMIC for federal income tax purposes, without the consent of 100% of the Certificateholders (including the Class
     R-I, Class R-II and Class R-III Certificateholders but excluding the Class
     T Certificateholders). The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

          The yield to maturity on the offered certificates will be affected by the price paid by the Certificateholder, the related Pass-Through Rates and the rate, timing and amount of distributions on such offered certificates. The rate, timing and amount of distributions on any such certificate will in turn depend on, among other things:

o    the Pass-Through Rate for such certificate;

o    the rate and timing of principal payments, including Principal Prepayments, and other principal collections on the mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with
     Material Breaches of representations and warranties and Material Document
     Defects or the exercise of a purchase option by a holder of a subordinate note or a mezzanine loan) and the extent to which such amounts are to be applied in reduction of the Certificate Balance or Notional Amount of such certificate;

o    the rate, timing and severity of Realized Losses and Expense Losses and the extent to which such losses and expenses are allocable in reduction of the
     Certificate Balance or Notional Amount of such certificate or in reduction of amounts distributable thereon; and

o    the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the
     Distributable Certificate Interest Amount payable on such certificate.

          In addition, the effective yield to holders of the offered certificates will differ from the yield otherwise produced by the applicable
Pass-Through Rate and purchase prices of such certificates because interest distributions will not be payable to such holders until at least the 13th day of the month following the month of accrual without any additional distribution of interest or earnings thereon in respect of such delay.

PASS-THROUGH RATES

          The interest rates on one or more classes of certificates (including the Class X-2 Certificates) may be based on a weighted average of the mortgage loan interest rates net of the Administrative Cost Rate, which is calculated based upon the respective principal balances of the mortgage loans. In addition, the interest rate on one or more classes of certificates may be capped at such weighted average rate. Accordingly, the yield on those classes of certificates may be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary and involuntary prepayments and any unscheduled collections of principal and/or any experience of Realized
Losses as a result of liquidations of mortgage loans. In general, the effect of any such changes on such yields and Pass-Through Rates for such certificates will be particularly adverse to the extent that mortgage loans with relatively higher mortgage rates experience faster rates of such scheduled amortization, voluntary prepayments and unscheduled collections or Realized Losses than mortgage loans with relatively lower mortgage rates.

RATE AND TIMING OF PRINCIPAL PAYMENTS

          The yield to maturity on the Class X-1 Certificates (and to a lesser extent, the Class X-2 Certificates) will be extremely sensitive to, and the yield to maturity on any class of offered certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the aggregate Certificate Balance or Notional Amount of such class of certificates. As described herein, the Principal Distribution Amount

                                      S-106

for each Distribution Date will be distributable entirely in respect of the
Class A Senior Certificates until their Certificate Balance is reduced to zero, and will thereafter be distributable entirely in respect of each other class of
Principal Balance Certificates, in descending alphabetical order of Class designation, in each case until the aggregate Certificate Balance of such class of certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the aggregate Certificate Balance of each class of offered certificates will be directly related to the rate and timing of principal payments on or in respect of the mortgage loans, which will in turn be affected by the amortization schedules of such mortgage loans, the dates on which Balloon Payments are due, any extension of maturity dates by a master servicer or the special servicer, the rate and timing of any reimbursement of the master servicers, the special servicer, the trustee or the fiscal agent, as applicable, out of the Certificate
Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification (together with interest on such advances), and the rate and timing of Principal Prepayments and other unscheduled collections thereon, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, repurchases as a result of a seller's breach of representations and warranties or material defects in a mortgage loan's documentation and other purchases of mortgage loans out of the trust.

          A concentration of mortgage loans secured by the same mortgaged property types can increase the risk that a decline in a particular industry or business would have a disproportionately large impact on the mortgage pool. In particular, the mortgage loans in Loan Group 1 are secured primarily by mortgaged properties other than multifamily properties and the mortgage loans in
Loan Group 2 are secured primarily by multifamily properties. Because principal distributions on the Class A-1A Certificates are generally received from collections on the Mortgage Loans in Loan Group 2, an adverse event with respect to multifamily mortgaged properties would have a substantially greater impact on the Class A-1A Certificates than if such Class received principal distributions from other property types as well. However, on and after any Distribution Date on which the Certificate Balances of the Class A-J through S certificates have been reduced to zero, the Class A-1A certificates will receive principal distributions from the collections on the mortgage pool, pro rata, with the
Class A-1, Class A-2, Class A-AB, Class A-3 and Class A-4 Certificates, provided that amounts distributed as principal to the Class A-2 Certificates will first be applied to the Class A-2A Certificates until reduced to zero and then to the
Class A-2B Certificates until reduced to zero, provided further that amounts distributed as principal to the Class A-4 Certificates will first be applied to the Class A-4A Certificates until reduced to zero and then to the Class A-4B
Certificates until reduced to zero. Furthermore, because the amount of principal that will be distributed to the Class A-1, Class A-1A, Class A-2, Class A-AB,
Class A-3 and Class A-4 Certificates will generally be based upon the particular
Loan Group that the related mortgage loan is deemed to be in, the yield on the
Class A-1, Class A-2, Class A-AB, Class A-3 and Class A-4 Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 1 and the yield on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

          Although the borrower under an ARD Loan may have incentives to prepay the ARD Loan on its Anticipated Repayment Date, there is no assurance that the borrower will be able to prepay an ARD Loan on its Anticipated Repayment Date.
The failure of the borrower to prepay an ARD Loan on its Anticipated Repayment
Date will not be an event of default under the terms of that mortgage loan.
However, the Pooling and Servicing Agreement will require action to be taken to enforce the trust's right to apply excess cash flow generated by the mortgaged property to the payment of principal in accordance with the terms of the ARD
Loan documents.

          Prepayments and, assuming the respective maturity dates therefore have not occurred, liquidations of the mortgage loans will result in distributions on the certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans and will tend to shorten the weighted average lives of the Principal Balance Certificates. Any early termination of the trust as described herein under "Description of the Offered
Certificates--Optional Termination" will also shorten the weighted average lives of those certificates then outstanding. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the
Principal Balance Certificates, while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those certificates. See "Servicing of the Mortgage Loans--Mortgage Loan
Modifications" in this prospectus supplement.

          The extent to which the yield to maturity of any offered certificate may vary from the anticipated yield will depend upon the degree to which such certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in turn are distributed or otherwise result in a reduction of the

                                      S-107

aggregate Certificate Balance or Notional Amounts of its Class. An investor should consider, in the case of any such certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

          In general, if an offered certificate is purchased at a discount or premium, the earlier a payment of principal on the mortgage loans is distributed or otherwise results in reduction of the Certificate Balance or Notional Amounts of the related Class, the greater will be the effect on the yield to maturity of such certificate. As a result, the effect on an investor's yield of principal payments on the mortgage loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. Investors in the Class X-2 Certificates should fully consider the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in the failure of such investors to fully recoup their initial investments. With respect to the Class A Senior, Class A-J, Class
B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class
X-1 and Class X-2 Certificates, the allocation of a portion of collected
Prepayment Premiums or Yield Maintenance Charges to the certificates as described herein is intended to mitigate those risks; however, such allocation, if any, may be insufficient to offset fully the adverse effects on yield that such prepayments may have. The Prepayment Premium or Yield Maintenance Charge payable, if any, with respect to any mortgage loan, is required to be calculated as presented in "Appendix II - Certain Characteristics of the Mortgage Loans."

          Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal
Prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

UNPAID DISTRIBUTABLE CERTIFICATE INTEREST

          If the portion of the Available Distribution Amount distributable in respect of interest on any class of certificates on any Distribution Date is less than the Distributable Certificate Interest Amount then payable for that
Class, the shortfall will be distributable to holders of the class of certificates on subsequent Distribution Dates, to the extent of the Available
Distribution Amount. Any such shortfall (which would not include interest shortfalls in connection with a principal prepayment accompanied by less than a full month's interest) will bear interest at the applicable Pass-Through Rate and may adversely affect the yield to maturity of the class of certificates for as long as it is outstanding.

LOSSES AND SHORTFALLS

          The yield to holders of the offered certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Realized Losses and Expense Losses will generally be applied in reverse sequential order, that is, first to the Class S
Certificates, and then to the other respective Classes of Principal Balance
Certificates, in ascending order of Class -- from the Class Q Certificates to the Class B Certificates, then the Class A-J Certificates, then pro rata among the Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3 and Class A-4
Certificates, provided that Realized Losses and Expense Losses allocated to the
Class A-2 Certificates will be applied first to the Class A-2B Certificates until reduced to zero and then to the Class A-2A Certificates until reduced to zero, provided further that Realized Losses and Expense Losses allocated to the
Class A-4 Certificates will be applied first to the Class A-4B Certificates until reduced to zero and then to the Class A-4A Certificates until reduced to zero. As to each of such classes, Realized Losses and Expense Losses will reduce
(i) first, the Certificate Balance of such class until such Certificate Balance is reduced to zero (in the case of the Principal Balance Certificates); (ii)
second, Unpaid Interest owing to such class and (iii) third, Distributable
Certificate Interest Amounts owing to such class, provided, that such reductions shall be allocated among the Class A-1 Certificates, Class A-1A Certificates,
Class A-2 Certificates, Class A-AB Certificates, Class A-3 Certificates and
Class A-4 Certificates, pro rata, and, as to their interest entitlements only, the Class X-1 Certificates and Class X-2 Certificates, pro rata, based upon their outstanding Certificate Balances or accrued interest, as the case may be, provided that such amounts allocated to the Class A-2 Certificates will be applied first to the Class A-2B Certificates

                                      S-108

and then to the Class A-2A Certificates, provided further that such amounts allocated to the Class A-4 Certificates will be applied first to the Class A-4B
Certificates and then to the Class A-4A Certificates. Net Aggregate Prepayment
Interest Shortfalls will be borne by the holders of each class of certificates, pro rata as described herein, in each case reducing interest otherwise payable thereon. Shortfalls arising from delinquencies and defaults, to the extent the applicable master servicer, the trustee or the fiscal agent determines that P&I
Advances would be nonrecoverable, Appraisal Reductions, Expense Losses and
Realized Losses generally will result in, among other things, a shortfall in current or ultimate distributions to the most subordinate class of certificates outstanding.

RELEVANT FACTORS

          The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors including, without limitation, payments of principal arising from repurchases of mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with breaches of representations and warranties and otherwise), prevailing interest rates, the terms of the mortgage loans--for example, provisions prohibiting Principal Prepayments for certain periods and/or requiring the payment of Prepayment Premiums or Yield Maintenance Charges, due-on-sale and due-on-encumbrance provisions, and amortization terms that require Balloon Payments--the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" in this prospectus supplement and "Risk Factors"
in the prospectus.

          The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. A requirement that a prepayment be accompanied by a Prepayment
Premium or Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

          Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

          We make no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

WEIGHTED AVERAGE LIFE

          Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of any Principal
Balance Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected or advanced and applied to reduce the Certificate Balance of such certificate. Furthermore, because the amount of principal that will be distributed to the Class A-1, Class
A-1A, Class A-2A, Class A-2B, Class A-AB, Class A-3, Class A-4A and Class A-4B
Certificates will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the weighted average life on the Class
A-1, Class A-2A, Class A-2B, Class A-AB, Class A-3, Class A-4A and Class A-4B
Certificates will be particularly sensitive to prepayments on mortgage loans in
Loan Group 1 and the weighted average life on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

          Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. The CPR model represents an assumed constant rate of prepayment each month expressed as a percentage of the then outstanding principal balance of all of the mortgage loans, which are past their lock-out, defeasance and yield

                                     S-109

maintenance periods. We make no representation as to the appropriateness of using the CPR model for purposes of analyzing an investment in the offered certificates.

          The following tables indicate the percent of the initial Certificate
Balance of each class of offered certificates (other than the Class X-2
Certificates) after each of the dates shown and the corresponding weighted average life of each such class of the certificates, if the Mortgage Pool were to prepay at the indicated levels of CPR, and sets forth the percentage of the initial Certificate Balance of such certificates that would be outstanding after each of the dates shown. The tables below have also been prepared generally on the basis of the Structuring Assumptions.

          The mortgage loans do not have all of the characteristics of the
Structuring Assumptions. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the
Classes of Certificates analyzed in the tables may mature earlier or later than indicated by the tables and therefore will have a corresponding decrease or increase in weighted average life. Additionally, mortgage loans generally do not prepay at any constant rate. Accordingly, it is highly unlikely that the mortgage loans will prepay in a manner consistent with the Structuring
Assumptions. Furthermore, it is unlikely that the mortgage loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances, and shorten or extend the weighted average lives, shown in the following tables. These variations may occur even if the average prepayment experience of the mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay.

          For the purposes of each table, the weighted average life of a certificate is determined by:

o    multiplying the amount of each reduction in the Certificate Balance thereon by the number of years from the date of issuance of the certificate to the related Distribution Date;

o    summing the results; and

o    dividing the sum by the aggregate amount of the reductions in the
     Certificate Balance of such certificate.

          The characteristics of the mortgage loans differ in substantial respects from those assumed in preparing the tables below, and the tables are presented for illustrative purposes only. In particular, it is unlikely that the
Mortgage Pool will not experience any defaults or losses, or that the Mortgage
Pool or any mortgage loan will prepay at any constant rate. Therefore, there can be no assurance that the mortgage loans will prepay at any particular rate.

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------------------   ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
August 2006                       86%    86%    86%    86%    86%
August 2007                       70%    70%    70%    70%    70%
August 2008                       52%    52%    52%    52%    52%
August 2009                       33%    33%    33%    33%    33%
August 2010                        0%     0%     0%     0%     0%
Weighted average life (years)   2.99   2.96   2.93   2.91   2.90

                                     S-110

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-1A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------------------   ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
August 2006                      100%   100%   100%   100%   100%
August 2007                       99%    99%    99%    99%    99%
August 2008                       98%    98%    98%    98%    98%
August 2009                       97%    97%    97%    97%    97%
August 2010                       56%    56%    56%    56%    56%
August 2011                       55%    55%    55%    55%    55%
August 2012                       54%    54%    54%    54%    54%
August 2013                       53%    53%    53%    53%    53%
August 2014                       52%    52%    51%    51%    50%
August 2015                        0%     0%     0%     0%     0%
Weighted average life (years)   7.38   7.35   7.33   7.29   7.08

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-2A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------------------   ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
August 2006                      100%   100%   100%   100%   100%
August 2007                      100%   100%   100%   100%   100%
August 2008                      100%   100%   100%   100%   100%
August 2009                      100%   100%   100%   100%   100%
August 2010                        0%     0%     0%     0%     0%
Weighted average life (years)   4.92   4.91   4.89   4.84   4.58

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-2B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------------------   ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
August 2006                      100%   100%   100%   100%   100%
August 2007                      100%   100%   100%   100%   100%
August 2008                      100%   100%   100%   100%   100%
August 2009                      100%   100%   100%   100%   100%
August 2010                        0%     0%     0%     0%     0%
Weighted average life (years)   5.01   5.01   5.01   5.01   4.78

                                     S-111

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-AB CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------------------   ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
August 2006                      100%   100%   100%   100%   100%
August 2007                      100%   100%   100%   100%   100%
August 2008                      100%   100%   100%   100%   100%
August 2009                      100%   100%   100%   100%   100%
August 2010                      100%   100%   100%   100%   100%
August 2011                       78%    78%    78%    78%    78%
August 2012                       56%    56%    56%    56%    56%
August 2013                       32%    32%    32%    32%    32%
August 2014                        8%     8%     8%     4%     0%
August 2015                        0%     0%     0%     0%     0%
Weighted average life (years)   7.25   7.25   7.25   7.24   7.23

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-3 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------------------   ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
August 2006                      100%   100%   100%   100%   100%
August 2007                      100%   100%   100%   100%   100%
August 2008                      100%   100%   100%   100%   100%
August 2009                      100%   100%   100%   100%   100%
August 2010                      100%   100%   100%   100%   100%
August 2011                      100%   100%   100%   100%   100%
August 2012                       51%    51%    51%    51%    51%
August 2013                       51%    51%    51%    50%    44%
August 2014                        7%     4%     0%     0%     0%
August 2015                        0%     0%     0%     0%     0%
Weighted average life (years)   7.80   7.76   7.71   7.64   7.33

                                     S-112

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-4A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
August 2006                       100%   100%   100%   100%   100%
August 2007                       100%   100%   100%   100%   100%
August 2008                       100%   100%   100%   100%   100%
August 2009                       100%   100%   100%   100%   100%
August 2010                       100%   100%   100%   100%   100%
August 2011                       100%   100%   100%   100%   100%
August 2012                       100%   100%   100%   100%   100%
August 2013                       100%   100%   100%   100%   100%
August 2014                       100%   100%   100%   100%    98%
August 2015                         0%     0%     0%     0%     0%
Weighted average life (years)    9.66   9.64   9.61   9.58   9.38

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-4B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
August 2006                       100%   100%   100%   100%   100%
August 2007                       100%   100%   100%   100%   100%
August 2008                       100%   100%   100%   100%   100%
August 2009                       100%   100%   100%   100%   100%
August 2010                       100%   100%   100%   100%   100%
August 2011                       100%   100%   100%   100%   100%
August 2012                       100%   100%   100%   100%   100%
August 2013                       100%   100%   100%   100%   100%
August 2014                       100%   100%   100%   100%   100%
August 2015                         0%     0%     0%     0%     0%
Weighted average life (years)    9.84   9.82   9.79   9.75   9.50

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-J CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
August 2006                       100%   100%   100%   100%   100%
August 2007                       100%   100%   100%   100%   100%
August 2008                       100%   100%   100%   100%   100%
August 2009                       100%   100%   100%   100%   100%
August 2010                       100%   100%   100%   100%   100%
August 2011                       100%   100%   100%   100%   100%
August 2012                       100%   100%   100%   100%   100%
August 2013                       100%   100%   100%   100%   100%
August 2014                       100%   100%   100%   100%   100%
August 2015                         0%     0%     0%     0%     0%
Weighted average life (years)    9.92   9.92   9.89   9.85   9.62

                                     S-113

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
August 2006                       100%   100%   100%   100%   100%
August 2007                       100%   100%   100%   100%   100%
August 2008                       100%   100%   100%   100%   100%
August 2009                       100%   100%   100%   100%   100%
August 2010                       100%   100%   100%   100%   100%
August 2011                       100%   100%   100%   100%   100%
August 2012                       100%   100%   100%   100%   100%
August 2013                       100%   100%   100%   100%   100%
August 2014                       100%   100%   100%   100%   100%
August 2015                         0%     0%     0%     0%     0%
Weighted average life (years)    9.92   9.92   9.92   9.92   9.67

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
August 2006                       100%   100%   100%   100%   100%
August 2007                       100%   100%   100%   100%   100%
August 2008                       100%   100%   100%   100%   100%
August 2009                       100%   100%   100%   100%   100%
August 2010                       100%   100%   100%   100%   100%
August 2011                       100%   100%   100%   100%   100%
August 2012                       100%   100%   100%   100%   100%
August 2013                       100%   100%   100%   100%   100%
August 2014                       100%   100%   100%   100%   100%
August 2015                         0%     0%     0%     0%     0%
Weighted average life (years)    9.92   9.92   9.92   9.92   9.67

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
August 2006                       100%   100%   100%   100%   100%
August 2007                       100%   100%   100%   100%   100%
August 2008                       100%   100%   100%   100%   100%
August 2009                       100%   100%   100%   100%   100%
August 2010                       100%   100%   100%   100%   100%
August 2011                       100%   100%   100%   100%   100%
August 2012                       100%   100%   100%   100%   100%
August 2013                       100%   100%   100%   100%   100%
August 2014                       100%   100%   100%   100%   100%
August 2015                         0%     0%     0%     0%     0%
Weighted average life (years)    9.92   9.92   9.92   9.92   9.67

                                     S-114

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS E CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
August 2006                       100%   100%   100%   100%   100%
August 2007                       100%   100%   100%   100%   100%
August 2008                       100%   100%   100%   100%   100%
August 2009                       100%   100%   100%   100%   100%
August 2010                       100%   100%   100%   100%   100%
August 2011                       100%   100%   100%   100%   100%
August 2012                       100%   100%   100%   100%   100%
August 2013                       100%   100%   100%   100%   100%
August 2014                       100%   100%   100%   100%   100%
August 2015                         0%     0%     0%     0%     0%
Weighted average life (years)    9.92   9.92   9.92   9.92   9.67

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS F CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
August 2006                       100%   100%   100%   100%   100%
August 2007                       100%   100%   100%   100%   100%
August 2008                       100%   100%   100%   100%   100%
August 2009                       100%   100%   100%   100%   100%
August 2010                       100%   100%   100%   100%   100%
August 2011                       100%   100%   100%   100%   100%
August 2012                       100%   100%   100%   100%   100%
August 2013                       100%   100%   100%   100%   100%
August 2014                       100%   100%   100%   100%   100%
August 2015                         0%     0%     0%     0%     0%
Weighted average life (years)    9.92   9.92   9.92   9.92   9.67

CLASS X-2 CERTIFICATES

          The yield to maturity on the Class X-2 Certificates will be sensitive to the rate and timing of principal payments (including both voluntary and involuntary prepayments) on the mortgage loans and to the default and loss experience on the mortgage loans. Accordingly, investors in the Class X-2
Certificates should fully consider the associated risks, including the risk that an extremely rapid rate of prepayment of the mortgage loans could result in the failure of such investors to recoup their initial investments. Any allocation of a portion of collected Prepayment Premiums or Yield Maintenance Charges to the
Class X-2 Certificates as described herein may be insufficient to offset fully the adverse effects on the yield on such class of certificates that the related prepayments may otherwise have. Moreover, because the mortgage loans represent non-recourse obligations of the borrowers, no assurance can be given that the borrowers will have sufficient funds available to pay all or any portion of any required Prepayment Premium or Yield Maintenance Charge in the case of a default, or that, in the case of a foreclosure, foreclosure proceeds will be sufficient or available to permit recovery of the Prepayment Premium or Yield
Maintenance Charge. No assurances are given that the obligation to pay any
Prepayment Premium or Yield Maintenance Charge will be enforceable. The yield to maturity on the Class X-2 Certificates will also be adversely affected by the trust's receipt of insurance proceeds in connection with a casualty loss on a mortgaged property (for which no Prepayment Premium or Yield Maintenance Charge will be due). In addition, the yield to maturity on the Class X-2 Certificates may be adversely affected if an optional termination of the trust occurs.

                                     S-115

          The following tables indicate the approximate pre-tax yield to maturity on the Class X-2 Certificates for the specified CPR and Constant
Default Rate ("CDR") percentages, stated on a corporate bond equivalent ("CBE")
basis. For purposes of preparing the tables it was assumed that (i) unless otherwise indicated, the Structuring Assumptions referred to above apply and the initial Notional Amount and initial Pass-Through Rate of the Class X- 2
Certificates are as set forth herein and (ii) the purchase price (excluding accrued interest) for the Class X-2 Certificates, expressed as a percentage of the Notional Amount thereof, is as specified below. In addition, all of the following scenarios assume (i) the immediate occurrence of defaults, (ii) the recovery of 65% of the defaulted amount after 12 months, (iii) 100% advancing,
(iv) the CPR percentages are applied to loans which were past their lock-out, defeasance and yield maintenance periods, and (v) that the right of optional termination is exercised.

                         PRE-TAX YIELD TO MATURITY (CBE)
                          OF THE CLASS X-2 CERTIFICATES

PREPAYMENT ASSUMPTION          100% CPR   100% CPR   100% CPR
DEFAULT RATE ASSUMPTION          0% CDR     7% CDR    14% CDR
----------------------------   --------   --------   --------
ASSUMED TOTAL PURCHASE PRICE
(EXCLUDING ACCRUED INTEREST)

           2.2851%              5.5956%    5.3616%    1.0043%
           2.3476%              4.7790%    4.5437%    0.1761%
           2.4101%              3.9961%    3.7596%   -0.6176%

          The pre-tax yields to maturity set forth in the preceding table were calculated by determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on the Class X-2 Certificates (that is, interest and Prepayment Premiums, if any, collected as described above), would cause the discounted present value of such assumed cash flows to equal the assumed purchase price thereof plus accrued interest, and by converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class X-2
Certificates and consequently do not purport to reflect the return on any investment in the Class X-2 Certificates when such reinvestment rates are considered.

          Notwithstanding the assumed prepayment and default rates reflected in the foregoing table, it is highly unlikely that the mortgage loans will be prepaid or default according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class X-2 Certificates is likely to differ from those shown in the table, even if all of the mortgage loans prepay at the indicated
CPRs and default at the indicated CDRs over any given time period or over the entire life of the Class X-2 Certificates. CDR represents an assumed constant rate of default each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans.

          As described herein, the amounts payable with respect to the Class X-2
Certificates consist only of interest. If all of the mortgage loans were to prepay in the initial month, with the result that holders of the Class X-2
Certificates receive only a single month's interest and thus suffer a nearly complete loss of their investment, all amounts "due" to such Certificateholders would nevertheless have been paid, and such result will be consistent with the
"AAA/AAA/AAA" ratings received on the Class X-2 Certificates. The related
Notional Amount upon which interest in respect of the Class X-2 Certificates is calculated will be reduced by the allocation of Realized Losses, Expense Losses and prepayments of principal, whether voluntary or involuntary. The ratings do not address the timing or magnitude of reductions of such Notional Amount, but only the obligation to pay interest timely on such Notional Amount of such
Certificates as so reduced from time to time. Accordingly, the ratings of the
Class X-2 Certificates should be evaluated independently from similar ratings on other types of securities.

                                      S-116

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

          The Mortgage Pool will consist of one hundred seventy-seven (177)
fixed-rate, first mortgage loans with an aggregate Cut-off Date Balance of
$2,754,054,199, subject to a permitted variance of plus or minus 5%. The Cut-off
Date Balances of the mortgage loans range from $1,269,680 to $340,000,000, and the mortgage loans have an average Cut-off Date Balance of $15,559,628.

          For purposes of calculating distributions on certain classes of certificates, the mortgage loans in the pool of mortgage loans backing the offered certificates will be divided into Loan Group 1 and Loan Group 2.

          Loan Group 1 will consist of all of the mortgage loans that are secured by property types other than multifamily and seven (7) mixed use properties, together with one (1) mortgage loan secured by multifamily properties. Loan Group 1 will consist of one hundred fifty-one (151) mortgage loans, with an Initial Loan Group 1 Balance of $2,435,219,846, subject to a permitted variance of plus or minus 5%. Loan Group 1 represents approximately
88.4% of the Initial Pool Balance.

          Loan Group 2 will consist of twenty-four (24) of the mortgage loans that are secured by multifamily properties and two (2) of the mortgage loans that are secured by mixed use properties and have an Initial Loan Group 2
Balance of $318,834,354, subject to a permitted variance of plus or minus 5%.
Loan Group 2 represents approximately 11.6% of the Initial Pool Balance and approximately 43.8% of the principal balance of all the mortgage loans secured by multifamily and mixed use properties.

          The Cut-off Date Balances of the mortgage loans in Loan Group 1 range from $1,269,680 to $340,000,000 and the mortgage loans in Loan Group 1 had an average Cut-off Date Balance of $16,127,284. The Cut-off Date Balances of the
mortgage loans in Loan Group 2 range from $1,715,775 to $82,750,000 and the mortgage loans in Loan Group 2 had an average Cut-off Date Balance of
$12,262,860.

          Generally, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, multiple mortgaged properties securing a single mortgage loan have been treated as multiple cross-collateralized and cross-defaulted mortgage loans, each secured by one of the related mortgaged properties and each having a principal balance in an amount equal to an allocated portion of the aggregate indebtedness represented by such obligation. In addition, for purposes of the presentation of Mortgage
Pool information in this prospectus supplement, certain multiple mortgaged properties securing a single mortgage loan were treated as a single mortgaged property if, generally, such mortgaged properties were in close proximity to each other and economically dependent upon each other in order to provide sufficient income to pay debt service on the related mortgage loan. All numerical information concerning the mortgage loans contained in this prospectus supplement is approximate.

          The mortgage loans were originated between July 27, 2004 and July 14,
2005. As of the Cut-off Date, none of the mortgage loans was 30 days or more delinquent, or had been 30 days or more delinquent during the 12 calendar months preceding the Cut-off Date. Brief summaries of the material terms of the mortgage loans associated with the ten (10) largest mortgage loans (including crossed mortgage loans) in the Mortgage Pool are contained in Appendix IV attached.

          Five hundred forty-one (541) mortgaged properties, securing mortgage loans representing 87.2% of the Initial Pool Balance (which include five hundred twelve (512) mortgage properties in Loan Group 1, representing 85.5% of the
Initial Loan Group 1 Balance, and twenty-nine (29) mortgaged properties in Loan
Group 2, representing 100.0% of the Initial Loan Group 2 Balance), are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in such mortgaged property. Five (5)
mortgaged properties, securing mortgage loans representing 11.9% of the Initial
Pool Balance (and representing 13.5% of the Initial Loan Group 1 Balance), are subject to a leasehold mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee interest in a portion of such mortgaged property and a leasehold interest in the remaining portion of that same property. Three (3) mortgaged properties, securing mortgage loans representing

                                      S-117

0.9% of the Initial Pool Balance (and representing 1.0% of the Initial Loan
Group 1 Balance), are subject to a leasehold mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a leasehold interest in such mortgaged property.

          On the Closing Date, we will acquire the mortgage loans from the mortgage loan sellers, in each case pursuant to a Mortgage Loan Purchase
Agreement to be entered into between us and the particular seller. We will then transfer the mortgage loans, without recourse, to the trustee for the benefit of the Certificateholders. See "--The Sellers" and "--Sale of the Mortgage Loans"
below.

MATERIAL TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage Rates; Calculations of Interest

          The mortgage loans bear interest at mortgage rates that will remain fixed for their entire terms. Other than ARD Loans, no mortgage loan permits negative amortization or the deferral of accrued interest. One hundred seventy-six (176) mortgage loans, representing 99.5% of the Initial Pool Balance
(which include one hundred fifty (150) mortgage loans in Loan Group 1, representing 99.4% of the Initial Loan Group 1 Balance, and twenty-six (26)
mortgage loans in Loan Group 2, representing 100.0% of the Initial Loan Group 2
Balance), accrue interest on the basis of the actual number of days elapsed each month in a 360-day year. One (1) mortgage loan, representing 0.5% of the Initial
Pool Balance (and representing 0.6% of the Initial Loan Group 1 Balance), accrues interest on the basis of a 360-day year consisting of twelve 30-day months.

Property Types

          The mortgage loans consist of the following property types:

o    Retail - two hundred seventy-three (273) of the mortgaged properties, which secure 35.2% of the Initial Pool Balance, are retail properties;

o    Office - thirty-two (32) of the mortgaged properties, which secure 23.3% of the Initial Pool Balance, are office properties;

o    Mixed Use - nine (9) of the mortgaged properties, which secure 15.3% of the
     Initial Pool Balance, are mixed use properties;

o    Multifamily - thirty-three (33) the mortgaged properties, which secure
     11.2% of the Initial Pool Balance, are multifamily properties;

o    Self Storage - one hundred seventy-two (172) of the mortgaged properties, which secure 8.2% of the Initial Pool Balance, are self storage properties;

o    Hospitality - eighteen (18) of the mortgaged properties, which secure 3.9%
     of the Initial Pool Balance, are hospitality properties;

o    Industrial/Warehouse - eleven (11) of the mortgaged properties, which secure 2.8% of the Initial Pool Balance, are industrial/warehouse properties; and

o    RV Park - one (1) of the mortgaged properties, which secures 0.1% of the
     Initial Pool Balance, is a recreational vehicle park property.

          For information regarding the property types in Loan Group 1 or Loan
Group 2, see Appendix I to this prospectus supplement.

                                      S-118

Property Location

          The following geographic areas contain the largest concentrations of mortgaged properties securing the mortgage loans: New York, California, Florida,
Texas and New Mexico.

          o    Twenty-four (24) mortgaged properties, representing security for
               28.3% of the Initial Pool Balance, are located in New York;

          o    Forty-four (44) mortgaged properties, representing security for
               14.7% of the Initial Pool Balance, are located in California. Of the mortgaged properties located in California, nineteen (19) of such mortgaged properties, representing security for 8.5% of the
               Initial Pool Balance, are located in Northern California, and twenty-five (25) mortgaged properties, representing security for
               6.2% of the Initial Pool Balance, are located in Southern
               California. Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below;

          o    Twenty-nine (29) mortgaged properties, representing security for
               9.4% of the Initial Pool Balance, are located in Florida;

          o    One hundred thirty-two (132) mortgaged properties, representing security for 6.3% of the Initial Pool Balance, are located in
               Texas; and

          o    Eight (8) mortgaged properties, representing security for 4.8% of the Initial Pool Balance, are located in New Mexico.

          For information regarding the location of the properties securing the mortgage loans included in Loan Group 1 and Loan Group 2, see Appendix I to this prospectus supplement.

Due Dates

          One hundred fifty-six (156) of the mortgage loans, representing 55.0%
of the Initial Pool Balance (which include one hundred thirty-seven (137)
mortgage loans in Loan Group 1, representing 56.1% of the Initial Loan Group 1
Balance, and nineteen (19) mortgage loans in Loan Group 2, representing 47.1% of the Initial Loan Group 2 Balance), have Due Dates on the 1st day of each calendar month. Ten (10) of the mortgage loans, representing 11.4% of the
Initial Pool Balance (which include seven (7) mortgage loans in Loan Group 1, representing 10.6% of the Initial Loan Group 1 Balance, and three (3) mortgage loans in Loan Group 2, representing 16.9% of the Initial Loan Group 2 Balance), have Due Dates on the 5th day of each calendar month. One (1) of the mortgage loans, representing 4.7% of the Initial Pool Balance (and representing 5.3% of the Initial Loan Group 1 Balance), has a Due Date on the 6th day of each calendar month. Two (2) of the mortgage loans representing 13.3% of the Initial
Pool Balance (and representing 15.1% of the Initial Loan Group 1 Balance), have
Due Dates on the 7th day of each calendar month. Eight (8) of the mortgage loans representing 15.6% of the Initial Pool Balance (which include four (4) mortgage loans in Loan Group 1, representing 12.9% of the Initial Loan Group 1 Balance, and four (4) mortgage loans in Loan Group 2, representing 36.0% of the Initial
Loan Group 2 Balance), have Due Dates on the 8th day of each calendar month. The mortgage loans have various grace periods prior to the imposition of late payment charges including one hundred sixty-five (165) mortgage loans, representing 97.0% of the Initial Pool Balance (which include one hundred forty-four (144) mortgage loans in Loan Group 1, representing 98.1% of the
Initial Loan Group 1 Balance, and twenty-one (21) mortgage loans in Loan Group
2, representing 88.8% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of either 0 to 5 calendar days or 5 business days, nine (9) mortgage loan, representing 1.8% of the Initial
Pool Balance (which include seven (7) mortgage loans in Loan Group 1, representing 1.9% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 1.1% of the Initial Loan Group 2 Balance), with a grace period of 7 days and three (3) mortgage loans, representing 1.2% of the Initial Pool Balance (and representing 10.1% of the Initial Loan Group 2
Balance), with a grace period of 15 days.

                                      S-119

Amortization

          The mortgage loans have the following amortization features:

          o    One hundred seventy-seven (177) of the mortgage loans,
               representing 100.0% of the Initial Pool Balance (which include one hundred fifty-one (151) mortgage loans in Loan Group 1, representing 100.0% of the Initial Loan Group 1 Balance, and twenty-six (26) mortgage loans in Loan Group 2, representing
               100.0% of the Initial Loan Group 2 Balance), are Balloon Loans.
               Five (5) of these mortgage loans, representing 8.5% of the
               Initial Pool Balance (which include three (3) mortgage loans in
               Loan Group 1, representing 8.0% of the Initial Loan Group 1
               Balance, and two (2) mortgage loans in Loan Group 2, representing
               12.2% of the Initial Loan Group 2 Balance), are ARD loans. The amount of the Balloon Payments on those mortgage loans that accrue interest on a basis other than a 360-day year consisting of 30-day months will be greater, and the actual amortization terms will be longer, than would be the case if such mortgage loans accrued interest on the basis of a 360-day year consisting of 30-day months as a result of the application of interest and principal on such mortgage loans over time. See "Risk Factors."

Interest Only Loans

          As of the Cut-off Date, the mortgage loans had the following additional characteristics:

          o    Twelve (12) mortgage loans, representing 41.0% of the Initial
               Pool Balance (which include ten (10) mortgage loans in Loan Group
               1, representing 41.5% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 37.2% of the
               Initial Loan Group 2 Balance), provide for monthly payments of interest only for their entire respective terms.

          o    Forty-four (44) mortgage loans, representing 17.4% of the Initial
               Pool Balance (which include thirty-six (36) mortgage loans in
               Loan Group 1, representing 15.8% of the Initial Loan Group 1
               Balance, and eight (8) mortgage loans in Loan Group 2,
               representing 29.8% of the Initial Loan Group 2 Balance), provide for monthly payments of interest only for a portion of their respective terms and then provide for the monthly payment of principal and interest over their respective remaining terms.

Prepayment Restrictions

          As of the Cut-off Date, the following prepayment restrictions applied to the mortgage loans:

          o    One hundred forty (140) mortgage loans, representing 80.5% of the
               Initial Pool Balance (which include one hundred seventeen (117)
               mortgage loans in Loan Group 1, representing 83.0% of the Initial
               Loan Group 1 Balance, and twenty-three (23) mortgage loans in
               Loan Group 2, representing 61.8% of the Initial Loan Group 2
               Balance), prohibit voluntary principal prepayments during the
               Lock-out Period, but permit the related borrower, after an initial period of at least two years following the date of issuance of the certificates, to defease the loan by pledging direct, non-callable United States Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage.

          o    Twenty-four (24) mortgage loans, representing 14.8% of the
               Initial Pool Balance (which include twenty-three (23) mortgage loans in Loan Group 1, representing 15.3% of the Initial Loan
               Group 1 Balance, and one (1) mortgage loan in Loan Group 2, representing 11.3% of the Initial Loan Group 2 Balance), prohibit voluntary principal prepayments during a Lock-out Period, and following the Lock-out Period provides for a Prepayment Premium or Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid.

          o    One (1) mortgage loan, representing 3.0% of the Initial Pool
               Balance (and representing 26.0% of the Initial Loan Group 2
               Balance), prohibits voluntary principal prepayments during a
               Lock-out Period, and following the Lock-out Period to and
               including the twenty-sixth (26) monthly payment date permits
               (after an initial period of at least two years following the date of issuance of the certificates) voluntary principal prepayments if accompanied by a payment in an amount equal to the greater of
               a

                                      S-120

               yield maintenance formula and 1% of the amount prepaid, and on the twenty-seventh (27) monthly payment date to and including the fifty-third (53) monthly payment date permits the related
               borrower to defease the loan by pledging direct, non-callable
               United States Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage or prepay during such period if such payment is accompanied by a payment in an amount equal to the greater of a yield maintenance formula and
               1% of the amount prepaid.

          o    Eleven (11) mortgage loan, representing 1.6% of the Initial Pool
               Balance (which include ten (10) mortgage loans in Loan Group 1, representing 1.7% of the Initial Loan Group 1 Balance, and one
               (1) mortgage loan in Loan Group 2, representing 0.9% of the
               Initial Loan Group 2 Balance), permit the related borrower to defease the loan after a Lock-out Period or prepay after such
               Lock-out Period with payment of the greater of a yield
               maintenance and 1% of the amount prepaid.

          o    One (1) mortgage loan, representing 0.1% of the Initial Pool
               Balance (and representing 0.1% of the Initial Loan Group 1
               Balance), prohibits voluntary principal prepayments during a
               Lock-out Period, and following the Lock-out Period permits voluntary principal prepayments if accompanied by a Yield
               Maintenance Charge calculated on the basis of a yield maintenance formula.

          With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include provisions described below:

          o    Ten (10) mortgage loans, representing 17.2% of the Initial Pool
               Balance (which include nine (9) mortgage loans in Loan Group 1, representing 16.0% of the Initial Loan Group 1 Balance, and one
               (1) mortgage loan in Loan Group 2, representing 26.0% of the
               Initial Loan Group 2 Balance), permit the release of a portion of the collateral, if there is a defeasance of a portion of the mortgage loans in connection with such release, in amounts ranging from 100% to 125% of the allocated loan amount of the collateral being released.

          o    One (1) mortgage loan, representing 0.6% of the Initial Pool
               Balance (and representing 0.7% of the Initial Loan Group 1
               Balance), and secured by multiple mortgaged properties, permits the release of a portion of the collateral from the lien of the mortgage, upon prepayment of an amount of 110% of the allocated loan amount of the collateral being released.

          o    One (1) mortgage loan, representing 0.5% of the Initial Pool
               Balance (and representing 0.6% of the Initial Loan Group 1
               Balance), permits the release of a portion of the mortgaged property from the lien of the mortgage, subject to the payment of a yield maintenance charge calculated on the greater of a yield maintenance and 1% of 125 % of the remaining balance on the mortgage loan after such prepayment.

          o    One (1) mortgage loan, representing 0.3% of the Initial Pool
               Balance (and representing 0.3% of the Initial Loan Group 1
               Balance), permits the release of a portion of the mortgaged property from the lien of the mortgage, subject to the payment of a prepayment premium or Yield Maintenance Charge calculated on the greater of a Yield Maintenance Charge and 1% of $3,100,000.

          The method of calculation of any Prepayment Premium or Yield
Maintenance Charge will vary for any mortgage loan as presented in "Appendix II
- Certain Characteristics of the Mortgage Loans."

Non-Recourse Obligations

          The mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related mortgage loan, the holder of the mortgage loan may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the mortgage loans to be non-recourse. None of the mortgage loans is insured or guaranteed by any mortgage loan seller or any of their affiliates, the United States, any government entity or instrumentality, mortgage insurer or any other person.

                                      S-121

"Due-on-Sale" and "Due-on-Encumbrance" Provisions

          The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related mortgage loan, any Serviced Companion Mortgage Loan or any B Note if the
borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, the mortgage loans, any Serviced Companion
Mortgage Loan and any B Note generally permit transfers of the related mortgaged property, subject to reasonable approval of the proposed transferee by the holder of the mortgage, and the Operating Adviser, payment of an assumption fee, which may be waived by a master servicer or the special servicer, as the case may be, or, if collected, will be paid to the applicable master servicer or the special servicer as additional servicing compensation, and certain other conditions.

          In addition, some of the mortgage loans, any Serviced Companion
Mortgage Loans and any B Notes permit the borrower to transfer the related mortgaged property or interests in the borrower to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, or other unrelated parties, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan, Serviced Companion
Mortgage Loan or B Note documents and/or as determined by the applicable master servicer. Subject to the Operating Adviser's right to consent, the applicable master servicer or the special servicer, as the case may be, will determine, in a manner consistent with the Servicing Standard, whether to exercise any right it may have under any such clause to accelerate payment of the related mortgage loan (other than with respect to a Non-Serviced Mortgage Loan), Serviced
Companion Mortgage Loan or B Note upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the Pooling and Servicing Agreement.

Subordinate and Other Financing

          Ten (10) of the mortgage loans, representing 14.1% of the Initial Pool
Balance (which include nine (9) mortgage loans in Loan Group 1, representing
15.4% of the Initial Loan Group 1 Balance, and one (1) mortgage loans in Loan
Group 2, representing 4.2% of the Initial Loan Group 2 Balance), currently have additional financing in place which is secured by the mortgaged property or properties related to such mortgage loan. With respect to certain of these mortgage loans, the lender of the additional secured financing has contractually subordinated all of its rights to the lender under the relevant mortgage loan included in the trust. Mortgage Loan Nos. 3-163 (the "U-Haul Portfolio Pari
Passu Loan") which has an outstanding principal balance as of the Cut-off Date of $194,727,099, is secured by the related mortgaged properties on a pari passu basis with other notes that are not included in the trust and had an aggregate original principal balance of $45,000,000. In addition, with respect to the
U-Haul Portfolio Pari Passu Loan, it is anticipated that a mezzanine loan in the original principal amount of $50,000,000 will be originated, secured by the ownership interests of certain indirect owners of the related borrower, with an initial advance of $20,000,000. An affiliate of CWCapital Asset Management LLC, the special servicer, is expected to purchase the mezzanine debt in August 2005.
The mezzanine borrower will be entitled to request additional advances under the mezzanine loan documents aggregating not in excess of $30,000,000, which the mezzanine lender may make available in its sole and absolute discretion and subject to such conditions as the mezzanine lender elects in its sole and absolute discretion. Mortgage Loan No. 165 (the "Coronado Center Mortgage
Loan"), which has an outstanding principal balance as of the Cut-off Date of
$129,709,589, is secured by the related mortgaged property, which also secures a subordinated B Note (the "Coronado Center B Note") that had an original principal balance of $49,000,000. Mortgage Loan No. 181 (the "County Line
Commerce Center Mortgage Loan"), which has an outstanding principal balance as of the Cut-off Date of $26,442,934, is secured by the related mortgaged property, which also secures a subordinated B Note (the "County Line Commerce
Center B Note") that had an original principal balance of $3,000,000. Mortgage
Loan Nos. 182-373 (the "FRIS Chkn Portfolio Pari Passu Loan") which has an outstanding principal balance as of the Cut-off Date of $24,902,989, is secured by the related mortgaged property on a pari passu basis with other notes that are not included in the trust and had an aggregate original principal balance of
$25,000,000, and which also secures a subordinated B Note (the "FRIS Chkn
Portfolio B Note") that had an aggregate original outstanding principal balance of $25,000,000. See "Servicing of the Mortgage Loans--Servicing of the U-Haul
Portfolio Pari Passu Loan, the Coronado Center Loan Group, the County Line
Commerce Center Loan Group and the FRIS Chkn Portfolio Loan Group" in this prospectus supplement.

          Seven (7) of the mortgage loans, representing 12.8% of the Initial
Pool Balance (which include four (4) mortgage loans in Loan Group 1, representing 13.0% of the Initial Loan Group 1 Balance, and three (3) mortgage

                                      S-122

loans in Loan Group 2, representing 11.4% of the Initial Loan Group 2 Balance), are secured by mortgaged property that currently has additional financing in place that is not secured by that mortgaged property. With respect to Mortgage
Loan No. 2, 380, 397, 403, 440 and 443 there is related mezzanine financing in the aggregate original principal amount of $18,297,511, $2,000,000, $1,400,000,
$356,000, $880,000 and $500,000, respectively. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional financing that is not secured by the mortgaged property.

          Twenty-two (22) of the mortgage loans, representing 21.1% of the
Initial Pool Balance (which include nineteen (19) mortgage loans in Loan Group
1, representing 21.9% of the Initial Loan Group 1 Balance, and three (3)
mortgage loans in Loan Group 2, representing 14.7% of the Initial Loan Group 2
Balance), permit the borrower to enter into additional financing that is not secured by the mortgaged property (or to retain unsecured debt existing at the time of the origination of such loan) and/or permit the owners of the borrower to enter into financing that is secured by a pledge of equity interests in the borrower (either currently or upon a sale of the mortgaged property or an assumption of the related mortgage loan). In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

          One (1) of the mortgage loans, representing 0.3% of the Initial Pool
Balance (and representing 0.4% of the initial outstanding loan group 1 balance), permits the related borrower to enter into additional subordinate financing that is secured by the mortgaged property, provided that certain DSCR and LTV tests are satisfied. With respect to Mortgage Loan No. 431, subordinate financing is allowed if the combined LTV does not exceed 66.5% and the combined DSCR is greater that 1.25x (based on the actual loan constant) or 0.90x (based on a 10%
loan constant).

          We make no representation as to whether any other secured subordinate financing currently encumbers any mortgaged property or whether a third-party holds debt secured by a pledge of an equity ownership interest in a related borrower. See "Legal Aspects of The Mortgage Loans and the Leases--Subordinate
Financing" in the prospectus and "Risk Factors--A Borrower's Other Loans May
Reduce The Cash Flow Available To The Mortgaged Property Which May Adversely
Affect Payment On Your Certificates" in this prospectus supplement.

          Generally all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property.

          For further information with respect to subordinate and other financing, see Appendix II.

The 1500 Broadway Mortgage Loan

          Mortgage Loan No. 2, which consists of a note with an outstanding principal balance as of the Cut-off Date of $287,000,000 (the "1500 Broadway
Mortgage Loan"), representing 10.4% of the Initial Pool Balance, is secured by the related mortgaged property. Additional mezzanine financing (the "1500
Broadway Mezzanine Loan") is in place with an original principal amount of
$18,297,511 that is secured by pledges of the equity interests in the borrower under the 1500 Broadway Mortgage Loan.

          Rights of the Holder of 1500 Broadway Mezzanine Loan

          Pursuant to the terms of an intercreditor agreement, the holder of the
1500 Broadway Mezzanine Loan has certain rights with respect to the 1500
Broadway Mortgage Loan, including, among others, the following:

          Option to Cure Defaults Under 1500 Broadway Mortgage Loan. The holder of the 1500 Broadway Mezzanine Loan has the right to cure monetary events of default under the 1500 Broadway Mortgage Loan within five (5) business days of notice of the subject event of default from the holder of the 1500 Broadway
Mortgage Loan but may not cure the failure to pay monthly scheduled debt service payments under the 1500 Broadway Mortgage Loan for a period of more than 6 consecutive months. The holder of the 1500 Broadway Mezzanine Loan also has the right to cure non-monetary events of default with respect to the 1500 Broadway
Mortgage Loan within any applicable grace period for the subject event of default or such additional period as is reasonably necessary for the

                                      S-123

holder of the 1500 Broadway Mezzanine Loan to cure the non-monetary event of default if it cannot reasonably be cured within the applicable grace period so long as such additional cure period does not exceed 90 days. If ownership of the equity interests pledged as collateral for the 1500 Broadway Mezzanine Loan is necessary to cure any non-monetary event of default under the 1500 Broadway
Mortgage Loan, the 90-day period is extended for the additional time that is reasonably necessary to gain ownership of the equity interests.

          Option to Purchase the 1500 Broadway Mortgage Loan. The holder of the
1500 Broadway Mezzanine Loan has the right, (i) at any time that the 1500
Broadway Mortgage Loan is accelerated or (ii) any proceeding to foreclose or otherwise enforce the 1500 Broadway Mortgage Loan or other security for the 1500
Broadway Mortgage Loan has been commenced, to purchase the 1500 Broadway
Mortgage Loan, at a price generally equal to the unpaid principal balance of the
1500 Broadway Mortgage Loan, plus accrued and unpaid interest on the 1500
Broadway Mortgage Loan at, plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances and any liquidation fee payable with respect to the 1500 Broadway
Mortgage Loan pursuant to the Pooling and Servicing Agreement.

          Consultation Rights. The holder of the 1500 Broadway Mortgage Loan is required to consult with the holder of the 1500 Broadway Mezzanine Loan in connection with the leasing of the mortgaged property or making alterations to the mortgaged property if the related borrower is required to obtain the consent of both the holder of the 1500 Broadway Mortgage Loan and the holder of the 1500
Broadway Mezzanine Loan with respect to such leasing or alteration. Generally, the holder of the 1500 Broadway Mezzanine Loan will not unreasonably withhold its consent to any such lease or alteration if the holder of the 1500 Broadway mortgage Loan approves such lease or alteration.

The Hunters Run Mortgage Loan

          Mortgage Loan No. 403, which consists of a note with an outstanding principal balance as of the Cut-off Date of $14,315,000 (the "Hunters Run
Mortgage Loan"), representing 0.5% of the Initial Pool Balance, is secured by the related mortgaged property. The mortgaged property securing the Hunters Run
Mortgage Loan also currently has additional mezzanine financing (the "Hunters
Run Mezzanine Loan") in place with an original principal amount of $356,000 that is not secured by such property. Under the related intercreditor agreement, the holder of the Hunters Run Mezzanine Note shall have the same period of time as the Hunters Run Mortgage Loan borrower to cure defaults with respect to Hunters
Run Mortgage Loan.

The Mission Bay Apartments Mortgage Loan

          Mortgage Loan No. 397, which consists of a note with an outstanding principal balance as of the Cut-off Date of $15,000,000 (the "Mission Bay
Apartments Mortgage Loan"), representing 0.5% of the Initial Pool Balance, is secured by the related mortgaged property. The mortgaged property securing the
Mission Bay Apartments Mortgage Loan also currently has additional mezzanine financing (the "Mission Bay Apartments Mezzanine Loan") in place with an original principal amount of $1,400,000 that is not secured by such property.
Under the related intercreditor agreement, the holder of the Mission Bay
Apartments Mezzanine Note shall have the same period of time as the Mission Bay
Apartments Mortgage Loan borrower to cure defaults with respect to Mission Bay
Apartments Mortgage Loan.

The 115 East Moshula Parkway Mortgage Loan

          Mortgage Loan No. 440, which consists of a note with an outstanding principal balance as of the Cut-off Date of $7,040,000 (the "115 East Moshula
Parkway Mortgage Loan"), representing 0.3% of the Initial Pool Balance, is secured by the related mortgaged property. The mortgaged property securing the
115 East Moshula Parkway Mortgage Loan also currently has additional mezzanine financing (the "115 East Moshula Parkway Mezzanine Loan") in place with an original principal amount of $880,000 that is not secured by such property.

                                      S-124

          Rights of the Holder of 115 East Moshula Parkway Mezzanine Loan

          Pursuant to the terms of an intercreditor agreement, the holder of the
115 East Moshula Parkway Mezzanine Loan has certain rights with respect to the
115 East Moshula Parkway Mortgage Loan, including, among others, the following:

          Option to Purchase the 115 East Moshula Parkway Mortgage Loan. If (a)
115 East Moshula Parkway Mortgage Loan has been accelerated, (b) any 115 East
Moshula Parkway Enforcement Action has been commenced and is continuing, or (c)
the 115 East Moshula Parkway Mortgage Loan is a Specially Serviced Mortgage Loan
under the Pooling and Servicing Agreement (each a "115 East Moshula Parkway
Mortgage Loan Purchase Option Event"), upon ten business days prior written notice, the holder of the 115 East Moshula Parkway Mezzanine Loan has the right to purchase, in whole but not in part, the 115 East Moshula Parkway Mortgage
Loan for a price equal to the outstanding balance of the 115 East Moshula
Parkway Mortgage Note, plus accrued and unpaid interest on the 115 East Moshula
Parkway Mortgage Note, plus any Advances made by the holder of the 115 East
Moshula Parkway Mortgage Loan, plus any interest charged by the holder of the
115 East Moshula Parkway Mortgage Note on any advances for monthly payments of principal and/or interest on the 115 East Moshula Parkway Mortgage Loan and/or
on any Advances, including all costs and expenses (including legal fees and expenses) actually incurred by the holder of the 115 East Moshula Parkway
Mortgage Loan in enforcing the terms of the related 115 East Moshula Parkway
Mortgage Loan documents.

          The foregoing option to purchase the 115 East Moshula Parkway Mortgage
Loan automatically terminates (a) upon a transfer of the mortgaged property by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure or (b) if a 115 East Moshula Parkway Mortgage Loan Purchase Option
Event ceases to exist.

          Option to Cure Defaults Under the 115 East Moshula Parkway Mortgage
Loan. The holder of the 115 East Moshula Parkway Mezzanine Loan has the right to cure monetary events of default with respect to the 115 East Moshula Parkway
Mortgage Loan, within 5 business days of receipt by the holder of the 115 East
Moshula Parkway Mortgage Loan of notice of the subject event of default. The holder of the 115 East Moshula Parkway Mezzanine Loan may not cure a monetary event of default with respect to monthly scheduled debt service payments on the
115 East Moshula Parkway Mortgage Loan for more than four consecutive months. If the default is of a non-monetary nature, the holder of the 115 East Moshula
Parkway Mezzanine Loan shall have the same period of time as the 115 East
Moshula Parkway Mortgage Loan borrower to cure such non-monetary default.

The 223 West Erie Street Mortgage Loan

          Mortgage Loan No. 443, which consists of a note with an outstanding principal balance as of the Cut-off Date of $6,971,531 (the "223 West Erie
Street Mortgage Loan"), representing 0.3% of the Initial Pool Balance, is secured by the related mortgaged property. The mortgaged property securing the
223 West Erie Street Mortgage Loan also currently has additional mezzanine financing (the "223 West Erie Street Mezzanine Loan") in place with an original principal amount of $500,000 that is not secured by such property.

          Rights of the Holder of 223 West Erie Street Mezzanine Loan

          Pursuant to the terms of an intercreditor agreement, the holder of the
223 West Erie Street Mezzanine Loan has certain rights with respect to the 223
West Erie Street Mortgage Loan, including, among others, the following:

          Option to Purchase the 223 West Erie Street Mortgage Loan. If (a) 223
West Erie Street Mortgage Loan has been accelerated, (b) any 223 West Erie
Street Enforcement Action has been commenced and is continuing, or (c) the 223
West Erie Street Mortgage Loan is a Specially Serviced Mortgage Loan under the
Pooling and Servicing Agreement (each a "223 West Erie Street Mortgage Loan
Purchase Option Event"), upon ten business days prior written notice, the holder of the 223 West Erie Street Mezzanine Loan has the right to purchase, in whole but not in part, the 223 West Erie Street Mortgage Loan for a price equal to the outstanding balance of the 223 West Erie Street Mortgage Note, plus accrued and unpaid interest on the 223 West Erie Street Mortgage Note, plus any Advances made by the holder of the 223 West Erie Street Mortgage Loan, plus any interest charged by the holder of the 223 West Erie Street Mortgage Note on any advances for monthly payments of principal and/or interest on the

                                      S-125

223 West Erie Street Mortgage Loan and/or on any Advances, including all costs and expenses (including legal fees and expenses and special servicing fees)
actually incurred by the holder of the 223 West Erie Street Mortgage Loan in enforcing the terms of the related 223 West Erie Street Mortgage Loan documents and a liquidation fee if the 223 West Erie Mortgage Loan is purchased more than
90 days after such 223 West Erie Mortgage Loan becomes a specially serviced mortgage loan.

          The foregoing option to purchase the 223 West Erie Street Mortgage
Loan automatically terminates (a) upon a transfer of the mortgaged property by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure or (b) if a 223 West Erie Street Mortgage Loan Purchase Option Event
ceases to exist.

          Option to Cure Defaults Under the 223 West Erie Street Mortgage Loan.
The holder of the 223 West Erie Street Mezzanine Loan has the right to cure monetary events of default with respect to the 223 West Erie Street Mortgage
Loan, within 5 business days of receipt by the holder of the 223 West Erie
Street Mortgage Loan of notice of the subject event of default. The holder of the 223 West Erie Street Mezzanine Loan may not cure a monetary event of default with respect to monthly scheduled debt service payments on the 223 West Erie
Street Mortgage Loan for more than four consecutive months, provided the holder of the 223 West Erie Mezzanine Loan shall not be permitted to make more than six cures of any monetary defaults during the term of such 223 West Erie Mortgage
Loan. If the default is of a non-monetary nature, the holder of the 223 West
Erie Street Mezzanine Loan shall have the same period of time as the 223 West
Erie Street Mortgage Loan borrower to cure such non-monetary default.

Additional Collateral; Property Substitution

          Two (2) of the mortgage loans, representing 1.4% of the Initial Pool
Balance (and representing 1.6% of the Initial Loan Group 1 Balance), permit the substitution of one of the related mortgaged properties in accordance with the conditions set forth in the related mortgage loan documents.

Cash Management Agreements/Lockboxes

          Forty-six (46) of the mortgage loans, representing 66.6% of the
Initial Pool Balance (which include forty-one (41) mortgage loans in Loan Group
1, representing 69.1% of the Initial Loan Group 1 Balance, and five (5) mortgage loans in Loan Group 2, representing 47.4% of the Initial Loan Group 2 Balance), generally provided that rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged properties will be subject to a cash management/lockbox arrangement.

          Appendix II to this prospectus supplement sets forth (among other things) the type of provisions (if any) for the establishment of a lockbox under the terms of each mortgage loan. The following paragraphs describe each type of provision:

          o    Hard. The related borrower is required to instruct the tenants and other payors to pay all rents and other revenue directly to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Such revenue generally is either (a) swept and remitted to the related
               borrower unless a default or other "trigger" event under the related mortgage loan documents has occurred or (b) not made immediately available to the related borrower, but instead is forwarded to a cash management account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust and then applied according to the related mortgage loan documents, which typically contemplate application to sums payable under the related mortgage loan and, in certain
               transactions, to expenses at the related mortgaged property, with any excess remitted to the related borrower.

          o    Soft, Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and then forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Until the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, such revenue is
               forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower. Upon the occurrence of such a

                                      S-126

               trigger event, the mortgage loan documents require the related borrower to instruct tenants and other payors to pay directly into an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust; the revenue is then applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

          o    Soft. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. The funds are then either made available to the related borrower or are applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

          o    Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or property manager. Upon the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, the mortgage loan documents contemplate establishment of a hard lockbox and require the related borrower to instruct tenants to pay directly into an account controlled by the applicable servicer on behalf of the trust; the revenue is then applied by the lockbox bank, which in general is the applicable servicer on behalf of the trust
               according to the related mortgage loan documents.

          o    None. Revenue from the related mortgaged property is paid to the related borrower and is not subject to a lockbox as of the
               Closing Date, and no lockbox is contemplated to be established during the mortgage loan term.

          In connection with any hard lockbox, income deposited directly into the related lockbox account may not include amounts paid in cash that are paid directly to the related property manager, notwithstanding requirements to the contrary. Furthermore, with respect to certain multifamily and hospitality properties, cash or "over-the-counter" receipts may be deposited into the lockbox account by the property manager. Mortgage loans whose terms call for the establishment of a lockbox account require that the amounts paid to the property manager will be deposited into the applicable lockbox account on a regular basis. Lockbox accounts will not be assets of the trust.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION

Appraisals

          In connection with the origination or securitization of each of the mortgage loans, the related mortgaged property was appraised by an independent appraiser who, generally, was a Member of the Appraisal Institute. Each such appraisal complied, or the appraiser certified that it complied, with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions Reform, Recovery, and Enforcement Act
of 1989, as amended. In general, those appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property. Moreover, such appraisals sought to establish the amount of typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the values of the mortgaged properties as of the Cut-off Date is presented herein for illustrative purposes only.

Environmental Assessments

          An environmental site assessment was performed with respect to each mortgaged property generally within the twelve-month period preceding the origination or securitization of the related mortgage loan. In all cases, the environmental site assessment was a "Phase I" environmental assessment, generally performed in accordance with industry practice. In general, the environmental assessments contained no recommendations for further significant environmental remediation efforts which, if not undertaken, would have a material adverse effect on the interests of the certificate holders. However, in certain cases, the assessment disclosed the existence of or potential for adverse

                                      S-127

environmental conditions, generally the result of the activities of identified tenants, adjacent property owners or previous owners of the mortgaged property.
In certain of such cases, the related borrowers were required to establish operations and maintenance plans, monitor the mortgaged property, abate or remediate the condition and/or provide additional security such as letters of credit, reserves, payment recourse or stand-alone environmental insurance policies. See "Risk Factors--Environmental Risks Relating to Specific Mortgaged
Properties May Adversely Affect Payments On Your Certificates" in this prospectus supplement.

Property Condition Assessments

          In general, a licensed engineer, architect or consultant inspected the related mortgaged property, in connection with the origination or securitization of the related mortgage loan, to assess the condition of the structure, exterior walls, roofing, interior structure and mechanical and electrical systems.
Engineering reports by licensed engineers, architects or consultants generally were prepared, except for certain land only properties, if any, for the mortgaged properties in connection with the origination or securitization of the related mortgage loan. See "Risk Factors--Property Inspections and Engineering
Reports May Not Reflect All Conditions That Require Repair On The Property" in
this prospectus supplement. In certain cases where material deficiencies were noted in such reports, the related borrower was required to establish reserves for replacement or repair or to remediate the deficiency.

Seismic Review Process

          In general, the underwriting guidelines applicable to the origination of the mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

Zoning and Building Code Compliance

          Each seller took steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but no assurance can be given that such steps revealed all possible violations. Evidence of such compliance may have been in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related seller has informed us that it does not consider any such violations known to it to be material.

ENVIRONMENTAL INSURANCE

          In the case of seventeen (17) mortgaged properties, securing mortgage loans representing approximately 1.2% of the Initial Pool Balance (which include sixteen (16) mortgaged properties in Loan Group 1, representing 1.2% of the
Initial Loan Group 1 Balance, and one (1) mortgaged property in loan group 2, representing 0.9% of the Initial Loan Group 2 Balance), the related mortgage loan seller has obtained, or has the benefit of, and there will be assigned to the trust, a group secured creditor impaired property policy covering selected environmental matters with respect to all those mortgage loans as a group. None of the mortgage loans covered by this policy has a Cut-off Date Balance in excess of $3,604,257. The premium for the environmental group policy has been or, as of the date of initial issuance of the certificates, will be, paid in full.

          In general, the group secured creditor impaired property policy referred to above provides coverage for the following losses, subject to the coverage limits discussed below, and further subject to the policy's conditions and exclusions:

                                      S-128

          o    if during the term of the policy, a borrower defaults under its mortgage loan and adverse environmental conditions exist at levels above legal limits on the related underlying real
               property, the insurer will indemnify the insured for the
               outstanding principal balance of the related mortgage loan on the date of the default, together with accrued interest from the date of default until the date that the outstanding principal balance is paid;

          o    if the insured becomes legally obligated to pay as a result of a claim first made against the insured and reported to the insurer during the term of the policy, for bodily injury, property damage or clean-up costs resulting from adverse environmental conditions on, under or emanating from an underlying real property, the insurer will pay that claim; and

          o    if the insured enforces the related mortgage, the insurer will thereafter pay legally required clean-up costs for adverse environmental conditions at levels above legal limits which exist on or under the acquired underlying real property, provided that the appropriate party reported those conditions to the government in accordance with applicable law.

          The secured creditor impaired property policy does not cover adverse environmental conditions that the insured first became aware of before the term of the policy unless those conditions were disclosed to the insurer before the policy was issued. However, property condition assessments or engineering surveys were conducted for the mortgaged properties covered by the policy. If the report disclosed the existence of material amounts of lead based paint, asbestos containing materials or radon gas affecting such a mortgaged property, the related borrower was required to remediate the condition before the closing of the loan, establish a reserve from loan proceeds in an amount considered sufficient by the mortgage loan seller or agree to establish an operations and maintenance plan. No individual claim under the group policy may exceed
$11,321,000 and the total claims under the group policy is subject to a maximum of $4,518,750. There is no deductible under the policy.

          The secured creditor impaired property policy requires that the appropriate party associated with the trust report a claim during the term of the policy, which extends five years beyond the terms of the respective mortgage loans.

          The secured creditor impaired property policy will be issued by
Steadfast Insurance Company, an affiliate of Zurich North America.

          In the case of one hundred ninety-two (192) mortgaged properties, securing a mortgage loan representing 0.9% of the Initial Pool Balance (and representing 1.0% of the Initial Loan Group 1 Balance), the related mortgage loan has the benefit of a stand-alone environmental insurance policy which will be assigned to the trust and which covers selected environmental matters with respect to the related property.

ADDITIONAL MORTGAGE LOAN INFORMATION

          Each of the tables presented in Appendix I sets forth selected characteristics of the Mortgage Pool presented, where applicable, as of the
Cut-off Date. For a detailed presentation of certain of the characteristics of the mortgage loans and the mortgaged properties, on an individual basis, see
Appendix II to this prospectus supplement, and for a brief summary of the ten
(10) largest mortgage loans (including crossed mortgage loans) in the Mortgage
Pool, see Appendix IV to this prospectus supplement. Additional information regarding the mortgage loans is contained (a) in this prospectus supplement under "Risk Factors" and elsewhere in this "Description of the Mortgage Pool"
section and (b) under "Legal Aspects of the Mortgage Loans and the Leases" in
the prospectus.

          For purposes of the tables in Appendix I and for the information presented in Appendix II and Appendix IV:

          (1)  References to "DSCR" are references to "Debt Service Coverage
               Ratios." In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash
               currently generated by a property or expected to be generated by a property based upon executed leases that is available for debt service to (b) required debt service payments. However, debt service

                                      S-129

               coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the
               mortgage debt over the entire remaining loan term. For purposes of this prospectus supplement, including for the tables in
               Appendix I and the information presented in Appendix II and
               Appendix IV, the "Debt Service Coverage Ratio" or "DSCR" for any
               mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus
               supplement. For purposes of the information presented in this prospectus supplement, the Debt Service Coverage Ratio reflects
               (i) with respect to any Serviced Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu
               Mortgage Loan and the related Serviced Companion Mortgage Loan, and (ii) with respect to any Non-Serviced Mortgage Loan, the aggregate indebtedness evidenced by the Non-Serviced Mortgage
               Loan and the related Non-Serviced Companion Mortgage Loan. The debt service coverage ratio information in this Prospectus
               Supplement with respect to any A/B Mortgage Loan reflect the debt service payable (and loan per square foot or net rentable unit, as applicable) on the related Mortgage Loans, but not the debt service on the related B Note.

               In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritable Cash Flow for a mortgaged property, the applicable seller relied on rent rolls and other generally unaudited financial information provided by the
               respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial
               statements, material changes in the operating position of the mortgaged property of which the seller was aware (e.g., new signed leases or end of "free rent" periods and market data), and estimated capital expenditures, leasing commission and tenant improvement reserves. The applicable seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of Underwritable Cash Flow derived therefrom, based upon the seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and
               information. In most cases, borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized. In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated and/or rents were averaged over certain time periods. For purposes of
               calculating Underwritable Cash Flow for mortgage loans where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was significantly higher than the market rent for similar properties.

               Historical operating results may not be available or were deemed not relevant for some of the mortgage loans which are secured by mortgaged properties with newly constructed improvements,
               mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, items of revenue and expense used in calculating Underwritable Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other
               borrower-supplied information such as estimates or budgets. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable seller in determining the presented operating information.

               The Debt Service Coverage Ratios are presented herein for
               illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan. Accordingly, no assurance can be given, and no representation is made, that the
               Debt Service Coverage Ratios accurately reflect that ability.

                                      S-130

          (2)  References in the tables to "Cut-off Date LTV" are references to
               "Cut-off Date Loan-to-Value" and references to "Balloon LTV" are references to "Balloon Loan-to-Value." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix IV, the
               "Cut-off Date LTV," "Cut-off Date Loan-to-Value," "Balloon LTV"
               or "Balloon Loan-to-Value" for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of
               Terms" in this prospectus supplement. For purposes of the
               information presented in this prospectus supplement, the
               loan-to-value ratio reflects (i) with respect to any Serviced
               Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu Mortgage Loan and the related Serviced
               Companion Mortgage Loan, and (ii) with respect to any
               Non-Serviced Mortgage Loan, the aggregate indebtedness evidenced by the Non-Serviced Mortgage Loan and the related Non-Serviced
               Companion Mortgage Loan. The loan-to-value information in this
               Prospectus Supplement with respect to any A/B Mortgage Loan reflects the indebtedness under the related Mortgage Loan, but not the indebtedness on the related B Note.

               The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV are each based on the appraisals described above under "--Assessments of Property
               Value and Condition--Appraisals."

               No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

          (3)  References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related mortgage loans.

          The sum in any column of any of the tables in Appendix I may not equal the indicated total due to rounding.

          Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender with quarterly and/or annual operating statements and rent rolls.

STANDARD HAZARD INSURANCE

          The applicable master servicer is required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain for the related mortgaged property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein, which shall be obtained from an insurer meeting the requirements of the applicable loan documents. This includes a fire and hazard insurance policy with extended coverage that contains no exclusion for damages due to acts of terrorism
(subject to the provisions set forth below). Certain mortgage loans may permit such hazard insurance policy to be maintained by a tenant at the related mortgaged property, or may permit the related borrower to self-insure. The coverage of each such policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of the full replacement cost of the improvements that represent security for such mortgage loan, with no deduction for depreciation, and the outstanding principal balance owing on such mortgage loan, but in any event, unless otherwise specified in the applicable mortgage or mortgage note, in an amount sufficient to avoid the application of any coinsurance clause. The applicable master servicer will be deemed to have satisfied the Servicing Standard in respect of such insurance requirement if the borrower maintains, or (subject to the provisions set forth below) such master servicer has otherwise caused to be obtained, a standard hazard insurance policy that is in compliance with the related mortgage loan documents, and, if required by such mortgage loan documents, the borrower pays, or the applicable master servicer has otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against "acts of terrorism" as defined by the Terrorism Risk Insurance Act of 2002.

          If, on the date of origination of a mortgage loan, the portion of the improvements on a related mortgaged property was in an area identified in the
Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is required by the Federal Emergency
Management Agency and has

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been made available), the applicable master servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance and Mitigation Administration in an amount representing coverage of at least the lesser of:

          o    the outstanding principal balance of the related mortgage loan;
               and

          o    the maximum amount of such insurance available for the related mortgaged property, but only to the extent such mortgage loan permits the lender to require such coverage and such coverage conforms to the Servicing Standard.

          If a borrower fails to maintain such hazard insurance, the applicable master servicer will be required to obtain such insurance and the cost of the insurance will be a Servicing Advance made by the applicable master servicer, subject to a determination of recoverability. The special servicer will be required to maintain fire insurance with extended coverage and, if applicable, flood insurance (and other insurance required under the related mortgage) on an
REO Property (other than with respect to a Non-Serviced Mortgage Loan) in an amount not less than the maximum amount obtainable with respect to such REO
Property and the cost of the insurance will be a Servicing Advance made by the applicable master servicer, subject to a determination of recoverability, provided that the special servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available at a cost customarily acceptable and consistent with the Servicing Standard; provided that the special servicer will be required to maintain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the special servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located.

          In addition, the applicable master servicer may require any borrower to maintain other forms of insurance as such master servicer may be permitted to require under the related mortgage, including, but not limited to, loss of rents endorsements and comprehensive public liability insurance. The applicable master servicer will not require borrowers to maintain earthquake insurance unless the related borrower is required under the terms of its mortgage loan to maintain earthquake insurance. Any losses incurred with respect to mortgage loans due to uninsured risks, including terrorist attacks, earthquakes, mudflows and floods, or insufficient hazard insurance proceeds may adversely affect payments to
Certificateholders. The special servicer will have the right, but not the obligation, at the expense of the trust, to obtain earthquake insurance on any mortgaged property securing a Specially Serviced Mortgage Loan and/or any REO
Property (other than with respect to a Non-Serviced Mortgage Loan) so long as such insurance is available at commercially reasonable rates. The master servicers will not be required in any event to obtain such insurance coverage to the extent the trustee, as mortgagee, has no insurable interest, or to cause the borrower to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (as determined by the master servicer) and consistent with the Servicing Standard;
provided that the applicable master servicer will be obligated to cause the borrower to maintain or itself obtain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the applicable master servicer determines that (i) such insurance is not available at any rate or (ii)
such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located. Notwithstanding the limitation set forth in the preceding sentence, if the related mortgage loan documents and the related mortgage require the borrower to maintain insurance against property damage resulting from terrorism or similar acts, the applicable master servicer will, prior to availing itself of any limitation described in that sentence with respect to any mortgage loan (or any component loan of an A/B Mortgage Loan), obtain the approval or disapproval of the Operating Adviser to the extent required by, and in accordance with the procedures set forth in, the Pooling and
Servicing Agreement (or solely with respect to an A/B Mortgage Loan, the related holder of the B Note but only so long as the holder of such B Note is the directing or controlling holder as defined in the related Intercreditor
Agreement). Subject to the servicing standard, the master servicers and the special servicer, as applicable, will be entitled to conclusively rely on the determination of the Operating Adviser (or a B Note holder, as applicable) made in connection with such approval or disapproval to the extent required by, and in accordance with the procedures set forth in, the Pooling and Servicing
Agreement. If any such approval has not been expressly denied within 7

                                     S-132

business days of receipt by the Operating Adviser from the applicable master servicer or the special servicer of the applicable master servicer's or the special servicer's determination, as applicable, and analysis and all information reasonably requested thereby and reasonably available to the applicable master servicer and the special servicer, as applicable, in order to make an informed decision, such approval will be deemed to have been granted.
See "Risk Factors--The Absence Of Or Inadequacy Of Insurance Coverage On The
Property May Adversely Affect Payments On Your Certificates" in this prospectus supplement.

THE SELLERS

Morgan Stanley Mortgage Capital Inc.

          MSMC is an affiliate of Morgan Stanley & Co. Incorporated, one of the underwriters, formed as a New York corporation to originate and acquire loans secured by mortgages on commercial and multifamily real estate. Each of the MSMC
Loans was originated or purchased by MSMC, and all of the MSMC Loans were underwritten by MSMC underwriters. The principal offices of MSMC are located at
1585 Broadway, New York, New York 10036. MSMC's telephone number is (212)
761-4700.

Wells Fargo Bank, National Association

          A description of WFB is set forth under "Servicing of the Mortgage
Loans--The Master Servicers and Special Servicer--Master Servicers" in this prospectus supplement. WFB is also one of the master servicers and the certificate administrator under the Pooling and Servicing Agreement.

Prudential Mortgage Capital Funding, LLC / Prudential Mortgage Capital Company,
LLC

          PMCF is a limited liability company organized under the laws of the
State of Delaware. PMCF is a wholly-owned, limited purpose, subsidiary of PMCC, which is a real estate financial services company which originates commercial and multifamily real estate loans throughout the United States. PMCF was organized for the purpose of acquiring loans originated by PMCC and holding them pending securitization or other disposition. PMCC has primary offices in
Atlanta, Chicago, San Francisco and Newark, New Jersey. The principal offices of
PMCC are located at 4 Gateway Center, 8th Floor, 100 Mulberry Street, Newark,
New Jersey 07102. The pooled mortgage loans for which PMCF is the applicable mortgage loan seller were originated by PMCC (or a wholly-owned subsidiary of
PMCC). Prudential Asset Resources, Inc., an affiliate of PMCF and PMCC, is one of the master servicers and the servicer report administrator under the Pooling and Servicing Agreement.

SunTrust Bank

          SunTrust Bank is a Georgia banking corporation and a member of the
Federal Reserve System. Each of the SunTrust Loans was originated and underwritten by SunTrust Bank. The principal offices of SunTrust Bank are located at 303 Peachtree Street, Atlanta, GA 30308. SunTrust Bank is a
sub-servicer for loans serviced by Wells Fargo Bank, National Association under the Pooling and Servicing Agreement.

          SunTrust Robinson Humphrey is a division of SunTrust Capital Markets,
Inc. ("STCM"). STCM is an SEC registered broker-dealer affiliate of SunTrust
Bank, and is a member of the NASD and the NYSE. STCM will act as co-manager with respect to the offered certificates.

SALE OF THE MORTGAGE LOANS

          On the Closing Date, each seller will sell its mortgage loans, without recourse, to the Depositor, and the Depositor, in turn, will sell all of the mortgage loans, without recourse and will assign the representations and warranties made by each mortgage loan seller in respect of the mortgage loans and the related remedies for breach of the representations and warranties to the trustee for the benefit of the Certificateholders. In connection with such assignments, each seller is required in accordance with the related Mortgage
Loan Purchase Agreement to deliver the Mortgage File, with respect to each mortgage loan so assigned by it to the trustee or its designee.

                                      S-133

          The trustee will be required to review the documents delivered by each seller with respect to its mortgage loans within 90 days following the Closing
Date, and the trustee will hold the related documents in trust. Within 45 days following the Closing Date, pursuant to the Pooling and Servicing Agreement, the assignments with respect to each mortgage loan and any related assignment of rents and leases, as described in the "Glossary of Terms" under the term
"Mortgage File", are to be completed in the name of the trustee, if delivered in blank, and submitted for recording in the real property records of the appropriate jurisdictions at the expense of the applicable seller.

          The mortgagee of record with respect to any Non-Serviced Mortgage Loan will be the related Non-Serviced Mortgage Loan Trustee.

REPRESENTATIONS AND WARRANTIES

          In each Mortgage Loan Purchase Agreement, the related seller has represented and warranted with respect to each of its mortgage loans, subject to certain specified exceptions, as of the Closing Date or as of such other date specifically provided in the representation and warranty, among other things, generally to the effect that:

          (1) the information presented in the schedule of the mortgage loans attached to the related Mortgage Loan Purchase Agreement is complete, true and correct in all material respects;

          (2) such seller owns the mortgage loan free and clear of any and all pledges, liens and/or other encumbrances;

          (3) no scheduled payment of principal and interest under the mortgage loan was 30 days or more past due as of the Cut-off Date, and the mortgage loan has not been 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date;

          (4) the related mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien, subject to certain permitted encumbrances, upon the related mortgaged property;

          (5) the assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment;

          (6) the related assignment of leases establishes and creates a valid and, subject to certain creditors' rights exceptions, enforceable first priority lien in the related borrower's interest in all leases of the mortgaged property;

          (7) the mortgage has not been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related mortgaged property has not been released from the lien of such mortgage, in whole or in material part;

          (8) except as set forth in a property inspection report prepared in connection with the origination or securitization of the mortgage loan, the related mortgaged property is, to the seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan;

          (9) the seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any mortgaged property;

          (10) the related mortgaged property is covered by an American Land
Title Association, or an equivalent form of, lender's title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged property, subject only to certain permitted encumbrances;

          (11) the proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect to the mortgage loan;

                                      S-134

          (12) except in the case of the mortgage loans covered by the secured creditor impaired property policy that we describe above, an environmental site assessment or update of a previous assessment was performed with respect to the mortgaged property in connection with the origination or securitization of the related mortgage loan, a report of each such assessment (or the most recent assessment with respect to each mortgaged property) has been delivered to the
Depositor, and such seller has no knowledge of any material and adverse environmental condition or circumstance affecting such mortgaged property that was not disclosed in such report;

          (13) each mortgage note, mortgage and other agreement that evidences or secures the mortgage loan is, subject to certain creditors' rights exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker, enforceable in accordance with its terms, and there is no valid defense, counterclaim or right of offset or rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement;

          (14) the related mortgaged property is, and is required pursuant to the related mortgage to be, insured by casualty, business interruption and liability insurance policies of a type specified in the related Mortgage Loan
Purchase Agreement;

          (15) there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related mortgaged property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage;

          (16) the related borrower is not, a debtor in any state or federal bankruptcy or insolvency proceeding;

          (17) no mortgage requires the holder of it to release all or any material portion of the related mortgaged property from the lien of the mortgage except upon payment in full of the mortgage loan, a defeasance of the mortgage loan or, in certain cases, upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) except where the portion of the related mortgaged property permitted to be released was not considered by the seller to be material in underwriting the mortgage loan, the payment of a release price and prepayment consideration in connection therewith;

          (18) there exists no material default, breach, violation or event of acceleration, and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan and the related mortgaged property, other than those defaults that are covered by certain other of the preceding representations and warranties;

          (19) the related mortgaged property consists of a fee simple estate in real estate or, if the related mortgage encumbers the interest of a borrower as a lessee under a ground lease of the mortgaged property (a) such ground lease or a memorandum of the ground lease has been or will be duly recorded and (or the related estoppel letter or lender protection agreement between the seller and related lessor) permits the interest of the lessee under the ground lease to be encumbered by the related mortgage; (b) the lessee's interest in such ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than certain permitted encumbrances;
(c) the borrower's interest in such ground lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor under the ground lease (or if it is required it will have been obtained prior to the Closing Date); (d) such ground lease is in full force and effect and the seller has received no notice that an event of default has occurred under the ground lease; (e) such ground lease, or a related estoppel letter, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the mortgage and further provides that no notice of termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on the terms that do not materially vary from the economic terms of the ground lease; (f) the holder of the mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor under the ground lease may terminate such ground lease; and (g) such ground lease has an original term
(including any extension options set forth therein) which extends not less than twenty years beyond the scheduled maturity date of the related mortgage loan;
and

                                      S-135

          (20) the related mortgage loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of lender incurred in connection with the defeasance of such mortgage loan and the release of the related mortgaged property, and the borrower is required to pay all reasonable costs and expenses of lender associated with the approval of an assumption of such mortgage loan.

REPURCHASES AND OTHER REMEDIES

          If any mortgage loan document required to be delivered to the trustee by a seller with respect to its mortgage loans as described under "--Sale of the
Mortgage Loans" above has a Material Document Defect, or if there is a Material
Breach by a seller regarding the characteristics of any of its mortgage loans and/or the related mortgaged properties as described under "--Representations and Warranties" above, then such seller will be obligated to cure such Material
Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period. Notwithstanding the foregoing, in the event that the payments described under subparagraph 20 of the preceding paragraph above are insufficient to pay the expenses associated with such defeasance or assumption of the related mortgage loan, it shall be the sole obligation of the related mortgage loan seller to pay an amount sufficient to pay such expenses.

          If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure
Period, the related seller will be obligated, not later than the last day of such Permitted Cure Period, to:

          o    repurchase the affected mortgage loan from the trust at the
               Purchase Price; or,

          o    at its option, if within the two-year period commencing on the
               Closing Date, replace such mortgage loan with a Qualifying
               Substitute Mortgage Loan, and pay an amount generally equal to the excess of the applicable Purchase Price for the mortgage loan to be replaced (calculated as if it were to be repurchased instead of replaced), over the unpaid principal balance of the applicable Qualifying Substitute Mortgage Loan as of the date of substitution, after application of all payments due on or before such date, whether or not received.

          The related seller must cure any Material Document Defect or Material
Breach within the Permitted Cure Period, provided, however, that if such
Material Document Defect or Material Breach would cause the mortgage loan to be other than a "qualified mortgage", as defined in the Code, then the repurchase or substitution must occur within 90 days from the date the seller was notified of the defect or breach.

          The foregoing obligations of any seller to cure a Material Document
Defect or a Material Breach in respect of any of its mortgage loans or repurchase or replace the defective mortgage loan, will constitute the sole remedies of the trustee and the Certificateholders with respect to such Material
Document Defect or Material Breach; and none of us, the other sellers or any other person or entity will be obligated to repurchase or replace the affected mortgage loan if the related seller defaults on its obligation to do so. Each seller is obligated to cure, repurchase or replace only mortgage loans that are sold by it, and will have no obligations with respect to any mortgage loan sold by the other seller.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

          The description in this prospectus supplement of the Mortgage Pool and the mortgaged properties is based upon the Mortgage Pool as expected to be constituted at the time the offered certificates are issued. Prior to the issuance of the offered certificates, a mortgage loan may be removed from the
Mortgage Pool if we deem such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the
Mortgage Pool prior to the issuance of the offered certificates, unless including such mortgage loans would materially alter the characteristics of the
Mortgage Pool as described herein. The information presented herein is representative of the characteristics of the Mortgage Pool as it will be constituted at the time the offered certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the Mortgage Pool may vary.

                                      S-136

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS

          With respect to any Mortgage Loan for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, no assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements in favor of the trustee will be required to be prepared or delivered.
Instead, the related Seller will be required to take all actions as are necessary to cause the trustee on behalf of the Trust to be shown as, and the trustee will be required to take all actions necessary to confirm that the trustee on behalf of the Trust is shown as, the owner of the related Mortgage
Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The trustee will include the foregoing confirmation in the certification required to be delivered by the trustee after the Closing Date pursuant to the Pooling and Servicing Agreement.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

          The master servicers and the special servicer, either directly or through sub-servicers, will be required to service and administer the mortgage loans (other than any Non-Serviced Mortgage Loans) in accordance with the
Servicing Standard. The applicable Non-Serviced Mortgage Loan Pooling and
Servicing Agreement will exclusively govern the servicing and administration of the related Non-Serviced Mortgage Loan Group (and all decisions, consents, waivers, approvals and other actions on the part of the holders of any loans in a Non-Serviced Mortgage Loan Group will be effected in accordance with the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement).
Consequently, the servicing provisions described herein, including, but not limited to those regarding the maintenance of insurance, the enforcement of due-on-encumbrance and due-on-sale provisions, and those regarding modification of the mortgage loans, appraisal reductions, defaulted mortgage loans and foreclosure procedures and the administration of accounts will not be applicable to any Non-Serviced Mortgage Loans, the servicing and administration of which will instead be governed by the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement. The servicing standard for any Non-Serviced Mortgage Loan under its related Non-Serviced Mortgage Loan Pooling and Servicing Agreement is
substantially similar to the Servicing Standard under the Pooling and Servicing
Agreement.

          Each of the master servicers and the special servicer is required to adhere to the Servicing Standard without regard to any conflict of interest that it may have, any fees or other compensation to which it is entitled, any relationship it may have with any borrower, and the different payment priorities among the Classes of certificates. Each of the master servicers and the special servicer may become the owner or pledgee of certificates with the same rights as each would have if it were not a master servicer or the special servicer, as the case may be.

          Any such interest of a master servicer or the special servicer in the certificates will not be taken into account when evaluating whether actions of the applicable master servicer or the special servicer are consistent with their respective obligations in accordance with the Servicing Standard, regardless of whether such actions may have the effect of benefiting the Class or Classes of certificates owned by the applicable master servicer or the special servicer. In addition, the master servicers or the special servicer may, under limited circumstances, lend money on an unsecured basis to, accept deposits from, and otherwise generally engage in any kind of business or dealings with, any borrower as though such master servicer or the special servicer were not a party to the transactions contemplated hereby.

          Each of the master servicers and the special servicer is permitted to enter into a sub-servicing agreement and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement. However, any subservicing is subject to various conditions set forth in the Pooling and
Servicing Agreement including the requirement that the applicable master servicer or the special servicer, as the case may be, will remain liable for its servicing obligations under the Pooling and Servicing Agreement. The applicable master servicer or the special servicer, as the case may be, will be required to pay any servicing compensation due to any sub-servicer out of its own funds.

                                      S-137

          The master servicers or special servicer may resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, upon 30 days notice to the trustee, provided that:

          o    a successor master servicer or special servicer is available and is willing to assume the obligations of the applicable master servicer or special servicer, and accepts appointment as
               successor master servicer or special servicer, on substantially the same terms and conditions, and for not more than equivalent compensation and, in the case of the special servicer, is
               reasonably acceptable to the Operating Adviser, the depositor and the trustee;

          o    the applicable master servicer or special servicer bears all costs associated with its resignation and the transfer of
               servicing; and

          o    the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or
               qualification of the then current ratings on the certificates.

          Furthermore, a master servicer or special servicer may resign if it determines that its duties are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. If a master servicer ceases to serve as such and shall not have been replaced by a qualified successor, the trustee or an agent of the trustee will assume the applicable master servicer's duties and obligations under the Pooling and Servicing Agreement. If the special servicer shall cease to serve as such and a qualified successor shall not have been engaged, the trustee or an agent will assume the duties and obligations of the special servicer.

          The relationship of each of the master servicers and the special servicer to the trustee is intended to be that of an independent contractor and not that of a joint venturer, partner or agent.

          The master servicers will have no responsibility for the performance by the special servicer, to the extent they are different entities, of its duties under the Pooling and Servicing Agreement, and the special servicer will have no responsibility for the performance by the master servicers of their duties under the Pooling and Servicing Agreement.

          The master servicers initially will be responsible for servicing and administering the entire pool of mortgage loans, as applicable, other than any
Non-Serviced Mortgage Loans. The special servicer will be responsible for servicing and administering any Specially Serviced Mortgage Loans other than any
Non-Serviced Mortgage Loans.

          Upon the occurrence of any of the events set forth under the definition of the term "Specially Serviced Mortgage Loan" in the "Glossary of
Terms" in this prospectus supplement (generally regarded as "Servicing Transfer
Events"), the applicable master servicer will be required to transfer its principal servicing responsibilities with respect to a Specially Serviced
Mortgage Loan to the special servicer in accordance with the procedures set forth in the Pooling and Servicing Agreement. Notwithstanding such transfer, the applicable master servicer will continue to receive any payments on such mortgage loan, including amounts collected by the special servicer, to make selected calculations with respect to such mortgage loan, and to make remittances to the paying agent and prepare reports for the trustee and the paying agent with respect to such mortgage loan. If title to the related mortgaged property is acquired by the trust, whether through foreclosure, deed in lieu of foreclosure or otherwise, the special servicer will be responsible for the operation and management of the property and such loan will be considered a Specially Serviced Mortgage Loan. The special servicing transfer events for any Non-Serviced Mortgage Loan under its related Non-Serviced
Mortgage Loan Pooling and Servicing Agreement are substantially similar to the events set forth under the definition of the term "Specially Serviced Mortgage
Loan" in the "Glossary of Terms" to this prospectus supplement.

          A Specially Serviced Mortgage Loan can become a Rehabilitated Mortgage
Loan to which the applicable master servicer will re-assume all servicing responsibilities.

                                      S-138

          The master servicers and the special servicer will, in general, each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and will not be entitled to reimbursement therefore except as expressly provided in the Pooling and Servicing Agreement. See "Description of the Offered
Certificates--Advances--Servicing Advances" in this prospectus supplement.

          The master servicers and the special servicer and any director, officer, employee or agent of either of them will be entitled to indemnification from the trust out of collections on, and other proceeds of, the mortgage loans
(and, if and to the extent that the matter relates to a Serviced Companion
Mortgage Loan or B Note, out of collections on, and other proceeds of, the
Serviced Companion Mortgage Loan or B Note) against any loss, liability, or expense incurred in connection with any legal action relating to the Pooling and
Servicing Agreement, the mortgage loans, any Serviced Companion Mortgage Loan, any B Note or the certificates other than any loss, liability or expense incurred by reason of the applicable master servicer's or special servicer's willful misfeasance, bad faith or negligence in the performance of their duties under the Pooling and Servicing Agreement.

          The Non-Serviced Mortgage Loan Pooling and Servicing Agreements
generally require the consent of the trustee, as holder of the Non-Serviced
Mortgage Loans, to certain amendments to that agreement that would adversely affect the rights of the trustee in that capacity.

SERVICING OF THE U-HAUL PORTFOLIO PARI PASSU LOAN, THE CORONADO CENTER LOAN
GROUP, THE COUNTY LINE COMMERCE CENTER LOAN GROUP AND THE FRIS CHKN PORTFOLIO
LOAN GROUP

THE U-HAUL PORTFOLIO PARI PASSU LOAN

          Mortgage Loan Nos. 3-163 (referred to herein as the "U-Haul Portfolio
Pari Passu Loan"), which has an outstanding principal balance as of the Cut-off
Date of $194,727,099 and represents 7.1% of the initial pool balance, is secured by the same mortgaged property on a pari passu basis with the U-Haul Portfolio
Companion Loan that is not included in the trust and that had an original principal balance of $45,000,000. Each of the U-Haul Portfolio Pari Passu Loan
and the U-Haul Portfolio Companion Loan has the same interest rate, maturity date and amortization term.

          The U-Haul Portfolio Companion Loan is currently held by Morgan
Stanley Mortgage Capital Inc. The U-Haul Portfolio Companion Loan or a portion of such loan may be included in a future securitization. The U-Haul Portfolio
Loan Group will be serviced pursuant to the Pooling and Servicing Agreement. The master servicer will make Servicing Advances in respect of the mortgaged property securing the U-Haul Portfolio Loan Group, but will make P&I Advances only in respect of the U-Haul Portfolio Pari Passu Loan, and will remit collections on the U-Haul Portfolio Pari Passu Loan to, or on behalf of, the trust.

          For purposes of the information presented in this prospectus supplement with respect to the U-Haul Portfolio Pari Passu Loan, the DSCR, LTV
and Cut-off Date Balance Per SF reflect the aggregate indebtedness evidenced by the U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio Companion Loan.
The U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio Companion Loan are
collectively referred to herein as (the "U-Haul Portfolio Loan Group").

          The holders of the U-Haul Portfolio Pari Passu Loan and the U-Haul
Portfolio Companion Loan entered into an agreement, the ("U-Haul Portfolio
Intercreditor Agreement") which governs the respective rights and powers of the noteholders of the U-Haul Portfolio Loan Group. The U-Haul Portfolio
Intercreditor Agreement provides, in general, that:

     o    the U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio
          Companion Loan are of equal priority with each other and no portion of any of them will have priority or preference over the other;

     o    the Pooling and Servicing Agreement will exclusively govern the servicing and administration of the U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio Companion Loan (and all decisions, consents, waivers, approvals and other actions on the part of the holder of the
          U-Haul Portfolio Pari Passu Loan and

                                      S-139

          the U-Haul Portfolio Companion Loan will be effected in accordance with the pooling and servicing agreement);

     o    all payments, proceeds and other recoveries on or in respect of the
          U-Haul Portfolio Pari Passu Loan and/or the U-Haul Portfolio Companion
          Loan (in each case, subject to the rights of the master servicer, the special servicer, the depositor, the trustee or the fiscal agent to payments and reimbursements pursuant to and in accordance with the terms of the pooling and servicing agreement) will be applied to the
          U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio Companion
          Loan on a pari passu basis according to their respective outstanding principal balances; and

     o    the transfer of the ownership of the U-Haul Portfolio Companion Loans to any person or entity other than certain institutional lenders, investment funds or their affiliates or to certain trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans is generally prohibited.

          Termination of the Master Servicer or Special Servicer Generally. If
an event of default under the Pooling and Servicing Agreement occurs, is continuing and has not been remedied, the depositor or the trustee may, and upon written direction from the holders of at least 51% of all of the certificates issued pursuant to the Pooling and Servicing Agreement shall or, to the extent that it is affected by such event of default, a holder of the U-Haul Portfolio
Companion Loan may terminate the applicable master servicer or the special servicer with respect to the U-Haul Portfolio Loan Group, as applicable, if such party is the defaulting party.

THE CORONADO CENTER LOAN GROUP

          Mortgage Loan No. 165 (referred to herein as the "Coronado Center
Mortgage Loan") is evidenced by a note (the "Coronado Center A Note") that is secured by the mortgaged property. The Coronado Center A Note has an outstanding principal balance as of the Cut-off Date of $129,709,589, representing 4.7% of the initial pool balance. The mortgage on the related mortgaged property also secures a subordinated B Note (the "Coronado Center B Note") that had an original principal balance of $49,000,000.

          The Coronado Center B Note is currently held by Morgan Stanley
Mortgage Capital Inc., one of the mortgage loan sellers, but may be sold or further divided at any time (subject to compliance with the intercreditor agreement referred to in the next paragraph). The Coronado Center B Note or a portion of such note may be included in a future securitization. The Coronado
Center A Note and the Coronado Center B Note are collectively referred to herein as the "Coronado Center Loan Group." The Coronado Center A Note is included in the trust. The Coronado Center Loan Group will be serviced pursuant to the
Pooling and Servicing Agreement. The master servicer will make servicing advances in respect of the mortgaged property securing the Coronado Center Loan
Group, but will make P&I advances only in respect of the Coronado Center
Mortgage Loan, and will remit collections on the Coronado Center Mortgage Loan to, or on behalf of, the trust.

          The Coronado Center B Note has the same maturity date as the Coronado
Center Mortgage Loan and has a fixed interest rate. On the first day of each month (with a grace period extending to the fifth of any such month) ending prior to the stated maturity date, the related borrower is required to make a payment of principal and interest in arrears on the Coronado Center Mortgage
Loan and the Coronado Center B Note. Such payments will be applied in accordance with the intercreditor agreement entered into by the Coronado Center Loan Group lenders (the "Coronado Center Intercreditor Agreement") described below.

          Distributions. Under the terms of the Coronado Center Intercreditor
Agreement, prior to the occurrence and continuance of a monetary event of default or other material non-monetary event of default with respect to the
Coronado Center Loan Group (and, after such a default has occurred, so long as the holder of the Coronado Center B Note has cured such a default in accordance with the terms of the Coronado Center Intercreditor Agreement), after payment of amounts payable or reimbursable to parties under the Pooling and Servicing
Agreement, payments and proceeds received with respect to the Coronado Center
Loan Group will generally be paid in the following manner, in each case to the extent of available funds:

                                      S-140

          o    first, pro rata, to the Coronado Center A Note holder and the
               Coronado Center B Note holder in an amount equal to the accrued and unpaid interest on the Coronado Center A Note principal balance and the Coronado Center B Note principal balance,
               respectively;

          o    second, to the Coronado Center A Note holder and the Coronado
               Center B Note holder in an amount equal to their pro rata portion of all scheduled principal payments on the Coronado Center Loan
               Group (based on the Coronado Center A Note principal balance and the Coronado Center B Note principal balance, respectively);

          o    third, to the Coronado Center A Note holder and the Coronado
               Center B Note holder in an amount equal to their pro rata portion of all principal payments (other than scheduled principal
               payments) on the Coronado Center Loan Group (based on the
               Coronado Center A Note principal balance and the Coronado Center
               B Note principal balance, respectively);

          o    fourth, any default interest (in excess of the interest paid in accordance with clauses first above) and late payment charges to the Coronado Center A Note holder and the Coronado Center B Note holder, pro rata (based on the Coronado Center A Note principal balance and the Coronado Center B Note principal balance,
               respectively) to the extent not applied to pay interest on advances or payable to any servicer, trustee or fiscal agent pursuant to the Pooling and Servicing Agreement;

          o    fifth, to the Coronado Center B Note holder, up to the amount of any reimbursed costs and expenses paid or advanced by the
               Coronado Center B Note holder with respect to the Coronado Center
               Loan Group pursuant to the Coronado Center Intercreditor
               Agreement or the Pooling and Servicing Agreement; and

          o    sixth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to another person and not otherwise applied in accordance with clauses first through fifth of this paragraph, such amount will be paid to the Coronado Center A Note holder and the Coronado
               Center B Note holder, pro rata (based on the initial Coronado
               Center A Note principal balance and the initial Coronado Center B
               Note principal balance, respectively).

          Notwithstanding the foregoing, in the event that the Coronado Center B
Note holder has previously made a cure payment, the Coronado Center B Note holder will be reimbursed for such cure payment, after all amounts that are payable under clauses first through fourth above at such time have been paid;
provided that payments are not required to be applied according to the priorities applicable following an event of default below.

          Following the occurrence and during the continuance of a monetary event of default or other material non-monetary event of default or other material non-monetary event of default with respect to the Coronado Center Loan
Group (unless the holder of the Coronado Center B Note has cured such a default), after payment of all amounts then payable or reimbursable to parties under the Pooling and Servicing Agreement, payments and proceeds with respect to the Coronado Center Loan Group will generally be applied in the following manner, in each case to the extent of available funds:

          o    first, to the Coronado Center A Note holder in an amount equal to the accrued and unpaid interest on the Coronado Center A Note principal balance;

          o    second, to the Coronado Center A Note holder, in an amount equal to the remaining Coronado Center A Note principal balance, until such amount has been reduced to zero;

          o    third, to the Coronado Center B Note holder, in an amount equal to the accrued and unpaid interest on the Coronado Center B Note principal balance;

          o    fourth, to the Coronado Center B Note holder in an amount equal to the remaining Coronado Center B Note principal balance, until such amount has been reduced to zero;

                                      S-141

          o    fifth, to the Coronado Center A Note holder, in an amount equal to any default consideration actually received in respect of the
               Coronado Center A Note, and then, to the Coronado Center B Note holder in an amount equal to any default consideration actually received in respect of the Coronado Center B Note;

          o    sixth, any default interest (in excess of the interest paid in accordance with clauses first and third above) first, to the
               Coronado Center A Note holder, and then, to the Coronado Center B
               Note holder, based on the total amount of such default interest then owing to each such holder, to the extent not applied to pay interest on advances or payable to any servicer, trustee or fiscal agent pursuant to the Pooling and Servicing Agreement;

          o    seventh, any late payment charges first, to the Coronado Center A
               Note holder, and then, to the Coronado Center B Note holder, to the extent not applied to pay interest on advances or payable to any servicer, trustee or fiscal agent pursuant to the Pooling and
               Servicing Agreement;

          o    eighth, to the Coronado Center B Note holder, up to the amount of any unreimbursed costs and expenses paid or advanced by the
               Coronado Center B Note holder with respect to the Coronado Center
               Loan Group pursuant to the Coronado Center Intercreditor
               Agreement or the Pooling and Servicing Agreement; and

          o    ninth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to another person, and not otherwise applied in accordance with the foregoing clauses first through eighth, or if the proceeds of any foreclosure sale or liquidation of the Coronado Center Loan Group or the mortgaged property are received in excess of the amounts required to be applied in accordance with the Coronado Center
               Intercreditor Agreement, then in each such case, such remaining amount will be paid, pro rata (based on the initial Coronado
               Center A Note principal balance and the initial Coronado Center B
               Note principal balance), to the Coronado Center A Note holder and to the Coronado Center B Note holder.

          Notwithstanding the foregoing, in the event that the Coronado Center B
Note holder has previously made a cure payment, the Coronado Center B Note holder will be reimbursed for such cure payment, after all amounts that are payable at such time under clauses first through seventh above have been paid;
provided that payments are not required to be applied according to the priorities applicable prior to an event of default.

Rights of the Holder of the Coronado Center B Note

          The holder of the Coronado Center B Note has certain rights under the
Coronado Center Intercreditor Agreement, including, among others, the following:

          Option to Cure Defaults Under Coronado Center Loan Group. The holder of the Coronado Center B Note has the right to cure monetary events of default with respect to the Coronado Center Mortgage Loan, within 5 business days of receipt by the holder of the Coronado Center B Note of notice of the subject event of default. The holder of the Coronado Center B Note may not cure a monetary event of default more than six times over the life of such loan, and there may be no more than three consecutive cure events. So long as the holder of the Coronado Center B Note is exercising a cure right, neither the master servicer nor the special servicer will be permitted to (i) accelerate the
Coronado Center Mortgage Loan, (ii) treat such event of default as such for purposes of transferring the Coronado Center Loan Group to special servicing, or
(iii) commence foreclosure proceedings.

          Option to Purchase the Coronado Center A Note. The holder of the
Coronado Center B Note has the right at any time that the Coronado Center
Mortgage Loan is in default and remains in default, to purchase the Coronado
Center A Note, at a price generally equal to the unpaid principal balance of the
Coronado Center A Note, plus accrued and unpaid interest on the Coronado Center
A Note at the Coronado Center A Note interest rate (other than the interest portion of any cure payments made by the Coronado Center B Note holder), plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances, special servicing fees, any liquidation fee payable with respect to the Coronado Center Loan Group pursuant to the Pooling

                                      S-142

and Servicing Agreement and any other additional trust fund expenses allocable to the Coronado Center Loan Group.

          Consent Rights of the holder of the Coronado Center B Note. Pursuant to the Coronado Center Intercreditor Agreement, the "Controlling Holder" is
entitled to consent to the master servicer's or the special servicer's taking
(as the case may be), subject to the servicing standard under the Pooling and
Servicing Agreement, certain actions with respect to the Coronado Center Loan
Group, including, without limitation:

     o    any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of the related mortgaged property securing the specially serviced mortgage loan as comes into and continue in default;

     o    any modification, amendment or waiver, or consent to modification, amendment or waiver, of a money term or other material term of the related mortgage loan or a modification consisting of the extension of the original maturity date of the related mortgage loan;

     o    any proposed sale of a defaulted mortgage loan (other than upon termination of the trust);

     o    any determination to bring an REO Property into compliance with environmental laws;

     o    any release of or acceptance of substitute or additional collateral for the related mortgage loan;

     o    any acceptance of a discounted payoff;

     o    any waiver or consent to waiver of a "due-on-sale" or
          "due-on-encumbrance" clause;

     o    any acceptance or consent to acceptance of an assumption agreement releasing a mortgagor from liability under a mortgage loan;

     o    any release of collateral for the related mortgage loan (other than upon satisfaction of such mortgage loan);

     o    any franchise changes or management company changes for which the special servicer is required to consent;

     o    releases of any escrow accounts, reserve accounts or letters of credit that are not in compliance with the related mortgage loan documents;
          and

     o    any determination as to whether any type of property-level insurance is required under the terms of the related mortgage loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

          The foregoing consent rights of the Coronado Center B Note will cease to exist at any time that the holder of the Coronado Center B Note ceases to be the Controlling Holder. The Controlling Holder will be the holder of the
Coronado Center B Note if, and for so long as, the initial unpaid principal balance of the Coronado Center B Note minus the sum of (i) any principal payments allocated or received on the Coronado Center B Note, (ii) any appraisal reductions allocated to the Coronado Center B Note and (iii) realized losses allocated to the Coronado Center B Note is less than 25% of the initial unpaid principal balance of the Coronado Center B Note.

          In addition, no advice, direction or objection from or by the
Controlling Holder may (and the Coronado Center A Note holder and any servicer shall ignore and act without regard to any such advice, direction or objection that the Coronado Center A Note holder or a servicer has determined, in its reasonable, good faith judgment, will) require or cause the Coronado Center A
Note holder or servicer to violate any provision of the Coronado Center
Intercreditor Agreement, the related mortgage loan documents or the Pooling and
Servicing Agreement (including any REMIC provisions), including each servicer's obligation to act in accordance with the Servicing Standard.

                                      S-143

THE COUNTY LINE COMMERCE CENTER LOAN GROUP

          Mortgage Loan No. 181 (referred to herein as the "County Line Commerce
Center Mortgage Loan") is evidenced by a note (the "County Line Commerce Center
A Note") that is secured by the mortgaged property. The County Line Commerce
Center A Note had an outstanding principal balance as of the Cut-off Date of
$26,442,934, representing 1.0% of the initial pool balance. The mortgage on the related mortgaged property also secures a subordinated B Note (the "County Line
Commerce Center B Note") that had an original principal balance of $3,000,000.

          The County Line Commerce Center B Note is currently held by Morgan
Stanley Mortgage Capital Inc., one of the mortgage loan sellers, but may be sold or further divided at any time (subject to compliance with the intercreditor agreement referred to in the next paragraph). The County Line Commerce Center B
Note or a portion of such note may be included in a future securitization. The
County Line Commerce Center A Note and the County Line Commerce Center B Note
are collectively referred to herein as the "County Line Commerce Center Loan
Group." The County Line Commerce Center A Note is included in the trust. The
County Line Commerce Center Loan Group will be serviced pursuant to the Pooling and Servicing Agreement. The master servicer will make servicing advances in respect of the mortgaged property securing the County Line Commerce Center Loan
Group, but will make P&I advances only in respect of the County Line Commerce
Center Mortgage Loan, and will remit collections on the County Line Commerce
Center Mortgage Loan to, or on behalf of, the trust.

          The County Line Commerce Center B Note has the same maturity date as the County Line Commerce Center Mortgage Loan and has a fixed interest rate. On the first day of each month (with a grace period extending to the fifth of any such month) ending prior to the stated maturity date, the related borrower is required to make a payment of principal and interest in arrears on the County
Line Commerce Center Mortgage Loan and the County Line Commerce Center B Note.
Such payments will be applied in accordance with the intercreditor agreement entered into by the County Line Commerce Center Loan Group lenders (the "County
Line Commerce Center Intercreditor Agreement") described below.

          Distributions. Under the terms of the County Line Commerce Center
Intercreditor Agreement, prior to the occurrence and continuance of a monetary event of default or other material non-monetary event of default with respect to the County Line Commerce Center Loan Group (and, after such a default has occurred, so long as the holder of the County Line Commerce Center B Note has cured such a default in accordance with the terms of the County Line Commerce
Center Intercreditor Agreement), after payment of amounts payable or reimbursable to parties under the Pooling and Servicing Agreement, payments and proceeds received with respect to the County Line Commerce Center Loan Group will generally be paid in the following manner, in each case to the extent of available funds:

          first, to the County Line Commerce Center A Note holder in an amount equal to the accrued and unpaid interest on the County Line Commerce Center A
Note principal balance;

          second, to the County Line Commerce Center A Note holder in an amount equal to the scheduled principal due on County Line Commerce Center A Note, to be applied in reduction of the County Line Commerce Center A Note principal balance;

          third, to the County Line Commerce Center B Note holder in an amount equal to the accrued and unpaid interest on the County Line Commerce Center B
Note principal balance;

          fourth, to the County Line Commerce Center B Note holder in an amount equal to the scheduled principal due on the County Line Commerce Center B Note, to be applied in reduction of the County Line Commerce Center B Note principal balance;

          fifth, to the County Line Commerce Center A Note holder and the County
Line Commerce Center B Note holder in an amount equal to their pro rata portion of all principal payments (other than scheduled principal payments) on the
County Line Commerce Center Loan Group (based on the County Line Commerce Center
A Note principal balance and the County Line Commerce Center B Note principal balance);

                                      S-144

          sixth, to pay any prepayment premium, to the extent actually paid by the related borrowers, to the County Line Commerce Center A Note holder and to the County Line Commerce Center B Note holder, pro rata, based on the respective amounts payable to each when the prepayment premium for each of the loans is separately computed on the prepaid amount of the principal balance of each such loan at the respective interest rate;

          seventh, any default interest (in excess of the interest paid in accordance with clauses first and third above to the County Line Commerce Center
A Note holder and the County Line Commerce Center B Note holder, pro rata (based on the County Line Commerce Center A Note principal balance and the County Line
Commerce Center B Note principal balance) to the extent not applied to pay interest on advances or payable to any servicer or trustee pursuant to the
Pooling and Servicing Agreement;

          eighth, to the County Line Commerce Center B Note holder, up to the amount of any reimbursed costs and expenses paid or advanced by the County Line
Commerce Center B Note holder with respect to the County Line Commerce Center
Loan Group pursuant to the County Line Commerce Center Intercreditor Agreement
or the Pooling and Servicing Agreement; and

          ninth, if any excess amount is paid by the related borrowers and is not required to be returned to the related borrowers or to another person and not otherwise applied in accordance with clauses first through eighth of this paragraph, such amount will be paid to the County Line Commerce Center A Note holder and the County Line Commerce Center B Note holder, pro rata (based on the initial County Line Commerce Center A Note principal balance and the initial
County Line Commerce Center B Note principal balance).

          Notwithstanding the foregoing, in the event that the County Line
Commerce Center B Note holder has previously made a cure payment, the County
Line Commerce Center B Note holder will be reimbursed for such cure payment, after all amounts that are payable under clauses first through eighth above at such time have been paid; provided that payments are not required to be applied according to the priorities applicable following an event of default below.

          Following the occurrence and during the continuance of a monetary event of default or other material non-monetary event of default with respect to the County Line Commerce Center Loan Group (unless the holder of the County Line
Commerce Center B Note has cured such a default), after payment of all amounts then payable or reimbursable to parties under the Pooling and Servicing
Agreement, payments and proceeds with respect to the County Line Commerce Center
Loan Group will generally be applied in the following manner, in each case to the extent of available funds:

          first, to the County Line Commerce Center A Note holder in an amount equal to the accrued and unpaid interest on the County Line Commerce Center A
Note principal balance;

          second, to the County Line Commerce Center A Note holder, in an amount equal to the remaining County Line Commerce Center A Note principal balance, until such amount has been reduced to zero;

          third, to the County Line Commerce Center B Note holder, in an amount equal to the accrued and unpaid interest on the County Line Commerce Center B
Note principal balance;

          fourth, to the County Line Commerce Center B Note holder in an amount equal to the remaining County Line Commerce Center B Note principal balance, until such amount has been reduced to zero;

          fifth, first, to the County Line Commerce Center A Note holder, in an amount equal to any prepayment premium actually received in respect of the
County Line Commerce Center A Note, and then, to the County Line Commerce Center
B Note holder in an amount equal to any prepayment premium actually received in respect of the County Line Commerce Center B Note;

          sixth, any default interest (in excess of the interest paid in accordance with clauses first and third above) first, to the County Line
Commerce Center A Note holder, and then, to the County Line Commerce Center B
Note holder, based on the total amount of such default interest then owing to each such holder, to the extent not applied to pay interest on advances or payable to any servicer or trustee pursuant to the Pooling and Servicing
Agreement;

                                      S-145

          seventh, to the County Line Commerce Center B Note holder, up to the amount of any unreimbursed costs and expenses paid or advanced by the County
Line Commerce Center B Note holder with respect to the County Line Commerce
Center Loan Group pursuant to the County Line Commerce Center Intercreditor
Agreement or the Pooling and Servicing Agreement; and

          eighth, if any excess amount is paid by the related borrowers and is not required to be returned to the related borrowers or to another person, and not otherwise applied in accordance with the foregoing clauses first through seventh, or if the proceeds of any foreclosure sale or liquidation of the County
Line Commerce Center Loan Group or the mortgaged property are received in excess of the amounts required to be applied in accordance with the County Line
Commerce Center Intercreditor Agreement, then in each such case, such remaining amount will be paid, pro rata (based on the initial County Line Commerce Center
A Note principal balance and the initial County Line Commerce Center B Note principal balance), to the County Line Commerce Center A Note holder and to the
County Line Commerce Center B Note holder.

          Notwithstanding the foregoing, in the event that the County Line
Commerce Center B Note holder has previously made a cure payment, the County
Line Commerce Center B Note holder will be reimbursed for such cure payment, after all amounts that are payable at such time under clauses first through seventh above have been paid; provided that payments are not required to be applied according to the priorities applicable prior to an event of default.

Rights of the Holder of the County Line Commerce Center B Note

          The holder of the County Line Commerce Center B Note has certain rights under the County Line Commerce Center Intercreditor Agreement, including, among others, the following:

          Option to Cure Defaults Under County Line Commerce Center Loan Group.
The holder of the County Line Commerce Center B Note has the right to cure monetary events of default with respect to the County Line Commerce Center
Mortgage Loan, within 5 business days of receipt by the holder of the County
Line Commerce Center B Note of notice of the subject event of default. The holder of the County Line Commerce Center B Note may not cure a monetary event of default more than six times over the life of such loan, and there may be no more than three consecutive cure events. So long as the holder of the County
Line Commerce Center B Note is exercising a cure right, neither the master servicer nor the special servicer will be permitted to (i) accelerate the County
Line Commerce Center Mortgage Loan, (ii) treat such event of default as such for purposes of transferring the County Line Commerce Center Loan Group to special servicing, or (iii) commence foreclosure proceedings.

          Option to Purchase the County Line Commerce Center A Note. The holder of the County Line Commerce Center B Note has the right at any time that the
County Line Commerce Center Mortgage Loan is in default and remains in default, to purchase the County Line Commerce Center A Note, at a price generally equal to the unpaid principal balance of the County Line Commerce Center A Note, plus accrued and unpaid interest on the County Line Commerce Center A Note at the
County Line Commerce Center A Note interest rate (other than the interest portion of any cure payments made by the County Line Commerce Center B Note holder), plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances, special servicing fees, any liquidation fee payable with respect to the County Line Commerce
Center Loan Group pursuant to the Pooling and Servicing Agreement and any other additional trust fund expenses allocable to the County Line Commerce Center Loan
Group.

          Consent Rights of the holder of the County Line Commerce Center B
Note. Pursuant to the County Line Commerce Center Intercreditor Agreement, the
"Controlling Holder" is entitled to consent to the master servicer's or the special servicer's taking (as the case may be), subject to the servicing standard under the Pooling and Servicing Agreement, certain actions with respect to the County Line Commerce Center Loan Group, including, without limitation:

     o    any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of the related mortgaged property securing the specially serviced mortgage loan as comes into and continue in default;

                                      S-146

     o    any modification, amendment or waiver, or consent to modification, amendment or waiver, of a money term or other material term of the related mortgage loan or a modification consisting of the extension of the original maturity date of the related mortgage loan;

     o    any proposed sale of a defaulted mortgage loan (other than upon termination of the trust);

     o    any determination to bring an REO Property into compliance with environmental laws;

     o    any release of or acceptance of substitute or additional collateral for the related mortgage loan;

     o    any acceptance of a discounted payoff;

     o    any waiver or consent to waiver of a "due-on-sale" or
          "due-on-encumbrance" clause;

     o    any acceptance or consent to acceptance of an assumption agreement releasing a mortgagor from liability under a mortgage loan;

     o    any release of collateral for the related mortgage loan (other than upon satisfaction of such mortgage loan);

     o    any franchise changes or management company changes for which the special servicer is required to consent;

     o    releases of any escrow accounts, reserve accounts or letters of credit that are not in compliance with the related mortgage loan documents;
          and

     o    any determination as to whether any type of property-level insurance is required under the terms of the related mortgage loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

          The foregoing consent rights of the County Line Commerce Center B Note will cease to exist at any time that the holder of the County Line Commerce
Center B Note ceases to be the Controlling Holder. The Controlling Holder will be the holder of the County Line Commerce Center B Note if, and for so long as, the initial unpaid principal balance of the County Line Commerce Center B Note minus the sum of (i) any principal payments allocated or received on the County
Line Commerce Center B Note, (ii) any appraisal reductions allocated to the
County Line Commerce Center B Note and (iii) realized losses allocated to the
County Line Commerce Center B Note is less than 25% of the initial unpaid principal balance of the County Line Commerce Center B Note.

          In addition, no advice, direction or objection from or by the
Controlling Holder may (and the County Line Commerce Center A Note holder and any servicer shall ignore and act without regard to any such advice, direction or objection that the County Line Commerce Center A Note holder or a servicer has determined, in its reasonable, good faith judgment, will) require or cause the County Line Commerce Center A Note holder or servicer to violate any provision of the County Line Commerce Center Intercreditor Agreement, the
related mortgage loan documents or the Pooling and Servicing Agreement
(including any REMIC provisions), including each servicer's obligation to act in accordance with the Servicing Standard.

THE FRIS CHKN PORTFOLIO LOAN GROUP

          Mortgage Loan Nos. 182-373 (the "FRIS Chkn Portfolio Pari Passu
Loan"), which had an outstanding principal balance as of the Cut-off Date of
$24,902,989, representing 0.9% of the Initial Pool Balance, is secured by the same mortgaged properties on a pari passu basis with another note (the "FRIS
Chkn Portfolio Companion Loan"), and on a subordinate basis with a subordinate note (the "FRIS Chkn Portfolio B Note"). The FRIS Chkn Portfolio Companion Loan
and the FRIS Chkn Portfolio B Note are currently held by the Wells Fargo Bank,
National Association. The FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn
Portfolio Companion Loan and the FRIS Chkn Portfolio B Note have the same borrower and are all secured by the same mortgage instrument

                                      S-147

encumbering the FRIS Chkn Portfolio Mortgaged Properties. The interest rate and maturity date of the FRIS Chkn Portfolio Companion Loan are identical to those of the FRIS Chkn Portfolio Pari Passu Loan. Payments from the borrower under the
FRIS Chkn Portfolio Loan Group will be applied on a pari passu basis to the FRIS
Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan. The
FRIS Chkn Portfolio B Note had an original principal balance of $25,000,000, an interest rate of 7.225% and an original term of 10 years, and is cross-defaulted with the FRIS Chkn Portfolio Companion Loan and the FRIS Chkn Portfolio Pari
Passu Loan. The FRIS Chkn Portfolio Companion Loan and the FRIS Chkn Portfolio B
Note are not assets of the trust.

          The FRIS Chkn Portfolio Loan Group will be serviced pursuant to the
Pooling and Servicing Agreement. Terms of the intercreditor agreements between the holders of the FRIS Chkn Portfolio Pari Passu Loan, the holders of the FRIS
Chkn Portfolio Companion Loan and the holders of the FRIS Chkn Portfolio B Note are expected to provide that for so long as the FRIS Chkn Portfolio Pari Passu
Loan is included in a securitization the applicable master servicer or the special servicer, if applicable, will be obligated to administer the FRIS Chkn
Portfolio Companion Loan and the FRIS Chkn Portfolio B Note consistently with the terms of the related intercreditor agreements and the Pooling and Servicing
Agreement.

          Payments: Under the terms of the FRIS Chkn Portfolio Loan Group intercreditor agreement, prior to the occurrence and continuance of (i) a monetary event of default or a material event of default, (ii) the acceleration of the FRIS Chkn Portfolio Pari Passu Loan, or (iii) the FRIS Chkn Portfolio
Pari Passu Loan becoming a Specially Serviced Mortgage Loan as a result of a monetary event of default or a material event of default or the occurrence of the maturity date and after payment or reimbursement of the servicing fees due under the Pooling and Servicing Agreement, any additional trust fund expenses under the Pooling and Servicing Agreement and/or advances and any costs or fees payable pursuant to the FRIS Chkn Portfolio Pari Passu Mortgage, in each case, to the extent provided for in the FRIS Chkn Portfolio Pari Passu Mortgage and
the Pooling and Servicing Agreement, all payments and proceeds (of whatever nature) received with respect to the FRIS Chkn Portfolio Pari Passu Mortgage
(including amounts received by the applicable master servicer or the special servicer pursuant to the Pooling and Servicing Agreement but excluding any amounts for required reserves or escrows required by the FRIS Chkn Portfolio
Pari Passu Mortgage and proceeds, awards or settlements to be applied to the restoration or repair of the mortgaged property securing the FRIS Chkn Portfolio
Pari Passu Mortgage or released to the borrower under the FRIS Chkn Portfolio
Pari Passu Mortgage in accordance with the terms of the FRIS Chkn Portfolio Pari
Passu Mortgage) to the extent not otherwise required to be applied under the
FRIS Chkn Portfolio Pari Passu Mortgage will be paid:

          o    first, pari passu to the holders of the FRIS Chkn Portfolio Pari
               Passu Loan and the FRIS Chkn Portfolio Companion Loan in an
               amount equal to the accrued and unpaid interest on the principal balance of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS
               Chkn Portfolio Companion Loan at the net rate for the FRIS Chkn
               Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
               Loan;

          o    second, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to the principal portion calculated in accordance with the terms of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn
               Portfolio Companion Loan (other than any principal prepayment allocation amount related to the FRIS Chkn Portfolio Pari Passu
               Loan and the FRIS Chkn Portfolio Companion Loan and any principal prepayment allocation amount related to the FRIS Chkn Portfolio B
               Note), if any, with respect to the FRIS Chkn Portfolio Pari Passu
               Mortgage;

          o    third, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan in an amount equal to the principal prepayment allocation amount related to the FRIS
               Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
               Companion Loan in reduction (to not less than zero) of the
               Principal Balance of the FRIS Chkn Portfolio Pari Passu Loan and
               the FRIS Chkn Portfolio Companion Loan;

          o    fourth, to the holder of the FRIS Chkn Portfolio B Note in an amount equal to the accrued and unpaid interest on the principal balance of the FRIS Chkn Portfolio B Note at the FRIS Chkn
               Portfolio B Note rate;

                                      S-148

          o    fifth, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to the principal portion calculated in accordance with the terms of the FRIS Chkn Portfolio B Note (other than any principal prepayment allocation amount related to the FRIS Chkn
               Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
               Loan and any principal prepayment allocation amount related to the FRIS Chkn Portfolio B Note), if any, with respect to the FRIS
               Chkn Portfolio Loan Group;

          o    sixth, to the holder of the FRIS Chkn Portfolio B Note in an amount equal to the FRIS Chkn Portfolio B Note principal
               prepayment allocation amount in reduction (to not less than zero)
               of the FRIS Chkn Portfolio B Note principal balance;

          o    seventh, to the extent actually paid, any default interest in excess of the interest paid respectively to the Note A Holder or the holder of the FRIS Chkn Portfolio B Note in accordance with clauses first and fourth above and any late charges (but in each case only to the extent, if any, not required to be otherwise applied pursuant to the Pooling and Servicing Agreement), shall be paid first to the each holder of the FRIS Chkn Portfolio Pari
               Passu Loan and the FRIS Chkn Portfolio Companion Loan and then to the holder of the FRIS Chkn Portfolio B Note, based on the total amount of default interest and/or late charges then owing to each such party;

          o    eighth, first to each holder of the FRIS Chkn Portfolio Pari
               Passu Loan and the FRIS Chkn Portfolio Companion Loan and then to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to the prepayment premium, to the extent actually paid, allocable to the respective notes;

          o    ninth, to the holder of the FRIS Chkn Portfolio B Note, up to the amount of any unreimbursed costs and expenses; and

          o    tenth, any excess, pro rata, to each holder of the FRIS Chkn
               Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
               Loan and the holder of the FRIS Chkn Portfolio B Note based upon the initial principal balance of the FRIS Chkn Portfolio Pari
               Passu Loan and the FRIS Chkn Portfolio Companion Loan Note and
               the principal balance of the FRIS Chkn Portfolio B Note,
               respectively.

          Following the occurrence and during the continuance of a monetary event of default or material event of default, the acceleration of the FRIS Chkn
Portfolio Mortgage Loan, the FRIS Chkn Portfolio Mortgage Loan becoming a
Specially Serviced Mortgage Loan as a result of a monetary event of default or material event of default or the occurrence of the maturity date, after payment or reimbursement of the servicing fees due under the Pooling and Servicing
Agreement, any additional trust fund expenses under the Pooling and Servicing
Agreement and/or advances and any costs or fees payable pursuant to the FRIS
Chkn Portfolio Pari Passu Mortgage, in each case, to the extent provided for in the FRIS Chkn Portfolio Pari Passu Mortgage and the Pooling and Servicing
Agreement, all payments and proceeds (of whatever nature) received with respect to the FRIS Chkn Portfolio B Note will be subordinated to all payments due under each of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
Companion Loan and the amounts received with respect to the FRIS Chkn Portfolio
Mortgage Loan (including amounts received by the applicable master servicer or the special servicer pursuant to the Pooling and Servicing Agreement but excluding any amounts for required reserves or escrows required by the FRIS Chkn
Portfolio Pari Passu Mortgage and proceeds, awards or settlements to be applied to the restoration or repair of the mortgaged property securing the FRIS Chkn
Portfolio Pari Passu Mortgage or released to the FRIS Chkn Portfolio Pari Passu
Mortgage borrower in accordance with the terms of the FRIS Chkn Portfolio Pari
Passu Mortgage) will be paid:

          o    first, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to accrued and unpaid interest on the principal balance of the FRIS
               Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
               Companion Loan at the interest rate on the FRIS Chkn Portfolio
               Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan
               through the end of the related interest accrual period;

                                      S-149

          o    second, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to the principal balance on the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan until paid in full;

          o    third, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to the accrued and unpaid interest on the Note B
               Principal Balance at the interest rate on the FRIS Chkn Portfolio
               B Note through the end of the related interest accrual period;

          o    fourth, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to the principal balance on the FRIS Chkn Portfolio
               B Note until paid in full;

          o    fifth, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable to
               FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
               Companion Loan;

          o    sixth, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to any prepayment premium, to the extent actually paid, allocable to FRIS Chkn Portfolio B Note;

          o    seventh, to the holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to any default interest at the default rate on the FRIS Chkn
               Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
               Loan and any late payment fees allocable to FRIS Chkn Portfolio
               Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan;

          o    eighth, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to any default interest at the default rate on the
               FRIS Chkn Portfolio B Note and any late payment fees allocable to the FRIS Chkn Portfolio B Note;

          o    ninth, to the holder of the FRIS Chkn Portfolio B Note up to the amount of any unreimbursed costs and expenses; and

          o    tenth, any excess, pro rata, to each holder of the FRIS Chkn
               Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
               Loan and the holder of the FRIS Chkn Portfolio B Note based upon the initial principal balance on the FRIS Chkn Portfolio Pari
               Passu Loan and the FRIS Chkn Portfolio Companion Loan and
               principal balance on the FRIS Chkn Portfolio B Note,
               respectively.

Rights of the Holders of the FRIS Chkn Portfolio B Note and the FRIS Chkn
Portfolio Pari Passu Loan

          Except under the circumstances described below in this section, the applicable master servicer and the special servicer for the FRIS Chkn Portfolio
Loan Group will be required to obtain the prior written consent of the holder of the FRIS Chkn Portfolio B Note prior to taking any of the following actions
(which consent may be deemed given under the circumstances contemplated by the related intercreditor agreement):

          o    any modification or waiver that would result in the extension of the maturity date a reduction in the interest rate or the monthly debt service payment or a deferral or a forgiveness of interest on or principal or any other monetary term (other than default interest) or a modification or waiver of any provision covering additional indebtedness or transferring any related mortgaged property or any interest therein;

          o    any modification of, or waiver with respect to, the FRIS Chkn
               Portfolio Loan Group or any loan therein that would result in a discounted pay-off of that loan;

          o    any foreclosure upon or comparable conversion of the ownership of any related mortgaged property or any acquisition of mortgaged property by deed-in-lieu of foreclosure;

                                      S-150

          o    any proposed sale of a related REO Property for less than the an amount approximately equal to the purchase price;

          o    any determination to bring a related mortgaged property into compliance with applicable environmental laws;

          o    any acceptance of substitute or additional collateral;

          o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

          o    any release of the borrower, any guarantor or other obligor from liability with respect to the FRIS Chkn Portfolio Loan Group or any loan therein;

          o    any consent to the execution, termination, modification or any other matter under the master lease related to the mortgaged properties that secure the FRIS Chkn Portfolio Loan Group, to the extent the lender's approval is required under the loan
               documents;

          o    any approval of additional indebtedness secured by any related mortgaged property, to the extent the lender's approval is required under the related mortgage loan documents; or

          o    any renewal or replacement of the then existing insurance
               policies, to the extent the lender's approval is required under the related mortgage loan documents, or any waiver, modification or amendment of any insurance requirements under the related mortgage loan documents;

          provided, that approval by the holder of the FRIS Chkn Portfolio B
Note to any such proposed action requiring its approval shall be deemed given if the holder of the FRIS Chkn Portfolio B Note fails to notify the applicable master servicer or the special servicer, as the case may be, of its approval or disapproval of any such proposed action within five (5) business days of delivery to the holder of the FRIS Chkn Portfolio B Note of written notice of such a proposed action, together with the information requested by the holder of the Holdings Portfolio B Note, such action by the applicable master servicer or the special servicer, as the case may be, shall be deemed to have been approved by the holder of the FRIS Chkn Portfolio B Note. In addition, the foregoing approval rights shall terminate upon termination of the rights of the holder of the FRIS Chkn Portfolio B Note to purchase the FRIS Chkn Portfolio Companion
Loan and FRIS Chkn Portfolio Pari Passu Loan during the repurchase period, which begins upon its receipt of a notice of default by the related borrower and ends
45 days later.

          Whether or not the repurchase period has ended, the holder of the FRIS
Chkn Portfolio B Note will have the right to consult with the applicable master servicer or the special servicer, as applicable, regarding the FRIS Chkn
Portfolio Loan Group.

          Pursuant to an intercreditor agreement, the holders of the FRIS Chkn
Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan also have the right to vote on taking the actions discussed above, subject to similar qualifications, which vote will be determined by holders of a majority in principal amount of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn
Portfolio Companion Loan; provided, however, that if such majority cannot agree on a course of action within 45 days, then the Controlling Class representative may direct the applicable master servicer or the special servicer to take such action as satisfies the requirements of the Pooling and Servicing Agreement, including the Servicing Standard.

          The holder of the FRIS Chkn Portfolio Companion Loan will have the right to consult with the applicable master servicer and the special servicer, as applicable, regarding the FRIS Chkn Portfolio Loan Group.

          Notwithstanding the foregoing, the applicable master servicer and the special servicer are not required to comply with any advice, consultation, approval or non-approval provided by the holder of the FRIS Chkn Portfolio B
Note or the holder of the FRIS Chkn Portfolio Companion Loan if such advice, or consultation, approval or non-approval would (A) cause a violation of any applicable law, (B) be inconsistent with the Servicing Standard, (C) cause a violation of the provisions of the intercreditor agreement or the Pooling and
Servicing Agreement relating to the REMIC provisions, (D) cause a violation of any other provisions of the intercreditor agreement or the Pooling

                                      S-151

and Servicing Agreement, (E) cause a violation of the terms of the related mortgage loan, or (F) materially expand the scope of any servicer's responsibilities under the Pooling and Servicing Agreement.

          The holder of the FRIS Chkn Portfolio B Note will also have the option to purchase the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
Companion Loan (in whole and not in part) if an event of default under the FRIS
Chkn Portfolio Loan occurs and is continuing. This right may be exercised during the 45-day period beginning upon receipt by the holder of the FRIS Chkn
Portfolio B Note of a notice of borrower default and transfer of the loan to the special servicer.

          The holder of the FRIS Chkn Portfolio B Note shall have the right to transfer the FRIS Chkn Portfolio B Note or any portion thereof, to a qualified institutional lender, without obtaining the applicable master servicer's prior written consent, provided, that prior to the transfer the applicable master servicer is provided with (A) an officer's certificate from a senior officer of the holder of the FRIS Chkn Portfolio B Note certifying that the transferee is a qualified institutional lender and (B) a copy of the assignment and assumption agreement. The holder of the FRIS Chkn Portfolio B Note shall also have the right to transfer the FRIS Chkn Portfolio B Note, or any interest therein, to a
FRIS Chkn Portfolio B Note pledgee.

          The FRIS Chkn Portfolio B Note and the FRIS Chkn Portfolio Companion
Loan are currently held by Wells Fargo Bank, National Association, which is also the related mortgage loan seller and a master servicer, as well as the paying agent.

          The holder of the FRIS Chkn Portfolio B Note may have relations and interests that conflict with those of the Certificateholders. It has no obligations to the Certificateholders and may act solely in its own interests.
No Certificateholder may take any action against the holder of the FRIS Chkn
Portfolio B Note for acting solely in its own interests.

THE MASTER SERVICERS AND SPECIAL SERVICER

Master Servicers

          General. Prudential Asset Resources, Inc. will act as master servicer with respect to those mortgage loans sold by PMCF to us for deposit into the trust. Wells Fargo Bank, National Association will act as master servicer with respect to those mortgage loans sold by it, MSMC and SunTrust to us for deposit into the trust.

          Prudential Asset Resources, Inc. PAR, a Delaware corporation, is a wholly owned subsidiary of PMCC, which is an indirect subsidiary of Prudential
Financial, Inc. PAR is an affiliate of Prudential Mortgage Capital Funding, LLC, one of the mortgage loan sellers. PAR's principal servicing offices are located at 2200 Ross Avenue, Suite 4900E, Dallas, Texas 75201. As of March 31, 2005, PAR
was responsible for overseeing the servicing of approximately 6,310 commercial and multifamily loans, with an approximate total principal balance of $44.3 billion.

          Wells Fargo Bank, National Association. Wells Fargo provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. Wells Fargo is also the paying agent and certificate registrar.

          Wells Fargo's principal servicing offices are located at 45 Fremont
Street, 2nd Floor, San Francisco, California 94105.

          As of June 30, 2005, Wells Fargo was responsible for servicing approximately 7,431 commercial and multifamily mortgage loans, totaling approximately $57.5 billion in aggregate outstanding principal amounts, including loans securitized in mortgage-backed securitization transactions.

          Wells Fargo & Company is the holding company for Wells Fargo. Wells
Fargo & Company files reports with the Securities and Exchange Commission that are required under the Securities Exchange Act of 1934. Such

                                      S-152

reports include information regarding the master servicer and may be obtained at the website maintained by the Securities and Exchange Commission at
http://www.sec.gov.

          The information presented herein concerning Wells Fargo has been provided by Wells Fargo. Accordingly, we make no representation or warranty as to the accuracy or completeness of such information.

Special Servicer

          CWCapital Asset Management LLC, a Massachusetts limited liability company with an address of 1919 Pennsylvania Avenue N.W., Washington, D.C.
20006, will initially be appointed as special servicer under the Pooling and
Servicing Agreement. CWCapital Asset Management LLC or its affiliates are involved in real estate investment, finance and management. CWCapital Asset
Management LLC was organized in June, 2005. In July of 2005 it acquired Allied
Capital Corporation's special servicing operations and replaced Allied Capital
Corporation as special servicer on all transactions for which Allied Capital served as special servicer. As of June 30, 2005, CWCapital Asset Management LLC
acted as special servicer for approximately 2,666 mortgage loans and foreclosure properties within 20 commercial mortgage loan securitization transactions. It is anticipated than an affiliate of CWCapital Asset Management LLC may acquire certain of the Certificates not offered under this prospectus supplement and may be the initial Controlling Class representative.

THE MASTER SERVICERS

Master Servicer Compensation

          The master servicers will be entitled to a Master Servicing Fee equal to the Master Servicing Fee Rate applied to the outstanding Scheduled Principal
Balance of each mortgage loan, including REO Properties. The master servicers will be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Certificate Account and interest on escrow accounts if permitted by the related loan documents, and--in each case to the extent not payable to the special servicer or any sub-servicer as provided in the Pooling and Servicing Agreement or sub-servicing agreement--late payment charges, assumption fees, modification fees, extension fees, defeasance fees and default interest payable at a rate above the related mortgage rate, provided that late payment charges and default interest will only be payable to the extent that they are not required to be used to pay interest accrued on any
Advances pursuant to the terms of the Pooling and Servicing Agreement.

          The related Master Servicing Fee and certain other compensation payable to the master servicers will be reduced, on each Distribution Date by the amount, if any, of any Compensating Interest Payment required to be made by the applicable master servicer on such Distribution Date. Any Net Aggregate
Prepayment Interest Shortfall will be allocated as presented under "Description of the Offered Certificates--Distributions--Prepayment Interest Shortfalls and
Prepayment Interest Excesses" in this prospectus supplement. If Prepayment
Interest Excesses for all mortgage loans other than Specially Serviced Mortgage
Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any
Distribution Date, such excess amount will be payable to the applicable master servicer as additional servicing compensation.

          In the event that an initial master servicer resigns or is no longer a master servicer for any reason, such master servicer will continue to have the right to receive its portion of the Excess Servicing Fee. Any successor servicer will receive the Master Servicing Fee as compensation.

EVENTS OF DEFAULT

          If an Event of Default described under the third, fourth or ninth bullet under the definition of "Event of Default" under the "Glossary of Terms"
has occurred, the obligations and responsibilities of the applicable master servicer under the Pooling and Servicing Agreement will terminate on the date which is 60 days following the date on which the trustee or the Depositor gives written notice to the applicable master servicer that such master servicer is terminated. If an event of default described under the first, second, fifth, sixth, seventh or eighth bullet under the definition of "Event of Default" under the "Glossary of Terms" has occurred, the obligations and responsibilities of the applicable master servicer under the Pooling and Servicing Agreement will terminate, immediately upon the date

                                      S-153

which the trustee or the Depositor gives written notice to the applicable master servicer that such master servicer is terminated. After any Event of Default, the trustee may elect to terminate the applicable master servicer by providing such notice, and shall provide such notice if holders of certificates representing more than 25% of the Certificate Balance of all certificates so direct the trustee.

          The events of default under any Non-Serviced Mortgage Loan Pooling and
Servicing Agreement, and the effect of such defaults in respect of the applicable master servicer thereunder, are substantially similar to the Events of Default and termination provisions set forth above. If (i) any Event of
Default on the part of the applicable master servicer occurs that affects a
Serviced Companion Mortgage Loan or (ii) any Serviced Companion Mortgage Loan is
included in a securitization that is rated by Moody's and the trustee receives notice from Moody's that the continuation of the applicable master servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Moody's to any class of certificates representing an interest in that Serviced Companion Mortgage Loan or the applicable master servicer has been downgraded below a specified rating level by Moody's and in either case, the applicable master servicer is not otherwise terminated, then, at the request of the holder of such affected Serviced Companion Mortgage Loan, the trustee shall require the applicable master servicer to appoint a sub-servicer with respect to the related mortgage loan.

          Upon termination of a master servicer under the Pooling and Servicing
Agreement, all authority, power and rights of such master servicer under the
Pooling and Servicing Agreement, whether with respect to the mortgage loans or otherwise, shall terminate except for any rights related to indemnification and unpaid servicing compensation or unreimbursed Advances or the Excess Servicing
Fee, provided that in no event shall the termination of the applicable master servicer be effective until a successor servicer shall have succeeded such master servicer as successor servicer, subject to approval by the Rating
Agencies, notified the applicable master servicer of such designation, and such successor servicer shall have assumed the applicable master servicer's obligations and responsibilities with respect to the mortgage loans as set forth in the Pooling and Servicing Agreement. The trustee may not succeed a master servicer as servicer until and unless it has satisfied the provisions specified in the Pooling and Servicing Agreement. However, if the applicable master servicer is terminated as a result of an Event of Default described under the fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms", the trustee shall act as successor servicer immediately and shall use commercially reasonable efforts to either satisfy the conditions specified in the Pooling and Servicing Agreement or transfer the duties of the applicable master servicer to a successor servicer who has satisfied such conditions.

          However, if a master servicer is terminated solely due to an Event of
Default described in the eighth, ninth or tenth bullet of the definition of
Event of Default, and prior to being replaced as described in the previous paragraph the terminated such master servicer provides the trustee with the appropriate "request for proposal" material and the names of potential bidders, the trustee will solicit good faith bids for the rights to master service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have forty-five (45) days to sell the rights and obligations of the applicable master servicer under the Pooling and Servicing Agreement to a successor servicer that meets the requirements of a master servicer under the
Pooling and Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The termination of the applicable master servicer will be effective when such servicer has succeeded the applicable master servicer, as successor servicer and such successor servicer has assumed the applicable master servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and
Servicing Agreement. If a successor master servicer is not appointed within forty-five (45) days, the applicable master servicer will be replaced by the trustee as described in the previous paragraph.

THE SPECIAL SERVICER

          The special servicer will oversee the resolution of Specially Serviced
Mortgage Loans, act as disposition manager of REO Properties acquired on behalf of the trust through foreclosure or deed in lieu of foreclosure, maintain insurance with respect to REO Properties and provide monthly reports to the applicable master servicer.

Special Servicer Compensation

          The special servicer will be entitled to receive:

                                      S-154

          o    a Special Servicing Fee;

          o    a Workout Fee; and

          o    a Liquidation Fee.

          The Workout Fee with respect to any Rehabilitated Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage
Loan or if the related mortgaged property becomes an REO Property; otherwise such fee is paid until maturity. If the special servicer is terminated for any reason, it will retain the right to receive any Workout Fees payable on mortgage loans that became Rehabilitated Mortgage Loans while it acted as special servicer and remained Rehabilitated Mortgage Loans at the time of such termination until such mortgage loan becomes a Specially Serviced Mortgage Loan or until the related mortgaged property becomes an REO Property. The successor special servicer will not be entitled to any portion of such Workout Fees.

          The special servicer is also permitted to retain, in general, assumption fees, modification fees, default interest and extension fees collected on Specially Serviced Mortgage Loans, certain borrower-paid fees, investment income earned on amounts on deposit in any accounts maintained for
REO Property collections, and other charges specified in the Pooling and
Servicing Agreement. The Special Servicing Fee, the Liquidation Fee and the
Workout Fee will be obligations of the trust and will represent Expense Losses.
The Special Servicer Compensation will be payable in addition to the Master
Servicing Fee payable to the master servicers.

          In addition, the special servicer will be entitled to all assumption fees received in connection with any Specially Serviced Mortgage Loan and 50% of any other assumption fees. The special servicer will be entitled to approve assumptions with respect to all mortgage loans. If Prepayment Interest Excesses for all Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any Distribution Date, such excess amount will be payable to the special servicer as additional servicing compensation. The special servicer will be entitled to, and the applicable master servicer shall forward to the special servicer, 50% of any modification fees or extension fees collected with respect to a consent, waiver, modification, amendment or extension executed or granted by the applicable master servicer if the approval or consent of the special servicer was required in connection therewith. The special servicer will also be entitled to 100% of the extension fees for any extensions of non-Specially Serviced Mortgage Loans granted by the special servicer.

          As described in this prospectus supplement under "--The Operating
Adviser," the Operating Adviser may have the right to receive notification of, advise the special servicer regarding, and consent to, certain actions of the special servicer, subject to the limitations described in this prospectus supplement and further set forth in the Pooling and Servicing Agreement.

          If any Non-Serviced Mortgage Loan becomes specially serviced under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement, the
applicable Non-Serviced Mortgage Loan Special Servicer will be entitled to compensation substantially similar in nature to that described above.

Termination of Special Servicer

          The trustee may terminate the special servicer upon a Special Servicer
Event of Default. However, if the special servicer is terminated solely due to a
Special Servicer Event of Default described in the eighth or ninth bullet of the definition of Special Servicer Event of Default, and prior to being replaced the terminated special servicer provides the trustee with the appropriate request for proposal material and the names of potential bidders, the trustee will solicit good faith bids for the rights to specially service the mortgage loans in accordance with the Pooling and Servicing Agreement. If the special servicer is not otherwise replaced by the Operating Adviser, the trustee will have thirty days to sell the rights and obligations of the special servicer under the
Pooling and Servicing Agreement to a successor special servicer that meets the requirements of a special servicer under the Pooling and Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The special servicer is required to obtain the prior written consent of the Operating Adviser in connection with such sale of servicing rights. The termination of the special servicer will be effective when such successor special servicer has succeeded the

                                      S-155

special servicer as successor special servicer and such successor special servicer has assumed the special servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing Agreement. If a successor special servicer is not appointed within thirty days, the special servicer will be replaced by the trustee as described in the Pooling and Servicing Agreement.

          The special servicer events of default under any Non-Serviced Mortgage
Loan Pooling and Servicing Agreement, and the effect of such defaults in respect of the special servicer thereunder, are substantially similar to the Special
Servicer Events of Default and termination provisions set forth above. If (i)
any Event of Default on the part of the special servicer occurs that affects a
Serviced Companion Mortgage Loan or (ii) any Serviced Companion Mortgage Loan is
included in a securitization that is rated by Fitch and DBRS and the trustee receives notice from each of Fitch and DBRS that the continuation of the special servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch or DBRS as applicable, to any class of certificates representing an interest in that Serviced Companion
Mortgage Loan, and in either case, the special servicer is not otherwise terminated, then, subject to the applicable consultation rights of any particular related Serviced Companion Mortgage Loan under the related Loan Pair
Intercreditor Agreement, the Operating Adviser shall appoint (or, in the event of the failure of the Operating Adviser to appoint, the trustee will appoint) a replacement special servicer with respect to the related Loan Pair.

          In addition to the termination of the special servicer upon a Special
Servicer Event of Default, the Operating Adviser may direct the trustee to remove the special servicer, subject to certain conditions, as described below.

THE OPERATING ADVISER

          As and to the extent set forth in the Pooling and Servicing Agreement or related intercreditor agreement, an Operating Adviser appointed by the holders of a majority of the Controlling Class will have the right to receive notification from the special servicer in regard to certain actions and to advise the special servicer with respect to the following actions, and the special servicer will not be permitted to take or consent to the master servicers taking any of the following actions as to which the Operating Adviser has objected in writing (i) within five (5) business days of receiving notice and any reasonably requested information in respect of actions relating to non-Specially Serviced Mortgage Loans and (ii) within ten (10) business days of receiving notice and any reasonably requested information in respect of actions relating to Specially Serviced Mortgage Loans. The special servicer will be required to notify the Operating Adviser of, among other things:

          o    any proposed modification, amendment or waiver, or consent to a modification, amendment or waiver, of a Money Term or other material term of a mortgage loan or an extension of the original maturity date;

          o    any foreclosure or comparable conversion of the ownership of a mortgaged property;

          o    any proposed sale of a defaulted mortgage loan, other than in connection with the termination of the trust as described in this prospectus supplement under "Description of the Offered
               Certificates--Optional Termination";

          o    any determination to bring an REO Property into compliance with applicable environmental laws;

          o    any release of or acceptance of substitute or additional
               collateral for a mortgage loan;

          o    any acceptance of a discounted payoff;

          o    any waiver or consent to a waiver of a "due-on-sale" or
               "due-on-encumbrance" clause;

          o    any acceptance or consent to acceptance of an assumption
               agreement releasing a borrower from liability under a mortgage loan;

                                      S-156

          o    any release of collateral for a mortgage loan (other than upon satisfaction of, such mortgage loan);

          o    any franchise changes or management company changes to which the special servicer is required to consent;

          o    certain releases of any escrow accounts, reserve accounts or letters of credit; and

          o    any determination as to whether any type of property-level insurance is required under the terms of any mortgage loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

          In addition, subject to the satisfaction of certain conditions, the
Operating Adviser will have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the
Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each rating agency to the effect that such appointment would not result in a downgrade, withdrawal or qualification in any rating then assigned to any class of certificates. The
Operating Adviser shall pay costs and expenses incurred in connection with the removal and appointment of a special servicer (unless such removal is based on certain events or circumstances specified in the Pooling and Servicing
Agreement).

          At any time, the holders of a majority of the Controlling Class may direct the paying agent in writing to hold an election for an Operating Adviser, which election will be held commencing as soon as practicable thereafter.

          The Operating Adviser shall be responsible for its own expenses.

          In the case of the FRIS Chkn Loan Group, all rights of the Operating
Adviser will initially be exercised by the holder of the related B Note. See
"Servicing of the Mortgage Loans -- Servicing of the U-Haul Portfolio Pari Passu
Loan, the Coronado Center Loan Group, the County Line Commerce Center Loan Group
and the FRIS Chkn Loan Group--the FRIS Chkn Loan Group" above.

          Except as may be described in the Pooling and Servicing Agreement, the
Operating Adviser will not have any rights under the applicable Non-Serviced
Mortgage Loan Pooling and Servicing Agreement (other than limited notification rights), but the operating adviser or controlling party under the Non-Serviced
Mortgage Loan Pooling and Servicing Agreement (or any B Note thereunder) will generally have similar rights to receive notification from that special servicer in regard to certain actions and to advise the special servicer with respect to those actions.

MORTGAGE LOAN MODIFICATIONS

          Subject to any restrictions applicable to REMICs, and to limitations imposed by the Pooling and Servicing Agreement, the applicable master servicer may, without the consent of any other person, extend the maturity date of any
Balloon Loan that is not a Specially Serviced Mortgage Loan to a date that is not more than 60 days following the original maturity date if in the applicable master servicer's sole judgment exercised in good faith (and evidenced by an officer's certificate), a default in the payment of the balloon payment is reasonably foreseeable and such extension is reasonably likely to produce a greater recovery to the certificateholders and the holders of a related Serviced
Companion Mortgage Loan (as a collective whole) on a net present value basis than liquidation of such mortgage loan and the mortgagor has obtained an executed written commitment (subject only to satisfaction of conditions set forth therein) for refinancing of the mortgage loan or purchase of the related mortgaged property. In addition and subject to any restrictions applicable to
REMICs, and to limitations imposed by the Pooling and Servicing Agreement, the applicable master servicer may amend any term (other than a Money Term) of a mortgage loan, Serviced Companion Mortgage Loan or any B Note that is not a
Specially Serviced Mortgage Loan and may otherwise (with the consent of the
Operating Adviser) extend the maturity date of any Balloon Loan, other than a
Specially Serviced Mortgage Loan, for up to one year (but for no more than two
(2) such one-year extensions). Following any such two extensions of the maturity of any mortgage loan that is not a Specially Serviced Mortgage Loan, the special servicer, and not the applicable master servicer, shall be responsible for determining whether to

                                      S-157

further extend and, if so, processing the extension of, the maturity of such mortgage loan, provided that it will not be a Servicing Transfer Event with respect to any such extension (if at such time no other circumstance referred to in the definition of "Servicing Transfer Event" then exists) unless and until the special servicer has approved three (3) such extensions (of up to one year each) and the borrower has defaulted at the end of such third extension.

          Subject to any restrictions applicable to REMICs, the special servicer will be permitted to enter into a modification, waiver or amendment of the terms of any Specially Serviced Mortgage Loan, including any modification, waiver or amendment to:

          o    reduce the amounts owing under any Specially Serviced Mortgage
               Loan by forgiving principal, accrued interest and/or any
               Prepayment Premium or Yield Maintenance Charge;

          o    reduce the amount of the Scheduled Payment on any Specially
               Serviced Mortgage Loan, including by way of a reduction in the related mortgage rate;

          o    forbear in the enforcement of any right granted under any
               mortgage note or mortgage relating to a Specially Serviced
               Mortgage Loan;

          o    extend the maturity date of any Specially Serviced Mortgage Loan;
               and/or

          o    accept a Principal Prepayment during any Lock-out Period;

provided in each case that (1) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable judgment of the special servicer, such default is reasonably foreseeable, and (2) in the reasonable judgment of the special servicer, such modification, waiver or amendment would increase the recovery to Certificateholders (or if the related mortgage loan relates to a Serviced Companion Mortgage Loan or B Note, increase the recovery to Certificateholders and the holders of such Serviced Companion
Mortgage Loan or B Note, as a collective whole) on a net present value basis, as demonstrated in writing by the special servicer to the trustee.

          In no event, however, will the special servicer be permitted to:

          o    extend the maturity date of a Specially Serviced Mortgage Loan beyond a date that is two years prior to the Rated Final
               Distribution Date; and

          o    if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date of such Specially Serviced
               Mortgage Loan unless the special servicer gives due consideration to the remaining term of such ground lease.

          Modifications that forgive principal or interest of a mortgage loan will result in Realized Losses on such mortgage loan and such Realized Losses will be allocated among the various Classes of certificates in the manner described under "Description of the Offered
Certificates--Distributions--Subordination; Allocation of Losses and Expenses"
in this prospectus supplement.

          The modification of a mortgage loan may tend to reduce prepayments by avoiding liquidations and therefore may extend the weighted average life of the certificates beyond that which might otherwise be the case. See "Yield,
Prepayment and Maturity Considerations" in this prospectus supplement.

          The provisions in any Non-Serviced Mortgage Loan Pooling and Servicing
Agreement regarding the modifications of the related Non-Serviced Mortgage Loan are generally similar to the comparable provisions of the Pooling and Servicing
Agreement.

SALE OF DEFAULTED MORTGAGE LOANS

          The Pooling and Servicing Agreement grants to each of (a) the holder of certificates representing the greatest percentage interest in the Controlling
Class, (b) the special servicer, and (c) any seller with respect to

                                      S-158

mortgage loans it originated, in that order, an option (the "Option") to purchase from the trust any defaulted mortgage loan (other than a Non-Serviced
Mortgage Loan that is subject to a comparable option under a related pooling and servicing agreement) that is at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its Balloon Payment). The "Option
Purchase Price" for a defaulted mortgage loan will equal the fair value of such mortgage loan, as determined by the special servicer. The special servicer is required to recalculate the fair value of such defaulted mortgage loan if there has been a material change in circumstances or the special servicer has received new information that has a material effect on value (or otherwise if the time since the last valuation exceeds 60 days). If the Option is exercised by either the special servicer or the holder of certificates representing the greatest percentage interest in the Controlling Class or any of their affiliates then, prior to the exercise of the Option, the trustee will be required to verify that the Option Purchase Price is a fair price.

          The Option is assignable to a third party by the holder of the Option, and upon such assignment such third party shall have all of the rights granted to the original holder of such Option. The Option will automatically terminate, and will not be exercisable, if the mortgage loan to which it relates is no longer delinquent, because the defaulted mortgage loan has (i) become a
Rehabilitated Mortgage Loan, (ii) been subject to a work-out arrangement, (iii)
been foreclosed upon or otherwise resolved (including by a full or discounted pay-off), (iv) been purchased by the related mortgage loan seller pursuant to the Pooling and Servicing Agreement or (v) been purchased by the holder of a related B Note pursuant to a purchase option set forth in the related intercreditor agreement.

          In addition, anyone exercising the Option with respect to the U-Haul
Portfolio Pari Passu Loan or the FRIS Chkn Pari Passu Loan under the Pooling and
Servicing Agreement must also purchase the U-Haul Portfolio Companion Loan and
FRIS Chkn Companion Loan, respectively.

          The Option is subject to any rights of the holder of a B Note, as applicable, with respect to the related Mortgage Loan. See "Servicing of the
Mortgage Loans -- Servicing of the U-Haul Portfolio Pari Passu Loan, the
Coronado Center Loan Group, the County Line Commerce Center Loan Group and the
FRIS Chkn Loan Group" above.

FORECLOSURES

          The special servicer may at any time, with notification to and consent of the Operating Adviser (or the B Note designee, if applicable) and in accordance with the Pooling and Servicing Agreement, institute foreclosure proceedings, exercise any power of sale contained in any mortgage, accept a deed in lieu of foreclosure or otherwise acquire title to a mortgaged property by operation of law or otherwise, if such action is consistent with the Servicing
Standard and a default on the related mortgage loan has occurred but subject, in all cases, to limitations concerning environmental matters and, in specified situations, the receipt of an opinion of counsel relating to REMIC requirements.

          If any mortgaged property is acquired as described in the preceding paragraph, the special servicer is required to sell the REO Property as soon as practicable consistent with the requirement to maximize proceeds for all certificateholders (and with respect to any Serviced Companion Mortgage Loan or
B Note, for the holders of such loans) but in no event later than three years after the end of the year in which it was acquired (as such period may be extended by an application to the Internal Revenue Service or following receipt of an opinion of counsel that such extension will not result in the failure of such mortgaged property to qualify as "foreclosure property" under the REMIC provisions of the Code), or any applicable extension period, unless the special servicer has obtained an extension from the Internal Revenue Service or has previously delivered to the trustee an opinion of counsel to the effect that the holding of the REO Property by the trust subsequent to three years after the end of the year in which it was acquired, or to the expiration of such extension period, will not result in the failure of such REO Property to qualify as
"foreclosure property" under the REMIC provisions of the Code. In addition, the special servicer is required to use its efforts consistent with the Servicing
Standard to sell any REO Property prior to the Rated Final Distribution Date or earlier to the extent required to comply with REMIC provisions.

          If the trust acquires a mortgaged property by foreclosure or deed in lieu of foreclosure upon a default of a mortgage loan, the Pooling and Servicing
Agreement provides that the special servicer, on behalf of the trustee, must administer such mortgaged property so that it qualifies at all times as
"foreclosure property" within the meaning of Code Section 860G(a)(8). The
Pooling and Servicing Agreement also requires that any such mortgaged

                                      S-159

property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such mortgaged property. Generally, REMIC I will not be taxable on income received with respect to a mortgaged property to the extent that it constitutes "rents from real property," within the meaning of Code Section
856(c)(3)(A) and Treasury regulations under the Code. "Rents from real property"
do not include the portion of any rental based on the net profits derived by any person from such property. No determination has been made whether rent on any of the mortgaged properties meets this requirement. "Rents from real property"
include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a mortgaged property owned by a trust, would not constitute "rents from real property," or that all of the rental income would not so qualify if the non-customary services are not provided by an independent contractor or a separate charge is not stated. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a mortgaged property owned by REMIC I, including but not limited to a hotel or healthcare business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property," which would be taxable to REMIC I at the highest marginal federal corporate rate -- currently 35% -- and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the amount of the proceeds available for distribution to holders of certificates. Under the Pooling and Servicing
Agreement, the special servicer is required to determine whether the earning of such income taxable to REMIC I would result in a greater recovery to
Certificateholders on a net after-tax basis than a different method of operation of such property. Prospective investors are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

          The following discussion, when read in conjunction with the discussion of "Federal Income Tax Consequences" in the prospectus, describes the material federal income tax considerations for investors in the offered certificates.
However, these two discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules, and do not address state and local tax considerations.
Prospective purchasers should consult their own tax advisers in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the offered certificates.

GENERAL

          For United States federal income tax purposes, portions of the trust will be treated as "Tiered REMICs" as described in the prospectus. See "Federal
Income Tax Consequences--REMICs--Tiered REMIC Structures" in the prospectus.
Three separate REMIC elections will be made with respect to designated portions of the trust other than that portion of the trust consisting of the rights to
Excess Interest and the Excess Interest Sub-account (the "Excess Interest
Grantor Trust"). Upon the issuance of the offered certificates, Latham & Watkins
LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming:

          o    the making of proper elections;

          o    the accuracy of all representations made with respect to the mortgage loans;

          o    ongoing compliance with all provisions of the Pooling and
               Servicing Agreement and other related documents and no amendments to them;

          o    ongoing compliance with the Non-Serviced Mortgage Loan Pooling and Servicing Agreement and other related documents and any amendments to them, and the continued qualification of the REMICs formed under those agreements; and

                                      S-160

          o    compliance with applicable provisions of the Code, as it may be amended from time to time, and applicable Treasury Regulations adopted under the Code;

for federal income tax purposes, (1) each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Code; (2) the Residual Certificates will represent three separate classes of REMIC residual interests evidencing the sole class of "residual interests" in each of REMIC I, REMIC II and REMIC III; (3)
the REMIC Regular Certificates (other than the beneficial interest of the Class
T Certificates in the Excess Interest) will evidence the "regular interests" in, and will be treated as debt instruments of, REMIC III; (4) the Excess Interest
Grantor Trust will be treated as a grantor trust for federal income tax purposes; and (5) the Class T Certificates will represent a beneficial ownership of the assets of the Excess Interest Grantor Trust.

          The offered certificates will be REMIC Regular Certificates issued by
REMIC III. See "Material Federal Income Tax Consequences--REMICs--Taxation of
Owners of REMIC Regular Certificates" in the prospectus for a discussion of the principal federal income tax consequences of the purchase, ownership and disposition of the offered certificates.

          The offered certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) and 856(c)(5)(B) of the Code for a real estate investment trust ("REIT") in the same proportion that the assets in the REMIC would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section
856(c)(3)(B) of the Code for a REIT to the extent that such certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. However, if 95% or more of the REMIC's assets are real estate assets within the meaning of Section 856(c)(5)(B), then the entire offered certificates shall be treated as real estate assets and all interest from the offered certificates shall be treated as interest described in Section 856(c)(3)(B). The offered certificates will not qualify for the foregoing treatments to the extent the mortgage loans are defeased with U.S. obligations.

          Moreover, the offered certificates will be "qualified mortgages" under
Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein. Offered certificates held by certain financial institutions will constitute "evidence of indebtedness" within the meaning of Section 582(c)(1) of the Code.

          The offered certificates will be treated as assets described in
Section 7701(a)(19)(C)(xi) of the Code for a domestic building and loan association generally only in the proportion that the REMIC's assets consist of loans secured by an interest in real property that is residential real property
(including multifamily properties and mobile home community properties or other loans described in Section 7701(a)(19)(C)). However, if 95% or more of the
REMIC's assets are assets described in 7701(a)(19)(C)(i) through
7701(a)(19)(C)(x), then the entire offered certificates shall be treated as qualified property under 7701(a)(19)(C). See "Description of the Mortgage Pool"
in this prospectus supplement and "Federal Income Tax Consequences--REMICs" in the prospectus.

ORIGINAL ISSUE DISCOUNT AND PREMIUM

          We anticipate that the Class A Senior, Class A-J, Class B, Class C,
Class D, Class E and Class F Certificates will be issued at a premium for federal income tax purposes. Whether any holder of any class of certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such
Certificateholder. The Class T Certificates will evidence only undivided beneficial interests in the portion of the trust consisting of any Excess
Interest collected on the ARD loans held by the trust. Those beneficial interests will constitute beneficial interests in a grantor trust for federal income tax purposes.

          The Class X-2 Certificates will be treated as issued with OID because they are "interest only" Certificates. If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a holder of any Class X-2 Certificate, the amount of original issue discount allocable to such period would be zero and such
Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Class X-2
Certificate. Although the matter is not free from doubt, a holder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such

                                      S-161

Certificate exceeds the maximum amount of future payments to which such
Certificateholder is entitled, assuming no further prepayments of the Mortgage
Loans. Any such loss might be treated as a capital loss.

          The IRS has issued regulations (the "OID Regulations") under Sections
1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original
Issue Discount and Premium" in the prospectus. Purchasers of the offered certificates should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address all of the issues relevant to accrual of original issue discount on prepayable securities such as the offered certificates. The OID Regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that holders of offered certificates issued with original issue discount may be able to select a method for recognizing original issue discount that differs from that used by the paying agent in preparing reports to Certificateholders and the IRS.
Prospective purchasers of offered certificates are advised to consult their tax advisors concerning the treatment of such certificates.

          Moreover, the OID Regulations include an anti-abuse rule allowing the
IRS to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of applicable statutory provisions.
No assurance can be given that the Internal Revenue Service will not take a different position as to matters respecting accrual of original issue discount with respect to the offered certificates. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original
Issue Discount and Premium" in the prospectus. Prospective purchasers of the offered certificates are advised to consult their tax advisors concerning the tax treatment of such certificates, and the appropriate method of reporting interest and original issue discount with respect to offered certificates.

          To the extent that any offered certificate is purchased in this offering or in the secondary market at not more than a de minimis discount, as defined in the prospectus, a holder who receives a payment that is included in the stated redemption price at maturity, generally, the principal amount of such certificate, will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the offered certificate. Such allocable portion of the holder's adjusted basis will be based upon the proportion that such payment of stated redemption price bears to the total remaining stated redemption price at maturity, immediately before such payment is made, of such certificate. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium"
and "--Sale, Exchange or Redemption" in the prospectus.

          Final regulations on the amortization of bond premium (a) do not apply to regular interests in a REMIC such as the offered certificates and (b) state that they are intended to create no inference concerning the amortization of premium of such instruments. Holders of each class of certificates issued with amortizable bond premium should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income
Tax Consequences--REMICs--Taxation of Owners of REMIC Regular
Certificates--Premium" in the prospectus.

          The prepayment assumption that will be used in determining the rate of accrual of original issue discount, if any, and amortizable bond premium for federal income tax purposes for all classes of certificates issued by the trust will be a 0% CPR, as described in the prospectus, applied to each mortgage loan until its maturity (provided that any ARD Loan is assumed to be prepaid in full on its Anticipated Repayment Date) and assuming no maturity date is extended.
For a description of CPR, see "Yield, Prepayment and Maturity Considerations" in
this prospectus supplement. However, we make no representation that the mortgage loans will not prepay during any such period or that they will prepay at any particular rate before or during any such period.

PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

          Prepayment Premiums or Yield Maintenance Charges actually collected on the mortgage loans will be distributed to the holders of each class of certificates entitled to Prepayment Premiums or Yield Maintenance Charges as
described under "Description of the Offered
Certificates--Distributions--Distributions of Prepayment Premiums and Yield
Maintenance Charges" in this prospectus supplement. It is not entirely clear under the Code when the amount of a Prepayment Premium or Yield Maintenance
Charge should be taxed to the holders of a class of certificates entitled to a
Prepayment Premium or Yield Maintenance Charge. For federal income tax information

                                     S-162

reporting purposes, Prepayment Premiums or Yield Maintenance Charges will be treated as income to the holders of a class of certificates entitled to
Prepayment Premiums or Yield Maintenance Charges only after the applicable master servicer's actual receipt of a Prepayment Premium or a Yield Maintenance
Charge to which the holders of such class of certificates is entitled under the terms of the Pooling and Servicing Agreement, rather than including projected
Prepayment Premiums or Yield Maintenance Charges in the determination of a
Certificateholder's projected constant yield to maturity. It appears that
Prepayment Premiums or Yield Maintenance Charges are treated as ordinary income rather than capital gain. However, the timing and characterization of such income is not entirely clear and Certificateholders should consult their tax advisors concerning the treatment of Prepayment Premiums or Yield Maintenance
Charges.

ADDITIONAL CONSIDERATIONS

          The special servicer is authorized, when doing so is consistent with maximizing the trust's net after-tax proceeds from an REO Property, to incur taxes on the trust in connection with the operation of such REO Property. Any such taxes imposed on the trust would reduce the amount distributable to
Certificateholders. See "Servicing of the Mortgage Loans--Foreclosures" in this prospectus supplement.

          Under certain circumstances, as described under the headings "Material
Federal Income Tax Consequences--Federal Income Tax Consequences for
Certificates as to Which No REMIC Election is Made--Reporting Requirements and
Backup Withholding" and "Federal Income Tax Consequences--REMICs--Taxation of
Owners of REMIC Regular Certificates--Non-U.S. Persons" of the prospectus, a holder may be subject to United States backup withholding on payments made with respect to the certificates.

          For further information regarding the United States federal income tax consequences of investing in the offered certificates, see "Material Federal
Income Tax Consequences" and "State Tax Considerations" in the prospectus.

                         LEGAL ASPECTS OF MORTGAGE LOANS

          The following discussion summarizes certain legal aspects of mortgage loans secured by real property in California (approximately 14.7% of the Initial
Pool Balance) which are general in nature. This summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the mortgage loans.

CALIFORNIA

          Under California law a foreclosure may be accomplished either judicially or non-judicially. Generally, no deficiency judgment is permitted under California law following a nonjudicial sale under a deed of trust. Other
California statutes, except in certain cases involving environmentally impaired real property, require the lender to attempt to satisfy the full debt through a foreclosure against the property before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt. California case law has held that acts such as an offset of an unpledged account or the application of rents from secured property prior to foreclosure, under some circumstances, constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Finally, other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower, and possibly any guarantor, following a judicial sale to the excess of the outstanding debt over the greater (i) the fair market value of the property at the time of the public sale or (ii) the amount of the winning bid in the foreclosure. Borrowers also are allowed a one-year period within which to redeem the property.

                              ERISA CONSIDERATIONS

          ERISA and the Code impose restrictions on Plans that are subject to
ERISA and/or Section 4975 of the Code and on persons that are Parties in
Interest. ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits selected transactions between a Plan and Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the

                                     S-163

assets of a Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in Section 3(32) of ERISA) are not subject to the prohibited transactions restrictions of ERISA and the Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

          Neither ERISA nor the Code defines the term "plan assets." However, the U.S. Department of Labor ("DOL") has issued a final regulation (29 C.F.R.
2510.3-101) concerning the definition of what constitutes the assets of a Plan.
The DOL Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section 4975 of the
Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute Plan assets by reason of a Plan's investment in certificates, such
Plan asset would include an undivided interest in the mortgage loans and any other assets of the trust. If the mortgage loans or other trust assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the fiduciary requirements and prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the mortgage loans and other trust assets.

          Affiliates of the Depositor, the Underwriters, the master servicers, the special servicer, any party responsible for the servicing and administration of a Non-Serviced Mortgage Loan or any related REO property and certain of their respective affiliates might be considered or might become fiduciaries or other
Parties in Interest with respect to investing Plans. Moreover, the trustee, the paying agent, the fiscal agent, the master servicers, the special servicer, the
Operating Adviser, any insurer, primary insurer or any other issuer of a credit support instrument relating to the primary assets in the trust or certain of their respective affiliates might be considered fiduciaries or other Parties in
Interest with respect to investing Plans. In the absence of an applicable exemption, "prohibited transactions"-- within the meaning of ERISA and Section
4975 of the Code -- could arise if certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

          The offered certificates may be eligible for relief from specified prohibited transaction and conflict of interest provisions of ERISA and the Code in reliance on administrative exemptions granted by the DOL to specified underwriters. The DOL has granted to the Underwriters individual prohibited transaction exemptions (the "Exemptions"), which generally exempt from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code transactions relating to:

          o    the initial purchase, the holding, and the subsequent resale by
               Plans of certificates evidencing interests in pass-through trusts; and

          o    transactions in connection with the servicing, management and operation of such trusts, provided that the assets of such trusts consist of certain secured receivables, loans and other
               obligations that meet the conditions and requirements of the
               Exemptions.

The assets covered by the Exemptions include mortgage loans such as the mortgage loans and fractional undivided interests in such loans.

          The Exemptions apply only if specific conditions are met. Among other conditions, the Exemptions set forth the following five general conditions which must be satisfied for exemptive relief:

          o    the acquisition of the certificates by a Plan must be on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's-length
               transaction with an unrelated party;

                                     S-164

          o    the certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Moody's, S&P or Fitch;

          o    the trustee is a substantial financial institution and cannot be an affiliate of any member of the Restricted Group, other than an underwriter. The "Restricted Group" consists of the Underwriters, the Depositor, the master servicers, the special servicer, any person responsible for servicing a Non-Serviced Mortgage Loan or any related REO property, any insurer and any borrower with respect to mortgage loans constituting more than 5% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such classes of certificates, or any affiliate of any of these parties;

          o    the sum of all payments made to the Underwriters in connection with the distribution of the certificates must represent not more than reasonable compensation for underwriting the certificates;
               the sum of all payments made to and retained by the Depositor in consideration of the assignment of the mortgage loans to the trust must represent not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the master servicers, the special servicer, and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

          o    the Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
               Securities and Exchange Commission under the 1933 Act.

          Before purchasing any certificates, a fiduciary of a Plan should itself confirm (a) that such certificates constitute "certificates" for purposes of the Exemptions and (b) that the specific and general conditions of the
Exemptions and the other requirements set forth in the Exemptions would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemptions, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

          Moreover, the Exemptions provide relief from certain
self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

          o    the investing Plan fiduciary or its affiliates is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust;

          o    the Plan's investment in each class of certificates does not exceed 25% of all of the certificates outstanding of that class at the time of the acquisition; and

          o    immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

          We believe that the Exemptions will apply to the acquisition and holding of the offered certificates by Plans or persons acting on behalf of or with "plan assets" of Plans, and that all of the above conditions of the
Exemptions, other than those within the control of the investing Plans or Plan investors, have been met. Upon request, the Underwriters will deliver to any fiduciary or other person considering investing "plan assets" of any Plan in the certificates a list identifying each borrower that is the obligor under each mortgage loan that constitutes more than 5% of the aggregate principal balance of the assets of the trust.

GENERAL INVESTMENT CONSIDERATIONS

          Prospective Plan investors should consult their legal counsel concerning the impact of ERISA, Section 4975 of the Code or any corresponding provisions of applicable federal, state or local law, the applicability of the
Exemptions, or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the certificates.
Moreover, each Plan fiduciary should determine whether, under the

                                     S-165

general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

          The sale of certificates to a Plan is in no respect a representation that such investment meets all the relevant legal requirements with respect to investment by Plans generally or by a particular Plan, or that this investment is appropriate for benefit plans generally or any particular benefit plan.

                                LEGAL INVESTMENT

          The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of
1984, as amended. The appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase offered certificates, may be subject to significant interpretive uncertainties.

          No representations are made as to the proper characterization of the offered certificates for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions.
The uncertainties referred to above, and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the offered certificates, may adversely affect the liquidity of the offered certificates. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult their own legal advisors to determine whether, and to what extent, the offered certificates will constitute legal investments for them or are subject to investment, capital or other restrictions. See "Legal Investment" in the prospectus.

                                 USE OF PROCEEDS

          We will apply the net proceeds of the offering of the certificates towards the simultaneous purchase of the mortgage loans from the mortgage loan sellers and to the payment of expenses in connection with the issuance of the certificates.

                                     S-166

                              PLAN OF DISTRIBUTION

          We have entered into an Underwriting Agreement with the Underwriters.
Subject to the terms and conditions set forth in the Underwriting Agreement, we have agreed to sell to each Underwriter, and each Underwriter has agreed severally to purchase from us the respective aggregate Certificate Balance of each class of offered certificates presented below.



    UNDERWRITERS       CLASS A-1    CLASS A-1A    CLASS A-2A    CLASS A-2B   CLASS A-AB     CLASS A-3     CLASS A-4A     CLASS A-4B
-------------------  ------------  ------------  ------------  -----------  ------------  ------------  --------------  ------------

Morgan Stanley &
   Co. Incorporated  $121,200,000  $318,834,000  $294,875,000  $42,125,000  $111,100,000  $103,000,000  $1,060,595,000  $149,514,000

Banc of America
   Securities LLC    $          0  $          0  $          0  $         0  $          0  $          0  $            0  $          0

Greenwich Capital
   Markets, Inc.     $          0  $          0  $          0  $         0  $          0  $          0  $            0  $          0

SunTrust Capital
   Markets, Inc.     $          0  $          0  $          0  $         0  $          0  $          0  $            0  $  2,000,000

   Total ..........  $121,200,000  $318,834,000  $294,875,000  $42,125,000  $111,100,000  $103,000,000  $1,060,595,000  $151,514,000




    UNDERWRITERS         CLASS X-2       CLASS A-J      CLASS B        CLASS C      CLASS D       CLASS E       CLASS F
-------------------   --------------   ------------   -----------   -----------   -----------   -----------   -----------

Morgan Stanley &
   Co. Incorporated   $2,672,241,000   $175,571,000   $24,098,000   $34,425,000   $27,541,000   $24,098,000   $27,541,000

Banc of America
   Securities LLC     $            0   $          0   $         0   $         0   $         0   $         0   $         0

Greenwich Capital
   Markets, Inc.      $            0   $          0   $         0   $         0   $         0   $         0   $         0

SunTrust Capital
   Markets, Inc.      $            0   $          0   $         0   $         0   $         0   $         0   $         0

   Total ..........   $2,672,241,000   $175,571,000   $24,098,000   $34,425,000   $27,541,000   $24,098,000   $27,541,000


          Morgan Stanley & Co. Incorporated will act as sole manager and sole bookrunner with respect to the offered certificates.

          The Underwriting Agreement provides that the obligations of the
Underwriters are subject to conditions precedent, and that the Underwriters severally will be obligated to purchase all of the offered certificates if any are purchased. In the event of a default by an Underwriter, the Underwriting
Agreement provides that the purchase commitment of the non-defaulting
Underwriter may be increased. Proceeds to the Depositor from the sale of the offered certificates, before deducting expenses payable by the Depositor, will be approximately $2,595,188,393, plus accrued interest.

          The Underwriters have advised us that they will propose to offer the offered certificates from time to time for sale in one or more negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriters may effect such transactions by selling such Classes of offered certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of such Classes of offered certificates for whom they may act as agent.

                                     S-167

          The offered certificates are offered by the Underwriters when, as and if issued by the Depositor, delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the offered certificates will be made in book-entry form through the facilities of DTC against payment therefore on or about August 11, 2005, which is the ninth business day following the date of pricing of the certificates.

          Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade offered certificates in the secondary market prior to such delivery should specify a longer settlement cycle, or should refrain from specifying a shorter settlement cycle, to the extent that failing to do so would result in a settlement date that is earlier than the date of delivery of such offered certificates.

          The Underwriters and any dealers that participate with the
Underwriters in the distribution of the offered certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of such Classes of offered certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

          We have agreed to indemnify the Underwriters against civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect of such liabilities.

          The Underwriters currently intend to make a secondary market in the offered certificates, but they are not obligated to do so.

          The Depositor is an affiliate of Morgan Stanley & Co. Incorporated, an
Underwriter, and Morgan Stanley Mortgage Capital Inc., a seller.

                                  LEGAL MATTERS

          The legality of the offered certificates and the material federal income tax consequences of investing in the offered certificates will be passed upon for the Depositor by Latham & Watkins LLP, New York, New York. Certain
legal matters with respect to the offered certificates will be passed upon for the Underwriters by Latham & Watkins LLP, New York, New York. Certain legal matters will be passed upon for Morgan Stanley Mortgage Capital Inc. by Latham &
Watkins LLP, New York, New York, for Wells Fargo Bank, National Association, as
a mortgage loan seller, by Andrews Kurth LLP, Dallas, Texas, for Prudential
Mortgage Capital Funding, LLC by Cadwalader, Wickersham & Taft LLP, New York,
New York and for SunTrust Bank by Mayer, Brown, Rowe & Maw LLP, New York, New
York.

                                     S-168

                                     RATINGS

          It is a condition of the issuance of the offered certificates that they receive the following credit ratings from Fitch, S&P and DBRS.

CLASS                                                     FITCH   S&P     DBRS
-------------------------------------------------------   -----   ---   --------
Class A-1..............................................    AAA    AAA      AAA
Class A-1A.............................................    AAA    AAA      AAA
Class A-2A.............................................    AAA    AAA      AAA
Class A-2B.............................................    AAA    AAA      AAA
Class A-AB.............................................    AAA    AAA      AAA
Class A-3..............................................    AAA    AAA      AAA
Class A-4A.............................................    AAA    AAA      AAA
Class A-4B.............................................    AAA    AAA      AAA
Class X-2..............................................    AAA    AAA      AAA
Class A-J..............................................    AAA    AAA      AAA
Class B................................................    AA+    AA+   AA(high)
Class C................................................     AA     AA      AA
Class D................................................    AA-    AA-    AA(low)
Class E................................................     A+     A+    A(high)
Class F................................................     A      A        A

          The ratings of the offered certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the offered certificates by the Rated Final Distribution Date. Generally, that date is the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term. The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

          The ratings of the certificates do not represent any assessment of (1)
the likelihood or frequency of principal prepayments, voluntary or involuntary, on the mortgage loans, (2) the degree to which such prepayments might differ from those originally anticipated, (3) whether and to what extent Prepayment
Premiums, Yield Maintenance Charges, any Excess Interest or default interest will be received, (4) the allocation of Net Aggregate Prepayment Interest
Shortfalls or (5) the tax treatment of the certificates. A security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings thus address credit risk and not prepayment risk.

          There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of the offered certificates and, if so, what such rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the ratings assigned to such class at the request of the Depositor.

                                     S-169

                                GLOSSARY OF TERMS

          The certificates will be issued pursuant to the Pooling and Servicing
Agreement. The following Glossary of Terms is not complete. You should also refer to the prospectus and the Pooling and Servicing Agreement for additional definitions. If you send a written request to the paying agent at its corporate office, the paying agent will provide to you without charge a copy of the
Pooling and Servicing Agreement, without exhibits and schedules.

          Unless the context requires otherwise, the definitions contained in this Glossary of Terms apply only to this series of certificates and will not necessarily apply to any other series of certificates the trust may issue.

          "A Note" means, with respect to any A/B Mortgage Loan, the mortgage note included in the trust.

          "A/B Mortgage Loan" means, the Coronado Center Loan Group, the County
Line Commerce Center Loan Group and FRIS Chkn Loan Group or any other mortgage loan serviced under the Pooling and Servicing Agreement that is divided into a senior mortgage note and a subordinated mortgage note, which senior mortgage note is included in the trust. References herein to an A/B Mortgage Loan shall be construed to refer to the aggregate indebtedness under the related A Note and the related B Note.

          "Accrued Certificate Interest" means, in respect of each class of
Certificates for each Distribution Date, the amount of interest for the applicable Interest Accrual Period accrued at the applicable Pass-Through Rate on the aggregate Certificate Balance or Notional Amount, as the case may be, of such class of certificates outstanding immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          "Administrative Cost Rate" will equal the sum of the related servicer report administrator fee rate, the Master Servicing Fee Rate, the Excess
Servicing Fee Rate and the Trustee Fee Rate set forth in the Pooling and
Servicing Agreement (and in the case of a Non-Serviced Mortgage Loan, the applicable Pari Passu Loan Servicing Fee Rate, respectively) for any month (in each case, expressed as a per annum rate) for any mortgage loan in such month, and is set forth in Appendix II.

          "Advance Rate" means a rate equal to the "Prime Rate" as reported in
The Wall Street Journal from time to time.

          "Advances" means Servicing Advances and P&I Advances, collectively.

          "Annual Report" means a report for each mortgage loan based on the most recently available year-end financial statements and most recently available rent rolls of each applicable borrower, to the extent such information is provided to the master servicers, containing such information and analyses as required by the Pooling and Servicing Agreement including, without limitation,
Debt Service Coverage Ratios, to the extent available, and in such form as shall be specified in the Pooling and Servicing Agreement.

          "Anticipated Repayment Date" means, in respect of any ARD Loan, the date on which a substantial principal payment on an ARD Loan is anticipated to be made (which is prior to stated maturity).

          "Appraisal Event" means not later than the earliest of the following:

o    the date 120 days after the occurrence of any delinquency in payment with respect to a mortgage loan, Loan Pair or A/B Mortgage Loan if such delinquency remains uncured;

o    the date 30 days after receipt of notice that the related borrower has filed a bankruptcy petition, an involuntary bankruptcy has occurred or a receiver is appointed in respect of the related mortgaged property, provided that such petition or appointment remains in effect;

                                     S-170

o    the effective date of any modification to a Money Term of a mortgage loan,
     Loan Pair or A/B Mortgage Loan, other than an extension of the date that a
     Balloon Payment is due for a period of less than six months from the original due date of such Balloon Payment; and

o    the date 30 days following the date a mortgaged property becomes an REO
     Property.

          "Appraisal Reduction" will equal, for any mortgage loan, including a mortgage loan as to which the related mortgaged property has become an REO
Property, an amount that is equal to the excess, if any, of:

     the sum, as of the first Determination Date that is at least 15 days after the date on which the appraisal or internal valuation is obtained or performed, of:

o    the Scheduled Principal Balance of such mortgage loan, Loan Pair or A/B
     Mortgage Loan or in the case of an REO Property, the related REO mortgage loan, less the principal amount of certain guarantees and surety bonds and any undrawn letter of credit or debt service reserve, if applicable, that is then securing such mortgage loan;

o    to the extent not previously advanced by the applicable master servicer, the trustee or the fiscal agent, all accrued and unpaid interest on the mortgage loan;

o    all related unreimbursed Advances and interest on such Advances at the
     Advance Rate, and, to the extent applicable, all Advances that were made on a mortgage loan, Loan Pair or A/B Mortgage Loan on or before the date such mortgage loan, Loan Pair or A/B Mortgage Loan became a Rehabilitated
     Mortgage Loan that have since been reimbursed to the advancing party by the trust out of principal collections but not by the related mortgagor; and

o    to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the applicable master servicer, the trustee or the fiscal agent, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account (but were not deposited) in respect of the related mortgaged property or REO Property, as the case may be, over

o    90% of the value (net of any prior mortgage liens), subject to any downward adjustments, that the special servicer may make (without implying any obligation to do so) based upon its review of the appraisal or such other information that it deems appropriate, of such mortgaged property or REO
     Property as determined by such appraisal or internal valuation minus any downward adjustments that the special servicer may deem reasonable based upon its review of the appraisal and any other information, plus the full amount of any escrows held by or on behalf of the trustee as security for the mortgage loan, Loan Pair or A/B Mortgage Loan (less the estimated amount of obligations anticipated to be payable in the next twelve months to which such escrows relate).

In the case of any Serviced Pari Passu Mortgage Loan, any Appraisal Reduction
will be calculated in respect of the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan and then allocated pro rata between the
Serviced Pari Passu Mortgage Loan and the Serviced Companion Mortgage Loan
according to their respective principal balances. In the case of any A/B
Mortgage Loan, any Appraisal Reduction will be calculated in respect of such A/B
Mortgage Loan taken as a whole and any such Appraisal Reduction will be allocated first to the related B Note and then allocated to the related A Note.

          "ARD Loan" means a mortgage loan that provides for increases in the mortgage rate and/or principal amortization at a specified date prior to stated
maturity, which creates an incentive for the related borrower to prepay such mortgage loan.

          "Assumed Scheduled Payment" means an amount deemed due in respect of:

o    any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated
     maturity date; or

                                     S-171

o    any mortgage loan as to which the related mortgaged property has become an
     REO Property.

The Assumed Scheduled Payment deemed due on any such Balloon Loan on its original stated maturity date and on each successive Due Date that it remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due on such date if the related Balloon Payment had not come due, but rather such mortgage loan had continued to amortize in accordance with its amortization schedule in effect immediately prior to maturity. With respect to any mortgage loan as to which the related mortgaged property has become an REO
Property, the Assumed Scheduled Payment deemed due on each Due Date for so long as the REO Property remains part of the trust, equals the Scheduled Payment (or
Assumed Scheduled Payment) due on the last Due Date prior to the acquisition of such REO Property.

          "Available Distribution Amount" means in general, for any Distribution
Date:

          (1)  all amounts on deposit in the Certificate Account as of the business day preceding the related Distribution Date that
               represent payments and other collections on or in respect of the mortgage loans and any REO Properties that were received by the master servicers or the special servicer through the end of the related Collection Period, exclusive of any portion that
               represents one or more of the following:

               o    Scheduled Payments collected but due on a Due Date
                    subsequent to the related Collection Period;

               o    Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the certificates as described in this prospectus supplement);

               o    amounts that are payable or reimbursable to any person other than the Certificateholders (including, among other things, amounts attributable to Expense Losses and amounts payable to the master servicers, the special servicer, the trustee, the paying agent and the fiscal agent as compensation or in reimbursement of outstanding Advances or as Excess Servicing
                    Fees);

               o    amounts deposited in the Certificate Account in error;

               o    if such Distribution Date occurs during January, other than a leap year, or February of any year, the Interest Reserve
                    Amounts with respect to the Interest Reserve Loans to be
                    deposited into the Interest Reserve Account;

               o    in the case of the REO Property related to an A/B Mortgage
                    Loan, all amounts received with respect to such A/B Mortgage
                    Loan that are required to be paid to the holder of the
                    related B Note pursuant to the terms of the related B Note and the related intercreditor agreement; and

               o    any portion of such amounts payable to the holders of any
                    Serviced Companion Mortgage Loan or B Note;

          (2)  to the extent not already included in clause (1), any P&I
               Advances made and any Compensating Interest Payment paid with respect to such Distribution Date; and

          (3)  if such Distribution Date occurs during March of any year
               (commencing in 2006), the aggregate of the Interest Reserve
               Amounts then on deposit in the Interest Reserve Account in respect of each Interest Reserve Loan.

          "Balloon Loans" means mortgage loans that provide for Scheduled
Payments based on amortization schedules significantly longer than their terms to maturity or anticipated repayment date, and that are expected to have remaining principal balances equal to or greater than 5% of the original principal balance of those mortgage loans as of their respective stated maturity date or anticipated to be paid on their Anticipated Repayment Dates, as the case may be, unless previously prepaid.

                                     S-172

          "Balloon LTV" - See "Balloon LTV Ratio."

          "Balloon LTV Ratio" or "Balloon LTV" means the ratio, expressed as a percentage, of the principal balance of a Balloon Loan anticipated to be outstanding on the date on which the related Balloon Payment is scheduled to be due or, in the case of an ARD Loan, the principal balance on its related
Anticipated Repayment Date to the value of the related mortgaged property or properties as of the Cut-off Date determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement. "Balloon Payment" means, with respect to the Balloon Loans, the principal payments and scheduled interest due and payable on the relevant maturity dates.

          "Base Interest Fraction" means, with respect to any principal prepayment of any mortgage loan that provides for payment of a Prepayment
Premium or Yield Maintenance Charge, and with respect to any class of certificates, a fraction (A) whose numerator is the greater of (x) zero and (y)
the difference between (i) the Pass-Through Rate on that class of certificates, and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield
Maintenance Charge with respect to the principal prepayment (or the current
Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii)
the Discount Rate used in calculating the Prepayment Premium or Yield
Maintenance Charge with respect to that principal prepayment (or the current
Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If the
Discount Rate referred to above is greater than the mortgage rate on the related mortgage loan, then the Base Interest Fraction will equal zero.

          "B Note" means, with respect to any A/B Mortgage Loan, the related subordinated Mortgage Note not included in the trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related intercreditor agreement.

          "Certificate Account" means one or more separate accounts established and maintained by a master servicer or any sub-servicer on behalf of such master servicer, pursuant to the Pooling and Servicing Agreement.

          "Certificate Balance" will equal the then maximum amount that the holder of each Principal Balance Certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust.

          "Certificateholder" or "Holder" means an entity in whose name a certificate is registered in the certificate registrar.

          "Certificate Owner" means an entity acquiring an interest in an offered certificate.

          "Class" means the designation applied to the offered certificates and the private certificates, pursuant to this prospectus supplement.

          "Class A Senior Certificates" means the Class A-1 Certificates, the
Class A-1A Certificates, the Class A-2 Certificates, the Class A-AB
Certificates, the Class A-3 Certificates and the Class A-4 Certificates.

          "Class A-2 Certificates" means the Class A-2A Certificates and Class
A-2B Certificates, collectively.

          "Class A-4 Certificates" means the Class A-4A Certificates and Class
A-4B Certificates, collectively.

          "Class X Certificates" means the Class X-1 Certificates and Class X-2
Certificates.

          "Clearstream Bank" means Clearstream Bank, societe anonyme.

          "Closing Date" means August 11, 2005.

          "Code" means the Internal Revenue Code of 1986, as amended.

                                     S-173

          "Collection Period" means, with respect to any Distribution Date, the period beginning with the day after the Determination Date in the month preceding such Distribution Date (or, in the case of the first Distribution
Date, the Cut-off Date) and ending with the Determination Date occurring in the month in which such Distribution Date occurs.

          "Compensating Interest" means with respect to any Distribution Date, an amount equal to the lesser of (A) the excess of (i) Prepayment Interest
Shortfalls incurred in respect of the mortgage loans serviced by the applicable master servicer other than Specially Serviced Mortgage Loans resulting from (x)
voluntary Principal Prepayments on such mortgage loans serviced by such master servicer (but not including any B Note, Non-Serviced Companion Mortgage Loan or
Serviced Companion Mortgage Loan) or (y) to the extent that the applicable master servicer did not apply the proceeds from involuntary Principal
Prepayments in accordance with the terms of the related mortgage loan documents or enforce such terms, involuntary Principal Prepayments during the related
Collection Period over (ii) the aggregate of Prepayment Interest Excesses incurred in respect of the mortgage loans resulting from Principal Prepayments on the mortgage loans (but not including any B Note, Non-Serviced Companion
Mortgage Loan or Serviced Companion Mortgage Loan) during the same Collection
Period, and (B) the aggregate of the portion of the aggregate Master Servicing
Fee accrued by the applicable master servicer at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of all the mortgage loans including REO Properties (but not including any B Note,
Non-Serviced Companion Mortgage Loan or Serviced Companion Mortgage Loan),
provided, however, that if a Prepayment Interest Shortfall on a mortgage loan
(but not including any B-Note, Non-Serviced Companion Mortgage Loan or Serviced
Companion Mortgage Loan) results due to the applicable master servicer's failure to enforce the terms of the applicable loan documents, the two (2) basis point limitation shall not be applicable with respect to such mortgage loan and in such event, the amount specified in clause (B) above shall also include any investment income earned on the amount prepaid with respect to such mortgage loan prior to such Distribution Date.

          "Compensating Interest Payment" means any payment of Compensating
Interest.

          "Condemnation Proceeds" means any awards resulting from the full or partial condemnation or eminent domain proceedings or any conveyance in lieu or in anticipation of such proceedings with respect to a mortgaged property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such mortgaged property or released to the related borrower in accordance with the terms of the mortgage loan and (if applicable)
its related B Note or Serviced Companion Mortgage Loan. With respect to the mortgaged property or properties securing any Non-Serviced Mortgage Loan or
Non-Serviced Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan will be included in
Condemnation Proceeds, and with respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such
Condemnation Proceeds will be distributable to the Certificateholders.

          "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans underlying the certificates.

          "Controlling Class" means the most subordinate class of Subordinate
Certificates outstanding at any time of determination; provided, however, that if the aggregate Certificate Balance of such class of certificates is less than
25% of the initial aggregate Certificate Balance of such Class as of the Closing
Date, the Controlling Class will be the next most subordinate class of certificates.

          "Coronado Center B Note" means, with respect to the Coronado Center
Mortgage Loan, the related subordinate note, which is not included in the trust and which is subordinated in right of payment to the Coronado Center Mortgage
Loan to the extent set forth in the Coronado Center Intercreditor Agreement. The
Coronado Center B Note is not a "mortgage loan."

                                     S-174

          "Coronado Center Controlling Holder" has the meaning assigned to that term under "Servicing of the Mortgage Loans-- Servicing of the U-Haul Portfolio
Pari Passu Loan, the Coronado Center Loan Group and the FRIS Chkn Portfolio Loan
Group--The Coronado Center Loan Group" in this prospectus supplement.

          "Coronado Center Intercreditor Agreement" has the meaning assigned to that term under "Servicing of the Mortgage Loans-- Servicing of the U-Haul
Portfolio Pari Passu Loan, the Coronado Center Loan Group and the FRIS Chkn
Portfolio Loan Group--The Coronado Center Loan Group" in this prospectus supplement.

          "Coronado Center Loan Group" means the Coronado Center Mortgage Loan and the Coronado Center B Note.

          "Coronado Center Mortgage Loan" means the mortgage loan designated as
Mortgage Loan No. 165, which is secured on a senior basis with the Coronado
Center B Note pursuant to the related mortgage loan documents. The Coronado
Center Mortgage Loan is a Mortgage Loan.

          "County Line Commerce Center B Note" means, with respect to the County
Line Commerce Center Mortgage Loan, the related subordinate note, which is not included in the trust and which is subordinated in right of payment to the
County Line Commerce Center Mortgage Loan to the extent set forth in the County
Line Commerce Center Intercreditor Agreement. The County Line Commerce Center B
Note is not a "mortgage loan."

          "County Line Commerce Center Controlling Holder" has the meaning assigned to that term under "Servicing of the Mortgage Loans -- Servicing of the
U-Haul Portfolio Pari Passu Loan, the Coronado Center Loan Group, the County
Line Commerce Center Loan Group and the FRIS Chkn Loan Group -- The County Line
Commerce Center Loan Group" in this prospectus supplement.

          "County Line Commerce Center Intercreditor Agreement" has the meaning assigned to that term under "Servicing of the Mortgage Loans -- Servicing of the
U-Haul Portfolio Pari Passu Loan, the Coronado Center Loan Group, the County
Line Commerce Center Loan Group and the FRIS Chkn Loan Group -- The County Line
Commerce Center Loan Group" in this prospectus supplement.

          "County Line Commerce Center Loan Group" means the County Line
Commerce Center Mortgage Loan and the County Line Commerce Center B Note.

          "County Line Commerce Center Mortgage Loan" means the mortgage loan designated as Mortgage Loan No. 181, which is secured on a senior basis with the
County Line Commerce Center B Note pursuant to the related mortgage loan documents. The County Line Commerce Center Mortgage Loan is a Mortgage Loan.

          "CPR" - See "Constant Prepayment Rate" above.

          "Cut-off Date" means August 1, 2005. For purposes of the information contained in this prospectus supplement (including the appendices to this prospectus supplement), scheduled payments due in August 2005 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on August 1, 2005, not the actual day which such scheduled payments were due.

          "Cut-off Date Balance" means, with respect to any mortgage loan, such mortgage loan's principal balance outstanding as of its Cut-off Date, after application of all payments of principal due on or before such date, whether or not received determined as described under "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement. For purposes of those mortgage loans that have a due date on a date other than the first of the month, we have assumed that monthly payments on such mortgage loans are due on the first of the month for purposes of determining their Cut-off Date
Balances.

          "Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, of the Cut-off Date Balance of a mortgage loan to the value of the related mortgaged property or properties determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information"
in this prospectus supplement. With respect to any mortgage loan that is part of a cross-collateralized group of mortgage loans, the

                                     S-175

"Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, the numerator of which is the Cut-off Date Balance of all the mortgage loans in the cross-collateralized group and the denominator of which is the aggregate of the value of the related mortgaged properties determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan
Information" in this prospectus supplement, related to the cross-collateralized group.

          "Cut-off Date LTV" - See "Cut-off Date Loan-to-Value."

          "DBRS" means Dominion Bond Rating Service, Inc.

          "Debt Service Coverage Ratio" or "DSCR" means, the ratio of
Underwritable Cash Flow estimated to be produced by the related mortgaged property or properties to the annualized amount of debt service payable under that mortgage loan. With respect to any mortgage loan that is part of a cross-collateralized group of mortgage loans, the "Debt Service Coverage Ratio"
or "DSCR" is the ratio of Underwritable Cash Flow calculated for the mortgaged properties related to the cross-collateralized group to the annualized amount of debt service payable for all of the mortgage loans in the cross-collateralized group.

          "Depositor" means Morgan Stanley Capital I Inc.

          "Determination Date" means, with respect to any Distribution Date, the earlier of (i) the 8th day of the month in which such Distribution Date occurs, or, if such day is not a business day, the next preceding business day, and (ii)
the 4th business day prior to the related Distribution Date.

          "Discount Rate" means, for the purposes of the distribution of
Prepayment Premiums or Yield Maintenance Charges, the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

          "Distributable Certificate Interest Amount" means, in respect of any
Class (or in the case of Classes A-2A and A-2B, such classes collectively or individually as the context may require or in the case of Classes A-4A and A-4B, such classes collectively or individually as the context may require) of certificates for any Distribution Date, the sum of:

o    Accrued Certificate Interest in respect of such Class or Classes of certificates for such Distribution Date, reduced (to not less than zero)
     by:

               o    any Net Aggregate Prepayment Interest Shortfalls allocated to such Class or Classes for such Distribution Date; and

               o    Realized Losses and Expense Losses, in each case
                    specifically allocated with respect to such Distribution
                    Date to reduce the Distributable Certificate Interest Amount payable in respect of such Class or Classes in accordance
                    with the terms of the Pooling and Servicing Agreement; plus

o    the portion of the Distributable Certificate Interest Amount for such Class or Classes remaining unpaid as of the close of business on the preceding
     Distribution Date, plus one month's interest thereon at the applicable
     Pass-Through Rate.

          "Distribution Account" means the distribution account maintained by the paying agent, in accordance with the Pooling and Servicing Agreement.

          "Distribution Date" means the 13th day of each month, or if any such
13th day is not a business day, on the next succeeding business day.

          "Document Defect" means that a mortgage loan is not delivered as and when required, is not properly executed or is defective on its face.

                                     S-176

          "DOL Regulation" means the final regulation, issued by the DOL, defining the term "plan assets" which provides, generally, that when a Plan makes an equity investment in another entity, the underlying assets of that entity may be considered plan assets unless exceptions apply (29 C.F.R. Section
2510.3-101).

          "DSCR" - See "Debt Service Coverage Ratio."

          "DTC" means The Depository Trust Company.

          "Due Dates" means dates upon which the related Scheduled Payments are due under the terms of the related mortgage loans or any B Note or Serviced
Companion Mortgage Loan.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

          "Escrow Account" means the one or more custodial accounts established and maintained by each master servicer pursuant to the Pooling and Servicing
Agreement.

          "Euroclear Bank" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

          "Event of Default" means, with respect to the each master servicer under the Pooling and Servicing Agreement, any one of the following events:

o    any failure by the applicable master servicer to remit to the paying agent or a holder of a B Note any payment required to be remitted by the applicable master servicer under the terms of the Pooling and Servicing
     Agreement, including any required Advances, which failure is not cured within such period as may be allowed under the Pooling and Servicing
     Agreement;

o    any failure by the applicable master servicer to make a required deposit to the Certificate Account or the A/B Loan Custodial Account that continues unremedied for one business day following the date on which such deposit was first required to be made;

o    any failure on the part of the applicable master servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of the applicable master servicer contained in the
     Pooling and Servicing Agreement which continues unremedied for a period of
     30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the applicable master servicer by the Depositor or the trustee; provided, however, that if the applicable master servicer certifies to the trustee and the Depositor that such master servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit the applicable master servicer to cure such failure; provided, further that such cure period may not exceed 90 days;

o    any breach of the representations and warranties of the applicable master servicer in the Pooling and Servicing Agreement that materially and adversely affects the interest of any holder of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied shall have been given to the applicable master servicer by the Depositor or the trustee, provided, however, that if the applicable master servicer certifies to the trustee and the Depositor that such master servicer is in good faith attempting to remedy such breach, such cure period will be extended to the extent necessary to permit the applicable master servicer to cure such breach; provided, further that such cure period may not exceed
     90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the applicable master servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

                                     S-177

o    the applicable master servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the applicable master servicer or of or relating to all or substantially all of its property;

o    the applicable master servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the applicable master servicer is no longer listed on S&P's Select Servicer
     List as a U.S. Commercial Mortgage Master Servicer and is not reinstated
     within 60 days and the ratings then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal;

o    the trustee has received written notice from Fitch or DBRS that the continuation of the applicable master servicer in such capacity would result in the downgrade, qualification or withdrawal of any ratings then assigned by Fitch or DBRS to any Class of Certificates and the notice is not withdrawn, terminated or rescinded within 60 days following the trustee's receipt of the notice; or

o    the applicable master servicer has been downgraded to a servicer rating level below "CMS3" (or its equivalent) by Fitch.

          "Excess Interest" means in respect of each ARD Loan that does not repay on its Anticipated Repayment Date, the excess, if any, of the Revised Rate over the Initial Rate, together with interest thereon at the Revised Rate from the date accrued to the date such interest is payable (generally, after payment in full of the outstanding principal balance of such loan).

          "Excess Interest Sub-account" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account will not be an asset of any REMIC Pool.

          "Excess Liquidation Proceeds" means the excess of (i) proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses over (ii) the amount that would have been received if a prepayment in full had been made with respect to such mortgage loan (or, in the case of an REO
Property related to an A/B Mortgage Loan, a prepayment in full had been made with respect to both the related A Note and B Note) on the date such proceeds were received.

          "Excess Servicing Fee" means an additional fee payable to the applicable initial master servicer that accrues at the Excess Servicing Fee
Rate, which is assignable and non-terminable.

          "Excess Servicing Fee Rate" means an amount per annum set forth in the
Pooling and Servicing Agreement which is payable each month with respect to certain mortgage loans in connection with the Excess Servicing Fee.

          "Exemptions" means the individual prohibited transaction exemptions relating to pass-through certificates and the operation of asset pool investment trusts granted by the DOL to the Underwriters, as amended.

          "Expense Losses" means, among other things:

o    any interest paid to the master servicers, special servicer, the trustee or the fiscal agent in respect of unreimbursed Advances on the mortgage loans;

o    all Special Servicer Compensation payable to the special servicer from amounts that are part of the trust;

o    other expenses of the trust, including, but not limited to, specified reimbursements and indemnification payments to the trustee, the fiscal agent, the paying agent and certain related persons, specified reimbursements

                                     S-178

     and indemnification payments to the Depositor, the master servicers, the special servicer and certain related persons, specified taxes payable from the assets of the trust, the costs and expenses of any tax audits with respect to the trust and other tax-related expenses, rating agency fees not recovered from the borrower, amounts expended on behalf of the trust to remediate an adverse environmental condition and the cost of various opinions of counsel required to be obtained in connection with the servicing of the mortgage loans and administration of the trust; and

o    any other expense of the trust not specifically included in the calculation of Realized Loss for which there is no corresponding collection from the borrower.

          "1500 Broadway Mezzanine Loan" has the meaning assigned to that term under "Description of the Mortgage Pool-Material Terms and Characteristics of
the Mortgage Loans-The 1500 Broadway Mortgage Loan" in this Prospectus
Supplement.

          "1500 Broadway Mortgage Loan" means Mortgage Loan No. 2.

          "Financial Market Publishers" means TREPP, LLC, Intex Solutions, Inc.
and Standard and Poor's Conquest.

          "Fitch" means Fitch, Inc.

          "401(c) Regulations" means the final regulations issued by the DOL under Section 401(c) of ERISA clarifying the application of ERISA to Insurance
Company General Accounts.

          "FRIS Chkn Portfolio B Note" means, with respect to the FRIS Chkn
Portfolio Pari Passu Loan, the FRIS Chkn Portfolio B Note, which is a subordinated mortgage note that is not included in the trust and is not serviced under the Pooling and Servicing Agreement.

          "FRIS Chkn Portfolio Companion Loan" means the loan that is secured by the FRIS Chkn Portfolio Pari Passu Mortgage on a pari passu basis with the FRIS
Chkn Portfolio Pari Passu Loan. The FRIS Chkn Portfolio Companion Loan is not a
Mortgage Loan.

          "FRIS Chkn Portfolio Loan Group" means, collectively, the FRIS Chkn
Portfolio Pari Passu Loan, the FRIS Chkn Portfolio Companion Loan and the FRIS
Chkn Portfolio B Note.

          "FRIS Chkn Portfolio Pari Passu Loan" means Mortgage Loan Nos.
182-373, which is secured on a pari passu basis with the FRIS Chkn Portfolio
Companion Loan pursuant to the FRIS Chkn Portfolio Pari Passu Mortgage.

          "FRIS Chkn Portfolio Pari Passu Mortgage" means the mortgage securing the FRIS Chkn Portfolio Pari Passu Loan, the FRIS Chkn Portfolio Companion Loan
and the FRIS Chkn Portfolio B Note.

          "Initial Loan Group 1 Balance" means the aggregate Cut-off Date
Balance of the mortgage loans in Loan Group 1, or $2,435,219,846.

          "Initial Loan Group 2 Balance" " means the aggregate Cut-off Date
Balance of the mortgage loans in Loan Group 2, or $318,834,354.

          "Initial Pool Balance" means the aggregate Cut-off Date Balance of
$2,754,054,199.

          "Initial Rate" means, with respect to any mortgage loan, the mortgage rate in effect as of the Cut-off Date for such mortgage loan.

          "Insurance Proceeds" means all amounts paid by an insurer under an insurance policy in connection with a mortgage loan, Serviced Companion Mortgage
Loan or B Note, other than amounts required to be paid to the related

                                     S-179

borrower. With respect to the mortgaged property or properties securing any
Non-Serviced Mortgage Loan or Non-Serviced Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced
Mortgage Loan will be included in Insurance Proceeds, and with respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such Insurance Proceeds will be distributable to the Certificateholders.

          "Interest Accrual Period" means, for each class of REMIC Regular
Certificates and each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

          "Interest Only Certificates" means the Class X Certificates.

          "Interest Reserve Account" means an account established and maintained for the benefit of the holders of the certificates.

          "Interest Reserve Amount" means all amounts deposited in the Interest
Reserve Account with respect to Scheduled Payments due in any applicable January and February.

          "Interest Reserve Loan" - See "Non-30/360 Loan" below.

          "Liquidation Fee" means 1.00% of the related Liquidation Proceeds and/or any Condemnation Proceeds and Insurance Proceeds received by the trust
(other than Liquidation Proceeds received in connection with any Non-Serviced
Mortgage Loan) for distribution to the Certificateholders and the holders of any
Serviced Companion Mortgage Loans and B Notes in connection with a Specially
Serviced Mortgage Loan or related REO Property; provided, however, that (i) in the case of a final disposition consisting of the repurchase of a mortgage loan by a mortgage loan seller due to the breach of a representation and warranty or document defect, such fee will only be paid by the applicable mortgage loan seller if such loan is repurchased after the date that is 180 days after the applicable mortgage loan seller receives notice of the breach causing the repurchase, (ii) in the case of an A/B Mortgage Loan, such fee will not be payable if the holder of the related B Note, exercises its option to purchase the A Note pursuant to the related Loan Pair intercreditor agreement; provided, that this clause (ii) shall not be applicable if the holder of the related B
Note has exercised its right to cure three consecutive monetary defaults under the Loan Pair intercreditor agreement and a monetary default occurs in the following month.

          "Liquidation Proceeds" means proceeds from the sale or liquidation of a mortgage loan, Serviced Companion Mortgage Loan or B Note or related REO
Property, net of liquidation expenses. With respect to any Non-Serviced Mortgage
Loan, the Liquidation Proceeds shall include only the portion of such net proceeds that is payable to the holder of such Non-Serviced Mortgage Loan.

          "Loan Group Principal Distribution Amount" means the Loan Group 1
Principal Distribution Amount or Loan Group 2 Principal Distribution Amount, as
applicable.

          "Loan Group 1" means that distinct loan group consisting of one hundred fifty-one (151) mortgage loans, representing approximately 88.4% of the
Initial Pool Balance, that are secured by property types other than multifamily and seven (7) mixed use properties, together with one (1) mortgage loan secured by multifamily properties.

          "Loan Group 1 Principal Distribution Amount" means, for any
Distribution Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 1.

          "Loan Group 2" means that distinct loan group consisting of twenty-four (24) mortgage loans that are secured by multifamily properties and two (2) of the mortgage loans that are secured by mixed use properties, representing approximately 11.6% of the Initial Pool Balance and approximately
43.8% of the Initial Pool Balance of all the mortgage loans secured by multifamily and mixed use properties.

          "Loan Group 2 Principal Distribution Amount" means, for any
Distribution Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 2.

                                     S-180

          "Loan Pair" means a Serviced Pari Passu Mortgage Loan and the related
Serviced Companion Mortgage Loan, collectively.

          "Lock-out Period" means the period during which voluntary principal prepayments are prohibited.

          "Master Servicer Remittance Date" means, in each month, the business day preceding the Distribution Date.

          "Master Servicing Fee" means the monthly amount, based on the Master
Servicing Fee Rate, to which the master servicers are entitled to compensation with respect to the mortgage loans, any Serviced Companion Mortgage Loan, any B
Note and any Non-Serviced Mortgage Loans.

          "Master Servicing Fee Rate" means the rate per annum payable each month with respect to a mortgage loan, any Non-Serviced Mortgage Loan, any
Serviced Companion Mortgage Loan and any B Note in connection with the Master
Servicing Fee as set forth in the Pooling and Servicing Agreement.

          "Material Breach" means a breach of any of the representations and warranties that (a) materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the breach materially and adversely affects the value of the mortgage loan and (ii)
the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan.

          "Material Document Defect" means a Document Defect that either (a)
materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the Document Defect materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage
Loan.

          "Mission Bay Apartments Mezzanine Loan" has the meaning assigned to that term under "Description of the Mortgage Pool-Material Terms and
Characteristics of the Mortgage Loans-The Mission Bay Apartments Mezzanine Loan"
in this Prospectus Supplement.

          "Mission Bay Apartments Mortgage Loan" means the mortgage loan designated as Mortgage Loan No. 397.

          "Money Term" means, with respect to any mortgage loan, Serviced
Companion Mortgage Loan or B Note, the stated maturity date, mortgage rate, principal balance, amortization term or payment frequency or any provision of the mortgage loan requiring the payment of a Prepayment Premium or Yield
Maintenance Charge (but does not include late fee or default interest provisions).

          "Moody's" means Moody's Investors Service, Inc.

          "Mortgage File" means the following documents, among others:

o    the original mortgage note (or lost note affidavit and indemnity), endorsed
     (without recourse) in blank or to the order of the trustee;

o    the original or a copy of the related mortgage(s), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    the original or a copy of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    an assignment of each related mortgage in blank or in favor of the trustee, in recordable form;

                                     S-181

o    an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage) in blank or in favor of the trustee, in recordable form;

o    an original or copy of the related lender's title insurance policy (or, if a title insurance policy has not yet been issued, a binder, commitment for title insurance or a preliminary title report); and

o    when relevant, the related ground lease or a copy of it.

          "Mortgage Loan Purchase Agreement" means the agreement entered into between the Depositor and the respective seller, as the case may be.

          "Mortgage Pool" means the one hundred seventy-seven (177) mortgage loans with an aggregate principal balance, as of August 1, 2005, of approximately $2,754,054,199, which may vary on the Closing Date by up to 5%.

          "MSMC" means Morgan Stanley Mortgage Capital Inc.

          "MSMC Loans" means the mortgage loans that were originated or purchased by MSMC.

          "Net Aggregate Prepayment Interest Shortfall" means, for the related
Distribution Date, the aggregate of all Prepayment Interest Shortfalls incurred in respect of the mortgage loans other than Specially Serviced Mortgage Loans during any Collection Period that are neither offset by Prepayment Interest
Excesses collected on such mortgage loans during such Collection Period nor covered by a Compensating Interest Payment paid by the applicable master servicer.

          "Net Mortgage Rate" means, in general, with respect to any mortgage loan, a per annum rate equal to the related mortgage rate (excluding any default interest or any rate increase occurring after an Anticipated Repayment Date)
minus the related Administrative Cost Rate; provided that, for purposes of calculating the Pass-Through Rate for each class of REMIC Regular Certificates from time to time, the Net Mortgage Rate for any mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the Closing Date. In addition, because the certificates accrue interest on the basis of a 360-day year consisting of twelve
30-day months, when calculating the Pass-Through Rate for each class of certificates for each Distribution Date, the Net Mortgage Rate on a Non-30/360
Loan will be the annualized rate at which interest would have to accrue on the basis of a 360-day year consisting of twelve 30-day months in order to result in the accrual of the aggregate amount of net interest actually accrued (exclusive of default interest or excess interest). However, with respect to each
Non-30/360 Loan:

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in January of each year (other than a leap year) and
     February of each year will be adjusted to take into account the applicable
     Interest Reserve Amount; and

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in March of each year (commencing in 2006) will be adjusted to take into account the related withdrawal from the Interest
     Reserve Account for the preceding January (if applicable) and February.

          "Non-Serviced Companion Mortgage Loan" means a loan not included in the trust that is generally payable on a pari passu basis with the related
Non-Serviced Mortgage Loan. There are no Non-Serviced Companion Mortgage Loans
related to the trust.

          "Non-Serviced Mortgage Loan" means any mortgage loan included in the trust but serviced under another agreement. There are no Non-Serviced Mortgage
Loans in the trust.

          "Non-Serviced Mortgage Loan B Note" means any related note subordinate in right of payment to a Non-Serviced Mortgage Loan. There are no Non-Serviced
Mortgage Loan B Notes in the trust.

                                      S-182

          "Non-Serviced Mortgage Loan Group" means any non-serviced mortgage loan group that is comprised of a Non-Serviced Mortgage Loan, Non-Serviced
Companion Mortgage Loan and/or Non-Serviced Mortgage Loan B Note. There are no
Non-Serviced Mortgage Loan Groups in the trust.

          "Non-Serviced Mortgage Loan Master Servicer" means any applicable
"master servicer" under a related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement.

          "Non-Serviced Mortgage Loan Mortgage" means the mortgage related to any Non-Serviced Mortgage Loan Group.

          "Non-Serviced Mortgage Loan Pooling and Servicing Agreements" mean the related pooling and servicing agreement under which a Non-Serviced Mortgage Loan is serviced.

          "Non-Serviced Mortgage Loan Special Servicer" means the applicable
"special servicer" under a related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement.

          "Non-Serviced Mortgage Loan Trustee" means the applicable "trustee"
under a related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

          "Non-30/360 Loan" or "Interest Reserve Loan" means a mortgage loan that accrues interest other than on the basis of a 360-day year consisting of 12
30-day months.

          "Notional Amount" means the notional principal amount of the Class X
Certificates, which will be based upon the outstanding principal balance of certain of the Principal Balance Certificates outstanding from time to time.

          "OID" means original issue discount.

          "115 East Moshula Parkway Enforcement Action" means (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the mortgaged property or the 115 East Moshula Parkway Mortgage Loan borrower, including the taking of possession or control of the mortgaged property, (ii) acceleration of, or demand or action taken in order to collect, all or any indebtedness secured by the mortgaged property (other than giving of notices of default and statements of overdue amounts), or (iii) exercise of any right or remedy available to 115 East Moshula Parkway Mortgage Loan holder with respect to the
115 East Moshula Parkway Mortgage Loan borrower and/or the mortgaged property, has been commenced and is continuing under the related 115 East Moshula Parkway
Mortgage Loan documents.

          "115 East Moshula Parkway Mezzanine Loan" has the meaning assigned to that term under "Description of the Mortgage Pool-Material Terms and
Characteristics of the Mortgage Loans-The 115 East Moshula Parkway Mortgage
Loan" in this Prospectus Supplement.

          "115 East Moshula Parkway Mortgage Loan" means Mortgage Loan No. 440.

          "115 East Moshula Parkway Mortgage Loan Purchase Option Event" has the
meaning assigned to that term under "Description of the Mortgage Pool-Material
Terms and Characteristics of the Mortgage Loans-The 115 East Moshula Parkway
Mortgage Loan" in this Prospectus Supplement.

          "Operating Adviser" means that entity appointed by the holders of a majority of the Controlling Class which will have the right to receive notification from, and in specified cases to direct, the special servicer in regard to specified actions; provided, that, with respect to an A/B Mortgage
Loan, a holder of the related B Note, will, to the extent set forth in the related intercreditor agreement, instead be entitled to the rights and powers granted to the Operating Adviser under the Pooling and Servicing Agreement to the extent that such rights and powers relate to the related A/B Mortgage Loan
(but only so long as their holder of the related B Note is the directing holder or controlling holder, as defined in the related Intercreditor Agreement).

                                      S-183

          "P&I Advance" means the amount of any Scheduled Payments or Assumed
Scheduled Payment (net of the related Master Servicing Fees, Excess Servicing
Fees and other servicing fees payable from such Scheduled Payments or Assumed
Scheduled Payments), other than any Balloon Payment, advanced on the mortgage loans that are delinquent as of the close of business on the preceding
Determination Date.

          "Pari Passu Loan Servicing Fee" means the monthly amount, based on the
Pari Passu Loan Servicing Fee Rate, paid as compensation for the servicing of the applicable Non-Serviced Mortgage Loan.

          "Pari Passu Loan Servicing Fee Rate" means the servicing fee rate applicable to any Non-Serviced Mortgage Loan pursuant to its related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

          "Participants" means DTC's participating organizations.

          "Parties in Interest" means persons who have specified relationships to Plans ("parties in interest" under ERISA or "disqualified persons" under
Section 4975 of the Code).

          "Pass-Through Rate" means the rate per annum at which any class of certificates (other than the Residual Certificates) accrues interest.

          "Percentage Interest" will equal, as evidenced by any certificate in the Class to which it belongs, a fraction, expressed as a percentage, the numerator of which is equal to the initial Certificate Balance or Notional
Amount, as the case may be, of such certificate as set forth on the face of the certificate, and the denominator of which is equal to the initial aggregate
Certificate Balance or Notional Amount, as the case may be, of such Class.

          "Permitted Cure Period" means, for the purposes of any Material
Document Defect or Material Breach in respect of any mortgage loan, the 90-day period immediately following the earlier of the discovery by the related seller or receipt by the related seller of notice of such Material Document Defect or
Material Breach, as the case may be. However, if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period and such Document Defect or Material
Breach would not cause the mortgage loan to be other than a "qualified mortgage", but the related seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period will be extended for an additional 90 days unless, solely in the case of a Material Document
Defect, (x) the mortgage loan is then a Specially Serviced Mortgage Loan and a
Servicing Transfer Event has occurred as a result of a monetary default or as described in the second and fifth bullet points of the definition of Specially
Serviced Mortgage Loan and (y) the Document Defect was identified in a certification delivered to the related mortgage loan seller by the trustee in accordance with the Pooling and Servicing Agreement.

          "Planned Principal Balance" means, for any Distribution Date, the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement.

          "Plans" means (a) employee benefit plans as defined in Section 3(3) of
ERISA that are subject to Title I of ERISA, (b) plans as defined in Section 4975 of the Code that are subject to Section 4975 of the Code, (c) any other retirement plan or employee benefit plan or arrangement subject to applicable federal, state or local law materially similar to the foregoing provisions of
ERISA and the Code, and (d) entities whose underlying assets include plan assets by reason of a plan's investment in such entities.

          "Pooling and Servicing Agreement" means the Pooling and Servicing
Agreement, dated as of August 1, 2005, between Morgan Stanley Capital I Inc., as depositor, Prudential Asset Resources, Inc., as master servicer, Wells Fargo
Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO
Bank N.V., as fiscal agent, and Wells Fargo Bank, National Association, as paying agent.

          "Prepayment Interest Excess" means, in the case of a mortgage loan in which a full or partial Principal Prepayment or a Balloon Payment is made during any Collection Period after the Due Date for such mortgage loan, the amount of interest which accrues on the amount of such Principal Prepayment or Balloon
Payment that exceeds

                                      S-184

the corresponding amount of interest accruing on the certificates. The amount of the Prepayment Interest Excess in any such case will generally equal the interest that accrues on the mortgage loan from such Due Date to the date such payment was made, net of the Trustee Fee, the Master Servicing Fee, the
Servicing Fee, the pari passu loan servicing fee (in the case of any
Non-Serviced Mortgage Loan), the Excess Servicing Fee and, if the related mortgage loan is a Specially Serviced Mortgage Loan, net of the Special
Servicing Fee.

          "Prepayment Interest Shortfall" means, a shortfall in the collection of a full month's interest for any Distribution Date and with respect to any mortgage loan as to which the related borrower has made a full or partial
Principal Prepayment (or a Balloon Payment) during the related Collection
Period, and the date such payment was made occurred prior to the Due Date for such mortgage loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due Date). Such a shortfall arises because the amount of interest (net of the Master Servicing
Fee, the Excess Servicing Fee, the Pari Passu Loan Servicing Fee (in the case of any Non-Serviced Mortgage Loan) and the Trustee Fee) that accrues on the amount of such Principal Prepayment or Balloon Payment will be less than the corresponding amount of interest accruing on the Certificates. In such a case, the Prepayment Interest Shortfall will generally equal the excess of:

o    the aggregate amount of interest that would have accrued at the Net
     Mortgage Rate (less the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan) on the Scheduled Principal Balance
     of such mortgage loan if the mortgage loan had paid on its Due Date and such Principal Prepayment or Balloon Payment had not been made, over

o    the aggregate interest that did so accrue through the date such payment was made (net of the Master Servicing Fee, the Excess Servicing Fee, the Pari
     Passu Loan Servicing Fee payable in connection with any Non-Serviced
     Mortgage Loan, the Special Servicing Fee, if the related mortgage loan is a
     Specially Serviced Mortgage Loan, and the Trustee Fee).

          "Prepayment Premium" means, with respect to any mortgage loan,
Serviced Companion Mortgage Loan or B Note for any Distribution Date, prepayment premiums and charges, if any, received during the related Collection Period in connection with Principal Prepayments on such mortgage loan, Serviced Companion
Mortgage Loan or B Note.

          "Principal Balance Certificates" means, upon initial issuance, the
Class A-1, Class A-1A, Class A-2A, Class A-2B, Class A-AB, Class A-3, Class
A-4A, Class A-4B, Class A-J, Class B, Class C, Class D, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
Q and Class S Certificates.

          "Principal Distribution Amount" equals, in general, for any
Distribution Date, the aggregate of the following:

o    the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in each case, to the extent received or advanced, as the case may be, in respect of the mortgage loans and any REO mortgage loans (but not in respect of any
     Serviced Companion Mortgage Loan or B Note or, in either case, its respective successor REO mortgage loan) for their respective Due Dates occurring during the related Collection Period; and

o    all payments (including Principal Prepayments and the principal portion of
     Balloon Payments (but not in respect of any Serviced Companion Mortgage
     Loan or B Note or, in either case, its respective successor REO mortgage loan)) and other collections (including Liquidation Proceeds (other than the portion, if any, constituting Excess Liquidation Proceeds),
     Condemnation Proceeds, Insurance Proceeds and REO Income (each as defined herein) and proceeds of mortgage loan repurchases) that were received on or in respect of the mortgage loans (but not in respect of any Serviced
     Companion Mortgage Loan or B Note) during the related Collection Period and that were identified and applied by the applicable master servicer as recoveries of principal.

                                      S-185

          The following amounts shall reduce the Principal Distribution Amount
(and, in each case, will be allocated first to the Loan Group Principal
Distribution Amount applicable to the related mortgage loan, and then to the other Loan Group Principal Distribution Amount) to the extent applicable:

o    if any advances previously made in respect of any mortgage loan that becomes the subject of a workout are not fully repaid at the time of that workout, then those advances (and advance interest thereon) are reimbursable from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date, and the Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections during that collection period
     (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered on the related mortgage loan, such recoveries will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution
     Amount, and then to the Loan Group Principal Distribution Amount applicable to the related mortgage loan) for the distribution date following the collection period in which the subsequent recovery occurs); and

o    if any advance previously made in respect of any mortgage loan is determined to be nonrecoverable, then that advance (unless the applicable party entitled to the reimbursement elects to defer all or a portion of the reimbursement as described herein) will be reimbursable (with advance interest thereon) first from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date (prior to reimbursement from other collections) and the
     Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections on the mortgage pool during that collection period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered (notwithstanding the nonrecoverability determination) on the related mortgage loan, such recovery will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution Amount, and then to the Loan Group Principal Distribution Amount applicable to the related mortgage loan) for the distribution date following the collection period in which the subsequent recovery occurs).

          So long as both the Class A-4B and Class A-1A Certificates remain outstanding, the Principal Distribution Amount for each Distribution Date will be calculated on a loan group-by-loan group basis. On each Distribution Date after the Certificate Balance of either the Class A-4B or Class A-1A
Certificates has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

          "Principal Prepayments" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan, Serviced Companion Mortgage Loan or
B Note which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan, Serviced Companion
Mortgage Loan or B Note in advance of its scheduled Due Date.

          "PMCF" means Prudential Mortgage Capital Funding, LLC.

          "PMCF Loans" means the mortgage loans that were originated or purchased by PMCF.

          "PMCC" means Prudential Mortgage Capital Company, LLC.

          "PTCE" means a DOL Prohibited Transaction Class Exemption.

          "Purchase Price" means that amount at least equal to the unpaid principal balance of such mortgage loan, together with accrued but unpaid interest thereon to but not including the Due Date in the Collection Period in which the purchase or liquidation occurs and the amount of any expenses related to such mortgage loan and any related B Note, Serviced Companion Mortgage Loan or REO Property (including any unreimbursed Servicing Advances, Advance Interest related to such mortgage loan and any related B Note or Serviced Companion
Mortgage Loan, and also includes the amount of any Servicing Advances (and interest thereon) that were reimbursed from principal collections on the
Mortgage Pool and not subsequently recovered from the related mortgagor), and any Special Servicing Fees and Liquidation Fees paid with respect to the mortgage loan and/or (if applicable) its related B Note or any related Serviced
Companion Mortgage Loan that are reimbursable to the applicable master servicer, the

                                      S-186

special servicer, or the trustee, plus if such mortgage loan is being repurchased or substituted for by a seller pursuant to the related Mortgage Loan
Purchase Agreement, all expenses reasonably incurred or to be incurred by the applicable master servicer, the special servicer, the Depositor, the trustee or the fiscal agent in respect of the Material Breach or Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included above).

          "Qualifying Substitute Mortgage Loan" means a mortgage loan having the characteristics required in the Pooling and Servicing Agreement and otherwise satisfying the conditions set forth therein and for which the Rating Agencies have confirmed in writing that such mortgage loan would not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

          "Rated Final Distribution Date" means, generally, the first
Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term.

          "Rating Agencies" means Fitch, S&P and DBRS.

          "Realized Losses" means losses arising from the inability of the trustee, a master servicer or the special servicer to collect all amounts due and owing under any defaulted mortgage loan, including by reason of any modifications to the terms of a mortgage loan, bankruptcy of the related borrower or a casualty of any nature at the related mortgaged property, to the extent not covered by insurance. The Realized Loss, if any, in respect of a liquidated mortgage loan or related REO Property, will generally equal the excess, if any, of:

o    the outstanding principal balance of such mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate, over

o    the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation, net of any portion of such liquidation proceeds that is payable or reimbursable in respect of related liquidation and other servicing expenses to the extent not already included in Expense
     Losses.

          If the mortgage rate on any mortgage loan is reduced or a portion of the debt due under any mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the resulting reduction in interest paid and the principal amount so forgiven, as the case may be, also will be treated as a Realized Loss. Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections of principal that would otherwise be included in the Principal Distribution Amount for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the aggregate principal balance of the mortgage pool and the total principal balance of the certificates on the succeeding Distribution Date. Reimbursements and payments made during any collection period may result in the allocation of those amounts as Realized
Losses (in reverse sequential order in accordance with the loss allocation rules described herein) to reduce principal balances of the Principal Balance
Certificates upon the final liquidation of that mortgage loan or related REO
Property.

          "Record Date" means, with respect to each class of offered certificates for each Distribution Date, the last business day of the calendar month immediately preceding the month in which such Distribution Date occurs.

          "Rehabilitated Mortgage Loan" means a Specially Serviced Mortgage Loan for which (a) three consecutive Scheduled Payments have been made, in the case of any such mortgage loan, Serviced Companion Mortgage Loan or B Note that was modified, based on the modified terms, or a complete defeasance shall have occurred, (b) no other Servicing Transfer Event has occurred and is continuing with respect to such mortgage loan and (c) the trust has been reimbursed for all costs incurred as a result of the occurrence of the Servicing Transfer Event or such amounts have been forgiven. An A Note will not constitute a Rehabilitated
Mortgage Loan unless its related B Note would also constitute a Rehabilitated
Mortgage Loan. A B Note will not constitute a Rehabilitated Mortgage Loan unless its related A Note also would constitute a Rehabilitated Mortgage Loan. A
Serviced Pari Passu Mortgage Loan will not constitute a Rehabilitated Mortgage
Loan unless the related Serviced Companion Mortgage Loan

                                      S-187

would also constitute a Rehabilitated Mortgage Loan. A Serviced Companion
Mortgage Loan will not constitute a Rehabilitated Mortgage Loan unless the related Serviced Pari Passu Mortgage Loan would also constitute a Rehabilitated
Mortgage Loan.

          "REMIC" means a "real estate mortgage investment conduit," within the meaning of Section 860D(a) of the Code.

          "REMIC Regular Certificates" means the Senior Certificates and the
Subordinate Certificates.

          "REO Income" means the income received in connection with the operation of an REO Property, net of certain expenses specified in the Pooling and Servicing Agreement. With respect to any Non-Serviced Mortgage Loan (if the applicable Non-Serviced Mortgage Loan Special Servicer has foreclosed upon the mortgaged property or properties securing such Non-Serviced Mortgage Loan
Mortgage), the REO Income shall include only the portion of such net income that is payable to the holder of such Non-Serviced Mortgage Loan, and with respect to any Loan Pair or A/B Mortgage Loan, only an allocable portion of such REO Income will be distributable to the Certificateholders.

          "REO Property" means any mortgaged property acquired on behalf of the
Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

          "REO Tax" means a tax on "net income from foreclosure property" within the meaning of the REMIC provisions of the Code.

          "Reserve Account" means an account in the name of the paying agent for the deposit of any Excess Liquidation Proceeds.

          "Residual Certificates" means the Class R-I Certificates, the Class
R-II Certificates and the Class R-III Certificates.

          "Revised Rate" means, with respect to any mortgage loan, a fixed rate per annum equal to the Initial Rate plus a specified percentage.

          "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

          "Scheduled Payment" means, in general, for any mortgage loan, Serviced
Companion Mortgage Loan or B Note on any Due Date, the amount of the scheduled payment of principal and interest, or interest only, due thereon on such date, taking into account any waiver, modification or amendment of the terms of such mortgage loan, Serviced Companion Mortgage Loan or B Note subsequent to the
Closing Date, whether agreed to by the special servicer or occurring in connection with a bankruptcy proceeding involving the related borrower.

          "Scheduled Principal Balance" means, in respect of any mortgage loan,
Serviced Companion Mortgage Loan, Loan Pair, B Note or REO mortgage loan on any
Distribution Date will generally equal its Cut-off Date Balance, as defined above (less any principal amortization occurring on or prior to the Cut-off
Date), reduced, to not less than zero, by:

o    any payments or other collections of principal, or Advances in lieu of such payments or collections, on such mortgage loan that have been collected or received during any preceding Collection Period, other than any Scheduled
     Payments due in any subsequent Collection Period; and

o    the principal portion of any Realized Loss and Expense Loss incurred in respect of such mortgage loan during any preceding Collection Period.

          "Senior Certificates" means the Class A Senior Certificates and the
Class X Certificates.

                                      S-188

          "Serviced Companion Mortgage Loan" means a loan not included in the trust but serviced pursuant to the Pooling and Servicing Agreement and secured on a pari passu basis with the related Serviced Pari Passu Mortgage Loan. The
Serviced Companion Mortgage Loans serviced under the Pooling and Servicing
Agreement are the U-Haul Portfolio Companion Loan and the FRIS Chkn Companion
Loan.

          "Serviced Pari Passu Mortgage Loan" means a mortgage loan included in the trust that is serviced under the Pooling and Servicing Agreement and secured by a mortgaged property that secures one or more other loans on a pari passu basis that are not included in the trust. The Serviced Pari Passu Mortgage Loans included in the trust are the U-Haul Portfolio Pari Passu Loan and the FRIS Chkn
Pari Passu Loan.

          "Serviced Pari Passu Mortgage Loan B Note" means, with respect to any
Serviced Pari Passu Mortgage Loan, any subordinated mortgage note that is designated as a B Note and which is not included in the trust. There are no
Serviced Pari Passu Mortgage Loan B Notes serviced under the pooling and servicing agreement.

          "Servicing Advances" means, in general, customary, reasonable and necessary "out-of-pocket" costs and expenses required to be incurred by the master servicers in connection with the servicing of a mortgage loan after a default, whether or not a payment default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

          "Servicing Standard" means with respect to the master servicers or the special servicer, as the case may be, to service and administer the mortgage loans (and any Serviced Companion Mortgage Loan and any B Note, but not any
Non-Serviced Mortgage Loan) that it is obligated to service and administer pursuant to the Pooling and Servicing Agreement on behalf of the trustee and in the best interests of and for the benefit of the Certificateholders (and, in the case of any Serviced Companion Mortgage Loan or any B Note, the related holder of such Serviced Companion Mortgage Loan or B Note, as applicable) as a collective whole (as determined by the applicable master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing
Agreement, the terms of the respective mortgage loans, any Serviced Companion
Mortgage Loan and any B Note and any related intercreditor or co-lender agreement and, to the extent consistent with the foregoing, further as follows:

o    with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO Property management activities on behalf of third parties (with respect to the applicable master servicer, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing similar mortgage loans) or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible under the Pooling and Servicing Agreement;

o    with a view to the timely collection of all scheduled payments of principal and interest under the mortgage loans, any Serviced Companion Mortgage Loan and any B Note or, if a mortgage loan, any Serviced Companion Mortgage Loan or B Note comes into and continues in default and if, in the good faith and reasonable judgment of, special servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such mortgage loan to the Certificateholders (as a collective whole) (or in the case of any A/B Mortgage Loan and its related
     B Note or a Loan Pair, the maximization of recovery thereon to the
     Certificateholders and the holder of the related B Note or the Serviced
     Companion Mortgage Loan, as applicable, all taken as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at a rate taking into account the related Net Mortgage Rate in the case of the mortgage loans and the weighted average of the mortgage rates on the related A Note and the B Note and the risk of collection, in the case of any A/B Mortgage Loan and its related B Note, and on the Serviced Pari
     Passu Mortgage Loan and the related Serviced Companion Mortgage Loan, in the case of a Loan Pair); and without regard to:

               i.   any other relationship that the applicable master servicer or the special servicer, as the case may be, or any of their affiliates may have with the related borrower;

                                      S-189

               ii.  the ownership of any certificate or any interest in any
                    Serviced Companion Mortgage Loan, any Non-Serviced Companion
                    Mortgage Loan, any B Note or any mezzanine loan related to a mortgage loan by the applicable master servicer or the
                    special servicer, as the case may be, or any of their
                    affiliates;

               iii. the applicable master servicer's obligation to make
                    Advances;

               iv.  the right of the applicable master servicer (or any of their affiliates) or the special servicer, as the case may be, to receive reimbursement of costs, or the sufficiency of any
                    compensation payable to it, under the Pooling and Servicing
                    Agreement or with respect to any particular transaction; and

               v.   any obligation of the applicable master servicer (or any of its affiliates) to repurchase any mortgage loan from the
                    trust.

          "Servicing Transfer Event" means an instance where an event has occurred that has caused a mortgage loan (other than a Non-Serviced Mortgage
Loan), a Serviced Companion Mortgage Loan or a B Note to become a Specially
Serviced Mortgage Loan. If a Servicing Transfer Event occurs with respect to any
A Note, it will be deemed to have occurred also with respect to the related B
Note. If a Servicing Transfer Event occurs with respect to any B Note, it will be deemed to have occurred also with respect to the related A Note. If an A Note is not considered a Specially Serviced Mortgage Loan due to the related B Note holder's exercise of its cure rights, the related B Note will not be considered a Specially Serviced Mortgage Loan. If a Servicing Transfer Event occurs with respect to a Serviced Pari Passu Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Companion Mortgage Loan. If a
Servicing Transfer Event occurs with respect to a Serviced Companion Mortgage
Loan, it will be deemed to have occurred also with respect to the related
Serviced Pari Passu Mortgage Loan. Under any applicable Non-Serviced Mortgage
Loan Pooling and Servicing Agreement, if a Servicing Transfer Event occurs with respect to a Non-Serviced Companion Mortgage Loan, it will be deemed to have occurred also with respect to the related Non-Serviced Mortgage Loan.

          "Specially Serviced Mortgage Loan" means the following:

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which a Balloon Payment is past due; provided, however, that pursuant to the terms of the Pooling and
     Servicing Agreement, the applicable master servicer shall have the right
     (without the Operating Adviser's consent) to extend the maturity date of any Balloon Loan for not more than 60 days beyond the original maturity date if the borrower has obtained a written commitment for refinancing of the mortgage loan or purchase of the related mortgaged property and provided, further that (a) the applicable master servicer (with the consent of the special servicer, after consultation with the Operating Adviser) and the special servicer, in certain other circumstances set forth in the
     Pooling and Servicing Agreement, will have the authority to otherwise extend the maturity date of any Balloon Loan and, in the case of such an extension, a Servicing Transfer Event will not occur with respect to such
     Balloon Loan and (b) if the mortgagor makes the Assumed Scheduled Payments with respect to such Balloon Loan and the applicable master servicer or the special servicer, as applicable, is considering an extension pursuant to the terms of the Pooling and Servicing Agreement, a Servicing Transfer
     Event will not occur as a result of such default unless and until such
     Balloon Payment remains past due for a period of 30 days and such Balloon
     Loan has not been extended pursuant to the terms of the Pooling and
     Servicing Agreement;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which any other payment of principal and/or interest is more than 60 days past due or has not been made on or before the second Due Date following the date such payment was due;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which, to the applicable master servicer's knowledge, the borrower has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of or relating to such borrower or to all or substantially all of its property, or the borrower has become the subject of a decree or order issued under a

                                      S-190

     bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which the applicable master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which the applicable master servicer or the special servicer has knowledge of a default (other than a failure by the related borrower to pay principal or interest) which, in the judgment of the applicable master servicer or the special servicer (with the consent of the Operating Adviser in the case of a determination by the special servicer), materially and adversely affects the interests of the
     Certificateholders or the holder of the related B Note or Serviced
     Companion Mortgage Loan and which has occurred and remains unremedied for the applicable grace period specified in such mortgage loan (or, if no grace period is specified, 60 days);

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which the borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which, in the judgment of the applicable master servicer or the special servicer (with the consent of the
     Operating Adviser in the case of a determination by the special servicer),
     (a) (other than with respect to any A/B Mortgage Loan), a payment default is imminent or is likely to occur within 60 days, or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the applicable master servicer or the special servicer (with the consent of the Operating Adviser in the case of a determination by the special servicer) is reasonably likely to materially and adversely affect the interests of the Certificateholders or the holder of the related B Note or Serviced Companion Mortgage Loan (as the case may be); or

o    with respect to any A/B Mortgage Loan, in the event of (a) the failure of the holder of the B Note to cure a monetary default (and expiration of the holder of the B Note's cure period that occurs in the next calendar month),
     (b) the expiration of the holder of the B Note's cure period in a month if the applicable holder of the B Note exercised its right to cure a monetary default in the immediately preceding calendar month or (c) the expiration of the grace period that the borrower has under the mortgage loan for a monetary default in a month if the applicable holder of the B Note exercised its right to cure a monetary default in the three immediately preceding calendar months.

          "Special Servicer Compensation" means such fees payable to the special servicer, collectively, including the Special Servicing Fee, the Workout Fee and the Liquidation Fee.

          "Special Servicer Event of Default" means, with respect to the special servicer under the Pooling and Servicing Agreement, any one of the following events:

o    any failure by the special servicer to remit to the paying agent or the applicable master servicer within one business day of the date when due any amount required to be so remitted under the terms of the Pooling and
     Servicing Agreement;

o    any failure by the special servicer to deposit into any account any amount required to be so deposited or remitted under the terms of the Pooling and
     Servicing Agreement which failure continues unremedied for one business day following the date on which such deposit or remittance was first required to be made;

o    any failure on the part of the special servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the special servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee;

                                      S-191

     provided, however, that to the extent that the special servicer certifies to the trustee and the Depositor that the special servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    any breach by the special servicer of the representations and warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interests of the holders of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee, provided, however, that to the extent that the special servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the special servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the special servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the special servicer or of or relating to all or substantially all of its property;

o    the special servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the special servicer is no longer listed on S&P's Select Servicer List as a
     U.S. Commercial Mortgage Special Servicer and is not reinstated within 60 days and the ratings then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal; or

o    a servicing officer of the special servicer receives actual knowledge that
     Fitch or DBRS has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Fitch or DBRS within 60 days of the date that a servicing officer of the special servicer obtained such actual knowledge), and, in the case of either of clauses (i) or (ii), citing servicing concerns with the special servicer as the sole or material factor in such rating action.

          "Special Servicing Fee" means an amount equal to, in any month, the portion of a rate equal to 0.25% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each
Specially Serviced Mortgage Loan for such month, of the outstanding Scheduled
Principal Balance of each Specially Serviced Mortgage Loan.

          "Structuring Assumptions" means the following assumptions:

o    the mortgage rate as of the Closing Date on each mortgage loan remains in effect until maturity or its Anticipated Repayment Date;

o    the initial Certificate Balances and initial Pass-Through Rates of the certificates are as presented herein;

o    the closing date for the sale of the certificates is August 11, 2005;

                                      S-192

o    distributions on the certificates are made on the 13th day of each month, commencing in September 2005;

o    there are no delinquencies, defaults or Realized Losses with respect to the mortgage loans;

o    Scheduled Payments on the mortgage loans are timely received on the first day of each month;

o    the trust does not experience any Expense Losses;

o    no Principal Prepayment on any mortgage loan is made during its Lock-out
     Period, if any, or during any period when Principal Prepayments on such mortgage loans are required to be accompanied by a Yield Maintenance
     Charge, Prepayment Premium or a defeasance requirement, and otherwise
     Principal Prepayments are made on the mortgage loans at the indicated
     levels of CPR, notwithstanding any limitations in the mortgage loans on partial prepayments;

o    no maturity dates on any Mortgage Loans are extended;

o    no Prepayment Interest Shortfalls occur;

o    no amounts that would otherwise be payable to Certificateholders as principal are paid to the applicable master servicer, the special servicer, the trustee or the fiscal agent as reimbursements of any nonrecoverable advances, unreimbursed advances outstanding as of the date of modification of any mortgage loan and any related interest on such advances;

o    no mortgage loan is the subject of a repurchase or substitution by any party and no optional termination of the trust occurs;

o    no holder of a B Note exercises its option to purchase any mortgage loan;

o    each ARD loan pays in full on its Anticipated Repayment Date; and

o    any mortgage loan with the ability to choose defeasance or yield maintenance chooses yield maintenance.

          "Subordinate Certificates" means the Class A-J, Class B, Class C,
Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M,
Class N, Class O, Class P, Class Q and Class S Certificates.

          "SunTrust" means SunTrust Bank.

          "SunTrust Loans" means the mortgage loans that were originated or purchased by SunTrust.

          "Treasury Rate" unless otherwise specified in the related mortgage loan document, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected
Interest Rates under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S. Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (or
Anticipated Repayment Date) of the mortgage loan prepaid. If Release H.15 is no longer published, the applicable master servicer will select a comparable publication to determine the Treasury Rate.

          "Trustee Fee" means a monthly fee as set forth in the Pooling and
Servicing Agreement to be paid from the Distribution Account to the trustee and the paying agent as compensation for the performance of their duties.

          "223 West Erie Street Enforcement Action" means (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the mortgaged property or the 223 West Erie Street Mortgage Loan borrower, including the taking of possession or control of the mortgaged property, (ii) acceleration of,
or

                                      S-193

demand or action taken in order to collect, all or any indebtedness secured by the mortgaged property (other than giving of notices of default and statements of overdue amounts), or (iii) exercise of any right or remedy available to 223
West Erie Street Mortgage Loan holder with respect to the 223 West Erie Street
Mortgage Loan borrower and/or the mortgaged property, has been commenced and is continuing under the related 223 West Erie Street Mortgage Loan documents.

          "223 West Erie Street Mezzanine Loan" has the meaning assigned to that term under "Description of the Mortgage Pool-Material Terms and Characteristics
of the Mortgage Loans-The 223 West Erie Street Mortgage Loan" in this Prospectus
Supplement.

          "223 West Erie Street Mortgage Loan" means Mortgage Loan No. 443.

          "223 West Erie Street Mortgage Loan Purchase Option Event" has the
meaning assigned to that term under "Description of the Mortgage Pool-Material
Terms and Characteristics of the Mortgage Loans-The 223 West Erie Street
Mortgage Loan" in this Prospectus Supplement.

          "UCF" - See "Underwritable Cash Flow."

          "U-Haul Portfolio Companion Loan" means the loan that is secured by the U-Haul Portfolio Pari Passu Mortgage on a pari passu basis with the U-Haul
Portfolio Pari Passu Loan. The U-Haul Portfolio Companion Loan is not a
"Mortgage Loan."

          "U-Haul Portfolio Intercreditor Agreement" has the meaning assigned to that term under "Servicing of the Mortgage Loans--Servicing of the U-Haul
Portfolio Pari Passu Loan, the Coronado Center Loan Group, the County Line
Commerce Center Loan Group and the FRIS Chkn Portfolio Loan Group--The U-Haul
Portfolio Pari Passu Loan" in this prospectus supplement.

          "U-Haul Portfolio Loan Group" means, collectively, the U-Haul
Portfolio Pari Passu Loan and the U-Haul Portfolio Companion Loan.

          "U-Haul Portfolio Pari Passu Loan" means Mortgage Loan Nos. 3-163, which is secured on a pari passu basis with the U-Haul Portfolio Companion Loan pursuant to the U-Haul Portfolio Pari Passu Mortgage.

          "U-Haul Portfolio Pari Passu Mortgage" means the mortgage securing the
U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio Companion Loan.

          "Underwritable Cash Flow" or "UCF" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income, less the sum of (a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

          "Underwriters" means Morgan Stanley & Co. Incorporated, Banc of
America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc.

          "Underwriting Agreement" means that agreement, dated July 29, 2005, entered into by the Depositor and the Underwriters.

          "Unpaid Interest" means, on any distribution date with respect to any class of interests or certificates (other than the Residual Certificates), the portion of Distributable Certificate Interest Amount for such class remaining unpaid as of the close of business on the preceding Distribution Date, plus one month's interest thereon at the applicable Pass-Through Rate.

                                      S-194

          "WAC" - See "Weighted Average Net Mortgage Rate."

          "Weighted Average Net Mortgage Rate" or "WAC" means, for any
Distribution Date, the weighted average of the Net Mortgage Rates for the mortgage loans (in the case of each mortgage loan that is a Non-30/360 Loan, adjusted as described under the definition of Net Mortgage Rate), weighted on the basis of their respective Scheduled Principal Balances as of the close of business on the preceding Distribution Date.

          "WFB" means Wells Fargo Bank, National Association.

          "WFB Loans" means the mortgage loans that were originated or purchased by WFB.

          "Workout Fee" means that fee, payable with respect to any
Rehabilitated Mortgage Loan, Serviced Companion Mortgage Loan or B Note, equal to 1.00% of the amount of each collection of interest (other than default interest and any Excess Interest) and principal received (including any
Condemnation Proceeds received and applied as a collection of such interest and principal) on such mortgage loan, Serviced Companion Mortgage Loan or B Note for so long as it remains a Rehabilitated Mortgage Loan.

          "Yield Maintenance Charge" means, with respect to any Distribution
Date, the aggregate of all yield maintenance charges, if any, received during the related Collection Period in connection with Principal Prepayments.

                                      S-195

            [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

MORTGAGE LOAN SELLERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT BY   WEIGHTED    WEIGHTED                WEIGHTED  WEIGHTED
                                                   AGGREGATE     AGGREGATE    AVERAGE     AVERAGE  WEIGHTED       AVERAGE   AVERAGE
                                   NUMBER OF    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE  CUT-OFF DATE   BALLOON
LOAN SELLER                   MORTGAGE LOANS      BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (x)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
  Capital Inc.                           111   2,052,956,826          74.5      5.474         109      1.42          71.9      65.8
Wells Fargo Bank, National
  Association                             35     391,824,518          14.2      5.410          92      1.55          72.2      65.9
Prudential Mortgage Capital
  Funding, LLC                            22     255,693,541           9.3      5.396         102      1.50          70.0      59.6
SunTrust Bank                              9      53,579,314           1.9      5.689         116      1.83          58.9      47.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   177  $2,754,054,199         100.0%     5.462%        106      1.46x         71.5%     64.9%
====================================================================================================================================


CUT-OFF DATE BALANCES


------------------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT BY   WEIGHTED     WEIGHTED                 WEIGHTED  WEIGHTED
                                                 AGGREGATE     AGGREGATE    AVERAGE      AVERAGE  WEIGHTED        AVERAGE   AVERAGE
                                 NUMBER OF    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING   AVERAGE   CUT-OFF DATE   BALLOON
CUT-OFF DATE BALANCE ($)    MORTGAGE LOANS      BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)  DSCR (x)        LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1,000,001 - 2,000,000                   14      24,752,191           0.9      5.698          107      1.56           65.3      54.1
2,000,001 - 3,000,000                   19      49,628,131           1.8      5.610          112      1.36           69.8      57.7
3,000,001 - 4,000,000                   24      84,350,223           3.1      5.606          115      1.38           73.6      61.5
4,000,001 - 5,000,000                   17      77,622,675           2.8      5.470          117      1.48           73.1      62.1
5,000,001 - 6,000,000                   15      81,950,283           3.0      5.508          117      1.45           74.6      62.9
6,000,001 - 7,000,000                   12      79,292,197           2.9      5.500          111      1.42           75.0      63.1
7,000,001 - 8,000,000                    3      22,541,639           0.8      5.299           97      1.66           70.5      63.1
8,000,001 - 9,000,000                    4      33,826,026           1.2      5.401          118      1.62           67.9      55.4
9,000,001 - 10,000,000                   7      65,133,768           2.4      5.470          117      1.49           68.5      56.3
10,000,001 - 15,000,000                 20     252,764,125           9.2      5.502          118      1.47           72.5      60.0
15,000,001 - 20,000,000                 17     288,226,013          10.5      5.392          111      1.57           73.8      64.0
20,000,001 - 30,000,000                  7     188,607,006           6.8      5.416          108      1.63           68.3      59.2
30,000,001 >=                           18   1,505,359,922          54.7      5.455          100      1.41           71.1      68.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 177  $2,754,054,199         100.0%     5.462%         106      1.46x          71.5%     64.9%
====================================================================================================================================

Minimum: $1,269,680
Maximum: $340,000,000
Weighted Average: $15,559,628

                                      I-1

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

STATES


------------------------------------------------------------------------------------------------------------------------------------
                                                                 PERCENT BY  WEIGHTED    WEIGHTED                WEIGHTED  WEIGHTED
                                                    AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED       AVERAGE   AVERAGE
                                   NUMBER OF     CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE  CUT-OFF DATE   BALLOON
STATE                    MORTGAGED PROPERTIES      BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (x)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

New York                                  24      779,673,253          28.3     5.615         115      1.34          74.4      72.1
California                                44      405,273,832          14.7     5.430         109      1.41          70.9      64.6
  California - Northern                   19      235,176,757           8.5     5.473         117      1.36          68.9      64.2
  California - Southern                   25      170,097,074           6.2     5.372          98      1.47          73.6      65.1
Florida                                   29      258,415,023           9.4     5.426         102      1.53          69.0      60.5
Texas                                    132      172,692,678           6.3     5.418         109      1.53          69.3      62.4
New Mexico                                 8      131,550,056           4.8     5.013          59      1.66          50.1      46.2
Pennsylvania                              19      107,031,859           3.9     5.402         117      1.44          75.4      63.6
Minnesota                                  5       98,378,614           3.6     5.174          62      1.57          73.0      72.5
Nevada                                    11       83,079,304           3.0     5.389         116      1.50          75.7      68.1
Georgia                                   39       82,724,618           3.0     5.682         117      1.64          67.6      55.4
Arizona                                   20       71,718,352           2.6     5.370          79      1.52          77.1      73.5
Oregon                                     4       64,804,016           2.4     5.301          66      1.52          75.1      73.7
Connecticut                                9       53,476,107           1.9     5.446         115      1.48          73.3      62.0
Michigan                                  14       51,641,995           1.9     5.622         118      1.57          72.8      56.1
Ohio                                      14       45,148,790           1.6     5.345         116      1.55          76.4      64.6
Washington                                 6       43,527,813           1.6     5.559         118      1.47          70.6      58.6
North Carolina                            10       39,391,075           1.4     5.386         114      1.39          69.1      57.1
Illinois                                   8       36,499,679           1.3     5.459         105      1.38          78.2      66.3
Massachusetts                              7       30,877,163           1.1     5.294         117      1.43          78.3      68.0
Indiana                                   11       25,315,135           0.9     5.798         118      1.84          69.2      51.2
Virginia                                   9       24,305,235           0.9     5.350         132      1.49          74.4      58.7
Louisiana                                  5       22,429,995           0.8     5.448          81      1.51          68.0      57.5
Utah                                       3       20,959,047           0.8     5.219         119      1.32          74.5      61.8
Wisconsin                                  8       18,445,541           0.7     5.566         119      1.32          69.4      47.1
New Jersey                                10       13,217,158           0.5     5.488         116      1.27          75.2      60.5
Alabama                                   18       11,186,007           0.4     5.625         117      1.71          66.9      53.7
Nebraska                                   2        8,772,117           0.3     5.520         118      1.36          74.5      57.1
Tennessee                                 17        7,762,471           0.3     5.643         119      1.64          68.2      52.3
Maryland                                   2        5,829,680           0.2     5.365         116      1.66          69.8      60.3
Kentucky                                   3        5,184,773           0.2     5.320         118      1.59          77.7      65.1
Oklahoma                                  11        4,931,020           0.2     5.661         119      1.67          67.4      51.7
Iowa                                       2        4,732,737           0.2     5.599         118      1.37          79.1      65.4
Arkansas                                   9        3,731,027           0.1     5.636         119      1.63          68.5      52.6
Missouri                                   9        3,409,122           0.1     5.647         119      1.65          68.0      52.2
North Dakota                               1        3,097,209           0.1     5.680         119      1.44          74.6      62.9
Idaho                                      3        2,869,787           0.1     5.520         119      1.42          74.0      56.6
South Carolina                             4        2,631,264           0.1     5.520         119      1.42          74.0      56.6
New Hampshire                              2        2,295,064           0.1     5.520         119      1.42          74.0      56.6
Mississippi                               10        1,933,964           0.1     5.879         118      2.06          57.2      44.2
Colorado                                   2        1,662,599           0.1     5.520         119      1.42          74.0      56.6
Rhode Island                               1        1,050,768           0.0     5.520         119      1.42          74.0      56.6
West Virginia                              1          861,599           0.0     5.520         119      1.42          74.0      56.6
Maine                                      1          852,688           0.0     5.520         119      1.42          74.0      56.6
Kansas                                     2          683,965           0.0     5.647         119      1.65          68.0      52.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   549   $2,754,054,199         100.0%    5.462%        106      1.46x         71.5%     64.9%
====================================================================================================================================


                                       I-2

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PROPERTY TYPES


------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT BY   WEIGHTED     WEIGHTED                WEIGHTED  WEIGHTED
                                                  AGGREGATE     AGGREGATE    AVERAGE      AVERAGE  WEIGHTED       AVERAGE   AVERAGE
                                  NUMBER OF    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING   AVERAGE  CUT-OFF DATE   BALLOON
PROPERTY TYPE           MORTGAGED PROPERTIES     BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)  DSCR (X)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Retail
      Anchored                           30     737,179,506          26.8      5.260           91      1.51          69.2      63.6
      Unanchored                         23      97,889,699           3.6      5.472          114      1.42          75.6      64.1
      Shadow Anchored                    21      77,773,696           2.8      5.381          117      1.39          72.0      59.4
      Free Standing                     199      57,019,086           2.1      5.814          116      1.90          62.1      51.5
------------------------------------------------------------------------------------------------------------------------------------
            SUBTOTAL:                   273    $969,861,987          35.2%     5.324%          97      1.52x         69.6%     62.6%
                                    ------------------------------------------------------------------------------------------------
Office
      Urban                               6     460,038,118          16.7      5.804          116      1.27          73.5      72.6
      Suburban                           19     120,456,576           4.4      5.354          109      1.56          71.8      61.3
      Medical                             7      61,871,176           2.2      5.518          116      1.48          76.3      65.2
------------------------------------------------------------------------------------------------------------------------------------
            SUBTOTAL:                    32    $642,365,870          23.3%     5.692%         115      1.35x         73.5%     69.8%
                                    ------------------------------------------------------------------------------------------------
Mixed Use
      Retail/Hospitality                  1     340,000,000          12.3      5.475          116      1.36          73.9      73.9
      Office/Warehouse                    2      37,419,546           1.4      5.268          118      1.41          72.8      60.7
      Retail/Office                       2      16,833,223           0.6      5.287          113      1.57          74.7      64.7
      Multifamily/Hospitality             1      13,232,351           0.5      5.780          119      1.40          58.4      45.1
      Light Industrial/Retail             1       7,801,639           0.3      5.770          114      1.77          58.8      49.9
      Office/Retail                       1       3,268,000           0.1      5.680           56      1.52          79.7      76.7
      Multifamily/Retail                  1       1,715,775           0.1      5.470          115      1.69          65.4      54.5
------------------------------------------------------------------------------------------------------------------------------------
            SUBTOTAL:                     9    $420,270,535          15.3%     5.466%         116      1.38x         73.1%     70.9%
                                    ------------------------------------------------------------------------------------------------
Multifamily
      Garden                             17     150,402,262           5.5      5.385          122      1.42          73.6      62.2
      Student Housing                     5     118,750,000           4.3      4.971           58      1.55          70.0      70.0
      High-Rise                           1      17,600,000           0.6      5.510          119      1.48          79.8      74.3
      Low-Rise                            8      11,904,466           0.4      5.485          117      1.23          74.0      60.0
      Mid-Rise                            2       9,808,426           0.4      4.969           72      1.62          72.7      66.5
------------------------------------------------------------------------------------------------------------------------------------
            SUBTOTAL:                    33    $308,465,154          11.2%     5.223%          95      1.47x         72.6%     65.9%
                                    ------------------------------------------------------------------------------------------------
Self Storage
      Self Storage                      172     226,761,302           8.2      5.528          118      1.42          73.4      56.4
------------------------------------------------------------------------------------------------------------------------------------
            SUBTOTAL:                   172    $226,761,302           8.2%     5.528%         118      1.42x         73.4%     56.4%
                                    ------------------------------------------------------------------------------------------------
Hospitality
      Limited Service                    14      80,349,278           2.9      5.936          117      1.95          65.4      49.5
      Extended Stay                       3      14,184,566           0.5      6.173          118      1.64          69.2      53.0
      Full Service                        1      13,481,036           0.5      5.500           59      1.60          67.4      60.7
------------------------------------------------------------------------------------------------------------------------------------
            SUBTOTAL:                    18    $108,014,880           3.9%     5.913%         110      1.87x         66.2%     51.3%
                                    ------------------------------------------------------------------------------------------------
Industrial/Warehouse
      Warehouse                           5      37,572,964           1.4      5.370          112      1.42          67.5      56.8
      Light Industrial                    5      36,247,996           1.3      5.357           92      1.58          68.5      61.1
      Flex Industrial                     1       2,247,949           0.1      5.630          119      1.31          65.9      55.5
------------------------------------------------------------------------------------------------------------------------------------
            SUBTOTAL:                    11     $76,068,909           2.8%     5.371%         103      1.49x         67.9%     58.8%
                                    ------------------------------------------------------------------------------------------------
RV Park
      RV Park                             1       2,245,563           0.1      5.660          118      1.46          71.3      60.1
------------------------------------------------------------------------------------------------------------------------------------
            SUBTOTAL:                     1      $2,245,563           0.1%     5.660%         118      1.46x         71.3%     60.1%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  549  $2,754,054,199         100.0%     5.462%         106      1.46x         71.5%     64.9%
====================================================================================================================================


                                       I-3

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

MORTGAGE RATES


------------------------------------------------------------------------------------------------------------------------------------
                                                       PERCENT BY     WEIGHTED      WEIGHTED                  WEIGHTED    WEIGHTED
                                         AGGREGATE      AGGREGATE      AVERAGE       AVERAGE   WEIGHTED        AVERAGE     AVERAGE
                         NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING    AVERAGE   CUT-OFF DATE     BALLOON
MORTGAGE RATE (%)   MORTGAGE LOANS      BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)   DSCR (x)        LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                    4     121,290,000            4.4        4.862            58       1.63           69.4        69.1
5.001 - 5.500                   87   1,534,135,551           55.7        5.305           102       1.46           71.5        65.7
5.501 - 6.000                   79   1,031,021,384           37.4        5.717           118       1.40           72.9        64.5
6.001 - 6.500                    7      67,607,264            2.5        6.198           115       2.07           54.3        43.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         177  $2,754,054,199          100.0%       5.462%          106       1.46x          71.5%       64.9%
====================================================================================================================================


Minimum: 4.690%
Maximum: 6.490%
Weighted Average: 5.462%

ORIGINAL TERMS TO STATED MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT BY   WEIGHTED    WEIGHTED                WEIGHTED   WEIGHTED
                                                 AGGREGATE     AGGREGATE    AVERAGE     AVERAGE  WEIGHTED       AVERAGE    AVERAGE
ORIGINAL TERM TO                 NUMBER OF    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE  CUT-OFF DATE    BALLOON
STATED MATURITY (MOS.)      MORTGAGE LOANS      BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (x)       LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 60                                  17     493,673,145          17.9      5.128          59      1.58          67.4       66.0
61 - 120                               157   2,225,393,962          80.8      5.532         116      1.43          72.4       64.7
121 - 180                                3      34,987,092           1.3      5.675         156      1.44          75.4       60.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 177  $2,754,054,199         100.0%     5.462%        106      1.46x         71.5%      64.9%
====================================================================================================================================

Minimum: 60 mos.
Maximum: 180 mos.
Weighted Average: 109 mos.

                                       I-4

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

REMAINING TERMS TO STATED MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT BY   WEIGHTED     WEIGHTED                 WEIGHTED  WEIGHTED
                                                 AGGREGATE     AGGREGATE    AVERAGE      AVERAGE   WEIGHTED       AVERAGE   AVERAGE
REMAINING TERM TO STATED        NUMBER OF     CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE   BALLOON
MATURITY (MOS.)            MORTGAGE LOANS       BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)   DSCR (x)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 60                                 17      493,673,145          17.9      5.128           59       1.58          67.4      66.0
61 - 120                              157    2,225,393,962          80.8      5.532          116       1.43          72.4      64.7
121 - 180                               3       34,987,092           1.3      5.675          156       1.44          75.4      60.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                177   $2,754,054,199         100.0%     5.462%         106       1.46x         71.5%     64.9%
====================================================================================================================================


Minimum: 56 mos.
Maximum: 175 mos.
Weighted Average: 106 mos.

ORIGINAL AMORTIZATION TERMS


------------------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT BY   WEIGHTED     WEIGHTED                 WEIGHTED  WEIGHTED
                                                 AGGREGATE     AGGREGATE    AVERAGE      AVERAGE   WEIGHTED       AVERAGE   AVERAGE
ORIGINAL AMORTIZATION            NUMBER OF    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE   BALLOON
TERM (MOS.)                 MORTGAGE LOANS      BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)   DSCR (x)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                           12   1,130,330,000          41.0      5.515          100       1.39          73.6      73.6
181 - 240                                1      13,469,083           0.5      5.520          119       1.30          67.2      43.0
241 - 300                               41     473,135,350          17.2      5.627          115       1.57          69.2      53.6
301 - 360                              123   1,137,119,767          41.3      5.339          108       1.48          70.5      61.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 177  $2,754,054,199         100.0%     5.462%         106       1.46x         71.5%     64.9%
====================================================================================================================================


Minimum: 240 mos.
Maximum: 360 mos.
Weighted Average: 339 mos.

                                       I-5

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

REMAINING AMORTIZATION TERMS


------------------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT BY  WEIGHTED     WEIGHTED                 WEIGHTED   WEIGHTED
                                                 AGGREGATE     AGGREGATE   AVERAGE      AVERAGE   WEIGHTED       AVERAGE    AVERAGE
REMAINING AMORTIZATION          NUMBER OF     CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE    BALLOON
TERM (MOS.)                MORTGAGE LOANS       BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)   DSCR (x)       LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                          12    1,130,330,000          41.0     5.515          100       1.39          73.6       73.6
181 - 240                               1       13,469,083           0.5     5.520          119       1.30          67.2       43.0
241 - 300                              41      473,135,350          17.2     5.627          115       1.57          69.2       53.6
301 - 360                             123    1,137,119,767          41.3     5.339          108       1.48          70.5       61.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                177   $2,754,054,199         100.0%    5.462%         106       1.46x         71.5%      64.9%
====================================================================================================================================

Minimum: 239 mos.
Maximum: 360 mos.
Weighted Average: 337 mos.

DEBT SERVICE COVERAGE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT BY  WEIGHTED     WEIGHTED                 WEIGHTED  WEIGHTED
                                                  AGGREGATE     AGGREGATE   AVERAGE      AVERAGE   WEIGHTED       AVERAGE   AVERAGE
DEBT SERVICE                     NUMBER OF     CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE   BALLOON
COVERAGE RATIO (x)          MORTGAGE LOANS       BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)   DSCR (x)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.11 - 1.20                              7       36,221,415           1.3     5.388          116       1.19          72.9      60.9
1.21 - 1.30                             35      478,865,985          17.4     5.776          116       1.25          74.9      69.5
1.31 - 1.40                             39      753,492,369          27.4     5.455          116       1.35          72.6      67.9
1.41 - 1.50                             37      649,660,895          23.6     5.435          109       1.45          73.3      63.1
1.51 - 1.60                             23      298,120,225          10.8     5.355           89       1.54          75.1      70.6
1.61 - 1.70                             18      359,825,452          13.1     5.059           77       1.65          63.3      58.8
1.71 - 1.80                              8       67,576,527           2.5     5.432          110       1.77          67.2      58.0
1.81 >=                                 10      110,291,331           4.0     5.938          117       2.14          58.1      44.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 177   $2,754,054,199         100.0%    5.462%         106       1.46x         71.5%     64.9%
====================================================================================================================================

Minimum: 1.16x
Maximum: 2.61x
Weighted Average: 1.46x

                                       I-6

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

LOAN-TO-VALUE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT BY   WEIGHTED     WEIGHTED                WEIGHTED   WEIGHTED
                                                AGGREGATE     AGGREGATE    AVERAGE      AVERAGE  WEIGHTED       AVERAGE    AVERAGE
                               NUMBER OF     CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING   AVERAGE  CUT-OFF DATE    BALLOON
LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS       BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)  DSCR (x)       LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

30.1 - 40.0                            2        3,784,903           0.1      5.735          117      2.50          36.0       28.9
40.1 - 50.0                            3      157,552,655           5.7      5.208           68      1.81          48.7       43.9
50.1 - 60.0                            9      121,147,317           4.4      5.497          101      1.65          56.9       47.7
60.1 - 70.0                           44      589,258,678          21.4      5.388          107      1.48          68.1       61.7
70.1 - 80.0                          116    1,865,018,105          67.7      5.504          109      1.41          75.5       68.8
80.1 >=                                3       17,292,540           0.6      5.390          117      1.50          80.2       69.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               177   $2,754,054,199         100.0%     5.462%         106      1.46x         71.5%      64.9%
====================================================================================================================================

Minimum: 34.0%
Maximum: 80.5%
Weighted Average: 71.5%

BALLOON LOAN-TO-VALUE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT BY   WEIGHTED     WEIGHTED                 WEIGHTED   WEIGHTED
                                               AGGREGATE     AGGREGATE    AVERAGE      AVERAGE  WEIGHTED        AVERAGE    AVERAGE
BALLOON LOAN-TO-VALUE         NUMBER OF     CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING   AVERAGE   CUT-OFF DATE    BALLOON
RATIO (%)                MORTGAGE LOANS       BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)  DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                           2        3,784,903           0.1      5.735          117      2.50           36.0       28.9
30.1 - 40.0                           4       55,043,483           2.0      6.051          116      2.28           47.1       36.1
40.1 - 50.0                           8      179,889,245           6.5      5.176           75      1.62           52.7       45.9
50.1 - 60.0                          56      604,432,686          21.9      5.469          115      1.47           69.8       55.7
60.1 - 70.0                          83      870,535,706          31.6      5.383          110      1.44           73.2       65.5
70.1 - 80.0                          24    1,040,368,176          37.8      5.540          103      1.39           75.8       74.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              177   $2,754,054,199         100.0%     5.462%         106      1.46x          71.5%      64.9%
====================================================================================================================================

Minimum: 28.5%
Maximum: 79.5%
Weighted Average: 64.9%

                                       I-7

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

AMORTIZATION TYPES


------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT BY  WEIGHTED     WEIGHTED                 WEIGHTED  WEIGHTED
                                                  AGGREGATE     AGGREGATE   AVERAGE      AVERAGE   WEIGHTED       AVERAGE   AVERAGE
                                  NUMBER OF    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE   BALLOON
AMORTIZING TYPES             MORTGAGE LOANS      BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)   DSCR (x)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon                      121   1,144,805,199          41.6     5.428          107       1.47          67.8      55.8
Interest Only                            12   1,130,330,000          41.0     5.515          100       1.39          73.6      73.6
Interest Only, Then
  Amortizing Balloon                     44     478,919,000          17.4     5.417          117       1.61          75.5      66.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  177  $2,754,054,199         100.0%    5.462%         106       1.46x         71.5%     64.9%
====================================================================================================================================


                                       I-8

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)



-----------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                           AUG-05                   AUG-06                  AUG-07                  AUG-08
-----------------------------------------------------------------------------------------------------------------------------------

Locked Out                                       100.00%                  100.00%                  85.07%                  82.82%
Greater of YM and 1.00%                            0.00%                    0.00%                  14.87%                  17.12%
Yield Maintenance                                  0.00%                    0.00%                   0.06%                   0.05%
Open                                               0.00%                    0.00%                   0.00%                   0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           100.00%                  100.00%                 100.00%                 100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                  $2,754,054,199           $2,736,102,744          $2,714,683,809          $2,690,374,424
% Initial Pool Balance                           100.00%                   99.35%                  98.57%                  97.69%
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                           AUG-09                   AUG-10                  AUG-11                   AUG-12
-----------------------------------------------------------------------------------------------------------------------------------

Locked Out                                        82.25%                   89.41%                  89.45%                   89.23%
Greater of YM and 1.00%                           17.70%                   10.52%                  10.49%                   10.70%
Yield Maintenance                                  0.05%                    0.06%                   0.06%                    0.06%
Open                                               0.00%                    0.00%                   0.00%                    0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           100.00%                  100.00%                 100.00%                  100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                  $2,664,121,052           $2,155,743,085          $2,127,888,482           $2,050,188,095
% Initial Pool Balance                            96.73%                   78.28%                  77.26%                   74.44%
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                           AUG-13                   AUG-14                  AUG-15                  AUG-16
-----------------------------------------------------------------------------------------------------------------------------------

Locked Out                                        88.89%                   86.42%                 100.00%                 100.00%
Greater of YM and 1.00%                           10.66%                   10.47%                   0.00%                   0.00%
Yield Maintenance                                  0.06%                    0.06%                   0.00%                   0.00%
Open                                               0.38%                    3.05%                   0.00%                   0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           100.00%                  100.00%                 100.00%                 100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                  $2,020,274,771           $1,943,643,065             $30,341,828             $29,642,141
% Initial Pool Balance                            73.36%                   70.57%                   1.10%                   1.08%
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                           AUG-17                   AUG-18                  AUG-19                   AUG-20
-----------------------------------------------------------------------------------------------------------------------------------

Locked Out                                       100.00%                  100.00%                 100.00%                    0.00%
Greater of YM and 1.00%                            0.00%                    0.00%                   0.00%                    0.00%
Yield Maintenance                                  0.00%                    0.00%                   0.00%                    0.00%
Open                                               0.00%                    0.00%                   0.00%                    0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           100.00%                  100.00%                 100.00%                    0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                     $28,896,274               $4,330,918              $4,180,277                       $0
% Initial Pool Balance                             1.05%                    0.16%                   0.15%                    0.00%
===================================================================================================================================


Notes:
(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement
(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance
(3)  Def/YM1 loans have been modeled as Yield Maintenance

                                      I-9

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

MORTGAGE LOAN SELLERS


------------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT BY  WEIGHTED     WEIGHTED                  WEIGHTED   WEIGHTED
                                                AGGREGATE     AGGREGATE   AVERAGE      AVERAGE   WEIGHTED        AVERAGE    AVERAGE
                                 NUMBER OF   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING    AVERAGE   CUT-OFF DATE    BALLOON
LOAN SELLER                 MORTGAGE LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)   DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
  Capital Inc.                         96    1,828,518,732        75.1     5.507          111       1.41           71.9       65.9
Wells Fargo Bank, National
  Association                          33      377,135,039        15.5     5.418           91       1.55           72.4       66.4
Prudential Mortgage
  Capital Funding, LLC                 16      187,932,289         7.7     5.402          108       1.55           68.7       56.6
SunTrust Bank                           6       41,633,786         1.7     5.782          116       1.89           54.5       43.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 151  $2,435,219,846       100.0%    5.490%         107       1.45x          71.5%      64.8%
====================================================================================================================================


CUT-OFF DATE BALANCES


------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT BY   WEIGHTED    WEIGHTED                WEIGHTED   WEIGHTED
                                                 AGGREGATE      AGGREGATE    AVERAGE     AVERAGE  WEIGHTED       AVERAGE    AVERAGE
                                NUMBER OF     CUT-OFF DATE   CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE  CUT-OFF DATE    BALLOON
CUT-OFF DATE BALANCE ($)   MORTGAGE LOANS       BALANCE ($)    BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (x)       LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1,000,001 - 2,000,000                  12       21,256,663            0.9      5.694         106      1.56          64.8       53.5
2,000,001 - 3,000,000                  15       37,954,327            1.6      5.571         117      1.37          69.8       56.7
3,000,001 - 4,000,000                  23       80,461,019            3.3      5.595         115      1.39          73.4       61.3
4,000,001 - 5,000,000                  13       59,774,001            2.5      5.493         116      1.51          73.5       62.5
5,000,001 - 6,000,000                  14       76,605,848            3.1      5.538         117      1.46          74.5       62.9
6,000,001 - 7,000,000                  12       79,292,197            3.3      5.500         111      1.42          75.0       63.1
7,000,001 - 8,000,000                   2       15,501,639            0.6      5.576         114      1.63          68.8       60.2
8,000,001 - 9,000,000                   3       25,376,026            1.0      5.461         118      1.62          64.9       53.2
9,000,001 - 10,000,000                  7       65,133,768            2.7      5.470         117      1.49          68.5       56.3
10,000,001 - 15,000,000                13      160,849,476            6.6      5.509         112      1.51          73.2       60.7
15,000,001 - 20,000,000                14      237,797,952            9.8      5.409         109      1.59          73.3       63.1
20,000,001 - 30,000,000                 7      188,607,006            7.7      5.416         108      1.63          68.3       59.2
30,000,001 >=                          16    1,386,609,922           56.9      5.497         104      1.40          71.2       68.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                151   $2,435,219,846          100.0%     5.490%        107      1.45x         71.5%      64.8%
====================================================================================================================================


Minimum: $1,269,680
Maximum: $340,000,000
Weighted Average: $16,127,284

                                      I-10

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

STATES


------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT BY   WEIGHTED     WEIGHTED                WEIGHTED  WEIGHTED
                                                  AGGREGATE     AGGREGATE    AVERAGE      AVERAGE  WEIGHTED       AVERAGE   AVERAGE
                                   NUMBER OF   CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING   AVERAGE  CUT-OFF DATE   BALLOON
STATE                   MORTGAGED PROPERTIES     BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)  DSCR (x)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

New York                                  22    769,864,827          31.6      5.623          116      1.34          74.4      72.2
California                                40    347,422,800          14.3      5.468          114      1.42          70.2      63.5
  California - Northern                   17    218,670,160           9.0      5.498          117      1.37          69.1      64.9
  California - Southern                   23    128,752,640           5.3      5.417          109      1.50          71.9      61.3
Florida                                   24    191,336,271           7.9      5.491          102      1.52          68.6      59.3
Texas                                    130    151,142,474           6.2      5.474          115      1.52          69.5      61.8
New Mexico                                 8    131,550,056           5.4      5.013           59      1.66          50.1      46.2
Georgia                                   38     81,008,843           3.3      5.686          117      1.64          67.6      55.5
Nevada                                     9     77,112,513           3.2      5.361          119      1.51          76.3      68.6
Pennsylvania                              17     75,028,809           3.1      5.386          117      1.43          73.8      60.6
Arizona                                   20     71,718,352           2.9      5.370           79      1.52          77.1      73.5
Minnesota                                  4     69,273,614           2.8      5.311           63      1.56          75.8      75.1
Oregon                                     3     60,304,016           2.5      5.304           62      1.52          74.8      74.1
Michigan                                  14     51,641,995           2.1      5.622          118      1.57          72.8      56.1
Ohio                                      14     45,148,790           1.9      5.345          116      1.55          76.4      64.6
Connecticut                                8     42,626,107           1.8      5.435          114      1.44          73.9      62.5
Illinois                                   8     36,499,679           1.5      5.459          105      1.38          78.2      66.3
Washington                                 5     30,295,462           1.2      5.463          118      1.50          75.9      64.5
Indiana                                   11     25,315,135           1.0      5.798          118      1.84          69.2      51.2
Louisiana                                  5     22,429,995           0.9      5.448           81      1.51          68.0      57.5
Utah                                       3     20,959,047           0.9      5.219          119      1.32          74.5      61.8
Wisconsin                                  8     18,445,541           0.8      5.566          119      1.32          69.4      47.1
Virginia                                   8     15,855,235           0.7      5.420          139      1.43          73.1      56.8
Alabama                                   18     11,186,007           0.5      5.625          117      1.71          66.9      53.7
New Jersey                                 9     10,278,572           0.4      5.407          117      1.29          75.7      60.0
Massachusetts                              5      9,240,210           0.4      5.520          117      1.34          77.1      62.3
Nebraska                                   2      8,772,117           0.4      5.520          118      1.36          74.5      57.1
Tennessee                                 17      7,762,471           0.3      5.643          119      1.64          68.2      52.3
North Carolina                             7      7,243,641           0.3      5.657          118      1.72          64.1      49.1
Maryland                                   2      5,829,680           0.2      5.365          116      1.66          69.8      60.3
Kentucky                                   3      5,184,773           0.2      5.320          118      1.59          77.7      65.1
Oklahoma                                  11      4,931,020           0.2      5.661          119      1.67          67.4      51.7
Iowa                                       2      4,732,737           0.2      5.599          118      1.37          79.1      65.4
Arkansas                                   9      3,731,027           0.2      5.636          119      1.63          68.5      52.6
Missouri                                   9      3,409,122           0.1      5.647          119      1.65          68.0      52.2
North Dakota                               1      3,097,209           0.1      5.680          119      1.44          74.6      62.9
Idaho                                      3      2,869,787           0.1      5.520          119      1.42          74.0      56.6
South Carolina                             4      2,631,264           0.1      5.520          119      1.42          74.0      56.6
New Hampshire                              2      2,295,064           0.1      5.520          119      1.42          74.0      56.6
Mississippi                               10      1,933,964           0.1      5.879          118      2.06          57.2      44.2
Colorado                                   2      1,662,599           0.1      5.520          119      1.42          74.0      56.6
Rhode Island                               1      1,050,768           0.0      5.520          119      1.42          74.0      56.6
West Virginia                              1        861,599           0.0      5.520          119      1.42          74.0      56.6
Maine                                      1        852,688           0.0      5.520          119      1.42          74.0      56.6
Kansas                                     2        683,965           0.0      5.647          119      1.65          68.0      52.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   520 $2,435,219,846         100.0%     5.490%         107      1.45x         71.5%     64.8%
====================================================================================================================================


                                      I-11

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PROPERTY TYPES


------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT BY  WEIGHTED     WEIGHTED                 WEIGHTED  WEIGHTED
                                                  AGGREGATE     AGGREGATE   AVERAGE      AVERAGE   WEIGHTED       AVERAGE   AVERAGE
                                   NUMBER OF   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE   BALLOON
PROPERTY TYPE           MORTGAGED PROPERTIES     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)   DSCR (X)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Retail
       Anchored                           30    737,179,506          30.3     5.260           91       1.51          69.2      63.6
       Unanchored                         23     97,889,699           4.0     5.472          114       1.42          75.6      64.1
       Shadow Anchored                    21     77,773,696           3.2     5.381          117       1.39          72.0      59.4
       Free Standing                     199     57,019,086           2.3     5.814          116       1.90          62.1      51.5
------------------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL:                   273   $969,861,987          39.8%    5.324%          97       1.52x         69.6%     62.6%
                                    ------------------------------------------------------------------------------------------------
Office
       Urban                               6    460,038,118          18.9     5.804          116       1.27          73.5      72.6
       Suburban                           19    120,456,576           4.9     5.354          109       1.56          71.8      61.3
       Medical                             7     61,871,176           2.5     5.518          116       1.48          76.3      65.2
------------------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL:                    32   $642,365,870          26.4%    5.692%         115       1.35x         73.5%     69.8%
                                    ------------------------------------------------------------------------------------------------
Mixed Use
       Retail/Hospitality                  1    340,000,000          14.0     5.475          116       1.36          73.9      73.9
       Office/Warehouse                    2     37,419,546           1.5     5.268          118       1.41          72.8      60.7
       Retail/Office                       2     16,833,223           0.7     5.287          113       1.57          74.7      64.7
       Light Industrial/Retail             1      7,801,639           0.3     5.770          114       1.77          58.8      49.9
       Office/Retail                       1      3,268,000           0.1     5.680           56       1.52          79.7      76.7
------------------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL:                     7   $405,322,409          16.6%    5.455%         116       1.38x         73.6%     71.9%
                                    ------------------------------------------------------------------------------------------------
Self Storage
       Self Storage                      172    226,761,302           9.3     5.528          118       1.42          73.4      56.4
------------------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL:                   172   $226,761,302           9.3%    5.528%         118       1.42x         73.4%     56.4%
                                    ------------------------------------------------------------------------------------------------
Hospitality
       Limited Service                    14     80,349,278           3.3     5.936          117       1.95          65.4      49.5
       Extended Stay                       3     14,184,566           0.6     6.173          118       1.64          69.2      53.0
       Full Service                        1     13,481,036           0.6     5.500           59       1.60          67.4      60.7
------------------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL:                    18   $108,014,880           4.4%    5.913%         110       1.87x         66.2%     51.3%
                                    ------------------------------------------------------------------------------------------------
Industrial/Warehouse
       Warehouse                           5     37,572,964           1.5     5.370          112       1.42          67.5      56.8
       Light Industrial                    5     36,247,996           1.5     5.357           92       1.58          68.5      61.1
       Flex Industrial                     1      2,247,949           0.1     5.630          119       1.31          65.9      55.5
------------------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL:                    11    $76,068,909           3.1%    5.371%         103       1.49x         67.9%     58.8%
                                    ------------------------------------------------------------------------------------------------
Multifamily
       Low-Rise                            6      4,578,927           0.2     5.250          117       1.24          73.9      56.2
------------------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL:                     6     $4,578,927           0.2%    5.250%         117       1.24x         73.9%     56.2%
                                    ------------------------------------------------------------------------------------------------
RV Park
       RV Park                             1      2,245,563           0.1     5.660          118       1.46          71.3      60.1
------------------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL:                     1     $2,245,563           0.1%    5.660%         118       1.46x         71.3%     60.1%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   520 $2,435,219,846         100.0%    5.490%         107       1.45x         71.5%     64.8%
====================================================================================================================================


                                      I-12

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

MORTGAGE RATES


------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT BY    WEIGHTED      WEIGHTED                 WEIGHTED   WEIGHTED
                                             AGGREGATE      AGGREGATE     AVERAGE       AVERAGE  WEIGHTED        AVERAGE    AVERAGE
                           NUMBER OF      CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING   AVERAGE   CUT-OFF DATE    BALLOON
MORTGAGE RATE (%)     MORTGAGE LOANS        BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)  DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                      2        31,500,000            1.3       4.930            59      1.65           76.9       76.9
5.001 - 5.500                     74     1,386,968,261           57.0       5.310           102      1.46           71.2       65.6
5.501 - 6.000                     68       949,144,321           39.0       5.721           117      1.39           72.9       64.8
6.001 - 6.500                      7        67,607,264            2.8       6.198           115      2.07           54.3       43.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           151    $2,435,219,846          100.0%      5.490%          107      1.45x          71.5%      64.8%
====================================================================================================================================


Minimum: 4.900%
Maximum: 6.490%
Weighted Average: 5.490%

ORIGINAL TERMS TO STATED MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT BY   WEIGHTED    WEIGHTED                  WEIGHTED  WEIGHTED
                                                AGGREGATE     AGGREGATE    AVERAGE     AVERAGE   WEIGHTED        AVERAGE   AVERAGE
ORIGINAL TERM TO STATED        NUMBER OF     CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING    AVERAGE   CUT-OFF DATE   BALLOON
MATURITY (MOS.)           MORTGAGE LOANS       BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)   DSCR (x)        LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 60                                13      364,894,501          15.0      5.182          59       1.59           66.4      64.6
61 - 120                             137    2,064,653,253          84.8      5.544         116       1.43           72.3      64.9
121 - 180                              1        5,672,092           0.2      5.650         175       1.26           78.8      57.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               151   $2,435,219,846         100.0%     5.490%        107       1.45x          71.5%     64.8%
====================================================================================================================================

Minimum: 60 mos.
Maximum: 180 mos.
Weighted Average: 110 mos.

                                      I-13

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

REMAINING TERMS TO STATED MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT BY   WEIGHTED    WEIGHTED                 WEIGHTED  WEIGHTED
                                                  AGGREGATE     AGGREGATE    AVERAGE     AVERAGE   WEIGHTED       AVERAGE   AVERAGE
REMAINING TERM TO STATED          NUMBER OF    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING    AVERAGE  CUT-OFF DATE   BALLOON
MATURITY (MOS.)              MORTGAGE LOANS      BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)   DSCR (x)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 60                                   13     364,894,501          15.0      5.182          59       1.59          66.4      64.6
61 - 120                                137   2,064,653,253          84.8      5.544         116       1.43          72.3      64.9
121 - 180                                 1       5,672,092           0.2      5.650         175       1.26          78.8      57.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  151  $2,435,219,846         100.0%     5.490%        107       1.45x         71.5%     64.8%
====================================================================================================================================

Minimum: 56 mos.
Maximum: 175 mos.
Weighted Average: 107 mos.

ORIGINAL AMORTIZATION TERMS


------------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT BY   WEIGHTED     WEIGHTED                  WEIGHTED  EIGHTED
                                               AGGREGATE     AGGREGATE    AVERAGE      AVERAGE    WEIGHTED       AVERAGE  AVERAGE
ORIGINAL AMORTIZATION          NUMBER OF    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING     AVERAGE  CUT-OFF DATE  BALLOON
TERM (MOS.)               MORTGAGE LOANS      BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)    DSCR (x)       LTV (%)  LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                         10   1,011,580,000          41.5      5.578          105        1.37          74.0     74.0
181 - 240                              1      13,469,083           0.6      5.520          119        1.30          67.2     43.0
241 - 300                             40     459,902,999          18.9      5.623          115        1.58          69.6     53.9
301 - 360                            100     950,267,764          39.0      5.330          106        1.49          69.7     60.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               151  $2,435,219,846         100.0%     5.490%         107        1.45x         71.5%    64.8%
====================================================================================================================================


Minimum: 240 mos.
Maximum: 360 mos.
Weighted Average: 338 mos.

                                      I-14

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

REMAINING AMORTIZATION TERMS


------------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT BY   WEIGHTED     WEIGHTED                 WEIGHTED   WEIGHTED
                                                AGGREGATE     AGGREGATE    AVERAGE      AVERAGE   WEIGHTED       AVERAGE    AVERAGE
REMAINING AMORTIZATION          NUMBER OF    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE    BALLOON
TERM (MOS.)                MORTGAGE LOANS      BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)   DSCR (x)       LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                          10   1,011,580,000          41.5      5.578          105       1.37          74.0       74.0
181 - 240                               1      13,469,083           0.6      5.520          119       1.30          67.2       43.0
241 - 300                              40     459,902,999          18.9      5.623          115       1.58          69.6       53.9
301 - 360                             100     950,267,764          39.0      5.330          106       1.49          69.7       60.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                151  $2,435,219,846         100.0%     5.490%         107       1.45x         71.5%      64.8%
====================================================================================================================================


Minimum: 239 mos.
Maximum: 360 mos.
Weighted Average: 336 mos.

DEBT SERVICE COVERAGE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT BY   WEIGHTED     WEIGHTED                 WEIGHTED    WEIGHTED
                                              AGGREGATE     AGGREGATE    AVERAGE      AVERAGE   WEIGHTED       AVERAGE     AVERAGE
DEBT SERVICE                  NUMBER OF    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE     BALLOON
COVERAGE RATIO (x)       MORTGAGE LOANS      BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)   DSCR (x)       LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.11 - 1.20                           2       6,851,013           0.3      5.414          119       1.18          73.3        60.1
1.21 - 1.30                          32     459,779,053          18.9      5.796          116       1.25          75.1        69.9
1.31 - 1.40                          36     721,913,530          29.6      5.452          116       1.35          73.0        68.6
1.41 - 1.50                          31     550,563,093          22.6      5.432          109       1.45          72.5        61.8
1.51 - 1.60                          19     269,225,620          11.1      5.368           86       1.54          75.0        70.9
1.61 - 1.70                          14     256,059,677          10.5      5.101           80       1.66          61.6        56.3
1.71 - 1.80                           7      60,536,527           2.5      5.518          116       1.78          66.4        56.6
1.81 >=                              10     110,291,331           4.5      5.938          117       2.14          58.1        44.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              151  $2,435,219,846         100.0%     5.490%         107       1.45x         71.5%       64.8%
====================================================================================================================================


Minimum: 1.16x
Maximum: 2.61x
Weighted Average: 1.45x

                                      I-15

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

LOAN-TO-VALUE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT BY   WEIGHTED    WEIGHTED                  WEIGHTED   WEIGHTED
                                               AGGREGATE      AGGREGATE    AVERAGE     AVERAGE   WEIGHTED        AVERAGE    AVERAGE
                               NUMBER OF    CUT-OFF DATE   CUT-OFF DATE   MORTGAGE   REMAINING    AVERAGE   CUT-OFF DATE    BALLOON
LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS      BALANCE ($)    BALANCE (%)   RATE (%) TERM (MOS.)   DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

30.1 - 40.0                            2       3,784,903            0.2      5.735         117       2.50           36.0       28.9
40.1 - 50.0                            3     157,552,655            6.5      5.208          68       1.81           48.7       43.9
50.1 - 60.0                            8     107,914,966            4.4      5.462          98       1.68           56.7       48.0
60.1 - 70.0                           36     462,795,214           19.0      5.492         115       1.46           68.5       61.4
70.1 - 80.0                          100   1,690,379,567           69.4      5.517         109       1.40           75.3       68.8
80.1 >=                                2      12,792,540            0.5      5.436         117       1.49           80.2       70.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               151  $2,435,219,846          100.0%     5.490%        107       1.45x          71.5%      64.8%
====================================================================================================================================


Minimum: 34.0%
Maximum: 80.5%
Weighted Average: 71.5%

BALLOON LOAN-TO-VALUE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT BY   WEIGHTED     WEIGHTED                   WEIGHTED   WEIGHTED
                                             AGGREGATE      AGGREGATE    AVERAGE      AVERAGE    WEIGHTED        AVERAGE    AVERAGE
BALLOON LOAN-TO-             NUMBER OF    CUT-OFF DATE   CUT-OFF DATE   MORTGAGE    REMAINING     AVERAGE   CUT-OFF DATE    BALLOON
VALUE RATIO (%)         MORTGAGE LOANS      BALANCE ($)    BALANCE (%)   RATE (%)  TERM (MOS.)    DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                          2       3,784,903            0.2      5.735          117        2.50           36.0       28.9
30.1 - 40.0                          4      55,043,483            2.3      6.051          116        2.28           47.1       36.1
40.1 - 50.0                          7     166,656,894            6.8      5.128           71        1.64           52.3       46.0
50.1 - 60.0                         49     560,719,223           23.0      5.481          115        1.48           70.0       55.6
60.1 - 70.0                         69     682,485,812           28.0      5.441          114        1.42           73.8       65.8
70.1 - 80.0                         20     966,529,531           39.7      5.558          104        1.38           75.5       74.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             151  $2,435,219,846          100.0%     5.490%         107        1.45x          71.5%      64.8%
====================================================================================================================================

Minimum: 28.5%
Maximum: 79.5%
Weighted Average: 64.8%

                                      I-16

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

AMORTIZATION TYPES


------------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT BY   WEIGHTED    WEIGHTED                  WEIGHTED   WEIGHTED
                                               AGGREGATE      AGGREGATE    AVERAGE     AVERAGE   WEIGHTED        AVERAGE    AVERAGE
                               NUMBER OF    CUT-OFF DATE   CUT-OFF DATE   MORTGAGE   REMAINING    AVERAGE   CUT-OFF DATE    BALLOON
AMORTIZING TYPES          MORTGAGE LOANS      BALANCE ($)    BALANCE (%)   RATE (%) TERM (MOS.)   DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon                   105   1,039,725,846           42.7      5.428         107       1.48           67.6       55.5
Interest Only                         10   1,011,580,000           41.5      5.578         105       1.37           74.0       74.0
Interest Only, Then
  Amortizing Balloon                  36     383,914,000           15.8      5.424         116       1.62           75.3       65.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               151  $2,435,219,846          100.0%     5.490%        107       1.45x          71.5%      64.8%
====================================================================================================================================


                                      I-17

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)



------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                     AUG-05                     AUG-06                     AUG-07                     AUG-08
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                                 100.00%                    100.00%                     88.06%                     85.68%
Greater of YM and 1.00%                      0.00%                      0.00%                     11.88%                     14.26%
Yield Maintenance                            0.00%                      0.00%                      0.06%                      0.06%
Open                                         0.00%                      0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     100.00%                    100.00%                    100.00%                    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $2,435,219,846             $2,418,767,287             $2,399,380,866             $2,377,552,062
% Initial Pool Balance                     100.00%                     99.32%                     98.53%                     97.63%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                     AUG-09                     AUG-10                     AUG-11                     AUG-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                                  85.07%                     88.59%                     88.63%                     88.39%
Greater of YM and 1.00%                     14.87%                     11.34%                     11.30%                     11.54%
Yield Maintenance                            0.06%                      0.07%                      0.07%                      0.07%
Open                                         0.00%                      0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     100.00%                    100.00%                    100.00%                    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $2,354,020,876             $1,976,799,508             $1,952,198,618             $1,877,908,871
% Initial Pool Balance                      96.67%                     81.18%                     80.17%                     77.11%
====================================================================================================================================





------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                     AUG-13                     AUG-14                     AUG-15                     AUG-16
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                                  88.02%                     85.52%                    100.00%                    100.00%
Greater of YM and 1.00%                     11.49%                     11.30%                      0.00%                      0.00%
Yield Maintenance                            0.07%                      0.07%                      0.00%                      0.00%
Open                                         0.42%                      3.11%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     100.00%                    100.00%                    100.00%                    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $1,851,625,729             $1,778,829,309                 $4,733,759                 $4,607,561
% Initial Pool Balance                      76.04%                     73.05%                      0.19%                      0.19%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                     AUG-17                     AUG-18                     AUG-19                     AUG-20
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                                 100.00%                    100.00%                    100.00%                      0.00%
Greater of YM and 1.00%                      0.00%                      0.00%                      0.00%                      0.00%
Yield Maintenance                            0.00%                      0.00%                      0.00%                      0.00%
Open                                         0.00%                      0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     100.00%                    100.00%                    100.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                $4,473,191                 $4,330,918                 $4,180,277                         $0
% Initial Pool Balance                       0.18%                      0.18%                      0.17%                      0.00%
====================================================================================================================================


Notes:
(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement
(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance
(3)  Def/YM1 loans have been modeled as Yield Maintenance

                                      I-18

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

MORTGAGE LOAN SELLERS


------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT BY  WEIGHTED    WEIGHTED                   WEIGHTED   WEIGHTED
                                              AGGREGATE     AGGREGATE   AVERAGE     AVERAGE    WEIGHTED        AVERAGE    AVERAGE
                                NUMBER OF  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING     AVERAGE   CUT-OFF DATE    BALLOON
LOAN SELLER                MORTGAGE LOANS    BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)    DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
  Capital Inc.                         15   224,438,094          70.4     5.205          96        1.51           71.7       65.2
Prudential Mortgage
  Capital Funding, LLC                  6    67,761,253          21.3     5.380          86        1.37           73.8       67.9
Wells Fargo Bank,
  National Association                  2    14,689,480           4.6     5.182         116        1.34           65.8       54.8
SunTrust Bank                           3    11,945,527           3.7     5.368         117        1.61           74.4       60.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 26  $318,834,354         100.0%    5.247%         96        1.47x          71.9%      65.2%
====================================================================================================================================


CUT-OFF DATE BALANCES


------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT BY  WEIGHTED     WEIGHTED                  WEIGHTED    WEIGHTED
                                              AGGREGATE     AGGREGATE   AVERAGE      AVERAGE   WEIGHTED        AVERAGE     AVERAGE
                               NUMBER OF   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING    AVERAGE   CUT-OFF DATE     BALLOON
CUT-OFF DATE BALANCE ($)  MORTGAGE LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)   DSCR (x)        LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1,000,001 - 2,000,000                  2      3,495,527           1.1     5.725          112       1.58           68.5        57.7
2,000,001 - 3,000,000                  4     11,673,803           3.7     5.736           98       1.33           69.7        60.8
3,000,001 - 4,000,000                  1      3,889,203           1.2     5.840          117       1.20           77.8        66.0
4,000,001 - 5,000,000                  4     17,848,675           5.6     5.396          118       1.38           72.0        60.6
5,000,001 - 6,000,000                  1      5,344,434           1.7     5.090          119       1.20           76.3        63.2
7,000,001 - 8,000,000                  1      7,040,000           2.2     4.690           58       1.73           74.1        69.5
8,000,001 - 9,000,000                  1      8,450,000           2.7     5.220          119       1.62           76.8        62.2
10,000,001 - 15,000,000                7     91,914,649          28.8     5.491          127       1.41           71.3        58.8
15,000,001 - 20,000,000                3     50,428,061          15.8     5.308          116       1.45           76.3        68.4
30,000,001 >=                          2    118,750,000          37.2     4.971           58       1.55           70.0        70.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                26   $318,834,354         100.0%    5.247%          96       1.47x          71.9%       65.2%
====================================================================================================================================


Minimum: $1,715,775
Maximum: $82,750,000
Weighted Average: $12,262,860

                                      I-19

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

STATES


------------------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT BY   WEIGHTED    WEIGHTED                 WEIGHTED   WEIGHTED
                                                 AGGREGATE     AGGREGATE    AVERAGE     AVERAGE  WEIGHTED        AVERAGE    AVERAGE
                                   NUMBER OF  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE   CUT-OFF DATE    BALLOON
STATE                   MORTGAGED PROPERTIES    BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Florida                                    5    67,078,752          21.0      5.242         100      1.55           70.0       63.8
California                                 4    57,851,032          18.1      5.204          80      1.35           75.1       70.7
  California - Southern                    2    41,344,434          13.0      5.229          65      1.38           78.7       77.0
  California - Northern                    2    16,506,597           5.2      5.140         118      1.26           66.1       54.9
North Carolina                             3    32,147,434          10.1      5.325         114      1.32           70.3       58.9
Pennsylvania                               2    32,003,050          10.0      5.438         117      1.45           79.3       70.6
Minnesota                                  1    29,105,000           9.1      4.850          58      1.61           66.1       66.1
Massachusetts                              2    21,636,953           6.8      5.197         117      1.46           78.8       70.4
Texas                                      2    21,550,203           6.8      5.029          69      1.54           68.2       66.1
Washington                                 1    13,232,351           4.2      5.780         119      1.40           58.4       45.1
Connecticut                                1    10,850,000           3.4      5.490         116      1.66           70.9       60.1
New York                                   2     9,808,426           3.1      4.969          72      1.62           72.7       66.5
Virginia                                   1     8,450,000           2.7      5.220         119      1.62           76.8       62.2
Nevada                                     2     5,966,791           1.9      5.745          84      1.39           68.1       61.1
Oregon                                     1     4,500,000           1.4      5.260         119      1.55           80.2       68.4
New Jersey                                 1     2,938,586           0.9      5.770         116      1.19           73.5       62.2
Georgia                                    1     1,715,775           0.5      5.470         115      1.69           65.4       54.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    29  $318,834,354         100.0%     5.247%         96      1.47x          71.9%      65.2%
====================================================================================================================================


PROPERTY TYPES


------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT BY   WEIGHTED     WEIGHTED                WEIGHTED  WEIGHTED
                                                  AGGREGATE     AGGREGATE    AVERAGE      AVERAGE  WEIGHTED       AVERAGE   AVERAGE
                                    NUMBER OF  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING   AVERAGE  CUT-OFF DATE   BALLOON
PROPERTY TYPE            MORTGAGED PROPERTIES    BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)  DSCR (X)       LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Multifamily
     Garden                                17   150,402,262          47.2      5.385          122      1.42          73.6      62.2
     Student Housing                        5   118,750,000          37.2      4.971           58      1.55          70.0      70.0
     High-Rise                              1    17,600,000           5.5      5.510          119      1.48          79.8      74.3
     Mid-Rise                               2     9,808,426           3.1      4.969           72      1.62          72.7      66.5
     Low-Rise                               2     7,325,539           2.3      5.632          117      1.22          74.0      62.4
------------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                          27  $303,886,227          95.3%     5.223%          95      1.48x         72.6%     66.1%
                                       ---------------------------------------------------------------------------------------------
Mixed Use
     Multifamily/Hospitality                1    13,232,351           4.2      5.780          119      1.40          58.4      45.1
     Multifamily/Retail                     1     1,715,775           0.5      5.470          115      1.69          65.4      54.5
------------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                           2   $14,948,126           4.7%     5.744%         119      1.43x         59.2%     46.2%
                                       ---------------------------------------------------------------------------------------------
Total:                                     29  $318,834,354         100.0%     5.247%          96      1.47x         71.9%     65.2%
====================================================================================================================================


                                      I-20

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

MORTGAGE RATES


------------------------------------------------------------------------------------------------------------------------------------
                                                         PERCENT BY    WEIGHTED     WEIGHTED                   WEIGHTED    WEIGHTED
                                           AGGREGATE      AGGREGATE     AVERAGE      AVERAGE   WEIGHTED         AVERAGE     AVERAGE
                            NUMBER OF   CUT-OFF DATE   CUT-OFF DATE    MORTGAGE    REMAINING    AVERAGE    CUT-OFF DATE     BALLOON
MORTGAGE RATE (%)      MORTGAGE LOANS     BALANCE ($)    BALANCE (%)    RATE (%)  TERM (MOS.)   DSCR (x)         LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                       2     89,790,000           28.2       4.837           58       1.62            66.7        66.4
5.001 - 5.500                      13    147,167,290           46.2       5.260          102       1.42            74.8        66.3
5.501 - 6.000                      11     81,877,063           25.7       5.674          127       1.42            72.5        61.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             26   $318,834,354          100.0%      5.247%          96       1.47x           71.9%       65.2%
====================================================================================================================================


Minimum: 4.690%
Maximum: 5.970%
Weighted Average: 5.247%

ORIGINAL TERMS TO STATED MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT BY   WEIGHTED    WEIGHTED                   WEIGHTED   WEIGHTED
                                               AGGREGATE     AGGREGATE    AVERAGE     AVERAGE    WEIGHTED        AVERAGE    AVERAGE
ORIGINAL TERM TO                NUMBER OF   CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING     AVERAGE   CUT-OFF DATE    BALLOON
STATED MATURITY (MOS.)     MORTGAGE LOANS     BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)    DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 60                                  4    128,778,645          40.4      4.977          58        1.55           70.4       70.0
61 - 120                               20    160,740,709          50.4      5.385         116        1.41           72.7       62.0
121 - 180                               2     29,315,000           9.2      5.680         152        1.47           74.7       61.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 26   $318,834,354         100.0%     5.247%         96        1.47x          71.9%      65.2%
====================================================================================================================================


Minimum: 60 mos.
Maximum: 156 mos.
Weighted Average: 99 mos.

                                      I-21

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

REMAINING TERMS TO STATED MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT BY   WEIGHTED     WEIGHTED                 WEIGHTED   WEIGHTED
                                             AGGREGATE      AGGREGATE    AVERAGE      AVERAGE   WEIGHTED       AVERAGE    AVERAGE
REMAINING TERM TO              NUMBER OF  CUT-OFF DATE   CUT-OFF DATE   MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE    BALLOON
STATED MATURITY (MOS.)    MORTGAGE LOANS    BALANCE ($)    BALANCE (%)   RATE (%)  TERM (MOS.)   DSCR (x)       LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 60                                 4   128,778,645           40.4      4.977           58       1.55          70.4       70.0
61 - 120                              20   160,740,709           50.4      5.385          116       1.41          72.7       62.0
121 - 180                              2    29,315,000            9.2      5.680          152       1.47          74.7       61.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                26  $318,834,354          100.0%     5.247%          96       1.47x         71.9%      65.2%
====================================================================================================================================


Minimum: 56 mos.
Maximum: 152 mos.
Weighted Average: 96 mos.

ORIGINAL AMORTIZATION TERMS


------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT BY    WEIGHTED     WEIGHTED                  WEIGHTED   WEIGHTED
                                             AGGREGATE      AGGREGATE     AVERAGE      AVERAGE   WEIGHTED        AVERAGE    AVERAGE
ORIGINAL AMORTIZATION          NUMBER OF  CUT-OFF DATE   CUT-OFF DATE    MORTGAGE    REMAINING    AVERAGE   CUT-OFF DATE    BALLOON
TERM (MOS.)               MORTGAGE LOANS    BALANCE ($)    BALANCE (%)    RATE (%)  TERM (MOS.)   DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                          2   118,750,000           37.2       4.971           58       1.55           70.0       70.0
241 - 300                              1    13,232,351            4.2       5.780          119       1.40           58.4       45.1
301 - 360                             23   186,852,002           58.6       5.385          119       1.43           74.1       63.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                26  $318,834,354          100.0%      5.247%          96       1.47x          71.9%      65.2%
====================================================================================================================================


Minimum: 300 mos.
Maximum: 360 mos.
Weighted Average: 353 mos.

                                      I-22

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

REMAINING AMORTIZATION TERMS


------------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT BY   WEIGHTED     WEIGHTED                  WEIGHTED   WEIGHTED
                                              AGGREGATE      AGGREGATE    AVERAGE      AVERAGE    WEIGHTED       AVERAGE    AVERAGE
REMAINING AMORTIZATION         NUMBER OF   CUT-OFF DATE   CUT-OFF DATE   MORTGAGE    REMAINING     AVERAGE  CUT-OFF DATE    BALLOON
TERM (MOS.)               MORTGAGE LOANS     BALANCE ($)    BALANCE (%)   RATE (%)  TERM (MOS.)    DSCR (X)       LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                          2    118,750,000           37.2      4.971           58        1.55          70.0       70.0
241 - 300                              1     13,232,351            4.2      5.780          119        1.40          58.4       45.1
301 - 360                             23    186,852,002           58.6      5.385          119        1.43          74.1       63.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                26   $318,834,354         100.0%     5.247%           96       1.47X         71.9%      65.2%
====================================================================================================================================


Minimum: 299 mos.
Maximum: 360 mos.
Weighted Average: 350 mos.

DEBT SERVICE COVERAGE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT BY  WEIGHTED     WEIGHTED                  WEIGHTED   WEIGHTED
                                               AGGREGATE      AGGREGATE   AVERAGE      AVERAGE   WEIGHTED        AVERAGE    AVERAGE
DEBT SERVICE                     NUMBER OF  CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING    AVERAGE   CUT-OFF DATE    BALLOON
COVERAGE RATIO (X)          MORTGAGE LOANS    BALANCE ($)    BALANCE (%)  RATE (%)  TERM (MOS.)   DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.11 - 1.20                              5    29,370,402            9.2     5.382          116       1.19           72.8       61.0
1.21 - 1.30                              3    19,086,932            6.0     5.303          107       1.28           69.8       59.4
1.31 - 1.40                              3    31,578,838            9.9     5.534          115       1.37           64.2       52.3
1.41 - 1.50                              6    99,097,802           31.1     5.451          105       1.44           77.7       70.7
1.51 - 1.60                              4    28,894,604            9.1     5.241          117       1.54           76.5       67.6
1.61 - 1.70                              4   103,765,775           32.5     4.957           70       1.62           67.5       65.0
1.71 - 1.80                              1     7,040,000            2.2     4.690           58       1.73           74.1       69.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  26  $318,834,354          100.0%    5.247%          96       1.47x          71.9%      65.2%
====================================================================================================================================


Minimum: 1.17x
Maximum: 1.73x
Weighted Average: 1.47x

                                      I-23

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

LOAN-TO-VALUE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT BY   WEIGHTED     WEIGHTED                 WEIGHTED   WEIGHTED
                                                AGGREGATE     AGGREGATE    AVERAGE      AVERAGE  WEIGHTED        AVERAGE    AVERAGE
                                  NUMBER OF  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING   AVERAGE   CUT-OFF DATE    BALLOON
LOAN-TO-VALUE RATIO (%)      MORTGAGE LOANS    BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)  DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

50.1 - 60.0                               1    13,232,351           4.2      5.780          119      1.40           58.4       45.1
60.1 - 70.0                               8   126,463,464          39.7      5.009           78      1.52           66.4       62.6
70.1 - 80.0                              16   174,638,539          54.8      5.379          107      1.44           76.7       68.4
80.1 >=                                   1     4,500,000           1.4      5.260          119      1.55           80.2       68.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   26  $318,834,354         100.0%     5.247%          96      1.47x          71.9%      65.2%
====================================================================================================================================


Minimum: 58.4%
Maximum: 80.2%
Weighted Average: 71.9%

BALLOON LOAN-TO-VALUE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                        PERCENT BY   WEIGHTED     WEIGHTED                   WEIGHTED    WEIGHTED
                                           AGGREGATE     AGGREGATE    AVERAGE      AVERAGE    WEIGHTED        AVERAGE     AVERAGE
BALLOON LOAN-TO-             NUMBER OF  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING     AVERAGE   CUT-OFF DATE     BALLOON
VALUE RATIO (%)         MORTGAGE LOANS    BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)    DSCR (x)        LTV (%)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

40.1 - 50.0                          1    13,232,351           4.2      5.780          119        1.40           58.4        45.1
50.1 - 60.0                          7    43,713,464          13.7      5.310          115        1.36           67.1        56.1
60.1 - 70.0                         14   188,049,894          59.0      5.173           94        1.51           71.1        64.4
70.1 - 80.0                          4    73,838,645          23.2      5.304           86        1.45           79.3        76.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              26  $318,834,354         100.0%     5.247%          96        1.47x          71.9%       65.2%
====================================================================================================================================


Minimum: 45.1%
Maximum: 79.1%
Weighted Average: 65.2%

                                      I-24

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

AMORTIZATION TYPES


------------------------------------------------------------------------------------------------------------------------------------
                                                          PERCENT BY    WEIGHTED     WEIGHTED                   WEIGHTED   WEIGHTED
                                            AGGREGATE      AGGREGATE     AVERAGE      AVERAGE    WEIGHTED        AVERAGE    AVERAGE
                             NUMBER OF   CUT-OFF DATE   CUT-OFF DATE    MORTGAGE    REMAINING     AVERAGE   CUT-OFF DATE    BALLOON
AMORTIZING TYPES        MORTGAGE LOANS     BALANCE ($)    BALANCE (%)    RATE (%)  TERM (MOS.)    DSCR (x)        LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon                  16    105,079,354           33.0       5.432          114        1.33           69.9       58.3
Interest Only                        2    118,750,000           37.2       4.971           58        1.55           70.0       70.0
Interest Only, Then
  Amortizing Balloon                 8     95,005,000           29.8       5.389          124        1.54           76.6       66.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              26   $318,834,354          100.0%      5.247%          96        1.47x          71.9%      65.2%
====================================================================================================================================


                                      I-25

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)



------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                     AUG-05                     AUG-06                     AUG-07                     AUG-08
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                                 100.00%                    100.00%                     62.34%                     61.13%
Greater of YM and 1.00%                      0.00%                      0.00%                     37.66%                     38.87%
Open                                         0.00%                      0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     100.00%                    100.00%                    100.00%                    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding              $318,834,354               $317,335,456               $315,302,943               $312,822,362
% Initial Pool Balance                     100.00%                     99.53%                     98.89%                     98.11%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                     AUG-09                     AUG-10                     AUG-11                     AUG-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                                  60.80%                     98.46%                     98.46%                     98.46%
Greater of YM and 1.00%                     39.20%                      1.54%                      1.54%                      1.54%
Open                                         0.00%                      0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     100.00%                    100.00%                    100.00%                    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding              $310,100,176               $178,943,576               $175,689,864               $172,279,224
% Initial Pool Balance                      97.26%                     56.12%                     55.10%                     54.03%
====================================================================================================================================




------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                     AUG-13                     AUG-14                     AUG-15                     AUG-16
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                                  98.46%                     96.11%                    100.00%                    100.00%
Greater of YM and 1.00%                      1.54%                      1.54%                      0.00%                      0.00%
Open                                         0.00%                      2.35%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     100.00%                    100.00%                    100.00%                    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding              $168,649,042               $164,813,757                $25,608,069                $25,034,579
% Initial Pool Balance                      52.90%                     51.69%                      8.03%                      7.85%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                     AUG-17                     AUG-18
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                                 100.00%                      0.00%
Greater of YM and 1.00%                      0.00%                      0.00%
Open                                         0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     100.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding               $24,423,083                         $0
% Initial Pool Balance                       7.66%                      0.00%
====================================================================================================================================


Notes:
(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement
(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance
(3)  Def/YM1 loans have been modeled as Yield Maintenance

APPENDIX II

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



------------------------------------------------------------------------------------------------------
MORTGAGE     CMSA         CMSA          MORTGAGE      LOAN
LOAN NO.   LOAN NO.   PROPERTY NO.   LOAN SELLER(1)   GROUP   PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------

    1          1          1-001      MSMC               1     Lincoln Square Retail
    2          2          2-001      MSMC               1     1500 Broadway
                                                              U-Haul Portfolio Roll-up

    3          3          3-001      MSMC               1     U-Haul Shea Stadium (I) (A)
    4                     3-002      MSMC               1     Spring U-Haul Center (I) (A)
    5                     3-003      MSMC               1     U-Haul Center Pelham (I) (A)
    6                     3-004      MSMC               1     U-Haul Ct Summer Av (I) (A)
    7                     3-005      MSMC               1     U-Haul St Petersburg (I) (A)
    8                     3-006      MSMC               1     U-Haul Ctr Sherwood (I) (A)
    9                     3-007      MSMC               1     U-Haul Ctr Gresham (I) (A)
   10                     3-008      MSMC               1     U-Haul Center Of Manchester (I) (A)
   11                     3-009      MSMC               1     U-Haul Somerville (I) (A)
   12                     3-010      MSMC               1     U-Haul Rental East (I) (A)
   13                     3-011      MSMC               1     U-Haul Ctr Holt Ave (I) (A)
   14                     3-012      MSMC               1     U-Haul Ct Bardstown (I) (A)
   15                     3-013      MSMC               1     U-Haul Cumberland (I) (A)
   16                     3-014      MSMC               1     U-Haul Center Page Avenue (I) (A)
   17                     3-015      MSMC               1     U-Haul Livernois&&7M (I) (A)
   18                     3-016      MSMC               1     U-Haul Center Ben White (I) (A)
   19                     3-017      MSMC               1     U-Haul Center Of High Point (I) (A)
   20                     3-018      MSMC               1     U-Haul Ct South End (I) (A)
   21                     3-019      MSMC               1     U-Haul Of Reading (I) (A)
   22                     3-020      MSMC               1     U-Haul Center Of Keene (I) (A)
   23                     3-021      MSMC               1     U-Haul Ct E Sprague (I) (A)
   24                     3-022      MSMC               1     U-Haul Ct Of Aurora (I) (A)
   25                     3-023      MSMC               1     U-Haul Schenectady (I) (A)
   26                     3-024      MSMC               1     U-Haul Ct Sepulveda (I) (A)
   27                     3-025      MSMC               1     U-Haul Metro Center (I) (A)
   28                     3-026      MSMC               1     U-Haul Ct Eastgate (I) (A)
   29                     3-027      MSMC               1     U-Haul Ctr Of Provo (I) (A)
   30          4          4-001      MSMC               1     U-Haul Roosevelt Bl (II) (A)
   31                     4-002      MSMC               1     U-Haul Center Valley Blvd (II) (A)
   32                     4-003      MSMC               1     U-Haul Westside Erie (II) (A)
   33                     4-004      MSMC               1     U-Haul Northeast Ex (II) (A)
   34                     4-005      MSMC               1     U-Haul Andresen Road (II) (A)
   35                     4-006      MSMC               1     U-Haul University Avenue (II) (A)
   36                     4-007      MSMC               1     U-Haul Boulder Hwy (II) (A)
   37                     4-008      MSMC               1     U-Haul Ctr Rutledge (II) (A)
   38                     4-009      MSMC               1     U-Haul Center Hempstead (II) (A)
   39                     4-010      MSMC               1     U-Haul Ctr North Av (II) (A)
   40                     4-011      MSMC               1     U-Haul N Charleston (II) (A)
   41                     4-012      MSMC               1     U-Haul Apple Avenue (II) (A)
   42                     4-013      MSMC               1     U-Haul E Speedway (II) (A)
   43                     4-014      MSMC               1     U-Haul Ctr Sooner (II) (A)
   44                     4-015      MSMC               1     U-Haul Ctr Baytown (II) (A)
   45                     4-016      MSMC               1     U-Haul Ct Southside (II) (A)
   46                     4-017      MSMC               1     U-Haul Binghamton (II) (A)
   47                     4-018      MSMC               1     U-Haul Ctr Columbia (II) (A)
   48                     4-019      MSMC               1     U-Haul Ct Garland (II) (A)
   49                     4-020      MSMC               1     U-Haul Southwest (II) (A)
   50                     4-021      MSMC               1     U-Haul Ct Lorain Rd (II) (A)
   51                     4-022      MSMC               1     U-Haul Ctr Brockton (II) (A)
   52                     4-023      MSMC               1     U-Haul N Glenstone (II) (A)
   53                     4-024      MSMC               1     U-Haul W Kellogg (II) (A)
   54                     4-025      MSMC               1     U-Haul Baseline Rd (II) (A)
   55                     4-026      MSMC               1     U-Haul Ct Of Moscow (II) (A)
   56                     4-027      MSMC               1     U-Haul Center Of Greensboro (II) (A)
   57          5          5-001      MSMC               1     U-Haul Ctr Central Philadlphia (III) (A)
   58                     5-002      MSMC               1     U-Haul Center Waverly Road (III) (A)
   59                     5-003      MSMC               1     U-Haul 26Th And Indian School (III) (A)
   60                     5-004      MSMC               1     U-Haul Center Quail Springs (III) (A)
   61                     5-005      MSMC               1     U-Haul Evanston (III) (A)
   62                     5-006      MSMC               1     U-Haul Center La Brea (III) (A)
   63                     5-007      MSMC               1     U-Haul 34Th && Q (III) (A)
   64                     5-008      MSMC               1     U-Haul Roxborough (III) (A)
   65                     5-009      MSMC               1     U-Haul Hammond Sq (III) (A)
   66                     5-010      MSMC               1     U-Haul Ctr Route 9 (III) (A)
   67                     5-011      MSMC               1     U-Haul Clarksville (III) (A)
   68                     5-012      MSMC               1     U-Haul Center Ft Pierce (III) (A)
   69                     5-013      MSMC               1     U-Haul Huntington (III) (A)
   70                     5-014      MSMC               1     U-Haul I-80&&Manawa (III) (A)
   71                     5-015      MSMC               1     U-Haul Ctr Gateway (III) (A)
   72                     5-016      MSMC               1     U-Haul Center Garner (III) (A)
   73                     5-017      MSMC               1     U-Haul Stuebner Air (III) (A)
   74                     5-018      MSMC               1     U-Haul Ct Alexis Rd (III) (A)
   75                     5-019      MSMC               1     U-Haul Chula Vista (III) (A)

----------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.   STREET ADDRESS                                                                                 CITY
----------------------------------------------------------------------------------------------------------------------------

    1      1992 Broadway; 1972 Broadway; 1976 Broadway; 1961 Broadway; 1965 Broadway; 155 West 66th St.   New York
    2      1500 Broadway                                                                                  New York

    3      3630 College Point Blvd                                                                        Flushing
    4      1609 Spring Cypress                                                                            Spring
    5      2797 Pelham Parkway                                                                            Pelham
    6      5315 Summer Avenue                                                                             Memphis
    7      975 2Nd Ave South                                                                              Saint Petersburg
    8      8621 Warden Road                                                                               Sherwood
    9      704 Ne Hogan                                                                                   Gresham
   10      432 Oakland Street                                                                             Manchester
   11      151 Linwood St                                                                                 Somerville
   12      3500 East Main St                                                                              Columbus
   13      831 E Holt Blvd                                                                                Ontario
   14      4128 Bardstown Rd                                                                              Louisville
   15      135 Mendon Road                                                                                Cumberland
   16      9820 Page Avenue                                                                               Overland
   17      19797 Livernois                                                                                Detroit
   18      304 East Ben White Blvd                                                                        Austin
   19      2908 N Main St                                                                                 High Point
   20      1415 S Detroit                                                                                 Toledo
   21      1647 N 5Th Street                                                                              Reading
   22      199 Marlboro Street                                                                            Keene
   23      E 14505 Sprague Ave                                                                            Spokane
   24      1282 N Lake St                                                                                 Aurora
   25      2516 Hamburg St                                                                                Schenectady
   26      8500 Sepulveda Blvd                                                                            Sepulveda
   27      930 Tenth Ave                                                                                  Columbus
   28      4111 Wabash Ave                                                                                Terre Haute
   29      551 W Columbia Lane                                                                            Provo
   30      7750 Roosevelt Blvd                                                                            Philadelphia North
   31      17959 Valley Blvd                                                                              City Of Industry
   32      1505 Pittsburgh Ave                                                                            Erie
   33      2951 Ne Expressway                                                                             Chamblee
   34      2460 Ne Andresen Road                                                                          Vancouver
   35      3650 Meadowbrook Ln                                                                            Peoria
   36      5316 Boulder Hwy                                                                               Las Vegas
   37      4612 Rutledge Pike                                                                             Knoxville
   38      450 Fulton Avenue                                                                              Hempstead
   39      2949 North Ave                                                                                 Grand Junction
   40      2155 Credit Union Ln                                                                           Charleston
   41      3587 Apple Ave                                                                                 Muskegon
   42      5533 E Speedway Blvd                                                                           Tucson
   43      700 E Lindsey                                                                                  Norman
   44      2703 N Main                                                                                    Baytown
   45      1500 Blizzard Dr                                                                               Parkersburg
   46      113 Chenango Street                                                                            Binghamton
   47      29 Rt 66 East                                                                                  Columbia
   48      902 W Walnut                                                                                   Garland
   49      8716 1/2 L St                                                                                  Omaha
   50      16515 Lorain Rd                                                                                Cleveland
   51      661 N Main St                                                                                  Brockton
   52      1768 N Glenstone                                                                               Springfield
   53      3710 Mccormick                                                                                 Wichita
   54      5518 Baseline Rd                                                                               Little Rock
   55      W 2320 Pullman Rd                                                                              Moscow
   56      911 W Lee Street                                                                               Greensboro
   57      314-322 North 13Th St                                                                          Philadelphia South
   58      901 South Waverly Road                                                                         Lansing
   59      2626 East Indian School R                                                                      Phoenix
   60      721 W Memorial Rd                                                                              Oklahoma City
   61      2125 Dempster Street                                                                           Evanston
   62      964 S La Brea Avenue                                                                           Inglewood
   63      1613 34Th St                                                                                   Lubbock
   64      8300 Ridge Avenue                                                                              Philadelphia North
   65      1915 Sw Railroad Ave                                                                           Hammond
   66      1275 Us Highway 9 North                                                                        Old Bridge
   67      712 Providence Blvd                                                                            Clarksville
   68      3626 South Federal Hwy                                                                         Fort Pierce
   69      85 East Jericho Tpke                                                                           Huntington Station
   70      721 32Nd Ave                                                                                   Council Bluffs
   71      1802 6Th Ave Se                                                                                Decatur
   72      1702 Mechanical Blvd                                                                           Garner
   73      12455 Stuebner Airline Road                                                                    Houston
   74      50 West Alexis Rd                                                                              Toledo
   75      99 N Fourth Avenue                                                                             Chula Vista

--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                                                                PERCENT
LOAN NO.   STATE   ZIP CODE   PROPERTY TYPE   PROPERTY SUB-TYPE    UNITS/SF(3)       YEAR BUILT       YEAR RENOVATED   LEASED(4)
--------------------------------------------------------------------------------------------------------------------------------

    1      NY       10023     Mixed Use       Retail/Hospitality       503,178       1995 - 1996           NAP           100.0%
    2      NY       10036     Office          Urban                    513,563          1972               NAP            94.7%

    3      NY       11354     Self Storage    Self Storage              57,878          1928               NAP            88.0%
    4      TX       77388     Self Storage    Self Storage              40,400          1985               NAP            80.3%
    5      AL       35124     Self Storage    Self Storage              60,847          2001               NAP            76.8%
    6      TN       38122     Self Storage    Self Storage              38,775          1983               NAP            68.8%
    7      FL       33705     Self Storage    Self Storage              25,809          1958               NAP            98.1%
    8      AR       72120     Self Storage    Self Storage              44,260   1972 / 1984 / 2002        NAP            85.1%
    9      OR       97030     Self Storage    Self Storage              25,811          1958               NAP            96.2%
   10      CT       06040     Self Storage    Self Storage              15,850          1969               NAP            77.8%
   11      MA       02143     Self Storage    Self Storage              14,067          1941               NAP            79.8%
   12      OH       43213     Self Storage    Self Storage              25,039       1987 / 1991           NAP            93.6%
   13      CA       91764     Self Storage    Self Storage              17,543          1970               NAP            86.8%
   14      KY       40218     Self Storage    Self Storage              19,750          1978               NAP            86.1%
   15      RI       02864     Self Storage    Self Storage              12,979          1950               NAP            76.3%
   16      MO       63132     Self Storage    Self Storage              18,607          1980               NAP            93.4%
   17      MI       48221     Self Storage    Self Storage              17,160          1945               NAP            93.2%
   18      TX       78704     Self Storage    Self Storage              13,480          1978               NAP            91.0%
   19      NC       27265     Self Storage    Self Storage              17,350          1993               NAP            84.8%
   20      OH       43614     Self Storage    Self Storage              13,295       1953 / 2002           NAP            69.7%
   21      PA       19601     Self Storage    Self Storage              13,500          1978               NAP            95.5%
   22      NH       03431     Self Storage    Self Storage              11,185          1960               NAP            75.2%
   23      WA       99216     Self Storage    Self Storage              16,858          1981               NAP            92.1%
   24      IL       60505     Self Storage    Self Storage               9,875          1960               NAP            84.5%
   25      NY       12303     Self Storage    Self Storage              10,860          1985               NAP            87.5%
   26      CA       91343     Self Storage    Self Storage               2,916          1966               NAP            95.9%
   27      GA       31901     Self Storage    Self Storage              12,450          1963               NAP            87.3%
   28      IN       47803     Self Storage    Self Storage              16,725          1980               NAP            83.1%
   29      UT       84604     Self Storage    Self Storage               7,796          1977               NAP            57.4%
   30      PA       19152     Self Storage    Self Storage              43,150          1999               NAP            88.3%
   31      CA       91744     Self Storage    Self Storage              58,425          1968               NAP            91.6%
   32      PA       16505     Self Storage    Self Storage              77,028          1969               NAP            74.4%
   33      GA       30341     Self Storage    Self Storage              23,600       1978 / 1994           NAP            91.0%
   34      WA       98661     Self Storage    Self Storage              22,895          1960               NAP            96.5%
   35      IL       61604     Self Storage    Self Storage              26,550          1980               NAP            73.5%
   36      NV       89122     Self Storage    Self Storage              20,819          1980               NAP            89.3%
   37      TN       37914     Self Storage    Self Storage              21,744       1982 / 1992           NAP            79.4%
   38      NY       11550     Self Storage    Self Storage              11,689          1953               NAP            90.0%
   39      CO       81504     Self Storage    Self Storage              20,950          1979               1999           90.8%
   40      SC       29406     Self Storage    Self Storage              15,020          1990               NAP            90.2%
   41      MI       49442     Self Storage    Self Storage              29,150          1979               NAP            87.6%
   42      AZ       85712     Self Storage    Self Storage               8,425          1980               NAP            93.2%
   43      OK       73071     Self Storage    Self Storage              28,786       1968 / 1995           NAP            69.5%
   44      TX       77521     Self Storage    Self Storage              23,200          1980               NAP            71.8%
   45      WV       26101     Self Storage    Self Storage              27,125       1960 - 1994           NAP            79.4%
   46      NY       13901     Self Storage    Self Storage              15,859       1887 / 1960           1965           84.0%
   47      CT       06237     Self Storage    Self Storage              13,550          1966               NAP            72.5%
   48      TX       75040     Self Storage    Self Storage              15,800          1993               NAP            91.1%
   49      NE       68056     Self Storage    Self Storage              12,655          1969               NAP            88.6%
   50      OH       44111     Self Storage    Self Storage              13,800          1950               NAP            80.6%
   51      MA       02301     Self Storage    Self Storage              12,245          1964               NAP            66.3%
   52      MO       65803     Self Storage    Self Storage              15,050          1980               NAP            93.0%
   53      KS       67213     Self Storage    Self Storage              21,897          1970               NAP            62.4%
   54      AR       72209     Self Storage    Self Storage              25,789       1980 - 1985           NAP            76.1%
   55      ID       83843     Self Storage    Self Storage              15,920          1980               NAP            76.9%
   56      NC       27403     Self Storage    Self Storage               9,514          1954               NAP            78.2%
   57      PA       19107     Self Storage    Self Storage              47,100          1927               1996           85.1%
   58      MI       48917     Self Storage    Self Storage              57,530          1975               NAP            82.8%
   59      AZ       85016     Self Storage    Self Storage              22,225          1986               1987           89.1%
   60      OK       73114     Self Storage    Self Storage              49,125          1997               NAP            87.5%
   61      IL       60201     Self Storage    Self Storage              26,354          1940               NAP            82.9%
   62      CA       90301     Self Storage    Self Storage              13,560          1946               NAP            96.3%
   63      TX       79411     Self Storage    Self Storage              25,867          1959               NAP            74.6%
   64      PA       19128     Self Storage    Self Storage               8,425          1970               NAP            92.6%
   65      LA       70403     Self Storage    Self Storage              38,350       1982 / 1994           NAP            87.8%
   66      NJ       08857     Self Storage    Self Storage              14,700          1972               NAP            85.9%
   67      TN       37042     Self Storage    Self Storage              23,122       1960 / 1975           NAP            85.1%
   68      FL       34982     Self Storage    Self Storage              13,161          1994               NAP            95.9%
   69      NY       11746     Self Storage    Self Storage              15,350          1965               NAP            69.7%
   70      IA       51501     Self Storage    Self Storage              21,258       1965 - 1969           NAP            91.2%
   71      AL       35601     Self Storage    Self Storage              30,818       1968 / 1999           NAP            79.6%
   72      NC       27529     Self Storage    Self Storage              29,200          1990               NAP            62.5%
   73      TX       77014     Self Storage    Self Storage              23,200          1981               NAP            72.5%
   74      OH       43612     Self Storage    Self Storage              28,650          1973               NAP            73.5%
   75      CA       91910     Self Storage    Self Storage               7,215          1978               NAP            86.0%

---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE   PERCENT LEASED                                         RELATED        ORIGINAL     CUT-OFF DATE   CUT-OFF DATE BALANCE
LOAN NO.   AS OF DATE(4)    SECURITY TYPE(5)   LIEN POSITION   BORROWER LIST      BALANCE      BALANCE(6)      PER UNIT OR SF(7)
---------------------------------------------------------------------------------------------------------------------------------

    1        04/04/2005           Fee              First            NAP        $340,000,000   $340,000,000                   $676
    2        03/07/2005           Fee              First            NAP        $287,000,000   $287,000,000                   $559

    3        03/31/2005           Fee              First            NAP        $  9,342,314   $  9,329,239                   $ 70
    4        03/31/2005           Fee              First            NAP        $  3,043,424   $  3,039,165                   $ 70
    5        03/31/2005           Fee              First            NAP        $  2,944,982   $  2,940,860                   $ 70
    6        03/31/2005           Fee              First            NAP        $  1,802,942   $  1,800,419                   $ 70
    7        03/31/2005           Fee              First            NAP        $  1,566,291   $  1,564,099                   $ 70
    8        03/31/2005           Fee              First            NAP        $  1,524,119   $  1,521,986                   $ 70
    9        03/31/2005           Fee              First            NAP        $  1,464,012   $  1,461,963                   $ 70
   10        03/31/2005           Fee              First            NAP        $  1,461,349   $  1,459,304                   $ 70
   11        03/31/2005           Fee              First            NAP        $  1,425,148   $  1,423,153                   $ 70
   12        03/31/2005           Fee              First            NAP        $  1,276,726   $  1,274,939                   $ 70
   13        03/31/2005           Fee              First            NAP        $  1,173,399   $  1,171,757                   $ 70
   14        03/31/2005           Fee              First            NAP        $  1,055,489   $  1,054,012                   $ 70
   15        03/31/2005           Fee              First            NAP        $  1,052,240   $  1,050,768                   $ 70
   16        03/31/2005           Fee              First            NAP        $  1,050,230   $  1,048,760                   $ 70
   17        03/31/2005           Fee              First            NAP        $    965,161   $    963,811                   $ 70
   18        03/31/2005           Fee              First            NAP        $    712,872   $    711,874                   $ 70
   19        03/31/2005           Fee              First            NAP        $    705,006   $    704,020                   $ 70
   20        03/31/2005           Fee              First            NAP        $    667,908   $    666,974                   $ 70
   21        03/31/2005           Fee              First            NAP        $    665,075   $    664,144                   $ 70
   22        03/31/2005           Fee              First            NAP        $    637,495   $    636,603                   $ 70
   23        03/31/2005           Fee              First            NAP        $    625,574   $    624,698                   $ 70
   24        03/31/2005           Fee              First            NAP        $    552,178   $    551,405                   $ 70
   25        03/31/2005           Fee              First            NAP        $    547,442   $    546,676                   $ 70
   26        03/31/2005           Fee              First            NAP        $    542,506   $    541,747                   $ 70
   27        03/31/2005           Fee              First            NAP        $    497,182   $    496,486                   $ 70
   28        03/31/2005           Fee              First            NAP        $    481,057   $    480,384                   $ 70
   29        03/31/2005           Fee              First            NAP        $    480,438   $    479,765                   $ 70
   30        03/31/2005           Fee              First            NAP        $  4,653,062   $  4,646,550                   $ 70
   31        03/31/2005           Fee              First            NAP        $  3,860,578   $  3,855,175                   $ 70
   32        03/31/2005           Fee              First            NAP        $  2,706,292   $  2,702,505                   $ 70
   33        03/31/2005           Fee              First            NAP        $  1,841,717   $  1,839,139                   $ 70
   34        03/31/2005           Fee              First            NAP        $  1,543,956   $  1,541,795                   $ 70
   35        03/31/2005           Fee              First            NAP        $  1,306,049   $  1,304,221                   $ 70
   36        03/31/2005           Fee              First            NAP        $  1,289,218   $  1,287,414                   $ 70
   37        03/31/2005           Fee              First            NAP        $  1,183,548   $  1,181,892                   $ 70
   38        03/31/2005           Fee              First            NAP        $  1,060,603   $  1,059,119                   $ 70
   39        03/31/2005           Fee              First            NAP        $  1,036,462   $  1,035,012                   $ 70
   40        03/31/2005           Fee              First            NAP        $  1,014,057   $  1,012,638                   $ 70
   41        03/31/2005           Fee              First            NAP        $  1,001,396   $    999,994                   $ 70
   42        03/31/2005           Fee              First            NAP        $    981,030   $    979,657                   $ 70
   43        03/31/2005           Fee              First            NAP        $    920,799   $    919,510                   $ 70
   44        03/31/2005           Fee              First            NAP        $    892,534   $    891,285                   $ 70
   45        03/31/2005           Fee              First            NAP        $    862,807   $    861,599                   $ 70
   46        03/31/2005           Fee              First            NAP        $    856,956   $    855,757                   $ 70
   47        03/31/2005           Fee              First            NAP        $    724,090   $    723,077                   $ 70
   48        03/31/2005           Fee              First            NAP        $    716,381   $    715,379                   $ 70
   49        03/31/2005           Fee              First            NAP        $    697,067   $    696,091                   $ 70
   50        03/31/2005           Fee              First            NAP        $    688,018   $    687,055                   $ 70
   51        03/31/2005           Fee              First            NAP        $    676,320   $    675,374                   $ 70
   52        03/31/2005           Fee              First            NAP        $    660,345   $    659,421                   $ 70
   53        03/31/2005           Fee              First            NAP        $    555,039   $    554,262                   $ 70
   54        03/31/2005           Fee              First            NAP        $    544,308   $    543,547                   $ 70
   55        03/31/2005           Fee              First            NAP        $    502,782   $    502,078                   $ 70
   56        03/31/2005           Fee              First            NAP        $    203,197   $    202,913                   $ 70
   57        03/31/2005           Fee              First            NAP        $  3,881,698   $  3,876,265                   $ 70
   58        03/31/2005           Fee              First            NAP        $  3,411,133   $  3,406,359                   $ 70
   59        03/31/2005           Fee              First            NAP        $  2,844,485   $  2,840,504                   $ 70
   60        03/31/2005           Fee              First            NAP        $  2,553,253   $  2,549,680                   $ 70
   61        03/31/2005           Fee              First            NAP        $  1,855,467   $  1,852,871                   $ 70
   62        03/31/2005           Fee              First            NAP        $  1,741,724   $  1,739,286                   $ 70
   63        03/31/2005           Fee              First            NAP        $  1,303,956   $  1,302,131                   $ 70
   64        03/31/2005           Fee              First            NAP        $  1,120,311   $  1,118,743                   $ 70
   65        03/31/2005           Fee              First            NAP        $  1,091,871   $  1,090,343                   $ 70
   66        03/31/2005           Fee              First            NAP        $  1,076,751   $  1,075,244                   $ 70
   67        03/31/2005           Fee              First            NAP        $  1,067,476   $  1,065,982                   $ 70
   68        03/31/2005           Fee              First            NAP        $  1,048,906   $  1,047,438                   $ 70
   69        03/31/2005           Fee              First            NAP        $  1,007,229   $  1,005,820                   $ 70
   70        03/31/2005           Fee              First            NAP        $    991,585   $    990,197                   $ 70
   71        03/31/2005           Fee              First            NAP        $    820,968   $    819,819                   $ 70
   72        03/31/2005           Fee              First            NAP        $    784,726   $    783,628                   $ 70
   73        03/31/2005           Fee              First            NAP        $    764,493   $    763,423                   $ 70
   74        03/31/2005           Fee              First            NAP        $    736,950   $    735,918                   $ 70
   75        03/31/2005           Fee              First            NAP        $    701,413   $    700,432                   $ 70

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                 FIRST PAYMENT   FIRST PAYMENT                    GRACE                 LOCKBOX            LOCKBOX
LOAN NO.   NOTE DATE       DATE (P&I)      DATE (IO)     MATURITY DATE   PERIOD(8)   ARD LOAN    STATUS              TYPE
----------------------------------------------------------------------------------------------------------------------------------

    1      04/04/2005         NAP          05/07/2005      04/07/2015        0          No      In-Place   Soft, Springing to Hard
    2      05/09/2005         NAP          06/08/2005      04/08/2015        0          No      In-Place             Hard

    3      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
    4      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
    5      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
    6      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
    7      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
    8      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
    9      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   10      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   11      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   12      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   13      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   14      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   15      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   16      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   17      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   18      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   19      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   20      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   21      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   22      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   23      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   24      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   25      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   26      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   27      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   28      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   29      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   30      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   31      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   32      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   33      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   34      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   35      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   36      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   37      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   38      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   39      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   40      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   41      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   42      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   43      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   44      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   45      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   46      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   47      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   48      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   49      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   50      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   51      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   52      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   53      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   54      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   55      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   56      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   57      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   58      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   59      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   60      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   61      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   62      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   63      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   64      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   65      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   66      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   67      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   68      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   69      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   70      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   71      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   72      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   73      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   74      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard
   75      06/08/2005     08/01/2005           NAP         07/01/2015        5          No      In-Place   Soft, Springing to Hard

----------------------------------------------------------------------------------------------------------------------
MORTGAGE   ORIGINAL TERM   REMAINING TERM     ORIGINAL        REMAINING    MORTGAGE             MONTHLY        MONTHLY
LOAN NO.    TO MATURITY     TO MATURITY     AMORT. TERM(9)   AMORT. TERM     RATE     PAYMENT (P&I)(10)   PAYMENT (IO)
----------------------------------------------------------------------------------------------------------------------

    1           120              116               IO             IO        5.475%                  NAP     $1,572,795
    2           119              116               IO             IO        5.964%                  NAP     $1,446,201

    3           120              119              300            299        5.520%              $57,482            NAP
    4           120              119              300            299        5.520%              $18,726            NAP
    5           120              119              300            299        5.520%              $18,120            NAP
    6           120              119              300            299        5.520%              $11,093            NAP
    7           120              119              300            299        5.520%              $ 9,637            NAP
    8           120              119              300            299        5.520%              $ 9,378            NAP
    9           120              119              300            299        5.520%              $ 9,008            NAP
   10           120              119              300            299        5.520%              $ 8,991            NAP
   11           120              119              300            299        5.520%              $ 8,769            NAP
   12           120              119              300            299        5.520%              $ 7,855            NAP
   13           120              119              300            299        5.520%              $ 7,220            NAP
   14           120              119              300            299        5.520%              $ 6,494            NAP
   15           120              119              300            299        5.520%              $ 6,474            NAP
   16           120              119              300            299        5.520%              $ 6,462            NAP
   17           120              119              300            299        5.520%              $ 5,938            NAP
   18           120              119              300            299        5.520%              $ 4,386            NAP
   19           120              119              300            299        5.520%              $ 4,338            NAP
   20           120              119              300            299        5.520%              $ 4,110            NAP
   21           120              119              300            299        5.520%              $ 4,092            NAP
   22           120              119              300            299        5.520%              $ 3,922            NAP
   23           120              119              300            299        5.520%              $ 3,849            NAP
   24           120              119              300            299        5.520%              $ 3,397            NAP
   25           120              119              300            299        5.520%              $ 3,368            NAP
   26           120              119              300            299        5.520%              $ 3,338            NAP
   27           120              119              300            299        5.520%              $ 3,059            NAP
   28           120              119              300            299        5.520%              $ 2,960            NAP
   29           120              119              300            299        5.520%              $ 2,956            NAP
   30           120              119              300            299        5.520%              $28,629            NAP
   31           120              119              300            299        5.520%              $23,753            NAP
   32           120              119              300            299        5.520%              $16,651            NAP
   33           120              119              300            299        5.520%              $11,332            NAP
   34           120              119              300            299        5.520%              $ 9,500            NAP
   35           120              119              300            299        5.520%              $ 8,036            NAP
   36           120              119              300            299        5.520%              $ 7,932            NAP
   37           120              119              300            299        5.520%              $ 7,282            NAP
   38           120              119              300            299        5.520%              $ 6,526            NAP
   39           120              119              300            299        5.520%              $ 6,377            NAP
   40           120              119              300            299        5.520%              $ 6,239            NAP
   41           120              119              300            299        5.520%              $ 6,161            NAP
   42           120              119              300            299        5.520%              $ 6,036            NAP
   43           120              119              300            299        5.520%              $ 5,666            NAP
   44           120              119              300            299        5.520%              $ 5,492            NAP
   45           120              119              300            299        5.520%              $ 5,309            NAP
   46           120              119              300            299        5.520%              $ 5,273            NAP
   47           120              119              300            299        5.520%              $ 4,455            NAP
   48           120              119              300            299        5.520%              $ 4,408            NAP
   49           120              119              300            299        5.520%              $ 4,289            NAP
   50           120              119              300            299        5.520%              $ 4,233            NAP
   51           120              119              300            299        5.520%              $ 4,161            NAP
   52           120              119              300            299        5.520%              $ 4,063            NAP
   53           120              119              300            299        5.520%              $ 3,415            NAP
   54           120              119              300            299        5.520%              $ 3,349            NAP
   55           120              119              300            299        5.520%              $ 3,094            NAP
   56           120              119              300            299        5.520%              $ 1,250            NAP
   57           120              119              300            299        5.520%              $23,883            NAP
   58           120              119              300            299        5.520%              $20,988            NAP
   59           120              119              300            299        5.520%              $17,502            NAP
   60           120              119              300            299        5.520%              $15,710            NAP
   61           120              119              300            299        5.520%              $11,416            NAP
   62           120              119              300            299        5.520%              $10,717            NAP
   63           120              119              300            299        5.520%              $ 8,023            NAP
   64           120              119              300            299        5.520%              $ 6,893            NAP
   65           120              119              300            299        5.520%              $ 6,718            NAP
   66           120              119              300            299        5.520%              $ 6,625            NAP
   67           120              119              300            299        5.520%              $ 6,568            NAP
   68           120              119              300            299        5.520%              $ 6,454            NAP
   69           120              119              300            299        5.520%              $ 6,197            NAP
   70           120              119              300            299        5.520%              $ 6,101            NAP
   71           120              119              300            299        5.520%              $ 5,051            NAP
   72           120              119              300            299        5.520%              $ 4,828            NAP
   73           120              119              300            299        5.520%              $ 4,704            NAP
   74           120              119              300            299        5.520%              $ 4,534            NAP
   75           120              119              300            299        5.520%              $ 4,316            NAP

-----------------------------------------------------------------------------------------------------------------
MORTGAGE   UNDERWRITABLE   UNDERWRITABLE      NOI        NCF     CUT-OFF DATE   BALLOON        BALLOON   MORTGAGE
LOAN NO.             NOI       CASH FLOW   DSCR(11)   DSCR(11)            LTV       LTV        BALANCE   LOAN NO.
-----------------------------------------------------------------------------------------------------------------

    1        $25,916,684     $25,590,116     1.37       1.36            73.9%     73.9%   $340,000,000       1
    2        $22,593,218     $21,552,159     1.30       1.24            75.3%     75.3%   $287,000,000       2

    3        $ 1,321,674     $ 1,315,887     1.44       1.42            74.0%     56.6%   $  7,141,108       3
    4        $   363,573     $   359,533     1.44       1.42            74.0%     56.6%   $  2,326,343       4
    5        $   335,343     $   329,170     1.44       1.42            74.0%     56.6%   $  2,251,095       5
    6        $   249,634     $   245,757     1.44       1.42            74.0%     56.6%   $  1,378,139       6
    7        $   259,845     $   257,266     1.44       1.42            74.0%     56.6%   $  1,197,247       7
    8        $   177,552     $   173,126     1.44       1.42            74.0%     56.6%   $  1,165,011       8
    9        $   202,139     $   199,558     1.44       1.42            74.0%     56.6%   $  1,119,066       9
   10        $   187,500     $   185,915     1.44       1.42            74.0%     56.6%   $  1,117,031      10
   11        $   206,742     $   205,335     1.44       1.42            74.0%     56.6%   $  1,089,359      11
   12        $   147,528     $   145,024     1.44       1.42            74.0%     56.6%   $    975,908      12
   13        $   145,704     $   143,950     1.44       1.42            74.0%     56.6%   $    896,926      13
   14        $   172,417     $   170,442     1.44       1.42            74.0%     56.6%   $    806,798      14
   15        $   120,822     $   119,525     1.44       1.42            74.0%     56.6%   $    804,315      15
   16        $   145,859     $   143,949     1.44       1.42            74.0%     56.6%   $    802,778      16
   17        $   190,285     $   188,569     1.44       1.42            74.0%     56.6%   $    737,753      17
   18        $   113,346     $   111,993     1.44       1.42            74.0%     56.6%   $    544,908      18
   19        $    91,427     $    89,692     1.44       1.42            74.0%     56.6%   $    538,895      19
   20        $    95,406     $    94,076     1.44       1.42            74.0%     56.6%   $    510,538      20
   21        $    82,940     $    81,590     1.44       1.42            74.0%     56.6%   $    508,372      21
   22        $    64,842     $    63,724     1.44       1.42            74.0%     56.6%   $    487,290      22
   23        $   158,016     $   156,331     1.44       1.42            74.0%     56.6%   $    478,178      23
   24        $    56,183     $    55,196     1.44       1.42            74.0%     56.6%   $    422,076      24
   25        $    63,270     $    62,184     1.44       1.42            74.0%     56.6%   $    418,456      25
   26        $    54,807     $    54,229     1.44       1.42            74.0%     56.6%   $    414,683      26
   27        $    62,238     $    60,993     1.44       1.42            74.0%     56.6%   $    380,037      27
   28        $    85,985     $    84,312     1.44       1.42            74.0%     56.6%   $    367,712      28
   29        $   100,311     $    99,532     1.44       1.42            74.0%     56.6%   $    367,239      29
   30        $   519,015     $   514,700     1.44       1.42            74.0%     56.6%   $  3,556,722      30
   31        $   637,319     $   631,476     1.44       1.42            74.0%     56.6%   $  2,950,961      31
   32        $   339,705     $   332,002     1.44       1.42            74.0%     56.6%   $  2,068,644      32
   33        $   211,418     $   209,202     1.44       1.42            74.0%     56.6%   $  1,407,777      33
   34        $   221,607     $   219,318     1.44       1.42            74.0%     56.6%   $  1,180,174      34
   35        $   168,807     $   166,157     1.44       1.42            74.0%     56.6%   $    998,322      35
   36        $   142,667     $   140,585     1.44       1.42            74.0%     56.6%   $    985,457      36
   37        $   141,992     $   139,818     1.44       1.42            74.0%     56.6%   $    904,685      37
   38        $   112,006     $   110,837     1.44       1.42            74.0%     56.6%   $    810,707      38
   39        $   105,699     $   103,604     1.44       1.42            74.0%     56.6%   $    792,254      39
   40        $   116,689     $   115,187     1.44       1.42            74.0%     56.6%   $    775,128      40
   41        $   107,586     $   104,649     1.44       1.42            74.0%     56.6%   $    765,450      41
   42        $    87,402     $    86,560     1.44       1.42            74.0%     56.6%   $    749,883      42
   43        $   129,586     $   126,707     1.44       1.42            74.0%     56.6%   $    703,843      43
   44        $    93,361     $    91,041     1.44       1.42            74.0%     56.6%   $    682,238      44
   45        $   100,355     $    97,643     1.44       1.42            74.0%     56.6%   $    659,515      45
   46        $    95,034     $    93,448     1.44       1.42            74.0%     56.6%   $    655,043      46
   47        $    77,025     $    75,670     1.44       1.42            74.0%     56.6%   $    553,482      47
   48        $   102,484     $   100,904     1.44       1.42            74.0%     56.6%   $    547,590      48
   49        $    80,453     $    79,180     1.44       1.42            74.0%     56.6%   $    532,826      49
   50        $    82,658     $    81,278     1.44       1.42            74.0%     56.6%   $    525,909      50
   51        $    78,048     $    76,824     1.44       1.42            74.0%     56.6%   $    516,968      51
   52        $   100,517     $    99,012     1.44       1.42            74.0%     56.6%   $    504,756      52
   53        $    60,274     $    58,003     1.44       1.42            74.0%     56.6%   $    424,263      53
   54        $   109,557     $   106,978     1.44       1.42            74.0%     56.6%   $    416,060      54
   55        $    63,272     $    61,680     1.44       1.42            74.0%     56.6%   $    384,318      55
   56        $    55,433     $    54,472     1.44       1.42            74.0%     56.6%   $    155,321      56
   57        $   427,997     $   423,287     1.44       1.42            74.0%     56.6%   $  2,967,105      57
   58        $   377,727     $   371,974     1.44       1.42            74.0%     56.6%   $  2,607,413      58
   59        $   304,773     $   301,322     1.44       1.42            74.0%     56.6%   $  2,174,277      59
   60        $   410,948     $   406,036     1.44       1.42            74.0%     56.6%   $  1,951,664      60
   61        $   196,538     $   193,903     1.44       1.42            74.0%     56.6%   $  1,418,288      61
   62        $   294,164     $   292,808     1.44       1.42            74.0%     56.6%   $  1,331,345      62
   63        $   136,860     $   134,273     1.44       1.42            74.0%     56.6%   $    996,722      63
   64        $   148,460     $   147,618     1.44       1.42            74.0%     56.6%   $    856,347      64
   65        $   167,562     $   163,715     1.44       1.42            74.0%     56.6%   $    834,608      65
   66        $   123,779     $   122,309     1.44       1.42            74.0%     56.6%   $    823,051      66
   67        $   114,380     $   112,068     1.44       1.42            74.0%     56.6%   $    815,960      67
   68        $   133,261     $   131,900     1.44       1.42            74.0%     56.6%   $    801,766      68
   69        $   106,794     $   105,259     1.44       1.42            74.0%     56.6%   $    769,909      69
   70        $   142,801     $   140,632     1.44       1.42            74.0%     56.6%   $    757,951      70
   71        $    94,844     $    91,762     1.44       1.42            74.0%     56.6%   $    627,534      71
   72        $   109,895     $   106,965     1.44       1.42            74.0%     56.6%   $    599,832      72
   73        $    81,927     $    79,892     1.44       1.42            74.0%     56.6%   $    584,365      73
   74        $   163,589     $   160,724     1.44       1.42            74.0%     56.6%   $    563,312      74
   75        $    86,769     $    86,048     1.44       1.42            74.0%     56.6%   $    536,149      75




-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE      MORTGAGE                                                   APPRAISED          VALUATION
LOAN NO.   LOAN SELLER(1)               PROPERTY NAME(2)                   VALUE            DATE(12)         LARGEST TENANT(13)
-------------------------------------------------------------------------------------------------------------------------------

    1      MSMC             Lincoln Square Retail                      $460,000,000   3/21/2005, 4/14/2005   Reebok Sports Club
    2      MSMC             1500 Broadway                              $381,000,000        03/08/2005        Daniel J. Edelman
                            U-Haul Portfolio Roll-up
    3      MSMC             U-Haul Shea Stadium (I) (A)                $ 15,900,000        05/01/2005        NAP
    4      MSMC             Spring U-Haul Center (I) (A)               $  5,340,000        05/01/2005        NAP
    5      MSMC             U-Haul Center Pelham (I) (A)               $  5,000,000        05/03/2005        NAP
    6      MSMC             U-Haul Ct Summer Av (I) (A)                $  2,850,000        04/19/2005        NAP
    7      MSMC             U-Haul St Petersburg (I) (A)               $  3,000,000        04/28/2005        NAP
    8      MSMC             U-Haul Ctr Sherwood (I) (A)                $  2,275,000        05/03/2005        NAP
    9      MSMC             U-Haul Ctr Gresham (I) (A)                 $  2,410,000        05/05/2005        NAP
   10      MSMC             U-Haul Center Of Manchester (I) (A)        $  2,400,000        05/01/2005        NAP
   11      MSMC             U-Haul Somerville (I) (A)                  $  2,160,000        05/01/2005        NAP
   12      MSMC             U-Haul Rental East (I) (A)                 $  1,970,000        05/01/2005        NAP
   13      MSMC             U-Haul Ctr Holt Ave (I) (A)                $  1,860,000        05/01/2005        NAP
   14      MSMC             U-Haul Ct Bardstown (I) (A)                $  1,730,000        04/27/2005        NAP
   15      MSMC             U-Haul Cumberland (I) (A)                  $  1,740,000        05/01/2005        NAP
   16      MSMC             U-Haul Center Page Avenue (I) (A)          $  1,900,000        05/01/2005        NAP
   17      MSMC             U-Haul Livernois&&7M (I) (A)               $  1,470,000        05/01/2005        NAP
   18      MSMC             U-Haul Center Ben White (I) (A)            $  1,270,000        05/01/2005        NAP
   19      MSMC             U-Haul Center Of High Point (I) (A)        $  1,175,000        04/15/2005        NAP
   20      MSMC             U-Haul Ct South End (I) (A)                $  1,050,000        04/26/2005        NAP
   21      MSMC             U-Haul Of Reading (I) (A)                  $  1,140,000        05/01/2005        NAP
   22      MSMC             U-Haul Center Of Keene (I) (A)             $  1,040,000        05/01/2005        NAP
   23      MSMC             U-Haul Ct E Sprague (I) (A)                $  1,050,000        05/01/2005        NAP
   24      MSMC             U-Haul Ct Of Aurora (I) (A)                $  1,100,000        04/27/2005        NAP
   25      MSMC             U-Haul Schenectady (I) (A)                 $    980,000        05/01/2005        NAP
   26      MSMC             U-Haul Ct Sepulveda (I) (A)                $    800,000        04/29/2005        NAP
   27      MSMC             U-Haul Metro Center (I) (A)                $    780,000        05/01/2005        NAP
   28      MSMC             U-Haul Ct Eastgate (I) (A)                 $    970,000        05/01/2005        NAP
   29      MSMC             U-Haul Ctr Of Provo (I) (A)                $    860,000        05/01/2005        NAP
   30      MSMC             U-Haul Roosevelt Bl (II) (A)               $  7,525,000        05/01/2005        NAP
   31      MSMC             U-Haul Center Valley Blvd (II) (A)         $  6,610,000        05/01/2005        NAP
   32      MSMC             U-Haul Westside Erie (II) (A)              $  4,275,000        05/01/2005        NAP
   33      MSMC             U-Haul Northeast Ex (II) (A)               $  2,975,000        05/01/2005        NAP
   34      MSMC             U-Haul Andresen Road (II) (A)              $  2,370,000        05/05/2005        NAP
   35      MSMC             U-Haul University Avenue (II) (A)          $  2,225,000        05/01/2005        NAP
   36      MSMC             U-Haul Boulder Hwy (II) (A)                $  2,000,000        05/01/2005        NAP
   37      MSMC             U-Haul Ctr Rutledge (II) (A)               $  2,000,000        04/21/2005        NAP
   38      MSMC             U-Haul Center Hempstead (II) (A)           $  2,000,000        05/01/2005        NAP
   39      MSMC             U-Haul Ctr North Av (II) (A)               $  1,100,000        04/23/2005        NAP
   40      MSMC             U-Haul N Charleston (II) (A)               $  1,525,000        04/28/2005        NAP
   41      MSMC             U-Haul Apple Avenue (II) (A)               $  2,100,000        05/01/2005        NAP
   42      MSMC             U-Haul E Speedway (II) (A)                 $    860,000        04/20/2005        NAP
   43      MSMC             U-Haul Ctr Sooner (II) (A)                 $  1,500,000        05/01/2005        NAP
   44      MSMC             U-Haul Ctr Baytown (II) (A)                $  1,350,000        05/01/2005        NAP
   45      MSMC             U-Haul Ct Southside (II) (A)               $  1,290,000        05/01/2005        NAP
   46      MSMC             U-Haul Binghamton (II) (A)                 $  1,580,000        05/01/2005        NAP
   47      MSMC             U-Haul Ctr Columbia (II) (A)               $  1,200,000        05/01/2005        NAP
   48      MSMC             U-Haul Ct Garland (II) (A)                 $  1,130,000        05/01/2005        NAP
   49      MSMC             U-Haul Southwest (II) (A)                  $  1,140,000        05/03/2005        NAP
   50      MSMC             U-Haul Ct Lorain Rd (II) (A)               $  1,140,000        04/28/2005        NAP
   51      MSMC             U-Haul Ctr Brockton (II) (A)               $  1,100,000        05/01/2005        NAP
   52      MSMC             U-Haul N Glenstone (II) (A)                $  1,100,000        05/08/2005        NAP
   53      MSMC             U-Haul W Kellogg (II) (A)                  $  1,200,000        05/01/2005        NAP
   54      MSMC             U-Haul Baseline Rd (II) (A)                $  1,550,000        05/03/2005        NAP
   55      MSMC             U-Haul Ct Of Moscow (II) (A)               $    830,000        04/30/2005        NAP
   56      MSMC             U-Haul Center Of Greensboro (II) (A)       $    475,000        04/15/2005        NAP
   57      MSMC             U-Haul Ctr Central Philadlphia (III) (A)   $  5,925,000        05/01/2005        NAP
   58      MSMC             U-Haul Center Waverly Road (III) (A)       $  5,700,000        05/01/2005        NAP
   59      MSMC             U-Haul 26Th And Indian School (III) (A)    $  3,500,000        05/01/2005        NAP
   60      MSMC             U-Haul Center Quail Springs (III) (A)      $  4,200,000        05/01/2005        NAP
   61      MSMC             U-Haul Evanston (III) (A)                  $  3,650,000        04/27/2005        NAP
   62      MSMC             U-Haul Center La Brea (III) (A)            $  2,800,000        04/22/2005        NAP
   63      MSMC             U-Haul 34Th && Q (III) (A)                 $  1,420,000        05/01/2005        NAP
   64      MSMC             U-Haul Roxborough (III) (A)                $  1,775,000        05/01/2005        NAP
   65      MSMC             U-Haul Hammond Sq (III) (A)                $  1,800,000        04/29/2005        NAP
   66      MSMC             U-Haul Ctr Route 9 (III) (A)               $  1,800,000        04/29/2005        NAP
   67      MSMC             U-Haul Clarksville (III) (A)               $  1,600,000        04/18/2005        NAP
   68      MSMC             U-Haul Center Ft Pierce (III) (A)          $  1,500,000        05/01/2005        NAP
   69      MSMC             U-Haul Huntington (III) (A)                $  2,000,000        05/01/2005        NAP
   70      MSMC             U-Haul I-80&&Manawa (III) (A)              $  1,450,000        05/03/2005        NAP
   71      MSMC             U-Haul Ctr Gateway (III) (A)               $  1,420,000        04/20/2005        NAP
   72      MSMC             U-Haul Center Garner (III) (A)             $  1,260,000        04/16/2005        NAP
   73      MSMC             U-Haul Stuebner Air (III) (A)              $  1,240,000        05/01/2005        NAP
   74      MSMC             U-Haul Ct Alexis Rd (III) (A)              $  1,370,000        04/26/2005        NAP
   75      MSMC             U-Haul Chula Vista (III) (A)               $  1,100,000        05/01/2005        NAP

-----------------------------------------------------------------------------------------------------------------------
MORTGAGE        LEASE                                                 LEASE
LOAN NO.   EXPIRATION DATE   % NSF   SECOND LARGEST TENANT(13)   EXPIRATION DATE   % NSF     THIRD LARGEST TENANT(13)
-----------------------------------------------------------------------------------------------------------------------

    1         04/30/2015     28.3%   Loews Lincoln Center           11/30/2014     22.8%   Barnes & Noble
    2         09/30/2009     19.6%   Times Square Studios           05/10/2019     19.2%   Essence Communications, Inc.

    3            NAP           NAP   NAP                               NAP           NAP   NAP
    4            NAP           NAP   NAP                               NAP           NAP   NAP
    5            NAP           NAP   NAP                               NAP           NAP   NAP
    6            NAP           NAP   NAP                               NAP           NAP   NAP
    7            NAP           NAP   NAP                               NAP           NAP   NAP
    8            NAP           NAP   NAP                               NAP           NAP   NAP
    9            NAP           NAP   NAP                               NAP           NAP   NAP
   10            NAP           NAP   NAP                               NAP           NAP   NAP
   11            NAP           NAP   NAP                               NAP           NAP   NAP
   12            NAP           NAP   NAP                               NAP           NAP   NAP
   13            NAP           NAP   NAP                               NAP           NAP   NAP
   14            NAP           NAP   NAP                               NAP           NAP   NAP
   15            NAP           NAP   NAP                               NAP           NAP   NAP
   16            NAP           NAP   NAP                               NAP           NAP   NAP
   17            NAP           NAP   NAP                               NAP           NAP   NAP
   18            NAP           NAP   NAP                               NAP           NAP   NAP
   19            NAP           NAP   NAP                               NAP           NAP   NAP
   20            NAP           NAP   NAP                               NAP           NAP   NAP
   21            NAP           NAP   NAP                               NAP           NAP   NAP
   22            NAP           NAP   NAP                               NAP           NAP   NAP
   23            NAP           NAP   NAP                               NAP           NAP   NAP
   24            NAP           NAP   NAP                               NAP           NAP   NAP
   25            NAP           NAP   NAP                               NAP           NAP   NAP
   26            NAP           NAP   NAP                               NAP           NAP   NAP
   27            NAP           NAP   NAP                               NAP           NAP   NAP
   28            NAP           NAP   NAP                               NAP           NAP   NAP
   29            NAP           NAP   NAP                               NAP           NAP   NAP
   30            NAP           NAP   NAP                               NAP           NAP   NAP
   31            NAP           NAP   NAP                               NAP           NAP   NAP
   32            NAP           NAP   NAP                               NAP           NAP   NAP
   33            NAP           NAP   NAP                               NAP           NAP   NAP
   34            NAP           NAP   NAP                               NAP           NAP   NAP
   35            NAP           NAP   NAP                               NAP           NAP   NAP
   36            NAP           NAP   NAP                               NAP           NAP   NAP
   37            NAP           NAP   NAP                               NAP           NAP   NAP
   38            NAP           NAP   NAP                               NAP           NAP   NAP
   39            NAP           NAP   NAP                               NAP           NAP   NAP
   40            NAP           NAP   NAP                               NAP           NAP   NAP
   41            NAP           NAP   NAP                               NAP           NAP   NAP
   42            NAP           NAP   NAP                               NAP           NAP   NAP
   43            NAP           NAP   NAP                               NAP           NAP   NAP
   44            NAP           NAP   NAP                               NAP           NAP   NAP
   45            NAP           NAP   NAP                               NAP           NAP   NAP
   46            NAP           NAP   NAP                               NAP           NAP   NAP
   47            NAP           NAP   NAP                               NAP           NAP   NAP
   48            NAP           NAP   NAP                               NAP           NAP   NAP
   49            NAP           NAP   NAP                               NAP           NAP   NAP
   50            NAP           NAP   NAP                               NAP           NAP   NAP
   51            NAP           NAP   NAP                               NAP           NAP   NAP
   52            NAP           NAP   NAP                               NAP           NAP   NAP
   53            NAP           NAP   NAP                               NAP           NAP   NAP
   54            NAP           NAP   NAP                               NAP           NAP   NAP
   55            NAP           NAP   NAP                               NAP           NAP   NAP
   56            NAP           NAP   NAP                               NAP           NAP   NAP
   57            NAP           NAP   NAP                               NAP           NAP   NAP
   58            NAP           NAP   NAP                               NAP           NAP   NAP
   59            NAP           NAP   NAP                               NAP           NAP   NAP
   60            NAP           NAP   NAP                               NAP           NAP   NAP
   61            NAP           NAP   NAP                               NAP           NAP   NAP
   62            NAP           NAP   NAP                               NAP           NAP   NAP
   63            NAP           NAP   NAP                               NAP           NAP   NAP
   64            NAP           NAP   NAP                               NAP           NAP   NAP
   65            NAP           NAP   NAP                               NAP           NAP   NAP
   66            NAP           NAP   NAP                               NAP           NAP   NAP
   67            NAP           NAP   NAP                               NAP           NAP   NAP
   68            NAP           NAP   NAP                               NAP           NAP   NAP
   69            NAP           NAP   NAP                               NAP           NAP   NAP
   70            NAP           NAP   NAP                               NAP           NAP   NAP
   71            NAP           NAP   NAP                               NAP           NAP   NAP
   72            NAP           NAP   NAP                               NAP           NAP   NAP
   73            NAP           NAP   NAP                               NAP           NAP   NAP
   74            NAP           NAP   NAP                               NAP           NAP   NAP
   75            NAP           NAP   NAP                               NAP           NAP   NAP

------------------------------------------------------------------------------------------------------------------
MORTGAGE        LEASE                   INSURANCE            TAX         CAPITAL EXPENDITURE          TI/LC
LOAN NO.   EXPIRATION DATE   % NSF   ESCROW IN PLACE   ESCROW IN PLACE   ESCROW IN PLACE(14)   ESCROW IN PLACE(15)
------------------------------------------------------------------------------------------------------------------

    1         01/31/2011     11.9%          No                No                  No                    No
    2         12/31/2005     12.4%         Yes               Yes                 Yes                   Yes

    3            NAP           NAP         Yes               Yes                 Yes                    No
    4            NAP           NAP         Yes               Yes                 Yes                    No
    5            NAP           NAP         Yes               Yes                 Yes                    No
    6            NAP           NAP         Yes               Yes                 Yes                    No
    7            NAP           NAP         Yes               Yes                 Yes                    No
    8            NAP           NAP         Yes               Yes                 Yes                    No
    9            NAP           NAP         Yes               Yes                 Yes                    No
   10            NAP           NAP         Yes               Yes                 Yes                    No
   11            NAP           NAP         Yes               Yes                 Yes                    No
   12            NAP           NAP         Yes               Yes                 Yes                    No
   13            NAP           NAP         Yes               Yes                 Yes                    No
   14            NAP           NAP         Yes               Yes                 Yes                    No
   15            NAP           NAP         Yes               Yes                 Yes                    No
   16            NAP           NAP         Yes               Yes                 Yes                    No
   17            NAP           NAP         Yes               Yes                 Yes                    No
   18            NAP           NAP         Yes               Yes                 Yes                    No
   19            NAP           NAP         Yes               Yes                 Yes                    No
   20            NAP           NAP         Yes               Yes                 Yes                    No
   21            NAP           NAP         Yes               Yes                 Yes                    No
   22            NAP           NAP         Yes               Yes                 Yes                    No
   23            NAP           NAP         Yes               Yes                 Yes                    No
   24            NAP           NAP         Yes               Yes                 Yes                    No
   25            NAP           NAP          No               Yes                 Yes                    No
   26            NAP           NAP         Yes               Yes                 Yes                    No
   27            NAP           NAP         Yes               Yes                 Yes                    No
   28            NAP           NAP         Yes               Yes                 Yes                    No
   29            NAP           NAP         Yes               Yes                 Yes                    No
   30            NAP           NAP         Yes               Yes                 Yes                    No
   31            NAP           NAP         Yes               Yes                 Yes                    No
   32            NAP           NAP         Yes               Yes                 Yes                    No
   33            NAP           NAP         Yes               Yes                 Yes                    No
   34            NAP           NAP         Yes               Yes                 Yes                    No
   35            NAP           NAP         Yes               Yes                 Yes                    No
   36            NAP           NAP         Yes               Yes                 Yes                    No
   37            NAP           NAP         Yes               Yes                 Yes                    No
   38            NAP           NAP         Yes               Yes                 Yes                    No
   39            NAP           NAP         Yes               Yes                 Yes                    No
   40            NAP           NAP         Yes               Yes                 Yes                    No
   41            NAP           NAP         Yes               Yes                 Yes                    No
   42            NAP           NAP         Yes               Yes                 Yes                    No
   43            NAP           NAP         Yes               Yes                 Yes                    No
   44            NAP           NAP         Yes               Yes                 Yes                    No
   45            NAP           NAP         Yes               Yes                 Yes                    No
   46            NAP           NAP         Yes               Yes                 Yes                    No
   47            NAP           NAP         Yes               Yes                 Yes                    No
   48            NAP           NAP         Yes               Yes                 Yes                    No
   49            NAP           NAP         Yes               Yes                 Yes                    No
   50            NAP           NAP         Yes               Yes                 Yes                    No
   51            NAP           NAP         Yes               Yes                 Yes                    No
   52            NAP           NAP         Yes               Yes                 Yes                    No
   53            NAP           NAP         Yes               Yes                 Yes                    No
   54            NAP           NAP         Yes               Yes                 Yes                    No
   55            NAP           NAP         Yes               Yes                 Yes                    No
   56            NAP           NAP         Yes               Yes                 Yes                    No
   57            NAP           NAP          No               Yes                 Yes                    No
   58            NAP           NAP         Yes               Yes                 Yes                    No
   59            NAP           NAP         Yes               Yes                 Yes                    No
   60            NAP           NAP         Yes               Yes                 Yes                    No
   61            NAP           NAP         Yes               Yes                 Yes                    No
   62            NAP           NAP         Yes               Yes                 Yes                    No
   63            NAP           NAP         Yes               Yes                 Yes                    No
   64            NAP           NAP         Yes               Yes                 Yes                    No
   65            NAP           NAP         Yes               Yes                 Yes                    No
   66            NAP           NAP         Yes               Yes                 Yes                    No
   67            NAP           NAP         Yes               Yes                 Yes                    No
   68            NAP           NAP         Yes               Yes                 Yes                    No
   69            NAP           NAP         Yes               Yes                 Yes                    No
   70            NAP           NAP         Yes               Yes                 Yes                    No
   71            NAP           NAP         Yes               Yes                 Yes                    No
   72            NAP           NAP         Yes               Yes                 Yes                    No
   73            NAP           NAP         Yes               Yes                 Yes                    No
   74            NAP           NAP         Yes               Yes                 Yes                    No
   75            NAP           NAP         Yes               Yes                 Yes                    No

----------------------------------------------------------------------------------------------------------------------
MORTGAGE            OTHER                 SPRINGING          INITIAL CAPITAL EXPENDITURE   MONTHLY CAPITAL EXPENDITURE
LOAN NO.   ESCROW DESCRIPTION(16)   ESCROW DESCRIPTION(17)      ESCROW REQUIREMENT(18)        ESCROW REQUIREMENT(19)
----------------------------------------------------------------------------------------------------------------------

    1                NAP                     TI/LC                        $0                          $    0
    2                NAP                      NAP                         $0                          $8,634

    3                NAP                      NAP                         $0                          $  723
    4                NAP                      NAP                         $0                          $  505
    5                NAP                      NAP                         $0                          $  761
    6                NAP                      NAP                         $0                          $  485
    7                NAP                      NAP                         $0                          $  323
    8                NAP                      NAP                         $0                          $  553
    9                NAP                      NAP                         $0                          $  323
   10                NAP                      NAP                         $0                          $  198
   11                NAP                      NAP                         $0                          $  176
   12                NAP                      NAP                         $0                          $  313
   13                NAP                      NAP                         $0                          $  219
   14                NAP                      NAP                         $0                          $  247
   15                NAP                      NAP                         $0                          $  162
   16                NAP                      NAP                         $0                          $  233
   17                NAP                      NAP                         $0                          $  215
   18                NAP                      NAP                         $0                          $  169
   19                NAP                      NAP                         $0                          $  217
   20                NAP                      NAP                         $0                          $  166
   21                NAP                      NAP                         $0                          $  169
   22                NAP                      NAP                         $0                          $  140
   23                NAP                      NAP                         $0                          $  211
   24                NAP                      NAP                         $0                          $  123
   25                NAP                      NAP                         $0                          $  136
   26                NAP                      NAP                         $0                          $   36
   27                NAP                      NAP                         $0                          $  156
   28                NAP                      NAP                         $0                          $  209
   29                NAP                      NAP                         $0                          $   97
   30                NAP                      NAP                         $0                          $  539
   31                NAP                      NAP                         $0                          $  730
   32                NAP                      NAP                         $0                          $  963
   33                NAP                      NAP                         $0                          $  295
   34                NAP                      NAP                         $0                          $  286
   35                NAP                      NAP                         $0                          $  332
   36                NAP                      NAP                         $0                          $  519
   37                NAP                      NAP                         $0                          $  272
   38                NAP                      NAP                         $0                          $  146
   39                NAP                      NAP                         $0                          $  262
   40                NAP                      NAP                         $0                          $  188
   41                NAP                      NAP                         $0                          $  364
   42                NAP                      NAP                         $0                          $  105
   43                NAP                      NAP                         $0                          $  360
   44                NAP                      NAP                         $0                          $  290
   45                NAP                      NAP                         $0                          $  339
   46                NAP                      NAP                         $0                          $  198
   47                NAP                      NAP                         $0                          $  169
   48                NAP                      NAP                         $0                          $  198
   49                NAP                      NAP                         $0                          $  158
   50                NAP                      NAP                         $0                          $  173
   51                NAP                      NAP                         $0                          $  153
   52                NAP                      NAP                         $0                          $  188
   53                NAP                      NAP                         $0                          $  274
   54                NAP                      NAP                         $0                          $  322
   55                NAP                      NAP                         $0                          $  199
   56                NAP                      NAP                         $0                          $  119
   57                NAP                      NAP                         $0                          $  589
   58                NAP                      NAP                         $0                          $  719
   59                NAP                      NAP                         $0                          $  278
   60                NAP                      NAP                         $0                          $  614
   61                NAP                      NAP                         $0                          $  329
   62                NAP                      NAP                         $0                          $  170
   63                NAP                      NAP                         $0                          $  323
   64                NAP                      NAP                         $0                          $  105
   65                NAP                      NAP                         $0                          $  479
   66                NAP                      NAP                         $0                          $  184
   67                NAP                      NAP                         $0                          $  289
   68                NAP                      NAP                         $0                          $  165
   69                NAP                      NAP                         $0                          $  192
   70                NAP                      NAP                         $0                          $  266
   71                NAP                      NAP                         $0                          $  385
   72                NAP                      NAP                         $0                          $  365
   73                NAP                      NAP                         $0                          $  290
   74                NAP                      NAP                         $0                          $  358
   75                NAP                      NAP                         $0                          $   90

-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE   CURRENT CAPITAL EXPENDITURE        INITIAL TI/LC            MONTHLY TI/LC          CURRENT TI/LC     ENVIRONMENTAL
LOAN NO.        ESCROW BALANCE(20)       ESCROW REQUIREMENT(21)   ESCROW REQUIREMENT(22)   ESCROW BALANCE(23)     INSURANCE
-----------------------------------------------------------------------------------------------------------------------------

    1                   $0                     $        0                 $     0              $        0             No
    2                   $0                     $4,416,000                 $86,340              $4,416,000             No

    3                   $0                     $        0                 $     0              $        0             No
    4                   $0                     $        0                 $     0              $        0             No
    5                   $0                     $        0                 $     0              $        0             No
    6                   $0                     $        0                 $     0              $        0             No
    7                   $0                     $        0                 $     0              $        0             No
    8                   $0                     $        0                 $     0              $        0             No
    9                   $0                     $        0                 $     0              $        0             No
   10                   $0                     $        0                 $     0              $        0             No
   11                   $0                     $        0                 $     0              $        0             No
   12                   $0                     $        0                 $     0              $        0             No
   13                   $0                     $        0                 $     0              $        0             No
   14                   $0                     $        0                 $     0              $        0             No
   15                   $0                     $        0                 $     0              $        0             No
   16                   $0                     $        0                 $     0              $        0             No
   17                   $0                     $        0                 $     0              $        0             No
   18                   $0                     $        0                 $     0              $        0             No
   19                   $0                     $        0                 $     0              $        0             No
   20                   $0                     $        0                 $     0              $        0             No
   21                   $0                     $        0                 $     0              $        0             No
   22                   $0                     $        0                 $     0              $        0             No
   23                   $0                     $        0                 $     0              $        0             No
   24                   $0                     $        0                 $     0              $        0             No
   25                   $0                     $        0                 $     0              $        0             No
   26                   $0                     $        0                 $     0              $        0             No
   27                   $0                     $        0                 $     0              $        0             No
   28                   $0                     $        0                 $     0              $        0             No
   29                   $0                     $        0                 $     0              $        0             No
   30                   $0                     $        0                 $     0              $        0             No
   31                   $0                     $        0                 $     0              $        0             No
   32                   $0                     $        0                 $     0              $        0             No
   33                   $0                     $        0                 $     0              $        0             No
   34                   $0                     $        0                 $     0              $        0             No
   35                   $0                     $        0                 $     0              $        0             No
   36                   $0                     $        0                 $     0              $        0             No
   37                   $0                     $        0                 $     0              $        0             No
   38                   $0                     $        0                 $     0              $        0             No
   39                   $0                     $        0                 $     0              $        0             No
   40                   $0                     $        0                 $     0              $        0             No
   41                   $0                     $        0                 $     0              $        0             No
   42                   $0                     $        0                 $     0              $        0             No
   43                   $0                     $        0                 $     0              $        0             No
   44                   $0                     $        0                 $     0              $        0             No
   45                   $0                     $        0                 $     0              $        0             No
   46                   $0                     $        0                 $     0              $        0             No
   47                   $0                     $        0                 $     0              $        0             No
   48                   $0                     $        0                 $     0              $        0             No
   49                   $0                     $        0                 $     0              $        0             No
   50                   $0                     $        0                 $     0              $        0             No
   51                   $0                     $        0                 $     0              $        0             No
   52                   $0                     $        0                 $     0              $        0             No
   53                   $0                     $        0                 $     0              $        0             No
   54                   $0                     $        0                 $     0              $        0             No
   55                   $0                     $        0                 $     0              $        0             No
   56                   $0                     $        0                 $     0              $        0             No
   57                   $0                     $        0                 $     0              $        0             No
   58                   $0                     $        0                 $     0              $        0             No
   59                   $0                     $        0                 $     0              $        0             No
   60                   $0                     $        0                 $     0              $        0             No
   61                   $0                     $        0                 $     0              $        0             No
   62                   $0                     $        0                 $     0              $        0             No
   63                   $0                     $        0                 $     0              $        0             No
   64                   $0                     $        0                 $     0              $        0             No
   65                   $0                     $        0                 $     0              $        0             No
   66                   $0                     $        0                 $     0              $        0             No
   67                   $0                     $        0                 $     0              $        0             No
   68                   $0                     $        0                 $     0              $        0             No
   69                   $0                     $        0                 $     0              $        0             No
   70                   $0                     $        0                 $     0              $        0             No
   71                   $0                     $        0                 $     0              $        0             No
   72                   $0                     $        0                 $     0              $        0             No
   73                   $0                     $        0                 $     0              $        0             No
   74                   $0                     $        0                 $     0              $        0             No
   75                   $0                     $        0                 $     0              $        0             No

-------------------------------------------------------------------------------------------------------------------------
                                                    PREPAYMENT CODE(25)
MORTGAGE      INTEREST                      -----------------------------------        YM       ADMINISTRATIVE   MORTGAGE
LOAN NO.   ACCRUAL METHOD   SEASONING(24)   LO   DEF   DEF/YM1   YM1   YM  OPEN   FORMULA(26)    COST RATE(27)   LOAN NO.
-------------------------------------------------------------------------------------------------------------------------

    1        Actual/360           4         28    88                         4                           3.175       1
    2        Actual/360           3         27    88                         4                           3.175       2

    3        Actual/360           1         25    88                         7                           3.175       3
    4        Actual/360           1         25    88                         7                           3.175       4
    5        Actual/360           1         25    88                         7                           3.175       5
    6        Actual/360           1         25    88                         7                           3.175       6
    7        Actual/360           1         25    88                         7                           3.175       7
    8        Actual/360           1         25    88                         7                           3.175       8
    9        Actual/360           1         25    88                         7                           3.175       9
   10        Actual/360           1         25    88                         7                           3.175      10
   11        Actual/360           1         25    88                         7                           3.175      11
   12        Actual/360           1         25    88                         7                           3.175      12
   13        Actual/360           1         25    88                         7                           3.175      13
   14        Actual/360           1         25    88                         7                           3.175      14
   15        Actual/360           1         25    88                         7                           3.175      15
   16        Actual/360           1         25    88                         7                           3.175      16
   17        Actual/360           1         25    88                         7                           3.175      17
   18        Actual/360           1         25    88                         7                           3.175      18
   19        Actual/360           1         25    88                         7                           3.175      19
   20        Actual/360           1         25    88                         7                           3.175      20
   21        Actual/360           1         25    88                         7                           3.175      21
   22        Actual/360           1         25    88                         7                           3.175      22
   23        Actual/360           1         25    88                         7                           3.175      23
   24        Actual/360           1         25    88                         7                           3.175      24
   25        Actual/360           1         25    88                         7                           3.175      25
   26        Actual/360           1         25    88                         7                           3.175      26
   27        Actual/360           1         25    88                         7                           3.175      27
   28        Actual/360           1         25    88                         7                           3.175      28
   29        Actual/360           1         25    88                         7                           3.175      29
   30        Actual/360           1         25    88                         7                           3.175      30
   31        Actual/360           1         25    88                         7                           3.175      31
   32        Actual/360           1         25    88                         7                           3.175      32
   33        Actual/360           1         25    88                         7                           3.175      33
   34        Actual/360           1         25    88                         7                           3.175      34
   35        Actual/360           1         25    88                         7                           3.175      35
   36        Actual/360           1         25    88                         7                           3.175      36
   37        Actual/360           1         25    88                         7                           3.175      37
   38        Actual/360           1         25    88                         7                           3.175      38
   39        Actual/360           1         25    88                         7                           3.175      39
   40        Actual/360           1         25    88                         7                           3.175      40
   41        Actual/360           1         25    88                         7                           3.175      41
   42        Actual/360           1         25    88                         7                           3.175      42
   43        Actual/360           1         25    88                         7                           3.175      43
   44        Actual/360           1         25    88                         7                           3.175      44
   45        Actual/360           1         25    88                         7                           3.175      45
   46        Actual/360           1         25    88                         7                           3.175      46
   47        Actual/360           1         25    88                         7                           3.175      47
   48        Actual/360           1         25    88                         7                           3.175      48
   49        Actual/360           1         25    88                         7                           3.175      49
   50        Actual/360           1         25    88                         7                           3.175      50
   51        Actual/360           1         25    88                         7                           3.175      51
   52        Actual/360           1         25    88                         7                           3.175      52
   53        Actual/360           1         25    88                         7                           3.175      53
   54        Actual/360           1         25    88                         7                           3.175      54
   55        Actual/360           1         25    88                         7                           3.175      55
   56        Actual/360           1         25    88                         7                           3.175      56
   57        Actual/360           1         25    88                         7                           3.175      57
   58        Actual/360           1         25    88                         7                           3.175      58
   59        Actual/360           1         25    88                         7                           3.175      59
   60        Actual/360           1         25    88                         7                           3.175      60
   61        Actual/360           1         25    88                         7                           3.175      61
   62        Actual/360           1         25    88                         7                           3.175      62
   63        Actual/360           1         25    88                         7                           3.175      63
   64        Actual/360           1         25    88                         7                           3.175      64
   65        Actual/360           1         25    88                         7                           3.175      65
   66        Actual/360           1         25    88                         7                           3.175      66
   67        Actual/360           1         25    88                         7                           3.175      67
   68        Actual/360           1         25    88                         7                           3.175      68
   69        Actual/360           1         25    88                         7                           3.175      69
   70        Actual/360           1         25    88                         7                           3.175      70
   71        Actual/360           1         25    88                         7                           3.175      71
   72        Actual/360           1         25    88                         7                           3.175      72
   73        Actual/360           1         25    88                         7                           3.175      73
   74        Actual/360           1         25    88                         7                           3.175      74
   75        Actual/360           1         25    88                         7                           3.175      75


APPENDIX II

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE    CMSA        CMSA         MORTGAGE      LOAN
LOAN NO.  LOAN NO.  PROPERTY NO.  LOAN SELLER(1)  GROUP  PROPERTY NAME(2)                          STREET ADDRESS
--------------------------------------------------------------------------------------------------------------------------------

    76                  5-020          MSMC         1    U-Haul Glens Falls (III) (A)              112 Main St
    77                  5-021          MSMC         1    U-Haul Ct State St (III) (A)              2020 W State St
    78                  5-022          MSMC         1    U-Haul Ctr Of Pearl (III) (A)             2203 Hwy 80 East
    79                  5-023          MSMC         1    U-Haul Wade Hampton (III) (A)             529 Wade Hampton Bvd
    80                  5-024          MSMC         1    U-Haul Jefferson Davis Highway (III) (A)  5210 Jefferson Davis
    81                  5-025          MSMC         1    U-Haul National Rd (III) (A)              5900 National Rd
    82                  5-026          MSMC         1    U-Haul New Britain (III) (A)              900 West Main St
    83                  5-027          MSMC         1    U-Haul Ct Groes Ten (III) (A)             24875 Groesbeck Hwy
    84        6         6-001          MSMC         1    U-Haul Ctr Of Moreno Valley (IV) (A)      23730 Sunnymead Blvd
    85                  6-002          MSMC         1    U-Haul Ctr Hamden (IV) (A)                1685 Dixwell Ave
    86                  6-003          MSMC         1    U-Haul Of Gardena (IV) (A)                14206 S Van Ness Ave
    87                  6-004          MSMC         1    U-Haul Ctr Edgewood (IV) (A)              1651 Edgewood Ave
    88                  6-005          MSMC         1    U-Haul Norristown (IV) (A)                1305 West Main Street
    89                  6-006          MSMC         1    U-Haul Leominster (IV) (A)                207 Central Street St. Rt. 12
    90                  6-007          MSMC         1    U-Haul Center Midtown (IV) (A)            740 Erie Blvd East
    91                  6-008          MSMC         1    U-Haul Chinden Blvd (IV) (A)              8151 West Chinden Blvd
    92                  6-009          MSMC         1    U-Haul 24Th & Mcdowel (IV) (A)            2345 E Mcdowell Road
    93                  6-010          MSMC         1    U-Haul Ctr Of Janaf (IV) (A)              5609 Raby Road
    94                  6-011          MSMC         1    U-Haul Ctr Central (IV) (A)               6401 Central Ne
    95                  6-012          MSMC         1    U-Haul Appleton (IV) (A)                  7677 W Appleton Avenue
    96                  6-013          MSMC         1    U-Haul East Side (IV) (A)                 5010 Buffalo Rd
    97                  6-014          MSMC         1    U-Haul Canyon&&Wester (IV) (A)            5316 Canyon Dr
    98                  6-015          MSMC         1    U-Haul Hillwood Pla (IV) (A)              3741 Annex Avenue
    99                  6-016          MSMC         1    U-Haul Burlingame (IV) (A)                2720 Burlingame Sw
   100                  6-017          MSMC         1    U-Haul Center Capital Blvd (IV) (A)       3001 Capital Blvd
   101                  6-018          MSMC         1    U-Haul Ct Red Bluff (IV) (A)              3536 Red Bluff Road
   102                  6-019          MSMC         1    U-Haul Center Riverside (IV) (A)          Riverside St @ Us 41
   103                  6-020          MSMC         1    U-Haul Broadway Ave (IV) (A)              160 Broadway Ave
   104                  6-021          MSMC         1    U-Haul Center Duluth (IV) (A)             4723 Miller Trunk Hy
   105                  6-022          MSMC         1    U-Haul Center Of West Babylon (IV) (A)    451 Sunrise Highway
   106                  6-023          MSMC         1    U-Haul Center Main Street (IV) (A)        1206 North Main Street
   107                  6-024          MSMC         1    U-Haul Southside (IV) (A)                 3101 Sw 29Th
   108                  6-025          MSMC         1    U-Haul Montgomery H (IV) (A)              1402 Montgomery Hwy
   109                  6-026          MSMC         1    U-Haul Center Pass Road (IV) (A)          1132 Pass Road
   110                  6-027          MSMC         1    U-Haul Spartanburg (IV) (A)               345 Whitney Road
   111        7         7-001          MSMC         1    Woodlake U-Haul Center (V) (A)            6745 Fm 78
   112                  7-002          MSMC         1    U-Haul Center Kingwood (V) (A)            22250 Highway 59
   113                  7-003          MSMC         1    U-Haul Center Of Ashley Road (V) (A)      1530 Ashley Rd
   114                  7-004          MSMC         1    U-Haul White Plains (V) (A)               1 Virginia Road
   115                  7-005          MSMC         1    U-Haul Ct Chelteham (V) (A)               7400 Ogontz Ave
   116                  7-006          MSMC         1    U-Haul Portsmouth (V) (A)                 400 Us Hwy 1 Byp
   117                  7-007          MSMC         1    U-Haul Ct Of Mather (V) (A)               10161 Mills Station
   118                  7-008          MSMC         1    U-Haul Wyoming Valley (V) (A)             231 Mundy Street
   119                  7-009          MSMC         1    U-Haul Tara Blvd (V) (A)                  7308 Tara Blvd
   120                  7-010          MSMC         1    U-Haul Center Midtown (V) (A)             75 Division Street
   121                  7-011          MSMC         1    U-Haul Midway Rental (V) (A)              41215 N Ridge Rd
   122                  7-012          MSMC         1    U-Haul New Utrecht (V) (A)                6615 New Utrecht Ave
   123                  7-013          MSMC         1    U-Haul Ctr 5Th Ave (V) (A)                1314 E 5Th Ave
   124                  7-014          MSMC         1    U-Haul Idaho Falls (V) (A)                1091 Northgate
   125                  7-015          MSMC         1    U-Haul Ctr Midway (V) (A)                 15182 Beach Blvd
   126                  7-016          MSMC         1    U-Haul Mcloughlin (V) (A)                 14310 Se Mcloughlin Blv
   127                  7-017          MSMC         1    U-Haul 7 Mi Van Dyk (V) (A)               8055 E 7 Mile Rd
   128                  7-018          MSMC         1    U-Haul Bowling Green (V) (A)              1817 Campbell Ln
   129                  7-019          MSMC         1    U-Haul Center Southeast (V) (A)           7107 Hawn Freeway
   130                  7-020          MSMC         1    U-Haul Fall River (V) (A)                 1030 Pleasant Street
   131                  7-021          MSMC         1    U-Haul Ct Mile High (V) (A)               2000 West Colfax
   132                  7-022          MSMC         1    U-Haul Center Calumet (V) (A)             822 - 165Th Street
   133                  7-023          MSMC         1    U-Haul Center Bremerton (V) (A)           2804 Kitsap Way
   134                  7-024          MSMC         1    U-Haul Ct N Watkins (V) (A)               2722 N Watkins
   135                  7-025          MSMC         1    U-Haul Cape Girard (V) (A)                740 South Kings Highway
   136                  7-026          MSMC         1    U-Haul Ctr Ft Smith (V) (A)               2205 Towson Ave
   137        8         8-001          MSMC         1    U-Haul Grand Concourse (VI) (A)           383 Grand Concourse
   138                  8-002          MSMC         1    U-Haul Center Lafayette (VI) (A)          3700 Ambassador Caffrey
   139                  8-003          MSMC         1    U-Haul Capitol Ave (VI) (A)               755 Capitol Ave
   140                  8-004          MSMC         1    U-Haul South Centra (VI) (A)              11020 S Vermont Ave
   141                  8-005          MSMC         1    U-Haul Center Eastside (VI) (A)           22 Atlas Court
   142                  8-006          MSMC         1    U-Haul Castleton (VI) (A)                 7027 E 86Th St
   143                  8-007          MSMC         1    U-Haul Overbrook (VI) (A)                 6141 Lancaster Ave
   144                  8-008          MSMC         1    U-Haul Ct Broad St (VI) (A)               1589 Broad Street
   145                  8-009          MSMC         1    U-Haul Ctr Barstow (VI) (A)               800 E Main St
   146                  8-010          MSMC         1    U-Haul Center Seven Hill (VI) (A)         1760 Park Ave
   147                  8-011          MSMC         1    U-Haul South Shore (VI) (A)               1650 E 71St Street
   148                  8-012          MSMC         1    U-Haul Ctr Colonie (VI) (A)               2043-45 Central Ave
   149                  8-013          MSMC         1    U-Haul Ctr Madison (VI) (A)               121 Moving Center Ct
   150                  8-014          MSMC         1    U-Haul W Columbia (VI) (A)                400 Orchard Rd

--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.  CITY                STATE  ZIP CODE  PROPERTY TYPE  PROPERTY SUB-TYPE  UNITS/SF(3)   YEAR BUILT         YEAR RENOVATED
--------------------------------------------------------------------------------------------------------------------------------

    76    Queensbury          NY       12801   Self Storage   Self Storage          16,150          1991                NAP
    77    Milwaukee           WI       53233   Self Storage   Self Storage          10,036          1967                1980
    78    Pearl               MS       39208   Self Storage   Self Storage          13,600          1980                NAP
    79    Greenville          SC       29609   Self Storage   Self Storage          19,262          1989                NAP
    80    Richmond            VA       23234   Self Storage   Self Storage          12,200          1965                NAP
    81    Richmond            IN       47374   Self Storage   Self Storage          14,630          1970                NAP
    82    New Britain         CT       06053   Self Storage   Self Storage           6,072          1947                NAP
    83    Warren              MI       48089   Self Storage   Self Storage           6,802          1962                NAP
    84    Moreno Valley       CA       92553   Self Storage   Self Storage          39,942          2000                NAP
    85    Hamden              CT       06514   Self Storage   Self Storage          32,926          1940                NAP
    86    Gardena             CA       90249   Self Storage   Self Storage          23,148          1958                NAP
    87    Jacksonville        FL       32208   Self Storage   Self Storage          25,670       1974 / 1994            NAP
    88    Norristown          PA       19401   Self Storage   Self Storage          16,368          1960            1980 / 1983
    89    Leominster          MA       01453   Self Storage   Self Storage          22,208       1950 / 1977            NAP
    90    Syracuse            NY       13210   Self Storage   Self Storage          24,189          1960                NAP
    91    Boise               ID       83704   Self Storage   Self Storage          20,150          1980                NAP
    92    Phoenix             AZ       85006   Self Storage   Self Storage          23,258          1985                1985
    93    Norfolk             VA       23502   Self Storage   Self Storage          17,325          1975                NAP
    94    Albuquerque         NM       87108   Self Storage   Self Storage          16,550          1975                NAP
    95    Milwaukee           WI       53222   Self Storage   Self Storage          15,615          1963                NAP
    96    Erie                PA       16510   Self Storage   Self Storage          24,808          1978                NAP
    97    Amarillo            TX       79109   Self Storage   Self Storage          28,160          1978                NAP
    98    Nashville           TN       37209   Self Storage   Self Storage          19,325          1977                NAP
    99    Wyoming             MI       49509   Self Storage   Self Storage          10,240          1975                NAP
   100    Raleigh             NC       27604   Self Storage   Self Storage          19,450          1991                NAP
   101    Pasadena            TX       77503   Self Storage   Self Storage          32,200          1979                NAP
   102    Evansville          IN       47714   Self Storage   Self Storage          19,975          1980                NAP
   103    Bedford             OH       44148   Self Storage   Self Storage           7,687          1954                NAP
   104    Hermantown          MN       55811   Self Storage   Self Storage           9,178       1980 / 1984            NAP
   105    Babylon             NY       11704   Self Storage   Self Storage           5,719       1979 / 1992            NAP
   106    Bloomington         IL       61701   Self Storage   Self Storage           6,512          1945                NAP
   107    Oklahoma City       OK       73119   Self Storage   Self Storage          15,390          1978                NAP
   108    Dothan              AL       36303   Self Storage   Self Storage          10,088          1945                NAP
   109    Gulfport            MS       39501   Self Storage   Self Storage           9,771          1968                NAP
   110    Spartanburg         SC       29303   Self Storage   Self Storage          12,514          1966                NAP
   111    San Antonio         TX       78244   Self Storage   Self Storage          50,725          1999                NAP
   112    Kingwood            TX       77339   Self Storage   Self Storage          34,600          1982                NAP
   113    Charlotte           NC       28208   Self Storage   Self Storage          61,269          1968                NAP
   114    White Plains        NY       10603   Self Storage   Self Storage          13,936          1963                NAP
   115    Philadelphia North  PA       19138   Self Storage   Self Storage          14,597          1972                NAP
   116    Portsmouth          NH       03801   Self Storage   Self Storage          15,995       1960 / 1990            NAP
   117    Sacramento          CA       95827   Self Storage   Self Storage          18,475          1980                NAP
   118    Wilkes-Barre        PA       18702   Self Storage   Self Storage          24,512          1984                NAP
   119    Jonesboro           GA       30236   Self Storage   Self Storage          23,867          1974                NAP
   120    Danbury             CT       06810   Self Storage   Self Storage          18,778          1958                NAP
   121    Elyria              OH       44035   Self Storage   Self Storage          27,204       1970 - 1993            NAP
   122    Brooklyn            NY       11219   Self Storage   Self Storage           9,254          1931                NAP
   123    Columbus            OH       43219   Self Storage   Self Storage          44,213       1975 / 2003            NAP
   124    Idaho Falls         ID       83401   Self Storage   Self Storage          29,073          1981                NAP
   125    Westminster         CA       92683   Self Storage   Self Storage          14,206          1983                NAP
   126    Milwaukie           OR       97267   Self Storage   Self Storage          17,770          1979                NAP
   127    Detroit             MI       48234   Self Storage   Self Storage          13,178          1969                NAP
   128    Bowling Green       KY       42104   Self Storage   Self Storage          19,400          1974                NAP
   129    Dallas              TX       75217   Self Storage   Self Storage          17,053          1979                NAP
   130    Fall River          MA       02723   Self Storage   Self Storage           9,964          1940                NAP
   131    Denver              CO       80204   Self Storage   Self Storage          15,521          1928                NAP
   132    Hammond             IN       46324   Self Storage   Self Storage          10,336          1938                NAP
   133    Bremerton           WA       98310   Self Storage   Self Storage           7,488          1981                NAP
   134    Memphis             TN       38127   Self Storage   Self Storage          13,088       1972 / 1979            NAP
   135    Cape Girardeau      MO       63701   Self Storage   Self Storage           9,350       1978 / 1984            NAP
   136    Fort Smith          AR       72901   Self Storage   Self Storage          10,154          1980                NAP
   137    Bronx               NY       10451   Self Storage   Self Storage          28,168          1928                NAP
   138    Lafayette           LA       70503   Self Storage   Self Storage          54,875          1996                NAP
   139    Hartford            CT       06106   Self Storage   Self Storage          30,677          1990                NAP
   140    Los Angeles         CA       90044   Self Storage   Self Storage          18,428          1965                NAP
   141    Madison             WI       53714   Self Storage   Self Storage          30,508    1975 / 1987 / 2002        NAP
   142    Indianapolis        IN       46250   Self Storage   Self Storage          38,300          1991                NAP
   143    Philadelphia        PA       19151   Self Storage   Self Storage          14,962       1980 - 1996            NAP
   144    Augusta             GA       30909   Self Storage   Self Storage          37,472          1989                NAP
   145    Barstow             CA       92311   Self Storage   Self Storage          15,524          1967                NAP
   146    Lynchburg           VA       24501   Self Storage   Self Storage          34,028       1760 / 2002            NAP
   147    Chicago South       IL       60649   Self Storage   Self Storage          13,333          1954                NAP
   148    Albany              NY       12205   Self Storage   Self Storage          19,750          1993                NAP
   149    Madison             TN       37115   Self Storage   Self Storage          20,825       1978 - 2000            NAP
   150    West Columbia       SC       77014   Self Storage   Self Storage          26,750          1990                NAP

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE   PERCENT   PERCENT LEASED                                      RELATED      ORIGINAL   CUT-OFF DATE  CUT-OFF DATE BALANCE
LOAN NO.  LEASED(4)   AS OF DATE(4)  SECURITY TYPE(5)  LIEN POSITION  BORROWER LIST    BALANCE    BALANCE(6)     PER UNIT OR SF(7)
-----------------------------------------------------------------------------------------------------------------------------------

    76      84.8%      03/31/2005           Fee            First           NAP       $  636,918   $  636,027                    $70
    77      95.6%      03/31/2005           Fee            First           NAP       $  628,590   $  627,710                    $70
    78      84.5%      03/31/2005           Fee            First           NAP       $  561,772   $  560,986                    $70
    79      69.6%      03/31/2005           Fee            First           NAP       $  528,643   $  527,904                    $70
    80      78.5%      03/31/2005           Fee            First           NAP       $  480,066   $  479,395                    $70
    81      81.1%      03/31/2005           Fee            First           NAP       $  373,501   $  372,978                    $70
    82      91.8%      03/31/2005           Fee            First           NAP       $  370,039   $  369,521                    $70
    83      77.0%      03/31/2005           Fee            First           NAP       $  244,710   $  244,368                    $70
    84      91.3%      03/31/2005           Fee            First           NAP       $3,614,756   $3,609,697                    $70
    85      85.9%      03/31/2005           Fee            First           NAP       $2,990,324   $2,986,139                    $70
    86      97.2%      03/31/2005           Fee            First           NAP       $2,521,418   $2,517,890                    $70
    87      93.9%      03/31/2005           Fee            First           NAP       $1,710,999   $1,708,605                    $70
    88      85.6%      03/31/2005           Fee            First           NAP       $1,687,184   $1,684,823                    $70
    89      66.3%      03/31/2005           Fee            First           NAP       $1,394,705   $1,392,753                    $70
    90      81.6%      03/31/2005           Fee            First           NAP       $1,391,649   $1,389,702                    $70
    91      90.8%      03/31/2005           Fee            First           NAP       $1,303,508   $1,301,683                    $70
    92      90.1%      03/31/2005           Fee            First           NAP       $1,238,908   $1,237,174                    $70
    93      94.0%      03/31/2005           Fee            First           NAP       $1,188,777   $1,187,113                    $70
    94      94.2%      03/31/2005           Fee            First           NAP       $1,063,737   $1,062,249                    $70
    95      93.6%      03/31/2005           Fee            First           NAP       $1,028,516   $1,027,077                    $70
    96      88.5%      03/31/2005           Fee            First           NAP       $1,028,220   $1,026,781                    $70
    97      83.3%      03/31/2005           Fee            First           NAP       $1,006,473   $1,005,064                    $70
    98      79.6%      03/31/2005           Fee            First           NAP       $  914,771   $  913,491                    $70
    99      57.4%      03/31/2005           Fee            First           NAP       $  909,820   $  908,546                    $70
   100      75.0%      03/31/2005           Fee            First           NAP       $  889,610   $  888,365                    $70
   101      75.5%      03/31/2005           Fee            First           NAP       $  885,661   $  884,421                    $70
   102      78.0%      03/31/2005           Fee            First           NAP       $  779,352   $  778,261                    $70
   103      86.4%      03/31/2005           Fee            First           NAP       $  700,556   $  699,576                    $70
   104      92.4%      03/31/2005           Fee            First           NAP       $  683,639   $  682,682                    $70
   105      95.6%      03/31/2005           Fee            First           NAP       $  550,821   $  550,050                    $70
   106      81.6%      03/31/2005           Fee            First           NAP       $  508,375   $  507,663                    $70
   107      85.9%      03/31/2005           Fee            First           NAP       $  424,800   $  424,206                    $70
   108      85.1%      03/31/2005           Fee            First           NAP       $  369,407   $  368,890                    $70
   109      90.5%      03/31/2005           Fee            First           NAP       $  335,823   $  335,353                    $70
   110      67.5%      03/31/2005           Fee            First           NAP       $  113,188   $  113,029                    $70
   111      78.3%      03/31/2005           Fee            First           NAP       $2,521,788   $2,518,259                    $70
   112      80.2%      03/31/2005           Fee            First           NAP       $2,483,514   $2,480,039                    $70
   113      61.6%      03/31/2005           Fee            First           NAP       $2,350,914   $2,347,624                    $70
   114      82.6%      03/31/2005           Fee            First           NAP       $2,081,719   $2,078,806                    $70
   115      94.1%      03/31/2005           Fee            First           NAP       $1,814,241   $1,811,702                    $70
   116      92.7%      03/31/2005           Fee            First           NAP       $1,660,786   $1,658,461                    $70
   117      90.6%      03/31/2005           Fee            First           NAP       $1,619,705   $1,617,438                    $70
   118      95.2%      03/31/2005           Fee            First           NAP       $1,586,919   $1,584,698                    $70
   119      80.0%      03/31/2005           Fee            First           NAP       $1,530,659   $1,528,517                    $70
   120      73.2%      03/31/2005           Fee            First           NAP       $1,402,781   $1,400,818                    $70
   121      83.2%      03/31/2005           Fee            First           NAP       $1,356,167   $1,354,269                    $70
   122      86.5%      03/31/2005           Fee            First           NAP       $1,255,722   $1,253,965                    $70
   123      51.1%      03/31/2005           Fee            First           NAP       $1,068,936   $1,067,440                    $70
   124      85.5%      03/31/2005           Fee            First           NAP       $1,067,520   $1,066,026                    $70
   125      85.4%      03/31/2005           Fee            First           NAP       $1,032,031   $1,030,587                    $70
   126      93.4%      03/31/2005           Fee            First           NAP       $  843,233   $  842,053                    $70
   127      78.8%      03/31/2005           Fee            First           NAP       $  782,186   $  781,091                    $70
   128      85.5%      03/31/2005           Fee            First           NAP       $  671,702   $  670,762                    $70
   129      81.7%      03/31/2005           Fee            First           NAP       $  667,581   $  666,647                    $70
   130      78.4%      03/31/2005           Fee            First           NAP       $  650,753   $  649,842                    $70
   131      78.1%      03/31/2005           Fee            First           NAP       $  628,466   $  627,587                    $70
   132      98.1%      03/31/2005           Fee            First           NAP       $  521,259   $  520,530                    $70
   133      91.5%      03/31/2005           Fee            First           NAP       $  429,570   $  428,968                    $70
   134      84.8%      03/31/2005           Fee            First           NAP       $  366,693   $  366,179                    $70
   135      94.0%      03/31/2005           Fee            First           NAP       $  345,117   $  344,634                    $70
   136      72.7%      03/31/2005           Fee            First           NAP       $  320,051   $  319,603                    $70
   137      79.5%      03/31/2005           Fee            First           NAP       $3,667,002   $3,661,870                    $70
   138      63.5%      03/31/2005           Fee            First           NAP       $2,225,157   $2,222,043                    $70
   139      73.9%      03/31/2005           Fee            First           NAP       $1,910,827   $1,908,153                    $70
   140      97.6%      03/31/2005           Fee            First           NAP       $1,760,217   $1,757,754                    $70
   141      80.3%      03/31/2005           Fee            First           NAP       $1,567,668   $1,565,474                    $70
   142      92.1%      03/31/2005           Fee            First           NAP       $1,504,644   $1,502,539                    $70
   143      87.0%      03/31/2005           Fee            First           NAP       $1,266,702   $1,264,929                    $70
   144      76.3%      03/31/2005           Fee            First           NAP       $1,255,689   $1,253,931                    $70
   145      97.0%      03/31/2005           Fee            First           NAP       $1,151,682   $1,150,070                    $70
   146      65.2%      03/31/2005           Fee            First           NAP       $1,144,522   $1,142,921                    $70
   147      98.3%      03/31/2005           Fee            First           NAP       $1,075,878   $1,074,372                    $70
   148      95.0%      03/31/2005           Fee            First           NAP       $1,028,656   $1,027,216                    $70
   149      79.4%      03/31/2005           Fee            First           NAP       $1,009,187   $1,007,774                    $70
   150      74.6%      03/31/2005           Fee            First           NAP       $  979,063   $  977,693                    $70

--------------------------------------------------------------------------------------------------------------------------
MORTGAGE              FIRST PAYMENT  FIRST PAYMENT                   GRACE               LOCKBOX           LOCKBOX
LOAN NO.   NOTE DATE    DATE (P&I)     DATE (IO)    MATURITY DATE  PERIOD(8)  ARD LOAN    STATUS             TYPE
--------------------------------------------------------------------------------------------------------------------------

    76    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    77    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    78    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    79    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    80    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    81    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    82    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    83    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    84    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    85    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    86    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    87    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    88    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    89    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    90    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    91    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    92    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    93    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    94    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    95    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    96    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    97    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    98    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
    99    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   100    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   101    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   102    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   103    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   104    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   105    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   106    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   107    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   108    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   109    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   110    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   111    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   112    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   113    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   114    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   115    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   116    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   117    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   118    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   119    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   120    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   121    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   122    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   123    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   124    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   125    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   126    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   127    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   128    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   129    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   130    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   131    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   132    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   133    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   134    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   135    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   136    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   137    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   138    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   139    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   140    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   141    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   142    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   143    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   144    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   145    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   146    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   147    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   148    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   149    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard
   150    06/08/2005    08/01/2005        NAP         07/01/2015       5         No     In-Place   Soft, Springing to Hard

------------------------------------------------------------------------------------------------------------------------------
MORTGAGE  ORIGINAL TERM  REMAINING TERM     ORIGINAL      REMAINING   MORTGAGE       MONTHLY          MONTHLY    UNDERWRITABLE
LOAN NO.   TO MATURITY     TO MATURITY   AMORT. TERM(9)  AMORT. TERM    RATE    PAYMENT (P&I)(10)  Payment (IO)            NOI
------------------------------------------------------------------------------------------------------------------------------

    76         120             119             300           299       5.520%             $ 3,919           NAP     $ 68,175
    77         120             119             300           299       5.520%             $ 3,868           NAP     $ 66,693
    78         120             119             300           299       5.520%             $ 3,456           NAP     $ 62,625
    79         120             119             300           299       5.520%             $ 3,253           NAP     $ 57,171
    80         120             119             300           299       5.520%             $ 2,954           NAP     $ 64,476
    81         120             119             300           299       5.520%             $ 2,298           NAP     $ 40,495
    82         120             119             300           299       5.520%             $ 2,277           NAP     $ 40,959
    83         120             119             300           299       5.520%             $ 1,506           NAP     $ 25,210
    84         120             119             300           299       5.520%             $22,241           NAP     $447,457
    85         120             119             300           299       5.520%             $18,399           NAP     $373,034
    86         120             119             300           299       5.520%             $15,514           NAP     $380,375
    87         120             119             300           299       5.520%             $10,527           NAP     $228,014
    88         120             119             300           299       5.520%             $10,381           NAP     $193,285
    89         120             119             300           299       5.520%             $ 8,581           NAP     $173,315
    90         120             119             300           299       5.520%             $ 8,563           NAP     $160,497
    91         120             119             300           299       5.520%             $ 8,020           NAP     $209,308
    92         120             119             300           299       5.520%             $ 7,623           NAP     $193,857
    93         120             119             300           299       5.520%             $ 7,314           NAP     $180,619
    94         120             119             300           299       5.520%             $ 6,545           NAP     $122,486
    95         120             119             300           299       5.520%             $ 6,328           NAP     $118,391
    96         120             119             300           299       5.520%             $ 6,326           NAP     $133,293
    97         120             119             300           299       5.520%             $ 6,193           NAP     $140,002
    98         120             119             300           299       5.520%             $ 5,628           NAP     $101,686
    99         120             119             300           299       5.520%             $ 5,598           NAP     $ 91,969
   100         120             119             300           299       5.520%             $ 5,474           NAP     $187,880
   101         120             119             300           299       5.520%             $ 5,449           NAP     $ 91,970
   102         120             119             300           299       5.520%             $ 4,795           NAP     $ 79,901
   103         120             119             300           299       5.520%             $ 4,310           NAP     $ 73,979
   104         120             119             300           299       5.520%             $ 4,206           NAP     $ 81,679
   105         120             119             300           299       5.520%             $ 3,389           NAP     $ 58,134
   106         120             119             300           299       5.520%             $ 3,128           NAP     $ 60,710
   107         120             119             300           299       5.520%             $ 2,614           NAP     $ 71,024
   108         120             119             300           299       5.520%             $ 2,273           NAP     $ 51,362
   109         120             119             300           299       5.520%             $ 2,066           NAP     $ 46,753
   110         120             119             300           299       5.520%             $   696           NAP     $ 12,566
   111         120             119             300           299       5.520%             $15,516           NAP     $325,903
   112         120             119             300           299       5.520%             $15,281           NAP     $262,996
   113         120             119             300           299       5.520%             $14,465           NAP     $251,810
   114         120             119             300           299       5.520%             $12,808           NAP     $209,482
   115         120             119             300           299       5.520%             $11,163           NAP     $224,027
   116         120             119             300           299       5.520%             $10,219           NAP     $220,433
   117         120             119             300           299       5.520%             $ 9,966           NAP     $193,366
   118         120             119             300           299       5.520%             $ 9,764           NAP     $240,393
   119         120             119             300           299       5.520%             $ 9,418           NAP     $176,255
   120         120             119             300           299       5.520%             $ 8,631           NAP     $179,245
   121         120             119             300           299       5.520%             $ 8,344           NAP     $164,917
   122         120             119             300           299       5.520%             $ 7,726           NAP     $132,153
   123         120             119             300           299       5.520%             $ 6,577           NAP     $184,077
   124         120             119             300           299       5.520%             $ 6,568           NAP     $124,042
   125         120             119             300           299       5.520%             $ 6,350           NAP     $160,852
   126         120             119             300           299       5.520%             $ 5,188           NAP     $147,368
   127         120             119             300           299       5.520%             $ 4,813           NAP     $139,922
   128         120             119             300           299       5.520%             $ 4,133           NAP     $ 85,138
   129         120             119             300           299       5.520%             $ 4,108           NAP     $ 86,636
   130         120             119             300           299       5.520%             $ 4,004           NAP     $ 66,045
   131         120             119             300           299       5.520%             $ 3,867           NAP     $ 66,199
   132         120             119             300           299       5.520%             $ 3,207           NAP     $ 86,296
   133         120             119             300           299       5.520%             $ 2,643           NAP     $ 67,110
   134         120             119             300           299       5.520%             $ 2,256           NAP     $ 37,963
   135         120             119             300           299       5.520%             $ 2,123           NAP     $ 47,977
   136         120             119             300           299       5.520%             $ 1,969           NAP     $ 33,013
   137         120             119             300           299       5.520%             $22,562           NAP     $436,015
   138         120             119             300           299       5.520%             $13,691           NAP     $278,465
   139         120             119             300           299       5.520%             $11,757           NAP     $238,400
   140         120             119             300           299       5.520%             $10,830           NAP     $258,388
   141         120             119             300           299       5.520%             $ 9,646           NAP     $188,246
   142         120             119             300           299       5.520%             $ 9,258           NAP     $263,619
   143         120             119             300           299       5.520%             $ 7,794           NAP     $145,382
   144         120             119             300           299       5.520%             $ 7,726           NAP     $180,614
   145         120             119             300           299       5.520%             $ 7,086           NAP     $132,410
   146         120             119             300           299       5.520%             $ 7,042           NAP     $123,009
   147         120             119             300           299       5.520%             $ 6,620           NAP     $138,214
   148         120             119             300           299       5.520%             $ 6,329           NAP     $184,254
   149         120             119             300           299       5.520%             $ 6,209           NAP     $213,009
   150         120             119             300           299       5.520%             $ 6,024           NAP     $145,027

----------------------------------------------------------------------------------------
MORTGAGE  UNDERWRITABLE     NOI       NCF    CUT-OFF DATE  BALLOON  BALLOON     MORTGAGE
LOAN NO.    CASH FLOW    DSCR(11)  DSCR(11)       LTV        LTV    BALANCE     LOAN NO.
----------------------------------------------------------------------------------------

    76         $ 66,560    1.44      1.42        74.0%      56.6%   $  486,849      76
    77         $ 65,690    1.44      1.42        74.0%      56.6%   $  480,484      77
    78         $ 61,260    1.44      1.42        74.0%      56.6%   $  429,409      78
    79         $ 55,245    1.44      1.42        74.0%      56.6%   $  404,086      79
    80         $ 63,256    1.44      1.42        74.0%      56.6%   $  366,955      80
    81         $ 39,032    1.44      1.42        74.0%      56.6%   $  285,498      81
    82         $ 40,352    1.44      1.42        74.0%      56.6%   $  282,851      82
    83         $ 24,530    1.44      1.42        74.0%      56.6%   $  187,053      83
    84         $443,450    1.44      1.42        74.0%      56.6%   $2,763,059      84
    85         $369,741    1.44      1.42        74.0%      56.6%   $2,285,754      85
    86         $378,060    1.44      1.42        74.0%      56.6%   $1,927,330      86
    87         $225,450    1.44      1.42        74.0%      56.6%   $1,307,859      87
    88         $191,648    1.44      1.42        74.0%      56.6%   $1,289,655      88
    89         $171,099    1.44      1.42        74.0%      56.6%   $1,066,089      89
    90         $158,078    1.44      1.42        74.0%      56.6%   $1,063,753      90
    91         $207,293    1.44      1.42        74.0%      56.6%   $  996,379      91
    92         $191,391    1.44      1.42        74.0%      56.6%   $  947,001      92
    93         $178,886    1.44      1.42        74.0%      56.6%   $  908,681      93
    94         $120,831    1.44      1.42        74.0%      56.6%   $  813,103      94
    95         $116,830    1.44      1.42        74.0%      56.6%   $  786,181      95
    96         $130,812    1.44      1.42        74.0%      56.6%   $  785,954      96
    97         $137,191    1.44      1.42        74.0%      56.6%   $  769,331      97
    98         $ 99,753    1.44      1.42        74.0%      56.6%   $  699,236      98
    99         $ 90,945    1.44      1.42        74.0%      56.6%   $  695,451      99
   100         $185,935    1.44      1.42        74.0%      56.6%   $  680,003     100
   101         $ 88,530    1.44      1.42        74.0%      56.6%   $  676,984     101
   102         $ 77,904    1.44      1.42        74.0%      56.6%   $  595,723     102
   103         $ 73,210    1.44      1.42        74.0%      56.6%   $  535,493     103
   104         $ 80,761    1.44      1.42        74.0%      56.6%   $  522,562     104
   105         $ 57,563    1.44      1.42        74.0%      56.6%   $  421,038     105
   106         $ 60,056    1.44      1.42        74.0%      56.6%   $  388,593     106
   107         $ 69,485    1.44      1.42        74.0%      56.6%   $  324,710     107
   108         $ 50,353    1.44      1.42        74.0%      56.6%   $  282,369     108
   109         $ 45,776    1.44      1.42        74.0%      56.6%   $  256,698     109
   110         $ 11,314    1.44      1.42        74.0%      56.6%   $   86,519     110
   111         $320,826    1.44      1.42        74.0%      56.6%   $1,927,613     111
   112         $259,536    1.44      1.42        74.0%      56.6%   $1,898,357     112
   113         $245,678    1.44      1.42        74.0%      56.6%   $1,797,000     113
   114         $208,088    1.44      1.42        74.0%      56.6%   $1,591,231     114
   115         $222,567    1.44      1.42        74.0%      56.6%   $1,386,776     115
   116         $218,834    1.44      1.42        74.0%      56.6%   $1,269,477     116
   117         $191,343    1.44      1.42        74.0%      56.6%   $1,238,075     117
   118         $237,942    1.44      1.42        74.0%      56.6%   $1,213,014     118
   119         $173,868    1.44      1.42        74.0%      56.6%   $1,170,010     119
   120         $177,367    1.44      1.42        74.0%      56.6%   $1,072,263     120
   121         $162,197    1.44      1.42        74.0%      56.6%   $1,036,631     121
   122         $131,227    1.44      1.42        74.0%      56.6%   $  959,853     122
   123         $179,703    1.44      1.42        74.0%      56.6%   $  817,077     123
   124         $121,135    1.44      1.42        74.0%      56.6%   $  815,995     124
   125         $159,431    1.44      1.42        74.0%      56.6%   $  788,867     125
   126         $145,591    1.44      1.42        74.0%      56.6%   $  644,553     126
   127         $138,604    1.44      1.42        74.0%      56.6%   $  597,890     127
   128         $ 83,198    1.44      1.42        74.0%      56.6%   $  513,438     128
   129         $ 84,931    1.44      1.42        74.0%      56.6%   $  510,288     129
   130         $ 65,049    1.44      1.42        74.0%      56.6%   $  497,425     130
   131         $ 64,639    1.44      1.42        74.0%      56.6%   $  480,389     131
   132         $ 85,263    1.44      1.42        74.0%      56.6%   $  398,442     132
   133         $ 66,361    1.44      1.42        74.0%      56.6%   $  328,356     133
   134         $ 36,655    1.44      1.42        74.0%      56.6%   $  280,294     134
   135         $ 47,042    1.44      1.42        74.0%      56.6%   $  263,801     135
   136         $ 31,992    1.44      1.42        74.0%      56.6%   $  244,642     136
   137         $433,198    1.44      1.42        74.0%      56.6%   $2,802,995     137
   138         $272,978    1.44      1.42        74.0%      56.6%   $1,700,873     138
   139         $235,332    1.44      1.42        74.0%      56.6%   $1,460,604     139
   140         $256,546    1.44      1.42        74.0%      56.6%   $1,345,481     140
   141         $185,195    1.44      1.42        74.0%      56.6%   $1,198,299     141
   142         $259,789    1.44      1.42        74.0%      56.6%   $1,150,125     142
   143         $143,885    1.44      1.42        74.0%      56.6%   $  968,246     143
   144         $176,867    1.44      1.42        74.0%      56.6%   $  959,828     144
   145         $130,820    1.44      1.42        74.0%      56.6%   $  880,327     145
   146         $119,606    1.44      1.42        74.0%      56.6%   $  874,854     146
   147         $136,875    1.44      1.42        74.0%      56.6%   $  822,383     147
   148         $182,279    1.44      1.42        74.0%      56.6%   $  786,287     148
   149         $210,927    1.44      1.42        74.0%      56.6%   $  771,406     149
   150         $142,352    1.44      1.42        74.0%      56.6%   $  748,380     150




-------------------------------------------------------------------------------------------------------------------
MORTGAGE   MORTGAGE                                                     APPRAISED   VALUATION
LOAN NO.   LOAN SELLER(1)   PROPERTY NAME(2)                              VALUE     DATE(12)     LARGEST TENANT(13)
-------------------------------------------------------------------------------------------------------------------

    76     MSMC             U-Haul Glens Falls (III) (A)               $1,330,000   05/01/2005   NAP
    77     MSMC             U-Haul Ct State St (III) (A)               $1,160,000   04/27/2005   NAP
    78     MSMC             U-Haul Ctr Of Pearl (III) (A)              $  794,000   05/01/2005   NAP
    79     MSMC             U-Haul Wade Hampton (III) (A)              $1,225,000   04/28/2005   NAP
    80     MSMC             U-Haul Jefferson Davis Highway (III) (A)   $  750,000   05/01/2005   NAP
    81     MSMC             U-Haul National Rd (III) (A)               $  770,000   05/01/2005   NAP
    82     MSMC             U-Haul New Britain (III) (A)               $  620,000   05/01/2005   NAP
    83     MSMC             U-Haul Ct Groes Ten (III) (A)              $  450,000   04/25/2005   NAP
    84     MSMC             U-Haul Ctr Of Moreno Valley (IV) (A)       $5,570,000   05/01/2005   NAP
    85     MSMC             U-Haul Ctr Hamden (IV) (A)                 $4,430,000   05/01/2005   NAP
    86     MSMC             U-Haul Of Gardena (IV) (A)                 $3,900,000   04/22/2005   NAP
    87     MSMC             U-Haul Ctr Edgewood (IV) (A)               $2,600,000   05/01/2005   NAP
    88     MSMC             U-Haul Norristown (IV) (A)                 $2,725,000   04/18/2005   NAP
    89     MSMC             U-Haul Leominster (IV) (A)                 $2,030,000   05/01/2005   NAP
    90     MSMC             U-Haul Center Midtown (IV) (A)             $2,290,000   05/01/2005   NAP
    91     MSMC             U-Haul Chinden Blvd (IV) (A)               $1,580,000   04/29/2005   NAP
    92     MSMC             U-Haul 24Th & Mcdowel (IV) (A)             $3,960,000   05/01/2005   NAP
    93     MSMC             U-Haul Ctr Of Janaf (IV) (A)               $1,900,000   04/28/2005   NAP
    94     MSMC             U-Haul Ctr Central (IV) (A)                $1,470,000   04/28/2005   NAP
    95     MSMC             U-Haul Appleton (IV) (A)                   $1,640,000   04/27/2005   NAP
    96     MSMC             U-Haul East Side (IV) (A)                  $1,650,000   05/01/2005   NAP
    97     MSMC             U-Haul Canyon&&Wester (IV) (A)             $1,620,000   05/01/2005   NAP
    98     MSMC             U-Haul Hillwood Pla (IV) (A)               $1,600,000   04/18/2005   NAP
    99     MSMC             U-Haul Burlingame (IV) (A)                 $  990,000   05/01/2005   NAP
   100     MSMC             U-Haul Center Capital Blvd (IV) (A)        $2,375,000   04/16/2005   NAP
   101     MSMC             U-Haul Ct Red Bluff (IV) (A)               $1,840,000   05/01/2005   NAP
   102     MSMC             U-Haul Center Riverside (IV) (A)           $1,450,000   05/01/2005   NAP
   103     MSMC             U-Haul Broadway Ave (IV) (A)               $1,200,000   04/28/2005   NAP
   104     MSMC             U-Haul Center Duluth (IV) (A)              $  900,000   04/19/2005   NAP
   105     MSMC             U-Haul Center Of West Babylon (IV) (A)     $1,100,000   05/01/2005   NAP
   106     MSMC             U-Haul Center Main Street (IV) (A)         $  770,000   05/01/2005   NAP
   107     MSMC             U-Haul Southside (IV) (A)                  $  700,000   05/01/2005   NAP
   108     MSMC             U-Haul Montgomery H (IV) (A)               $  550,000   05/01/2005   NAP
   109     MSMC             U-Haul Center Pass Road (IV) (A)           $  450,000   05/01/2005   NAP
   110     MSMC             U-Haul Spartanburg (IV) (A)                $  650,000   04/28/2005   NAP
   111     MSMC             Woodlake U-Haul Center (V) (A)             $4,280,000   05/01/2005   NAP
   112     MSMC             U-Haul Center Kingwood (V) (A)             $4,510,000   05/01/2005   NAP
   113     MSMC             U-Haul Center Of Ashley Road (V) (A)       $3,825,000   04/15/2005   NAP
   114     MSMC             U-Haul White Plains (V) (A)                $3,000,000   05/01/2005   NAP
   115     MSMC             U-Haul Ct Chelteham (V) (A)                $2,775,000   05/01/2005   NAP
   116     MSMC             U-Haul Portsmouth (V) (A)                  $2,420,000   05/01/2005   NAP
   117     MSMC             U-Haul Ct Of Mather (V) (A)                $2,370,000   04/26/2005   NAP
   118     MSMC             U-Haul Wyoming Valley (V) (A)              $2,425,000   05/01/2005   NAP
   119     MSMC             U-Haul Tara Blvd (V) (A)                   $2,400,000   05/01/2005   NAP
   120     MSMC             U-Haul Center Midtown (V) (A)              $2,130,000   05/01/2005   NAP
   121     MSMC             U-Haul Midway Rental (V) (A)               $1,990,000   04/28/2005   NAP
   122     MSMC             U-Haul New Utrecht (V) (A)                 $2,550,000   05/01/2005   NAP
   123     MSMC             U-Haul Ctr 5Th Ave (V) (A)                 $3,480,000   05/01/2005   NAP
   124     MSMC             U-Haul Idaho Falls (V) (A)                 $1,780,000   04/29/2005   NAP
   125     MSMC             U-Haul Ctr Midway (V) (A)                  $1,630,000   05/01/2005   NAP
   126     MSMC             U-Haul Mcloughlin (V) (A)                  $1,330,000   05/05/2005   NAP
   127     MSMC             U-Haul 7 Mi Van Dyk (V) (A)                $1,225,000   05/01/2005   NAP
   128     MSMC             U-Haul Bowling Green (V) (A)               $1,050,000   05/01/2005   NAP
   129     MSMC             U-Haul Center Southeast (V) (A)            $1,020,000   05/01/2005   NAP
   130     MSMC             U-Haul Fall River (V) (A)                  $1,280,000   05/01/2005   NAP
   131     MSMC             U-Haul Ct Mile High (V) (A)                $1,020,000   04/14/2005   NAP
   132     MSMC             U-Haul Center Calumet (V) (A)              $1,000,000   04/27/2005   NAP
   133     MSMC             U-Haul Center Bremerton (V) (A)            $  875,000   05/01/2005   NAP
   134     MSMC             U-Haul Ct N Watkins (V) (A)                $  950,000   04/19/2005   NAP
   135     MSMC             U-Haul Cape Girard (V) (A)                 $  550,000   05/01/2005   NAP
   136     MSMC             U-Haul Ctr Ft Smith (V) (A)                $  670,000   05/08/2005   NAP
   137     MSMC             U-Haul Grand Concourse (VI) (A)            $6,200,000   05/01/2005   NAP
   138     MSMC             U-Haul Center Lafayette (VI) (A)           $3,630,000   05/06/2005   NAP
   139     MSMC             U-Haul Capitol Ave (VI) (A)                $3,000,000   05/01/2005   NAP
   140     MSMC             U-Haul South Centra (VI) (A)               $2,850,000   04/22/2005   NAP
   141     MSMC             U-Haul Center Eastside (VI) (A)            $2,520,000   04/27/2005   NAP
   142     MSMC             U-Haul Castleton (VI) (A)                  $2,425,000   05/01/2005   NAP
   143     MSMC             U-Haul Overbrook (VI) (A)                  $2,000,000   05/01/2005   NAP
   144     MSMC             U-Haul Ct Broad St (VI) (A)                $2,000,000   04/27/2005   NAP
   145     MSMC             U-Haul Ctr Barstow (VI) (A)                $1,800,000   05/01/2005   NAP
   146     MSMC             U-Haul Center Seven Hill (VI) (A)          $2,100,000   04/25/2005   NAP
   147     MSMC             U-Haul South Shore (VI) (A)                $1,700,000   04/27/2005   NAP
   148     MSMC             U-Haul Ctr Colonie (VI) (A)                $1,560,000   05/01/2005   NAP
   149     MSMC             U-Haul Ctr Madison (VI) (A)                $1,520,000   04/18/2005   NAP
   150     MSMC             U-Haul W Columbia (VI) (A)                 $1,825,000   04/28/2005   NAP

-----------------------------------------------------------------------------------------
MORTGAGE        LEASE                                                  LEASE
LOAN NO.   EXPIRATION DATE   % NSF   SECOND LARGEST TENANT(13)    EXPIRATION DATE   % NSF
-----------------------------------------------------------------------------------------

    76           NAP           NAP   NAP                                NAP           NAP
    77           NAP           NAP   NAP                                NAP           NAP
    78           NAP           NAP   NAP                                NAP           NAP
    79           NAP           NAP   NAP                                NAP           NAP
    80           NAP           NAP   NAP                                NAP           NAP
    81           NAP           NAP   NAP                                NAP           NAP
    82           NAP           NAP   NAP                                NAP           NAP
    83           NAP           NAP   NAP                                NAP           NAP
    84           NAP           NAP   NAP                                NAP           NAP
    85           NAP           NAP   NAP                                NAP           NAP
    86           NAP           NAP   NAP                                NAP           NAP
    87           NAP           NAP   NAP                                NAP           NAP
    88           NAP           NAP   NAP                                NAP           NAP
    89           NAP           NAP   NAP                                NAP           NAP
    90           NAP           NAP   NAP                                NAP           NAP
    91           NAP           NAP   NAP                                NAP           NAP
    92           NAP           NAP   NAP                                NAP           NAP
    93           NAP           NAP   NAP                                NAP           NAP
    94           NAP           NAP   NAP                                NAP           NAP
    95           NAP           NAP   NAP                                NAP           NAP
    96           NAP           NAP   NAP                                NAP           NAP
    97           NAP           NAP   NAP                                NAP           NAP
    98           NAP           NAP   NAP                                NAP           NAP
    99           NAP           NAP   NAP                                NAP           NAP
   100           NAP           NAP   NAP                                NAP           NAP
   101           NAP           NAP   NAP                                NAP           NAP
   102           NAP           NAP   NAP                                NAP           NAP
   103           NAP           NAP   NAP                                NAP           NAP
   104           NAP           NAP   NAP                                NAP           NAP
   105           NAP           NAP   NAP                                NAP           NAP
   106           NAP           NAP   NAP                                NAP           NAP
   107           NAP           NAP   NAP                                NAP           NAP
   108           NAP           NAP   NAP                                NAP           NAP
   109           NAP           NAP   NAP                                NAP           NAP
   110           NAP           NAP   NAP                                NAP           NAP
   111           NAP           NAP   NAP                                NAP           NAP
   112           NAP           NAP   NAP                                NAP           NAP
   113           NAP           NAP   NAP                                NAP           NAP
   114           NAP           NAP   NAP                                NAP           NAP
   115           NAP           NAP   NAP                                NAP           NAP
   116           NAP           NAP   NAP                                NAP           NAP
   117           NAP           NAP   NAP                                NAP           NAP
   118           NAP           NAP   NAP                                NAP           NAP
   119           NAP           NAP   NAP                                NAP           NAP
   120           NAP           NAP   NAP                                NAP           NAP
   121           NAP           NAP   NAP                                NAP           NAP
   122           NAP           NAP   NAP                                NAP           NAP
   123           NAP           NAP   NAP                                NAP           NAP
   124           NAP           NAP   NAP                                NAP           NAP
   125           NAP           NAP   NAP                                NAP           NAP
   126           NAP           NAP   NAP                                NAP           NAP
   127           NAP           NAP   NAP                                NAP           NAP
   128           NAP           NAP   NAP                                NAP           NAP
   129           NAP           NAP   NAP                                NAP           NAP
   130           NAP           NAP   NAP                                NAP           NAP
   131           NAP           NAP   NAP                                NAP           NAP
   132           NAP           NAP   NAP                                NAP           NAP
   133           NAP           NAP   NAP                                NAP           NAP
   134           NAP           NAP   NAP                                NAP           NAP
   135           NAP           NAP   NAP                                NAP           NAP
   136           NAP           NAP   NAP                                NAP           NAP
   137           NAP           NAP   NAP                                NAP           NAP
   138           NAP           NAP   NAP                                NAP           NAP
   139           NAP           NAP   NAP                                NAP           NAP
   140           NAP           NAP   NAP                                NAP           NAP
   141           NAP           NAP   NAP                                NAP           NAP
   142           NAP           NAP   NAP                                NAP           NAP
   143           NAP           NAP   NAP                                NAP           NAP
   144           NAP           NAP   NAP                                NAP           NAP
   145           NAP           NAP   NAP                                NAP           NAP
   146           NAP           NAP   NAP                                NAP           NAP
   147           NAP           NAP   NAP                                NAP           NAP
   148           NAP           NAP   NAP                                NAP           NAP
   149           NAP           NAP   NAP                                NAP           NAP
   150           NAP           NAP   NAP                                NAP           NAP

-----------------------------------------------------------------------------------------------------------------------
MORTGAGE                                   LEASE                   INSURANCE            TAX         CAPITAL EXPENDITURE
LOAN NO.   THIRD LARGEST TENANT(13)   EXPIRATION DATE   % NSF   ESCROW IN PLACE   ESCROW IN PLACE   ESCROW IN PLACE(14)
-----------------------------------------------------------------------------------------------------------------------

    76     NAP                              NAP           NAP         Yes               Yes                 Yes
    77     NAP                              NAP           NAP         Yes               Yes                 Yes
    78     NAP                              NAP           NAP         Yes               Yes                 Yes
    79     NAP                              NAP           NAP         Yes               Yes                 Yes
    80     NAP                              NAP           NAP         Yes               Yes                 Yes
    81     NAP                              NAP           NAP         Yes               Yes                 Yes
    82     NAP                              NAP           NAP         Yes               Yes                 Yes
    83     NAP                              NAP           NAP         Yes               Yes                 Yes
    84     NAP                              NAP           NAP         Yes               Yes                 Yes
    85     NAP                              NAP           NAP         Yes               Yes                 Yes
    86     NAP                              NAP           NAP         Yes               Yes                 Yes
    87     NAP                              NAP           NAP         Yes               Yes                 Yes
    88     NAP                              NAP           NAP         Yes               Yes                 Yes
    89     NAP                              NAP           NAP         Yes               Yes                 Yes
    90     NAP                              NAP           NAP         Yes               Yes                 Yes
    91     NAP                              NAP           NAP         Yes               Yes                 Yes
    92     NAP                              NAP           NAP         Yes               Yes                 Yes
    93     NAP                              NAP           NAP         Yes               Yes                 Yes
    94     NAP                              NAP           NAP         Yes               Yes                 Yes
    95     NAP                              NAP           NAP         Yes               Yes                 Yes
    96     NAP                              NAP           NAP         Yes               Yes                 Yes
    97     NAP                              NAP           NAP         Yes               Yes                 Yes
    98     NAP                              NAP           NAP         Yes               Yes                 Yes
    99     NAP                              NAP           NAP         Yes               Yes                 Yes
   100     NAP                              NAP           NAP         Yes               Yes                 Yes
   101     NAP                              NAP           NAP         Yes               Yes                 Yes
   102     NAP                              NAP           NAP         Yes               Yes                 Yes
   103     NAP                              NAP           NAP         Yes               Yes                 Yes
   104     NAP                              NAP           NAP         Yes               Yes                 Yes
   105     NAP                              NAP           NAP         Yes               Yes                 Yes
   106     NAP                              NAP           NAP         Yes               Yes                 Yes
   107     NAP                              NAP           NAP         Yes               Yes                 Yes
   108     NAP                              NAP           NAP         Yes               Yes                 Yes
   109     NAP                              NAP           NAP         Yes               Yes                 Yes
   110     NAP                              NAP           NAP         Yes               Yes                 Yes
   111     NAP                              NAP           NAP         Yes               Yes                 Yes
   112     NAP                              NAP           NAP         Yes               Yes                 Yes
   113     NAP                              NAP           NAP         Yes               Yes                 Yes
   114     NAP                              NAP           NAP         Yes               Yes                 Yes
   115     NAP                              NAP           NAP         Yes               Yes                 Yes
   116     NAP                              NAP           NAP         Yes               Yes                 Yes
   117     NAP                              NAP           NAP         Yes               Yes                 Yes
   118     NAP                              NAP           NAP         Yes               Yes                 Yes
   119     NAP                              NAP           NAP         Yes               Yes                 Yes
   120     NAP                              NAP           NAP         Yes               Yes                 Yes
   121     NAP                              NAP           NAP         Yes               Yes                 Yes
   122     NAP                              NAP           NAP         Yes               Yes                 Yes
   123     NAP                              NAP           NAP         Yes               Yes                 Yes
   124     NAP                              NAP           NAP         Yes               Yes                 Yes
   125     NAP                              NAP           NAP         Yes               Yes                 Yes
   126     NAP                              NAP           NAP         Yes               Yes                 Yes
   127     NAP                              NAP           NAP         Yes               Yes                 Yes
   128     NAP                              NAP           NAP         Yes               Yes                 Yes
   129     NAP                              NAP           NAP         Yes               Yes                 Yes
   130     NAP                              NAP           NAP         Yes               Yes                 Yes
   131     NAP                              NAP           NAP         Yes               Yes                 Yes
   132     NAP                              NAP           NAP         Yes               Yes                 Yes
   133     NAP                              NAP           NAP         Yes               Yes                 Yes
   134     NAP                              NAP           NAP         Yes               Yes                 Yes
   135     NAP                              NAP           NAP         Yes               Yes                 Yes
   136     NAP                              NAP           NAP         Yes               Yes                 Yes
   137     NAP                              NAP           NAP         Yes               Yes                 Yes
   138     NAP                              NAP           NAP         Yes               Yes                 Yes
   139     NAP                              NAP           NAP         Yes               Yes                 Yes
   140     NAP                              NAP           NAP         Yes               Yes                 Yes
   141     NAP                              NAP           NAP         Yes               Yes                 Yes
   142     NAP                              NAP           NAP         Yes               Yes                 Yes
   143     NAP                              NAP           NAP         Yes               Yes                 Yes
   144     NAP                              NAP           NAP         Yes               Yes                 Yes
   145     NAP                              NAP           NAP         Yes               Yes                 Yes
   146     NAP                              NAP           NAP         Yes               Yes                 Yes
   147     NAP                              NAP           NAP         Yes               Yes                 Yes
   148     NAP                              NAP           NAP         Yes               Yes                 Yes
   149     NAP                              NAP           NAP         Yes               Yes                 Yes
   150     NAP                              NAP           NAP         Yes               Yes                 Yes

--------------------------------------------------------------------------------------------------------------
MORTGAGE          TI/LC                  OTHER                   SPRINGING         INITIAL CAPITAL EXPENDITURE
LOAN NO.   ESCROW IN PLACE(15)   ESCROW DESCRIPTION(16)   ESCROW DESCRIPTION(17)        ESCROW REQUIREMENT(18)
--------------------------------------------------------------------------------------------------------------

    76              No                     NAP                      NAP                                     $0
    77              No                     NAP                      NAP                                     $0
    78              No                     NAP                      NAP                                     $0
    79              No                     NAP                      NAP                                     $0
    80              No                     NAP                      NAP                                     $0
    81              No                     NAP                      NAP                                     $0
    82              No                     NAP                      NAP                                     $0
    83              No                     NAP                      NAP                                     $0
    84              No                     NAP                      NAP                                     $0
    85              No                     NAP                      NAP                                     $0
    86              No                     NAP                      NAP                                     $0
    87              No                     NAP                      NAP                                     $0
    88              No                     NAP                      NAP                                     $0
    89              No                     NAP                      NAP                                     $0
    90              No                     NAP                      NAP                                     $0
    91              No                     NAP                      NAP                                     $0
    92              No                     NAP                      NAP                                     $0
    93              No                     NAP                      NAP                                     $0
    94              No                     NAP                      NAP                                     $0
    95              No                     NAP                      NAP                                     $0
    96              No                     NAP                      NAP                                     $0
    97              No                     NAP                      NAP                                     $0
    98              No                     NAP                      NAP                                     $0
    99              No                     NAP                      NAP                                     $0
   100              No                     NAP                      NAP                                     $0
   101              No                     NAP                      NAP                                     $0
   102              No                     NAP                      NAP                                     $0
   103              No                     NAP                      NAP                                     $0
   104              No                     NAP                      NAP                                     $0
   105              No                     NAP                      NAP                                     $0
   106              No                     NAP                      NAP                                     $0
   107              No                     NAP                      NAP                                     $0
   108              No                     NAP                      NAP                                     $0
   109              No                     NAP                      NAP                                     $0
   110              No                     NAP                      NAP                                     $0
   111              No                     NAP                      NAP                                     $0
   112              No                     NAP                      NAP                                     $0
   113              No                     NAP                      NAP                                     $0
   114              No                     NAP                      NAP                                     $0
   115              No                     NAP                      NAP                                     $0
   116              No                     NAP                      NAP                                     $0
   117              No                     NAP                      NAP                                     $0
   118              No                     NAP                      NAP                                     $0
   119              No                     NAP                      NAP                                     $0
   120              No                     NAP                      NAP                                     $0
   121              No                     NAP                      NAP                                     $0
   122              No                     NAP                      NAP                                     $0
   123              No                     NAP                      NAP                                     $0
   124              No                     NAP                      NAP                                     $0
   125              No                     NAP                      NAP                                     $0
   126              No                     NAP                      NAP                                     $0
   127              No                     NAP                      NAP                                     $0
   128              No                     NAP                      NAP                                     $0
   129              No                     NAP                      NAP                                     $0
   130              No                     NAP                      NAP                                     $0
   131              No                     NAP                      NAP                                     $0
   132              No                     NAP                      NAP                                     $0
   133              No                     NAP                      NAP                                     $0
   134              No                     NAP                      NAP                                     $0
   135              No                     NAP                      NAP                                     $0
   136              No                     NAP                      NAP                                     $0
   137              No                     NAP                      NAP                                     $0
   138              No                     NAP                      NAP                                     $0
   139              No                     NAP                      NAP                                     $0
   140              No                     NAP                      NAP                                     $0
   141              No                     NAP                      NAP                                     $0
   142              No                     NAP                      NAP                                     $0
   143              No                     NAP                      NAP                                     $0
   144              No                     NAP                      NAP                                     $0
   145              No                     NAP                      NAP                                     $0
   146              No                     NAP                      NAP                                     $0
   147              No                     NAP                      NAP                                     $0
   148              No                     NAP                      NAP                                     $0
   149              No                     NAP                      NAP                                     $0
   150              No                     NAP                      NAP                                     $0

-----------------------------------------------------------------------------------------------------------------------
MORTGAGE   MONTHLY CAPITAL EXPENDITURE   CURRENT CAPITAL EXPENDITURE            INITIAL TI/LC             MONTHLY TI/LC
LOAN NO.        ESCROW REQUIREMENT(19)             ESCROW BALANCE(20)   ESCROW REQUIREMENT(21)   ESCROW REQUIREMENT(22)
-----------------------------------------------------------------------------------------------------------------------

    76                            $202                             $0                       $0                       $0
    77                            $125                             $0                       $0                       $0
    78                            $170                             $0                       $0                       $0
    79                            $241                             $0                       $0                       $0
    80                            $153                             $0                       $0                       $0
    81                            $183                             $0                       $0                       $0
    82                            $ 76                             $0                       $0                       $0
    83                            $ 85                             $0                       $0                       $0
    84                            $499                             $0                       $0                       $0
    85                            $412                             $0                       $0                       $0
    86                            $289                             $0                       $0                       $0
    87                            $321                             $0                       $0                       $0
    88                            $205                             $0                       $0                       $0
    89                            $278                             $0                       $0                       $0
    90                            $302                             $0                       $0                       $0
    91                            $252                             $0                       $0                       $0
    92                            $291                             $0                       $0                       $0
    93                            $217                             $0                       $0                       $0
    94                            $207                             $0                       $0                       $0
    95                            $195                             $0                       $0                       $0
    96                            $310                             $0                       $0                       $0
    97                            $352                             $0                       $0                       $0
    98                            $242                             $0                       $0                       $0
    99                            $128                             $0                       $0                       $0
   100                            $243                             $0                       $0                       $0
   101                            $403                             $0                       $0                       $0
   102                            $250                             $0                       $0                       $0
   103                            $ 96                             $0                       $0                       $0
   104                            $115                             $0                       $0                       $0
   105                            $ 71                             $0                       $0                       $0
   106                            $ 81                             $0                       $0                       $0
   107                            $192                             $0                       $0                       $0
   108                            $126                             $0                       $0                       $0
   109                            $122                             $0                       $0                       $0
   110                            $156                             $0                       $0                       $0
   111                            $634                             $0                       $0                       $0
   112                            $433                             $0                       $0                       $0
   113                            $766                             $0                       $0                       $0
   114                            $174                             $0                       $0                       $0
   115                            $182                             $0                       $0                       $0
   116                            $200                             $0                       $0                       $0
   117                            $231                             $0                       $0                       $0
   118                            $306                             $0                       $0                       $0
   119                            $298                             $0                       $0                       $0
   120                            $235                             $0                       $0                       $0
   121                            $340                             $0                       $0                       $0
   122                            $116                             $0                       $0                       $0
   123                            $553                             $0                       $0                       $0
   124                            $363                             $0                       $0                       $0
   125                            $178                             $0                       $0                       $0
   126                            $222                             $0                       $0                       $0
   127                            $165                             $0                       $0                       $0
   128                            $243                             $0                       $0                       $0
   129                            $213                             $0                       $0                       $0
   130                            $125                             $0                       $0                       $0
   131                            $194                             $0                       $0                       $0
   132                            $129                             $0                       $0                       $0
   133                            $ 94                             $0                       $0                       $0
   134                            $164                             $0                       $0                       $0
   135                            $117                             $0                       $0                       $0
   136                            $127                             $0                       $0                       $0
   137                            $352                             $0                       $0                       $0
   138                            $686                             $0                       $0                       $0
   139                            $383                             $0                       $0                       $0
   140                            $230                             $0                       $0                       $0
   141                            $381                             $0                       $0                       $0
   142                            $479                             $0                       $0                       $0
   143                            $187                             $0                       $0                       $0
   144                            $468                             $0                       $0                       $0
   145                            $194                             $0                       $0                       $0
   146                            $425                             $0                       $0                       $0
   147                            $167                             $0                       $0                       $0
   148                            $247                             $0                       $0                       $0
   149                            $260                             $0                       $0                       $0
   150                            $334                             $0                       $0                       $0

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         PREPAYMENT CODE(25)
MORTGAGE       CURRENT TI/LC    ENVIRONMENTAL      INTEREST                      ------------------------------------        YM
LOAN NO.   ESCROW BALANCE(23)     INSURANCE     ACCRUAL METHOD   SEASONING(24)   LO   DEF   DEF/YMI   YMI   YM   OPEN   FORMULA(26)
-----------------------------------------------------------------------------------------------------------------------------------

    76                     $0         No          Actual/360           1         25    88                          7
    77                     $0         No          Actual/360           1         25    88                          7
    78                     $0         No          Actual/360           1         25    88                          7
    79                     $0         No          Actual/360           1         25    88                          7
    80                     $0         No          Actual/360           1         25    88                          7
    81                     $0         No          Actual/360           1         25    88                          7
    82                     $0         No          Actual/360           1         25    88                          7
    83                     $0         No          Actual/360           1         25    88                          7
    84                     $0         No          Actual/360           1         25    88                          7
    85                     $0         No          Actual/360           1         25    88                          7
    86                     $0         No          Actual/360           1         25    88                          7
    87                     $0         No          Actual/360           1         25    88                          7
    88                     $0         No          Actual/360           1         25    88                          7
    89                     $0         No          Actual/360           1         25    88                          7
    90                     $0         No          Actual/360           1         25    88                          7
    91                     $0         No          Actual/360           1         25    88                          7
    92                     $0         No          Actual/360           1         25    88                          7
    93                     $0         No          Actual/360           1         25    88                          7
    94                     $0         No          Actual/360           1         25    88                          7
    95                     $0         No          Actual/360           1         25    88                          7
    96                     $0         No          Actual/360           1         25    88                          7
    97                     $0         No          Actual/360           1         25    88                          7
    98                     $0         No          Actual/360           1         25    88                          7
    99                     $0         No          Actual/360           1         25    88                          7
   100                     $0         No          Actual/360           1         25    88                          7
   101                     $0         No          Actual/360           1         25    88                          7
   102                     $0         No          Actual/360           1         25    88                          7
   103                     $0         No          Actual/360           1         25    88                          7
   104                     $0         No          Actual/360           1         25    88                          7
   105                     $0         No          Actual/360           1         25    88                          7
   106                     $0         No          Actual/360           1         25    88                          7
   107                     $0         No          Actual/360           1         25    88                          7
   108                     $0         No          Actual/360           1         25    88                          7
   109                     $0         No          Actual/360           1         25    88                          7
   110                     $0         No          Actual/360           1         25    88                          7
   111                     $0         No          Actual/360           1         25    88                          7
   112                     $0         No          Actual/360           1         25    88                          7
   113                     $0         No          Actual/360           1         25    88                          7
   114                     $0         No          Actual/360           1         25    88                          7
   115                     $0         No          Actual/360           1         25    88                          7
   116                     $0         No          Actual/360           1         25    88                          7
   117                     $0         No          Actual/360           1         25    88                          7
   118                     $0         No          Actual/360           1         25    88                          7
   119                     $0         No          Actual/360           1         25    88                          7
   120                     $0         No          Actual/360           1         25    88                          7
   121                     $0         No          Actual/360           1         25    88                          7
   122                     $0         No          Actual/360           1         25    88                          7
   123                     $0         No          Actual/360           1         25    88                          7
   124                     $0         No          Actual/360           1         25    88                          7
   125                     $0         No          Actual/360           1         25    88                          7
   126                     $0         No          Actual/360           1         25    88                          7
   127                     $0         No          Actual/360           1         25    88                          7
   128                     $0         No          Actual/360           1         25    88                          7
   129                     $0         No          Actual/360           1         25    88                          7
   130                     $0         No          Actual/360           1         25    88                          7
   131                     $0         No          Actual/360           1         25    88                          7
   132                     $0         No          Actual/360           1         25    88                          7
   133                     $0         No          Actual/360           1         25    88                          7
   134                     $0         No          Actual/360           1         25    88                          7
   135                     $0         No          Actual/360           1         25    88                          7
   136                     $0         No          Actual/360           1         25    88                          7
   137                     $0         No          Actual/360           1         25    88                          7
   138                     $0         No          Actual/360           1         25    88                          7
   139                     $0         No          Actual/360           1         25    88                          7
   140                     $0         No          Actual/360           1         25    88                          7
   141                     $0         No          Actual/360           1         25    88                          7
   142                     $0         No          Actual/360           1         25    88                          7
   143                     $0         No          Actual/360           1         25    88                          7
   144                     $0         No          Actual/360           1         25    88                          7
   145                     $0         No          Actual/360           1         25    88                          7
   146                     $0         No          Actual/360           1         25    88                          7
   147                     $0         No          Actual/360           1         25    88                          7
   148                     $0         No          Actual/360           1         25    88                          7
   149                     $0         No          Actual/360           1         25    88                          7
   150                     $0         No          Actual/360           1         25    88                          7

-------------------------------------
MORTGAGE   ADMINISTRATIVE    MORTGAGE
LOAN NO.    COST RATE(27)    LOAN NO.
-------------------------------------

    76              3.175          76
    77              3.175          77
    78              3.175          78
    79              3.175          79
    80              3.175          80
    81              3.175          81
    82              3.175          82
    83              3.175          83
    84              3.175          84
    85              3.175          85
    86              3.175          86
    87              3.175          87
    88              3.175          88
    89              3.175          89
    90              3.175          90
    91              3.175          91
    92              3.175          92
    93              3.175          93
    94              3.175          94
    95              3.175          95
    96              3.175          96
    97              3.175          97
    98              3.175          98
    99              3.175          99
   100              3.175         100
   101              3.175         101
   102              3.175         102
   103              3.175         103
   104              3.175         104
   105              3.175         105
   106              3.175         106
   107              3.175         107
   108              3.175         108
   109              3.175         109
   110              3.175         110
   111              3.175         111
   112              3.175         112
   113              3.175         113
   114              3.175         114
   115              3.175         115
   116              3.175         116
   117              3.175         117
   118              3.175         118
   119              3.175         119
   120              3.175         120
   121              3.175         121
   122              3.175         122
   123              3.175         123
   124              3.175         124
   125              3.175         125
   126              3.175         126
   127              3.175         127
   128              3.175         128
   129              3.175         129
   130              3.175         130
   131              3.175         131
   132              3.175         132
   133              3.175         133
   134              3.175         134
   135              3.175         135
   136              3.175         136
   137              3.175         137
   138              3.175         138
   139              3.175         139
   140              3.175         140
   141              3.175         141
   142              3.175         142
   143              3.175         143
   144              3.175         144
   145              3.175         145
   146              3.175         146
   147              3.175         147
   148              3.175         148
   149              3.175         149
   150              3.175         150


APPENDIX II

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



------------------------------------------------------------------------------------------------------
MORTGAGE     CMSA         CMSA          MORTGAGE       LOAN
LOAN NO.   LOAN NO.   PROPERTY NO.   LOAN SELLER(1)   GROUP               PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------

  151                     8-015           MSMC          1     U-Haul Western Ave (VI) (A)
  152                     8-016           MSMC          1     U-Haul Plainfield (VI) (A)
  153                     8-017           MSMC          1     U-Haul Ct Joy Road (VI) (A)
  154                     8-018           MSMC          1     U-Haul Center North County (VI) (A)
  155                     8-019           MSMC          1     U-Haul Ct Jonesboro (VI) (A)
  156                     8-020           MSMC          1     U-Haul Winters Frwy (VI) (A)
  157                     8-021           MSMC          1     U-Haul Center Mesa Road (VI) (A)
  158                     8-022           MSMC          1     U-Haul Erie && High (VI) (A)
  159                     8-023           MSMC          1     U-Haul East Lake (VI) (A)
  160                     8-024           MSMC          1     U-Haul Ct Lima Mall (VI) (A)
  161                     8-025           MSMC          1     U-Haul Center Third Street (VI) (A)
  162                     8-026           MSMC          1     U-Haul Of Lebanon (VI) (A)
  163                     8-027           MSMC          1     U-Haul Mobile Hwy (VI) (A)
  164          9          9-001           MSMC          1     Landmark @ One Market
  165         10         10-001           MSMC          1     Coronado Center
                                                              Melrose Portfolio Roll-up
  166         11         11-001           MSMC          2     Melrose Minneapolis (VII)
  167                    11-002           MSMC          2     Melrose Jacksonville (VII)
  168                    11-003           MSMC          2     Melrose College Station (VII)
  169                    11-004           MSMC          2     Melrose Gainesville (VII)
  170         12         12-001           WFB           1     Tanasbourne Town Center
  171         13         13-001           PMCF          1     Oviedo Marketplace
  172         14         14-001           MSMC          1     Uptown Park
  173         15         15-001           WFB           1     Arrowhead Crossing
  174         16         16-001           MSMC          1     2500 Central Park Avenue
  175         17         17-001           WFB           1     Boca Park Phase I
  176         18         18-001           WFB           1     Eagan Promenade
  177         19         19-001           PMCF          2     Tropicana Gardens
  178         20         20-001           WFB           1     Maple Grove
  179         21         21-001           MSMC          1     Delco Plaza of Hicksville
  180         22         22-001           MSMC          1     Skyline Industrial
  181         23         23-001           MSMC          1     County Line Commerce Center
                                                              FRIS Chkn Portfolio Roll-up
  182         24         24-001           WFB           1     FRIS Chkn, LLC A-Note - CFC-00286 (VIII)
  183                    24-002           WFB           1     FRIS Chkn, LLC A-Note - CFC-00300 (VIII)
  184                    24-003           WFB           1     FRIS Chkn, LLC A-Note - CFC-00301 (VIII)
  185                    24-004           WFB           1     FRIS Chkn, LLC A-Note - CFC-00309 (VIII)
  186                    24-005           WFB           1     FRIS Chkn, LLC A-Note - CFC-00342 (VIII)
  187                    24-006           WFB           1     FRIS Chkn, LLC A-Note - CFC-00347 (VIII)
  188                    24-007           WFB           1     FRIS Chkn, LLC A-Note - CFC-00349 (VIII)
  189                    24-008           WFB           1     FRIS Chkn, LLC A-Note - CFC-00350 (VIII)
  190                    24-009           WFB           1     FRIS Chkn, LLC A-Note - CFC-00365 (VIII)
  191                    24-010           WFB           1     FRIS Chkn, LLC A-Note - CFC-00395 (VIII)
  192                    24-011           WFB           1     FRIS Chkn, LLC A-Note - CFC-00401 (VIII)
  193                    24-012           WFB           1     FRIS Chkn, LLC A-Note - CFC-00404 (VIII)
  194                    24-013           WFB           1     FRIS Chkn, LLC A-Note - CFC-00423 (VIII)
  195                    24-014           WFB           1     FRIS Chkn, LLC A-Note - CFC-00424 (VIII)
  196                    24-015           WFB           1     FRIS Chkn, LLC A-Note - CFC-00428 (VIII)
  197                    24-016           WFB           1     FRIS Chkn, LLC A-Note - CFC-00443 (VIII)
  198                    24-017           WFB           1     FRIS Chkn, LLC A-Note - CFC-00448 (VIII)
  199                    24-018           WFB           1     FRIS Chkn, LLC A-Note - CFC-00450 (VIII)
  200                    24-019           WFB           1     FRIS Chkn, LLC A-Note - CFC-00455 (VIII)
  201                    24-020           WFB           1     FRIS Chkn, LLC A-Note - CFC-00457 (VIII)
  202                    24-021           WFB           1     FRIS Chkn, LLC A-Note - CFC-00468 (VIII)
  203                    24-022           WFB           1     FRIS Chkn, LLC A-Note - CFC-00470 (VIII)
  204                    24-023           WFB           1     FRIS Chkn, LLC A-Note - CFC-00481 (VIII)
  205                    24-024           WFB           1     FRIS Chkn, LLC A-Note - CFC-00496 (VIII)
  206                    24-025           WFB           1     FRIS Chkn, LLC A-Note - CFC-00518 (VIII)
  207                    24-026           WFB           1     FRIS Chkn, LLC A-Note - CFC-00556 (VIII)
  208                    24-027           WFB           1     FRIS Chkn, LLC A-Note - CFC-00557 (VIII)
  209                    24-028           WFB           1     FRIS Chkn, LLC A-Note - CFC-00564 (VIII)
  210                    24-029           WFB           1     FRIS Chkn, LLC A-Note - CFC-00565 (VIII)
  211                    24-030           WFB           1     FRIS Chkn, LLC A-Note - CFC-00568 (VIII)
  212                    24-031           WFB           1     FRIS Chkn, LLC A-Note - CFC-00574 (VIII)
  213                    24-032           WFB           1     FRIS Chkn, LLC A-Note - CFC-00579 (VIII)
  214                    24-033           WFB           1     FRIS Chkn, LLC A-Note - CFC-00590 (VIII)
  215                    24-034           WFB           1     FRIS Chkn, LLC A-Note - CFC-00595 (VIII)
  216                    24-035           WFB           1     FRIS Chkn, LLC A-Note - CFC-00599 (VIII)
  217                    24-036           WFB           1     FRIS Chkn, LLC A-Note - CFC-00619 (VIII)
  218                    24-037           WFB           1     FRIS Chkn, LLC A-Note - CFC-00655 (VIII)
  219                    24-038           WFB           1     FRIS Chkn, LLC A-Note - CFC-00670 (VIII)
  220                    24-039           WFB           1     FRIS Chkn, LLC A-Note - CFC-00675 (VIII)
  221                    24-040           WFB           1     FRIS Chkn, LLC A-Note - CFC-00679 (VIII)
  222                    24-041           WFB           1     FRIS Chkn, LLC A-Note - CFC-00681 (VIII)
  223                    24-042           WFB           1     FRIS Chkn, LLC A-Note - CFC-00686 (VIII)
  224                    24-043           WFB           1     FRIS Chkn, LLC A-Note - CFC-00688 (VIII)
  225                    24-044           WFB           1     FRIS Chkn, LLC A-Note - CFC-00694 (VIII)

----------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.                    STREET ADDRESS                         CITY        STATE   ZIP CODE       PROPERTY TYPE
----------------------------------------------------------------------------------------------------------------------

  151      47 Western Ave                                    Augusta           ME        04330    Self Storage
  152      243 E 2Nd St                                      Plainfield        NJ        07060    Self Storage
  153      19001 Joy Road                                    Detroit           MI        48228    Self Storage
  154      12060 Lusher Road                                 Saint Louis       MO        63138    Self Storage
  155      1700 Stadium Blvd                                 Jonesboro         AR        72401    Self Storage
  156      826 S Clack Street                                Abilene           TX        79605    Self Storage
  157      8801 Mesa Road                                    Houston           TX        77028    Self Storage
  158      25 S Erie Blvd                                    Hamilton          OH        45011    Self Storage
  159      7733 First Ave North                              Birmingham        AL        35206    Self Storage
  160      1608 Elida Road                                   Lima              OH        45805    Self Storage
  161      508 North Third Street                            Wilmington        NC        28401    Self Storage
  162      1440 Cumberland St                                Lebanon           PA        17042    Self Storage
  163      4921 Mobile Hwy                                   Pensacola         FL        32506    Self Storage
  164      One Market Street                                 San Francisco     CA        94104    Office
  165      6600 Menaul Boulevard NE                          Albuquerque       NM        87110    Retail

  166      2508 Delaware Street SE                           Minneapolis       MN        55414    Multifamily
  167      3601 Kernan Boulevard South                       Jacksonville      FL        32224    Multifamily
  168      601 Luther Street West                            College Station   TX        77840    Multifamily
  169      1000 SW 62nd Boulevard                            Gainesville       FL        32607    Multifamily
  170      17960-18320 NW Evergreen Pkwy                     Hillsboro         OR        97006    Retail
  171      1700 Oviedo Marketplace Boulevard                 Oviedo            FL        32765    Retail
  172      1101 Uptown Park Boulevard                        Houston           TX        77056    Retail
  173      7515-7873 West Bell Road                          Peoria            AZ        85382    Retail
  174      2500 Central Park Avenue                          Yonkers           NY        10710    Retail
  175      NEC Rampart Blvd. and Charleston Blvd.            Las Vegas         NV        89117    Retail
  176      1260-1299, 3324-3344 Promenade Place              Eagan             MN        55121    Retail
  177      6585 El Colegio Road                              Goleta            CA        93117    Multifamily
  178      7900-8150 Wedgewood Lane N                        Maple Grove       MN        55369    Retail
  179      21 Hanover Plaza                                  Hicksville        NY        11801    Retail
  180      1201 Chase Road; 1371 South Town East Boulevard   Mesquite          TX        75149    Industrial/Warehouse
  181      125 County Line Road                              Warminster        PA        19040    Mixed Use

  182      1601 S. Cherry Street                             Pine Bluff        AR        71601    Retail
  183      4620 S. Flores St.                                San Antonio       TX        78214    Retail
  184      830 Jackson Ave.                                  Memphis           TN        38107    Retail
  185      2304 Chelsea Ave.                                 Memphis           TN        38108    Retail
  186      5903 San Pedro Ave.                               San Antonio       TX        78212    Retail
  187      1025 W. Camp Wisdom Rd.                           Dallas            TX        75232    Retail
  188      1424 N. E. 23rd St.                               Oklahoma City     OK        73111    Retail
  189      2963 Park Avenue                                  Memphis           TN        38114    Retail
  190      3728 S. Third Street                              Memphis           TN        38109    Retail
  191      1155 S. Bellevue Blvd                             Memphis           TN        38106    Retail
  192      2321 Pass Rd a/k/a 25th St.                       Gulfport          MS        39501    Retail
  193      215 Beacon St.                                    Laurel            MS        39440    Retail
  194      905 E. U.S. Hwy #83                               Mission           TX        78504    Retail
  195      2473 Wesley Chapel Rd                             Decatur           GA        30035    Retail
  196      1320 Clay Street                                  Vicksburg         MS        39183    Retail
  197      3403 Wesley St.                                   Greenville        TX        75401    Retail
  198      2121 International Blvd.                          Brownsville       TX        78521    Retail
  199      202 N. Midkiff Rd.                                Midland           TX        79701    Retail
  200      3800 Andrews Highway                              Odessa            TX        79762    Retail
  201      2100 Broadway Blvd. S.E.                          Albuquerque       NM        87102    Retail
  202      507 N. Texas Avenue                               Bryan             TX        77803    Retail
  203      618 W. Old US Hwy 90                              San Antonio       TX        78237    Retail
  204      611 N. Washington St.                             Beeville          TX        78102    Retail
  205      311 West Fairview Avenue                          Montgomery        AL        36105    Retail
  206      824 W San Antonio                                 New Braunfels     TX        78130    Retail
  207      616 North Main                                    Cleburne          TX        76033    Retail
  208      921 W. Tyler Ave.                                 Harlingen         TX        78550    Retail
  209      11910 Perrin Beitel Rd.                           San Antonio       TX        78217    Retail
  210      11623 West Avenue                                 San Antonio       TX        78213    Retail
  211      9331 Wurzbach Rd.                                 San Antonio       TX        78240    Retail
  212      3335 Isleta Blvd. S.W.                            Albuquerque       NM        87105    Retail
  213      501 E. Hwy 190                                    Copperas Cove     TX        76522    Retail
  214      702 N. Dal Paso St.                               Hobbs             NM        88240    Retail
  215      1141 S Main St.                                   Roswell           NM        88203    Retail
  216      2700 Candler Rd                                   Decatur           GA        30034    Retail
  217      3036 S. Garnett Road                              Tulsa             OK        74129    Retail
  218      7621 Geyer Spring Road                            Little Rock       AR        72209    Retail
  219      4296 W. Thomas Rd.                                Phoenix           AZ        85019    Retail
  220      4245 S. Central Ave                               Phoenix           AZ        85040    Retail
  221      12040 N. 35th Avenue                              Phoenix           AZ        85029    Retail
  222      1546 E. Roosevelt St.                             Phoenix           AZ        85006    Retail
  223      3150 E. Thomas Rd.                                Phoenix           AZ        85016    Retail
  224      546 N. Grand Avenue                               Nogales           AZ        85621    Retail
  225      5112 Fourth St. N.W.                              Albuquerque       NM        87107    Retail

--------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                                              PERCENT
LOAN NO.   PROPERTY SUB-TYPE   UNITS/SF(3)          YEAR BUILT                YEAR RENOVATED         LEASED(4)
--------------------------------------------------------------------------------------------------------------

  151      Self Storage             10,113             1966                         NAP                 92.7%
  152      Self Storage             10,814             1977                         NAP                 87.6%
  153      Self Storage             20,648             1953                         NAP                 80.2%
  154      Self Storage             13,125          1970 / 1990                     NAP                 96.8%
  155      Self Storage             21,475             1987                         NAP                 89.2%
  156      Self Storage             16,285             1979                         NAP                 86.2%
  157      Self Storage             12,262             1965                         NAP                 82.6%
  158      Self Storage             15,853          1981 - 1986                     NAP                 71.4%
  159      Self Storage             16,328             1953                         NAP                 73.2%
  160      Self Storage             12,352             1959                         NAP                 82.7%
  161      Self Storage              5,700             1948                         NAP                 89.0%
  162      Self Storage             10,928             1975                         NAP                 79.6%
  163      Self Storage              8,832             1962                         NAP                 90.3%
  164      Urban                   437,228             1917                        2000                 99.8%
  165      Anchored                526,651   1964 / 1974 / 1995 / 2001   1975 / 1984 / 1992 / 1995      90.9%

  166      Student Housing             278          2001 - 2003                     NAP                 85.3%
  167      Student Housing             360          1996 - 1997                     NAP                 84.5%
  168      Student Housing             348             1998                         NAP                 84.0%
  169      Student Housing             312          1994 - 1996                     NAP                 77.7%
  170      Anchored                309,617      1995 / 1997 / 1998                  NAP                 97.6%
  171      Anchored                434,734             1998                         NAP                 89.9%
  172      Anchored                169,110             1999                        2005                 88.6%
  173      Anchored                346,428             1996                         NAP                 99.0%
  174      Anchored                431,340      1958 / 1970 / 2001       1970 / 1995 / 1998 / 2004      96.3%
  175      Anchored                148,017      2000 - 2001 / 2003                  NAP                 96.1%
  176      Anchored                278,211             1996                         NAP                 99.0%
  177      Student Housing             109             1963                        2002                100.0%
  178      Anchored                265,957             1996                         NAP                100.0%
  179      Anchored                141,475             1985                        2004                 90.2%
  180      Warehouse               930,100             2001                         NAP                100.0%
  181      Office/Warehouse        400,000             1960                        2003                 74.1%

  182      Free Standing               945             1971                         NAP                100.0%
  183      Free Standing               764             1970                         NAP                100.0%
  184      Free Standing               960             1971                         NAP                100.0%
  185      Free Standing             1,140             1971                         NAP                100.0%
  186      Free Standing             1,500             1971                         NAP                100.0%
  187      Free Standing             2,123             1971                         NAP                100.0%
  188      Free Standing               945             1971                         NAP                100.0%
  189      Free Standing               960             1971                         NAP                100.0%
  190      Free Standing             1,230             1971                         NAP                100.0%
  191      Free Standing               960             1971                         NAP                100.0%
  192      Free Standing               983             1971                         NAP                100.0%
  193      Free Standing               985             1971                         NAP                100.0%
  194      Free Standing             1,470             1981                         NAP                100.0%
  195      Free Standing             1,302             1981                         NAP                100.0%
  196      Free Standing               983             1972                         NAP                100.0%
  197      Free Standing               983             1972                         NAP                100.0%
  198      Free Standing             1,169             1972                         NAP                100.0%
  199      Free Standing               983             1972                         NAP                100.0%
  200      Free Standing               983             1972                         NAP                100.0%
  201      Free Standing             1,190             1980                         NAP                100.0%
  202      Free Standing             1,200             1972                         NAP                100.0%
  203      Free Standing             1,260             1971                         NAP                100.0%
  204      Free Standing             1,360             1972                         NAP                100.0%
  205      Free Standing             1,286             1972                         NAP                100.0%
  206      Free Standing             1,144             1973                         NAP                100.0%
  207      Free Standing             1,150             1997                         NAP                100.0%
  208      Free Standing             1,516             1973                         NAP                100.0%
  209      Free Standing             1,144             1976                         NAP                100.0%
  210      Free Standing             1,144             1976                         NAP                100.0%
  211      Free Standing             1,118             1976                         NAP                100.0%
  212      Free Standing             1,190             1976                         NAP                100.0%
  213      Free Standing             1,122             1973                         NAP                100.0%
  214      Free Standing             1,144             1974                         NAP                100.0%
  215      Free Standing             1,144             1974                         NAP                100.0%
  216      Free Standing             1,155             1974                         NAP                100.0%
  217      Free Standing             1,100             1976                         NAP                100.0%
  218      Free Standing             1,144             1975                         NAP                100.0%
  219      Free Standing             1,172             1974                         NAP                100.0%
  220      Free Standing             1,157             1974                         NAP                100.0%
  221      Free Standing             1,144             1975                         NAP                100.0%
  222      Free Standing             1,156             1975                         NAP                100.0%
  223      Free Standing             1,176             1976                         NAP                100.0%
  224      Free Standing             1,144             1976                         NAP                100.0%
  225      Free Standing             1,190             1976                         NAP                100.0%

---------------------------------------------------------------------------------------------------------------
MORTGAGE   PERCENT LEASED                                            RELATED          ORIGINAL     CUT-OFF DATE
LOAN NO.    AS OF DATE(4)   SECURITY TYPE(5)   LIEN POSITION      BORROWER LIST        BALANCE       BALANCE(6)
---------------------------------------------------------------------------------------------------------------

  151        03/31/2005            Fee             First              NAP           $    853,883   $    852,688
  152        03/31/2005            Fee             First              NAP           $    844,648   $    843,466
  153        03/31/2005            Fee             First              NAP           $    828,661   $    827,501
  154        03/31/2005            Fee             First              NAP           $    708,784   $    707,792
  155        03/31/2005            Fee             First              NAP           $    698,354   $    697,376
  156        03/31/2005            Fee             First              NAP           $    619,345   $    618,478
  157        03/31/2005            Fee             First              NAP           $    559,830   $    559,046
  158        03/31/2005            Fee             First              NAP           $    516,572   $    515,849
  159        03/31/2005            Fee             First              NAP           $    395,993   $    395,439
  160        03/31/2005            Fee             First              NAP           $    352,062   $    351,569
  161        03/31/2005            Fee             First              NAP           $    328,911   $    328,450
  162        03/31/2005            Fee             First              NAP           $    304,300   $    303,874
  163        03/31/2005            Fee             First              NAP           $    276,954   $    276,567
  164        05/06/2005      Fee / Leasehold       First              NAP           $133,000,000   $133,000,000
  165        03/17/2005      Fee / Leasehold       First              NAP           $130,000,000   $129,709,589

  166        03/31/2005            Fee             First              NAP           $ 29,105,000   $ 29,105,000
  167        03/31/2005            Fee             First              NAP           $ 21,829,000   $ 21,829,000
  168        03/31/2005            Fee             First              NAP           $ 17,661,000   $ 17,661,000
  169        03/31/2005            Fee             First              NAP           $ 14,155,000   $ 14,155,000
  170        04/11/2005            Fee             First       170, 173, 176, 178   $ 58,000,000   $ 58,000,000
  171        04/19/2005            Fee             First              NAP           $ 55,000,000   $ 54,820,774
  172        05/26/2005            Fee             First            172, 385        $ 49,000,000   $ 49,000,000
  173        03/31/2005            Fee             First       170, 173, 176, 178   $ 47,580,000   $ 47,580,000
  174        03/02/2005      Fee / Leasehold       First              NAP           $ 45,000,000   $ 44,717,294
  175        06/29/2005            Fee             First              NAP           $ 40,750,000   $ 40,750,000
  176        03/31/2005            Fee             First       170, 173, 176, 178   $ 36,100,000   $ 36,100,000
  177        04/21/2005            Fee             First              NAP           $ 36,000,000   $ 36,000,000
  178        07/05/2005            Fee             First       170, 173, 176, 178   $ 29,400,000   $ 29,400,000
  179        03/24/2005            Fee             First              NAP           $ 28,000,000   $ 28,000,000
  180        08/01/2005            Fee             First              NAP           $ 26,650,000   $ 26,566,248
  181        04/21/2005            Fee             First              NAP           $ 26,500,000   $ 26,442,934

  182        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  183        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  184        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  185        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  186        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  187        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  188        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  189        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  190        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  191        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  192        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  193        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  194        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  195        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  196        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  197        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  198        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  199        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  200        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  201        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  202        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  203        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  204        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  205        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  206        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  207        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  208        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  209        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  210        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  211        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  212        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  213        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  214        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  215        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  216        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  217        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  218        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  219        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  220        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  221        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  222        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  223        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  224        04/12/2005            Fee             First              NAP           $    130,208   $    129,703
  225        04/12/2005            Fee             First              NAP           $    130,208   $    129,703

-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE   CUT-OFF DATE BALANCE                FIRST PAYMENT   FIRST PAYMENT                     GRACE                 LOCKBOX
LOAN NO.     PER UNIT OR SF(7)     NOTE DATE     DATE (P&I)       DATE (IO)    MATURITY DATE   PERIOD(8)   ARD LOAN     STATUS
-------------------------------------------------------------------------------------------------------------------------------

  151                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  152                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  153                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  154                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  155                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  156                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  157                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  158                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  159                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  160                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  161                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  162                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  163                  $     70   06/08/2005     08/01/2005         NAP          07/01/2015        5           No      In-Place
  164                  $    304   06/13/2005         NAP        08/05/2005       07/05/2015        0          Yes      In-Place
  165                  $    246   05/11/2005     07/06/2005         NAP          06/06/2010        5           No      In-Place

  166                  $ 63,752   05/26/2005         NAP        07/08/2005       06/08/2010        0           No     Springing
  167                  $ 63,752   05/26/2005         NAP        07/08/2005       06/08/2010        0           No     Springing
  168                  $ 63,752   05/26/2005         NAP        07/08/2005       06/08/2010        0           No     Springing
  169                  $ 63,752   05/26/2005         NAP        07/08/2005       06/08/2010        0           No     Springing
  170                  $    187   07/11/2005         NAP        09/01/2005       08/01/2010        5           No      In-Place
  171                  $    126   04/25/2005     06/05/2005         NAP          05/05/2012        0           No      In-Place
  172                  $    290   06/01/2005         NAP        07/01/2005       06/01/2015        5           No        NAP
  173                  $    137   07/11/2005         NAP        09/01/2005       08/01/2010        5           No      In-Place
  174                  $    104   03/17/2005     05/01/2005         NAP          04/01/2014        5          Yes      In-Place
  175                  $    275   07/06/2005     09/01/2010     09/01/2005       08/01/2015        5           No     Springing
  176                  $    130   07/11/2005         NAP        09/01/2005       08/01/2010        5           No      In-Place
  177                  $330,275   04/29/2005         NAP        06/05/2005       05/05/2010        0          Yes      In-Place
  178                  $    111   07/11/2005         NAP        09/01/2005       08/01/2010        5           No      In-Place
  179                  $    198   06/10/2005     08/01/2010     08/01/2005       07/01/2015        5           No      In-Place
  180                  $     29   04/19/2005     06/07/2005         NAP          05/07/2015        0           No      In-Place
  181                  $     66   05/05/2005     07/01/2005         NAP          06/01/2015        5           No      In-Place

  182                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  183                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  184                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  185                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  186                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  187                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  188                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  189                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  190                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  191                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  192                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  193                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  194                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  195                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  196                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  197                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  198                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  199                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  200                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  201                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  202                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  203                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  204                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  205                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  206                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  207                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  208                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  209                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  210                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  211                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  212                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  213                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  214                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  215                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  216                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  217                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  218                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  219                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  220                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  221                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  222                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  223                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  224                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place
  225                  $    203   04/12/2005     06/01/2005         NAP          05/01/2015        5           No      In-Place

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE            LOCKBOX          ORIGINAL TERM   REMAINING TERM      ORIGINAL       REMAINING    MORTGAGE         MONTHLY
LOAN NO.              TYPE            TO MATURITY      TO MATURITY    AMORT. TERM(9)   AMORT. TERM     RATE     PAYMENT (P&I)(10PA
----------------------------------------------------------------------------------------------------------------------------------

  151      Soft, Springing to Hard       120               119              300            299        5.520%         $  5,254
  152      Soft, Springing to Hard       120               119              300            299        5.520%         $  5,197
  153      Soft, Springing to Hard       120               119              300            299        5.520%         $  5,099
  154      Soft, Springing to Hard       120               119              300            299        5.520%         $  4,361
  155      Soft, Springing to Hard       120               119              300            299        5.520%         $  4,297
  156      Soft, Springing to Hard       120               119              300            299        5.520%         $  3,811
  157      Soft, Springing to Hard       120               119              300            299        5.520%         $  3,445
  158      Soft, Springing to Hard       120               119              300            299        5.520%         $  3,178
  159      Soft, Springing to Hard       120               119              300            299        5.520%         $  2,436
  160      Soft, Springing to Hard       120               119              300            299        5.520%         $  2,166
  161      Soft, Springing to Hard       120               119              300            299        5.520%         $  2,024
  162      Soft, Springing to Hard       120               119              300            299        5.520%         $  1,872
  163      Soft, Springing to Hard       120               119              300            299        5.520%         $  1,704
  164                Hard                120               119               IO             IO        5.605%              NAP
  165                Hard                 60                58              360            358        5.001%         $695,794

  166         Springing to Hard           60                58               IO             IO        4.850%              NAP
  167         Springing to Hard           60                58               IO             IO        4.850%              NAP
  168         Springing to Hard           60                58               IO             IO        4.850%              NAP
  169         Springing to Hard           60                58               IO             IO        4.850%              NAP
  170                Hard                 60                60               IO             IO        5.295%              NAP
  171                Hard                 84                81              360            357        5.115%         $299,130
  172                None                120               118               IO             IO        5.370%              NAP
  173                Hard                 60                60               IO             IO        5.295%              NAP
  174                Hard                108               104              300            296        5.190%         $268,071
  175         Springing to Hard          120               120              360            360        5.225%         $224,392
  176                Hard                 60                60               IO             IO        5.295%              NAP
  177                Hard                 60                57               IO             IO        5.250%              NAP
  178                Hard                 60                60               IO             IO        5.295%              NAP
  179                Hard                120               119              360            360        5.040%         $150,995
  180                Hard                120               117              360            357        5.280%         $147,658
  181                Soft                120               118              360            358        5.250%         $146,334

  182                Hard                120               117              300            297        6.190%         $    854
  183                Hard                120               117              300            297        6.190%         $    854
  184                Hard                120               117              300            297        6.190%         $    854
  185                Hard                120               117              300            297        6.190%         $    854
  186                Hard                120               117              300            297        6.190%         $    854
  187                Hard                120               117              300            297        6.190%         $    854
  188                Hard                120               117              300            297        6.190%         $    854
  189                Hard                120               117              300            297        6.190%         $    854
  190                Hard                120               117              300            297        6.190%         $    854
  191                Hard                120               117              300            297        6.190%         $    854
  192                Hard                120               117              300            297        6.190%         $    854
  193                Hard                120               117              300            297        6.190%         $    854
  194                Hard                120               117              300            297        6.190%         $    854
  195                Hard                120               117              300            297        6.190%         $    854
  196                Hard                120               117              300            297        6.190%         $    854
  197                Hard                120               117              300            297        6.190%         $    854
  198                Hard                120               117              300            297        6.190%         $    854
  199                Hard                120               117              300            297        6.190%         $    854
  200                Hard                120               117              300            297        6.190%         $    854
  201                Hard                120               117              300            297        6.190%         $    854
  202                Hard                120               117              300            297        6.190%         $    854
  203                Hard                120               117              300            297        6.190%         $    854
  204                Hard                120               117              300            297        6.190%         $    854
  205                Hard                120               117              300            297        6.190%         $    854
  206                Hard                120               117              300            297        6.190%         $    854
  207                Hard                120               117              300            297        6.190%         $    854
  208                Hard                120               117              300            297        6.190%         $    854
  209                Hard                120               117              300            297        6.190%         $    854
  210                Hard                120               117              300            297        6.190%         $    854
  211                Hard                120               117              300            297        6.190%         $    854
  212                Hard                120               117              300            297        6.190%         $    854
  213                Hard                120               117              300            297        6.190%         $    854
  214                Hard                120               117              300            297        6.190%         $    854
  215                Hard                120               117              300            297        6.190%         $    854
  216                Hard                120               117              300            297        6.190%         $    854
  217                Hard                120               117              300            297        6.190%         $    854
  218                Hard                120               117              300            297        6.190%         $    854
  219                Hard                120               117              300            297        6.190%         $    854
  220                Hard                120               117              300            297        6.190%         $    854
  221                Hard                120               117              300            297        6.190%         $    854
  222                Hard                120               117              300            297        6.190%         $    854
  223                Hard                120               117              300            297        6.190%         $    854
  224                Hard                120               117              300            297        6.190%         $    854
  225                Hard                120               117              300            297        6.190%         $    854

--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE      MONTHLY     UNDERWRITABLE   UNDERWRITABLE      NOI        NCF     CUT-OFF DATE   BALLOON      BALLOON     MORTGAGE
LOAN NO.   PAYMENT (IO)        NOI          CASH FLOW     DSCR(11)   DSCR(11)       LTV          LTV        BALANCE     LOAN NO.
--------------------------------------------------------------------------------------------------------------------------------

  151               NAP     $    96,453     $    95,441     1.44       1.42            74.0%     56.6%   $    652,694      151
  152               NAP     $    93,188     $    92,106     1.44       1.42            74.0%     56.6%   $    645,635      152
  153               NAP     $   175,705     $   173,640     1.44       1.42            74.0%     56.6%   $    633,414      153
  154               NAP     $   130,130     $   128,818     1.44       1.42            74.0%     56.6%   $    541,782      154
  155               NAP     $   115,511     $   113,351     1.44       1.42            74.0%     56.6%   $    533,810      155
  156               NAP     $   169,974     $   168,345     1.44       1.42            74.0%     56.6%   $    473,417      156
  157               NAP     $    64,818     $    63,591     1.44       1.42            74.0%     56.6%   $    427,924      157
  158               NAP     $    57,916     $    56,331     1.44       1.42            74.0%     56.6%   $    394,859      158
  159               NAP     $    41,216     $    39,583     1.44       1.42            74.0%     56.6%   $    302,690      159
  160               NAP     $    47,625     $    46,389     1.44       1.42            74.0%     56.6%   $    269,110      160
  161               NAP     $    40,968     $    40,350     1.44       1.42            74.0%     56.6%   $    251,414      161
  162               NAP     $    31,511     $    30,418     1.44       1.42            74.0%     56.6%   $    232,602      162
  163               NAP     $    88,771     $    87,887     1.44       1.42            74.0%     56.6%   $    211,699      163
  164          $629,849     $11,106,328     $10,078,942     1.47       1.33            70.0%     70.0%   $133,000,000      164
  165               NAP     $14,351,676     $13,853,535     1.72       1.66            49.9%     46.2%   $120,207,194      165

  166          $119,267     $ 2,728,564     $ 2,617,364     1.74       1.61            66.1%     66.1%   $ 29,105,000      166
  167          $ 89,451     $ 1,599,859     $ 1,455,859     1.74       1.61            66.1%     66.1%   $ 21,829,000      167
  168          $ 72,371     $ 1,715,710     $ 1,576,510     1.74       1.61            66.1%     66.1%   $ 17,661,000      168
  169          $ 58,004     $ 1,034,896     $   910,096     1.74       1.61            66.1%     66.1%   $ 14,155,000      169
  170          $259,480     $ 4,935,442     $ 4,718,957     1.59       1.52            74.8%     74.8%   $ 58,000,000      170
  171               NAP     $ 5,790,038     $ 5,313,426     1.61       1.48            59.5%     53.1%   $ 48,904,944      171
  172          $222,320     $ 4,250,117     $ 3,952,483     1.59       1.48            68.5%     68.5%   $ 49,000,000      172
  173          $212,863     $ 4,020,249     $ 3,830,426     1.57       1.50            78.0%     78.0%   $ 47,580,000      173
  174               NAP     $ 4,529,145     $ 4,247,000     1.41       1.32            77.1%     63.4%   $ 36,751,282      174
  175          $179,897     $ 3,473,203     $ 3,310,850     1.61       1.53            77.3%     71.7%   $ 37,762,626      175
  176          $161,504     $ 3,224,469     $ 3,105,804     1.66       1.60            75.4%     75.4%   $ 36,100,000      176
  177          $159,688     $ 2,765,387     $ 2,693,447     1.44       1.41            79.1%     79.1%   $ 36,000,000      177
  178          $131,529     $ 2,520,705     $ 2,413,265     1.60       1.53            76.4%     76.4%   $ 29,400,000      178
  179          $119,233     $ 2,558,517     $ 2,429,775     1.79       1.70            70.0%     64.7%   $ 25,881,767      179
  180               NAP     $ 2,643,077     $ 2,338,075     1.49       1.32            68.1%     56.8%   $ 22,159,943      180
  181               NAP     $ 2,780,223     $ 2,530,063     1.58       1.44            70.5%     58.7%   $ 22,009,305      181

  182               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      182
  183               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      183
  184               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      184
  185               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      185
  186               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      186
  187               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      187
  188               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      188
  189               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      189
  190               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      190
  191               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      191
  192               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      192
  193               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      193
  194               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      194
  195               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      195
  196               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      196
  197               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      197
  198               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      198
  199               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      199
  200               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      200
  201               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      201
  202               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      202
  203               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      203
  204               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      204
  205               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      205
  206               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      206
  207               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      207
  208               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      208
  209               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      209
  210               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      210
  211               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      211
  212               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      212
  213               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      213
  214               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      214
  215               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      215
  216               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      216
  217               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      217
  218               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      218
  219               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      219
  220               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      220
  221               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      221
  222               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      222
  223               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      223
  224               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      224
  225               NAP     $    53,554     $    53,554     2.61       2.61            42.6%     33.4%   $    101,813      225




-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE   MORTGAGE                                                      APPRAISED     VALUATION
LOAN NO.   LOAN SELLER(1)   PROPERTY NAME(2)                               VALUE       DATE(12)    LARGEST TENANT(13)
-----------------------------------------------------------------------------------------------------------------------------

   151     MSMC             U-Haul Western Ave (VI) (A)                $  1,390,000   05/01/2005   NAP
   152     MSMC             U-Haul Plainfield (VI) (A)                 $  1,560,000   04/29/2005   NAP
   153     MSMC             U-Haul Ct Joy Road (VI) (A)                $  1,500,000   05/01/2005   NAP
   154     MSMC             U-Haul Center North County (VI) (A)        $  1,100,000   05/01/2005   NAP
   155     MSMC             U-Haul Ct Jonesboro (VI) (A)               $  1,300,000   05/08/2005   NAP
   156     MSMC             U-Haul Winters Frwy (VI) (A)               $  1,090,000   05/01/2005   NAP
   157     MSMC             U-Haul Center Mesa Road (VI) (A)           $    960,000   05/01/2005   NAP
   158     MSMC             U-Haul Erie && High (VI) (A)               $    920,000   04/26/2005   NAP
   159     MSMC             U-Haul East Lake (VI) (A)                  $  1,150,000   05/03/2005   NAP
   160     MSMC             U-Haul Ct Lima Mall (VI) (A)               $    550,000   04/26/2005   NAP
   161     MSMC             U-Haul Center Third Street (VI) (A)        $    525,000   04/18/2005   NAP
   162     MSMC             U-Haul Of Lebanon (VI) (A)                 $    750,000   05/01/2005   NAP
   163     MSMC             U-Haul Mobile Hwy (VI) (A)                 $    550,000   05/01/2005   NAP
   164     MSMC             Landmark @ One Market                      $190,000,000   05/03/2005   Del Monte
   165     MSMC             Coronado Center                            $260,000,000   05/01/2005   Mervyn's
                            Melrose Portfolio Roll-up
   166     MSMC             Melrose Minneapolis (VII)                  $ 44,000,000   04/14/2005   NAP
   167     MSMC             Melrose Jacksonville (VII)                 $ 33,000,000   04/11/2005   NAP
   168     MSMC             Melrose College Station (VII)              $ 26,700,000   04/09/2005   NAP
   169     MSMC             Melrose Gainesville (VII)                  $ 21,400,000   04/11/2005   NAP
   170     WFB              Tanasbourne Town Center                    $ 77,500,000   05/12/2005   Haggan's
   171     PMCF             Oviedo Marketplace                         $ 92,100,000   04/07/2005   Regal Cinemas
   172     MSMC             Uptown Park                                $ 71,520,000   07/25/2005   Champps Entertainment
                                                                                                   of Texas, Inc.
   173     WFB              Arrowhead Crossing                         $ 61,000,000   05/17/2005   Circuit City
   174     MSMC             2500 Central Park Avenue                   $ 58,000,000   01/19/2005   Burlington Coat Factory
   175     WFB              Boca Park Phase I                          $ 52,700,000   05/18/2005   Ross Dress for Less
   176     WFB              Eagan Promenade                            $ 47,900,000   05/12/2005   Byerly's
   177     PMCF             Tropicana Gardens                          $ 45,500,000   02/01/2005   NAP
   178     WFB              Maple Grove                                $ 38,470,000   05/13/2005   Kohl's
   179     MSMC             Delco Plaza of Hicksville                  $ 40,000,000   02/20/2005   King Kullen Grocery Co.
   180     MSMC             Skyline Industrial                         $ 39,000,000   04/05/2005   Shippers Warehouse, Inc.
   181     MSMC             County Line Commerce Center                $ 37,500,000   05/01/2006   ABB Inc.
                            FRIS Chkn Portfolio Roll-up

   182     WFB              FRIS Chkn, LLC A-Note - CFC-00286 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   183     WFB              FRIS Chkn, LLC A-Note - CFC-00300 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   184     WFB              FRIS Chkn, LLC A-Note - CFC-00301 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   185     WFB              FRIS Chkn, LLC A-Note - CFC-00309 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   186     WFB              FRIS Chkn, LLC A-Note - CFC-00342 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   187     WFB              FRIS Chkn, LLC A-Note - CFC-00347 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   188     WFB              FRIS Chkn, LLC A-Note - CFC-00349 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   189     WFB              FRIS Chkn, LLC A-Note - CFC-00350 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   190     WFB              FRIS Chkn, LLC A-Note - CFC-00365 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   191     WFB              FRIS Chkn, LLC A-Note - CFC-00395 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   192     WFB              FRIS Chkn, LLC A-Note - CFC-00401 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   193     WFB              FRIS Chkn, LLC A-Note - CFC-00404 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   194     WFB              FRIS Chkn, LLC A-Note - CFC-00423 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   195     WFB              FRIS Chkn, LLC A-Note - CFC-00424 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   196     WFB              FRIS Chkn, LLC A-Note - CFC-00428 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   197     WFB              FRIS Chkn, LLC A-Note - CFC-00443 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   198     WFB              FRIS Chkn, LLC A-Note - CFC-00448 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   199     WFB              FRIS Chkn, LLC A-Note - CFC-00450 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   200     WFB              FRIS Chkn, LLC A-Note - CFC-00455 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   201     WFB              FRIS Chkn, LLC A-Note - CFC-00457 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   202     WFB              FRIS Chkn, LLC A-Note - CFC-00468 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   203     WFB              FRIS Chkn, LLC A-Note - CFC-00470 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   204     WFB              FRIS Chkn, LLC A-Note - CFC-00481 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   205     WFB              FRIS Chkn, LLC A-Note - CFC-00496 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   206     WFB              FRIS Chkn, LLC A-Note - CFC-00518 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   207     WFB              FRIS Chkn, LLC A-Note - CFC-00556 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   208     WFB              FRIS Chkn, LLC A-Note - CFC-00557 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   209     WFB              FRIS Chkn, LLC A-Note - CFC-00564 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   210     WFB              FRIS Chkn, LLC A-Note - CFC-00565 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   211     WFB              FRIS Chkn, LLC A-Note - CFC-00568 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   212     WFB              FRIS Chkn, LLC A-Note - CFC-00574 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   213     WFB              FRIS Chkn, LLC A-Note - CFC-00579 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   214     WFB              FRIS Chkn, LLC A-Note - CFC-00590 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   215     WFB              FRIS Chkn, LLC A-Note - CFC-00595 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   216     WFB              FRIS Chkn, LLC A-Note - CFC-00599 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   217     WFB              FRIS Chkn, LLC A-Note - CFC-00619 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   218     WFB              FRIS Chkn, LLC A-Note - CFC-00655 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   219     WFB              FRIS Chkn, LLC A-Note - CFC-00670 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   220     WFB              FRIS Chkn, LLC A-Note - CFC-00675 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   221     WFB              FRIS Chkn, LLC A-Note - CFC-00679 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   222     WFB              FRIS Chkn, LLC A-Note - CFC-00681 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   223     WFB              FRIS Chkn, LLC A-Note - CFC-00686 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   224     WFB              FRIS Chkn, LLC A-Note - CFC-00688 (VIII)   $    609,375   05/29/2005   Cajun Operating Company
   225     WFB              FRIS Chkn, LLC A-Note - CFC-00694 (VIII)   $    609,375   05/29/2005   Cajun Operating Company

------------------------------------------------------------------------------------------------------------------------
              LEASE                                                LEASE                                      LEASE
MORTGAGE   EXPIRATION                                           EXPIRATION                 THIRD           EXPIRATION
LOAN NO.      DATE      % NSF   SECOND LARGEST TENANT(13)           DATE     % NSF   LARGEST TENANT(13)       DATE
------------------------------------------------------------------------------------------------------------------------

   151         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   152         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   153         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   154         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   155         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   156         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   157         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   158         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   159         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   160         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   161         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   162         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   163         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   164     11/30/2010    24.0%  Salesforce.com                  06/30/2013    17.1%  Autodesk              09/30/2006
   165     01/01/2006    22.5%  Barnes & Noble                  01/31/2011     5.7%  Express               01/31/2008

   166         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   167         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   168         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   169         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   170     01/02/2021    19.6%  Linens N Things                 01/31/2017    12.4%  Office Depot          11/30/2010
   171     04/30/2018    23.0%  Bed Bath & Beyond               01/31/2008    10.8%  FYE                   03/31/2008
   172     08/05/2014     6.7%  McCormick & Schmicks            07/31/2014     5.0%  AmREIT Master Lease   05/31/2010
                                Acquisition Texas, LP
   173     01/31/2016    12.3%  Linens N Things                 01/31/2011    10.4%  DSW                   02/28/2017
   174     03/31/2034    45.4%  Pathmark                        03/31/2010    11.6%  Best Buy              01/31/2016
   175     01/31/2012    20.7%  Lamps Plus                      01/31/2012     7.5%  Tilly's               09/30/2014
   176     11/30/2016    20.4%  Bed Bath & Beyond               01/31/2012    10.9%  TJ Maxx               08/31/2007
   177         NAP        NAP   NAP                                 NAP        NAP   NAP                      NAP
   178     01/31/2016    36.3%  Gander Mountain                 12/31/2011    14.3%  Bed Bath and Beyond   01/31/2012
   179     09/15/2009    30.3%  CEC Entertainment               12/14/2013     7.6%  Royal Deals           02/28/2015
   180     07/31/2011    57.0%  ICON Health and Fitness, Inc.   01/31/2011    43.0%  NAP                      NAP
   181     12/31/2008    30.0%  Affinity Insurance / AON        07/31/2008    14.8%  InfoLogix             12/31/2011

   182     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   183     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   184     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   185     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   186     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   187     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   188     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   189     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   190     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   191     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   192     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   193     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   194     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   195     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   196     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   197     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   198     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   199     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   200     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   201     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   202     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   203     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   204     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   205     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   206     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   207     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   208     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   209     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   210     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   211     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   212     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   213     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   214     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   215     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   216     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   217     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   218     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   219     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   220     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   221     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   222     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   223     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   224     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP
   225     12/27/2024   100.0%  NAP                                 NAP        NAP   NAP                      NAP

--------------------------------------------------------------------------------------------------------------------------------
                    INSURANCE      TAX           CAPITAL            TI/LC
MORTGAGE            ESCROW IN   ESCROW IN       EXPENDITURE       ESCROW IN
LOAN NO.   % NSF      PLACE       PLACE     ESCROW IN PLACE(14)   PLACE(15)              OTHER ESCROW DESCRIPTION(16)
--------------------------------------------------------------------------------------------------------------------------------

   151       NAP       Yes         Yes              Yes              No                               NAP
   152       NAP       Yes         Yes              Yes              No                               NAP
   153       NAP       Yes         Yes              Yes              No                               NAP
   154       NAP       Yes         Yes              Yes              No                               NAP
   155       NAP       Yes         Yes              Yes              No                               NAP
   156       NAP       Yes         Yes              Yes              No                               NAP
   157       NAP       Yes         Yes              Yes              No                               NAP
   158       NAP       Yes         Yes              Yes              No                               NAP
   159       NAP       Yes         Yes              Yes              No                               NAP
   160       NAP       Yes         Yes              Yes              No                               NAP
   161       NAP       Yes         Yes              Yes              No                               NAP
   162       NAP       Yes         Yes              Yes              No                               NAP
   163       NAP       Yes         Yes              Yes              No                               NAP
   164      10.6%       No          No               No              No                               NAP
   165       2.1%       No          No               No              No                       Ground Rent Reserve

   166                  No          No               No              No                               NAP
   167       NAP        No          No               No              No                               NAP
   168       NAP        No          No               No              No                               NAP
   169       NAP        No          No               No              No                               NAP
   170       NAP        No          No               No              No                               NAP
   171      10.1%       No          No               No              No                               NAP
   172       5.5%      Yes         Yes               No             Yes       Benjy's Escrow ($100,000); Rent Deposit ($312,500)

   173       4.7%       No          No               No              No                               NAP
   174                  No          No              Yes             Yes                               NAP
   175      10.2%       No          No              Yes             Yes                               NAP
   176       9.8%       No          No               No              No                               NAP
   177       5.4%      Yes         Yes              Yes              No                       Summer Rent Reserve
   178      10.7%       No          No               No              No                               NAP
   179       NAP        No         Yes              Yes             Yes                   Friendly/Taco Bell Holdback
   180      11.2%       No          No               No              No                               NAP
   181       5.7%       No         Yes              Yes             Yes                        Earnout Holdback
             NAP
             6.3%
   182       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   183       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   184       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   185       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   186       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   187       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   188       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   189       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   190       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   191       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   192       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   193       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   194       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   195       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   196       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   197       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   198       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   199       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   200       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   201       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   202       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   203       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   204       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   205       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   206       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   207       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   208       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   209       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   210       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   211       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   212       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   213       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   214       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   215       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   216       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   217       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   218       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   219       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   220       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   221       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   222       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   223       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   224       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound
   225       NAP        No          No               No              No          Debt Service / Franchise Tenant Rent Impound

----------------------------------------------------------------------------------------------------------------------------
                                                    INITIAL CAPITAL   MONTHLY CAPITAL
                                                      EXPENDITURE       EXPENDITURE       CURRENT CAPITAL    INITIAL TI/LC
MORTGAGE                                                ESCROW            ESCROW            EXPENDITURE         ESCROW
LOAN NO.      SPRINGING ESCROW DESCRIPTION(17)      REQUIREMENT(18)   REQUIREMENT(19)   ESCROW BALANCE(20)   REQUIREMENT(21)
----------------------------------------------------------------------------------------------------------------------------

   151                   NAP                            $      0          $  126            $      0           $        0
   152                   NAP                            $      0          $  135            $      0           $        0
   153                   NAP                            $      0          $  258            $      0           $        0
   154                   NAP                            $      0          $  164            $      0           $        0
   155                   NAP                            $      0          $  268            $      0           $        0
   156                   NAP                            $      0          $  204            $      0           $        0
   157                   NAP                            $      0          $  153            $      0           $        0
   158                   NAP                            $      0          $  198            $      0           $        0
   159                   NAP                            $      0          $  204            $      0           $        0
   160                   NAP                            $      0          $  154            $      0           $        0
   161                   NAP                            $      0          $   71            $      0           $        0
   162                   NAP                            $      0          $  137            $      0           $        0
   163                   NAP                            $      0          $  110            $      0           $        0
   164         RE Tax, Insurance, TI/LC                 $      0          $    0            $      0           $        0
   165     RE Tax, Insurance, CapEx, TI/LC, Other       $      0          $    0            $      0           $        0

   166         RE Tax, Insurance, CapEx                 $      0          $    0            $      0           $        0
   167         RE Tax, Insurance, CapEx                 $      0          $    0            $      0           $        0
   168         RE Tax, Insurance, CapEx                 $      0          $    0            $      0           $        0
   169         RE Tax, Insurance, CapEx                 $      0          $    0            $      0           $        0
   170     RE Tax, Insurance, CapEx, TI/LC              $      0          $    0            $      0           $        0
   171     RE Tax, Insurance, CapEx, TI/LC              $      0          $    0            $      0           $        0
   172                  TI/LC                           $      0          $    0            $      0           $  632,800

   173     RE Tax, Insurance, CapEx, TI/LC              $      0          $    0            $      0           $  300,000
   174            RE Tax, Insurance                     $      0          $5,392            $ 10,794           $        0
   175                   NAP                            $      0          $1,850            $      0           $        0
   176     RE Tax, Insurance, CapEx, TI/LC              $      0          $    0            $      0           $        0
   177                  Other                           $546,150          $    0            $546,150           $        0
   178     RE Tax, Insurance, CapEx, TI/LC              $      0          $    0            $      0           $        0
   179                Insurance                         $      0          $4,333            $      0           $        0
   180            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   181                   NAP                            $      0          $5,000            $      0           $1,000,000

   182            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   183            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   184            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   185            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   186            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   187            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   188            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   189            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   190            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   191            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   192            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   193            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   194            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   195            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   196            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   197            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   198            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   199            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   200            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   201            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   202            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   203            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   204            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   205            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   206            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   207            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   208            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   209            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   210            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   211            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   212            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   213            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   214            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   215            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   216            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   217            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   218            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   219            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   220            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   221            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   222            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   223            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   224            RE Tax, Insurance                     $      0          $    0            $      0           $        0
   225            RE Tax, Insurance                     $      0          $    0            $      0           $        0

----------------------------------------------------------------------------------------------
            MONTHLY TI/LC    CURRENT TI/LC
MORTGAGE       ESCROW            ESCROW       ENVIRONMENTAL       INTEREST
LOAN NO.   REQUIREMENT(22)     BALANCE(23)      INSURANCE       ACCRUAL METHOD   SEASONING(24)
----------------------------------------------------------------------------------------------

   151          $     0         $        0          No            Actual/360           1
   152          $     0         $        0          No            Actual/360           1
   153          $     0         $        0          No            Actual/360           1
   154          $     0         $        0          No            Actual/360           1
   155          $     0         $        0          No            Actual/360           1
   156          $     0         $        0          No            Actual/360           1
   157          $     0         $        0          No            Actual/360           1
   158          $     0         $        0          No            Actual/360           1
   159          $     0         $        0          No            Actual/360           1
   160          $     0         $        0          No            Actual/360           1
   161          $     0         $        0          No            Actual/360           1
   162          $     0         $        0          No            Actual/360           1
   163          $     0         $        0          No            Actual/360           1
   164          $     0         $        0          No            Actual/360           1
   165          $     0         $        0          No            Actual/360           2

   166          $     0         $        0          No            Actual/360           2
   167          $     0         $        0          No            Actual/360           2
   168          $     0         $        0          No            Actual/360           2
   169          $     0         $        0          No            Actual/360           2
   170          $     0         $        0          No            Actual/360           0
   171          $     0         $        0          No            Actual/360           3
   172          $     0         $        0          No            Actual/360           2

   173          $     0         $        0          No            Actual/360           0
   174          $ 8,333         $   16,681          No            Actual/360           4
   175          $12,060         $        0          No            Actual/360           0
   176          $     0         $        0          No            Actual/360           0
   177          $     0         $        0          No            Actual/360           3
   178          $     0         $        0          No            Actual/360           0
   179          $ 2,947         $        0          No            Actual/360           1
   180          $     0         $        0          No            Actual/360           3
   181          $     0         $1,000,000          No            Actual/360           2

   182          $     0         $        0   Yes - Individual     Actual/360           3
   183          $     0         $        0   Yes - Individual     Actual/360           3
   184          $     0         $        0   Yes - Individual     Actual/360           3
   185          $     0         $        0   Yes - Individual     Actual/360           3
   186          $     0         $        0   Yes - Individual     Actual/360           3
   187          $     0         $        0   Yes - Individual     Actual/360           3
   188          $     0         $        0   Yes - Individual     Actual/360           3
   189          $     0         $        0   Yes - Individual     Actual/360           3
   190          $     0         $        0   Yes - Individual     Actual/360           3
   191          $     0         $        0   Yes - Individual     Actual/360           3
   192          $     0         $        0   Yes - Individual     Actual/360           3
   193          $     0         $        0   Yes - Individual     Actual/360           3
   194          $     0         $        0   Yes - Individual     Actual/360           3
   195          $     0         $        0   Yes - Individual     Actual/360           3
   196          $     0         $        0   Yes - Individual     Actual/360           3
   197          $     0         $        0   Yes - Individual     Actual/360           3
   198          $     0         $        0   Yes - Individual     Actual/360           3
   199          $     0         $        0   Yes - Individual     Actual/360           3
   200          $     0         $        0   Yes - Individual     Actual/360           3
   201          $     0         $        0   Yes - Individual     Actual/360           3
   202          $     0         $        0   Yes - Individual     Actual/360           3
   203          $     0         $        0   Yes - Individual     Actual/360           3
   204          $     0         $        0   Yes - Individual     Actual/360           3
   205          $     0         $        0   Yes - Individual     Actual/360           3
   206          $     0         $        0   Yes - Individual     Actual/360           3
   207          $     0         $        0   Yes - Individual     Actual/360           3
   208          $     0         $        0   Yes - Individual     Actual/360           3
   209          $     0         $        0   Yes - Individual     Actual/360           3
   210          $     0         $        0   Yes - Individual     Actual/360           3
   211          $     0         $        0   Yes - Individual     Actual/360           3
   212          $     0         $        0   Yes - Individual     Actual/360           3
   213          $     0         $        0   Yes - Individual     Actual/360           3
   214          $     0         $        0   Yes - Individual     Actual/360           3
   215          $     0         $        0   Yes - Individual     Actual/360           3
   216          $     0         $        0   Yes - Individual     Actual/360           3
   217          $     0         $        0   Yes - Individual     Actual/360           3
   218          $     0         $        0   Yes - Individual     Actual/360           3
   219          $     0         $        0   Yes - Individual     Actual/360           3
   220          $     0         $        0   Yes - Individual     Actual/360           3
   221          $     0         $        0   Yes - Individual     Actual/360           3
   222          $     0         $        0   Yes - Individual     Actual/360           3
   223          $     0         $        0   Yes - Individual     Actual/360           3
   224          $     0         $        0   Yes - Individual     Actual/360           3
   225          $     0         $        0   Yes - Individual     Actual/360           3

-----------------------------------------------------------------------------------------
                  PREPAYMENT CODE(25)
MORTGAGE   ------------------------------              YM       ADMINISTRATIVE   MORTGAGE
LOAN NO.   LO   DEF   DEF/YM1   YM1   YM   OPEN   FORMULA(26)    COST RATE(27)   LOAN NO.
-----------------------------------------------------------------------------------------

   151     25    88                          7                       3.175         151
   152     25    88                          7                       3.175         152
   153     25    88                          7                       3.175         153
   154     25    88                          7                       3.175         154
   155     25    88                          7                       3.175         155
   156     25    88                          7                       3.175         156
   157     25    88                          7                       3.175         157
   158     25    88                          7                       3.175         158
   159     25    88                          7                       3.175         159
   160     25    88                          7                       3.175         160
   161     25    88                          7                       3.175         161
   162     25    88                          7                       3.175         162
   163     25    88                          7                       3.175         163
   164     25    91                          4                       3.175         164
   165     26    27                          7                       3.175         165

   166     24            27       2          7       A               3.175         166
   167     24            27       2          7       A               3.175         167
   168     24            27       2          7       A               3.175         168
   169     24            27       2          7       A               3.175         169
   170     24                    32          4       B               3.175         170
   171     28    49                          7                       2.175         171
   172     26                    90          4       C               3.175         172

   173     24                    32          4       B               3.175         173
   174     28    75                          5       B               3.175         174
   175     24    92                          4       D               3.175         175
   176     24                    32          4       B               3.175         176
   177     23                    35          2       E               2.175         177
   178     24                    32          4                       3.175         178
   179     25                    91          4                       3.175         179
   180     27    89                          4                       3.175         180
   181     26    90                          4                       3.175         181

   182     36    80                          4                      20.175         182
   183     36    80                          4                      20.175         183
   184     36    80                          4                      20.175         184
   185     36    80                          4                      20.175         185
   186     36    80                          4                      20.175         186
   187     36    80                          4                      20.175         187
   188     36    80                          4                      20.175         188
   189     36    80                          4                      20.175         189
   190     36    80                          4                      20.175         190
   191     36    80                          4                      20.175         191
   192     36    80                          4                      20.175         192
   193     36    80                          4                      20.175         193
   194     36    80                          4                      20.175         194
   195     36    80                          4                      20.175         195
   196     36    80                          4                      20.175         196
   197     36    80                          4                      20.175         197
   198     36    80                          4                      20.175         198
   199     36    80                          4                      20.175         199
   200     36    80                          4                      20.175         200
   201     36    80                          4                      20.175         201
   202     36    80                          4                      20.175         202
   203     36    80                          4                      20.175         203
   204     36    80                          4                      20.175         204
   205     36    80                          4                      20.175         205
   206     36    80                          4                      20.175         206
   207     36    80                          4                      20.175         207
   208     36    80                          4                      20.175         208
   209     36    80                          4                      20.175         209
   210     36    80                          4                      20.175         210
   211     36    80                          4                      20.175         211
   212     36    80                          4                      20.175         212
   213     36    80                          4                      20.175         213
   214     36    80                          4                      20.175         214
   215     36    80                          4                      20.175         215
   216     36    80                          4                      20.175         216
   217     36    80                          4                      20.175         217
   218     36    80                          4                      20.175         218
   219     36    80                          4                      20.175         219
   220     36    80                          4                      20.175         220
   221     36    80                          4                      20.175         221
   222     36    80                          4                      20.175         222
   223     36    80                          4                      20.175         223
   224     36    80                          4                      20.175         224
   225     36    80                          4                      20.175         225


APPENDIX II

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



------------------------------------------------------------------------------------------------------
MORTGAGE     CMSA         CMSA          MORTGAGE       LOAN
LOAN NO.   LOAN NO.   PROPERTY NO.   LOAN SELLER(1)   GROUP               PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------

   226                   24-045            WFB          1     FRIS Chkn, LLC A-Note - CFC-00696 (VIII)
   227                   24-046            WFB          1     FRIS Chkn, LLC A-Note - CFC-00700 (VIII)
   228                   24-047            WFB          1     FRIS Chkn, LLC A-Note - CFC-00707 (VIII)
   229                   24-048            WFB          1     FRIS Chkn, LLC A-Note - CFC-00708 (VIII)
   230                   24-049            WFB          1     FRIS Chkn, LLC A-Note - CFC-00709 (VIII)
   231                   24-050            WFB          1     FRIS Chkn, LLC A-Note - CFC-00713 (VIII)
   232                   24-051            WFB          1     FRIS Chkn, LLC A-Note - CFC-00725 (VIII)
   233                   24-052            WFB          1     FRIS Chkn, LLC A-Note - CFC-00727 (VIII)
   234                   24-053            WFB          1     FRIS Chkn, LLC A-Note - CFC-00732 (VIII)
   235                   24-054            WFB          1     FRIS Chkn, LLC A-Note - CFC-00751 (VIII)
   236                   24-055            WFB          1     FRIS Chkn, LLC A-Note - CFC-00762 (VIII)
   237                   24-056            WFB          1     FRIS Chkn, LLC A-Note - CFC-00765 (VIII)
   238                   24-057            WFB          1     FRIS Chkn, LLC A-Note - CFC-00767 (VIII)
   239                   24-058            WFB          1     FRIS Chkn, LLC A-Note - CFC-00771 (VIII)
   240                   24-059            WFB          1     FRIS Chkn, LLC A-Note - CFC-00775 (VIII)
   241                   24-060            WFB          1     FRIS Chkn, LLC A-Note - CFC-00778 (VIII)
   242                   24-061            WFB          1     FRIS Chkn, LLC A-Note - CFC-00794 (VIII)
   243                   24-062            WFB          1     FRIS Chkn, LLC A-Note - CFC-00795 (VIII)
   244                   24-063            WFB          1     FRIS Chkn, LLC A-Note - CFC-00796 (VIII)
   245                   24-064            WFB          1     FRIS Chkn, LLC A-Note - CFC-00803 (VIII)
   246                   24-065            WFB          1     FRIS Chkn, LLC A-Note - CFC-00808 (VIII)
   247                   24-066            WFB          1     FRIS Chkn, LLC A-Note - CFC-00818 (VIII)
   248                   24-067            WFB          1     FRIS Chkn, LLC A-Note - CFC-00819 (VIII)
   249                   24-068            WFB          1     FRIS Chkn, LLC A-Note - CFC-00824 (VIII)
   250                   24-069            WFB          1     FRIS Chkn, LLC A-Note - CFC-00826 (VIII)
   251                   24-070            WFB          1     FRIS Chkn, LLC A-Note - CFC-00827 (VIII)
   252                   24-071            WFB          1     FRIS Chkn, LLC A-Note - CFC-00841 (VIII)
   253                   24-072            WFB          1     FRIS Chkn, LLC A-Note - CFC-00871 (VIII)
   254                   24-073            WFB          1     FRIS Chkn, LLC A-Note - CFC-00899 (VIII)
   255                   24-074            WFB          1     FRIS Chkn, LLC A-Note - CFC-00908 (VIII)
   256                   24-075            WFB          1     FRIS Chkn, LLC A-Note - CFC-00911 (VIII)
   257                   24-076            WFB          1     FRIS Chkn, LLC A-Note - CFC-00915 (VIII)
   258                   24-077            WFB          1     FRIS Chkn, LLC A-Note - CFC-00916 (VIII)
   259                   24-078            WFB          1     FRIS Chkn, LLC A-Note - CFC-00919 (VIII)
   260                   24-079            WFB          1     FRIS Chkn, LLC A-Note - CFC-00931 (VIII)
   261                   24-080            WFB          1     FRIS Chkn, LLC A-Note - CFC-00939 (VIII)
   262                   24-081            WFB          1     FRIS Chkn, LLC A-Note - CFC-00996 (VIII)
   263                   24-082            WFB          1     FRIS Chkn, LLC A-Note - CFC-01009 (VIII)
   264                   24-083            WFB          1     FRIS Chkn, LLC A-Note - CFC-01020 (VIII)
   265                   24-084            WFB          1     FRIS Chkn, LLC A-Note - CFC-01023 (VIII)
   266                   24-085            WFB          1     FRIS Chkn, LLC A-Note - CFC-01035 (VIII)
   267                   24-086            WFB          1     FRIS Chkn, LLC A-Note - CFC-01043 (VIII)
   268                   24-087            WFB          1     FRIS Chkn, LLC A-Note - CFC-01047 (VIII)
   269                   24-088            WFB          1     FRIS Chkn, LLC A-Note - CFC-01061 (VIII)
   270                   24-089            WFB          1     FRIS Chkn, LLC A-Note - CFC-01136 (VIII)
   271                   24-090            WFB          1     FRIS Chkn, LLC A-Note - CFC-01167 (VIII)
   272                   24-091            WFB          1     FRIS Chkn, LLC A-Note - CFC-01169 (VIII)
   273                   24-092            WFB          1     FRIS Chkn, LLC A-Note - CFC-01174 (VIII)
   274                   24-093            WFB          1     FRIS Chkn, LLC A-Note - CFC-01182 (VIII)
   275                   24-094            WFB          1     FRIS Chkn, LLC A-Note - CFC-01187 (VIII)
   276                   24-095            WFB          1     FRIS Chkn, LLC A-Note - CFC-01209 (VIII)
   277                   24-096            WFB          1     FRIS Chkn, LLC A-Note - CFC-01211 (VIII)
   278                   24-097            WFB          1     FRIS Chkn, LLC A-Note - CFC-01231 (VIII)
   279                   24-098            WFB          1     FRIS Chkn, LLC A-Note - CFC-01246 (VIII)
   280                   24-099            WFB          1     FRIS Chkn, LLC A-Note - CFC-01267 (VIII)
   281                   24-0100           WFB          1     FRIS Chkn, LLC A-Note - CFC-01268 (VIII)
   282                   24-0101           WFB          1     FRIS Chkn, LLC A-Note - CFC-01271 (VIII)
   283                   24-0102           WFB          1     FRIS Chkn, LLC A-Note - CFC-01275 (VIII)
   284                   24-0103           WFB          1     FRIS Chkn, LLC A-Note - CFC-01278 (VIII)
   285                   24-0104           WFB          1     FRIS Chkn, LLC A-Note - CFC-01281 (VIII)
   286                   24-0105           WFB          1     FRIS Chkn, LLC A-Note - CFC-01289 (VIII)
   287                   24-0106           WFB          1     FRIS Chkn, LLC A-Note - CFC-01295 (VIII)
   288                   24-0107           WFB          1     FRIS Chkn, LLC A-Note - CFC-01296 (VIII)
   289                   24-0108           WFB          1     FRIS Chkn, LLC A-Note - CFC-01303 (VIII)
   290                   24-0109           WFB          1     FRIS Chkn, LLC A-Note - CFC-01305 (VIII)
   291                   24-0110           WFB          1     FRIS Chkn, LLC A-Note - CFC-01319 (VIII)
   292                   24-0111           WFB          1     FRIS Chkn, LLC A-Note - CFC-01329 (VIII)
   293                   24-0112           WFB          1     FRIS Chkn, LLC A-Note - CFC-01331 (VIII)
   294                   24-0113           WFB          1     FRIS Chkn, LLC A-Note - CFC-01342 (VIII)
   295                   24-0114           WFB          1     FRIS Chkn, LLC A-Note - CFC-01349 (VIII)
   296                   24-0115           WFB          1     FRIS Chkn, LLC A-Note - CFC-01352 (VIII)
   297                   24-0116           WFB          1     FRIS Chkn, LLC A-Note - CFC-01362 (VIII)
   298                   24-0117           WFB          1     FRIS Chkn, LLC A-Note - CFC-01363 (VIII)
   299                   24-0118           WFB          1     FRIS Chkn, LLC A-Note - CFC-01384 (VIII)
   300                   24-0119           WFB          1     FRIS Chkn, LLC A-Note - CFC-01386 (VIII)

---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.            STREET ADDRESS                 CITY        STATE   ZIP CODE   PROPERTY TYPE   PROPERTY SUB-TYPE   UNITS/SF(3)
---------------------------------------------------------------------------------------------------------------------------------

   226     4925 Walzem Rd                    San Antonio       TX        78218    Retail          Free Standing          1,296
   227     2616 E. Veterans Memorial Blvd.   Killeen           TX        76543    Retail          Free Standing          1,122
   228     2307 Juan Tabo Blvd. N.E.         Albuquerque       NM        87112    Retail          Free Standing          1,190
   229     1298 Hwy 121                      Lewisville        TX        75057    Retail          Free Standing          1,144
   230     3234 S 14th St                    Abilene           TX        79605    Retail          Free Standing          1,543
   231     5339 Cameron Road                 Austin            TX        78723    Retail          Free Standing          1,122
   232     3561 MLK Jr Dr                    Atlanta           GA        30331    Retail          Free Standing          1,144
   233     3667 Campbellton Rd. SW           Atlanta           GA        30331    Retail          Free Standing          1,144
   234     75 S. Marietta Parkway, SW        Marietta          GA        30064    Retail          Free Standing          1,122
   235     777 Shurling Dr                   Macon             GA        31211    Retail          Free Standing          1,144
   236     535 S. Beckham Avenue             Tyler             TX        75702    Retail          Free Standing          1,144
   237     8545 Research Blvd.               Austin            TX        78758    Retail          Free Standing          1,924
   238     1600 S. Brahma Blvd               Kingsville        TX        78363    Retail          Free Standing            994
   239     2405 Airways Blvd                 Memphis           TN        38114    Retail          Free Standing            875
   240     5034 N. Peoria Ave.               Tulsa             OK        74126    Retail          Free Standing          1,491
   241     7090 E. Golf Links Rd.            Tucson            AZ        85730    Retail          Free Standing            987
   242     2395 Boca Chica Blvd              Brownsville       TX        78521    Retail          Free Standing          1,335
   243     1430 Main Street                  Eagle Pass        TX        78852    Retail          Free Standing          1,335
   244     295 E. Hwy 77                     San Benito        TX        78586    Retail          Free Standing          1,335
   245     1336 W. County Road               Odessa            TX        79764    Retail          Free Standing          1,335
   246     2626 North Decatur Rd             Decatur           GA        30033    Retail          Free Standing          1,491
   247     911 Cleveland Ave                 East Point        GA        30344    Retail          Free Standing          1,320
   248     238 W. Woodrow Wilson Ave.        Jackson           MS        39213    Retail          Free Standing          1,335
   249     1264 Ellis Avenue                 Jackson           MS        39209    Retail          Free Standing          1,335
   250     4458 Elvis Presley                Memphis           TN        38116    Retail          Free Standing          1,008
   251     4970 S. Peoria Ave.               Tulsa             OK        74105    Retail          Free Standing          1,100
   252     7444 S. Central Ave               Phoenix           AZ        85042    Retail          Free Standing            966
   253     1425 Georgia Ave                  Macon             GA        31201    Retail          Free Standing          1,169
   254     3221 Mansfield Hwy.               Fort Worth        TX        76119    Retail          Free Standing          1,320
   255     1306 US 280 By-Pass               Phenix City       AL        36867    Retail          Free Standing          1,335
   256     4256 Buena Vista Road             Columbus          GA        31907    Retail          Free Standing          1,335
   257     1322 East Lamar Street            Americus          GA        31709    Retail          Free Standing          1,335
   258     213 New Franklin Rd               Lagrange          GA        30240    Retail          Free Standing          1,335
   259     526 West Taylor St                Griffin           GA        30223    Retail          Free Standing          1,335
   260     9253 N Pennsylvania               Village           OK        73120    Retail          Free Standing          1,335
   261     1805 Candler Rd                   Decatur           GA        30032    Retail          Free Standing          1,134
   262     2275 Elvis Presley Blvd.          Memphis           TN        38106    Retail          Free Standing          1,276
   263     1035 W. Mockingbird Ln.           Dallas            TX        75247    Retail          Free Standing          1,800
   264     2237 Frayser Blvd                 Memphis           TN        38127    Retail          Free Standing          1,176
   265     104 E. 16th Avenue                Cordele           GA        31015    Retail          Free Standing            420
   266     820 N Main St                     Altus             OK        73521    Retail          Free Standing          1,390
   267     401 W. Pioneer Pkwy               Grand Prairie     TX        75051    Retail          Free Standing          1,169
   268     714 Northwest Grand Avenue        Phoenix           AZ        85007    Retail          Free Standing          1,169
   269     515 W. 2nd Street                 Mercedes          TX        78570    Retail          Free Standing          1,176
   270     1145 Third Avenue, West           Birmingham        AL        35204    Retail          Free Standing          1,395
   271     3869 E. Grant                     Tucson            AZ        85716    Retail          Free Standing          1,176
   272     1710 S. 31St Street               Temple            TX        76504    Retail          Free Standing          1,176
   273     1122 Fort Benning Road            Columbus          GA        31903    Retail          Free Standing          1,169
   274     2138 Pio Nono Ave                 Macon             GA        31206    Retail          Free Standing          1,335
   275     1850 S. General McMullen          San Antonio       TX        78226    Retail          Free Standing          1,855
   276     4009 Vanderbilt Road              Birmingham        AL        35217    Retail          Free Standing          1,364
   277     4224 Miller Ave.                  Fort Worth        TX        76119    Retail          Free Standing          1,176
   278     2600 E. Gregory Blvd.             Kansas City       MO        64132    Retail          Free Standing          1,774
   279     8757 Huebner Rd                   San Antonio       TX        78240    Retail          Free Standing            420
   280     2308 E. Princess Ann Road         Norfolk           VA        23504    Retail          Free Standing          1,572
   281     917 Pat Booker Road               Universal City    TX        78148    Retail          Free Standing          1,169
   282     719 Hooks Ave.                    Donna             TX        78537    Retail          Free Standing          1,470
   283     128 1/2 Edinburg St.              Elsa              TX        78543    Retail          Free Standing            420
   284     8459 Five Palms Dr.               San Antonio       TX        78242    Retail          Free Standing          1,512
   285     2915 Lower Wetumpka Road          Montgomery        AL        36110    Retail          Free Standing          1,781
   286     1889 Rigsby Avenue                San Antonio       TX        78210    Retail          Free Standing            480
   287     7600 a/k/a 7620 Hampton Blvd      Norfolk           VA        23505    Retail          Free Standing          1,100
   288     694 E. Hidalgo Ave.               Raymondville      TX        78580    Retail          Free Standing          1,169
   289     4305 N. Ben Jordan St.            Victoria          TX        77901    Retail          Free Standing          1,169
   290     350 Effingham St.                 Portsmouth        VA        23704    Retail          Free Standing          1,169
   291     U.S. 83 & FM 907 Rd.              Alamo             TX        78516    Retail          Free Standing          1,176
   292     US Business Hwy 83 & Star Plaza   Rio Grande City   TX        78582    Retail          Free Standing            420
   293     206 W Rio Grande St.              Victoria          TX        77901    Retail          Free Standing          1,701
   294     806 US Hwy 259 N.                 Kilgore           TX        75662    Retail          Free Standing          2,080
   295     1714 S. 77 Sunshine Strip         Harlingen         TX        78550    Retail          Free Standing          1,470
   296     1018 Second Street                Pleasanton        TX        78064    Retail          Free Standing            420
   297     1317 10th Street                  Floresville       TX        78114    Retail          Free Standing          1,218
   298     5096 Farm Rd. 78                  San Antonio       TX        78219    Retail          Free Standing          1,800
   299     1220 Buckner Blvd                 Dallas            TX        75217    Retail          Free Standing          1,462
   300     4210 Gaston Avenue                Dallas            TX        75246    Retail          Free Standing          1,386

---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                  PERCENT    PERCENT LEASED                                         RELATED      ORIGINAL
LOAN NO.   YEAR BUILT   YEAR RENOVATED   LEASED(4)    AS OF DATE(4)   SECURITY TYPE(5)   LIEN POSITION   BORROWER LIST    BALANCE
---------------------------------------------------------------------------------------------------------------------------------

   226        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   227        1974            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   228        1975            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   229        1975            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   230        1975            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   231        1975            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   232        1975            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   233        1975            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   234        1976            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   235        1976            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   236        1976            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   237        1976            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   238        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   239        1976            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   240        1976            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   241        1976            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   242        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   243        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   244        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   245        1979            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   246        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   247        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   248        1978            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   249        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   250        1976            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   251        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   252        1977            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   253        1980            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   254        1979            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   255        1978            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   256        1978            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   257        1978            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   258        1978            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   259        1978            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   260        1978            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   261        1979            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   262        1979            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   263        1980            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   264        1980            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   265        1980            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   266        1980            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   267        1980            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   268        1980            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   269        1982            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   270        1983            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   271        1983            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   272        1983            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   273        1983            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   274        1983            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   275        1983            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   276        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   277        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   278        1996            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   279        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   280        1988            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   281        1989            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   282        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   283        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   284        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   285        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   286        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   287        1988            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   288        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   289        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   290        1988            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   291        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   292        1984            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   293        1985            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   294        1985            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   295        1985            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   296        1985            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   297        1985            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   298        1985            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   299        1985            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208
   300        1985            NAP          100.0%      04/12/2005            Fee             First            NAP        $130,208

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE   CUT-OFF DATE   CUT-OFF DATE BALANCE                FIRST PAYMENT   FIRST PAYMENT                     GRACE
LOAN NO.    BALANCE(6)      PER UNIT OR SF(7)     NOTE DATE     DATE (P&I)      DATE (IO)     MATURITY DATE   PERIOD(8)   ARD LOAN
----------------------------------------------------------------------------------------------------------------------------------

   226       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   227       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   228       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   229       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   230       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   231       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   232       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   233       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   234       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   235       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   236       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   237       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   238       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   239       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   240       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   241       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   242       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   243       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   244       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   245       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   246       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   247       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   248       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   249       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   250       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   251       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   252       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   253       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   254       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   255       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   256       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   257       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   258       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   259       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   260       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   261       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   262       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   263       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   264       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   265       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   266       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   267       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   268       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   269       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   270       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   271       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   272       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   273       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   274       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   275       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   276       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   277       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   278       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   279       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   280       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   281       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   282       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   283       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   284       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   285       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   286       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   287       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   288       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   289       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   290       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   291       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   292       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   293       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   294       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   295       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   296       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   297       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   298       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   299       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No
   300       $129,703             $203           04/12/2005     06/01/2005         NAP          05/01/2015        5          No

----------------------------------------------------------------------------------------------------------------------------
MORTGAGE    LOCKBOX   LOCKBOX   ORIGINAL TERM   REMAINING TERM      ORIGINAL       REMAINING    MORTGAGE      MONTHLY
LOAN NO.    STATUS      TYPE     TO MATURITY     TO MATURITY     AMORT. TERM(9)   AMORT. TERM     RATE     PAYMENT (P&I)(10)
----------------------------------------------------------------------------------------------------------------------------

   226     In-Place     Hard         120              117              300            297        6.190%           $854
   227     In-Place     Hard         120              117              300            297        6.190%           $854
   228     In-Place     Hard         120              117              300            297        6.190%           $854
   229     In-Place     Hard         120              117              300            297        6.190%           $854
   230     In-Place     Hard         120              117              300            297        6.190%           $854
   231     In-Place     Hard         120              117              300            297        6.190%           $854
   232     In-Place     Hard         120              117              300            297        6.190%           $854
   233     In-Place     Hard         120              117              300            297        6.190%           $854
   234     In-Place     Hard         120              117              300            297        6.190%           $854
   235     In-Place     Hard         120              117              300            297        6.190%           $854
   236     In-Place     Hard         120              117              300            297        6.190%           $854
   237     In-Place     Hard         120              117              300            297        6.190%           $854
   238     In-Place     Hard         120              117              300            297        6.190%           $854
   239     In-Place     Hard         120              117              300            297        6.190%           $854
   240     In-Place     Hard         120              117              300            297        6.190%           $854
   241     In-Place     Hard         120              117              300            297        6.190%           $854
   242     In-Place     Hard         120              117              300            297        6.190%           $854
   243     In-Place     Hard         120              117              300            297        6.190%           $854
   244     In-Place     Hard         120              117              300            297        6.190%           $854
   245     In-Place     Hard         120              117              300            297        6.190%           $854
   246     In-Place     Hard         120              117              300            297        6.190%           $854
   247     In-Place     Hard         120              117              300            297        6.190%           $854
   248     In-Place     Hard         120              117              300            297        6.190%           $854
   249     In-Place     Hard         120              117              300            297        6.190%           $854
   250     In-Place     Hard         120              117              300            297        6.190%           $854
   251     In-Place     Hard         120              117              300            297        6.190%           $854
   252     In-Place     Hard         120              117              300            297        6.190%           $854
   253     In-Place     Hard         120              117              300            297        6.190%           $854
   254     In-Place     Hard         120              117              300            297        6.190%           $854
   255     In-Place     Hard         120              117              300            297        6.190%           $854
   256     In-Place     Hard         120              117              300            297        6.190%           $854
   257     In-Place     Hard         120              117              300            297        6.190%           $854
   258     In-Place     Hard         120              117              300            297        6.190%           $854
   259     In-Place     Hard         120              117              300            297        6.190%           $854
   260     In-Place     Hard         120              117              300            297        6.190%           $854
   261     In-Place     Hard         120              117              300            297        6.190%           $854
   262     In-Place     Hard         120              117              300            297        6.190%           $854
   263     In-Place     Hard         120              117              300            297        6.190%           $854
   264     In-Place     Hard         120              117              300            297        6.190%           $854
   265     In-Place     Hard         120              117              300            297        6.190%           $854
   266     In-Place     Hard         120              117              300            297        6.190%           $854
   267     In-Place     Hard         120              117              300            297        6.190%           $854
   268     In-Place     Hard         120              117              300            297        6.190%           $854
   269     In-Place     Hard         120              117              300            297        6.190%           $854
   270     In-Place     Hard         120              117              300            297        6.190%           $854
   271     In-Place     Hard         120              117              300            297        6.190%           $854
   272     In-Place     Hard         120              117              300            297        6.190%           $854
   273     In-Place     Hard         120              117              300            297        6.190%           $854
   274     In-Place     Hard         120              117              300            297        6.190%           $854
   275     In-Place     Hard         120              117              300            297        6.190%           $854
   276     In-Place     Hard         120              117              300            297        6.190%           $854
   277     In-Place     Hard         120              117              300            297        6.190%           $854
   278     In-Place     Hard         120              117              300            297        6.190%           $854
   279     In-Place     Hard         120              117              300            297        6.190%           $854
   280     In-Place     Hard         120              117              300            297        6.190%           $854
   281     In-Place     Hard         120              117              300            297        6.190%           $854
   282     In-Place     Hard         120              117              300            297        6.190%           $854
   283     In-Place     Hard         120              117              300            297        6.190%           $854
   284     In-Place     Hard         120              117              300            297        6.190%           $854
   285     In-Place     Hard         120              117              300            297        6.190%           $854
   286     In-Place     Hard         120              117              300            297        6.190%           $854
   287     In-Place     Hard         120              117              300            297        6.190%           $854
   288     In-Place     Hard         120              117              300            297        6.190%           $854
   289     In-Place     Hard         120              117              300            297        6.190%           $854
   290     In-Place     Hard         120              117              300            297        6.190%           $854
   291     In-Place     Hard         120              117              300            297        6.190%           $854
   292     In-Place     Hard         120              117              300            297        6.190%           $854
   293     In-Place     Hard         120              117              300            297        6.190%           $854
   294     In-Place     Hard         120              117              300            297        6.190%           $854
   295     In-Place     Hard         120              117              300            297        6.190%           $854
   296     In-Place     Hard         120              117              300            297        6.190%           $854
   297     In-Place     Hard         120              117              300            297        6.190%           $854
   298     In-Place     Hard         120              117              300            297        6.190%           $854
   299     In-Place     Hard         120              117              300            297        6.190%           $854
   300     In-Place     Hard         120              117              300            297        6.190%           $854

-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE      MONTHLY      UNDERWRITABLE   UNDERWRITABLE      NOI        NCF     CUT-OFF DATE   BALLOON    BALLOON   MORTGAGE
LOAN NO.    PAYMENT (IO)        NOI          CASH FLOW     DSCR(11)   DSCR(11)        LTV         LTV      BALANCE   LOAN NO.
-----------------------------------------------------------------------------------------------------------------------------

   226          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      226
   227          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      227
   228          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      228
   229          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      229
   230          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      230
   231          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      231
   232          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      232
   233          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      233
   234          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      234
   235          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      235
   236          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      236
   237          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      237
   238          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      238
   239          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      239
   240          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      240
   241          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      241
   242          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      242
   243          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      243
   244          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      244
   245          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      245
   246          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      246
   247          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      247
   248          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      248
   249          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      249
   250          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      250
   251          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      251
   252          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      252
   253          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      253
   254          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      254
   255          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      255
   256          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      256
   257          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      257
   258          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      258
   259          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      259
   260          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      260
   261          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      261
   262          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      262
   263          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      263
   264          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      264
   265          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      265
   266          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      266
   267          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      267
   268          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      268
   269          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      269
   270          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      270
   271          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      271
   272          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      272
   273          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      273
   274          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      274
   275          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      275
   276          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      276
   277          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      277
   278          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      278
   279          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      279
   280          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      280
   281          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      281
   282          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      282
   283          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      283
   284          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      284
   285          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      285
   286          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      286
   287          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      287
   288          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      288
   289          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      289
   290          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      290
   291          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      291
   292          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      292
   293          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      293
   294          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      294
   295          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      295
   296          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      296
   297          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      297
   298          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      298
   299          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      299
   300          NAP           $53,554         $53,554        2.61       2.61         42.6%       33.4%    $101,813      300




------------------------------------------------------------------------------------------------------------------------
MORTGAGE      MORTGAGE                                                 APPRAISED    VALUATION
LOAN NO.   LOAN SELLER(1)   PROPERTY NAME(2)                               VALUE    DATE(12)    LARGEST TENANT(13)
------------------------------------------------------------------------------------------------------------------------

   226           WFB        FRIS Chkn, LLC A-Note - CFC-00696 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   227           WFB        FRIS Chkn, LLC A-Note - CFC-00700 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   228           WFB        FRIS Chkn, LLC A-Note - CFC-00707 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   229           WFB        FRIS Chkn, LLC A-Note - CFC-00708 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   230           WFB        FRIS Chkn, LLC A-Note - CFC-00709 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   231           WFB        FRIS Chkn, LLC A-Note - CFC-00713 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   232           WFB        FRIS Chkn, LLC A-Note - CFC-00725 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   233           WFB        FRIS Chkn, LLC A-Note - CFC-00727 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   234           WFB        FRIS Chkn, LLC A-Note - CFC-00732 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   235           WFB        FRIS Chkn, LLC A-Note - CFC-00751 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   236           WFB        FRIS Chkn, LLC A-Note - CFC-00762 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   237           WFB        FRIS Chkn, LLC A-Note - CFC-00765 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   238           WFB        FRIS Chkn, LLC A-Note - CFC-00767 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   239           WFB        FRIS Chkn, LLC A-Note - CFC-00771 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   240           WFB        FRIS Chkn, LLC A-Note - CFC-00775 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   241           WFB        FRIS Chkn, LLC A-Note - CFC-00778 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   242           WFB        FRIS Chkn, LLC A-Note - CFC-00794 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   243           WFB        FRIS Chkn, LLC A-Note - CFC-00795 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   244           WFB        FRIS Chkn, LLC A-Note - CFC-00796 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   245           WFB        FRIS Chkn, LLC A-Note - CFC-00803 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   246           WFB        FRIS Chkn, LLC A-Note - CFC-00808 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   247           WFB        FRIS Chkn, LLC A-Note - CFC-00818 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   248           WFB        FRIS Chkn, LLC A-Note - CFC-00819 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   249           WFB        FRIS Chkn, LLC A-Note - CFC-00824 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   250           WFB        FRIS Chkn, LLC A-Note - CFC-00826 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   251           WFB        FRIS Chkn, LLC A-Note - CFC-00827 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   252           WFB        FRIS Chkn, LLC A-Note - CFC-00841 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   253           WFB        FRIS Chkn, LLC A-Note - CFC-00871 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   254           WFB        FRIS Chkn, LLC A-Note - CFC-00899 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   255           WFB        FRIS Chkn, LLC A-Note - CFC-00908 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   256           WFB        FRIS Chkn, LLC A-Note - CFC-00911 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   257           WFB        FRIS Chkn, LLC A-Note - CFC-00915 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   258           WFB        FRIS Chkn, LLC A-Note - CFC-00916 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   259           WFB        FRIS Chkn, LLC A-Note - CFC-00919 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   260           WFB        FRIS Chkn, LLC A-Note - CFC-00931 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   261           WFB        FRIS Chkn, LLC A-Note - CFC-00939 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   262           WFB        FRIS Chkn, LLC A-Note - CFC-00996 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   263           WFB        FRIS Chkn, LLC A-Note - CFC-01009 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   264           WFB        FRIS Chkn, LLC A-Note - CFC-01020 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   265           WFB        FRIS Chkn, LLC A-Note - CFC-01023 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   266           WFB        FRIS Chkn, LLC A-Note - CFC-01035 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   267           WFB        FRIS Chkn, LLC A-Note - CFC-01043 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   268           WFB        FRIS Chkn, LLC A-Note - CFC-01047 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   269           WFB        FRIS Chkn, LLC A-Note - CFC-01061 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   270           WFB        FRIS Chkn, LLC A-Note - CFC-01136 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   271           WFB        FRIS Chkn, LLC A-Note - CFC-01167 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   272           WFB        FRIS Chkn, LLC A-Note - CFC-01169 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   273           WFB        FRIS Chkn, LLC A-Note - CFC-01174 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   274           WFB        FRIS Chkn, LLC A-Note - CFC-01182 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   275           WFB        FRIS Chkn, LLC A-Note - CFC-01187 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   276           WFB        FRIS Chkn, LLC A-Note - CFC-01209 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   277           WFB        FRIS Chkn, LLC A-Note - CFC-01211 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   278           WFB        FRIS Chkn, LLC A-Note - CFC-01231 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   279           WFB        FRIS Chkn, LLC A-Note - CFC-01246 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   280           WFB        FRIS Chkn, LLC A-Note - CFC-01267 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   281           WFB        FRIS Chkn, LLC A-Note - CFC-01268 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   282           WFB        FRIS Chkn, LLC A-Note - CFC-01271 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   283           WFB        FRIS Chkn, LLC A-Note - CFC-01275 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   284           WFB        FRIS Chkn, LLC A-Note - CFC-01278 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   285           WFB        FRIS Chkn, LLC A-Note - CFC-01281 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   286           WFB        FRIS Chkn, LLC A-Note - CFC-01289 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   287           WFB        FRIS Chkn, LLC A-Note - CFC-01295 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   288           WFB        FRIS Chkn, LLC A-Note - CFC-01296 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   289           WFB        FRIS Chkn, LLC A-Note - CFC-01303 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   290           WFB        FRIS Chkn, LLC A-Note - CFC-01305 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   291           WFB        FRIS Chkn, LLC A-Note - CFC-01319 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   292           WFB        FRIS Chkn, LLC A-Note - CFC-01329 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   293           WFB        FRIS Chkn, LLC A-Note - CFC-01331 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   294           WFB        FRIS Chkn, LLC A-Note - CFC-01342 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   295           WFB        FRIS Chkn, LLC A-Note - CFC-01349 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   296           WFB        FRIS Chkn, LLC A-Note - CFC-01352 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   297           WFB        FRIS Chkn, LLC A-Note - CFC-01362 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   298           WFB        FRIS Chkn, LLC A-Note - CFC-01363 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   299           WFB        FRIS Chkn, LLC A-Note - CFC-01384 (VIII)    $609,375   05/29/2005   Cajun Operating Company
   300           WFB        FRIS Chkn, LLC A-Note - CFC-01386 (VIII)    $609,375   05/29/2005   Cajun Operating Company

-------------------------------------------------------------------------------------------------------------------
MORTGAGE        LEASE                                                 LEASE
LOAN NO.   EXPIRATION DATE   % NSF   SECOND LARGEST TENANT(13)   EXPIRATION DATE   % NSF   THIRD LARGEST TENANT(13)
-------------------------------------------------------------------------------------------------------------------

   226        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   227        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   228        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   229        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   230        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   231        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   232        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   233        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   234        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   235        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   236        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   237        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   238        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   239        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   240        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   241        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   242        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   243        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   244        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   245        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   246        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   247        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   248        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   249        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   250        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   251        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   252        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   253        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   254        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   255        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   256        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   257        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   258        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   259        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   260        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   261        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   262        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   263        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   264        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   265        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   266        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   267        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   268        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   269        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   270        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   271        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   272        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   273        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   274        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   275        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   276        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   277        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   278        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   279        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   280        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   281        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   282        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   283        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   284        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   285        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   286        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   287        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   288        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   289        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   290        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   291        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   292        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   293        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   294        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   295        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   296        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   297        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   298        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   299        12/27/2024     100.0%  NAP                               NAP          NAP    NAP
   300        12/27/2024     100.0%  NAP                               NAP          NAP    NAP

------------------------------------------------------------------------------------------------------------------
MORTGAGE        LEASE                   INSURANCE            TAX         CAPITAL EXPENDITURE          TI/LC
LOAN NO.   EXPIRATION DATE   % NSF   ESCROW IN PLACE   ESCROW IN PLACE   ESCROW IN PLACE(14)   ESCROW IN PLACE(15)
------------------------------------------------------------------------------------------------------------------

   226           NAP          NAP           No                No                  No                    No
   227           NAP          NAP           No                No                  No                    No
   228           NAP          NAP           No                No                  No                    No
   229           NAP          NAP           No                No                  No                    No
   230           NAP          NAP           No                No                  No                    No
   231           NAP          NAP           No                No                  No                    No
   232           NAP          NAP           No                No                  No                    No
   233           NAP          NAP           No                No                  No                    No
   234           NAP          NAP           No                No                  No                    No
   235           NAP          NAP           No                No                  No                    No
   236           NAP          NAP           No                No                  No                    No
   237           NAP          NAP           No                No                  No                    No
   238           NAP          NAP           No                No                  No                    No
   239           NAP          NAP           No                No                  No                    No
   240           NAP          NAP           No                No                  No                    No
   241           NAP          NAP           No                No                  No                    No
   242           NAP          NAP           No                No                  No                    No
   243           NAP          NAP           No                No                  No                    No
   244           NAP          NAP           No                No                  No                    No
   245           NAP          NAP           No                No                  No                    No
   246           NAP          NAP           No                No                  No                    No
   247           NAP          NAP           No                No                  No                    No
   248           NAP          NAP           No                No                  No                    No
   249           NAP          NAP           No                No                  No                    No
   250           NAP          NAP           No                No                  No                    No
   251           NAP          NAP           No                No                  No                    No
   252           NAP          NAP           No                No                  No                    No
   253           NAP          NAP           No                No                  No                    No
   254           NAP          NAP           No                No                  No                    No
   255           NAP          NAP           No                No                  No                    No
   256           NAP          NAP           No                No                  No                    No
   257           NAP          NAP           No                No                  No                    No
   258           NAP          NAP           No                No                  No                    No
   259           NAP          NAP           No                No                  No                    No
   260           NAP          NAP           No                No                  No                    No
   261           NAP          NAP           No                No                  No                    No
   262           NAP          NAP           No                No                  No                    No
   263           NAP          NAP           No                No                  No                    No
   264           NAP          NAP           No                No                  No                    No
   265           NAP          NAP           No                No                  No                    No
   266           NAP          NAP           No                No                  No                    No
   267           NAP          NAP           No                No                  No                    No
   268           NAP          NAP           No                No                  No                    No
   269           NAP          NAP           No                No                  No                    No
   270           NAP          NAP           No                No                  No                    No
   271           NAP          NAP           No                No                  No                    No
   272           NAP          NAP           No                No                  No                    No
   273           NAP          NAP           No                No                  No                    No
   274           NAP          NAP           No                No                  No                    No
   275           NAP          NAP           No                No                  No                    No
   276           NAP          NAP           No                No                  No                    No
   277           NAP          NAP           No                No                  No                    No
   278           NAP          NAP           No                No                  No                    No
   279           NAP          NAP           No                No                  No                    No
   280           NAP          NAP           No                No                  No                    No
   281           NAP          NAP           No                No                  No                    No
   282           NAP          NAP           No                No                  No                    No
   283           NAP          NAP           No                No                  No                    No
   284           NAP          NAP           No                No                  No                    No
   285           NAP          NAP           No                No                  No                    No
   286           NAP          NAP           No                No                  No                    No
   287           NAP          NAP           No                No                  No                    No
   288           NAP          NAP           No                No                  No                    No
   289           NAP          NAP           No                No                  No                    No
   290           NAP          NAP           No                No                  No                    No
   291           NAP          NAP           No                No                  No                    No
   292           NAP          NAP           No                No                  No                    No
   293           NAP          NAP           No                No                  No                    No
   294           NAP          NAP           No                No                  No                    No
   295           NAP          NAP           No                No                  No                    No
   296           NAP          NAP           No                No                  No                    No
   297           NAP          NAP           No                No                  No                    No
   298           NAP          NAP           No                No                  No                    No
   299           NAP          NAP           No                No                  No                    No
   300           NAP          NAP           No                No                  No                    No

--------------------------------------------------------------------------------------------------------------
MORTGAGE                       OTHER                             SPRINGING         INITIAL CAPITAL EXPENDITURE
LOAN NO.              ESCROW DESCRIPTION(16)              ESCROW DESCRIPTION(17)      ESCROW REQUIREMENT(18)
--------------------------------------------------------------------------------------------------------------

   226     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   227     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   228     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   229     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   230     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   231     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   232     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   233     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   234     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   235     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   236     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   237     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   238     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   239     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   240     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   241     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   242     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   243     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   244     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   245     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   246     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   247     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   248     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   249     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   250     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   251     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   252     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   253     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   254     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   255     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   256     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   257     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   258     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   259     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   260     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   261     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   262     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   263     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   264     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   265     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   266     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   267     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   268     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   269     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   270     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   271     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   272     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   273     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   274     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   275     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   276     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   277     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   278     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   279     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   280     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   281     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   282     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   283     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   284     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   285     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   286     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   287     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   288     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   289     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   290     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   291     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   292     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   293     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   294     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   295     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   296     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   297     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   298     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   299     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   300     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0

----------------------------------------------------------------------------------------------------------------------
MORTGAGE   MONTHLY CAPITAL EXPENDITURE   CURRENT CAPITAL EXPENDITURE            INITIAL TI/LC            MONTHLY TI/LC
LOAN NO.        ESCROW REQUIREMENT(19)            ESCROW BALANCE(20)   ESCROW REQUIREMENT(21)   ESCROW REQUIREMENT(22)
----------------------------------------------------------------------------------------------------------------------

   226                              $0                            $0                       $0                       $0
   227                              $0                            $0                       $0                       $0
   228                              $0                            $0                       $0                       $0
   229                              $0                            $0                       $0                       $0
   230                              $0                            $0                       $0                       $0
   231                              $0                            $0                       $0                       $0
   232                              $0                            $0                       $0                       $0
   233                              $0                            $0                       $0                       $0
   234                              $0                            $0                       $0                       $0
   235                              $0                            $0                       $0                       $0
   236                              $0                            $0                       $0                       $0
   237                              $0                            $0                       $0                       $0
   238                              $0                            $0                       $0                       $0
   239                              $0                            $0                       $0                       $0
   240                              $0                            $0                       $0                       $0
   241                              $0                            $0                       $0                       $0
   242                              $0                            $0                       $0                       $0
   243                              $0                            $0                       $0                       $0
   244                              $0                            $0                       $0                       $0
   245                              $0                            $0                       $0                       $0
   246                              $0                            $0                       $0                       $0
   247                              $0                            $0                       $0                       $0
   248                              $0                            $0                       $0                       $0
   249                              $0                            $0                       $0                       $0
   250                              $0                            $0                       $0                       $0
   251                              $0                            $0                       $0                       $0
   252                              $0                            $0                       $0                       $0
   253                              $0                            $0                       $0                       $0
   254                              $0                            $0                       $0                       $0
   255                              $0                            $0                       $0                       $0
   256                              $0                            $0                       $0                       $0
   257                              $0                            $0                       $0                       $0
   258                              $0                            $0                       $0                       $0
   259                              $0                            $0                       $0                       $0
   260                              $0                            $0                       $0                       $0
   261                              $0                            $0                       $0                       $0
   262                              $0                            $0                       $0                       $0
   263                              $0                            $0                       $0                       $0
   264                              $0                            $0                       $0                       $0
   265                              $0                            $0                       $0                       $0
   266                              $0                            $0                       $0                       $0
   267                              $0                            $0                       $0                       $0
   268                              $0                            $0                       $0                       $0
   269                              $0                            $0                       $0                       $0
   270                              $0                            $0                       $0                       $0
   271                              $0                            $0                       $0                       $0
   272                              $0                            $0                       $0                       $0
   273                              $0                            $0                       $0                       $0
   274                              $0                            $0                       $0                       $0
   275                              $0                            $0                       $0                       $0
   276                              $0                            $0                       $0                       $0
   277                              $0                            $0                       $0                       $0
   278                              $0                            $0                       $0                       $0
   279                              $0                            $0                       $0                       $0
   280                              $0                            $0                       $0                       $0
   281                              $0                            $0                       $0                       $0
   282                              $0                            $0                       $0                       $0
   283                              $0                            $0                       $0                       $0
   284                              $0                            $0                       $0                       $0
   285                              $0                            $0                       $0                       $0
   286                              $0                            $0                       $0                       $0
   287                              $0                            $0                       $0                       $0
   288                              $0                            $0                       $0                       $0
   289                              $0                            $0                       $0                       $0
   290                              $0                            $0                       $0                       $0
   291                              $0                            $0                       $0                       $0
   292                              $0                            $0                       $0                       $0
   293                              $0                            $0                       $0                       $0
   294                              $0                            $0                       $0                       $0
   295                              $0                            $0                       $0                       $0
   296                              $0                            $0                       $0                       $0
   297                              $0                            $0                       $0                       $0
   298                              $0                            $0                       $0                       $0
   299                              $0                            $0                       $0                       $0
   300                              $0                            $0                       $0                       $0

------------------------------------------------------------------------------------------------------------------------
                                                                                             PREPAYMENT CODE(25)
MORTGAGE        CURRENT TI/LC     ENVIRONMENTAL       INTEREST                      ------------------------------------
LOAN NO.   ESCROW BALANCE(23)       INSURANCE      ACCRUAL METHOD   SEASONING(24)   LO   DEF   DEF/YM1   YM1   YM   OPEN
------------------------------------------------------------------------------------------------------------------------

   226                     $0   Yes - Individual     Actual/360           3         36    80                           4
   227                     $0   Yes - Individual     Actual/360           3         36    80                           4
   228                     $0   Yes - Individual     Actual/360           3         36    80                           4
   229                     $0   Yes - Individual     Actual/360           3         36    80                           4
   230                     $0   Yes - Individual     Actual/360           3         36    80                           4
   231                     $0   Yes - Individual     Actual/360           3         36    80                           4
   232                     $0   Yes - Individual     Actual/360           3         36    80                           4
   233                     $0   Yes - Individual     Actual/360           3         36    80                           4
   234                     $0   Yes - Individual     Actual/360           3         36    80                           4
   235                     $0   Yes - Individual     Actual/360           3         36    80                           4
   236                     $0   Yes - Individual     Actual/360           3         36    80                           4
   237                     $0   Yes - Individual     Actual/360           3         36    80                           4
   238                     $0   Yes - Individual     Actual/360           3         36    80                           4
   239                     $0   Yes - Individual     Actual/360           3         36    80                           4
   240                     $0   Yes - Individual     Actual/360           3         36    80                           4
   241                     $0   Yes - Individual     Actual/360           3         36    80                           4
   242                     $0   Yes - Individual     Actual/360           3         36    80                           4
   243                     $0   Yes - Individual     Actual/360           3         36    80                           4
   244                     $0   Yes - Individual     Actual/360           3         36    80                           4
   245                     $0   Yes - Individual     Actual/360           3         36    80                           4
   246                     $0   Yes - Individual     Actual/360           3         36    80                           4
   247                     $0   Yes - Individual     Actual/360           3         36    80                           4
   248                     $0   Yes - Individual     Actual/360           3         36    80                           4
   249                     $0   Yes - Individual     Actual/360           3         36    80                           4
   250                     $0   Yes - Individual     Actual/360           3         36    80                           4
   251                     $0   Yes - Individual     Actual/360           3         36    80                           4
   252                     $0   Yes - Individual     Actual/360           3         36    80                           4
   253                     $0   Yes - Individual     Actual/360           3         36    80                           4
   254                     $0   Yes - Individual     Actual/360           3         36    80                           4
   255                     $0   Yes - Individual     Actual/360           3         36    80                           4
   256                     $0   Yes - Individual     Actual/360           3         36    80                           4
   257                     $0   Yes - Individual     Actual/360           3         36    80                           4
   258                     $0   Yes - Individual     Actual/360           3         36    80                           4
   259                     $0   Yes - Individual     Actual/360           3         36    80                           4
   260                     $0   Yes - Individual     Actual/360           3         36    80                           4
   261                     $0   Yes - Individual     Actual/360           3         36    80                           4
   262                     $0   Yes - Individual     Actual/360           3         36    80                           4
   263                     $0   Yes - Individual     Actual/360           3         36    80                           4
   264                     $0   Yes - Individual     Actual/360           3         36    80                           4
   265                     $0   Yes - Individual     Actual/360           3         36    80                           4
   266                     $0   Yes - Individual     Actual/360           3         36    80                           4
   267                     $0   Yes - Individual     Actual/360           3         36    80                           4
   268                     $0   Yes - Individual     Actual/360           3         36    80                           4
   269                     $0   Yes - Individual     Actual/360           3         36    80                           4
   270                     $0   Yes - Individual     Actual/360           3         36    80                           4
   271                     $0   Yes - Individual     Actual/360           3         36    80                           4
   272                     $0   Yes - Individual     Actual/360           3         36    80                           4
   273                     $0   Yes - Individual     Actual/360           3         36    80                           4
   274                     $0   Yes - Individual     Actual/360           3         36    80                           4
   275                     $0   Yes - Individual     Actual/360           3         36    80                           4
   276                     $0   Yes - Individual     Actual/360           3         36    80                           4
   277                     $0   Yes - Individual     Actual/360           3         36    80                           4
   278                     $0   Yes - Individual     Actual/360           3         36    80                           4
   279                     $0   Yes - Individual     Actual/360           3         36    80                           4
   280                     $0   Yes - Individual     Actual/360           3         36    80                           4
   281                     $0   Yes - Individual     Actual/360           3         36    80                           4
   282                     $0   Yes - Individual     Actual/360           3         36    80                           4
   283                     $0   Yes - Individual     Actual/360           3         36    80                           4
   284                     $0   Yes - Individual     Actual/360           3         36    80                           4
   285                     $0   Yes - Individual     Actual/360           3         36    80                           4
   286                     $0   Yes - Individual     Actual/360           3         36    80                           4
   287                     $0   Yes - Individual     Actual/360           3         36    80                           4
   288                     $0   Yes - Individual     Actual/360           3         36    80                           4
   289                     $0   Yes - Individual     Actual/360           3         36    80                           4
   290                     $0   Yes - Individual     Actual/360           3         36    80                           4
   291                     $0   Yes - Individual     Actual/360           3         36    80                           4
   292                     $0   Yes - Individual     Actual/360           3         36    80                           4
   293                     $0   Yes - Individual     Actual/360           3         36    80                           4
   294                     $0   Yes - Individual     Actual/360           3         36    80                           4
   295                     $0   Yes - Individual     Actual/360           3         36    80                           4
   296                     $0   Yes - Individual     Actual/360           3         36    80                           4
   297                     $0   Yes - Individual     Actual/360           3         36    80                           4
   298                     $0   Yes - Individual     Actual/360           3         36    80                           4
   299                     $0   Yes - Individual     Actual/360           3         36    80                           4
   300                     $0   Yes - Individual     Actual/360           3         36    80                           4

--------------------------------------------------
MORTGAGE       YM        ADMINISTRATIVE   MORTGAGE
LOAN NO.   FORMULA(26)    COST RATE(27)   LOAN NO.
--------------------------------------------------

   226                       20.175          226
   227                       20.175          227
   228                       20.175          228
   229                       20.175          229
   230                       20.175          230
   231                       20.175          231
   232                       20.175          232
   233                       20.175          233
   234                       20.175          234
   235                       20.175          235
   236                       20.175          236
   237                       20.175          237
   238                       20.175          238
   239                       20.175          239
   240                       20.175          240
   241                       20.175          241
   242                       20.175          242
   243                       20.175          243
   244                       20.175          244
   245                       20.175          245
   246                       20.175          246
   247                       20.175          247
   248                       20.175          248
   249                       20.175          249
   250                       20.175          250
   251                       20.175          251
   252                       20.175          252
   253                       20.175          253
   254                       20.175          254
   255                       20.175          255
   256                       20.175          256
   257                       20.175          257
   258                       20.175          258
   259                       20.175          259
   260                       20.175          260
   261                       20.175          261
   262                       20.175          262
   263                       20.175          263
   264                       20.175          264
   265                       20.175          265
   266                       20.175          266
   267                       20.175          267
   268                       20.175          268
   269                       20.175          269
   270                       20.175          270
   271                       20.175          271
   272                       20.175          272
   273                       20.175          273
   274                       20.175          274
   275                       20.175          275
   276                       20.175          276
   277                       20.175          277
   278                       20.175          278
   279                       20.175          279
   280                       20.175          280
   281                       20.175          281
   282                       20.175          282
   283                       20.175          283
   284                       20.175          284
   285                       20.175          285
   286                       20.175          286
   287                       20.175          287
   288                       20.175          288
   289                       20.175          289
   290                       20.175          290
   291                       20.175          291
   292                       20.175          292
   293                       20.175          293
   294                       20.175          294
   295                       20.175          295
   296                       20.175          296
   297                       20.175          297
   298                       20.175          298
   299                       20.175          299
   300                       20.175          300


APPENDIX II

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



------------------------------------------------------------------------------------------------------
MORTGAGE     CMSA         CMSA       MORTGAGE          LOAN
LOAN NO.   LOAN NO.   PROPERTY NO.   LOAN SELLER(1)   GROUP   PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------

  301                    24-0120     WFB                1     FRIS Chkn, LLC A-Note - CFC-01391 (VIII)
  302                    24-0121     WFB                1     FRIS Chkn, LLC A-Note - CFC-01394 (VIII)
  303                    24-0122     WFB                1     FRIS Chkn, LLC A-Note - CFC-01401 (VIII)
  304                    24-0123     WFB                1     FRIS Chkn, LLC A-Note - CFC-01423 (VIII)
  305                    24-0124     WFB                1     FRIS Chkn, LLC A-Note - CFC-01427 (VIII)
  306                    24-0125     WFB                1     FRIS Chkn, LLC A-Note - CFC-01435 (VIII)
  307                    24-0126     WFB                1     FRIS Chkn, LLC A-Note - CFC-01442 (VIII)
  308                    24-0127     WFB                1     FRIS Chkn, LLC A-Note - CFC-01463 (VIII)
  309                    24-0128     WFB                1     FRIS Chkn, LLC A-Note - CFC-01501 (VIII)
  310                    24-0129     WFB                1     FRIS Chkn, LLC A-Note - CFC-01536 (VIII)
  311                    24-0130     WFB                1     FRIS Chkn, LLC A-Note - CFC-01562 (VIII)
  312                    24-0131     WFB                1     FRIS Chkn, LLC A-Note - CFC-01564 (VIII)
  313                    24-0132     WFB                1     FRIS Chkn, LLC A-Note - CFC-01570 (VIII)
  314                    24-0133     WFB                1     FRIS Chkn, LLC A-Note - CFC-01615 (VIII)
  315                    24-0134     WFB                1     FRIS Chkn, LLC A-Note - CFC-01619 (VIII)
  316                    24-0135     WFB                1     FRIS Chkn, LLC A-Note - CFC-01671 (VIII)
  317                    24-0136     WFB                1     FRIS Chkn, LLC A-Note - CFC-01675 (VIII)
  318                    24-0137     WFB                1     FRIS Chkn, LLC A-Note - CFC-03060 (VIII)
  319                    24-0138     WFB                1     FRIS Chkn, LLC A-Note - CFC-03280 (VIII)
  320                    24-0139     WFB                1     FRIS Chkn, LLC A-Note - CFC-04131 (VIII)
  321                    24-0140     WFB                1     FRIS Chkn, LLC A-Note - CFC-04141 (VIII)
  322                    24-0141     WFB                1     FRIS Chkn, LLC A-Note - CFC-04142 (VIII)
  323                    24-0142     WFB                1     FRIS Chkn, LLC A-Note - CFC-04313 (VIII)
  324                    24-0143     WFB                1     FRIS Chkn, LLC A-Note - CFC-04478 (VIII)
  325                    24-0144     WFB                1     FRIS Chkn, LLC A-Note - CFC-04556 (VIII)
  326                    24-0145     WFB                1     FRIS Chkn, LLC A-Note - CFC-04577 (VIII)
  327                    24-0146     WFB                1     FRIS Chkn, LLC A-Note - CFC-04599 (VIII)
  328                    24-0147     WFB                1     FRIS Chkn, LLC A-Note - CFC-04608 (VIII)
  329                    24-0148     WFB                1     FRIS Chkn, LLC A-Note - CFC-04609 (VIII)
  330                    24-0149     WFB                1     FRIS Chkn, LLC A-Note - CFC-04673 (VIII)
  331                    24-0150     WFB                1     FRIS Chkn, LLC A-Note - CFC-04757 (VIII)
  332                    24-0151     WFB                1     FRIS Chkn, LLC A-Note - CFC-04988 (VIII)
  333                    24-0152     WFB                1     FRIS Chkn, LLC A-Note - CFC-05297 (VIII)
  334                    24-0153     WFB                1     FRIS Chkn, LLC A-Note - CFC-05338 (VIII)
  335                    24-0154     WFB                1     FRIS Chkn, LLC A-Note - CFC-05342 (VIII)
  336                    24-0155     WFB                1     FRIS Chkn, LLC A-Note - CFC-05566 (VIII)
  337                    24-0156     WFB                1     FRIS Chkn, LLC A-Note - CFC-05889 (VIII)
  338                    24-0157     WFB                1     FRIS Chkn, LLC A-Note - CFC-07384 (VIII)
  339                    24-0158     WFB                1     FRIS Chkn, LLC A-Note - CFC-08560 (VIII)
  340                    24-0159     WFB                1     FRIS Chkn, LLC A-Note - CFC-08769 (VIII)
  341                    24-0160     WFB                1     FRIS Chkn, LLC A-Note - CFC-00003 (VIII)
  342                    24-0161     WFB                1     FRIS Chkn, LLC A-Note - CFC-00008 (VIII)
  343                    24-0162     WFB                1     FRIS Chkn, LLC A-Note - CFC-00022 (VIII)
  344                    24-0163     WFB                1     FRIS Chkn, LLC A-Note - CFC-00024 (VIII)
  345                    24-0164     WFB                1     FRIS Chkn, LLC A-Note - CFC-00025 (VIII)
  346                    24-0165     WFB                1     FRIS Chkn, LLC A-Note - CFC-00031 (VIII)
  347                    24-0166     WFB                1     FRIS Chkn, LLC A-Note - CFC-00034 (VIII)
  348                    24-0167     WFB                1     FRIS Chkn, LLC A-Note - CFC-00048 (VIII)
  349                    24-0168     WFB                1     FRIS Chkn, LLC A-Note - CFC-00055 (VIII)
  350                    24-0169     WFB                1     FRIS Chkn, LLC A-Note - CFC-00056 (VIII)
  351                    24-0170     WFB                1     FRIS Chkn, LLC A-Note - CFC-00057 (VIII)
  352                    24-0171     WFB                1     FRIS Chkn, LLC A-Note - CFC-00068 (VIII)
  353                    24-0172     WFB                1     FRIS Chkn, LLC A-Note - CFC-00073 (VIII)
  354                    24-0173     WFB                1     FRIS Chkn, LLC A-Note - CFC-00080 (VIII)
  355                    24-0174     WFB                1     FRIS Chkn, LLC A-Note - CFC-00087 (VIII)
  356                    24-0175     WFB                1     FRIS Chkn, LLC A-Note - CFC-00127 (VIII)
  357                    24-0176     WFB                1     FRIS Chkn, LLC A-Note - CFC-00129 (VIII)
  358                    24-0177     WFB                1     FRIS Chkn, LLC A-Note - CFC-00131 (VIII)
  359                    24-0178     WFB                1     FRIS Chkn, LLC A-Note - CFC-00136 (VIII)
  360                    24-0179     WFB                1     FRIS Chkn, LLC A-Note - CFC-00142 (VIII)
  361                    24-0180     WFB                1     FRIS Chkn, LLC A-Note - CFC-00145 (VIII)
  362                    24-0181     WFB                1     FRIS Chkn, LLC A-Note - CFC-00168 (VIII)
  363                    24-0182     WFB                1     FRIS Chkn, LLC A-Note - CFC-00173 (VIII)
  364                    24-0183     WFB                1     FRIS Chkn, LLC A-Note - CFC-00190 (VIII)
  365                    24-0184     WFB                1     FRIS Chkn, LLC A-Note - CFC-00193 (VIII)
  366                    24-0185     WFB                1     FRIS Chkn, LLC A-Note - CFC-00196 (VIII)
  367                    24-0186     WFB                1     FRIS Chkn, LLC A-Note - CFC-00197 (VIII)
  368                    24-0187     WFB                1     FRIS Chkn, LLC A-Note - CFC-00199 (VIII)
  369                    24-0188     WFB                1     FRIS Chkn, LLC A-Note - CFC-00217 (VIII)
  370                    24-0189     WFB                1     FRIS Chkn, LLC A-Note - CFC-00236 (VIII)
  371                    24-0190     WFB                1     FRIS Chkn, LLC A-Note - CFC-00239 (VIII)
  372                    24-0191     WFB                1     FRIS Chkn, LLC A-Note - CFC-00254 (VIII)
  373                    24-0192     WFB                1     FRIS Chkn, LLC A-Note - CFC-00283 (VIII)
  374         25          25-001     MSMC               1     Newington Commons
  375         26          26-001     PMCF               1     Sherwood Gardens Shopping Center

--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.   STREET ADDRESS                    CITY             STATE   ZIP CODE   PROPERTY TYPE   PROPERTY SUB-TYPE   UNITS/SF(3)
--------------------------------------------------------------------------------------------------------------------------------

  301      2205 Nolana Ave.                  Mcallen          TX       78504     Retail          Free Standing             1,336
  302      2000 Toler Rd                     Longview         TX       75605     Retail          Free Standing             1,169
  303      901 E. Main St.                   Grand Prairie    TX       75050     Retail          Free Standing             1,496
  304      820 E. University Dr.             Edinburg         TX       78539     Retail          Free Standing             1,924
  305      100 Vineville St                  Fort Valley      GA       31030     Retail          Free Standing             1,176
  306      9010 N.E. 23rd St.                Midwest City     OK       73141     Retail          Free Standing             1,350
  307      1104 FM 802                       Brownsville      TX       78526     Retail          Free Standing               420
  308      419 Hwy 35 N Bypass               Port Lavaca      TX       77979     Retail          Free Standing             1,750
  309      358 Live Oak St.                  Marlin           TX       76661     Retail          Free Standing             1,274
  310      535 W. Elizabeth St.              Brownsville      TX       78520     Retail          Free Standing             1,428
  311      207 Grant St.                     Roma             TX       78584     Retail          Free Standing             1,512
  312      5602 Broadway Blvd                Garland          TX       75043     Retail          Free Standing             1,280
  313      1801 E. Riverside Drive           Austin           TX       78741     Retail          Free Standing             1,758
  314      2423 Commercial Ave.              San Antonio      TX       78221     Retail          Free Standing               576
  315      11913 Lake June Rd.               Balch Springs    TX       75180     Retail          Free Standing             1,945
  316      1505 State Street                 Greensboro       AL       36744     Retail          Free Standing               787
  317      1702 E. Broadway St.              Lubbock          TX       79403     Retail          Free Standing               950
  318      1308 North Texas Blvd             Weslaco          TX       78596     Retail          Free Standing             1,575
  319      151 W. Bitters                    San Antonio      TX       78216     Retail          Free Standing             2,378
  320      327 W. Northside Drive            Jackson          MS       39206     Retail          Free Standing             1,472
  321      801 South Jackson Rd.             Pharr            TX       78577     Retail          Free Standing             1,800
  322      2020 E. Beltline Road             Carrollton       TX       75006     Retail          Free Standing             1,934
  323      4428 SE 44th St.                  Oklahoma City    OK       73135     Retail          Free Standing             1,500
  324      3515 Day Street                   Montgomery       AL       36108     Retail          Free Standing             1,560
  325      7650 Glenview Drive               Richland Hills   TX       76180     Retail          Free Standing             1,100
  326      4604 East Broadway St.            N. Little Rock   AR       72117     Retail          Free Standing             1,230
  327      808 E. Battle Street              Talladega        AL       35160     Retail          Free Standing             1,232
  328      2408 East South Blvd.             Montgomery       AL       36116     Retail          Free Standing             1,230
  329      4770 Mobile Highway               Montgomery       AL       36108     Retail          Free Standing             1,230
  330      1668 Sycamore View Road           Memphis          TN       38134     Retail          Free Standing             1,230
  331      2516 Inwood Road                  Dallas           TX       75235     Retail          Free Standing             1,100
  332      785 Division Street               Biloxi           MS       39530     Retail          Free Standing             1,200
  333      3061 Terry Road                   Jackson          MS       39212     Retail          Free Standing             1,200
  334      4826 Southmost Rd.                Brownsville      TX       78521     Retail          Free Standing             1,784
  335      728 N. Galloway Ave.              Mesquite         TX       75149     Retail          Free Standing             1,945
  336      500 South International Blvd.     Hidalgo          TX       78557     Retail          Free Standing             2,600
  337      7460 E 14th St.                   Brownsville      TX       78521     Retail          Free Standing             1,723
  338      1748 Highway 100                  Port Isabel      TX       78578     Retail          Free Standing             2,123
  339      716 North Main St                 La Feria         TX       78559     Retail          Free Standing             2,123
  340      905 Avenue Q                      Lubbock          TX       79401     Retail          Free Standing             2,123
  341      430 S. New Braunfels Ave.         San Antonio      TX       78203     Retail          Free Standing             5,468
  342      1923 Goliad Rd                    San Antonio      TX       78223     Retail          Free Standing               638
  343      1702 Guadalupe St.                Laredo           TX       78043     Retail          Free Standing             1,590
  344      510 W. Oltorf St.                 Austin           TX       78704     Retail          Free Standing               886
  345      1150 Airport Blvd.                Austin           TX       78702     Retail          Free Standing             1,945
  346      501 N. O'Connor Rd                Irving           TX       75061     Retail          Free Standing               780
  347      2019 Singleton Blvd               Dallas           TX       75212     Retail          Free Standing               780
  348      3420 San Bernardo Ave.            Laredo           TX       78040     Retail          Free Standing             1,180
  349      2120 W. Seminary Dr.              Fort Worth       TX       76115     Retail          Free Standing             1,430
  350      7848 N. Oracle Rd.                Tucson           AZ       85704     Retail          Free Standing             1,155
  351      11500 Blue Ridge Blvd.            Kansas City      MO       64134     Retail          Free Standing             1,395
  352      1000 East Abram St.               Arlington        TX       76010     Retail          Free Standing               787
  353      1318 S. WW White Rd               San Antonio      TX       78220     Retail          Free Standing               800
  354      3605 S. Lancaster Rd              Dallas           TX       75216     Retail          Free Standing               852
  355      200 Cleveland Ave, SW             Atlanta          GA       30315     Retail          Free Standing             1,350
  356      1515 S. Valley Mills Dr.          Waco             TX       76711     Retail          Free Standing             1,196
  357      2515 East 12th Street             Kansas City      MO       64127     Retail          Free Standing             1,080
  358      3900 Indiana Ave.                 Kansas City      MO       64130     Retail          Free Standing             1,245
  359      5500 Prospect Avenue              Kansas City      MO       64130     Retail          Free Standing             1,110
  360      3052 Jefferson Avenue, SW         Birmingham       AL       35211     Retail          Free Standing             1,750
  361      402 W. Valencia Rd.               Tucson           AZ       85706     Retail          Free Standing             1,106
  362      1405 Moreland Ave. SE             Atlanta          GA       30316     Retail          Free Standing             1,176
  363      2324 29th Avenue,                 Birmingham       AL       35207     Retail          Free Standing               787
  364      3344 Lackland Rd                  Fort Worth       TX       76116     Retail          Free Standing             1,406
  365      1822 S. Zarzamora St.             San Antonio      TX       78207     Retail          Free Standing               780
  366      1819 N. 10th Street               Mcallen          TX       78501     Retail          Free Standing             1,144
  367      205 W. Hwy 83                     Weslaco          TX       78596     Retail          Free Standing             1,300
  368      2442 Summer Avenue                Memphis          TN       38112     Retail          Free Standing             1,134
  369      2501 E. Ensley Avenue             Birmingham       AL       35211     Retail          Free Standing             1,130
  370      1222 Central Avenue               Kansas City      KS       66102     Retail          Free Standing               940
  371      3900 NE 28th Street               Haltom City      TX       76111     Retail          Free Standing               950
  372      1401 Dr. Martin Luther King Dr.   Little Rock      AR       72202     Retail          Free Standing               945
  373      5423 W. 12th Street               Little Rock      AR       72204     Retail          Free Standing               945
  374      150, 172-206 Kitts Lane           Newington        CT       06111     Retail          Anchored                189,724
  375      903-1057 North Main Street        Salinas          CA       93906     Retail          Anchored                181,921

-----------------------------------------------------------------------------------------------------------------------
MORTGAGE                                   PERCENT    PERCENT LEASED                                         RELATED
LOAN NO.    YEAR BUILT   YEAR RENOVATED   LEASED(4)    AS OF DATE(4)   SECURITY TYPE(5)   LIEN POSITION   BORROWER LIST
-----------------------------------------------------------------------------------------------------------------------

  301         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  302         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  303         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  304         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  305         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  306         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  307         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  308         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  309         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  310         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  311         1985             NAP          100.0%      04/12/2005           Fee              First            NAP
  312         1986             NAP          100.0%      04/12/2005           Fee              First            NAP
  313         1986             NAP          100.0%      04/12/2005           Fee              First            NAP
  314         1986             NAP          100.0%      04/12/2005           Fee              First            NAP
  315         1986             NAP          100.0%      04/12/2005           Fee              First            NAP
  316         1986             NAP          100.0%      04/12/2005           Fee              First            NAP
  317         1986             NAP          100.0%      04/12/2005           Fee              First            NAP
  318         1990             NAP          100.0%      04/12/2005           Fee              First            NAP
  319         1993             NAP          100.0%      04/12/2005           Fee              First            NAP
  320         1998             NAP          100.0%      04/12/2005           Fee              First            NAP
  321         1997             NAP          100.0%      04/12/2005           Fee              First            NAP
  322         1997             NAP          100.0%      04/12/2005           Fee              First            NAP
  323         1998             NAP          100.0%      04/12/2005           Fee              First            NAP
  324         1998             NAP          100.0%      04/12/2005           Fee              First            NAP
  325         1999             NAP          100.0%      04/12/2005           Fee              First            NAP
  326         1999             NAP          100.0%      04/12/2005           Fee              First            NAP
  327         1998             NAP          100.0%      04/12/2005           Fee              First            NAP
  328         1999             NAP          100.0%      04/12/2005           Fee              First            NAP
  329         1999             NAP          100.0%      04/12/2005           Fee              First            NAP
  330         1999             NAP          100.0%      04/12/2005           Fee              First            NAP
  331         1999             NAP          100.0%      04/12/2005           Fee              First            NAP
  332         2000             NAP          100.0%      04/12/2005           Fee              First            NAP
  333         2000             NAP          100.0%      04/12/2005           Fee              First            NAP
  334         2000             NAP          100.0%      04/12/2005           Fee              First            NAP
  335         2001             NAP          100.0%      04/12/2005           Fee              First            NAP
  336         2001             NAP          100.0%      04/12/2005           Fee              First            NAP
  337         2002             NAP          100.0%      04/12/2005           Fee              First            NAP
  338         2004             NAP          100.0%      04/12/2005           Fee              First            NAP
  339         2003             NAP          100.0%      04/12/2005           Fee              First            NAP
  340         2003             NAP          100.0%      04/12/2005           Fee              First            NAP
  341         1965             NAP          100.0%      04/12/2005           Fee              First            NAP
  342         1967             NAP          100.0%      04/12/2005           Fee              First            NAP
  343         1966             NAP          100.0%      04/12/2005           Fee              First            NAP
  344         1967             NAP          100.0%      04/12/2005           Fee              First            NAP
  345         2003             NAP          100.0%      04/12/2005           Fee              First            NAP
  346         1967             NAP          100.0%      04/12/2005           Fee              First            NAP
  347         1968             NAP          100.0%      04/12/2005           Fee              First            NAP
  348         1968             NAP          100.0%      04/12/2005           Fee              First            NAP
  349         1965             NAP          100.0%      04/12/2005           Fee              First            NAP
  350         1980             NAP          100.0%      04/12/2005           Fee              First            NAP
  351         1996             NAP          100.0%      04/12/2005           Fee              First            NAP
  352         1968             NAP          100.0%      04/12/2005           Fee              First            NAP
  353         1968             NAP          100.0%      04/12/2005           Fee              First            NAP
  354         1969             NAP          100.0%      04/12/2005           Fee              First            NAP
  355         1980             NAP          100.0%      04/12/2005           Fee              First            NAP
  356         1969             NAP          100.0%      04/12/2005           Fee              First            NAP
  357         1996             NAP          100.0%      04/12/2005           Fee              First            NAP
  358         1996             NAP          100.0%      04/12/2005           Fee              First            NAP
  359         1996             NAP          100.0%      04/12/2005           Fee              First            NAP
  360         1981             NAP          100.0%      04/12/2005           Fee              First            NAP
  361         1981             NAP          100.0%      04/12/2005           Fee              First            NAP
  362         1981             NAP          100.0%      04/12/2005           Fee              First            NAP
  363         1970             NAP          100.0%      04/12/2005           Fee              First            NAP
  364         1970             NAP          100.0%      04/12/2005           Fee              First            NAP
  365         1970             NAP          100.0%      04/12/2005           Fee              First            NAP
  366         1992             NAP          100.0%      04/12/2005           Fee              First            NAP
  367         1970             NAP          100.0%      04/12/2005           Fee              First            NAP
  368         1979             NAP          100.0%      04/12/2005           Fee              First            NAP
  369         1970             NAP          100.0%      04/12/2005           Fee              First            NAP
  370         1996             NAP          100.0%      04/12/2005           Fee              First            NAP
  371         1970             NAP          100.0%      04/12/2005           Fee              First            NAP
  372         1970             NAP          100.0%      04/12/2005           Fee              First            NAP
  373         1971             NAP          100.0%      04/12/2005           Fee              First            NAP
  374      1995 - 1996         NAP          100.0%      03/31/2005           Fee              First            NAP
  375         1957            1986           98.0%      04/20/2005           Fee              First            NAP

----------------------------------------------------------------------------------------------------------------------------
MORTGAGE      ORIGINAL   CUT-OFF DATE   CUT-OFF DATE BALANCE                   FIRST PAYMENT   FIRST PAYMENT
LOAN NO.       BALANCE    BALANCE(6)      PER UNIT OR SF(7)      NOTE DATE       DATE (P&I)      DATE (IO)     MATURITY DATE
----------------------------------------------------------------------------------------------------------------------------

  301      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  302      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  303      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  304      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  305      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  306      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  307      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  308      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  309      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  310      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  311      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  312      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  313      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  314      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  315      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  316      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  317      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  318      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  319      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  320      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  321      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  322      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  323      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  324      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  325      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  326      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  327      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  328      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  329      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  330      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  331      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  332      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  333      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  334      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  335      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  336      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  337      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  338      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  339      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  340      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  341      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  342      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  343      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  344      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  345      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  346      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  347      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  348      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  349      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  350      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  351      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  352      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  353      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  354      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  355      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  356      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  357      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  358      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  359      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  360      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  361      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  362      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  363      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  364      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  365      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  366      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  367      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  368      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  369      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  370      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  371      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  372      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  373      $   130,208    $   129,703                   $203     04/12/2005      06/01/2005          NAP         05/01/2015
  374      $24,500,000    $24,500,000                   $129     01/24/2005      02/01/2007      02/01/2005      01/01/2015
  375      $20,000,000    $19,979,733                   $110     07/01/2005      08/05/2005          NAP         07/05/2015

-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE     GRACE                LOCKBOX    LOCKBOX   ORIGINAL TERM   REMAINING TERM      ORIGINAL       REMAINING    MORTGAGE
LOAN NO.   PERIOD(8)   ARD LOAN    STATUS      TYPE     TO MATURITY     TO MATURITY     AMORT. TERM(9)   AMORT. TERM       RATE
-------------------------------------------------------------------------------------------------------------------------------

  301          5          No      In-Place      Hard       120             117               300            297         6.190%
  302          5          No      In-Place      Hard       120             117               300            297         6.190%
  303          5          No      In-Place      Hard       120             117               300            297         6.190%
  304          5          No      In-Place      Hard       120             117               300            297         6.190%
  305          5          No      In-Place      Hard       120             117               300            297         6.190%
  306          5          No      In-Place      Hard       120             117               300            297         6.190%
  307          5          No      In-Place      Hard       120             117               300            297         6.190%
  308          5          No      In-Place      Hard       120             117               300            297         6.190%
  309          5          No      In-Place      Hard       120             117               300            297         6.190%
  310          5          No      In-Place      Hard       120             117               300            297         6.190%
  311          5          No      In-Place      Hard       120             117               300            297         6.190%
  312          5          No      In-Place      Hard       120             117               300            297         6.190%
  313          5          No      In-Place      Hard       120             117               300            297         6.190%
  314          5          No      In-Place      Hard       120             117               300            297         6.190%
  315          5          No      In-Place      Hard       120             117               300            297         6.190%
  316          5          No      In-Place      Hard       120             117               300            297         6.190%
  317          5          No      In-Place      Hard       120             117               300            297         6.190%
  318          5          No      In-Place      Hard       120             117               300            297         6.190%
  319          5          No      In-Place      Hard       120             117               300            297         6.190%
  320          5          No      In-Place      Hard       120             117               300            297         6.190%
  321          5          No      In-Place      Hard       120             117               300            297         6.190%
  322          5          No      In-Place      Hard       120             117               300            297         6.190%
  323          5          No      In-Place      Hard       120             117               300            297         6.190%
  324          5          No      In-Place      Hard       120             117               300            297         6.190%
  325          5          No      In-Place      Hard       120             117               300            297         6.190%
  326          5          No      In-Place      Hard       120             117               300            297         6.190%
  327          5          No      In-Place      Hard       120             117               300            297         6.190%
  328          5          No      In-Place      Hard       120             117               300            297         6.190%
  329          5          No      In-Place      Hard       120             117               300            297         6.190%
  330          5          No      In-Place      Hard       120             117               300            297         6.190%
  331          5          No      In-Place      Hard       120             117               300            297         6.190%
  332          5          No      In-Place      Hard       120             117               300            297         6.190%
  333          5          No      In-Place      Hard       120             117               300            297         6.190%
  334          5          No      In-Place      Hard       120             117               300            297         6.190%
  335          5          No      In-Place      Hard       120             117               300            297         6.190%
  336          5          No      In-Place      Hard       120             117               300            297         6.190%
  337          5          No      In-Place      Hard       120             117               300            297         6.190%
  338          5          No      In-Place      Hard       120             117               300            297         6.190%
  339          5          No      In-Place      Hard       120             117               300            297         6.190%
  340          5          No      In-Place      Hard       120             117               300            297         6.190%
  341          5          No      In-Place      Hard       120             117               300            297         6.190%
  342          5          No      In-Place      Hard       120             117               300            297         6.190%
  343          5          No      In-Place      Hard       120             117               300            297         6.190%
  344          5          No      In-Place      Hard       120             117               300            297         6.190%
  345          5          No      In-Place      Hard       120             117               300            297         6.190%
  346          5          No      In-Place      Hard       120             117               300            297         6.190%
  347          5          No      In-Place      Hard       120             117               300            297         6.190%
  348          5          No      In-Place      Hard       120             117               300            297         6.190%
  349          5          No      In-Place      Hard       120             117               300            297         6.190%
  350          5          No      In-Place      Hard       120             117               300            297         6.190%
  351          5          No      In-Place      Hard       120             117               300            297         6.190%
  352          5          No      In-Place      Hard       120             117               300            297         6.190%
  353          5          No      In-Place      Hard       120             117               300            297         6.190%
  354          5          No      In-Place      Hard       120             117               300            297         6.190%
  355          5          No      In-Place      Hard       120             117               300            297         6.190%
  356          5          No      In-Place      Hard       120             117               300            297         6.190%
  357          5          No      In-Place      Hard       120             117               300            297         6.190%
  358          5          No      In-Place      Hard       120             117               300            297         6.190%
  359          5          No      In-Place      Hard       120             117               300            297         6.190%
  360          5          No      In-Place      Hard       120             117               300            297         6.190%
  361          5          No      In-Place      Hard       120             117               300            297         6.190%
  362          5          No      In-Place      Hard       120             117               300            297         6.190%
  363          5          No      In-Place      Hard       120             117               300            297         6.190%
  364          5          No      In-Place      Hard       120             117               300            297         6.190%
  365          5          No      In-Place      Hard       120             117               300            297         6.190%
  366          5          No      In-Place      Hard       120             117               300            297         6.190%
  367          5          No      In-Place      Hard       120             117               300            297         6.190%
  368          5          No      In-Place      Hard       120             117               300            297         6.190%
  369          5          No      In-Place      Hard       120             117               300            297         6.190%
  370          5          No      In-Place      Hard       120             117               300            297         6.190%
  371          5          No      In-Place      Hard       120             117               300            297         6.190%
  372          5          No      In-Place      Hard       120             117               300            297         6.190%
  373          5          No      In-Place      Hard       120             117               300            297         6.190%
  374          5          No         NAP        None       120             113               360            360         5.410%
  375          0          No         NAP        None       120             119               360            359         5.200%

--------------------------------------------------------------------------------------------------------------------------
MORTGAGE        MONTHLY          MONTHLY      UNDERWRITABLE   UNDERWRITABLE     NOI         NCF     CUT-OFF DATE   BALLOON
LOAN NO.   PAYMENT (P&I)(10)   PAYMENT (IO)             NOI       CASH FLOW   DSCR(11)   DSCR(11)            LTV       LTV
--------------------------------------------------------------------------------------------------------------------------

  301         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  302         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  303         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  304         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  305         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  306         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  307         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  308         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  309         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  310         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  311         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  312         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  313         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  314         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  315         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  316         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  317         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  318         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  319         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  320         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  321         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  322         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  323         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  324         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  325         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  326         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  327         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  328         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  329         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  330         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  331         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  332         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  333         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  334         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  335         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  336         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  337         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  338         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  339         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  340         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  341         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  342         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  343         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  344         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  345         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  346         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  347         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  348         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  349         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  350         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  351         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  352         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  353         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  354         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  355         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  356         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  357         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  358         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  359         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  360         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  361         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  362         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  363         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  364         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  365         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  366         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  367         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  368         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  369         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  370         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  371         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  372         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  373         $    854                  NAP      $   53,554      $   53,554     2.61       2.61            42.6%     33.4%
  374         $137,728             $111,988      $2,115,509      $2,016,852     1.57       1.50            73.6%     64.4%
  375         $109,822                  NAP      $2,021,667      $1,827,044     1.53       1.39            66.8%     55.5%

---------------------------------
MORTGAGE     BALLOON     MORTGAGE
LOAN NO.     BALANCE     LOAN NO.
---------------------------------

  301      $   101,813      301
  302      $   101,813      302
  303      $   101,813      303
  304      $   101,813      304
  305      $   101,813      305
  306      $   101,813      306
  307      $   101,813      307
  308      $   101,813      308
  309      $   101,813      309
  310      $   101,813      310
  311      $   101,813      311
  312      $   101,813      312
  313      $   101,813      313
  314      $   101,813      314
  315      $   101,813      315
  316      $   101,813      316
  317      $   101,813      317
  318      $   101,813      318
  319      $   101,813      319
  320      $   101,813      320
  321      $   101,813      321
  322      $   101,813      322
  323      $   101,813      323
  324      $   101,813      324
  325      $   101,813      325
  326      $   101,813      326
  327      $   101,813      327
  328      $   101,813      328
  329      $   101,813      329
  330      $   101,813      330
  331      $   101,813      331
  332      $   101,813      332
  333      $   101,813      333
  334      $   101,813      334
  335      $   101,813      335
  336      $   101,813      336
  337      $   101,813      337
  338      $   101,813      338
  339      $   101,813      339
  340      $   101,813      340
  341      $   101,812      341
  342      $   101,812      342
  343      $   101,812      343
  344      $   101,812      344
  345      $   101,812      345
  346      $   101,812      346
  347      $   101,812      347
  348      $   101,812      348
  349      $   101,812      349
  350      $   101,812      350
  351      $   101,812      351
  352      $   101,812      352
  353      $   101,812      353
  354      $   101,812      354
  355      $   101,812      355
  356      $   101,812      356
  357      $   101,812      357
  358      $   101,812      358
  359      $   101,812      359
  360      $   101,812      360
  361      $   101,812      361
  362      $   101,812      362
  363      $   101,812      363
  364      $   101,812      364
  365      $   101,812      365
  366      $   101,812      366
  367      $   101,812      367
  368      $   101,812      368
  369      $   101,812      369
  370      $   101,812      370
  371      $   101,812      371
  372      $   101,812      372
  373      $   101,812      373
  374      $21,451,793      374
  375      $16,588,043      375




-----------------------------------------------------------------------------------------------------------------------------------

MORTGAGE   MORTGAGE                                                      APPRAISED   VALUATION
LOAN NO.   LOAN SELLER(1)   PROPERTY NAME(2)                                 VALUE    DATE(12)    LARGEST TENANT(13)
-----------------------------------------------------------------------------------------------------------------------------------

   301     WFB              FRIS Chkn, LLC A-Note - CFC-01391 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   302     WFB              FRIS Chkn, LLC A-Note - CFC-01394 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   303     WFB              FRIS Chkn, LLC A-Note - CFC-01401 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   304     WFB              FRIS Chkn, LLC A-Note - CFC-01423 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   305     WFB              FRIS Chkn, LLC A-Note - CFC-01427 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   306     WFB              FRIS Chkn, LLC A-Note - CFC-01435 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   307     WFB              FRIS Chkn, LLC A-Note - CFC-01442 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   308     WFB              FRIS Chkn, LLC A-Note - CFC-01463 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   309     WFB              FRIS Chkn, LLC A-Note - CFC-01501 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   310     WFB              FRIS Chkn, LLC A-Note - CFC-01536 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   311     WFB              FRIS Chkn, LLC A-Note - CFC-01562 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   312     WFB              FRIS Chkn, LLC A-Note - CFC-01564 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   313     WFB              FRIS Chkn, LLC A-Note - CFC-01570 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   314     WFB              FRIS Chkn, LLC A-Note - CFC-01615 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   315     WFB              FRIS Chkn, LLC A-Note - CFC-01619 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   316     WFB              FRIS Chkn, LLC A-Note - CFC-01671 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   317     WFB              FRIS Chkn, LLC A-Note - CFC-01675 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   318     WFB              FRIS Chkn, LLC A-Note - CFC-03060 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   319     WFB              FRIS Chkn, LLC A-Note - CFC-03280 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   320     WFB              FRIS Chkn, LLC A-Note - CFC-04131 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   321     WFB              FRIS Chkn, LLC A-Note - CFC-04141 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   322     WFB              FRIS Chkn, LLC A-Note - CFC-04142 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   323     WFB              FRIS Chkn, LLC A-Note - CFC-04313 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   324     WFB              FRIS Chkn, LLC A-Note - CFC-04478 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   325     WFB              FRIS Chkn, LLC A-Note - CFC-04556 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   326     WFB              FRIS Chkn, LLC A-Note - CFC-04577 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   327     WFB              FRIS Chkn, LLC A-Note - CFC-04599 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   328     WFB              FRIS Chkn, LLC A-Note - CFC-04608 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   329     WFB              FRIS Chkn, LLC A-Note - CFC-04609 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   330     WFB              FRIS Chkn, LLC A-Note - CFC-04673 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   331     WFB              FRIS Chkn, LLC A-Note - CFC-04757 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   332     WFB              FRIS Chkn, LLC A-Note - CFC-04988 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   333     WFB              FRIS Chkn, LLC A-Note - CFC-05297 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   334     WFB              FRIS Chkn, LLC A-Note - CFC-05338 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   335     WFB              FRIS Chkn, LLC A-Note - CFC-05342 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   336     WFB              FRIS Chkn, LLC A-Note - CFC-05566 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   337     WFB              FRIS Chkn, LLC A-Note - CFC-05889 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   338     WFB              FRIS Chkn, LLC A-Note - CFC-07384 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   339     WFB              FRIS Chkn, LLC A-Note - CFC-08560 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   340     WFB              FRIS Chkn, LLC A-Note - CFC-08769 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   341     WFB              FRIS Chkn, LLC A-Note - CFC-00003 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   342     WFB              FRIS Chkn, LLC A-Note - CFC-00008 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   343     WFB              FRIS Chkn, LLC A-Note - CFC-00022 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   344     WFB              FRIS Chkn, LLC A-Note - CFC-00024 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   345     WFB              FRIS Chkn, LLC A-Note - CFC-00025 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   346     WFB              FRIS Chkn, LLC A-Note - CFC-00031 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   347     WFB              FRIS Chkn, LLC A-Note - CFC-00034 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   348     WFB              FRIS Chkn, LLC A-Note - CFC-00048 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   349     WFB              FRIS Chkn, LLC A-Note - CFC-00055 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   350     WFB              FRIS Chkn, LLC A-Note - CFC-00056 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   351     WFB              FRIS Chkn, LLC A-Note - CFC-00057 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   352     WFB              FRIS Chkn, LLC A-Note - CFC-00068 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   353     WFB              FRIS Chkn, LLC A-Note - CFC-00073 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   354     WFB              FRIS Chkn, LLC A-Note - CFC-00080 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   355     WFB              FRIS Chkn, LLC A-Note - CFC-00087 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   356     WFB              FRIS Chkn, LLC A-Note - CFC-00127 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   357     WFB              FRIS Chkn, LLC A-Note - CFC-00129 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   358     WFB              FRIS Chkn, LLC A-Note - CFC-00131 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   359     WFB              FRIS Chkn, LLC A-Note - CFC-00136 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   360     WFB              FRIS Chkn, LLC A-Note - CFC-00142 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   361     WFB              FRIS Chkn, LLC A-Note - CFC-00145 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   362     WFB              FRIS Chkn, LLC A-Note - CFC-00168 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   363     WFB              FRIS Chkn, LLC A-Note - CFC-00173 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   364     WFB              FRIS Chkn, LLC A-Note - CFC-00190 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   365     WFB              FRIS Chkn, LLC A-Note - CFC-00193 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   366     WFB              FRIS Chkn, LLC A-Note - CFC-00196 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   367     WFB              FRIS Chkn, LLC A-Note - CFC-00197 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   368     WFB              FRIS Chkn, LLC A-Note - CFC-00199 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   369     WFB              FRIS Chkn, LLC A-Note - CFC-00217 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   370     WFB              FRIS Chkn, LLC A-Note - CFC-00236 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   371     WFB              FRIS Chkn, LLC A-Note - CFC-00239 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   372     WFB              FRIS Chkn, LLC A-Note - CFC-00254 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   373     WFB              FRIS Chkn, LLC A-Note - CFC-00283 (VIII)   $   609,375   05/29/2005   Cajun Operating Company
   374     MSMC             Newington Commons                          $33,300,000   11/23/2004   Albertson's Shaw's
   375     PMCF             Sherwood Gardens Shopping Center           $29,900,000   05/11/2005   24 Hr. Fitness Centers of Salinas

-------------------------------------------------------------------------------------------------------------------
MORTGAGE        LEASE                                                 LEASE
LOAN NO.   EXPIRATION DATE   % NSF   SECOND LARGEST TENANT(13)   EXPIRATION DATE   % NSF   THIRD LARGEST TENANT(13)
-------------------------------------------------------------------------------------------------------------------

   301        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   302        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   303        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   304        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   305        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   306        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   307        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   308        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   309        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   310        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   311        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   312        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   313        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   314        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   315        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   316        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   317        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   318        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   319        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   320        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   321        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   322        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   323        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   324        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   325        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   326        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   327        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   328        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   329        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   330        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   331        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   332        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   333        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   334        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   335        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   336        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   337        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   338        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   339        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   340        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   341        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   342        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   343        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   344        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   345        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   346        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   347        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   348        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   349        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   350        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   351        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   352        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   353        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   354        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   355        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   356        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   357        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   358        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   359        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   360        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   361        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   362        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   363        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   364        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   365        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   366        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   367        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   368        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   369        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   370        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   371        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   372        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   373        12/27/2024     100.0%  NAP                               NAP           NAP   NAP
   374        02/28/2021      34.4%  TJX Bob's Stores               01/31/2012     25.8%   Michaels Stores
   375        03/30/2010      11.4%  United Hispanics Market,       04/30/2018      9.6%   Western Appliance
                                     Inc. dba Grocery Outlet

-------------------------------------------------------------------------------------------------------------------
MORTGAGE        LEASE                   INSURANCE            TAX          CAPITAL EXPENDITURE          TI/LC
LOAN NO.   EXPIRATION DATE   % NSF   ESCROW IN PLACE   ESCROW IN PLACE   ESCROW IN PLACE (14)   ESCROW IN PLACE(15)
-------------------------------------------------------------------------------------------------------------------

   301           NAP           NAP          No                No                   No                    No
   302           NAP           NAP          No                No                   No                    No
   303           NAP           NAP          No                No                   No                    No
   304           NAP           NAP          No                No                   No                    No
   305           NAP           NAP          No                No                   No                    No
   306           NAP           NAP          No                No                   No                    No
   307           NAP           NAP          No                No                   No                    No
   308           NAP           NAP          No                No                   No                    No
   309           NAP           NAP          No                No                   No                    No
   310           NAP           NAP          No                No                   No                    No
   311           NAP           NAP          No                No                   No                    No
   312           NAP           NAP          No                No                   No                    No
   313           NAP           NAP          No                No                   No                    No
   314           NAP           NAP          No                No                   No                    No
   315           NAP           NAP          No                No                   No                    No
   316           NAP           NAP          No                No                   No                    No
   317           NAP           NAP          No                No                   No                    No
   318           NAP           NAP          No                No                   No                    No
   319           NAP           NAP          No                No                   No                    No
   320           NAP           NAP          No                No                   No                    No
   321           NAP           NAP          No                No                   No                    No
   322           NAP           NAP          No                No                   No                    No
   323           NAP           NAP          No                No                   No                    No
   324           NAP           NAP          No                No                   No                    No
   325           NAP           NAP          No                No                   No                    No
   326           NAP           NAP          No                No                   No                    No
   327           NAP           NAP          No                No                   No                    No
   328           NAP           NAP          No                No                   No                    No
   329           NAP           NAP          No                No                   No                    No
   330           NAP           NAP          No                No                   No                    No
   331           NAP           NAP          No                No                   No                    No
   332           NAP           NAP          No                No                   No                    No
   333           NAP           NAP          No                No                   No                    No
   334           NAP           NAP          No                No                   No                    No
   335           NAP           NAP          No                No                   No                    No
   336           NAP           NAP          No                No                   No                    No
   337           NAP           NAP          No                No                   No                    No
   338           NAP           NAP          No                No                   No                    No
   339           NAP           NAP          No                No                   No                    No
   340           NAP           NAP          No                No                   No                    No
   341           NAP           NAP          No                No                   No                    No
   342           NAP           NAP          No                No                   No                    No
   343           NAP           NAP          No                No                   No                    No
   344           NAP           NAP          No                No                   No                    No
   345           NAP           NAP          No                No                   No                    No
   346           NAP           NAP          No                No                   No                    No
   347           NAP           NAP          No                No                   No                    No
   348           NAP           NAP          No                No                   No                    No
   349           NAP           NAP          No                No                   No                    No
   350           NAP           NAP          No                No                   No                    No
   351           NAP           NAP          No                No                   No                    No
   352           NAP           NAP          No                No                   No                    No
   353           NAP           NAP          No                No                   No                    No
   354           NAP           NAP          No                No                   No                    No
   355           NAP           NAP          No                No                   No                    No
   356           NAP           NAP          No                No                   No                    No
   357           NAP           NAP          No                No                   No                    No
   358           NAP           NAP          No                No                   No                    No
   359           NAP           NAP          No                No                   No                    No
   360           NAP           NAP          No                No                   No                    No
   361           NAP           NAP          No                No                   No                    No
   362           NAP           NAP          No                No                   No                    No
   363           NAP           NAP          No                No                   No                    No
   364           NAP           NAP          No                No                   No                    No
   365           NAP           NAP          No                No                   No                    No
   366           NAP           NAP          No                No                   No                    No
   367           NAP           NAP          No                No                   No                    No
   368           NAP           NAP          No                No                   No                    No
   369           NAP           NAP          No                No                   No                    No
   370           NAP           NAP          No                No                   No                    No
   371           NAP           NAP          No                No                   No                    No
   372           NAP           NAP          No                No                   No                    No
   373           NAP           NAP          No                No                   No                    No
   374        02/28/2007       9.6%         No               Yes                  Yes                   Yes
   375        04/30/2009       8.8%        Yes               Yes                  Yes                   Yes

--------------------------------------------------------------------------------------------------------------
MORTGAGE                       OTHER                            SPRINGING         INITIAL CAPITAL EXPENDITURE
LOAN NO.               ESCROW DESCRIPTION(16)             ESCROW DESCRIPTION(17)        ESCROW REQUIREMENT(18)
--------------------------------------------------------------------------------------------------------------

   301     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   302     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   303     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   304     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   305     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   306     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   307     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   308     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   309     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   310     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   311     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   312     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   313     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   314     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   315     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   316     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   317     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   318     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   319     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   320     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   321     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   322     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   323     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   324     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   325     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   326     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   327     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   328     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   329     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   330     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   331     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   332     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   333     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   334     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   335     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   336     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   337     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   338     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   339     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   340     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   341     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   342     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   343     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   344     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   345     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   346     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   347     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   348     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   349     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   350     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   351     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   352     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   353     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   354     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   355     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   356     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   357     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   358     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   359     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   360     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   361     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   362     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   363     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   364     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   365     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   366     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   367     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   368     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   369     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   370     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   371     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   372     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   373     Debt Service / Franchise Tenant Rent Impound      RE Tax, Insurance                              $0
   374                   Leasing Holdback                           NAP                                     $0
   375                          NAP                                 NAP                                     $0

----------------------------------------------------------------------------------------------------------------------
MORTGAGE   MONTHLY CAPITAL EXPENDITURE   CURRENT CAPITAL EXPENDITURE            INITIAL TI/LC            MONTHLY TI/LC
LOAN NO.        ESCROW REQUIREMENT(19)            ESCROW BALANCE(20)   ESCROW REQUIREMENT(21)   ESCROW REQUIREMENT(22)
----------------------------------------------------------------------------------------------------------------------

   301                          $    0                       $     0                       $0                  $     0
   302                          $    0                       $     0                       $0                  $     0
   303                          $    0                       $     0                       $0                  $     0
   304                          $    0                       $     0                       $0                  $     0
   305                          $    0                       $     0                       $0                  $     0
   306                          $    0                       $     0                       $0                  $     0
   307                          $    0                       $     0                       $0                  $     0
   308                          $    0                       $     0                       $0                  $     0
   309                          $    0                       $     0                       $0                  $     0
   310                          $    0                       $     0                       $0                  $     0
   311                          $    0                       $     0                       $0                  $     0
   312                          $    0                       $     0                       $0                  $     0
   313                          $    0                       $     0                       $0                  $     0
   314                          $    0                       $     0                       $0                  $     0
   315                          $    0                       $     0                       $0                  $     0
   316                          $    0                       $     0                       $0                  $     0
   317                          $    0                       $     0                       $0                  $     0
   318                          $    0                       $     0                       $0                  $     0
   319                          $    0                       $     0                       $0                  $     0
   320                          $    0                       $     0                       $0                  $     0
   321                          $    0                       $     0                       $0                  $     0
   322                          $    0                       $     0                       $0                  $     0
   323                          $    0                       $     0                       $0                  $     0
   324                          $    0                       $     0                       $0                  $     0
   325                          $    0                       $     0                       $0                  $     0
   326                          $    0                       $     0                       $0                  $     0
   327                          $    0                       $     0                       $0                  $     0
   328                          $    0                       $     0                       $0                  $     0
   329                          $    0                       $     0                       $0                  $     0
   330                          $    0                       $     0                       $0                  $     0
   331                          $    0                       $     0                       $0                  $     0
   332                          $    0                       $     0                       $0                  $     0
   333                          $    0                       $     0                       $0                  $     0
   334                          $    0                       $     0                       $0                  $     0
   335                          $    0                       $     0                       $0                  $     0
   336                          $    0                       $     0                       $0                  $     0
   337                          $    0                       $     0                       $0                  $     0
   338                          $    0                       $     0                       $0                  $     0
   339                          $    0                       $     0                       $0                  $     0
   340                          $    0                       $     0                       $0                  $     0
   341                          $    0                       $     0                       $0                  $     0
   342                          $    0                       $     0                       $0                  $     0
   343                          $    0                       $     0                       $0                  $     0
   344                          $    0                       $     0                       $0                  $     0
   345                          $    0                       $     0                       $0                  $     0
   346                          $    0                       $     0                       $0                  $     0
   347                          $    0                       $     0                       $0                  $     0
   348                          $    0                       $     0                       $0                  $     0
   349                          $    0                       $     0                       $0                  $     0
   350                          $    0                       $     0                       $0                  $     0
   351                          $    0                       $     0                       $0                  $     0
   352                          $    0                       $     0                       $0                  $     0
   353                          $    0                       $     0                       $0                  $     0
   354                          $    0                       $     0                       $0                  $     0
   355                          $    0                       $     0                       $0                  $     0
   356                          $    0                       $     0                       $0                  $     0
   357                          $    0                       $     0                       $0                  $     0
   358                          $    0                       $     0                       $0                  $     0
   359                          $    0                       $     0                       $0                  $     0
   360                          $    0                       $     0                       $0                  $     0
   361                          $    0                       $     0                       $0                  $     0
   362                          $    0                       $     0                       $0                  $     0
   363                          $    0                       $     0                       $0                  $     0
   364                          $    0                       $     0                       $0                  $     0
   365                          $    0                       $     0                       $0                  $     0
   366                          $    0                       $     0                       $0                  $     0
   367                          $    0                       $     0                       $0                  $     0
   368                          $    0                       $     0                       $0                  $     0
   369                          $    0                       $     0                       $0                  $     0
   370                          $    0                       $     0                       $0                  $     0
   371                          $    0                       $     0                       $0                  $     0
   372                          $    0                       $     0                       $0                  $     0
   373                          $    0                       $     0                       $0                  $     0
   374                          $2,372                       $11,902                       $0                  $ 7,905
   375                          $4,550                       $     0                       $0                  $12,000

-------------------------------------------------------------------------------------------------------------------------
                                                                                              PREPAYMENT CODE(25)
MORTGAGE         CURRENT TI/LC     ENVIRONMENTAL       INTEREST                      ------------------------------------
LOAN NO.   ESCROW BALANCE (23)       INSURANCE      ACCRUAL METHOD   SEASONING(24)   LO   DEF   DEF/YM1   YM1   YM   OPEN
-------------------------------------------------------------------------------------------------------------------------

   301                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   302                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   303                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   304                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   305                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   306                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   307                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   308                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   309                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   310                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   311                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   312                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   313                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   314                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   315                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   316                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   317                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   318                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   319                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   320                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   321                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   322                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   323                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   324                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   325                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   326                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   327                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   328                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   329                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   330                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   331                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   332                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   333                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   334                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   335                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   336                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   337                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   338                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   339                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   340                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   341                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   342                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   343                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   344                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   345                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   346                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   347                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   348                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   349                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   350                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   351                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   352                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   353                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   354                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   355                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   356                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   357                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   358                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   359                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   360                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   361                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   362                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   363                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   364                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   365                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   366                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   367                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   368                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   369                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   370                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   371                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   372                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   373                 $     0   Yes - Individual     Actual/360           3         36    80                           4
   374                 $39,672          No            Actual/360           7         31    85                           4
   375                 $     0          No            Actual/360           1         26    90                           4

--------------------------------------------------
MORTGAGE        YM       ADMINISTRATIVE   MORTGAGE
LOAN NO.   FORMULA(26)    COST RATE(27)   LOAN NO.
--------------------------------------------------

   301                           20.175      301
   302                           20.175      302
   303                           20.175      303
   304                           20.175      304
   305                           20.175      305
   306                           20.175      306
   307                           20.175      307
   308                           20.175      308
   309                           20.175      309
   310                           20.175      310
   311                           20.175      311
   312                           20.175      312
   313                           20.175      313
   314                           20.175      314
   315                           20.175      315
   316                           20.175      316
   317                           20.175      317
   318                           20.175      318
   319                           20.175      319
   320                           20.175      320
   321                           20.175      321
   322                           20.175      322
   323                           20.175      323
   324                           20.175      324
   325                           20.175      325
   326                           20.175      326
   327                           20.175      327
   328                           20.175      328
   329                           20.175      329
   330                           20.175      330
   331                           20.175      331
   332                           20.175      332
   333                           20.175      333
   334                           20.175      334
   335                           20.175      335
   336                           20.175      336
   337                           20.175      337
   338                           20.175      338
   339                           20.175      339
   340                           20.175      340
   341                           20.175      341
   342                           20.175      342
   343                           20.175      343
   344                           20.175      344
   345                           20.175      345
   346                           20.175      346
   347                           20.175      347
   348                           20.175      348
   349                           20.175      349
   350                           20.175      350
   351                           20.175      351
   352                           20.175      352
   353                           20.175      353
   354                           20.175      354
   355                           20.175      355
   356                           20.175      356
   357                           20.175      357
   358                           20.175      358
   359                           20.175      359
   360                           20.175      360
   361                           20.175      361
   362                           20.175      362
   363                           20.175      363
   364                           20.175      364
   365                           20.175      365
   366                           20.175      366
   367                           20.175      367
   368                           20.175      368
   369                           20.175      369
   370                           20.175      370
   371                           20.175      371
   372                           20.175      372
   373                           20.175      373
   374                            3.175      374
   375                            7.175      375


APPENDIX II

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE     CMSA         CMSA          MORTGAGE       LOAN
Loan No.   Loan No.   Property No.   Loan Seller(1)   Group   Property Name(2)
-----------------------------------------------------------------------------------------------------------------------------

   376        27         27-001         MSMC            1     Chester Mall
   377        28         28-001         WFB             1     Naperville Plaza Shopping Center
   378        29         29-001         MSMC            2     The Kenmawr Apartments
   379        30         30-001         MSMC            1     Stevens Pavillion
   380        31         31-001         SunTrust        1     Days Inn - Inn at Ellis Square
   381        32         32-001         MSMC            2     Rosemeade Apartments
   382        33         33-001         MSMC            1     Chesterfield Village Square
   383        34         34-001         PMCF            1     Mansell Village
   384        35         35-001         MSMC            1     Signature Square I & II
   385        36         36-001         MSMC            1     McAllen Marketplace
   386        37         37-001         MSMC            1     Miramar Industrial
                                                              HRC Portfolio 2 Roll-up
   387        38         38-001         PMCF            1     Homewood Suites Plainfield (IX)
   388                   38-002         PMCF            1     Hampton Inn and Suites Petoskey (IX)
   389                   38-003         PMCF            1     Hampton Inn Fremont (IX)
   390                   38-004         PMCF            1     Hampton Inn Portage (IX)
   391        39         39-001         MSMC            1     Crosswinds Retail Center
   392        40         40-001         MSMC            2     Lenoxplace at Garner Station Apartments
   393        41         41-001         MSMC            1     Southpoint Center
                                                              HRC Portfolio 3 Roll-up
   394        42         42-001         PMCF            1     Hampton Inn Clearwater - Central (X)
   395                   42-002         PMCF            1     Hampton Inn Traverse City (X)
   396                   42-003         PMCF            1     Hampton Inn LaPorte (X)
   397        43         43-001         MSMC            2     Mission Bay Apartments
   398        44         44-001         MSMC            1     Fairway Office Center
                                                              HRC Portfolio 1 Roll-up
   399        45         45-001         PMCF            1     Baymont Traverse City (XI)
   400                   45-002         PMCF            1     Hampton Inn Valparaiso (XI)
   401                   45-003         PMCF            1     Hampton Inn Kalamazoo (XI)
   402        46         46-001         MSMC            2     Villages of Easton
   403        47         47-001         MSMC            2     Hunters Run Apartments
                                                              NE Retail Portfolio Roll-up
   404        48         48-001         MSMC            1     NE Retail Portfolio - Walgreens Darby (B)
   405        49         49-001         MSMC            1     NE Retail Portfolio - Walgreens Haverhill (B)
   406        50         50-001         MSMC            1     NE Retail Portfolio - Eckerd Niskayuna (B)
   407        51         51-001         MSMC            1     Coronado Plaza
   408        52         52-001         PMCF            1     HK Tower
   409        53         53-001         MSMC            1     Ambassador Hotel
                                                              Zilber Office Portfolio Roll-up
   410        54         54-001         WFB             1     Zilber Office Portfolio - Tower Executive Office Building (XII)
   411                   54-002         WFB             1     Zilber Office Portfolio - Criticare (XII)
   412                   54-003         WFB             1     Zilber Office Portfolio - Park Plaza (XII)
   413                   54-004         WFB             1     Zilber Office Portfolio - Mayfair Corporate Center (XII)
   414        55         55-001         PMCF            2     Mediterranean Inn
   415        56         56-001         MSMC            1     North Hollywood Retail
   416        57         57-001         MSMC            2     Strickland Farms Apartments
   417        58         58-001         WFB             2     TownCentre Commons
   418        59         59-001         MSMC            1     825 East Gate Boulevard
   419        60         60-001         MSMC            1     Park Techne Center
   420        61         61-001         MSMC            1     Foundation Surgery Center
   421        62         62-001         MSMC            2     Brookside Commons Apartments
   422        63         63-001         MSMC            1     4311 Wilshire Blvd.
   423        64         64-001         MSMC            1     Covington Center
   424        65         65-001         MSMC            1     Madison Plaza
   425        66         66-001         MSMC            1     75 Robin Hill Road
   426        67         67-001         WFB             1     Basin Street Town Center
   427        68         68-001         MSMC            1     Avon/West Hartford Retail
   428        69         69-001         SunTrust        1     Kane Office Building
   429        70         70-001         MSMC            1     Hilton Garden Inn
   430        71         71-001         MSMC            1     Desert Crossing Shopping Center
   431        72         72-001         WFB             1     San Leandro Center
   432        73         73-001         MSMC            1     Santa Ana Plaza
   433        74         74-001         SunTrust        1     Pen Office Building
   434        75         75-001         SunTrust        2     Courthouse Square Apts
   435        76         76-001         MSMC            1     Grayhawk Pointe
   436        77         77-001         MSMC            1     901 Gilman Street
   437        78         78-001         MSMC            1     Walgreens - Marina Del Rey
                                                              Suburban Extended Stay Portfolio Roll-up
   438        79         79-001         MSMC            1     Suburban Extended Stay Portfolio - Daytona (C)
   439        80         80-001         MSMC            1     Suburban Extended Stay Portfolio - Melbourne (C)
   440        81         81-001         MSMC            2     115 East Mosholu Parkway
   441        82         82-001         PMCF            1     Snow Creek Crossing
   442        83         83-001         MSMC            1     Seven Corners Medical Campus
   443        84         84-001         MSMC            1     223 West Erie Street
   444        85         85-001         MSMC            1     Crossroads Center
   445        86         86-001         WFB             1     Best Western Hotel JTB/Southpoint
   446        87         87-001         MSMC            1     Lake City Medical Office
   447        88         88-001         MSMC            1     Point Plaza Shopping Center
   448        89         89-001         WFB             1     TownCentre Office and Executive Suites
   449        90         90-001         MSMC            1     146 Manetto Hill Road
                                                              Attic IV & V Portfolio - Roll-up
   450        91         91-001         PMCF            1     Attic IV Self Storage (XIII)

---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.   STREET ADDRESS                           CITY                    STATE          ZIP CODE          PROPERTY TYPE
---------------------------------------------------------------------------------------------------------------------------------

   376     78 Brookside Ave                         Chester                 NY              10918            Retail
   377     44 West Gartner                          Naperville              IL              60540            Retail
   378     401 Shady Avenue                         Pittsburgh              PA              15206            Multifamily
   379     7320 216th Street SW                     Edmonds                 WA              98026            Office
   380     201 W. Bay Street                        Savannah                GA              31401            Hospitality
   381     657 Worcester Street                     Southbridge             MA              01550            Multifamily
   382     51382 Gratiot  Avenue                    Chesterfield Township   MI              48051            Retail
   383     570 East Crossville Road                 Roswell                 GA              30075            Retail
   384     25101 and 25201 Chagrin Boulevard        Beachwood               OH              44122            Office
   385     U.S. 83 Expressway & Jackson Road        Mcallen                 TX              78501            Retail
   386     9340, 9404 & 9455 Cabot Drive            San Diego               CA              92126            Industrial/Warehouse

   387     2264 East Hadley Road                    Plainfield              IN              46168            Hospitality
   388     920 Spring Street                        Petoskey                MI              49770            Hospitality
   389     271 W. State Route 120                   Fremont                 IN              46737            Hospitality
   390     6353 Melton Road                         Portage                 IN              46368            Hospitality
   391     2028 66th Street North                   St. Petersburg          FL              33710            Retail
   392     1101 Lenoxplace Circle                   Raleigh                 NC              27603            Multifamily
   393     151 Southhall Lane                       Maitland                FL              32751            Office

   394     21030 US Highway 19 North                Clearwater              FL              33765            Hospitality
   395     1000 US Highway 31 North                 East Bay Township       MI              49686            Hospitality
   396     1777 West Hi-Point Drive                 Center Township         IN              46350            Hospitality
   397     1734 Mission Bay Circle                  Viera                   FL              32955            Multifamily
   398     7111 Fairway Drive                       Palm Beach Gardens      FL              33418            Office

   399     2326 N. U.S. 31 South                    Garfield Township       MI              49684            Hospitality
   400     1457 Silhavey Road                       Valparaiso              IN              46383            Hospitality
   401     5059 South 9th Street                    Kalamazoo               MI              49009            Hospitality
   402     6000 Beatty Drive                        Irwin Borough           PA              15642            Multifamily
   403     1535 Blanding Boulevard                  Middleburg              FL              32068            Multifamily

   404     52 Chester Pike                          Darby                   PA              19023            Retail
   405     800 River Street                         Haverhill               MA              01832            Retail
   406     1215 Troy-Schenectady Road               Niskayuna               NY              12309            Retail
   407     1310-1360 Orange Avenue                  Coronado                CA              92118            Mixed Use
   408     515 East 100 South                       Salt Lake City          UT              94102            Office
   409     535 Tchoupitoulas Street                 New Orleans             LA              70130            Hospitality

   410     N14 W24200 Tower Place                   Pewaukee                WI              53072            Office
   411     20925 Crossroads Circle                  Waukesha                WI              53186            Office
   412     15850 West Bluemound Road                Brookfield              WI              53005            Office
   413     1033 N. Mayfair Road                     Wauwatosa,              WI              53226            Office
   414     425 Queen Anne Avenue North              Seattle                 WA              98109            Mixed Use
   415     12727 Sherman Way                        North Hollywood         CA              91605            Retail
   416     12203 Strickland Road                    Raleigh                 NC              27613            Multifamily
   417     1275 Central Avenue                      Brentwood               CA              94513            Multifamily
   418     825 East Gate Boulevard                  Garden City             NY              11530            Office
   419     400 Techne Center Drive, 50 West         Milford                 OH              45150            Mixed Use
           Techne Dr., 250 Whitney Dr.
   420     403 Treeline Park                        San Antonio             TX              78209            Office
   421     235 Main Street & 4-6 High Court         East Hartford           CT              06118            Multifamily
   422     4311 Wilshire Boulevard                  Los Angeles             CA              90010            Office
   423     272nd Street S.E. and 169th Place S.E.   Covington               WA              98042            Retail
   424     520-580 North 2nd Street                 El Cajon                CA              92021            Retail
   425     75 Robin Hill Road                       Goleta                  CA              93117            Industrial/Warehouse
   426     200 C Street, 5 and 25 Petaluma          Petaluma                CA              94952            Retail
           Boulevard South, and 100 and 102 2nd
           Street
   427     135 S. Main Street; 320 W. Main          West Hartford/Avon      CT      06107 (West Hartford);   Retail
           Street; 339 W. Main Street                                                    06001 (Avon)
   428     1 School Avenue                          Sarasota                FL              34236            Office
   429     1959 N. Alafaya Trail                    Orlando                 FL              32826            Hospitality
   430     4840 West Desert Inn Road                Las Vegas               NV              89102            Retail
   431     555-567 Floresta Blvd., 14391 & 14393    San Leandro             CA              94578            Retail
           A-J Washington Ave.
   432     718-762 & 788 S Harbor Boulevard         Santa Ana               CA              92704            Retail
   433     2801-2805 Fruitville Road                Sarasota                FL              34237            Office
   434     8335 Barbour Road                        Richmond                VA              23228            Multifamily
   435     14450/14510 Eagle Run Drive              Omaha                   NE              68116            Retail
   436     901 Gilman Street                        Berkeley                CA              94710            Mixed Use
   437     4009 Lincoln Boulevard                   Los Angeles             CA              90292            Retail

   438     220 Bill France Boulevard                Daytona Beach           FL              32114            Hospitality
   439     1125 Airport Boulevard                   Melbourne               FL              32901            Hospitality
   440     115 East Mosholu Parkway North           Bronx                   NY              10467            Multifamily
   441     1300-1600 Snow Creek Drive               Park City               UT              84060            Retail
   442     2946 Sleepy Hollow Road; 6305 & 6319     Falls Church            VA              22044            Office
           Castle Place
   443     223 West Erie                            Chicago                 IL              60610            Office
   444     11000-11002 Baltimore Pike               Concordville            PA              19331            Retail
   445     4660 Salisbury Road                      Jacksonville            FL              32256            Hospitality
   446     404-602 Hall of Fame Drive               Lake City               FL              32055            Office
   447     8707 Temple Terrace Highway              Temple Terrace          FL              33637            Retail
   448     1120 Second Street, 1200-1210 Central    Brentwood               CA              94513            Office
           Avenue
   449     146 & 146A Manetto Hill Road             Plainview               NY              11803            Office

   450     1680 Hiram Douglasville Highway          Hiram                   GA              30141            Self Storage

---------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                                    PERCENT    PERCENT LEASED
LOAN NO.   PROPERTY SUB-TYPE         UNITS/SF(3)        YEAR BUILT        YEAR RENOVATED   LEASED(4)    AS OF DATE(4)
---------------------------------------------------------------------------------------------------------------------

   376     Anchored                      197,934           1990             2003 - 2004       96.1%      04/01/2005
   377     Anchored                      115,593   1962 / 1976 / 1987 /         NAP           94.6%      04/01/2005
                                                        1992 / 2002
   378     High-Rise                         241           1952                1987           87.1%      05/11/2005
   379     Medical                        73,535           2003                 NAP          100.0%      03/25/2005
   380     Limited Service                   252        1892 / 1983            2005           71.9%      12/31/2004
   381     Garden                            212           1988                 NAP           95.3%      03/31/2005
   382     Shadow Anchored               163,373           1995                2003           88.1%      06/23/2005
   383     Anchored                       98,614           2003                 NAP           98.5%      03/07/2005
   384     Suburban                      160,955        1986 / 1989             NAP           91.6%      03/31/2005
   385     Anchored                      103,549           2003                 NAP           94.4%      06/30/2005
   386     Light Industrial              229,880        1975 - 1977             NAP          100.0%      05/01/2005

   387     Extended Stay                      82           2003                 NAP           68.6%      03/31/2005
   388     Limited Service                    77           2001                 NAP           58.2%      03/31/2005
   389     Limited Service                    75           1998                2005           56.7%      03/31/2005
   390     Limited Service                    60           1999                 NAP           58.2%      03/31/2005
   391     Anchored                      146,233    1971 / 1984 / 1990         2002           96.7%      01/01/2005
   392     Garden                            264           2002                 NAP           88.3%      03/31/2005
   393     Suburban                      135,911           1990                 NAP           85.5%      05/06/2005

   394     Limited Service                   174           1964                1998           61.6%      03/31/2005
   395     Limited Service                   125           1987                2001           51.7%      03/31/2005
   396     Limited Service                    62           2002                 NAP           57.2%      03/31/2005
   397     Garden                            360           2002                 NAP           95.3%      02/28/2005
   398     Suburban                       87,652           2003                 NAP           74.4%      03/16/2005

   399     Limited Service                   119           1995                2000           60.4%      03/31/2005
   400     Limited Service                    77           2001                 NAP           66.6%      03/31/2005
   401     Limited Service                    78           2002                 NAP           68.8%      03/31/2005
   402     Garden                            446           1968                2004           96.0%      12/27/2004
   403     Garden                            304           2002                 NAP           96.4%      02/15/2005

   404     Free Standing                  13,027           2004                 NAP          100.0%      08/01/2005
   405     Free Standing                  14,560           2004                 NAP          100.0%      08/01/2005
   406     Free Standing                  12,738           2005                 NAP          100.0%      08/01/2005
   407     Retail/Office                  47,099           1972                2003           95.4%      04/01/2005
   408     Urban                         167,441           1982                 NAP           85.9%      06/14/2005
   409     Full Service                      165           1854                1999           76.6%      03/31/2005

   410     Suburban                       54,126           1982                 NAP           92.1%      06/03/2005
   411     Suburban                       60,000           1992                 NAP          100.0%      06/03/2005
   412     Suburban                       45,033           1977                 NAP           95.6%      06/07/2005
   413     Suburban                       46,160           1988                 NAP           82.8%      06/03/2005
   414     Multifamily/Hospitality           180           2002                 NAP           84.4%      04/13/2005
   415     Anchored                      135,935        1969 - 1978         2003 - 2004      100.0%      02/08/2005
   416     Garden                            156           2000                 NAP           91.0%      03/31/2005
   417     Garden                            137        1989 / 1997             NAP           99.3%      03/16/2005
   418     Medical                        79,200           1985                 NAP          100.0%      04/01/2005
   419     Office/Warehouse              245,686    1985 / 1987 / 1989          NAP           85.4%      04/01/2005

   420     Medical                        50,360           2004                 NAP          100.0%      02/01/2005
   421     Garden                            258           1952                1995           91.9%      02/11/2005
   422     Urban                         100,771           1968                 NAP           93.3%      06/01/2005
   423     Anchored                       53,428           2004                 NAP           94.8%      03/29/2005
   424     Anchored                       67,966           1965                1997          100.0%      04/11/2005
   425     Light Industrial              128,827           1966             1994 / 1998      100.0%      06/28/2005
   426     Shadow Anchored                43,079           1940             2004 - 2005      100.0%      05/01/2005

   427     Unanchored                     62,228    1979 / 1981 / 1990         1999           95.3%      04/01/2005

   428     Urban                          76,162           2000                 NAP          100.0%      05/01/2005
   429     Limited Service                   122           2001                 NAP           76.1%      03/31/2005
   430     Anchored                       88,925        1996 - 2002             NAP          100.0%      03/01/2005
   431     Anchored                      142,688       1960's / 1989           2000          100.0%      03/23/2005

   432     Shadow Anchored                45,385           1989                 NAP           83.9%      03/21/2005
   433     Suburban                      108,091           1988                 NAP           98.9%      05/01/2005
   434     Garden                            180           1975                 NAP           91.1%      05/25/2005
   435     Unanchored                     68,125        2001 / 2002             NAP          100.0%      01/01/2005
   436     Light Industrial/Retail       122,061           1958                1997          100.0%      08/01/2005
   437     Free Standing                  11,208           1930                2003          100.0%      08/01/2005

   438     Extended Stay                     135           1998                 NAP           76.3%      03/29/2005
   439     Extended Stay                     132           1998                 NAP           84.5%      03/29/2005
   440     Mid-Rise                           92           1925                2004          100.0%      01/25/2005
   441     Anchored                       22,874           1995                 NAP          100.0%      04/29/2005
   442     Suburban                       54,814        1959 - 1963            1998           91.1%      04/26/2005

   443     Urban                          68,940           1910                2003           89.1%      01/01/2005
   444     Unanchored                     31,232           2004                 NAP           83.5%      06/01/2005
   445     Limited Service                   184        1987 - 1988             NAP           75.1%      01/31/2005
   446     Medical                        31,780        1997 / 1998            2004          100.0%      08/01/2005
   447     Anchored                       97,131           1988                 NAP           97.4%      04/04/2005
   448     Suburban                       35,425        1998 - 1999             NAP          100.0%      04/01/2005

   449     Medical                        31,636        1961 / 1987            1982          100.0%      04/01/2005

   450     Self Storage                   78,715           1999                 NAP           82.4%      03/31/2005

--------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                               RELATED             ORIGINAL    CUT-OFF DATE   CUT-OFF DATE BALANCE
LOAN NO.   SECURITY TYPE(5)   LIEN POSITION         BORROWER LIST          BALANCE       BALANCE(6)     PER UNIT OR SF(7)
--------------------------------------------------------------------------------------------------------------------------

   376            Fee             First                  NAP             $20,000,000    $19,958,016                $   101
   377            Fee             First                  NAP             $18,000,000    $17,962,616                $   155

   378            Fee             First                  NAP             $17,600,000    $17,600,000                $73,029
   379         Leasehold          First                  NAP             $17,400,000    $17,400,000                $   237
   380            Fee             First                  NAP             $17,500,000    $17,322,101                $68,738
   381            Fee             First                  NAP             $17,250,000    $17,250,000                $81,368
   382      Fee / Leasehold       First                  NAP             $17,000,000    $16,924,237                $   104
   383            Fee             First                  NAP             $16,800,000    $16,800,000                $   170
   384            Fee             First                  NAP             $16,500,000    $16,500,000                $   103
   385            Fee             First                172, 385          $16,400,000    $16,400,000                $   158
   386            Fee             First                  NAP             $16,000,000    $16,000,000                $    70

   387            Fee             First       387, 388, 389, 390, 394,   $ 6,712,107    $ 6,712,107                $54,312
                                               395, 396, 399, 400, 401
   388            Fee             First       387, 388, 389, 390, 394,   $ 4,380,533    $ 4,380,533                $54,312
                                               395, 396, 399, 400, 401
   389            Fee             First       387, 388, 389, 390, 394,   $ 2,896,804    $ 2,896,804                $54,312
                                               395, 396, 399, 400, 401
   390            Fee             First       387, 388, 389, 390, 394,   $ 1,978,305    $ 1,978,305                $54,312
                                               395, 396, 399, 400, 401
   391            Fee             First                  NAP             $15,750,000    $15,750,000                $   108
   392            Fee             First                392, 416          $15,700,000    $15,578,061                $59,008
   393            Fee             First                  NAP             $15,500,000    $15,500,000                $   114

   394            Fee             First       387, 388, 389, 390, 394,   $ 8,419,734    $ 8,419,734                $42,475
                                               395, 396, 399, 400, 401
   395      Fee / Leasehold       First       387, 388, 389, 390, 394,   $ 4,654,813    $ 4,654,813                $42,475
                                               395, 396, 399, 400, 401
   396            Fee             First       387, 388, 389, 390, 394,   $ 2,258,953    $ 2,258,953                $42,475
                                               395, 396, 399, 400, 401
   397            Fee             First                397, 403          $15,000,000    $15,000,000                $41,667
   398            Fee             First                  NAP             $15,000,000    $15,000,000                $   171

   399            Fee             First       387, 388, 389, 390, 394,   $ 5,026,516    $ 5,026,516                $53,645
                                               395, 396, 399, 400, 401
   400            Fee             First       387, 388, 389, 390, 394,   $ 4,874,197    $ 4,874,197                $53,645
                                               395, 396, 399, 400, 401
   401            Fee             First       387, 388, 389, 390, 394,   $ 4,798,038    $ 4,798,038                $53,645
                                               395, 396, 399, 400, 401
   402            Fee             First                  NAP             $14,500,000    $14,403,050                $32,294
   403            Fee             First                397, 403          $14,315,000    $14,315,000                $47,089

   404            Fee             First                  NAP             $ 5,372,000    $ 5,350,058                $   345
   405            Fee             First                  NAP             $ 5,120,000    $ 5,099,087                $   345
   406            Fee             First                  NAP             $ 3,480,000    $ 3,465,786                $   345
   407            Fee             First                  NAP             $13,550,000    $13,550,000                $   288
   408            Fee             First                  NAP             $13,500,000    $13,486,155                $    81
   409            Fee             First                  NAP             $13,500,000    $13,481,036                $81,703

   410            Fee             First                  NAP             $ 4,200,000    $ 4,190,381                $    66
   411            Fee             First                  NAP             $ 3,575,000    $ 3,566,813                $    66
   412            Fee             First                  NAP             $ 3,550,000    $ 3,541,870                $    66
   413            Fee             First                  NAP             $ 2,175,000    $ 2,170,019                $    66
   414            Fee             First                  NAP             $13,250,000    $13,232,351                $73,513
   415            Fee             First                  NAP             $13,000,000    $12,945,868                $    95
   416            Fee             First                392, 416          $12,500,000    $12,402,915                $79,506
   417            Fee             First             417, 448, 460        $11,750,000    $11,711,334                $85,484
   418            Fee             First                  NAP             $11,410,000    $11,410,000                $   144
   419            Fee             First                  NAP             $11,000,000    $10,976,612                $    45

   420            Fee             First                  NAP             $11,000,000    $10,956,691                $   218
   421            Fee             First                  NAP             $10,850,000    $10,850,000                $42,054
   422            Fee             First                  NAP             $10,500,000    $10,489,360                $   104
   423            Fee             First                  NAP             $10,300,000    $10,300,000                $   193
   424            Fee             First                  NAP             $10,200,000    $10,085,921                $   148
   425            Fee             First                  NAP             $ 9,895,000    $ 9,878,316                $    77
   426            Fee             First                  NAP             $ 9,750,000    $ 9,740,332                $   226

   427            Fee             First                  NAP             $ 9,350,000    $ 9,279,095                $   149

   428            Fee             First                428, 433          $ 9,100,000    $ 9,091,072                $   119
   429            Fee             First                429, 455          $ 9,100,000    $ 9,074,229                $74,379
   430            Fee             First                430, 489          $ 9,050,000    $ 9,050,000                $   102
   431            Fee             First                  NAP             $ 9,060,000    $ 9,020,723                $    63

   432            Fee             First                  NAP             $ 8,800,000    $ 8,800,000                $   194
   433            Fee             First                428, 433          $ 8,500,000    $ 8,500,000                $    79
   434            Fee             First                  NAP             $ 8,450,000    $ 8,450,000                $46,944
   435            Fee             First                  NAP             $ 8,100,000    $ 8,076,026                $   119
   436            Fee             First                  NAP             $ 7,850,000    $ 7,801,639                $    64
   437            Fee             First                  NAP             $ 7,700,000    $ 7,700,000                $   687

   438            Fee             First                  NAP             $ 3,900,000    $ 3,885,679                $27,987
   439         Leasehold          First                  NAP             $ 3,600,000    $ 3,586,780                $27,987
   440            Fee             First                  NAP             $ 7,040,000    $ 7,040,000                $76,522
   441            Fee             First                  NAP             $ 7,000,000    $ 6,993,126                $   306
   442            Fee             First                  NAP             $ 7,000,000    $ 6,984,605                $   127

   443            Fee             First                  NAP             $ 7,000,000    $ 6,971,531                $   101
   444            Fee             First                  NAP             $ 7,000,000    $ 6,947,128                $   222
   445            Fee             First                  NAP             $ 6,860,000    $ 6,841,262                $37,181
   446            Fee             First                  NAP             $ 6,600,000    $ 6,571,986                $   207
   447            Fee             First                  NAP             $ 6,520,000    $ 6,520,000                $    67
   448            Fee             First             417, 448, 460        $ 6,500,000    $ 6,479,072                $   183

   449            Fee             First                  NAP             $ 6,400,000    $ 6,351,563                $   201

   450            Fee             First       450, 451, 470, 494, 525,   $ 3,318,750    $ 3,318,750                $    46
                                                    529, 532, 542

----------------------------------------------------------------------------------------------------------------------------
MORTGAGE                FIRST PAYMENT   FIRST PAYMENT                     GRACE                 LOCKBOX         LOCKBOX
LOAN NO.    NOTE DATE     DATE (P&I)      DATE (IO)     MATURITY DATE   PERIOD(8)   ARD LOAN     STATUS          TYPE
----------------------------------------------------------------------------------------------------------------------------

   376     05/03/2005     07/01/2005         NAP          06/01/2015         5          No      In-Place    Soft, Springing
                                                                                                                to Hard
   377     06/01/2005     07/01/2005         NAP          06/01/2015         5          No        NAP             None

   378     06/01/2005     08/01/2010      08/01/2005      07/01/2015         5          No        NAP             None
   379     04/07/2005     06/01/2007      06/01/2005      05/01/2015         5          No      In-Place          Hard
   380     12/29/2004     02/01/2005         NAP          01/01/2015         7          No        NAP             None
   381     04/15/2005     05/01/2009      06/01/2005      05/01/2015         5          No        NAP             None
   382     04/19/2005     06/01/2005         NAP          05/01/2015         5          No        NAP             None
   383     05/13/2005     07/01/2010      07/01/2005      06/01/2015         5         Yes     Springing   Springing to Hard
   384     12/21/2004     08/01/2007      02/01/2005      01/01/2015         5          No        NAP             None
   385     03/29/2005     05/01/2008      05/01/2005      04/01/2015         5          No        NAP             None
   386     06/21/2005        NAP          08/01/2005      07/01/2010         5          No      In-Place          Hard

   387     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   388     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   389     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   390     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   391     05/10/2005     06/01/2009      07/01/2005      06/01/2015         5          No        NAP             None
   392     12/08/2004     02/01/2005         NAP          01/01/2015        15          No        NAP             None
   393     06/01/2005        NAP          07/01/2005      06/01/2010         5          No      In-Place          Hard

   394     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   395     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   396     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   397     03/30/2005     05/08/2007      05/08/2005      04/08/2018         0          No      In-Place          Hard
   398     04/29/2005     05/08/2007      06/08/2005      05/08/2015         0          No      In-Place    Soft, Springing
                                                                                                                to Hard
   399     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   400     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   401     06/28/2005     08/05/2006      08/05/2005      07/05/2015         0          No        NAP             None

   402     01/13/2005     03/01/2005         NAP          02/01/2015         5          No        NAP             None
   403     03/30/2005     05/08/2007      05/08/2005      04/08/2018         0          No      In-Place          Hard

   404     03/18/2005     05/01/2005         NAP          04/01/2015         5          No        NAP             None
   405     03/18/2005     05/01/2005         NAP          04/01/2015         5          No        NAP             None
   406     03/18/2005     05/01/2005         NAP          04/01/2015         5          No        NAP             None
   407     11/29/2004     01/01/2007      01/01/2005      12/01/2014         5          No      In-Place          Hard
   408     06/16/2005     08/01/2005         NAP          07/01/2015         5          No        NAP             None
   409     06/16/2005     08/01/2005         NAP          07/01/2010         5          No        NAP             None

   410     06/03/2005     08/01/2005         NAP          07/01/2015         5          No        NAP             None
   411     06/03/2005     08/01/2005         NAP          07/01/2015         5          No        NAP             None
   412     06/03/2005     08/01/2005         NAP          07/01/2015         5          No        NAP             None
   413     06/03/2005     08/01/2005         NAP          07/01/2015         5          No        NAP             None
   414     06/30/2005     08/05/2005         NAP          07/05/2015         0          No        NAP             None
   415     03/10/2005     05/01/2005         NAP          04/01/2015         5          No        NAP             None
   416     12/08/2004     02/01/2005         NAP          01/01/2015        15          No        NAP             None
   417     04/15/2005     06/01/2005         NAP          05/01/2015         5          No        NAP             None
   418     05/04/2005     07/01/2007      07/01/2005      06/01/2015         5          No        NAP             None
   419     05/18/2005     07/01/2005         NAP          06/01/2015         5          No        NAP             None

   420     03/21/2005     05/01/2005         NAP          04/01/2015         5          No        NAP             None
   421     03/09/2005     05/01/2007      05/01/2005      04/01/2015         5          No        NAP             None
   422     06/08/2005     08/01/2005         NAP          07/01/2015         5          No        NAP             None
   423     06/03/2005     08/01/2006      08/01/2005      07/01/2015         5          No        NAP             None
   424     07/27/2004     09/01/2004         NAP          08/01/2014         5          No      In-Place          Hard
   425     06/30/2005     08/01/2005         NAP          07/01/2015         5          No      In-Place    Soft, Springing
                                                                                                                to Hard
   426     06/29/2005     08/01/2005         NAP          07/01/2015         5          No        NAP             None

   427     12/15/2004     02/01/2005         NAP          01/01/2015         5          No        NAP             None

   428     07/06/2005     08/01/2005         NAP          07/01/2015         7          No        NAP             None
   429     05/19/2005     07/01/2005         NAP          06/01/2015         5          No        NAP             None
   430     03/03/2005     05/01/2008      05/01/2005      04/01/2015         5          No        NAP             None
   431     03/04/2005     05/01/2005         NAP          04/01/2015         5          No        NAP             None

   432     04/13/2005     12/01/2006      06/01/2005      05/01/2015         5          No        NAP             None
   433     07/07/2005     09/01/2005         NAP          08/01/2015         7          No        NAP             None
   434     06/06/2005     08/01/2006      08/01/2005      07/01/2015         5          No        NAP             None
   435     05/06/2005     07/01/2005         NAP          06/01/2015         5          No        NAP             None
   436     01/27/2005     03/01/2005         NAP          02/01/2015         5          No        NAP             None
   437     01/26/2005     03/08/2008      03/08/2005      02/08/2015         0          No      In-Place          Hard

   438     04/27/2005     06/01/2005         NAP          05/01/2015         5          No        NAP             None
   439     04/27/2005     06/01/2005         NAP          05/01/2015         5          No        NAP             None
   440     05/06/2005     07/01/2006      07/01/2005      06/01/2010         5          No        NAP             None
   441     06/17/2005     08/01/2005         NAP          07/01/2015         5          No        NAP             None
   442     05/02/2005     07/01/2005         NAP          06/01/2015         5          No        NAP             None

   443     03/21/2005     05/01/2005         NAP          04/01/2010         5          No        NAP             None
   444     12/21/2004     02/01/2005         NAP          01/01/2015         5          No        NAP             None
   445     05/12/2005     07/01/2005         NAP          06/01/2015         5          No     Springing   Springing to Hard
   446     03/17/2005     05/01/2005         NAP          04/01/2015         5          No        NAP             None
   447     04/04/2005     06/01/2007      06/01/2005      05/01/2015         5          No      In-Place          Hard
   448     04/15/2005     06/01/2005         NAP          05/01/2015         5          No        NAP             None

   449     12/02/2004     02/01/2005         NAP          01/01/2015         5          No        NAP             None

   450     07/07/2005     09/01/2005         NAP          08/01/2015         5          No        NAP             None

----------------------------------------------------------------------------------------------------------------------
MORTGAGE   ORIGINAL TERM   REMAINING TERM      ORIGINAL       REMAINING    MORTGAGE             MONTHLY        MONTHLY
LOAN NO.    TO MATURITY      TO MATURITY    AMORT. TERM(9)   AMORT. TERM     RATE     PAYMENT (P&I)(10)   PAYMENT (IO)
----------------------------------------------------------------------------------------------------------------------

   376          120              118              360            358        5.370%             $111,932            NAP

   377          120              118              360            358        5.420%             $101,300            NAP

   378          120              119              360            360        5.510%             $100,041        $81,936
   379          120              117              336            336        5.450%             $101,075        $80,123
   380          120              113              300            293        6.090%             $114,673            NAP
   381          120              117              360            360        5.110%              $93,765        $74,476
   382          120              117              300            297        5.410%             $103,483            NAP
   383          120              118              360            360        5.340%             $ 93,709        $75,798
   384          120              113              360            360        5.174%             $ 90,338        $72,131
   385          120              116              360            360        5.210%             $ 90,156        $72,192
   386           60               59               IO             IO        4.960%                  NAP        $67,052

   387          120              119              259            259        5.820%             $ 45,569        $33,006

   388          120              119              259            259        5.820%             $ 29,740        $21,541

   389          120              119              259            259        5.820%             $ 19,667        $14,245

   390          120              119              259            259        5.820%             $ 13,431        $ 9,728

   391          120              118              360            360        5.590%             $ 90,318        $74,388
   392          120              113              360            353        5.300%             $ 87,183            NAP
   393           60               58               IO             IO        4.900%                  NAP        $64,171

   394          120              119              259            259        5.820%             $ 57,162        $41,403

   395          120              119              259            259        5.820%             $ 31,602        $22,889

   396          120              119              259            259        5.820%             $ 15,336        $11,108

   397          156              152              360            360        5.680%             $ 86,870        $71,986
   398          120              117              360            360        5.640%             $ 86,491        $71,479

   399          120              119              259            259        5.820%             $ 34,125        $24,717

   400          120              119              259            259        5.820%             $ 33,091        $23,968

   401          120              119              259            259        5.820%             $ 32,574        $23,594

   402          120              114              360            354        5.350%             $ 80,970            NAP
   403          156              152              360            360        5.680%             $ 82,903        $68,699

   404          120              116              360            356        5.520%             $ 30,569            NAP
   405          120              116              360            356        5.520%             $ 29,135            NAP
   406          120              116              360            356        5.520%             $ 19,803            NAP
   407          120              112              360            360        5.240%             $ 74,740        $59,990
   408          120              119              360            359        5.150%             $ 73,714            NAP
   409           60               59              300            299        5.500%             $ 82,902            NAP

   410          120              119              240            239        5.520%             $ 28,939            NAP
   411          120              119              240            239        5.520%             $ 24,632            NAP
   412          120              119              240            239        5.520%             $ 24,460            NAP
   413          120              119              240            239        5.520%             $ 14,986            NAP
   414          120              119              300            299        5.780%             $ 83,597            NAP
   415          120              116              360            356        5.430%             $ 73,243            NAP
   416          120              113              360            353        5.300%             $ 69,413            NAP
   417          120              117              360            357        5.070%             $ 63,580            NAP
   418          120              118              360            360        5.580%             $ 65,359        $53,793
   419          120              118              360            358        5.310%             $ 61,152            NAP

   420          120              116              360            356        5.690%             $ 63,774            NAP
   421          120              116              324            324        5.490%             $ 64,289        $50,328
   422          120              119              360            359        5.200%             $ 57,657            NAP
   423          120              119              360            360        5.470%             $ 58,289        $47,603
   424          120              108              360            348        6.100%             $ 61,811            NAP
   425          120              119              270            269        5.650%             $ 64,826            NAP

   426          120              119              360            359        5.290%             $ 54,082            NAP

   427          120              113              360            353        5.420%             $ 52,620            NAP

   428          120              119              360            359        5.550%             $ 52,419            NAP
   429          120              118              300            298        5.780%             $ 57,414            NAP
   430          120              116              360            360        5.360%             $ 50,593        $40,985
   431          120              116              360            356        5.240%             $ 49,974            NAP

   432          120              117              360            360        5.320%             $ 48,976        $39,555
   433          120              120              360            360        5.550%             $ 48,963            NAP
   434          120              119              324            324        5.220%             $ 49,075        $37,268
   435          120              118              300            298        5.520%             $ 49,838            NAP
   436          120              114              360            354        5.770%             $ 45,910            NAP
   437          120              114              360            360        5.380%             $ 43,142        $35,001

   438          120              117              300            297        6.490%             $ 26,309            NAP
   439          120              117              300            297        6.490%             $ 24,285            NAP
   440           60               58              360            360        4.690%             $ 36,470        $27,897
   441          120              119              360            359        5.330%             $ 39,002            NAP
   442          120              118              360            358        5.150%             $ 38,222            NAP

   443           60               56              360            356        5.540%             $ 39,921            NAP
   444          120              113              360            353        5.440%             $ 39,482            NAP
   445          120              118              300            298        5.990%             $ 44,157            NAP
   446          120              116              360            356        5.340%             $ 36,814            NAP
   447          120              117              360            360        5.860%             $ 38,506        $32,282
   448          120              117              360            357        5.170%             $ 35,572            NAP

   449          120              113              360            353        5.430%             $ 36,058            NAP

   450          120              120              300            300        5.650%             $ 20,678            NAP

----------------------------------------------------------------------------------------------------------------
MORTGAGE   UNDERWRITABLE   UNDERWRITABLE        NOI        NCF   CUT-OFF DATE   BALLOON       BALLOON   MORTGAGE
LOAN NO.             NOI       CASH FLOW   DSCR(11)   DSCR(11)            LTV       LTV       BALANCE   LOAN NO.
----------------------------------------------------------------------------------------------------------------

   376        $2,076,678      $1,903,744       1.55       1.42          73.9%     61.8%   $16,673,337      376
   377        $1,683,159      $1,599,148       1.38       1.32          79.5%     66.5%   $15,029,310      377
   378        $1,517,485      $1,457,485       1.54       1.48          79.8%     74.3%   $16,378,860      378
   379        $1,502,339      $1,444,982       1.56       1.50          79.1%     67.8%   $14,919,374      379
   380        $3,260,019      $2,993,755       2.37       2.18          50.6%     39.4%   $13,474,323      380
   381        $1,411,619      $1,358,619       1.58       1.52          79.9%     72.4%   $15,628,494      381
   382        $1,737,796      $1,582,202       1.40       1.27          68.8%     52.6%   $12,945,094      382
   383        $1,419,941      $1,371,261       1.56       1.51          79.2%     73.6%   $15,594,188      383
   384        $1,821,000      $1,549,654       2.10       1.79          77.5%     68.2%   $14,533,089      384
   385        $1,364,713      $1,301,546       1.58       1.50          80.0%     71.3%   $14,606,942      385
   386        $1,453,049      $1,329,846       1.81       1.65          74.4%     74.4%   $16,000,000      386

   387        $  777,086      $  698,836       2.09       1.85          70.7%     52.1%   $ 4,952,465      387
   388        $  548,574      $  485,496       2.09       1.85          70.7%     52.1%   $ 3,232,135      388
   389        $  385,807      $  335,746       2.09       1.85          70.7%     52.1%   $ 2,137,380      389
   390        $  259,921      $  221,061       2.09       1.85          70.7%     52.1%   $ 1,459,674      390
   391        $1,379,689      $1,304,832       1.55       1.46          79.9%     73.1%   $14,391,517      391
   392        $1,473,582      $1,406,582       1.41       1.34          68.3%     57.3%   $13,057,619      392
   393        $1,492,555      $1,268,015       1.94       1.65          79.5%     79.5%   $15,500,000      393

   394        $  939,933      $  817,017       2.21       1.93          68.5%     50.5%   $ 6,212,422      394
   395        $  734,714      $  652,596       2.21       1.93          68.5%     50.5%   $ 3,434,510      395
   396        $  320,789      $  277,637       2.21       1.93          68.5%     50.5%   $ 1,666,747      396
   397        $1,372,795      $1,282,795       1.59       1.49          75.0%     61.5%   $12,304,152      397
   398        $1,370,547      $1,280,265       1.60       1.49          75.0%     65.9%   $13,184,934      398

   399        $  652,172      $  575,214       2.31       2.06          76.2%     56.2%   $ 3,708,768      399
   400        $  614,008      $  547,174       2.31       2.06          76.2%     56.2%   $ 3,596,380      400
   401        $  737,879      $  666,325       2.31       2.06          76.2%     56.2%   $ 3,540,186      401
   402        $1,485,766      $1,374,266       1.53       1.41          78.7%     66.0%   $12,077,333      402
   403        $1,269,574      $1,193,574       1.54       1.45          74.4%     61.0%   $11,742,263      403

   404        $  464,000      $  462,697       1.27       1.27          79.6%     67.0%   $ 4,499,345      404
   405        $  440,800      $  439,344       1.27       1.27          79.6%     67.0%   $ 4,288,281      405
   406        $  310,832      $  309,558       1.27       1.27          79.6%     67.0%   $ 2,914,691      406
   407        $1,243,989      $1,179,235       1.73       1.64          75.1%     65.5%   $11,818,073      407
   408        $1,405,376      $1,162,238       1.59       1.31          74.9%     62.1%   $11,179,137      408
   409        $1,760,556      $1,595,802       1.77       1.60          67.4%     60.7%   $12,138,244      409

   410        $  527,956      $  450,953       1.52       1.30          67.2%     43.0%   $ 2,680,693      410
   411        $  449,391      $  383,847       1.52       1.30          67.2%     43.0%   $ 2,281,780      411
   412        $  446,249      $  381,162       1.52       1.30          67.2%     43.0%   $ 2,265,823      412
   413        $  273,406      $  233,529       1.52       1.30          67.2%     43.0%   $ 1,388,215      413
   414        $1,526,999      $1,409,099       1.52       1.40          58.4%     45.1%   $10,218,976      414
   415        $1,445,924      $1,372,718       1.65       1.56          68.1%     57.1%   $10,858,084      415
   416        $1,031,452      $  992,452       1.24       1.19          73.0%     61.2%   $10,396,194      416
   417        $1,036,340      $  982,417       1.36       1.29          66.9%     55.5%   $ 9,705,275      417
   418        $1,307,865      $1,161,532       2.03       1.80          70.0%     61.5%   $10,032,107      418
   419        $1,226,997      $  987,685       1.67       1.35          78.4%     65.4%   $ 9,153,174      419
   420        $1,048,386      $  978,386       1.37       1.28          78.8%     66.6%   $ 9,260,801      420
   421        $1,065,651      $1,001,151       1.76       1.66          70.9%     60.1%   $ 9,192,044      421
   422        $1,026,753      $  900,130       1.48       1.30          76.3%     63.3%   $ 8,708,724      422
   423        $  916,987      $  872,129       1.61       1.53          71.0%     60.9%   $ 8,830,701      423
   424        $  970,359      $  915,700       1.31       1.23          74.4%     64.1%   $ 8,690,888      424
   425        $1,508,318      $1,368,399       1.94       1.76          52.8%     37.9%   $ 7,090,889      425
   426        $  862,091      $  837,460       1.33       1.29          76.5%     63.7%   $ 8,109,687      426
   427        $  858,103      $  813,785       1.36       1.29          74.8%     62.9%   $ 7,805,423      427
   428        $1,016,574      $  907,823       1.62       1.44          61.4%     51.1%   $ 7,556,561      428
   429        $1,299,810      $1,162,410       1.89       1.69          68.2%     52.8%   $ 7,016,545      429
   430        $  788,540      $  756,269       1.60       1.54          80.1%     71.6%   $ 8,085,733      430
   431        $  907,482      $  830,283       1.51       1.38          66.2%     55.2%   $ 7,522,463      431
   432        $  810,524      $  773,308       1.71       1.63          68.2%     58.9%   $ 7,600,593      432
   433        $1,262,737      $1,101,243       2.15       1.87          52.5%     43.6%   $ 7,056,564      433
   434        $  779,978      $  725,978       1.74       1.62          76.8%     62.2%   $ 6,844,128      434
   435        $  856,717      $  809,830       1.43       1.35          74.5%     57.1%   $ 6,190,030      435
   436        $1,055,034      $  973,037       1.92       1.77          58.8%     49.9%   $ 6,622,495      436
   437        $  623,000      $  621,000       1.48       1.48          79.0%     70.6%   $ 6,882,864      437

   438        $  512,473      $  457,793       1.63       1.45          67.9%     53.8%   $ 3,079,442      438
   439        $  474,845      $  420,293       1.63       1.45          67.9%     53.8%   $ 2,842,561      439
   440        $  600,862      $  577,682       1.79       1.73          74.1%     69.5%   $ 6,598,627      440
   441        $  666,965      $  626,284       1.43       1.34          73.9%     61.6%   $ 5,829,648      441
   442        $  755,884      $  688,633       1.65       1.50          69.8%     58.0%   $ 5,795,391      442
   443        $  699,902      $  609,590       1.46       1.27          77.5%     72.4%   $ 6,515,830      443
   444        $  682,222      $  651,518       1.44       1.38          77.2%     65.0%   $ 5,847,241      444
   445        $1,095,722      $  978,980       2.07       1.85          67.1%     52.2%   $ 5,326,942      445
   446        $  575,938      $  541,309       1.30       1.23          78.2%     65.4%   $ 5,497,168      446
   447        $  608,384      $  569,292       1.57       1.47          80.0%     70.8%   $ 5,771,159      447
   448        $  640,431      $  594,536       1.50       1.39          68.9%     57.3%   $ 5,386,081      448
   449        $  649,510      $  592,881       1.50       1.37          79.4%     66.8%   $ 5,344,401      449

   450        $  344,985      $  329,242       1.42       1.37          75.0%     57.6%   $ 2,547,521      450




-------------------------------------------------------------------------------------------------------

MORTGAGE      MORTGAGE                                                           APPRAISED    VALUATION
LOAN NO.   LOAN SELLER(1)   PROPERTY NAME(2)                                         VALUE    DATE(12)
-------------------------------------------------------------------------------------------------------

   376         MSMC         Chester Mall                                       $27,000,000   03/10/2005
   377         WFB          Naperville Plaza Shopping Center                   $22,600,000   04/25/2005
   378         MSMC         The Kenmawr Apartments                             $22,050,000   02/03/2005
   379         MSMC         Stevens Pavillion                                  $22,000,000   03/14/2005
   380         SunTrust     Days Inn - Inn at Ellis Square                     $34,200,000   06/22/2005
   381         MSMC         Rosemeade Apartments                               $21,600,000   12/14/2004
   382         MSMC         Chesterfield Village Square                        $24,600,000   02/18/2005
   383         PMCF         Mansell Village                                    $21,200,000   03/25/2005
   384         MSMC         Signature Square I & II                            $21,300,000   11/08/2004
   385         MSMC         McAllen Marketplace                                $20,500,000   02/14/2005
   386         MSMC         Miramar Industrial                                 $21,500,000   05/20/2005
                            HRC Portfolio 2 Roll-up
   387         PMCF         Homewood Suites Plainfield (IX)                    $ 9,500,000   04/12/2005
   388         PMCF         Hampton Inn and Suites Petoskey (IX)               $ 6,200,000   04/14/2005
   389         PMCF         Hampton Inn Fremont (IX)                           $ 4,100,000   04/18/2005
   390         PMCF         Hampton Inn Portage (IX)                           $ 2,800,000   04/13/2005
   391         MSMC         Crosswinds Retail Center                           $19,700,000   03/18/2005
   392         MSMC         Lenoxplace at Garner Station Apartments            $22,800,000   11/22/2004
   393         MSMC         Southpoint Center                                  $19,500,000   05/03/2005
                            HRC Portfolio 3 Roll-up
   394         PMCF         Hampton Inn Clearwater - Central (X)               $12,300,000   04/12/2005
   395         PMCF         Hampton Inn Traverse City (X)                      $ 6,800,000   04/13/2005
   396         PMCF         Hampton Inn LaPorte (X)                            $ 3,300,000   04/12/2005
   397         MSMC         Mission Bay Apartments                             $20,000,000   04/04/2005
   398         MSMC         Fairway Office Center                              $20,000,000   04/04/2005
                            HRC Portfolio 1 Roll-up
   399         PMCF         Baymont Traverse City (XI)                         $ 6,600,000   04/14/2005
   400         PMCF         Hampton Inn Valparaiso (XI)                        $ 6,400,000   04/13/2005
   401         PMCF         Hampton Inn Kalamazoo (XI)                         $ 6,300,000   04/18/2005
   402         MSMC         Villages of Easton                                 $18,300,000   11/10/2004
   403         MSMC         Hunters Run Apartments                             $19,250,000   04/04/2005
                            NE Retail Portfolio Roll-up
   404         MSMC         NE Retail Portfolio - Walgreens Darby (B)          $ 6,725,000   02/03/2005
   405         MSMC         NE Retail Portfolio - Walgreens Haverhill (B)      $ 6,400,000   02/04/2005
   406         MSMC         NE Retail Portfolio - Eckerd Niskayuna (B)         $ 4,350,000   02/17/2005
   407         MSMC         Coronado Plaza                                     $18,050,000   04/01/2005
   408         PMCF         HK Tower                                           $18,000,000   05/03/2005
   409         MSMC         Ambassador Hotel                                   $20,000,000   04/25/2005
                            Zilber Office Portfolio Roll-up
   410         WFB          Zilber Office Portfolio - Tower Executive          $ 6,000,000   04/19/2005
                            Office Building (XII)
   411         WFB          Zilber Office Portfolio - Criticare (XII)          $ 5,500,000   04/19/2005
   412         WFB          Zilber Office Portfolio - Park Plaza (XII)         $ 5,200,000   04/19/2005
   413         WFB          Zilber Office Portfolio - Mayfair Corporate        $ 3,350,000   04/19/2005
                            Center (XII)
   414         PMCF         Mediterranean Inn                                  $22,650,000   05/12/2005
   415         MSMC         North Hollywood Retail                             $19,000,000   02/01/2005
   416         MSMC         Strickland Farms Apartments                        $17,000,000   11/22/2004
   417         WFB          TownCentre Commons                                 $17,500,000   03/07/2005
   418         MSMC         825 East Gate Boulevard                            $16,300,000   02/22/2005
   419         MSMC         Park Techne Center                                 $14,000,000   03/08/2005
   420         MSMC         Foundation Surgery Center                          $13,900,000   01/25/2005
   421         MSMC         Brookside Commons Apartments                       $15,300,000   01/22/2005
   422         MSMC         4311 Wilshire Blvd.                                $13,750,000   03/28/2005
   423         MSMC         Covington Center                                   $14,500,000   04/01/2005
   424         MSMC         Madison Plaza                                      $13,560,000   06/18/2004
   425         MSMC         75 Robin Hill Road                                 $18,700,000   05/31/2005
   426         WFB          Basin Street Town Center                           $12,740,000   04/04/2005
   427         MSMC         Avon/West Hartford Retail                          $12,400,000   11/12/2004
   428         SunTrust     Kane Office Building                               $14,800,000   04/20/2005
   429         MSMC         Hilton Garden Inn                                  $13,300,000   04/11/2005
   430         MSMC         Desert Crossing Shopping Center                    $11,300,000   01/12/2005
   431         WFB          San Leandro Center                                 $13,630,000   01/05/2005
   432         MSMC         Santa Ana Plaza                                    $12,900,000   02/28/2005
   433         SunTrust     Pen Office Building                                $16,200,000   04/20/2005
   434         SunTrust     Courthouse Square Apts                             $11,000,000   04/26/2005
   435         MSMC         Grayhawk Pointe                                    $10,840,000   03/15/2005
   436         MSMC         901 Gilman Street                                  $13,270,000   01/07/2005
   437         MSMC         Walgreens - Marina Del Rey                         $ 9,750,000   11/16/2004
                            Suburban Extended Stay Portfolio Roll-up
   438         MSMC         Suburban Extended Stay Portfolio - Daytona (C)     $ 5,400,000   02/02/2005
   439         MSMC         Suburban Extended Stay Portfolio - Melbourne (C)   $ 5,600,000   02/14/2005
   440         MSMC         115 East Mosholu Parkway                           $ 9,500,000   02/07/2005
   441         PMCF         Snow Creek Crossing                                $ 9,460,000   04/01/2005
   442         MSMC         Seven Corners Medical Campus                       $10,000,000   02/25/2005
   443         MSMC         223 West Erie Street                               $ 9,000,000   01/14/2005

   444         MSMC         Crossroads Center                                  $ 9,000,000   03/01/2005
   445         WFB          Best Western Hotel JTB/Southpoint                  $10,200,000   03/08/2005
   446         MSMC         Lake City Medical Office                           $ 8,400,000   01/28/2005
   447         MSMC         Point Plaza Shopping Center                        $ 8,150,000   02/01/2005
   448         WFB          TownCentre Office and Executive Suites             $ 9,400,000   03/08/2005
   449         MSMC         146 Manetto Hill Road                              $ 8,000,000   10/08/2004
                            Attic IV & V Portfolio - Roll-up
   450         PMCF         Attic IV Self Storage (XIII)                       $ 4,425,000   04/07/2005

-----------------------------------------------------------------------------------------------------------------------------------

MORTGAGE                                            LEASE                                                        LEASE
LOAN NO.   LARGEST TENANT(13)                  EXPIRATION DATE   % NSF   SECOND LARGEST TENANT(13)          EXPIRATION DATE   % NSF
-----------------------------------------------------------------------------------------------------------------------------------

   376     Shop Rite                              01/31/2015      32.6%  Chester Lanes LLC                     10/31/2023     17.8%
   377     Casey Foods                            07/31/2016      19.4%  Trader Joe's                          01/31/2019     10.8%
   378     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   379     Edmonds Ambulatory Surgery Center      06/30/2018      18.0%  Proliance Surgeons                    06/30/2013     10.8%
   380     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   381     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   382     Farmer Jack                            12/31/2016      28.0%  Sears Hardware                        08/17/2006     12.9%
   383     Kroger                                 10/31/2023      63.3%  Blockbuster Video                     01/31/2009      4.9%
   384     Ciuni & Panichi, Inc.                  12/31/2006      14.1%  Pro Ed Communications                 05/31/2009     11.7%
   385     Best Buy                               10/31/2018      43.5%  Linens N Things                       03/31/2014     27.0%
   386     Applied Biotech (subleased from        03/31/2007      21.1%  ST San Diego, LLC                     02/28/2007     20.3%
           Flanders Corporation, Inc.)
   387     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   388     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   389     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   390     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   391     Bed Bath & Beyond Inc.                 01/31/2009      25.3%  Marshalls                             08/31/2015     23.1%
   392     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   393     Sprint Florida, Inc.                   01/31/2008      43.8%  Morrison Homes                        02/28/2009     10.4%
   394     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   395     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   396     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   397     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   398     Ameripath                              11/30/2009      25.7%  The University of Phoenix, Inc.       10/31/2012     24.0%
   399     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   400     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   401     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   402     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   403     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   404     Walgreen Eastern Co., Inc.             09/30/2079     100.0%  NAP                                       NAP         NAP
   405     Walgreen Eastern Co., Inc.             10/31/2079     100.0%  NAP                                       NAP         NAP
   406     Eckerd Corporation                     01/31/2025     100.0%  NAP                                       NAP         NAP
   407     Coronado Managers Corp                 11/30/2010      20.4%  Marie Callender Pie Shops, Inc.       05/31/2008     15.8%
   408     State of Utah                          06/30/2009      55.9%  HK Systems                            08/31/2010     18.4%
   409     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   410     Internal Revenue Service               06/30/2013      37.9%  Tower Insurance Company, Inc.         03/31/2009     32.7%
   411     Criticare Systems, Inc.                08/31/2007      61.5%  Genetic Testing Institute             11/30/2017     38.5%
   412     Park Bank                              03/31/2007      43.8%  iTeam Companies, Inc.                 09/30/2007      6.7%
   413     TN & Associates                        09/30/2006      37.4%  Milwaukee GI Specialists, SC          01/31/2016     25.3%
   414     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   415     La Fiesta Mall                         02/28/2025      41.2%  El Super Market                       03/31/2019     35.2%
   416     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   417     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   418     MagnaCare                              03/31/2011     100.0%  NAP                                       NAP         NAP
   419     Parker Hannifin                        01/31/2006      12.2%  Supervalu Holdings                    04/14/2007      6.5%
   420     Consultants In Pain Medicine           02/01/2015      60.5%  Foundation Surgery Affiliates of      01/17/2020     39.5%
                                                                         San Antonio, L.L.P.
   421     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   422     The Arthritis Foundation Of So. Cal    01/19/2008       8.2%  Imagistics International, Inc.        04/30/2007      6.0%
   423     Office Depot                           02/28/2015      30.2%  Mieko's                               12/31/2009     22.4%
   424     Petco                                  03/31/2015      30.9%  SDDS                                  07/31/2008     12.8%
   425     Innovative Micro Tech                  06/29/2020      73.5%  OCCAM Networks                        09/30/2006     24.2%
   426     Petaluma Cinemas, LLC                  04/30/2025      67.3%  First Community Bank                  02/28/2015      7.3%
   427     Casual Group Int'l, LLC                06/30/2009      13.0%  Cardio Fit, LLC                       05/14/2015     11.3%
   428     Florida Urological                     11/22/2015      24.0%  Sarasota Family YMCA                  09/30/2015     23.7%
   429     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   430     Smith's                                11/30/2031      69.7%  TRIMM                                 08/19/2072      4.5%
   431     Pak N Save (Safeway Inc.)              07/31/2012      39.7%  Bally Total Fitness Corp.             02/28/2020     26.4%
   432     Super Savers                           08/31/2009      13.2%  KFC Store # Y305054                   07/27/2023      7.0%
   433     Protocol Services, Inc.                09/30/2010      42.2%  Sarasota Health Group (Dattoli        01/31/2016     18.5%
                                                                         Cancer)
   434     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   435     Bike Rack                              10/31/2012      35.4%  Midwest Family Physicians, PC         02/28/2012     13.4%
   436     Pyramid Breweries, Inc.                01/31/2020     100.0%  NAP                                       NAP         NAP
   437     Walgreen Co.                           12/31/2038     100.0%  NAP                                       NAP         NAP
   438     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   439     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   440     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   441     Snow Creek Medical                     02/18/2006      17.8%  Copy Depot                            10/31/2006     11.0%
   442     Sleepy Hollow Pediatrics               02/28/2010       8.9%  James N. Sipes, MD                    08/31/2005      8.1%
   443     Flair Communications                   08/31/2011      25.1%  Proteus Group, LLC                    11/30/2006     15.0%
   444     Vincente's Restaurant                  11/30/2014      12.5%  Pat's Pizzeria                        01/31/2015     10.4%
   445     NAP                                        NAP         NAP    NAP                                       NAP         NAP
   446     Lake City Medical Group, P.A.          11/30/2019     100.0%  NAP                                       NAP         NAP
   447     Kash N' Karry                          10/31/2008      44.1%  Florida Dept. of Health               06/30/2006     33.3%
   448     D.R. Horton                            07/07/2006      37.6%  Sutter Health Foundation              05/01/2010     14.2%
   449     Dr. Paul Grappell                      06/30/2012      28.4%  Dr. Maury Marmor                      02/28/2012      8.9%
   450     NAP                                        NAP         NAP    NAP                                      NAP          NAP

----------------------------------------------------------------------------------------------------------------------------------

MORTGAGE                                              LEASE                   INSURANCE            TAX         CAPITAL EXPENDITURE
LOAN NO.   THIRD LARGEST TENANT(13)              EXPIRATION DATE   % NSF   ESCROW IN PLACE   ESCROW IN PLACE   ESCROW IN PLACE(14)
----------------------------------------------------------------------------------------------------------------------------------

   376     Tractor Supply                           07/12/2014     10.1%          No                 No                Yes
   377     Oswald's Pharmacy                        04/30/2019      8.5%         Yes                Yes                 No
   378     NAP                                         NAP          NAP           No                 No                Yes
   379     Swedish Health Services                  06/30/2013     10.7%          No                Yes                Yes
   380     NAP                                         NAP          NAP          Yes                Yes                Yes
   381     NAP                                         NAP          NAP          Yes                Yes                Yes
   382     Staples, Inc.                            09/30/2010     12.2%          No                Yes                 No
   383     Ifidon                                   11/30/2008      3.0%         Yes                Yes                Yes
   384     PCC Airfoils, Inc.                       11/30/2005      8.2%         Yes                Yes                Yes
   385     Davids Bridal                            11/30/2013      9.7%          No                Yes                Yes
   386     Flanders Corporation, Inc.               03/31/2007     14.2%         Yes                Yes                Yes
   387     NAP                                         NAP          NAP          Yes                Yes                Yes
   388     NAP                                         NAP          NAP          Yes                Yes                Yes
   389     NAP                                         NAP          NAP          Yes                Yes                Yes
   390     NAP                                         NAP          NAP          Yes                Yes                Yes
   391     Sofa Express                             01/31/2012     20.2%         Yes                Yes                Yes
   392     NAP                                         NAP          NAP          Yes                Yes                Yes
   393     John Hancock Life Insurance Company      11/30/2008      4.5%         Yes                Yes                Yes
   394     NAP                                         NAP          NAP          Yes                Yes                Yes
   395     NAP                                         NAP          NAP          Yes                Yes                Yes
   396     NAP                                         NAP          NAP          Yes                Yes                Yes
   397     NAP                                         NAP          NAP           No                Yes                Yes
   398     Weiss Money Management, Inc.             05/16/2011     11.6%         Yes                Yes                Yes
   399     NAP                                         NAP          NAP          Yes                Yes                Yes
   400     NAP                                         NAP          NAP          Yes                Yes                Yes
   401     NAP                                         NAP          NAP          Yes                Yes                Yes
   402     NAP                                         NAP          NAP           No                 No                Yes
   403     NAP                                         NAP          NAP           No                Yes                Yes
   404     NAP                                         NAP          NAP           No                 No                 No
   405     NAP                                         NAP          NAP           No                 No                 No
   406     NAP                                         NAP          NAP           No                 No                 No
   407     Wendy's                                  05/31/2007      8.9%         Yes                Yes                Yes
   408     Milliman, Inc                            02/28/2010      2.3%         Yes                Yes                Yes
   409     NAP                                         NAP          NAP           No                Yes                Yes
   410     Title West, Inc.                         06/30/2005     11.7%          No                 No                 No
   411     NAP                                         NAP          NAP           No                 No                 No
   412     Finn, Luck, Stern & DelForge             09/30/2007      6.2%          No                 No                 No
   413     HBT Construction of WI                   02/29/2008      7.2%          No                 No                 No
   414     NAP                                         NAP          NAP          Yes                Yes                Yes
   415     99 Cent Only                             01/31/2007     17.1%         Yes                Yes                Yes
   416     NAP                                         NAP          NAP          Yes                Yes                Yes
   417     NAP                                         NAP          NAP           No                Yes                Yes
   418     NAP                                         NAP          NAP           No                 No                Yes
   419     Option Care Enterprises                  08/31/2010      5.2%         Yes                Yes                Yes
   420     NAP                                         NAP          NAP          Yes                Yes                Yes
   421     NAP                                         NAP          NAP          Yes                Yes                Yes
   422     Incited Media LLC                        12/31/2006      3.1%          No                Yes                Yes
   423     Applebees                                12/31/2024     10.0%         Yes                Yes                 No
   424     Union Bank                               02/28/2009      9.1%         Yes                Yes                Yes
   425     Temo                                     10/31/2005      2.3%          No                Yes                Yes
   426     Tagliaferri Enterprises                  07/30/2011      4.9%          No                Yes                Yes
   427     Blockbuster, Inc.                        10/31/2009      9.9%         Yes                Yes                Yes
   428     Dental Care Alliance                     03/31/2010     14.9%          No                Yes                 No
   429     NAP                                         NAP          NAP           No                Yes                Yes
   430     99 Cents & Superstore                    09/30/2010      4.4%         Yes                 No                 No
   431     Ross Stores, Inc.                        01/31/2015     26.3%         Yes                Yes                Yes
   432     Miyoco Inc.                              06/30/2011      6.2%          No                Yes                Yes
   433     Protocol Services, Inc.                  09/30/2011      5.8%          No                Yes                 No
   434     NAP                                         NAP          NAP          Yes                Yes                Yes
   435     Floors Etc.                              07/31/2007      6.7%         Yes                Yes                Yes
   436     NAP                                         NAP          NAP           No                Yes                Yes
   437     NAP                                         NAP          NAP           No                 No                 No
   438     NAP                                         NAP          NAP           No                Yes                Yes
   439     NAP                                         NAP          NAP           No                Yes                Yes
   440     NAP                                         NAP          NAP          Yes                Yes                Yes
   441     Wasatch Bagel Cafe                       01/14/2006     10.2%         Yes                Yes                 No
   442     Novacare                                 11/30/2009      5.0%         Yes                Yes                Yes
   443     Horn Associates, Inc                     04/30/2007      5.9%         Yes                Yes                Yes
   444     Top Gun Black Belt                       02/28/2010      8.1%         Yes                Yes                Yes
   445     NAP                                         NAP          NAP           No                 No                Yes
   446     NAP                                         NAP          NAP          Yes                Yes                 No
   447     Family Dollar                            12/31/2008      6.8%         Yes                Yes                Yes
   448     Sutter Delta Medical Center              02/28/2009     13.1%          No                Yes                Yes
   449     Gastrointestinal                         07/31/2011      7.0%         Yes                Yes                Yes
   450     NAP                                         NAP          NAP          Yes                Yes                Yes

------------------------------------------------------------------------------------------------------------------------------
MORTGAGE          TI/LC                          OTHER                          SPRINGING          INITIAL CAPITAL EXPENDITURE
LOAN NO.   ESCROW IN PLACE(15)          ESCROW DESCRIPTION(16)           ESCROW DESCRIPTION(17)         ESCROW REQUIREMENT(18)
------------------------------------------------------------------------------------------------------------------------------

   376             Yes                   Shop Rite Reserve              RE Tax, Insurance, Other                      $      0
   377              No                          NAP                               NAP                                 $      0
   378              No                          NAP                        RE Tax, Insurance                          $120,000
   379             Yes                          NAP                            Insurance                              $      0
   380              No                  Renovation Holdback                       NAP                                 $      0
   381              No                          NAP                               NAP                                 $      0
   382              No                     Sears Escrow                  Insurance, CapEx, TI/LC                      $      0
   383              No                   Holdback Reserve                         NAP                                 $      0
   384             Yes                          NAP                               NAP                                 $      0
   385              No                   Occupancy Reserve                       TI/LC                                $      0
   386              No                          NAP                              TI/LC                                $      0
   387              No                  Seasonality Reserve                      Other                                $      0
   388              No                  Seasonality Reserve                      Other                                $      0
   389              No                  Seasonality Reserve                      Other                                $      0
   390              No                  Seasonality Reserve                      Other                                $      0
   391             Yes                          NAP                              TI/LC                                $    244
   392              No                          NAP                               NAP                                 $      0
   393             Yes                          NAP                              TI/LC                                $      0
   394              No                  Seasonality Reserve                      Other                                $      0
   395              No                  Seasonality Reserve                      Other                                $      0
   396              No                  Seasonality Reserve                      Other                                $      0
   397              No                          NAP                            Insurance                              $      0
   398             Yes             Ryan Beck ($2,676,000 LOC); Debt              TI/LC                                $      0
                                       Service Reserve ($86,490)
   399              No                    Seasonality Reserve                    Other                                $      0
   400              No                    Seasonality Reserve                    Other                                $      0
   401              No                    Seasonality Reserve                    Other                                $      0
   402              No                            NAP                      RE Tax, Insurance                          $      0
   403              No                            NAP                          Insurance                              $      0
   404              No                            NAP                   RE Tax, Insurance, CapEx                      $      0
   405              No                            NAP                   RE Tax, Insurance, CapEx                      $      0
   406              No                            NAP                   RE Tax, Insurance, CapEx                      $      0
   407             Yes                Renovation Holdback Reserve                 NAP                                 $      0
   408             Yes                 Leasing Holdback Reserve                   NAP                                 $      0
   409              No                            NAP                         Insurance                               $      0
   410              No                            NAP                             NAP                                 $      0
   411              No                            NAP                             NAP                                 $      0
   412              No                            NAP                             NAP                                 $      0
   413              No                            NAP                             NAP                                 $      0
   414              No                            NAP                             NAP                                 $      0
   415             Yes                            NAP                             NAP                                 $      0
   416              No                            NAP                             NAP                                 $      0
   417              No                            NAP                         Insurance                               $      0
   418             Yes                            NAP                     RE Tax, Insurance                           $      0
   419             Yes                     Holdback Reserve                       NAP                                 $      0
   420             Yes                            NAP                             NAP                                 $      0
   421              No                            NAP                             NAP                                 $  5,375
   422             Yes                            NAP                          Insurance                              $      0
   423             Yes           Occupancy Holdback Reserve ($22464);            TI/LC                                $      0
                                   Meiko's Fitness Holdback Reserve
                                 ($35,964); TI/SI/PI Costs Holdback
                                        Reserve ($125,293)
   424             Yes                    Petco Holdback                          NAP                                 $      0
   425             Yes                            NAP                          Insurance                              $      0
   426             Yes                            NAP                             NAP                                 $      0
   427             Yes           Blockbuster Reserve ($50,000); Porch            CapEx                                $ 50,000
                                  & Patio Reserve ($82,000); Daswahi
                                 & Sons Escrow ($225,000); Cardio
                                     Express Escrow ($51,008.52)
   428              No                            NAP                             NAP                                 $      0
   429              No                            NAP                          Insurance                              $      0
   430              No                            NAP                            TI/LC                                $      0
   431             Yes                            NAP                            Other                                $      0
   432             Yes                  Suite 810 Holdback                     Insurance                              $      0
   433             Yes                 Protocol Lease Escrow                     TI/LC                                $      0
   434              No                            NAP                             NAP                                 $      0
   435             Yes                            NAP                         CapEx, TI/LC                            $ 20,440
   436             Yes                            NAP                          Insurance                              $      0
   437              No                            NAP                      RE Tax, Insurance                          $      0
   438              No                            NAP                             NAP                                 $      0
   439              No                            NAP                             NAP                                 $      0
   440              No                            NAP                             NAP                                 $      0
   441             Yes                            NAP                             NAP                                 $      0
   442             Yes                         Holdback                           NAP                                 $      0
   443             Yes                            NAP                             NAP                                 $      0
   444             Yes                 Holdback for new tenants                   NAP                                 $      0
   445              No                            NAP                   RE Tax, Insurance, CapEx                      $      0
   446              No                            NAP                         CapEx, TI/LC                            $      0
   447             Yes                            NAP                             NAP                                 $      0
   448             Yes                            NAP                          Insurance                              $      0
   449             Yes                            NAP                             NAP                                 $      0
   450              No                            NAP                             NAP                                 $      0

------------------------------------------------------------------------------------------------------------
MORTGAGE                  MONTHLY CAPITAL EXPENDITURE   CURRENT CAPITAL EXPENDITURE            INITIAL TI/LC
LOAN NO.                       ESCROW REQUIREMENT(19)            ESCROW BALANCE(20)   ESCROW REQUIREMENT(21)
------------------------------------------------------------------------------------------------------------

   376                                        $ 3,193                      $      0            $           0
   377                                        $     0                      $      0            $           0
   378                                        $ 4,919                      $120,000            $           0
   379                                        $ 1,226                      $  1,226            $           0
   380                                        $21,383                      $149,678            $           0
   381                                        $ 4,417                      $  4,417            $           0
   382                                        $     0                      $      0            $           0
   383                                        $ 1,233                      $  1,233            $           0
   384                                        $ 2,761                      $ 13,856            $           0
   385                                        $ 1,294                      $  2,591            $           0
   386                                        $ 5,747                      $      0            $           0
   387                                        $ 8,065                      $      0            $           0
   388                                        $ 5,264                      $      0            $           0
   389                                        $ 3,481                      $      0            $           0
   390                                        $ 2,377                      $      0            $           0
   391                                        $ 1,831                      $      0            $     150,000
   392                                        $ 5,500                      $ 22,086            $           0
   393                                        $ 1,699                      $      0            $     500,000
   394                                        $11,357                      $      0            $           0
   395                                        $ 6,279                      $      0            $           0
   396                                        $ 3,047                      $      0            $           0
   397                                        $ 6,803                      $ 13,619            $           0
   398                                        $ 1,462                      $  1,462            $     371,000
   399                                        $ 6,137                      $      0            $           0
   400                                        $ 5,951                      $      0            $           0
   401                                        $ 5,858                      $      0            $           0
   402                                        $ 9,292                      $ 37,278            $           0
   403                                        $ 6,186                      $ 12,384            $           0
   404                                        $     0                      $      0            $           0
   405                                        $     0                      $      0            $           0
   406                                        $     0                      $      0            $           0
   407                                        $   671                      $  4,030            $           0
   408                                        $ 3,500                      $      0            $900,000 (LOC)
   409                                        $13,730                      $      0            $           0
   410                                        $     0                      $      0            $           0
   411                                        $     0                      $      0            $           0
   412                                        $     0                      $      0            $           0
   413                                        $     0                      $      0            $           0
   414                                        $ 9,750                      $      0            $           0
   415                                        $ 1,699                      $  3,398            $           0
   416                                        $ 3,250                      $ 13,051            $           0
   417                                        $ 4,494                      $  4,495            $           0
   418                                        $ 1,270                      $      0            $           0
   419                                        $ 5,732                      $      0            $           0
   420                                        $   630                      $  1,259            $           0
   421                                        $ 5,375                      $ 16,125            $           0
   422                                        $ 1,662                      $      0            $           0
   423                                        $     0                      $      0            $      50,000
   424                                        $ 1,582                      $ 15,820            $           0
   425                                        $ 2,147                      $      0            $           0
   426                                        $   538                      $      0            $           0
   427                                        $     0                      $ 50,417            $      50,000
   428                                        $     0                      $      0            $           0
   429                                        $11,450                      $      0            $           0
   430                                        $     0                      $      0            $           0
   431                                        $ 1,189                      $  2,378            $           0
   432                                        $   567                      $    567            $           0
   433                                        $     0                      $      0            $           0
   434                                        $ 3,750                      $  3,750            $           0
   435                                        $     0                      $ 20,440            $     150,000
   436                                        $ 1,729                      $  6,936            $     500,000
   437                                        $     0                      $      0            $           0
   438     1/12 of 4% Gross Income for preceding year                      $  4,557            $           0
   439     1/12 of 4% Gross Income for preceding year                      $  4,546            $           0
   440                                        $ 1,917                      $      0            $           0
   441                                        $     0                      $      0            $           0
   442                                        $ 1,296                      $      0            $           0
   443                                        $ 1,149                      $  2,298            $      70,346
   444                                        $   380                      $  1,900            $           0
   445                                        $ 9,728                      $      0            $           0
   446                                        $     0                      $      0            $           0
   447                                        $ 1,214                      $  1,214            $           0
   448                                        $   590                      $    590            $           0
   449                                        $   923                      $  4,615            $     150,000
   450                                        $ 1,080                      $      0            $           0

-------------------------------------------------------------------------------------------------------
MORTGAGE            MONTHLY TI/LC        CURRENT TI/LC   ENVIRONMENTAL      INTEREST
LOAN NO.   ESCROW REQUIREMENT(22)   ESCROW BALANCE(23)     INSURANCE     ACCRUAL METHOD   SEASONING(24)
-------------------------------------------------------------------------------------------------------

   376                    $ 4,167             $      0         No          Actual/360            2
   377                    $     0             $      0         No          Actual/360            2
   378                    $     0             $      0         No          Actual/360            1
   379                    $ 1,488             $  1,488         No          Actual/360            3
   380                    $     0             $      0         No          Actual/360            7
   381                    $     0             $      0         No          Actual/360            3
   382                    $     0             $      0         No          Actual/360            3
   383                    $     0             $      0         No          Actual/360            2
   384                    $16,757             $ 84,096         No          Actual/360            7
   385                    $     0             $      0         No          Actual/360            4
   386                    $     0             $      0         No          Actual/360            1
   387                    $     0             $      0         No          Actual/360            1
   388                    $     0             $      0         No          Actual/360            1
   389                    $     0             $      0         No          Actual/360            1
   390                    $     0             $      0         No          Actual/360            1
   391                    $     0             $150,000         No          Actual/360            2
   392                    $     0             $      0         No          Actual/360            7
   393                    $     0             $500,000         No          Actual/360            2
   394                    $     0             $      0         No          Actual/360            1
   395                    $     0             $      0         No          Actual/360            1
   396                    $     0             $      0         No          Actual/360            1
   397                    $     0             $      0         No          Actual/360            4
   398                    $     0             $371,302         No          Actual/360            3
   399                    $     0             $      0         No          Actual/360            1
   400                    $     0             $      0         No          Actual/360            1
   401                    $     0             $      0         No          Actual/360            1
   402                    $     0             $      0         No          Actual/360            6
   403                    $     0             $      0         No          Actual/360            4
   404                    $     0             $      0         No          Actual/360            4
   405                    $     0             $      0         No          Actual/360            4
   406                    $     0             $      0         No          Actual/360            4
   407                    $ 4,167             $ 25,024         No          Actual/360            8
   408                    $25,000             $      0         No          Actual/360            1
   409                    $     0             $      0         No          Actual/360            1
   410                    $     0             $      0         No            30/360              1
   411                    $     0             $      0         No            30/360              1
   412                    $     0             $      0         No            30/360              1
   413                    $     0             $      0         No            30/360              1
   414                    $     0             $      0         No          Actual/360            1
   415                    $ 2,832             $  5,664         No          Actual/360            4
   416                    $     0             $      0         No          Actual/360            7
   417                    $     0             $      0         No          Actual/360            3
   418                    $ 6,351             $      0         No          Actual/360            2
   419                    $14,225             $      0         No          Actual/360            2
   420                    $ 3,567             $  7,134         No          Actual/360            4
   421                    $     0             $      0         No          Actual/360            4
   422                    $ 8,333             $      0         No          Actual/360            1
   423                    $     0             $ 50,000         No          Actual/360            1
   424                    $ 2,000             $ 20,000         No          Actual/360           12
   425                    $ 8,333             $      0         No          Actual/360            1
   426                    $ 1,514             $      0         No          Actual/360            1
   427                    $ 2,593             $133,449         No          Actual/360            7
   428                    $     0             $      0         No          Actual/360            1
   429                    $     0             $      0         No          Actual/360            2
   430                    $     0             $      0         No          Actual/360            4
   431                    $ 5,438             $ 10,876         No          Actual/360            4
   432                    $ 2,799             $  2,799         No          Actual/360            3
   433                    $ 2,778             $      0         No          Actual/360            0
   434                    $     0             $      0         No          Actual/360            1
   435                    $     0             $150,000         No          Actual/360            2
   436                    $10,000             $543,582         No          Actual/360            6
   437                    $     0             $      0         No          Actual/360            6
   438                    $     0             $      0         No          Actual/360            3
   439                    $     0             $      0         No          Actual/360            3
   440                    $     0             $      0         No          Actual/360            2
   441                    $ 4,000             $      0         No          Actual/360            1
   442                    $ 4,631             $      0         No          Actual/360            2
   443                    $ 5,745             $ 81,836         No          Actual/360            4
   444                    $ 1,267             $  6,333         No          Actual/360            7
   445                    $     0             $      0         No          Actual/360            2
   446                    $     0             $      0         No          Actual/360            4
   447                    $ 5,625             $ 11,230         No          Actual/360            3
   448                    $ 2,969             $  2,969         No          Actual/360            3
   449                    $     0             $150,000         No          Actual/360            7
   450                    $     0             $      0         No          Actual/360            0

-----------------------------------------------------------------------------------------
                    PREPAYMENT CODE(25)
MORTGAGE   ------------------------------------       YM        ADMORTGAGETIVE   MORTGAGE
LOAN NO.   LO   DEF   DEF/YM1   YM1   YM   OPEN   FORMULA(26)    COST RATE(27)   LOAN NO.
-----------------------------------------------------------------------------------------

   376     59                    57          4         E                 3.175      376
   377     26    87                          7                           3.175      377
   378     25    91                          4                           3.175      378
   379     27    89                          4                           3.175      379
   380     31    85                          4                          10.175      380
   381     27    89                          4                           3.175      381
   382     27    86                          7                           3.175      382
   383     27    91                          2                           7.175      383
   384     31    85                          4                           3.175      384
   385     59                    57          4         C                 3.175      385
   386     25    28                          7                           8.175      386
   387     26    90                          4                           9.175      387
   388     26    90                          4                           9.175      388
   389     26    90                          4                           9.175      389
   390     26    90                          4                           9.175      390
   391     26    90                          4                           3.175      391
   392     31    85                          4                           3.175      392
   393     26    30                          4                           3.175      393
   394     26    90                          4                           9.175      394
   395     26    90                          4                           9.175      395
   396     26    90                          4                           9.175      396
   397     28   124                          4                           3.175      397
   398     27    89                          4                           3.175      398
   399     26    90                          4                           9.175      399
   400     26    90                          4                           9.175      400
   401     26    90                          4                           9.175      401
   402     30    86                          4                           3.175      402
   403     28   124                          4                           3.175      403
   404     28    88                          4                           3.175      404
   405     28    88                          4                           3.175      405
   406     28    88                          4                           3.175      406
   407     32    83                          5                          13.175      407
   408     47                    69          4         F                 2.175      408
   409     25    31                          4                           3.175      409
   410     35                    81          4         B                 3.175      410
   411     35                    81          4         B                 3.175      411
   412     35                    81          4         B                 3.175      412
   413     35                    81          4         B                 3.175      413
   414     26    87                          7                           7.175      414
   415     28    88                          4                           3.175      415
   416     31    85                          4                           3.175      416
   417     35    83                          2                           8.175      417
   418     26    90                          4                           3.175      418
   419     26    84                         10                           3.175      419
   420     28    88                          4                           3.175      420
   421     28    88                          4                           3.175      421
   422     25    91                          4                           3.175      422
   423     25    91                          4                           3.175      423
   424     36    80                          4                           8.175      424
   425     25    70                         25                           3.175      425
   426     35    83                          2                           8.175      426
   427     31    84                          5                           3.175      427
   428     59                    57          4         G                10.175      428
   429     26    87                          7                           3.175      429
   430     28    88                          4                          13.175      430
   431     35    83                          2                           3.175      431
   432     27    89                          4                           3.175      432
   433     59                    57          4         H                10.175      433
   434     25    91                          4                          10.175      434
   435     26                    90          4         I                 3.175      435
   436     30    86                          4                           3.175      436
   437     30    89                          1                           3.175      437
   438     27    89                          4                           3.175      438
   439     27    89                          4                           3.175      439
   440     26    30                          4                           3.175      440
   441     26    90                          4                           7.175      441
   442     26            81                 13         J                 3.175      442
   443     28    28                          4                           3.175      443
   444     31    85                          4                           3.175      444
   445     35    83                          2                           3.175      445
   446     28    88                          4                           3.175      446
   447     27    89                          4                           3.175      447
   448     35    83                          2                           8.175      448
   449     31    85                          4                           3.175      449
   450     25                    88          7         F                 2.175      450


APPENDIX II

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



-----------------------------------------------------------
MORTGAGE     CMSA         CMSA       MORTGAGE         LOAN
LOAN NO.   LOAN NO.   PROPERTY NO.   LOAN SELLER(1)   GROUP
-----------------------------------------------------------

  451                    91-002      PMCF               1
  452         92         92-001      WFB                1
  453         93         93-001      WFB                1
  454         94         94-001      MSMC               1
  455         95         95-001      MSMC               1
  456         96         96-001      WFB                1
  457         97         97-001      MSMC               1
  458         98         98-001      WFB                1
  459         99         99-001      MSMC               1
  460        100        100-001      WFB                1
  461        101        101-001      MSMC               1
  462        102        102-001      PMCF               2
  463        103        103-001      PMCF               1

  464        104        104-001      WFB                1
  465                   104-002      WFB                1
  466        105        105-001      MSMC               1
  467        106        106-001      MSMC               1
  468        107        107-001      MSMC               1
  469        108        108-001      MSMC               1
  470        109        109-001      PMCF               1
  471        110        110-001      PMCF               2
  472        111        111-001      MSMC               1
  473        112        112-001      MSMC               1
  474        113        113-001      MSMC               1

  475        114        114-001      MSMC               1
  476                   114-002      MSMC               1
  477                   114-003      MSMC               1
  478                   114-004      MSMC               1
  479                   114-005      MSMC               1
  480                   114-006      MSMC               1
  481        115        115-001      MSMC               1
  482        116        116-001      PMCF               2
  483        117        117-001      MSMC               1
  484        118        118-001      MSMC               1
  485        119        119-001      MSMC               1
  486        120        120-001      MSMC               2
  487        121        121-001      MSMC               1
  488        122        122-001      MSMC               2
  489        123        123-001      MSMC               1
  490        124        124-001      MSMC               1
  491        125        125-001      PMCF               2
  492        126        126-001      MSMC               1
  493        127        127-001      MSMC               1
  494        128        128-001      PMCF               1
  495        129        129-001      MSMC               1
  496        130        130-001      WFB                1

  497        131        131-001      MSMC               1
  498        132        132-001      MSMC               1
  499        133        133-001      MSMC               1
  500        134        134-001      WFB                1
  501        135        135-001      MSMC               1
  502        136        136-001      MSMC               1
  503        137        137-001      MSMC               1
  504        138        138-001      WFB                1
  505        139        139-001      WFB                1
  506        140        140-001      MSMC               1
  507        141        141-001      MSMC               1

  508        142        142-001      WFB                1
  509                   142-002      WFB                1
  510                   142-003      WFB                1
  511                   142-004      WFB                1
  512                   142-005      WFB                1
  513                   142-006      WFB                1
  514                   142-007      WFB                1
  515        143        143-001      WFB                1
  516        144        144-001      WFB                1
  517        145        145-001      MSMC               1
  518        146        146-001      SunTrust           1
  519        147        147-001      WFB                1
  520        148        148-001      MSMC               2
  521        149        149-001      MSMC               1
  522        150        150-001      WFB                2
  523        151        151-001      WFB                1
  524        152        152-001      MSMC               2
  525        153        153-001      PMCF               1
  526        154        154-001      MSMC               1
  527        155        155-001      MSMC               2
  528        156        156-001      WFB                1
  529        157        157-001      PMCF               1
  530        158        158-001      MSMC               1
  531        159        159-001      WFB                1
  532        160        160-001      PMCF               1
  533        161        161-001      WFB                1
  534        162        162-001      MSMC               1
  535        163        163-001      MSMC               1
  536        164        164-001      MSMC               1
  537        165        165-001      MSMC               1
  538        166        166-001      SunTrust           1
  539        167        167-001      WFB                1
  540        168        168-001      MSMC               1
  541        169        169-001      WFB                1
  542        170        170-001      PMCF               1
  543        171        171-001      MSMC               1
  544        172        172-001      SunTrust           2
  545        173        173-001      WFB                1
  546        174        174-001      SunTrust           1
  547        175        175-001      SunTrust           2
  548        176        176-001      MSMC               1
  549        177        177-001      MSMC               1

---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.   PROPERTY NAME(2)                                                                STREET ADDRESS
---------------------------------------------------------------------------------------------------------------------------------

  451      Attic V Self Storage (XIII)                                                     3280 Dallas Highway
  452      Tinley Crossings Corporate Center                                               8505 W. 183rd St.
  453      Harbor Business Center                                                          13200-13210 Estrella Ave.
  454      Manheim Shopping Center                                                         127-133 Doe Run Road
  455      Marriott Fairfield Inn and Suites                                               5614 Vineland Road
  456      ACCO Airport Center                                                             1801 & 1809 Excise Avenue
  457      Regency Square                                                                  101 Rohrerstown Road
  458      Scolari's - Robb Drive                                                          6255 East Sharland Avenue East
  459      Old Bakery Place Shopping Center                                                101-102 Bonham Rd.
  460      TownCentre Plaza                                                                1185, 1155 Second Street
  461      Buzard Eye Institute Medical Building                                           7315 W. Sahara Avenue
  462      12569 Van Nuys Blvd.                                                            12569 Van Nuys Blvd.
  463      Conquistador Office Park                                                        9960 West Cheyenne Avenue
           Rocklin Portfolio - Roll-up
  464      Rocklin Properties - Rocklin Industrial (XIV)                                   3655 Cincinnati Avenue
  465      Rocklin Properties - Rocklin Retail (XIV)                                       4430 Granite Drive
  466      Shaw Butte Center                                                               13216, 13236, & 13240 N. 7th Street
  467      Western Skies Village Center                                                    1534 Ray Road
  468      Windy Hill Village                                                              2359 Windy Hill Road
  469      One Highland Place                                                              2145 & 2151 Highland Avenue
  470      Attic III Self Storage                                                          2095 North Cobb Parkway
  471      South Pacific Apartments                                                        401 Pacific Avenue
  472      Library Plaza                                                                   13132-13180 Poway Road
  473      Shops at Lakeline Village                                                       1420 Cypress Creek Road
  474      103rd St. Family Center                                                         6733 103rd St.
           Rutgers Student Housing Roll-up
  475      Rutgers Student Housing - 82 Louis Street (XV)                                  82 Louis Street
  476      Rutgers Student Housing - 260 Somerset Street (XV)                              260 Somerset Street
  477      Rutgers Student Housing - 211 Hamilton Street (XV)                              211 Hamilton Street
  478      Rutgers Student Housing - 37 Duke Street (XV)                                   37 Duke Street
  479      Rutgers Student Housing - 80 Guilden Street (XV)                                80 Guilden Street
  480      Rutgers Student Housing - 172 Easton Avenue (XV)                                172 Easton Avenue
  481      1400 Spring Street                                                              1400 Spring Street
  482      Gresham Central Apartments                                                      800 NE Roberts Avenue
  483      Herrington Center                                                               1098 Herrington Road
  484      Crystal View Plaza                                                              11974 Lebanon Road
  485      Ranch Circle Plaza                                                              4302 E. Ray Road
  486      Brockton Apartments                                                             178 & 180 Highland Street
  487      2705 South Industrial Offices                                                   2705 South Industrial Highway
  488      The Hedges Apartments                                                           4901 Lawndale Drive
  489      Spencer Spring Center                                                           1725 East Warm Springs Road
  490      Shoppes at Macungie                                                             185 West Main Street
  491      Colonial Apartments                                                             307 Miss Mary Road
  492      Right Track Self Storage                                                        101 E. Hoffman Avenue
  493      Manalapan Medical Arts Building                                                 50 Franklin Lane
  494      Attic IX Self Storage                                                           3850 Shallowford Road
  495      Hy-Vee Plaza                                                                    801-905 Highway 30
  496      1950 Addison Street Office                                                      1950 Addison Street
           TX Self Storage Portfolio Roll-up
  497      TX Self Storage Portfolio - Blanco (D)                                          5149 Blanco Road
  498      TX Self Storage Portfolio - Laredo (D)                                          2155 Laredo Street
  499      Spanish Hills Plaza                                                             5325 South Fort Apache
  500      The Shoppes at Athenry                                                          7142 - 7196 Muirfield Drive
  501      Manatee West Shopping Center                                                    7441 Manatee Avenue West
  502      Ferndale Retail Center                                                          22801-22871 Woodward Avenue
  503      Horton Court                                                                    501, 551, 574, & 575 Horton Court
  504      Redding T.J. Maxx                                                               1160 Hilltop Drive
  505      Redding Bed Bath and Beyond                                                     1140 Hilltop Drive
  506      Oaks Plaza                                                                      10630, 10650 & 10730 North 56th Street
  507      University Park Plaza                                                           1101-1105 University Drive East
           Dollar General S. Texas Portfolio (Pool 8) Roll-up
  508      Dollar General S. Texas Portfolio (Pool 8) - Coldspring (XVI)                   705 Hwy 150
  509      Dollar General S. Texas Portfolio (Pool 8) - Texas City Magnolia (XVI)          602 Honea Egypt Rd
  510      Dollar General S. Texas Portfolio (Pool 8) - Dollar General Texas City (XVI)    185 Billy Mitchell Blvd
  511      Dollar General S. Texas Portfolio (Pool 8) - Beaumont (XVI)                     8455 Phelan Blvd
  512      Dollar General S. Texas Portfolio (Pool 8) - Brownsville (XVI)                  1300 W. Ruben M. Torres Blvd
  513      Dollar General S. Texas Portfolio (Pool 8) - Mission (XVI)                      1700 E. Griffin Parkway
  514      Dollar General S. Texas Portfolio (Pool 8) - Dollar General Los Fresnos (XVI)   729 Hwy 100
  515      Time Square East Ph 1                                                           4900 13th Avenue Southwest
  516      Rogers Retail Center                                                            21897 Diamond Lake Road
  517      CVS Baton Rouge                                                                 9006 Greenwell Springs Road
  518      Ford Plaza                                                                      10070 Ford Avenue
  519      Redding Michaels                                                                1070 Hilltop Drive
  520      Friendship Arms Apartments                                                      5450 East Lake Mead Boulevard
  521      South Mountain Plaza                                                            26 East Baseline Road
  522      Tamarus Village Apartments                                                      5055 South Tamarus Street
  523      Hamilton Exhibits                                                               9150 E 33rd Street
  524      Seven St. Luke's Place Apartments                                               7 St. Luke's Place
  525      Attic I Self Storage                                                            155 Heatherset Drive
  526      Jamul Shopping Center                                                           13881 Campo Road
  527      2680 Heath Avenue                                                               2680 Heath Avenue
  528      Redding Pier 1 Imports                                                          1120 Hilltop Drive
  529      Attic VI Self Storage                                                           2645 Hickory Grove Road
  530      CVS Kenner                                                                      820 West Esplanade Avenue
  531      Wakeman/Aloe Industrial                                                         1711 Briercroft Court
  532      Attic II Self Storage                                                           1225 Canton Road
  533      Oakmead Industrial Building                                                     440-456 Oakmead Parkway
  534      Rite Aid-Youngstown, OH                                                         3527 Canfield Road
  535      Space Coast Resort                                                              820 Barnes Boulevard
  536      Parkway Villas                                                                  500-520 Eagles Landing Parkway
  537      Normandy Plaza                                                                  7077 Normandy Boulevard
  538      Fairfield Inn - Jacksonville                                                    121 Circuit Lane
  539      Rancho Dominguez Industrial                                                     19301 South Santa Fe Avenue
  540      K-2 Plaza                                                                       399 Louis Henna Boulevard
  541      Sun Commercial Center                                                           3433 Losee Road and 3432 Bruce Street
  542      Attic VIII Self Storage                                                         3495 Baker Road
  543      Shops at Green Valley                                                           5121 Business Center Drive
  544      Ponderosa Place Apartments                                                      1493 Ponderosa Road
  545      Rapids Plaza Shopping Center                                                    4531 and 4551 8th Street South
  546      Glens Falls Office                                                              1 Broad Street
  547      Abercorn Street                                                                 1700-1712 Abercorn Street
  548      399 West Palmetto Park Office Building                                          399 West Palmetto Park Road
  549      Stone Mill Shopping Center                                                      11 Red Pump Road

           TOTALS AND WEIGHTED AVERAGES:

-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.   CITY               STATE   ZIP CODE   PROPERTY TYPE          PROPERTY SUB-TYPE    UNITS/SF(3)       YEAR BUILT
-----------------------------------------------------------------------------------------------------------------------------

  451      Marietta           GA       30064     Self Storage           Self Storage           59,532             2001
  452      Tinley Park        IL       60477     Office                 Suburban               57,375             2004
  453      Los Angeles        CA       90248     Industrial/Warehouse   Light Industrial      115,339             1988
  454      Manheim            PA       17545     Retail                 Unanchored             78,647             1975
  455      Orlando            FL       32819     Hospitality            Limited Service           116             2001
  456      Ontario            CA       91761     Office                 Suburban               46,469             2004
  457      Lancaster          PA       17603     Retail                 Unanchored             58,973             1989
  458      Reno               NV       89523     Retail                 Free Standing          46,205             2004
  459      Bristol            VA       24202     Retail                 Anchored               62,141             2000
  460      Brentwood          CA       94513     Retail                 Shadow Anchored        23,685          1989 / 1995
  461      Las Vegas          NV       89117     Office                 Medical                27,227             1999
  462      Pacoima            CA       91331     Multifamily            Garden                     62             1989
  463      Las Vegas          NV       89129     Office                 Suburban               33,196             2003

  464      Rocklin            CA       95765     Industrial/Warehouse   Warehouse              50,400             1990
  465      Rocklin            CA       95677     Retail                 Unanchored             18,390             2004
  466      Phoenix            AZ       85022     Retail                 Shadow Anchored        25,040             1981
  467      Gilbert            AZ       85296     Retail                 Unanchored             24,128             2002
  468      Marietta           GA       30067     Retail                 Anchored              101,090             1985
  469      Birmingham         AL       35205     Office                 Suburban               65,962          1957 / 1961
  470      Kennesaw           GA       30152     Self Storage           Self Storage          110,051             1997
  471      Santa Cruz         CA       95060     Multifamily            Garden                     71             2003
  472      Poway              CA       92064     Retail                 Unanchored             29,462             1975
  473      Cedar Park         TX       78613     Retail                 Shadow Anchored        19,965             2001
  474      Jacksonville       FL       32210     Retail                 Shadow Anchored        37,800             1987
  475      New Brunswick      NJ       08901     Multifamily            Low-Rise                    3             2005
  476      New Brunswick      NJ       08901     Multifamily            Low-Rise                    2             2005
  477      New Brunswick      NJ       08901     Multifamily            Low-Rise                    2             2004
  478      New Brunswick      NJ       08901     Multifamily            Low-Rise                    2             2004
  479      New Brunswick      NJ       08901     Multifamily            Low-Rise                    2             2004
  480      New Brunswick      NJ       08901     Multifamily            Low-Rise                    2             1945
  481      Silver Spring      MD       20910     Office                 Suburban               69,540             1961
  482      Gresham            OR       97030     Multifamily            Garden                     90             1996
  483      Lawrenceville      GA       30044     Retail                 Unanchored             40,001             1999
  484      Sharonville        OH       45241     Retail                 Unanchored             66,083             1984
  485      Phoenix            AZ       85044     Retail                 Unanchored             21,295             1998
  486      Brockton           MA       02301     Multifamily            Low-Rise                   64             1970
  487      Ann Arbor          MI       48104     Office                 Suburban               37,875             1999
  488      Greensboro         NC       27455     Multifamily            Garden                    140             1983
  489      Las Vegas          NV       89119     Retail                 Unanchored             24,336             1992
  490      Macungie           PA       18062     Retail                 Unanchored             31,473             1997
  491      Cleburne           TX       76031     Multifamily            Garden                     68             2004
  492      Lindenhurst        NY       11757     Self Storage           Self Storage           46,913             2002
  493      Manalapan          NJ       07726     Office                 Medical                19,223             2004
  494      Marietta           GA       30062     Self Storage           Self Storage           66,641             2002
  495      Carroll            IA       51401     Retail                 Anchored               58,782          1991 - 1992
  496      Berkeley           CA       94704     Office                 Suburban               23,306             1903
  497      San Antonio        TX       78213     Self Storage           Self Storage           48,130             1982
  498      San Antonio        TX       78207     Self Storage           Self Storage           46,981             1998
  499      Las Vegas          NV       89148     Retail                 Unanchored             13,764             2002
  500      Dublin             OH       43017     Retail                 Unanchored             26,501             1998
  501      Bradenton          FL       34209     Retail                 Unanchored             47,242             1984
  502      Ferndale           MI       48220     Retail                 Anchored               30,916             1984
  503      Lexington          KY       40511     Industrial/Warehouse   Warehouse             130,650             1985
  504      Redding            CA       96003     Retail                 Shadow Anchored        28,000             2001
  505      Redding            CA       96003     Retail                 Shadow Anchored        25,500             2002
  506      Temple Terrace     FL       33617     Mixed Use              Retail/Office          42,221             1978
  507      College Station    TX       77840     Mixed Use              Office/Retail          29,254             2001
  508      Coldspring         TX       77331     Retail                 Shadow Anchored         9,014             2005
  509      Magnolia           TX       77354     Retail                 Shadow Anchored         8,125             2004
  510      Brownsville        TX       78521     Retail                 Shadow Anchored         8,125             2004
  511      Beaumont           TX       77707     Retail                 Shadow Anchored         9,100             2003
  512      Brownsville        TX       78520     Retail                 Shadow Anchored         9,100             2003
  513      Mission            TX       78572     Retail                 Shadow Anchored         9,100             2005
  514      Los Fresnos        TX       78566     Retail                 Shadow Anchored         9,100             2003
  515      Fargo              ND       58103     Retail                 Unanchored             19,425             2002
  516      Rogers             MN       55374     Retail                 Shadow Anchored        14,832             2004
  517      Baton Rouge        LA       70814     Retail                 Anchored               13,824             2004
  518      Richmond Hill      GA       31324     Retail                 Unanchored             50,128          1978 - 1992
  519      Redding            CA       96003     Retail                 Shadow Anchored        23,838             2003
  520      Las Vegas          NV       89156     Multifamily            Garden                     52             1988
  521      Phoenix            AZ       85015     Retail                 Unanchored             43,230             1986
  522      Las Vegas          NV       89119     Multifamily            Garden                     87             1979
  523      Indianapolis       IN       46235     Industrial/Warehouse   Warehouse             187,244             1991
  524      Montclair          NJ       07042     Multifamily            Low-Rise                   40             1924
  525      Marietta           GA       30064     Self Storage           Self Storage           84,758             1985
  526      Jamul              CA       91935     Retail                 Unanchored             28,982             1985
  527      Bronx              NY       10463     Multifamily            Mid-Rise                   53             1927
  528      Redding            CA       96003     Retail                 Shadow Anchored        12,211             2002
  529      Acworth            GA       30101     Self Storage           Self Storage           59,390             1998
  530      Kenner             LA       70065     Retail                 Free Standing          13,813             2004
  531      Carrollton         TX       75006     Industrial/Warehouse   Light Industrial       67,245             1986
  532      Marietta           GA       30066     Self Storage           Self Storage           65,725             1988
  533      Sunnyvale          CA       94085     Industrial/Warehouse   Flex Industrial        27,401             1976
  534      Youngstown         OH       44511     Retail                 Free Standing          19,429             1965
  535      Rockledge          FL       32955     RV Park                RV Park                   259             1983
  536      Stockbridge        GA       30281     Retail                 Unanchored             13,180             2004
  537      Jacksonville       FL       32205     Retail                 Unanchored             12,360             2004
  538      Jacksonville       NC       28546     Hospitality            Limited Service            79             2000
  539      Rancho Dominguez   CA       90221     Industrial/Warehouse   Light Industrial       41,238          1954 / 1989
  540      Round Rock         TX       78728     Retail                 Anchored                9,600             2001
  541      North Las Vegas    NV       89030     Industrial/Warehouse   Warehouse              32,250          1982 / 1984
  542      Acworth            GA       30101     Self Storage           Self Storage           38,290             1995
  543      Fairfield          CA       94533     Retail                 Shadow Anchored         9,789             2005
  544      Ft. Walton Beach   FL       32547     Multifamily            Garden                     36             1999
  545      Wisconsin Rapids   WI       54494     Retail                 Shadow Anchored        16,620             2003
  546      Glens Falls        NY       12801     Office                 Suburban               49,897             1935
  547      Savannah           GA       31401     Mixed Use              Multifamily/Retail         25      1920 / 1926 / 1939
  548      Boca Raton         FL       33432     Office                 Suburban               11,336             1982
  549      Bel Air            MD       21014     Retail                 Unanchored              7,000             1984

---------------------------------------------------------------------------------------------
MORTGAGE                         PERCENT    PERCENT LEASED
LOAN NO.     YEAR RENOVATED     LEASED(4)    AS OF DATE(4)   SECURITY TYPE(5)   LIEN POSITION
---------------------------------------------------------------------------------------------

  451             NAP              86.6%      03/31/2005            Fee             First
  452             NAP              80.4%      09/14/2004            Fee             First
  453             NAP             100.0%      03/24/2005            Fee             First
  454             1999            100.0%      03/01/2005            Fee             First
  455             NAP              87.1%      10/01/2004            Fee             First
  456             NAP              78.5%      10/01/2004            Fee             First
  457             NAP             100.0%      06/30/2005            Fee             First
  458             NAP             100.0%      04/26/2005            Fee             First
  459             NAP             100.0%      03/31/2005            Fee             First
  460             NAP              94.8%      04/01/2005            Fee             First
  461             NAP              83.8%      05/01/2005            Fee             First
  462             NAP             100.0%      03/31/2005            Fee             First
  463             NAP              84.5%      05/11/2005            Fee             First
  464             NAP             100.0%      03/17/2005            Fee             First
  465             NAP             100.0%      01/31/2005            Fee             First
  466             1984             94.0%      12/13/2004            Fee             First
  467             NAP             100.0%      02/01/2005            Fee             First
  468             NAP              63.2%      03/09/2005            Fee             First
  469             1990             95.4%      05/04/2005            Fee             First
  470             NAP              95.4%      03/17/2005            Fee             First
  471             NAP             100.0%      05/31/2005            Fee             First
  472             2003             97.6%      04/15/2005            Fee             First
  473             NAP             100.0%      01/01/2005            Fee             First
  474             NAP             100.0%      03/31/2005            Fee             First
  475             NAP             100.0%      06/01/2005            Fee             First
  476             NAP             100.0%      06/01/2005            Fee             First
  477             NAP             100.0%      04/19/2005            Fee             First
  478             NAP             100.0%      04/19/2005            Fee             First
  479             NAP             100.0%      04/19/2005            Fee             First
  480             2004            100.0%      04/19/2005            Fee             First
  481             1996             86.6%      01/03/2005            Fee             First
  482             NAP              93.3%      05/31/2005            Fee             First
  483             NAP              89.0%      12/09/2004            Fee             First
  484             2003            100.0%      05/19/2005            Fee             First
  485             NAP              93.9%      12/23/2004            Fee             First
  486             NAP             100.0%      04/19/2005            Fee             First
  487             NAP             100.0%      12/29/2004            Fee             First
  488             NAP              91.4%      04/27/2005            Fee             First
  489             2004            100.0%      04/22/2005            Fee             First
  490             NAP             100.0%      03/01/2005            Fee             First
  491             NAP             100.0%      03/03/2005            Fee             First
  492             NAP              83.6%      03/05/2005            Fee             First
  493             NAP             100.0%      04/19/2005            Fee             First
  494             2005             87.9%      03/31/2005            Fee             First
  495             NAP              95.9%      02/17/2005            Fee             First
  496             1984             91.3%      04/30/2005            Fee             First
  497             NAP              81.7%      03/22/2005            Fee             First
  498             NAP              77.6%      02/28/2005            Fee             First
  499             NAP             100.0%      06/01/2005            Fee             First
  500             NAP             100.0%      03/29/2005            Fee             First
  501             2004             94.7%      04/01/2005            Fee             First
  502             NAP             100.0%      03/15/2005            Fee             First
  503             NAP             100.0%      02/04/2005            Fee             First
  504             NAP             100.0%      03/30/2005            Fee             First
  505             NAP             100.0%      04/02/2005            Fee             First
  506             NAP              95.6%      05/01/2005            Fee             First
  507             NAP             100.0%      04/15/2005            Fee             First
  508             NAP             100.0%      08/01/2005            Fee             First
  509             NAP             100.0%      08/01/2005            Fee             First
  510             NAP             100.0%      08/01/2005            Fee             First
  511             NAP             100.0%      08/01/2005            Fee             First
  512             NAP             100.0%      08/01/2005            Fee             First
  513             NAP             100.0%      08/01/2005            Fee             First
  514             NAP             100.0%      08/01/2005            Fee             First
  515             NAP              90.8%      12/31/2004            Fee             First
  516             NAP              89.6%      04/28/2005            Fee             First
  517             NAP             100.0%      08/01/2005            Fee             First
  518             NAP              98.8%      04/01/2005            Fee             First
  519             NAP             100.0%      04/02/2005            Fee             First
  520             NAP              96.2%      01/01/2005            Fee             First
  521             NAP              94.8%      04/04/2005            Fee             First
  522             NAP             100.0%      11/30/2004            Fee             First
  523             NAP             100.0%      06/09/2004            Fee             First
  524             NAP              97.5%      03/30/2005            Fee             First
  525             2004             76.9%      03/17/2005            Fee             First
  526             NAP             100.0%      06/17/2005            Fee             First
  527             1986            100.0%      01/31/2005            Fee             First
  528             NAP             100.0%      03/31/2005            Fee             First
  529             NAP              93.9%      03/31/2005            Fee             First
  530             NAP             100.0%      08/01/2005         Leasehold          First
  531             NAP             100.0%      05/26/2005            Fee             First
  532             NAP              91.7%      03/17/2005            Fee             First
  533             NAP             100.0%      04/12/2005            Fee             First
  534         1999 / 2005         100.0%      08/01/2005            Fee             First
  535             NAP             100.0%      03/03/2005            Fee             First
  536             NAP             100.0%      03/16/2005            Fee             First
  537             NAP              90.6%      04/19/2005            Fee             First
  538             NAP              81.6%      12/31/2004            Fee             First
  539             NAP              95.2%      03/31/2005            Fee             First
  540             NAP             100.0%      03/31/2005            Fee             First
  541             NAP             100.0%      03/16/2005            Fee             First
  542             NAP              89.4%      03/17/2005            Fee             First
  543             NAP             100.0%      02/25/2005            Fee             First
  544             NAP             100.0%      05/13/2005            Fee             First
  545             NAP             100.0%      03/28/2005            Fee             First
  546             1985             97.5%      03/01/2005            Fee             First
  547      2000 / 2002 / 2004     100.0%      05/19/2005            Fee             First
  548             1997            100.0%      05/26/2005            Fee             First
  549             NAP             100.0%      03/17/2005            Fee             First

-----------------------------------------------------------------------------------------------------------------------
MORTGAGE                  RELATED                      ORIGINAL       CUT-OFF DATE    CUT-OFF DATE BALANCE
LOAN NO.               BORROWER LIST                    BALANCE        BALANCE(6)       PER UNIT OR SF(7)     NOTE DATE
-----------------------------------------------------------------------------------------------------------------------

  451      450, 451, 470, 494, 525, 529, 532, 542   $    3,000,000   $    3,000,000         $     46         07/07/2005
  452                       NAP                     $    6,275,000   $    6,275,000         $    109         09/20/2004
  453                    453, 539                   $    6,050,000   $    6,038,173         $     52         05/10/2005
  454                  454, 457, 490                $    5,908,000   $    5,908,000         $     75         04/21/2005
  455                    429, 455                   $    5,850,000   $    5,835,153         $ 50,303         05/03/2005
  456                       NAP                     $    5,700,000   $    5,700,000         $    123         01/19/2005
  457                  454, 457, 490                $    5,713,000   $    5,695,674         $     97         04/21/2005
  458                       NAP                     $    5,700,000   $    5,683,814         $    123         04/06/2005
  459                    459, 474                   $    5,700,000   $    5,672,092         $     91         02/25/2005
  460                  417, 448, 460                $    5,600,000   $    5,581,970         $    236         04/11/2005
  461                       NAP                     $    5,400,000   $    5,400,000         $    198         03/22/2005
  462                       NAP                     $    5,350,000   $    5,344,434         $ 86,201         06/30/2005
  463                       NAP                     $    5,290,000   $    5,290,000         $    159         07/14/2005
  464                       NAP                     $    2,730,354   $    2,730,354         $     76         05/04/2005
  465                       NAP                     $    2,519,646   $    2,519,646         $     76         05/04/2005
  466                  466, 467, 485                $    5,100,000   $    5,100,000         $    204         01/11/2005
  467                  466, 467, 485                $    5,040,000   $    5,040,000         $    209         02/08/2005
  468                       NAP                     $    5,000,000   $    4,986,572         $     49         04/07/2005
  469                       NAP                     $    5,000,000   $    4,974,859         $     75         02/02/2005
  470      450, 451, 470, 494, 525, 529, 532, 542   $    4,900,000   $    4,900,000         $     45         07/07/2005
  471                       NAP                     $    4,800,000   $    4,795,264         $ 67,539         06/16/2005
  472                       NAP                     $    4,800,000   $    4,784,714         $    162         04/19/2005
  473                       NAP                     $    4,640,000   $    4,640,000         $    232         03/24/2005
  474                    459, 474                   $    4,640,000   $    4,620,555         $    122         03/09/2005
  475                       NAP                     $    1,187,097   $    1,181,658         $352,225         04/28/2005
  476                       NAP                     $      816,129   $      812,390         $352,225         04/28/2005
  477                       NAP                     $      741,935   $      738,537         $352,225         04/28/2005
  478                       NAP                     $      704,839   $      701,610         $352,225         04/28/2005
  479                       NAP                     $      704,839   $      701,610         $352,225         04/28/2005
  480                       NAP                     $      445,161   $      443,122         $352,225         04/28/2005
  481                       NAP                     $    4,560,000   $    4,560,000         $     66         03/01/2005
  482                       NAP                     $    4,500,000   $    4,500,000         $ 50,000         06/17/2005
  483                       NAP                     $    4,500,000   $    4,470,374         $    112         01/27/2005
  484                       NAP                     $    4,468,000   $    4,468,000         $     68         02/10/2005
  485                  466, 467, 485                $    4,400,000   $    4,400,000         $    207         04/21/2005
  486                       NAP                     $    4,400,000   $    4,386,953         $ 68,546         04/29/2005
  487                       NAP                     $    4,240,000   $    4,240,000         $    112         03/24/2005
  488                       NAP                     $    4,175,000   $    4,166,458         $ 29,760         05/13/2005
  489                    430, 489                   $    4,150,000   $    4,150,000         $    171         04/25/2005
  490                  454, 457, 490                $    4,000,000   $    4,000,000         $    127         04/21/2005
  491                       NAP                     $    3,900,000   $    3,889,203         $ 57,194         04/27/2005
  492                       NAP                     $    3,850,000   $    3,837,358         $     82         04/21/2005
  493                       NAP                     $    3,800,000   $    3,780,935         $    197         02/04/2005
  494      450, 451, 470, 494, 525, 529, 532, 542   $    3,768,750   $    3,768,750         $     57         07/07/2005
  495                       NAP                     $    3,750,000   $    3,742,540         $     64         05/19/2005
  496                       NAP                     $    3,700,000   $    3,692,381         $    158         05/12/2005
  497                       NAP                     $    1,900,000   $    1,891,851         $     38         04/29/2005
  498                       NAP                     $    1,750,000   $    1,742,494         $     38         04/29/2005
  499                       NAP                     $    3,625,000   $    3,625,000         $    263         06/06/2005
  500                       NAP                     $    3,615,000   $    3,604,257         $    136         04/21/2005
  501                       NAP                     $    3,600,000   $    3,590,286         $     76         04/05/2005
  502                       NAP                     $    3,500,000   $    3,486,190         $    113         03/17/2005
  503                       NAP                     $    3,460,000   $    3,460,000         $     26         05/04/2005
  504               504, 505, 519, 528              $    3,450,000   $    3,446,587         $    123         06/08/2005
  505               504, 505, 519, 528              $    3,425,000   $    3,421,612         $    134         06/08/2005
  506                       NAP                     $    3,300,000   $    3,283,223         $     78         02/23/2005
  507                       NAP                     $    3,268,000   $    3,268,000         $    112         03/31/2005
  508                       NAP                     $      520,000   $      519,291         $     53         06/15/2005
  509                       NAP                     $      495,000   $      494,325         $     53         06/15/2005
  510                       NAP                     $      495,000   $      494,325         $     53         06/15/2005
  511                       NAP                     $      440,000   $      439,400         $     53         06/15/2005
  512                       NAP                     $      440,000   $      439,400         $     53         06/15/2005
  513                       NAP                     $      440,000   $      439,400         $     53         06/15/2005
  514                       NAP                     $      435,000   $      434,407         $     53         06/15/2005
  515                       NAP                     $    3,100,000   $    3,097,209         $    159         06/24/2005
  516                       NAP                     $    3,100,000   $    3,090,932         $    208         04/26/2005
  517                    517, 530                   $    3,100,000   $    3,065,554         $    222         12/29/2004
  518                    518, 547                   $    3,025,000   $    3,001,409         $     60         02/24/2005
  519               504, 505, 519, 528              $    3,000,000   $    2,997,033         $    126         06/08/2005
  520                       NAP                     $    3,000,000   $    2,988,645         $ 57,474         03/29/2005
  521                       NAP                     $    3,000,000   $    2,984,580         $     69         02/03/2005
  522                       NAP                     $    3,000,000   $    2,978,146         $ 34,232         11/30/2004
  523                       NAP                     $    3,000,000   $    2,940,078         $     16         08/02/2004
  524                       NAP                     $    2,950,000   $    2,938,586         $ 73,465         03/31/2005
  525      450, 451, 470, 494, 525, 529, 532, 542   $    2,875,000   $    2,875,000         $     34         07/07/2005
  526                       NAP                     $    2,800,000   $    2,782,614         $     96         02/28/2005
  527                       NAP                     $    2,800,000   $    2,768,426         $ 52,234         08/09/2004
  528               504, 505, 519, 528              $    2,600,000   $    2,597,428         $    213         06/08/2005
  529      450, 451, 470, 494, 525, 529, 532, 542   $    2,575,000   $    2,575,000         $     43         07/07/2005
  530                    517, 530                   $    2,600,000   $    2,571,019         $    186         12/30/2004
  531                       NAP                     $    2,413,000   $    2,408,226         $     36         05/20/2005
  532      450, 451, 470, 494, 525, 529, 532, 542   $    2,287,500   $    2,287,500         $     35         07/07/2005
  533                       NAP                     $    2,250,000   $    2,247,949         $     82         06/08/2005
  534                       NAP                     $    2,255,000   $    2,246,332         $    116         03/21/2005
  535                       NAP                     $    2,250,000   $    2,245,563         $  8,670         05/10/2005
  536                       NAP                     $    2,160,000   $    2,153,753         $    163         04/04/2005
  537                       NAP                     $    2,056,000   $    2,042,253         $    165         01/07/2005
  538                       NAP                     $    2,000,000   $    1,988,641         $ 25,173         03/08/2005
  539                    453, 539                   $    1,925,000   $    1,923,280         $     47         06/05/2005
  540                       NAP                     $    1,900,000   $    1,882,896         $    196         10/19/2004
  541                       NAP                     $    1,880,000   $    1,876,285         $     58         04/27/2005
  542      450, 451, 470, 494, 525, 529, 532, 542   $    1,837,500   $    1,837,500         $     48         07/07/2005
  543                       NAP                     $    1,800,000   $    1,796,262         $    184         05/26/2005
  544                       NAP                     $    1,800,000   $    1,779,752         $ 49,438         08/26/2004
  545                       NAP                     $    1,761,000   $    1,756,198         $    106         05/24/2005
  546                       NAP                     $    1,750,000   $    1,730,564         $     35         12/09/2004
  547                    518, 547                   $    1,725,000   $    1,715,775         $ 68,631         02/24/2005
  548                       NAP                     $    1,575,000   $    1,561,013         $    138         01/14/2005
  549                       NAP                     $    1,275,000   $    1,269,680         $    181         03/17/2005

                                                    $2,757,721,500   $2,754,054,199

---------------------------------------------------------------------------------------------------------------------
MORTGAGE   FIRST PAYMENT   FIRST PAYMENT                     GRACE                 LOCKBOX            LOCKBOX
LOAN NO.     DATE (P&I)      DATE (IO)     MATURITY DATE   PERIOD(8)   ARD LOAN     STATUS              TYPE
---------------------------------------------------------------------------------------------------------------------

  451        09/01/2005         NAP          08/01/2015         5          No        NAP                None
  452        11/01/2005      11/01/2004      10/01/2014         5          No        NAP                None
  453        07/01/2005         NAP          06/01/2015         5          No        NAP                None
  454        06/01/2007      06/01/2005      05/01/2015         5          No        NAP                None
  455        07/01/2005         NAP          06/01/2015         5          No        NAP                None
  456        04/01/2006      04/01/2005      03/01/2015         5          No        NAP                None
  457        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  458        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  459        04/01/2005         NAP          03/01/2020         7          No        NAP                None
  460        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  461        05/01/2007      05/01/2005      04/01/2015         5          No        NAP                None
  462        08/01/2005         NAP          07/01/2015         5          No        NAP                None
  463        09/05/2005         NAP          08/05/2015         0          No        NAP                None
  464        07/01/2006      07/01/2005      06/01/2010         5          No        NAP                None
  465        07/01/2006      07/01/2005      06/01/2010         5          No        NAP                None
  466        03/01/2007      03/01/2005      02/01/2015         5          No        NAP                None
  467        04/01/2007      04/01/2005      03/01/2015         5          No        NAP                None
  468        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  469        04/01/2005         NAP          03/01/2015         5          No        NAP                None
  470        09/01/2005         NAP          08/01/2015         5          No        NAP                None
  471        08/01/2005         NAP          07/01/2015         5          No        NAP                None
  472        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  473        05/01/2007      05/01/2005      04/01/2015         5          No        NAP                None
  474        05/01/2005         NAP          04/01/2015         5          No        NAP                None
  475        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  476        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  477        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  478        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  479        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  480        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  481        05/01/2007      05/01/2005      04/01/2015         5          No        NAP                None
  482        08/05/2006      08/05/2005      07/05/2015         0          No        NAP                None
  483        03/01/2005         NAP          02/01/2015         5          No        NAP                None
  484        04/08/2007      04/08/2005      03/08/2015         0          No        NAP                None
  485        06/01/2010      06/01/2005      05/01/2015         5          No        NAP                None
  486        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  487        05/01/2007      05/01/2005      04/01/2015         5          No        NAP                None
  488        07/01/2005         NAP          06/01/2015        15          No        NAP                None
  489        06/01/2008      06/01/2005      05/01/2015         5          No        NAP                None
  490        06/01/2007      06/01/2005      05/01/2015         5          No        NAP                None
  491        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  492        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  493        04/01/2005         NAP          03/01/2015         5          No        NAP                None
  494        09/01/2005         NAP          08/01/2015         5          No        NAP                None
  495        07/01/2005         NAP          06/01/2015         5          No      In-Place   Soft, Springing to Hard
  496        07/01/2005         NAP          06/01/2015         5          No        NAP                None
  497        06/01/2005         NAP          05/01/2010         5          No        NAP                None
  498        06/01/2005         NAP          05/01/2010         5          No        NAP                None
  499        08/01/2007      08/01/2005      07/01/2015         5          No     Springing      Springing to Hard
  500        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  501        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  502        05/01/2005         NAP          04/01/2015         5          No        NAP                None
  503        07/01/2007      07/01/2005      06/01/2015         5          No        NAP                None
  504        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  505        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  506        04/01/2005         NAP          03/01/2015         5          No        NAP                None
  507        05/01/2007      05/01/2005      04/01/2010         5          No        NAP                None
  508        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  509        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  510        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  511        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  512        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  513        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  514        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  515        08/01/2005         NAP          07/01/2015         5          No        NAP                None
  516        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  517        02/01/2005         NAP          01/01/2015         5          No        NAP                None
  518        04/01/2005         NAP          03/01/2015         7          No        NAP                None
  519        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  520        05/01/2005         NAP          04/01/2010         5          No        NAP                None
  521        04/01/2005         NAP          03/01/2015         5          No        NAP                None
  522        02/01/2005         NAP          01/01/2015         5          No        NAP                None
  523        10/01/2004         NAP          09/01/2014         5          No      In-Place             Hard
  524        05/01/2005         NAP          04/01/2015         5         Yes     Springing      Springing to Hard
  525        09/01/2005         NAP          08/01/2015         5          No        NAP                None
  526        04/01/2005         NAP          03/01/2015         5          No        NAP                None
  527        10/08/2004         NAP          09/08/2014         0          No        NAP                None
  528        08/01/2005         NAP          07/01/2015         5          No      In-Place             Hard
  529        09/01/2005         NAP          08/01/2015         5          No        NAP                None
  530        02/01/2005         NAP          01/01/2015         5          No        NAP                None
  531        07/01/2005         NAP          06/01/2015         5          No        NAP                None
  532        09/01/2005         NAP          08/01/2015         5          No        NAP                None
  533        08/01/2005         NAP          07/01/2015         5          No        NAP                None
  534        05/01/2005         NAP          04/01/2015         5          No        NAP                None
  535        07/01/2005         NAP          06/01/2015         5          No        NAP                None
  536        06/01/2005         NAP          05/01/2015         5          No        NAP                None
  537        03/01/2005         NAP          02/01/2015         5          No        NAP                None
  538        05/01/2005         NAP          04/01/2015         7          No        NAP                None
  539        08/01/2005         NAP          07/01/2015         5          No        NAP                None
  540        12/01/2004         NAP          11/01/2014         5          No        NAP                None
  541        07/01/2005         NAP          06/01/2015         5          No        NAP                None
  542        09/01/2005         NAP          08/01/2015         5          No        NAP                None
  543        07/01/2005         NAP          06/01/2015         5          No        NAP                None
  544        10/01/2004         NAP          09/01/2014         7          No        NAP                None
  545        07/01/2005         NAP          06/01/2015         5          No        NAP                None
  546        02/01/2005         NAP          01/01/2015         7          No        NAP                None
  547        04/01/2005         NAP          03/01/2015         7          No        NAP                None
  548        03/01/2005         NAP          02/01/2015         5          No        NAP                None
  549        05/01/2005         NAP          04/01/2015         5          No        NAP                None

----------------------------------------------------------------------------------------------------------------------
MORTGAGE   ORIGINAL TERM   REMAINING TERM      ORIGINAL       REMAINING    MORTGAGE        MONTHLY            MONTHLY
LOAN NO.     TO MATURITY     TO MATURITY    AMORT. TERM(9)   AMORT. TERM     RATE     PAYMENT (P&I)(10)   Payment (IO)
----------------------------------------------------------------------------------------------------------------------

  451           120              120              300            300        5.650%         $18,692                 NAP
  452           120              110              360            360        5.430%         $35,354             $28,789
  453           120              118              360            358        5.700%         $35,114                 NAP
  454           120              117              360            360        5.290%         $32,771             $26,406
  455           120              118              300            298        6.410%         $39,171                 NAP
  456           120              115              360            360        5.430%         $32,114             $26,151
  457           120              117              360            357        5.440%         $32,223                 NAP
  458           120              117              360            357        5.730%         $33,191                 NAP
  459           180              175              360            355        5.650%         $32,902                 NAP
  460           120              117              360            357        5.170%         $30,647                 NAP
  461           120              116              360            360        5.560%         $30,864             $25,368
  462           120              119              360            359        5.090%         $29,015                 NAP
  463           120              120              360            360        5.300%         $29,376                 NAP
  464            60               58              360            360        5.560%         $15,606             $12,826
  465            60               58              360            360        5.560%         $14,401             $11,837
  466           120              114              360            360        5.490%         $28,925             $23,657
  467           120              115              360            360        5.400%         $28,301             $22,995
  468           120              117              360            357        5.970%         $29,881                 NAP
  469           120              115              360            355        5.530%         $28,484                 NAP
  470           120              120              300            300        5.650%         $30,531                 NAP
  471           120              119              360            359        5.310%         $26,684                 NAP
  472           120              117              360            357        5.220%         $26,417                 NAP
  473           120              116              360            360        5.320%         $25,824             $20,856
  474           120              116              360            356        5.400%         $26,055                 NAP
  475           120              117              300            297        5.250%         $ 7,114                 NAP
  476           120              117              300            297        5.250%         $ 4,891                 NAP
  477           120              117              300            297        5.250%         $ 4,446                 NAP
  478           120              117              300            297        5.250%         $ 4,224                 NAP
  479           120              117              300            297        5.250%         $ 4,224                 NAP
  480           120              117              300            297        5.250%         $ 2,668                 NAP
  481           120              116              360            360        5.350%         $25,464             $20,612
  482           120              119              360            360        5.260%         $24,877             $19,999
  483           120              114              360            354        5.430%         $25,353                 NAP
  484           120              115              360            360        5.400%         $25,089             $20,385
  485           120              117              360            360        5.500%         $24,983             $20,447
  486           120              117              360            357        5.540%         $25,093                 NAP
  487           120              116              360            360        5.730%         $24,690             $20,527
  488           120              118              360            358        5.490%         $23,679                 NAP
  489           120              117              360            360        5.640%         $23,929             $19,776
  490           120              117              360            360        5.390%         $22,436             $18,216
  491           120              117              360            357        5.840%         $22,983                 NAP
  492           120              117              360            357        5.080%         $20,856                 NAP
  493           120              115              360            355        5.540%         $21,671                 NAP
  494           120              120              300            300        5.650%         $23,482                 NAP
  495           120              118              360            358        5.620%         $21,575                 NAP
  496           120              118              360            358        5.460%         $20,915                 NAP
  497            60               57              300            297        5.630%         $11,816                 NAP
  498            60               57              300            297        5.630%         $10,883                 NAP
  499           120              119              360            360        5.580%         $20,765             $17,090
  500           120              117              360            357        5.530%         $20,594                 NAP
  501           120              117              360            357        5.950%         $21,468                 NAP
  502           120              116              360            356        5.680%         $20,270                 NAP
  503           120              118              360            360        5.220%         $19,042             $15,260
  504           120              119              360            359        5.300%         $19,158                 NAP
  505           120              119              360            359        5.300%         $19,019                 NAP
  506           120              115              360            355        5.480%         $18,696                 NAP
  507            60               56              360            360        5.680%         $18,926             $15,683
  508           120              119              300            299        5.660%         $ 3,243                 NAP
  509           120              119              300            299        5.660%         $ 3,087                 NAP
  510           120              119              300            299        5.660%         $ 3,087                 NAP
  511           120              119              300            299        5.660%         $ 2,744                 NAP
  512           120              119              300            299        5.660%         $ 2,744                 NAP
  513           120              119              300            299        5.660%         $ 2,744                 NAP
  514           120              119              300            299        5.660%         $ 2,713                 NAP
  515           120              119              360            359        5.680%         $17,953                 NAP
  516           120              117              360            357        5.600%         $17,796                 NAP
  517           120              113              300            293        5.290%         $18,650                 NAP
  518           120              115              300            295        5.370%         $18,483                 NAP
  519           120              119              360            359        5.300%         $16,659                 NAP
  520            60               56              360            356        5.870%         $17,737                 NAP
  521           120              115              360            355        5.430%         $16,902                 NAP
  522           120              113              360            353        5.620%         $17,260                 NAP
  523           120              109              264            253        6.000%         $20,492                 NAP
  524           120              116              360            356        5.770%         $17,253                 NAP
  525           120              120              300            300        5.650%         $17,913                 NAP
  526           120              115              324            319        5.610%         $16,796                 NAP
  527           120              109              360            349        5.680%         $16,216                 NAP
  528           120              119              360            359        5.300%         $14,438                 NAP
  529           120              120              300            300        5.650%         $16,044                 NAP
  530           120              113              300            293        5.270%         $15,611                 NAP
  531           120              118              360            358        5.645%         $13,921                 NAP
  532           120              120              300            300        5.650%         $14,253                 NAP
  533           120              119              360            359        5.630%         $12,959                 NAP
  534           120              116              360            356        5.800%         $13,231                 NAP
  535           120              118              360            358        5.660%         $13,002                 NAP
  536           120              117              360            357        5.650%         $12,468                 NAP
  537           120              114              360            354        5.350%         $11,481                 NAP
  538           120              116              300            296        6.020%         $13,018                 NAP
  539           120              119              360            359        5.710%         $11,185                 NAP
  540           120              111              360            351        5.800%         $11,148                 NAP
  541           120              118              360            358        5.650%         $10,852                 NAP
  542           120              120              300            300        5.650%         $11,449                 NAP
  543           120              118              360            358        5.420%         $10,130                 NAP
  544           120              109              360            349        5.970%         $10,858                 NAP
  545           120              118              300            298        6.000%         $11,346                 NAP
  546           120              113              300            293        5.490%         $10,820                 NAP
  547           120              115              360            355        5.470%         $ 9,848                 NAP
  548           120              114              300            294        5.800%         $ 9,956                 NAP
  549           120              116              360            356        5.420%         $ 7,175                 NAP

                109              106              339            337        5.462%

---------------------------------------------------------------------------------------------------------------
MORTGAGE   UNDERWRITABLE   UNDERWRITABLE      NOI        NCF     CUT-OFF DATE   BALLOON     BALLOON    MORTGAGE
LOAN NO.        NOI          CASH FLOW     DSCR(11)   DSCR(11)        LTV         LTV       BALANCE    LOAN NO.
---------------------------------------------------------------------------------------------------------------

  451         $327,661        $318,731       1.42       1.37         75.0%       57.6%    $2,302,843      451
  452         $611,568        $563,493       1.77       1.63         78.6%       67.3%    $5,373,312      452
  453         $581,207        $512,074       1.38       1.22         74.5%       62.9%    $5,094,861      453
  454         $589,356        $525,652       1.86       1.66         76.7%       67.0%    $5,159,805      454
  455         $805,886        $722,045       1.71       1.54         68.6%       54.2%    $4,605,777      455
  456         $598,677        $518,446       1.91       1.65         70.8%       60.7%    $4,883,185      456
  457         $605,649        $534,881       1.57       1.38         72.1%       60.4%    $4,774,241      457
  458         $592,193        $563,806       1.49       1.42         77.1%       65.2%    $4,805,682      458
  459         $543,219        $498,477       1.38       1.26         78.8%       57.0%    $4,102,646      459
  460         $529,333        $494,445       1.44       1.34         74.7%       62.1%    $4,640,315      460
  461         $578,916        $536,595       1.90       1.76         67.5%       59.3%    $4,745,722      461
  462         $437,715        $419,239       1.26       1.20         76.3%       63.2%    $4,421,756      462
  463         $473,075        $420,907       1.34       1.19         73.2%       60.9%    $4,400,377      463
  464         $252,796        $239,575       1.70       1.59         66.9%       63.3%    $2,584,839      464
  465         $249,223        $230,180       1.70       1.59         66.9%       63.3%    $2,385,360      465
  466         $471,642        $446,853       1.66       1.57         80.0%       70.2%    $4,473,675      466
  467         $464,332        $436,827       1.68       1.58         77.7%       68.0%    $4,414,812      467
  468         $737,045        $632,922       2.06       1.77         59.0%       50.2%    $4,245,623      468
  469         $654,122        $567,789       1.91       1.66         68.7%       57.9%    $4,191,373      469
  470         $547,380        $525,523       1.49       1.43         70.0%       53.7%    $3,761,312      470
  471         $389,802        $375,602       1.22       1.17         64.2%       53.5%    $3,994,969      471
  472         $439,435        $416,160       1.39       1.31         73.3%       61.1%    $3,983,731      472
  473         $436,539        $404,995       1.74       1.62         78.1%       68.3%    $4,054,538      473
  474         $429,085        $390,907       1.37       1.25         79.7%       66.8%    $3,871,900      474
  475         $107,243        $104,243       1.28       1.24         73.9%       56.2%    $  898,864      475
  476         $ 66,022        $ 64,022       1.28       1.24         73.9%       56.2%    $  617,969      476
  477         $ 69,642        $ 67,642       1.28       1.24         73.9%       56.2%    $  561,790      477
  478         $ 66,652        $ 64,652       1.28       1.24         73.9%       56.2%    $  533,700      478
  479         $ 66,652        $ 64,652       1.28       1.24         73.9%       56.2%    $  533,700      479
  480         $ 48,529        $ 46,529       1.28       1.24         73.9%       56.2%    $  337,074      480
  481         $553,943        $435,725       2.24       1.76         67.1%       58.6%    $3,987,518      481
  482         $393,268        $373,018       1.64       1.55         80.2%       68.4%    $3,835,795      482
  483         $440,416        $412,016       1.45       1.35         75.1%       63.2%    $3,757,435      483
  484         $450,516        $398,282       1.84       1.63         78.7%       68.9%    $3,913,765      484
  485         $406,235        $381,283       1.66       1.55         78.6%       73.1%    $4,094,176      485
  486         $389,014        $372,054       1.29       1.24         74.4%       62.5%    $3,688,333      486
  487         $416,076        $365,703       1.69       1.48         80.0%       70.6%    $3,741,058      487
  488         $489,718        $454,718       1.72       1.60         69.4%       58.2%    $3,493,501      488
  489         $396,247        $368,487       1.67       1.55         75.5%       67.8%    $3,729,692      489
  490         $369,171        $335,109       1.69       1.53         78.4%       68.7%    $3,501,885      490
  491         $346,719        $329,719       1.26       1.20         77.8%       66.0%    $3,298,915      491
  492         $367,015        $359,978       1.47       1.44         61.9%       51.3%    $3,181,048      492
  493         $363,994        $335,352       1.40       1.29         78.8%       66.4%    $3,186,421      493
  494         $396,262        $386,266       1.41       1.37         75.0%       57.6%    $2,892,949      494
  495         $383,724        $352,569       1.48       1.36         80.5%       67.7%    $3,150,352      495
  496         $363,613        $339,870       1.45       1.35         67.8%       56.8%    $3,093,179      496
  497         $201,249        $194,029       1.46       1.40         67.4%       61.0%    $1,711,863      497
  498         $195,240        $188,485       1.46       1.40         67.4%       61.0%    $1,576,715      498
  499         $327,443        $310,788       1.60       1.52         75.5%       66.4%    $3,187,901      499
  500         $361,347        $332,982       1.46       1.35         72.1%       60.6%    $3,029,373      500
  501         $373,700        $334,459       1.45       1.30         74.8%       63.6%    $3,055,057      501
  502         $349,054        $310,471       1.44       1.28         79.2%       66.9%    $2,945,731      502
  503         $342,013        $305,431       1.87       1.67         79.5%       69.3%    $3,016,044      503
  504         $317,467        $297,135       1.38       1.29         67.6%       56.3%    $2,870,483      504
  505         $310,653        $291,116       1.36       1.28         71.3%       59.4%    $2,849,681      505
  506         $328,118        $292,230       1.46       1.30         73.0%       61.4%    $2,762,048      506
  507         $318,020        $286,389       1.69       1.52         79.7%       76.7%    $3,145,074      507
  508         $ 56,423        $ 51,146       1.44       1.30         67.8%       52.1%    $  399,405      508
  509         $ 53,018        $ 48,193       1.44       1.30         67.8%       52.1%    $  380,203      509
  510         $ 52,946        $ 48,120       1.44       1.30         67.8%       52.1%    $  380,203      510
  511         $ 47,383        $ 42,300       1.44       1.30         67.8%       52.1%    $  337,958      511
  512         $ 47,860        $ 42,777       1.44       1.30         67.8%       52.1%    $  337,958      512
  513         $ 47,386        $ 42,303       1.44       1.30         67.8%       52.1%    $  337,958      513
  514         $ 47,894        $ 42,812       1.44       1.30         67.8%       52.1%    $  334,117      514
  515         $329,682        $309,819       1.53       1.44         74.6%       62.9%    $2,609,627      515
  516         $296,973        $279,103       1.39       1.31         75.9%       63.9%    $2,603,363      516
  517         $305,881        $304,499       1.37       1.36         66.1%       50.6%    $2,349,539      517
  518         $380,247        $321,725       1.71       1.45         74.1%       56.3%    $2,278,807      518
  519         $273,094        $255,669       1.37       1.28         71.4%       59.4%    $2,496,072      519
  520         $286,351        $270,491       1.35       1.27         74.7%       70.1%    $2,805,046      520
  521         $294,271        $264,016       1.45       1.30         78.5%       66.0%    $2,507,068      521
  522         $340,434        $315,639       1.64       1.52         61.4%       52.0%    $2,519,778      522
  523         $539,505        $462,977       2.19       1.88         45.9%       33.4%    $2,140,476      523
  524         $256,347        $246,347       1.24       1.19         73.5%       62.2%    $2,489,542      524
  525         $307,132        $289,333       1.43       1.35         59.0%       45.3%    $2,206,892      525
  526         $274,465        $245,773       1.36       1.22         74.7%       60.2%    $2,240,643      526
  527         $275,310        $262,060       1.41       1.35         69.2%       58.9%    $2,356,166      527
  528         $232,461        $221,250       1.34       1.28         72.2%       60.1%    $2,163,263      528
  529         $271,092        $259,214       1.41       1.35         71.5%       54.9%    $1,976,607      529
  530         $255,853        $254,472       1.37       1.36         65.3%       50.0%    $1,969,193      530
  531         $252,485        $229,295       1.51       1.37         76.5%       64.4%    $2,028,683      531
  532         $254,884        $241,739       1.49       1.41         75.0%       57.6%    $1,755,918      532
  533         $232,562        $204,212       1.50       1.31         65.9%       55.5%    $1,891,221      533
  534         $223,361        $210,343       1.41       1.32         69.1%       58.6%    $1,904,726      534
  535         $240,116        $227,166       1.54       1.46         71.3%       60.1%    $1,892,501      535
  536         $207,481        $194,037       1.39       1.30         78.3%       66.1%    $1,816,713      536
  537         $182,648        $170,783       1.33       1.24         79.5%       66.6%    $1,712,482      537
  538         $452,896        $393,706       2.90       2.52         37.9%       29.3%    $1,537,102      538
  539         $213,914        $191,254       1.59       1.42         71.2%       60.1%    $1,621,960      539
  540         $180,991        $168,031       1.35       1.26         75.3%       64.2%    $1,604,532      540
  541         $199,642        $180,102       1.53       1.38         72.2%       60.8%    $1,580,812      541
  542         $198,811        $191,153       1.45       1.39         75.0%       57.6%    $1,410,492      542
  543         $315,556        $300,482       2.60       2.47         34.0%       28.5%    $1,502,931      543
  544         $201,108        $192,108       1.54       1.47         71.5%       60.7%    $1,511,360      544
  545         $188,187        $171,085       1.38       1.26         78.1%       60.8%    $1,367,912      545
  546         $248,331        $197,525       1.91       1.52         52.4%       40.1%    $1,322,384      546
  547         $210,331        $200,119       1.78       1.69         65.4%       54.5%    $1,429,685      547
  548         $151,181        $138,825       1.27       1.16         73.8%       57.4%    $1,214,775      548
  549         $120,920        $112,590       1.40       1.31         79.4%       66.5%    $1,064,599      549

                                             1.55       1.46         71.5%       64.9%




-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE   MORTGAGE                                                                                          APPRAISED    VALUATION
LOAN NO.   LOAN SELLER(1)   PROPERTY NAME(2)                                                                     VALUE     DATE(12)
-----------------------------------------------------------------------------------------------------------------------------------

   451     PMCF             Attic V Self Storage (XIII)                                                     $4,000,000   04/07/2005
   452     WFB              Tinley Crossings Corporate Center                                               $7,980,000   06/18/2004
   453     WFB              Harbor Business Center                                                          $8,100,000   04/04/2005
   454     MSMC             Manheim Shopping Center                                                         $7,700,000   03/04/2005
   455     MSMC             Marriott Fairfield Inn and Suites                                               $8,500,000   12/31/2004
   456     WFB              ACCO Airport Center                                                             $8,050,000   12/08/2004
   457     MSMC             Regency Square                                                                  $7,900,000   03/04/2005
   458     WFB              Scolari's - Robb Drive                                                          $7,375,000   02/03/2005
   459     MSMC             Old Bakery Place Shopping Center                                                $7,200,000   02/10/2005
   460     WFB              TownCentre Plaza                                                                $7,470,000   03/12/2005
   461     MSMC             Buzard Eye Institute Medical Building                                           $8,000,000   02/21/2005
   462     PMCF             12569 Van Nuys Blvd.                                                            $7,000,000   04/07/2005
   463     PMCF             Conquistador Office Park                                                        $7,230,000   04/29/2005
                            Rocklin Portfolio - Roll-up
   464     WFB              Rocklin Properties - Rocklin Industrial (XIV)                                   $3,850,000   01/10/2005
   465     WFB              Rocklin Properties - Rocklin Retail (XIV)                                       $4,000,000   01/10/2005
   466     MSMC             Shaw Butte Center                                                               $6,375,000   12/09/2004
   467     MSMC             Western Skies Village Center                                                    $6,490,000   02/01/2005
   468     MSMC             Windy Hill Village                                                              $8,450,000   03/17/2005
   469     MSMC             One Highland Place                                                              $7,240,000   01/20/2005
   470     PMCF             Attic III Self Storage                                                          $7,000,000   04/07/2005
   471     PMCF             South Pacific Apartments                                                        $7,470,000   01/07/2005
   472     MSMC             Library Plaza                                                                   $6,525,000   03/07/2005
   473     MSMC             Shops at Lakeline Village                                                       $5,940,000   02/15/2005
   474     MSMC             103rd St. Family Center                                                         $5,800,000   01/28/2005
                            Rutgers Student Housing Roll-up
   475     MSMC             Rutgers Student Housing - 82 Louis Street (XV)                                  $1,600,000   03/03/2005
   476     MSMC             Rutgers Student Housing - 260 Somerset Street (XV)                              $1,100,000   03/03/2005
   477     MSMC             Rutgers Student Housing - 211 Hamilton Street (XV)                              $1,000,000   03/03/2005
   478     MSMC             Rutgers Student Housing - 37 Duke Street (XV)                                   $  950,000   03/03/2005
   479     MSMC             Rutgers Student Housing - 80 Guilden Street (XV)                                $  950,000   03/03/2005
   480     MSMC             Rutgers Student Housing - 172 Easton Avenue (XV)                                $  600,000   03/03/2005
   481     MSMC             1400 Spring Street                                                              $6,800,000   12/17/2004
   482     PMCF             Gresham Central Apartments                                                      $5,610,000   05/13/2005
   483     MSMC             Herrington Center                                                               $5,950,000   12/07/2004
   484     MSMC             Crystal View Plaza                                                              $5,680,000   01/04/2005
   485     MSMC             Ranch Circle Plaza                                                              $5,600,000   02/28/2005
   486     MSMC             Brockton Apartments                                                             $5,900,000   03/28/2005
   487     MSMC             2705 South Industrial Offices                                                   $5,300,000   01/25/2005
   488     MSMC             The Hedges Apartments                                                           $6,000,000   01/21/2005
   489     MSMC             Spencer Spring Center                                                           $5,500,000   03/15/2005
   490     MSMC             Shoppes at Macungie                                                             $5,100,000   03/04/2005
   491     PMCF             Colonial Apartments                                                             $5,000,000   02/27/2005
   492     MSMC             Right Track Self Storage                                                        $6,200,000   03/07/2005
   493     MSMC             Manalapan Medical Arts Building                                                 $4,800,000   11/23/2004
   494     PMCF             Attic IX Self Storage                                                           $5,025,000   04/07/2005
   495     MSMC             Hy-Vee Plaza                                                                    $4,650,000   03/03/2005
   496     WFB              1950 Addison Street Office                                                      $5,450,000   03/31/2005
                            TX Self Storage Portfolio Roll-up
   497     MSMC             TX Self Storage Portfolio - Blanco (D)                                          $2,700,000   03/09/2005
   498     MSMC             TX Self Storage Portfolio - Laredo (D)                                          $2,695,000   03/08/2005
   499     MSMC             Spanish Hills Plaza                                                             $4,800,000   03/25/2005
   500     WFB              The Shoppes at Athenry                                                          $5,000,000   03/28/2005
   501     MSMC             Manatee West Shopping Center                                                    $4,800,000   02/22/2005
   502     MSMC             Ferndale Retail Center                                                          $4,400,000   12/08/2004
   503     MSMC             Horton Court                                                                    $4,350,000   03/23/2005
   504     WFB              Redding T.J. Maxx                                                               $5,100,000   05/10/2005
   505     WFB              Redding Bed Bath and Beyond                                                     $4,800,000   05/10/2005
   506     MSMC             Oaks Plaza                                                                      $4,500,000   01/06/2005
   507     MSMC             University Park Plaza                                                           $4,100,000   02/22/2005
                            Dollar General S. Texas Portfolio (Pool 8) Roll-up
   508     WFB              Dollar General S. Texas Portfolio (Pool 8) -  Coldspring (XVI)                  $  760,000   04/23/2005
   509     WFB              Dollar General S. Texas Portfolio (Pool 8) -  Texas City Magnolia (XVI)         $  740,000   04/23/2005
   510     WFB              Dollar General S. Texas Portfolio (Pool 8) - Dollar General Texas City (XVI)    $  720,000   04/23/2005
   511     WFB              Dollar General S. Texas Portfolio (Pool 8) -  Beaumont (XVI)                    $  660,000   04/23/2005
   512     WFB              Dollar General S. Texas Portfolio (Pool 8) -  Brownsville (XVI)                 $  640,000   04/23/2005
   513     WFB              Dollar General S. Texas Portfolio (Pool 8) -  Mission (XVI)                     $  640,000   04/23/2005
   514     WFB              Dollar General S. Texas Portfolio (Pool 8) - Dollar General Los Fresnos (XVI)   $  650,000   04/23/2005
   515     WFB              Time Square East Ph 1                                                           $4,150,000   06/02/2005
   516     WFB              Rogers Retail Center                                                            $4,075,000   04/05/2005
   517     MSMC             CVS Baton Rouge                                                                 $4,640,000   12/10/2004
   518     SunTrust         Ford Plaza                                                                      $4,050,000   11/05/2004
   519     WFB              Redding Michaels                                                                $4,200,000   05/10/2005
   520     MSMC             Friendship Arms Apartments                                                      $4,000,000   03/08/2005
   521     MSMC             South Mountain Plaza                                                            $3,800,000   01/13/2005
   522     WFB              Tamarus Village Apartments                                                      $4,850,000   10/20/2004
   523     WFB              Hamilton Exhibits                                                               $6,400,000   06/29/2004
   524     MSMC             Seven St. Luke's Place Apartments                                               $4,000,000   01/18/2005
   525     PMCF             Attic I Self Storage                                                            $4,875,000   04/07/2005
   526     MSMC             Jamul Shopping Center                                                           $3,725,000   11/18/2004
   527     MSMC             2680 Heath Avenue                                                               $4,000,000   06/02/2004
   528     WFB              Redding Pier 1 Imports                                                          $3,600,000   05/10/2005
   529     PMCF             Attic VI Self Storage                                                           $3,600,000   04/07/2005
   530     MSMC             CVS Kenner                                                                      $3,940,000   12/10/2004
   531     WFB              Wakeman/Aloe Industrial                                                         $3,150,000   04/11/2005
   532     PMCF             Attic II Self Storage                                                           $3,050,000   04/07/2005
   533     WFB              Oakmead Industrial Building                                                     $3,410,000   04/25/2005
   534     MSMC             Rite Aid-Youngstown, OH                                                         $3,250,000   02/16/2005
   535     MSMC             Space Coast Resort                                                              $3,150,000   02/11/2005
   536     MSMC             Parkway Villas                                                                  $2,750,000   02/25/2005
   537     MSMC             Normandy Plaza                                                                  $2,570,000   03/01/2005
   538     SunTrust         Fairfield Inn - Jacksonville                                                    $5,250,000   10/26/2004
   539     WFB              Rancho Dominguez Industrial                                                     $2,700,000   03/28/2005
   540     MSMC             K-2 Plaza                                                                       $2,500,000   08/03/2004
   541     WFB              Sun Commercial Center                                                           $2,600,000   03/24/2005
   542     PMCF             Attic VIII Self Storage                                                         $2,450,000   04/07/2005
   543     MSMC             Shops at Green Valley                                                           $5,280,000   10/01/2005
   544     SunTrust         Ponderosa Place Apartments                                                      $2,490,000   07/23/2004
   545     WFB              Rapids Plaza Shopping Center                                                    $2,250,000   04/07/2005
   546     SunTrust         Glens Falls Office                                                              $3,300,000   10/22/2004
   547     SunTrust         Abercorn Street                                                                 $2,625,000   11/05/2004
   548     MSMC             399 West Palmetto Park Office Building                                          $2,115,000   11/16/2004
   549     MSMC             Stone Mill Shopping Center                                                      $1,600,000   02/27/2005

                            TOTALS AND WEIGHTED AVERAGES:

-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                          LEASE                                                            LEASE
LOAN NO.   LARGEST TENANT(13)                EXPIRATION DATE   % NSF   SECOND LARGEST TENANT(13)              EXPIRATION DATE
-----------------------------------------------------------------------------------------------------------------------------

   451     NAP                                      NAP           NAP  NAP                                           NAP
   452     State Farm Mutual Automobile                                                                          03/31/2009
              Insurance Company                 01/31/2011      73.6%  Paychex North America, Inc.               07/31/2005
   453     Vivace, Inc./Myung Ok Sung           01/31/2006      13.0%  American Leather/Alamo Uomo, Inc.         01/31/2020
   454     Longnecker's True Value                                                                                   NAP
              Hardware                          01/31/2015      58.2%  CVS Pharmacy                              09/30/2009
   455     NAP                                      NAP           NAP  NAP                                       12/31/2006
   456     Wendy's International                11/30/2009      15.7%  American Building Control Inc.                NAP
   457     Cactus Willie's                      06/30/2010      17.0%  Goodwill Regency                          05/31/2006
   458     Scolari's Warehouse Markets,                                                                          12/14/2009
              Inc.                              12/31/2035     100.0%  NAP                                       02/19/2006
   459     K-V-A-T Food Stores, Inc.            03/31/2020      68.6%  Rent-A-Center                                 NAP
   460     Blockbuster                          04/30/2007      13.4%  Mountain Mike's Pizza                     02/28/2013
   461     Las Vegas Management                 08/19/2009      67.7%  Dr. Goesel Anson
   462     NAP                                      NAP           NAP  NAP                                           NAP
   463     Investors Realty Group               02/28/2013      16.0%  Cheyenne Executive Suites, LLC            11/30/2007
                                                                                                                 12/31/2006
   464     Thunder Valley Casino                03/31/2010     100.0%  NAP                                       03/31/2013
   465     The Wood Shop                        09/30/2009      53.9%  Fisherman's Warehouse                     12/31/2006
   466     Realty Executives                    05/31/2010      13.2%  WIN Technologies DBA Salut                12/31/2007
   467     Jan's Asian Cuisine                  02/28/2015      14.1%  Barro's Pizza                                 NAP
   468     Lincoln Technical Institute          05/31/2013      29.8%  Sportsline                                    NAP
   469     New Beacon, Inc.                     06/30/2009      30.0%  UAB Health Services Foundation            05/31/2012
   470     NAP                                      NAP           NAP  NAP                                       03/01/2012
   471     NAP                                      NAP           NAP  NAP                                       01/31/2008
   472     Poway Adult Day Health Care          05/31/2007      20.3%  Children's Preschool Learning Center
   473     Blockbuster Video                    11/30/2006      24.9%  Wastington Mutual                             NAP
   474     Barnhill's Buffet, Inc.              04/30/2014      26.2%  The CATO Corporation                          NAP
                                                                                                                     NAP
   475     NAP                                      NAP           NAP  NAP                                           NAP
   476     NAP                                      NAP           NAP  NAP                                           NAP
   477     NAP                                      NAP           NAP  NAP                                           NAP
   478     NAP                                      NAP           NAP  NAP                                       03/31/2009
   479     NAP                                      NAP           NAP  NAP                                           NAP
   480     NAP                                      NAP           NAP  NAP                                       07/31/2009
   481     Health Care Management Group         12/31/2005      16.7%  Lado International                        10/31/2006
   482     NAP                                      NAP           NAP  NAP                                       11/20/2007
   483     Lubey's Sports Bar                   08/31/2009      15.0%  Who's Got Soul                                NAP
   484     MJR Sales                            09/30/2009      22.7%  Club Tiki/Cadillac Ranch                  05/31/2008
   485     Madison Ave. Salon                   11/20/2007      24.4%  Baja Fresh Mexican Grill                      NAP
   486     NAP                                      NAP           NAP  NAP                                       06/30/2017
   487     U of M                               09/30/2010      36.2%  The University of Michigan                10/31/2012
   488     NAP                                      NAP           NAP  NAP                                           NAP
   489     Interdent Service Corp.              12/31/2007      19.7%  DADA Inc., dba Chris' Place                   NAP
   490     CVS Pharmacy                         06/30/2017      34.1%  Armetta's Italian Restaurant              10/31/2014
   491     NAP                                      NAP           NAP  NAP                                           NAP
   492     NAP                                      NAP           NAP  NAP                                       09/30/2007
   493     Manalapan Surgicenter                11/30/2014      39.0%  Marlboro Gastroentrology                  06/30/2007
   494     NAP                                      NAP           NAP  NAP
   495     Hy-Vee Food Stores                   11/30/2012      70.6%  Movie Gallery
   496     The Regents of the University
              of CA - CA Policy Seminar,
              Presidents Office                 11/30/2006      31.3%  Lindamood-Bell Learning Process

   497     NAP                                      NAP           NAP  NAP                                           NAP
   498     NAP                                      NAP           NAP  NAP                                           NAP
   499     Village Pub                          03/31/2007      33.0%  Midgit Market                             04/30/2012
   500     Mary Kelley's                        02/28/2009      28.6%  The Wine Shoppe                           01/31/2009
   501     Edison Academy                       07/31/2008      19.6%  Woodson Brothers                          02/28/2008
   502     Old Navy                             01/31/2007      48.5%  Rent-A-Center                             01/31/2010
   503     PODS of Lexington                    01/31/2007      35.7%  Athens Paper                              04/30/2010
   504     T.J. Maxx                            11/30/2011     100.0%  NAP                                           NAP
   505     Bed, Bath, and Beyond                11/30/2011     100.0%  NAP                                           NAP
   506     Northside Medical Ctr                03/31/2006       9.3%  Firethorn Dance                           05/31/2006
   507     TAMU System                          12/15/2005      20.7%  College Station Imaging & Diagnostic      01/31/2007
                                                                          Center

   508     Dollar General                       03/31/2015     100.0%  NAP                                           NAP
   509     Dollar General                       03/31/2014     100.0%  NAP                                           NAP
   510     Dollar General                       02/28/2014     100.0%  NAP                                           NAP
   511     Dollar General                       08/30/2013     100.0%  NAP                                           NAP
   512     Dollar General                       01/31/2014     100.0%  NAP                                           NAP
   513     Dollar General                       08/31/2013     100.0%  NAP                                           NAP
   514     Dollar General                       08/31/2013     100.0%  NAP                                           NAP
   515     Applebee's                           07/31/2012      30.9%  Marshall Pool & Spa                       01/31/2009
   516     Premier Pets                         11/30/2014      23.7%  Trade Secret                              12/31/2009
   517     CVS                                  02/24/2024     100.0%  NAP                                           NAP
   518     Tequilla Sunset Restaurant           04/30/2008      14.4%  Flowers by Rose                           12/31/2008
   519     Michaels                             02/28/2013     100.0%  NAP                                           NAP
   520     NAP                                      NAP           NAP  NAP                                           NAP
   521     Dollar Tree                          01/31/2008      34.5%  Bio-Medical                               04/20/2008
   522     NAP                                      NAP           NAP  NAP                                           NAP
   523     Hamilton Exhibits, LLC               07/31/2019     100.0%  NAP                                           NAP
   524     NAP                                      NAP           NAP  NAP                                           NAP
   525     NAP                                      NAP           NAP  NAP                                           NAP
   526     True Value                           09/30/2009      32.0%  San Diego Academy                         07/31/2006
   527     NAP                                      NAP           NAP  NAP                                           NAP
   528     Pier I Imports                       07/31/2012     100.0%  NAP                                           NAP
   529     NAP                                      NAP           NAP  NAP                                           NAP
   530     CVS EGL Chateau Kenner LA, Inc.      05/18/2024     100.0%  NAP                                           NAP
   531     ATMI                                 10/31/2007      37.1%  Patch Quilts, Inc.                        01/31/2008
   532     NAP                                      NAP           NAP  NAP                                           NAP
   533     Sawdust Shop                         04/01/2010      27.4%  SHI-APD ( Sumitomo)                       02/29/2008
   534     Rite Aid of Ohio, Inc.               09/30/2024     100.0%  NAP                                           NAP
   535     NAP                                      NAP           NAP  NAP                                           NAP
   536     South Trust Bank / Wachovia          09/30/2009      27.3%  RBC Mortgage                              09/30/2009
   537     Randstad                             12/12/2009      25.1%  Radio Shack                               04/18/2008
   538     NAP                                      NAP           NAP  NAP                                           NAP
   539     Elizabeth Food Company               12/31/2005      35.1%  Gym Source                                12/14/2007
   540     Sprint Spectrum                      10/31/2008      31.3%  Pho Hoang                                 02/29/2008
   541     Preventive Pest Control              03/31/2006       8.1%  Practical Flooring                        01/31/2007
   542     NAP                                      NAP           NAP  NAP                                           NAP
   543     Sleep Train                          06/20/2015      44.3%  L&L Hawaiian BBQ                          06/20/2015
   544     NAP                                      NAP           NAP  NAP                                           NAP
   545     Winslow's Hallmark                   03/01/2008      24.1%  Hong Kong Buffet                          01/31/2014
   546     Upper Hudson Primary Care Co         09/30/2008      27.2%  Fitzgerald-Morris-Baker&First             12/31/2008
   547     World Nail Salon                     09/30/2007      21.3%  Brown ArrowHead Clinic                    12/31/2005
   548     Nemco                                12/31/2009      39.9%  Lancore Realty                            12/31/2005
   549     Angel Nails                          12/31/2009      28.6%  David's Natural Food Market               09/30/2008

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                LEASE                   INSURANCE            TAX         CAPITAL EXPENDITURE
LOAN NO.   % NSF   THIRD LARGEST TENANT(13)        EXPIRATION DATE   % NSF   ESCROW IN PLACE   ESCROW IN PLACE   ESCROW IN PLACE(14)
------------------------------------------------------------------------------------------------------------------------------------

   451       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   452      6.8%   NAP                                   NAP           NAP         Yes               Yes                 Yes
   453     12.8%   Keisling & Hess/Resistflam
                      Corp.                          06/30/2005      12.1%         Yes               Yes                 Yes
   454     13.0%   PLCB                              07/31/2010       5.3%         No                No                  Yes
   455       NAP   NAP                                   NAP           NAP         No                Yes                 Yes
   456     12.5%   EasyFunding.com                   09/08/2007       7.3%         Yes               No                  Yes
   457     16.5%   Gardner's Bedrooms                01/31/2010      13.4%         No                No                  Yes
   458       NAP   NAP                                   NAP           NAP         No                Yes                 No
   459      6.3%   Kong Bin Ni                       10/31/2005       5.1%         Yes               Yes                 Yes
   460     10.2%   Togo's Eatery                     06/30/2008       8.9%         No                Yes                 Yes
   461      9.5%   Dr. Suhattai Gamuerdsiri          04/14/2006       6.6%         Yes               Yes                 Yes
   462       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   463     10.1%   Ameriquest Mortgage Company       08/31/2009       9.1%         No                Yes                 Yes

   464       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   465     24.2%   ICI Paints                        01/31/2009      21.9%         Yes               Yes                 Yes
   466     11.2%   Blockbuster, Inc.                 01/31/2010      10.0%         Yes               Yes                 Yes
   467     12.9%   Physical Therapy                  02/28/2010      12.7%         Yes               Yes                 Yes
   468      8.3%   Foot Solutions                    05/31/2009       3.3%         No                Yes                 Yes
   469     18.4%   Rheumatology Associates           05/31/2010      14.7%         Yes               Yes                 Yes
   470       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   471       NAP   NAP                                   NAP           NAP         Yes               Yes                 No
   472     14.8%   Jungyeon Choi & Yongjin Jeon      03/17/2014       9.8%         Yes               Yes                 Yes
   473     17.5%   Twin Liquors                      11/30/2006      12.5%         No                Yes                 Yes
   474     15.9%   GQ Men's Wear                     05/31/2008      12.7%         Yes               Yes                 Yes

   475       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   476       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   477       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   478       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   479       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   480       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   481     10.6%   Planned Parenthood of
                      Metropolitan Washington,
                      D.C                            10/31/2005       8.1%         Yes               Yes                 Yes
   482       NAP   NAP                                   NAP           NAP         Yes               Yes                 No
   483      6.0%   A&L Beauty Supply                 05/31/2009       6.0%         No                Yes                 Yes
   484     14.2%   The Cole Center                   11/30/2011      11.4%         No                Yes                 Yes
   485     12.2%   Nationwide Vision                 12/30/2012       9.8%         Yes               Yes                 Yes
   486       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   487     36.1%   PMG                               09/30/2009      27.7%         Yes               Yes                 Yes
   488       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   489     19.7%   Freedom Medical Supply and
                      Equipment                      02/28/2010       9.9%         No                Yes                 Yes
   490     13.3%   CVM Annex Associates LLC          03/31/2032      12.6%         No                No                  Yes
   491       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   492       NAP   NAP                                   NAP           NAP         No                No                  Yes
   493     28.3%   Metzger Pain Management           02/28/2010      11.8%         Yes               Yes                 Yes
   494       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   495     11.2%   Payless Shoe Source               07/31/2007       5.1%         Yes               Yes                 Yes
   496     15.5%   A.T. Merovich and Associates,
                      Inc.                           09/30/2009      11.6%         Yes               Yes                 Yes

   497       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   498       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   499     25.8%   Daddios                           11/24/2007      10.4%         Yes               Yes                 Yes
   500      9.3%   Timeless Skin                     02/13/2010       8.9%         No                Yes                 No
   501     13.5%   Sinclair Dance Company            03/31/2008       8.4%         Yes               Yes                 Yes
   502     24.1%   Coffee Beanery                    01/31/2009      11.3%         Yes               Yes                 Yes
   503     19.6%   Hillyard                          12/01/2010      19.3%         Yes               Yes                 Yes
   504       NAP   NAP                                   NAP           NAP         No                No                  No
   505       NAP   NAP                                   NAP           NAP         No                No                  No
   506      8.1%   Navy Recruiting                   08/31/2007       7.1%         No                Yes                 No
   507     20.3%   Brazosland Realty                 06/14/2007      14.9%         Yes               Yes                 Yes

   508       NAP   NAP                                   NAP           NAP         No                No                  Yes
   509       NAP   NAP                                   NAP           NAP         No                No                  Yes
   510       NAP   NAP                                   NAP           NAP         No                No                  Yes
   511       NAP   NAP                                   NAP           NAP         No                No                  Yes
   512       NAP   NAP                                   NAP           NAP         No                No                  Yes
   513       NAP   NAP                                   NAP           NAP         No                No                  Yes
   514       NAP   NAP                                   NAP           NAP         No                No                  Yes
   515     20.1%   Starbucks                         05/31/2009      11.5%         Yes               Yes                 No
   516     13.9%   Sprint Minnesota                  03/31/2010      13.9%         Yes               Yes                 Yes
   517       NAP   NAP                                   NAP           NAP         No                No                  No
   518      8.0%   Curves for Women                  10/14/2007       7.4%         Yes               Yes                 Yes
   519       NAP   NAP                                   NAP           NAP         No                No                  No
   520       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   521     13.9%   Southwest Network, Inc.           02/28/2006      12.5%         Yes               Yes                 Yes
   522       NAP   NAP                                   NAP           NAP         No                No                  Yes
   523       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   524       NAP   NAP                                   NAP           NAP         No                Yes                 Yes
   525       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   526     16.0%   Jamul General Store               09/30/2008      12.4%         Yes               Yes                 Yes
   527       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   528       NAP   NAP                                   NAP           NAP         No                No                  No
   529       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   530       NAP   NAP                                   NAP           NAP         No                No                  No
   531     11.3%   Corporate Turbines                10/31/2009      10.7%         Yes               Yes                 Yes
   532       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   533     27.0%   Spectral Inc.                     08/01/2006      23.6%         No                Yes                 Yes
   534       NAP   NAP                                   NAP           NAP         No                No                  No
   535       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   536     27.2%   Park Avenue Bank                  05/31/2009      18.2%         Yes               Yes                 Yes
   537     22.7%   EB Games                          08/10/2008      12.1%         Yes               Yes                 Yes
   538       NAP   NAP                                   NAP           NAP         No                No                  No
   539     17.1%   Diversified Drapery Product       04/30/2006       9.7%         Yes               Yes                 Yes
   540     26.0%   The Fitting Stool                 03/15/2014      25.0%         Yes               Yes                 Yes
   541      7.4%   CBA Builders                      03/31/2006       5.2%         No                No                  Yes
   542       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   543     15.3%   Quizno                            06/30/2015      15.3%         Yes               Yes                 No
   544       NAP   NAP                                   NAP           NAP         Yes               Yes                 Yes
   545     20.6%   Radio Shack                       11/30/2008      14.4%         No                No                  No
   546     21.3%   Paine Webber Incorporated         09/30/2011      15.8%         Yes               Yes                 Yes
   547     17.0%   Claudia's Closet                  01/31/2006      17.0%         Yes               Yes                 Yes
   548     22.8%   Palmetto Park Title               12/31/2005      14.9%         Yes               Yes                 Yes
   549     21.4%   Little Caesars                    09/30/2008      21.4%         Yes               Yes                 Yes

---------------------------------------------------------------------------------------------------------------------------------
             TI/LC                                                                       INITIAL CAPITAL          MONTHLY CAPITAL
MORTGAGE   ESCROW IN                OTHER                     SPRINGING                      EXPENDITURE       EXPENDITURE ESCROW
LOAN NO.   PLACE(15)        ESCROW DESCRIPTION(16)      ESCROW DESCRIPTION(17)    ESCROW REQUIREMENT(18)          REQUIREMENT(19)
---------------------------------------------------------------------------------------------------------------------------------

   451          No                   NAP                         NAP                          $        0                 $    976
   452         Yes                   NAP                        TI/LC                         $        0                 $    956
   453         Yes                   NAP                         NAP                          $        0                 $  1,442
   454         Yes                   NAP                  RE Tax, Insurance                   $        0                 $    983
   455          No                   NAP                      Insurance                       $        0                 $  6,960
   456         Yes     Lease-Up / Resizing Impound /
                            Additional Loan Fee                 RE Tax                        $        0                 $    581
   457         Yes                   NAP                         NAP                          $        0                 $    737
   458          No                   NAP                      Insurance                       $        0                 $      0
   459         Yes                   NAP                         NAP                          $        0                 $    777
   460         Yes                   NAP                      Insurance                       $        0                 $    739
   461         Yes             Holdback Reserve                  NAP                          $        0                 $    467
   462          No                   NAP                         NAP                          $        0                 $  1,540
   463         Yes         Executive Suites Reserve              NAP                          $        0                 $    553

   464         Yes                   NAP                         NAP                          $        0                 $    383
   465         Yes                   NAP                         NAP                          $        0                 $    354
   466         Yes                   NAP                         NAP                          $        0                 $    313
   467         Yes                   NAP                         NAP                          $        0                 $    302
   468         Yes                   NAP                         NAP                          $        0                 $  8,424
   469         Yes                   NAP                         NAP                          $        0                 $  1,099
   470          No                   NAP                         NAP                          $        0                 $  1,821
   471          No                   NAP                   Insurance, CapEx                   $        0                 $      0
   472         Yes                   NAP                        TI/LC                         $        0                 $    368
   473         Yes                   NAP               Insurance, CapEx, TI/LC                $   15,000(LOC)            $      0
   474         Yes                   NAP                         NAP                          $        0                 $    630

   475          No              Tenant Reserve                   NAP                          $        0                 $    250
   476          No              Tenant Reserve                   NAP                          $        0                 $    167
   477          No              Tenant Reserve                   NAP                          $        0                 $    167
   478          No              Tenant Reserve                   NAP                          $        0                 $    167
   479          No              Tenant Reserve                   NAP                          $        0                 $    167
   480          No              Tenant Reserve                   NAP                          $        0                 $    167
   481         Yes           Vacant Space Reserve                NAP                          $        0                 $  1,159
   482          No                   NAP                        CapEx                         $        0                 $      0
   483         Yes                   NAP                         NAP                          $        0                 $    500
   484         Yes                   NAP                      Insurance                       $        0                 $    826
   485         Yes                   NAP                         NAP                          $        0                 $    266
   486          No                   NAP                         NAP                          $        0                 $  1,415
   487          No        Excess Cash Sweep Reserve          TI/LC, Other                     $        0                 $    631
   488          No                   NAP                         NAP                          $  305,000                 $  2,917
   489         Yes                   NAP                         NAP                          $        0                 $    304
   490         Yes                   NAP                  RE Tax, Insurance                   $        0                 $    478
   491          No                   NAP                         NAP                          $        0                 $  1,416
   492          No                   NAP                  RE Tax, Insurance                   $        0                 $    586
   493         Yes              Tenant Reserve                   NAP                          $        0                 $    320
   494          No                   NAP                         NAP                          $        0                 $    833
   495         Yes                   NAP                         NAP                          $        0                 $    735
   496         Yes                   NAP                         NAP                          $        0                 $    388

   497          No                 Holdback                      NAP                          $        0                 $    602
   498          No                 Holdback                      NAP                          $        0                 $    563
   499         Yes       Tax lot Separation Holdback             NAP                          $        0                 $    172
   500          No                   NAP               Insurance, CapEx, TI/LC                $        0                 $      0
   501         Yes               MTM Reserve                     NAP                          $        0                 $    276
   502          No        Excess Cash Sweep Reserve          TI/LC, Other                     $        0                 $    644
   503         Yes                   NAP                        TI/LC                         $        0                 $  1,089
   504          No                   NAP                        TI/LC                         $        0                 $      0
   505          No                   NAP                        TI/LC                         $        0                 $      0
   506         Yes                   NAP                   Insurance, TI/LC                   $        0                 $      0
   507         Yes                   NAP                         NAP                          $        0                 $    353

   508         Yes                   NAP               RE Tax, Insurance, TI/LC               $        0                 $    123
   509         Yes                   NAP               RE Tax, Insurance, TI/LC               $        0                 $    117
   510         Yes                   NAP               RE Tax, Insurance, TI/LC               $        0                 $    117
   511         Yes                   NAP               RE Tax, Insurance, TI/LC               $        0                 $    104
   512         Yes                   NAP               RE Tax, Insurance, TI/LC               $        0                 $    104
   513         Yes                   NAP               RE Tax, Insurance, TI/LC               $        0                 $    104
   514         Yes                   NAP               RE Tax, Insurance, TI/LC               $        0                 $    103
   515         Yes                   NAP                        TI/LC                         $        0                 $      0
   516         Yes            Occupancy Impound                  NAP                          $        0                 $    136
   517          No                   NAP               RE Tax, Insurance, CapEx               $        0                 $      0
   518         Yes                   NAP                         NAP                          $   15,000                 $    669
   519          No                   NAP                        TI/LC                         $        0                 $      0
   520          No                   NAP                         NAP                          $        0                 $  1,322
   521         Yes                   NAP                         NAP                          $        0                 $    721
   522          No                   NAP                         NAP                          $  156,250                 $      0
   523         Yes                   NAP                        Other                         $        0                 $  3,054
   524          No         Leasing Collateral Acct               NAP                          $        0                 $    833
   525          No                   NAP                         NAP                          $        0                 $  1,483
   526         Yes                   NAP                         NAP                          $        0                 $    362
   527          No                   NAP                         NAP                          $   37,550                 $  1,104
   528          No                   NAP                        TI/LC                         $        0                 $      0
   529          No                   NAP                         NAP                          $        0                 $    990
   530          No                   NAP               RE Tax, Insurance, CapEx               $        0                 $      0
   531         Yes                   NAP                        TI/LC                         $  172,456                 $      0
   532          No                   NAP                         NAP                          $        0                 $  1,095
   533         Yes                   NAP                      Insurance                       $        0                 $    457
   534          No                   NAP                         NAP                          $        0                 $      0
   535          No           Debt Service reserve                NAP                          $        0                 $  1,079
   536         Yes                   NAP                         NAP                          $        0                 $    165
   537         Yes          Radio Shack; Randstad                NAP                          $        0                 $    155
   538          No                   NAP                         NAP                          $        0                 $      0
   539         Yes                   NAP                         NAP                          $        0                 $  1,006
   540         Yes                   NAP                         NAP                          $        0                 $    120
   541          No                   NAP                        TI/LC                         $        0                 $    833
   542          No                   NAP                         NAP                          $        0                 $    638
   543          No           Debt Service reserve                NAP                          $        0                 $      0
   544          No                   NAP                         NAP                          $        0                 $    750
   545          No                   NAP               RE Tax, Insurance, TI/LC               $        0                 $      0
   546         Yes                   NAP                         NAP                          $  110,000                 $  1,040
   547         Yes                   NAP                         NAP                          $        0                 $    573
   548         Yes                   NAP                        TI/LC                         $        0                 $    188
   549         Yes                   NAP                        TI/LC                         $        0                 $    117

                                                                                              $1,538,465                 $372,467

------------------------------------------------------------------------------------------------------------------------------
              CURRENT CAPITAL         INITIAL TI/LC         MONTHLY TI/LC   CURRENT TI/LC
MORTGAGE          EXPENDITURE                ESCROW                ESCROW          ESCROW       ENVIRONMENTAL      INTEREST
LOAN NO.   ESCROW BALANCE(20)       REQUIREMENT(21)       REQUIREMENT(22)     BALANCE(23)         INSURANCE     ACCRUAL METHOD
------------------------------------------------------------------------------------------------------------------------------

   451             $        0            $        0              $      0      $        0             No          Actual/360
   452             $    7,648            $        0              $  3,400      $   30,600             No          Actual/360
   453             $        0            $  100,000              $      0      $  100,000             No          Actual/360
   454             $      983            $        0              $  3,277      $    3,277             No          Actual/360
   455             $        0            $        0              $      0      $        0             No          Actual/360
   456             $    1,743            $        0              $  3,875      $  311,252             No          Actual/360
   457             $      737            $        0              $  2,457      $    2,457             No          Actual/360
   458             $        0            $        0              $      0      $        0             No          Actual/360
   459             $    2,335            $        0              $    814      $    2,447             No          Actual/360
   460             $      739            $        0              $  2,425      $    2,425             No          Actual/360
   461             $      935            $        0              $  3,333      $    6,687             No          Actual/360
   462             $        0            $        0              $      0      $        0             No          Actual/360
   463             $        0            $        0              $  5,000      $        0             No          Actual/360

   464             $        0            $        0              $  1,015      $        0             No          Actual/360
   465             $        0            $        0              $    937      $        0             No          Actual/360
   466             $    1,255            $   25,000              $  2,087      $   33,543             No          Actual/360
   467             $      905            $        0              $  1,206      $    3,619             No          Actual/360
   468             $    1,685            $  100,000              $  6,318      $  106,318             No          Actual/360
   469             $    3,304            $        0              $  6,871      $   20,651             No          Actual/360
   470             $        0            $        0              $      0      $        0             No          Actual/360
   471             $        0            $        0              $      0      $        0             No          Actual/360
   472             $      368            $  100,000              $      0      $  100,082             No          Actual/360
   473             $   15,000(LOC)       $   75,000(LOC)         $      0      $   75,000(LOC)        No          Actual/360
   474             $    1,261            $        0              $  1,575      $    3,153             No          Actual/360

   475             $      250            $        0              $      0      $        0             No          Actual/360
   476             $      167            $        0              $      0      $        0             No          Actual/360
   477             $      167            $        0              $      0      $        0             No          Actual/360
   478             $      167            $        0              $      0      $        0             No          Actual/360
   479             $      167            $        0              $      0      $        0             No          Actual/360
   480             $      167            $        0              $      0      $        0             No          Actual/360
   481             $    2,320            $        0              $  5,795      $   11,601             No          Actual/360
   482             $        0            $        0              $      0      $        0             No          Actual/360
   483             $    2,000            $        0              $    833      $    3,333             No          Actual/360
   484             $    2,484            $   75,000              $  2,755      $   83,713             No          Actual/360
   485             $      266            $        0              $  1,775      $    1,775             No          Actual/360
   486             $    1,415            $        0              $      0      $        0             No          Actual/360
   487             $    1,894            $        0              $      0      $        0             No          Actual/360
   488             $  305,000            $        0              $      0      $        0             No          Actual/360
   489             $      304            $   50,000              $      0      $   50,000             No          Actual/360
   490             $      478            $        0              $  1,326      $    1,326             No          Actual/360
   491             $    1,416            $        0              $      0      $        0             No          Actual/360
   492             $      586            $        0              $      0      $        0             No          Actual/360
   493             $      961            $        0              $  1,250      $    3,750             No          Actual/360
   494             $        0            $        0              $      0      $        0             No          Actual/360
   495             $        0            $        0              $  2,500      $        0             No          Actual/360
   496             $        0            $  100,000              $      0      $  100,002             No          Actual/360

   497             $      602            $        0              $      0      $        0             No          Actual/360
   498             $      563            $        0              $      0      $        0             No          Actual/360
   499             $        0            $        0              $  1,147      $        0             No          Actual/360
   500             $        0            $        0              $      0      $        0        Yes - Group      Actual/360
   501             $      276            $        0              $  3,333      $    3,333             No          Actual/360
   502             $    1,289            $        0              $      0      $        0             No          Actual/360
   503             $        0            $  100,000              $      0      $  100,000             No          Actual/360
   504             $        0            $        0              $      0      $        0        Yes - Group      Actual/360
   505             $        0            $        0              $      0      $        0        Yes - Group      Actual/360
   506             $        0            $   43,000              $  3,583      $   53,750             No          Actual/360
   507             $      706            $        0              $  1,765      $    3,530             No          Actual/360

   508             $        0            $        0              $    368      $        0        Yes - Group      Actual/360
   509             $        0            $        0              $    351      $        0        Yes - Group      Actual/360
   510             $        0            $        0              $    351      $        0        Yes - Group      Actual/360
   511             $        0            $        0              $    312      $        0        Yes - Group      Actual/360
   512             $        0            $        0              $    312      $        0        Yes - Group      Actual/360
   513             $        0            $        0              $    312      $        0        Yes - Group      Actual/360
   514             $        0            $        0              $    308      $        0        Yes - Group      Actual/360
   515             $        0            $        0              $  1,413      $        0        Yes - Group      Actual/360
   516             $      136            $        0              $  1,350      $    1,350             No          Actual/360
   517             $        0            $        0              $      0      $        0             No          Actual/360
   518             $   18,343            $        0              $  4,297      $   21,487             No          Actual/360
   519             $        0            $        0              $      0      $        0        Yes - Group      Actual/360
   520             $    2,646            $        0              $      0      $        0             No          Actual/360
   521             $    2,166            $        0              $  2,342      $    7,039             No          Actual/360
   522             $   30,883            $        0              $      0      $        0        Yes - Group      Actual/360
   523             $   27,486            $        0              $  1,750      $   15,750        Yes - Group      Actual/360
   524             $    1,668            $        0              $      0      $        0             No          Actual/360
   525             $        0            $        0              $      0      $        0             No          Actual/360
   526             $    1,087            $        0              $  2,000      $    6,002             No          Actual/360
   527             $   48,059            $        0              $      0      $        0             No          Actual/360
   528             $        0            $        0              $      0      $        0        Yes - Group      Actual/360
   529             $        0            $        0              $      0      $        0             No          Actual/360
   530             $        0            $        0              $      0      $        0             No          Actual/360
   531             $   50,005            $   50,000              $      0      $  172,472             No          Actual/360
   532             $        0            $        0              $      0      $        0             No          Actual/360
   533             $        0            $        0              $  1,906      $        0        Yes - Group      Actual/360
   534             $        0            $        0              $      0      $        0             No          Actual/360
   535             $        0            $        0              $      0      $        0             No          Actual/360
   536             $      165            $        0              $  1,098      $    1,099             No          Actual/360
   537             $      618            $        0              $    834      $    3,337             No          Actual/360
   538             $        0            $        0              $      0      $        0             No          Actual/360
   539             $        0            $   50,000              $      0      $   50,000             No          Actual/360
   540             $      845            $        0              $    960      $    6,758             No          Actual/360
   541             $        0            $        0              $      0      $        0             No          Actual/360
   542             $        0            $        0              $      0      $        0             No          Actual/360
   543             $        0            $        0              $      0      $        0             No          Actual/360
   544             $    1,511            $        0              $      0      $        0             No          Actual/360
   545             $        0            $        0              $      0      $        0        Yes - Group      Actual/360
   546             $  117,277            $        0              $  3,332      $   23,327             No          Actual/360
   547             $    2,867            $        0              $    226      $    1,131             No          Actual/360
   548             $      753            $   60,000              $      0      $   60,433             No          Actual/360
   549             $      234            $   25,000              $      0      $   25,093             No          Actual/360

                   $1,765,348            $9,218,146              $370,638      $9,318,040

---------------------------------------------------------------------------------------------------------
                                    PREPAYMENT CODE(25)
MORTGAGE                   ------------------------------------        YM       ADMINISTRATIVE   MORTGAGE
LOAN NO.   SEASONING(24)   LO   DEF   DEF/YM1   YM1   YM   OPEN   FORMULA(26)    COST RATE(27)   LOAN NO.
---------------------------------------------------------------------------------------------------------

   451           0         25                    88          7         F                 2.175      451
   452          10         35    81                          4                           3.175      452
   453           2         35    81                          4                           3.175      453
   454           3         27    89                          4                           3.175      454
   455           2         26    90                          4                           3.175      455
   456           5         35    81                          4                           3.175      456
   457           3         27    89                          4                           3.175      457
   458           3         35                    81          4         B                 3.175      458
   459           5         29   147                          4                           3.175      459
   460           3         35    83                          2                           8.175      460
   461           4         28    88                          4                           3.175      461
   462           1         26    90                          4                           2.175      462
   463           0         25    91                          4                           7.175      463

   464           2         26            30                  4         B                 3.175      464
   465           2         26            30                  4         B                 3.175      465
   466           6         30    86                          4                           3.175      466
   467           5         29            87                  4         K                 3.175      467
   468           3         27    89                          4                           3.175      468
   469           5         29    87                          4                           3.175      469
   470           0         25                    88          7         F                 2.175      470
   471           1         26    90                          4                           2.175      471
   472           3         27    89                          4                           3.175      472
   473           4         28    88                          4                           3.175      473
   474           4         28    88                          4                           3.175      474

   475           3         27    89                          4                          13.175      475
   476           3         27    89                          4                          13.175      476
   477           3         27    89                          4                          13.175      477
   478           3         27    89                          4                          13.175      478
   479           3         27    89                          4                          13.175      479
   480           3         27    89                          4                          13.175      480
   481           4         28            85                  7         J                 3.175      481
   482           1         26    90                          4                           7.175      482
   483           6         30    83                          7                           3.175      483
   484           5         29    87                          4                           3.175      484
   485           3         27            89                  4         K                 3.175      485
   486           3         27    89                          4                           3.175      486
   487           4         28    88                          4                           8.175      487
   488           2         26    90                          4                           3.175      488
   489           3         27    89                          4                          13.175      489
   490           3         27    89                          4                           3.175      490
   491           3         28    88                          4                           2.175      491
   492           3         27    89                          4                           3.175      492
   493           5         29    87                          4                           3.175      493
   494           0         25                    88          7         F                 2.175      494
   495           2         26    90                          4                          13.175      495
   496           2         35    80                          5                           3.175      496

   497           3         27    29                          4                           3.175      497
   498           3         27    29                          4                           3.175      498
   499           1         25    91                          4                           3.175      499
   500           3         35    81                          4                           3.175      500
   501           3         27    89                          4                           3.175      501
   502           4         28    88                          4                           3.175      502
   503           2         26    90                          4                           3.175      503
   504           1         35            81                  4         B                 5.175      504
   505           1         35            81                  4         B                 5.175      505
   506           5         29                    87          4         L                13.175      506
   507           4         28    28                          4                           3.175      507

   508           1         35    81                          4                          10.175      508
   509           1         35    81                          4                          10.175      509
   510           1         35    81                          4                          10.175      510
   511           1         35    81                          4                          10.175      511
   512           1         35    81                          4                          10.175      512
   513           1         35    81                          4                          10.175      513
   514           1         35    81                          4                          10.175      514
   515           1         35    83                          2                           3.175      515
   516           3         35    81                          4                           3.175      516
   517           7         31    85                          4                           3.175      517
   518           5         29    87                          4                          10.175      518
   519           1         35            81                  4         B                 5.175      519
   520           4         28    28                          4                           3.175      520
   521           5         29    87                          4                           3.175      521
   522           7         35            81                  4         B                 5.175      522
   523          11         35    81                          4                           3.175      523
   524           4         28    88                          4                           3.175      524
   525           0         25                    88          7         F                 2.175      525
   526           5         29    87                          4                          13.175      526
   527          11         35    81                          4                           3.175      527
   528           1         35            81                  4         B                 5.175      528
   529           0         25                    88          7         F                 2.175      529
   530           7         31    85                          4                           3.175      530
   531           2         35    81                          4                           3.175      531
   532           0         25                    88          7         F                 2.175      532
   533           1         35    81                          4                           3.175      533
   534           4         28    88                          4                           3.175      534
   535           2         26    90                          4                           3.175      535
   536           3         27    89                          4                           3.175      536
   537           6         30    86                          4                           3.175      537
   538           4         28    88                          4                          10.175      538
   539           1         35    81                          4                           3.175      539
   540           9         59                    57          4         M                 3.175      540
   541           2         35            81                  4         B                10.175      541
   542           0         25                    88          7         F                 2.175      542
   543           2         26    90                          4                           3.175      543
   544          11         35    81                          4                          10.175      544
   545           2         35    81                          4                           7.175      545
   546           7         31    85                          4                          10.175      546
   547           5         29    87                          4                          10.175      547
   548           6         30                         86     4         N                 3.175      548
   549           4         28    85                          7                           3.175      549

                 3                                                                       3.902


FOOTNOTES TO APPENDIX II

1    "MSMC", "WFB", "PMCF" and "SunTrust" denote Morgan Stanley Mortgage Capital
     Inc., Wells Fargo Bank, National Association, Prudential Mortgage Capital
     Funding, LLC and SunTrust Bank, respectively as Sellers.

2    The following loan pools represent multiple properties securing a single mortgage loan, and are designated by Roman Numeral coding: Mortgage Loan
     Nos. 3-29, 30-56, 57-83, 84-110, 111-136, 137-163, 166-169, 182-373,
     387-390, 394-396, 399-401, 410-413, 450-451 and 464-465, 475-480, and
     508-514. For the purpose of the statistical information set forth in this
     Prospectus Supplement as to such mortgage loans, a portion of the aggregate
     Cut-off Date Balance has been allocated to each mortgaged property based on respective appraised values, and/or Underwritable Cash Flows or loan documents. The following loan pools represent
     cross-collateralized/cross-defaulted properties securing multiple mortgage loans and are designated by identical alphabetical coding: Mortgage Loan
     Nos. 3-163, 404-406, 438-439 and 497-498. For the purpose of the statistical information set forth in this Prospectus Supplement as to such single-loan/multiple-property and cross-collateralized/cross-defaulted loan pools, certain credit statistics, including NOI DSCR, NCF DSCR, Cut-off
     Date LTV, Balloon LTV and Cut-off Date Balance per Unit or SF, are
     calculated on an aggregate basis.

3.   "Units/SF" refers to square feet, units, pads or rooms as applicable for each mortgage property. Certain of the mortgage loans that are secured by retail and/or office properties include in-line and/or anchor ground lease parcels in the calculation of total property square footage.

     With respect to Mortgage Loan No. 1, Lincoln Square Retail Portfolio, the
     total square footage listed only includes the retail portion of the portfolio. The total portfolio also includes a 96-unit Phillips Club extended-stay luxury hotel.

4    In general for each mortgaged property, "Percent Leased" was determined based on a rent roll, occupancy report, operating statement, financial statement or lease verification letter provided by the borrower. "Percent
     Leased as of Date" indicates the date as of which "Percent Leased" was determined based on such information.

5    With respect to Mortgage Loan No. 418, 825 East Gate Boulevard, the
     property in association with a lease agreement with the IDA, is subject to a ground lease on a portion of the related property. However, the borrower-affiliated fee-owner has subjected its interest to the mortgage such that upon foreclosure, the ground lease is extinguished. As such, the loan is disclosed as a fee loan.

     With respect to Mortgage Loan No. 492, Right Track Self Storage, the
     property in association with a lease agreement with the IDA, is subject to a ground lease on a portion of the related property. However, the borrower-affiliated fee-owner has subjected its interest to the mortgage such that upon foreclosure, the ground lease is extinguished. As such, the loan is disclosed as a fee loan.

6    The Cut-off Date is August 1, 2005 for any mortgage loan that has a due date on the first day of each month. For purposes of the information contained in this Prospectus Supplement, we present the loans as if scheduled payments due in August 2005 were due on August 1, 2005, not the actual day on which such scheduled payments were due. The mortgage loans generally have a due date on the 1st of the month, except for Mortgage Loan
     Nos. 164, 171, 177, 375, 387-390, 394-396, 399-401, 414, 463, 482, which are due on the 5th of the month; Mortgage Loan No. 165, which is due on the
     6th of the month; Mortgage Loan Nos. 1 and 180 which are due on the 7th of the month; and Mortgage Loan Nos. 2, 166-169, 397, 398, 403, 437, 484 and
     527, which are due on the 8th of the month.

     With respect to Mortgage Loan Nos. 3-163 (referred to herein as the "U-Haul
     Portfolio Loan" and the "U-Haul Portfolio Pari Passu Loan"), the loan is comprised of several notes with an aggregate balance of $239,664,122 that are secured by the mortgaged properties on a pari passu basis with several other notes (together, the "U-Haul Portfolio Companion Loan") that are not included in the Trust. The U-Haul Portfolio Companion Loan had an
     outstanding principal balance as of the cut-off date of $44,937,023, is currently held by MSMC and may be transferred to a third party at any time.
     The U-Haul Portfolio Companion Loan has the same interest rate, maturity date and amortization term as the U-Haul Portfolio Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the U-Haul Portfolio Loan, the Debt Service Coverage Ratio,
     Loan-to-Value Ratio, and Loan per SF reflect the aggregate indebtedness evidenced by the U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio
     Companion Loan.

                                      II-1

     With respect to Mortgage Loan Nos. 182-373 (referred to herein as the "FRIS
     Chkn Portfolio Loan" and the "FRIS Chkn Portfolio Pari Passu Loan"), the
     loan is comprised of one A Note (Note A-1 described below) that is secured by the mortgaged properties on a 50% pari passu basis with another note
     (A-2 Note described below, the "FRIS Chkn Portfolio Companion Loan") that is not included in the Trust. The FRIS Chkn Portfolio A Notes had original principal balances as follows: Note A-1, $25,000,000; Note A-2,
     $25,000,000. The Note A-1 is included in the trust. The FRIS Chkn Portfolio
     Companion Loan is currently held by Wells Fargo Bank, National Association.
     The FRIS Chkn Portfolio Companion Loan has the same interest rate, maturity date and amortization term as the FRIS Chkn Portfolio Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the FRIS Chkn Portfolio Loan, the Debt Service Coverage Ratio,
     Loan-to-Value Ratio, and Loan per SF reflect the aggregate indebtedness evidenced by the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn
     Portfolio Companion Loan. The FRIS Chkn Portfolio also secures a subordinated B Note in an original principal amount of $25,000,000, which is owned by Wells Fargo Bank, National Association and is not an asset of the Trust.

     With respect to Mortgage Loan No. 165, Coronado Center, the loan also secures a subordinated B Note in an original principal amount of
     $49,000,000 and is not an asset of the Trust. The holder of the B Note has the right to control any workout or other remedies until certain events occur pursuant to an intercreditor agreement.

     With respect to Mortgage Loan No. 181, County Line Commerce Center, the
     loan also secures a subordinate note in an original principal amount of
     $3,000,000 and is not an asset of the Trust.

     With respect to Mortgage Loan No. 414, Mediterranean Inn, the loan also secures a subordinate note in an original principal amount of $300,000, which is currently held by an entity not affiliated with the Mortgage Loan
     Seller. This debt is subject to a subordination and standstill agreement in favor of the Mortgage Loan Seller.

     With respect to Mortgage Loan No. 2, 1500 Broadway, 1500 Broadway has
     mezzanine financing in place of $18,297,511.

     With respect to Mortgage Loan No. 397, Mission Bay Apartments, the Mission
     Bay Apartments Property has subordinate unsecured (bridge) financing in place of $1,400,000.

     With respect to Mortgage Loan No. 403, Hunters Run Apartments, the Hunters
     Run Apartments Property has subordinate unsecured (bridge) financing in place of $356,000.

     With respect to Mortgage Loan No. 440, 115 East Mosholu Parkway, the 115
     East Mosholu Parkway Property has mezzanine financing in place of $880,000.

     With respect to Mortgage Loan No. 443, 223 West Erie Street, the 223 West
     Erie Street Property has mezzanine financing in place of $500,000.

     With respect to Mortgage Loan No. 431, San Leandro Center, the borrower is permitted in the future to incur additional secured debt subject to subordination and restrictions including but not limited to (i) a combined maximum LTV of 66.5%, and (ii) the actual combined DSCR as underwritten by lender must be greater than 0.90x based on a 10% constant and the actual
     DSCR must be greater than 1.25x.

     With respect to Mortgage Loan No. 3-163, U-Haul Portfolio, the borrower is permitted in the future to obtain mezzanine financing of up to $50,000,000 provided that certain conditions are met including but not limited to (i) a combined maximum LTV of 85%, (ii) the combined DSCR is at least 1.15x.

     With respect to Mortgage Loan No. 165, Coronado Center, the borrower has the right in the future to obtain mezzanine financing secured by an ownership interest in the borrower entity provided that, among other things, the combined DSCR is not less than 1.20x and the combined LTV does not exceed 75%.

     With respect to Mortgage Loan No. 171, Oviedo Marketplace, mezzanine financing on the property is permitted provided that (i) the total amount of the mezzanine debt, together with the original principal amount of the subject mortgage loan does not exceed 80% of the appraised value of the property, (ii) the debt service coverage ratio based on the combined annualized debt service of the subject mortgage loan and the mezzanine debt
     (calculated as set forth in the related mortgage) must not be less than
     1.20x, (iii) the mezzanine lender must enter into an intercreditor agreement with the

                                      II-2

     mortgagee, in form and substance acceptable to the mortgagee and the rating agencies, and (iv) confirmation has been obtained from each rating agency that the incurrence of such mezzanine debt would not result in the downgrade, withdrawal or qualification of the then outstanding ratings on the certificates.

     With respect to Mortgage Loan No. 172, Uptown Park, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 85%, and (ii) the combined DSCR is at least 1.10x.

     With respect to Mortgage Loan No. 377, Naperville Plaza Shopping Center,
     the borrower may incur additional mezzanine debt subject to restrictions as detailed in the loan documents including but not limited to: (i) the combined LTV is not greater than 80%, and (ii) the combined DSCR is greater than 1.20x.

     With respect to Mortgage Loan No. 378, The Kenmawr Apartments, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 90%, and (ii) the combined DSCR is at least 1.10x.

     With respect to Mortgage Loan No. 379, Stevens Pavillion, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 87%, and (ii) the combined DSCR is at least 1.10x.

     With respect to Mortgage Loan No. 384, Signature Square I & II, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 80%, and (ii) the combined DSCR is at least 1.25x.

     With respect to Mortgage Loan No. 386, Miramar Industrial, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 75%, provided however that the borrower has the right to defease the then outstanding principal loan amount in the amount necessary to achieve the required LTV, and (ii) the combined DSCR is at least 1.10x, provided however that the borrower has the right to defease the then outstanding principal loan amount in the amount necessary to achieve the required DSCR.

     With respect to Mortgage Loan No. 397, Mission Bay Apartments, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 90%,
     (ii) the combined DSCR is at least 1.10x.

     With respect to Mortgage Loan No. 403, Hunters Run Apartments, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 90%,
     (ii) the combined DSCR is at least 1.10x.

     With respect to Mortgage Loan No. 425, 75 Robin Hill Road, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 50%, (ii) the combined DSCR is at least 1.50x.

     With respect to Mortgage Loan No. 429, Hilton Garden Inn, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 70%, and (ii) the combined DSCR is at least 1.60x.

     With respect to Mortgage Loan No. 433, Pen Office Building, the borrower may obtain a mezzanine loan from a third party mezzanine lender acceptable to lender under terms and provisions acceptable to lender. Such mezzanine loan shall be subordinate in all respects to the subject mortgage and be subject to an inter-creditor agreement acceptable to lender and the rating agencies. The combined LTV may not exceed 75% and the combined DSCR may not be less than 1.15x and 1.01x based on a loan constant of 10.09%.

     With respect to Mortgage Loan No. 438, Suburban Extended Stay Portfolio -
     Daytona, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 70%, and (ii) the combined DSCR is at least 1.70x.

                                      II-3

     With respect to Mortgage Loan No. 543, Shops at Green Valley, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 75%, and (ii) the combined DSCR is at least 2.00x.

     With respect to Mortgage Loan No. 1, Lincoln Square Retail Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 125% of the allocated loan amount of the released property except for the Phillips Club property, which requires
     100% of the allocated loan amount, and (ii) other than with respect to release of the Phillips Club property, the DSCR of the remaining properties is not less than the greater of (a) 1.21x and (b) the DSCR immediately preceding the release. The borrower will be required to partially defease the Lincoln Square loan with respect to the Reebok equity interests (i) in the event the Reebok tenant assigns its lease at the Lincoln Square condominium or (ii) upon the occurrence of certain bankruptcy or insolvency events relating to the Reebok tenant.

     With respect to Mortgage Loan Nos. 166-169, Melrose Portfolio, after the lockout period, the borrower may obtain a release of up to two individual properties provided that, among other conditions, (i) the loan is prepaid at 110% of the allocated loan amount for the Minneapolis and College
     Station properties or at 105% of the allocated loan amount for the
     Gainesville and Jacksonville properties, along with all other amounts due and a yield maintenance premium as defined in the note, (ii) the LTV ratio of the remaining properties is not greater than the lesser of (a) 68% and
     (b) the combined LTV immediately preceding the release, and (iii) the DSCR of the remaining properties is not less than the greater of (a) 1.10x and
     (b) the combined DSCR immediately preceding the release.

     With respect to Mortgage Loan Nos. 182-373, FRIS Chkn Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the loan is defeased at 125% of the allocated loan amount of the released property, (ii) the LTV of the remaining properties is equal to or less than 63.9%, and (iii) the DSCR of the remaining properties is greater than or equal to 1.67x.

     With respect to Mortgage Loan No. 386, Miramar Industrial, after the lockout period, the borrower may obtain a release of the 9404 Cabot Avenue property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 110% of the allocated loan amount of the released property (ii) the DSCR of the remaining properties is not less than 1.20x, provided however that the borrower has the right to defease the then outstanding principal loan at par in the amount necessary to achieve the required DSCR, and (b) the LTV of the remaining properties is equal to or less than the combined LTV immediately preceding the release, provided however that the borrower has the right to defease the then outstanding principal loan amount in the amount necessary to achieve the required LTV.

     With respect to Mortgage Loan Nos. 404-406, NE Real Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 120% of the allocated loan amount of the released property for the Walgreens properties and 100% of the allocated loan amount of the released property for the Eckerd property, as applicable, (ii) the
     LTV of the remaining property(ies) does not exceed the lesser of (a) 80%
     and (b) the LTV at any time of any previous release, (iii) the actual and stressed (at a 10.09% constant) DSCRs of the remaining property(ies) are at least the greater of (a) 1.20x and 0.85x, respectively and (b) the DSCRs at any time of the previous release, and (iv) the Eckerd Niskayuna property is not the last property remaining.

     With respect to Mortgage Loan Nos. 410-413, Zilber Office Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the loan is prepaid at
     125% of the allocated loan amount of the released property and a yield maintenance premium as defined in the note, (ii) the LTV of the remaining properties is equal to or less than 70%, and (iii) the DSCR of the remaining properties is equal to or greater than 1.25x.

     With respect to Mortgage Loan No. 435, Grayhawk Pointe in the event that the Bike Rack, Inc. tenant exercises its option to purchase, the borrower may obtain a release of the associated parcel provided that, among other conditions, (i) the borrower pays a release price equal to $3,100,000 and a yield maintenance premium as defined in the note, (ii) the DSCR of the remaining property is at least the greater of (a) DSCR at origination and
     (b) the DSCR of the property immediately preceding the release, and (iii)
     the LTV of the remaining property is no greater than 75%.

     With respect to Mortgage Loan Nos. 438-439, Suburban Extended Stay
     Portfolio - Daytona and Suburban Extended Stay - Melbourne, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 125% of the allocated loan amount of the released property, (ii) the LTV of the remaining properties is does not exceed the lesser of (a) 75% and the combined LTV immediately preceding the release, and (iii) the DSCR after the release is at least the greater of (a) 1.70x and (b) the combined DSCR immediately preceding the release.

                                      II-4

     With respect to the Mortgage Loan Nos. 182-373, FRIS Chkn Portfolio, the
     loan allows the borrower to substitute a property of equal or greater value. Any proposed substitution would be subject to satisfying numerous requirements and conditions including the following: the loan is not in default, the approval of the note holder, the potential substitute property must have an appraised value that is equal to or greater than that of the subject release property, and the location of the substitute property must be in proximity to the geographical area of the release property.

     With respect to the Mortgage Loan Nos. 410-413, Zilber Office Portfolio,
     the loan permits the borrower to substitute one or more of the related properties, subject to certain conditions, including (i) the replacement property having the same or greater allocated loan amount than the substituted property, (ii) a current appraisal for the replacement property showing an LTV that is equal to or less than the LTV at loan closing, and
     (iii) a projected DSCR greater than or equal to the DSCR at time of substitution or 1.25x.

     With respect to Mortgage Loan Nos. 497-498, TX Self Storage - Blanco and TX
     Self Storage - Laredo, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions,
     (i) the borrower deposits defeasance collateral equal to 125% of the allocated loan amount of the released property, (ii) the LTV of the remaining property does not exceed the combined LTV immediately preceding the release, (iii) the DSCR of the remaining property is at least the greater of (a) the DSCR at origination and (b) the combined DSCR immediately preceding the release, and (iv) the occupancy of the property is equal to or greater than 80%, with tenants in occupancy, paying rent, and open for business.

     With respect to Mortgage Loan No. 428, Kane Office Building, the Mortgage
     Loan has been modified on July 6, 2005 to reflect a $500,000 additional funding and to allow for future construction.

7    The "Cut-Off Date Balance per Unit or SF" with respect to Mortgage Loan No.
     1, Lincoln Square Retail Portfolio, does not include the 96 units located in the Phillips Club extended-stay luxury hotel.

8    The "Grace Period" shown is grace period to charge late interest.

9    The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note.
     Due to the actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.

10   The "Monthly Payment (P&I)" with respect to Mortgage Loan No. 165, Coronado
     Center, is based on the average of the P&I payments of the first 12 months of the loan term.

     With respect to Mortgage Loan No. 174, 2500 Central Park Avenue, is based on scheduled monthly payments of $268,070.92 for the first 3 years of the loan (based on a 25-year amortization schedule). The principal and interest payments decrease during the loan term to payments of $256,868.33 for years
     4-6 (an approximately 27.5 year amortization schedule), and $245,229.69 for years 7-9 (an approximately 30 year amortization schedule).

     With respect to Mortgage Loan No. 447, Point Plaza Shopping Center, the
     subject loan is interest-only for the first 24 months, but provides for monthly payments of $38,506.00 for the entire loan term. However, for the first 24 months of the loan term, each of the payments will be applied as follows: (i) first, to the payment of interest, (ii) second, to the balance of the TI/LC reserve if on the payment date the balance in such reserve is less than $270,000, and (iii) third, to the reduction of the outstanding principal. Thereafter, each monthly payment will be applied as follows: (i)
     first, to the payment of interest, and (ii) second, toward the reduction of the outstanding principal.

11   The indicated NOI DSCR and NCF DSCR reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

12   "Valuation Date" refers to the date as of which the related appraised value applies (also known as the "value as-of date").

     With respect to Mortgage Loan No. 181, County Line Commerce Center, the
     appraised value is based on the stabilized value of $37,500,000 as of May
     1, 2006. A $2,000,000 holdback is currently in place. The "As-Is" value is
     $34,000,000.

     With respect to Mortgage Loan No. 543, Shops at Green Valley, the appraised value is based on the stabilized value of $5,280,000 as of October 1, 2005.
     At the time of the appraisal, the construction of the property had not yet been completed. The "As-Is" value as of February 24, 2005 was $940,000, and the value "upon shell completion" as of April 1,

                                      II-5

     2005 was $4,960,000. The subject property is 100% leased, and all of the tenants are in possession of their respective spaces.

13   "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property, "Second
     Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same lease expiration date, and may not include minor spaces with different expiration dates.

14   For "Capital Expenditure Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

15   For "TI/LC Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average percentage of mortgage loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on commercial-type properties, excluding hospitality, multifamily, manufactured housing community, other and self storage mortgaged properties.

16   "Other Escrow Description" indicates any other types of escrow required, or in certain cases letters of credit required, other than Insurance, Tax,
     Capital Expenditure and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

17   "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in the respective loan documents.

18   "Initial Capital Expenditures Escrow Requirement" indicates the amount of the escrow, or in certain cases the letter of credit, that was deposited at loan closing.

19   "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

20   "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the June, 2005 due dates for the loans.

21   "Initial TI/LC Escrow Requirement" indicates the amount of the escrow or in certain cases the letter of credit that was deposited at loan closing.

22   "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for Tenant Improvements and Leasing Commissions Escrow in the loan documents for such mortgage loan. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

23   "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the June, 2005 due dates for the loans.

24   "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the Cut-off
     Date.

25   The "Prepayment Code" includes the number of loan payments from the first
     Due Date to the stated maturity. "LO" represents the lockout period. "DEF"
     represents defeasance. "DEF/YM1" represents defeasance or the greater of yield maintenance and 1.00%. "YM" represents yield maintenance. "YM1"
     represents the greater of yield maintenance and 1.00%. "Open" represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of

                                      II-6

     "Prepayment Code" represents the number of payments in the Original Term to
     Maturity for which such provision applies.

26   Mortgage loans with associated Yield Maintenance prepayment premiums are categorized according to unique Yield Maintenance formulas. There are 14 different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E', "F", "G", "H", "I", "J", "K", "L", "M" and
     "N". Any exceptions to these formulas are shown below such formulas.
     Summaries of the 14 formulas are listed beginning on page II-9.

27   The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

28   Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers 1-7, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Many of the loans with reserves and reserve agreements in place permit or require the amount in the reserve (or proceeds of the letter of credit) to be applied to outstanding loan amounts in the event of a default. The mortgage loans referenced in this paragraph do not include all such loans, but rather only those loans that permit or require the application of the reserve (or proceeds of the letter of credit) to the balance of the mortgage loan if the mortgaged property does not achieve a specified level of financial performance in accordance with the terms of the respective reserve agreements. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments:



                                                                      Escrowed Holdback or                            Partial
   Mtg.                                            Escrow or LOC        Letter of Credit       Outside Date      Prepayment Premium
 Loan No.             Property Name              Release Conditions      Initial Amount        for Release           Provisions
------------------------------------------------------------------------------------------------------------------------------------

   181     County Line Commerce Center                   1                Maximum of            05/05/2007        Greater of 1% or
                                                                          $1,000,000                             Yield Maintenance

   433     Pen Office Building                           2                 $800,000             11/07/2005        Greater of 1% or
                                                                                                                 Yield Maintenance

   444     Crossroads Center                             3                 $500,000             12/31/2005       Yield Maintenance

   456     ACCO Airport Center                           4                 $600,000             09/01/2005        Greater of 1% or
                                                                                                                 Yield Maintenance

   497     TX Self Storage Portfolio - Laredo            5                 $200,000             05/01/2008        Greater of 1% or
                                                                                                                 Yield Maintenance

   498     TX Self Storage Portfolio - Blanco            6                 $350,000             05/01/2008        Greater of 1% or
                                                                                                                 Yield Maintenance


     All yield maintenance premiums indicated above are to be paid by the borrower.

                                      II-7

RELEASE CONDITIONS

1.   Funds in the earnout reserve are required to be released if the following conditions are satisfied prior to the earlier of May 5, 2007 and the fifth re-underwriting of the loan:

     Up to $1,000,000 remains in the earn-out escrow fund after applicable funds are transferred to the TI/LC reserve as outlined in the loan documents. The balance remaining will depend on the extent of disbursement from the earn-out fund, which is contingent on a 80% occupancy up to five times in the first 23 months in the loan term. The amount disbursed will be the amount necessary to result in a fully funded DSCR of 1.25x, a DSCR of 0.85x on a 10.09% constant, and a fully funded LTV of 80% of less.

2.   Funds in the TI/LC reserve are required to be released if the following conditions are satisfied upon the Lender receiving evidence of:

     (i) The renewal by Protocol Services, Inc. of its five year renewal option by August 6, 2005, or (ii) the lease to a replacement tenant acceptable to
     Lender in its sole discretion leases the space at $17.21 per square foot per year by October 7, 2005. If neither occurs by November 7, 2005, Lender may, at its option, apply the funds to prepay the Loan or make the funds available to the borrower for TI/LCs

3.   The holdback is required to be released if the following conditions are satisfied prior to December 31, 2005:

     (i) The lender receives fully executed leases and related estoppels for new tenants at the property for minimum five-year terms, (ii) proving that the tenant is in possession of the premises, open for business and paying rent on a current basis, (iii) there is no default on the loan, and (iv)
     achievement of the Second Stage Release Requirements as defined below.

     The "Second Stage Release Requirements" mean that (i) the property has achieved a minimum 80% occupancy level, based on rent-paying tenants under written leases that are open for business, and (ii) the property is generating net underwritable cash flow that at minimum will result in a
     DSCR of 1.30x based on the combined funds released to the borrower
     (including both at closing and related to the occupancy holdback release).

4.   The holdback is comprised of a $150,000 Resizing Impound and a $450,000
     Lease-Up Impound. The Lease-Up Impound is released in pre-determined amounts as certain spaces at the Property are leased. The Resizing Impound is required to be released if the following conditions are satisfied prior to September 1, 2005:

     The property has achieved and maintained a minimum debt service coverage ratio of 0.89x applied to a 10% constant.

     If the property fails to achieve and maintain the above conditions on or before September 1, 2005, the Resizing Impound will be applied to reduce the outstanding loan balance. In the event the funds in the Resizing
     Impound are insufficient to reduce the outstanding principal balance in an amount such that the DSCR is equal to or greater than the minimum DSCR, all remaining funds from the Lease-Up Impound will be applied to the outstanding principal balance. In the event the funds in the Resizing
     Impound and Lease-Up Impound are insufficient to reduce the outstanding principal balance in an amount such that the DSCR is equal to or greater than the DSCR, the Borrower shall pay the Lender upon demand whatever additional amounts may be necessary to reduce the then outstanding principal balance to achieve a minimum DSCR of 0.89x applied to a 10%
     constant.

5.   The holdback is required to be released if the following conditions are satisfied prior to May 1, 2008:

     (i) The combined actual DSCR (for the subject property and Blanco Self
     Storage property) reaches a DSCR of 1.50x over a trailing 12 month period, and (ii) the subject property is at least 80% occupied.

6.   The holdback is required to be released if the following conditions are satisfied prior to May 1, 2008:

     (i) The combined actual DSCR (for the subject property and Laredo Self
     Storage property) reaches a DSCR of 1.50x over a trailing 12 month period, and (ii) the subject property is at least 80% occupied.

                                      II-8

YIELD MAINTENANCE FORMULAS

A.   "YIELD MAINTENANCE PREMIUM" shall mean an amount equal to the greater of:
     (i) one percent (1%) of the principal amount of the Loan being prepaid in connection with a Voluntary Prepayment or (B) two percent (2%) of the principal amount of the Loan being prepaid in connection with a Default
     Prepayment, or (ii) the present value as of the Prepayment Date of the
     Calculated Payments from the Prepayment Date through December 8, 2009 (the
     "OPEN PREPAYMENT DATE") determined by discounting such payments at the
     Discount Rate. As used in this definition, the term "PREPAYMENT DATE" shall mean the date on which prepayment is made. As used in this definition, the term "CALCULATED PAYMENTS" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the excess (if such difference is greater than zero) of (y) the Interest Rate over (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "DISCOUNT RATE" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "YIELD
     MAINTENANCE TREASURY RATE" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve
     Statistical Release H.15-Selected Interest Rates under the heading U.S.
     Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
     Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance
     Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

                                      II-9

B.   PREPAYMENT CHARGE.

     a.   BASIC CHARGE. Except as provided below, if this Note is prepaid prior to the Open Period, whether such prepayment is voluntary, involuntary or upon acceleration of the principal amount of this Note by Lender following a Default, Borrower shall pay to Lender on the prepayment date (in addition to all other sums then due and owing to Lender under the Loan Documents) a prepayment charge equal to the greater of the following two amounts: (i) an amount equal to 1% of the amount prepaid; or (ii) an amount equal to (A) the amount, if any, by which the sum of the present values as of the prepayment date of all unpaid principal and interest payments required under this Note, calculated by discounting such payments from their respective Due Dates (or, with respect to the payment required on the Maturity Date, from Maturity
          Date) back to the prepayment date at a discount rate equal to the
          Periodic Treasury Yield (defined below) exceeds the outstanding principal balance of the Loan as of the prepayment date, multiplied by
          (B) a fraction whose numerator is the amount prepaid and whose denominator is the outstanding principal balance of the Loan as of the prepayment date. For purposes of the foregoing, "Periodic Treasury
          Yield" means (iii) the annual yield to maturity of the actively traded non-callable United States Treasury fixed interest rate security
          (other than any such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to
          (whether before, on or after) the Maturity Date (or if two or more such securities have maturity dates equally close to the Maturity
          Date, the average annual yield to maturity of all such securities), as reported in The Wall Street Journal or other authoritative publication or news retrieval service on the fifth Business Day preceding the prepayment date, divided by (iv) 12, if the Due Dates are monthly, or
          4, if Due Dates are quarterly.

          b.   ADDITIONAL CHARGE. If this Note is prepaid on any day other than a Due Date, whether such prepayment is voluntary, involuntary or upon full acceleration of the principal amount of this Note by
               Lender following a Default, Borrower shall pay to Lender on the prepayment date (in addition to the basic prepayment charge described in the section above and all other sums then due and owing to Lender under this Note and the other Loan Documents) an additional prepayment charge equal to the interest which would otherwise have accrued on the amount prepaid (had such prepayment not occurred during the period from and including the prepayment date to and including the last day of the month in which the prepayment occurred).

          c.   EXCLUSION. Notwithstanding the foregoing, no prepayment charge of any kind shall apply in respect to any prepayment resulting from
               Lender's application of any insurance proceeds or condemnation awards to the outstanding principal balance of the Loan.

C.   The Prepayment Consideration shall equal an amount equal to the greater of
     (i) one percent (1%) of the principal balance of the Note being prepaid, or
     (ii) the product of (A) the ratio of the amount of the principal balance of the Note being prepaid (after subtracting the scheduled principal payment on such Prepayment Date) over the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the
     Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
     Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate"
     is the rate which, when compounded monthly, is equivalent to the Treasury
     Rate (as hereinafter defined), when compounded semi-annually. The "Treasury
     Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest
     Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
     Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

                                     II-10

D.   "PREPAYMENT PREMIUM" shall mean an amount equal to the greater of (i) one percent (1%) of the outstanding principal balance at the time of prepayment and (ii) the present value as of the date of prepayment of a series of payments each equal to the Payment Differential and payable on each Payment
     Date over the remaining original term of this Note through and including the anticipated repayment date, discounted at the Reinvestment Yield for the number of months remaining as of the date of such prepayment to each such Payment Date and the anticipated repayment date.

     "PAYMENT DIFFERENTIAL" shall mean an amount equal to (i) the applicable interest rate less the Reinvestment Yield, divided by (ii) 12 and multiplied by (iii) the principal sum outstanding under this Note after application of the constant monthly payment due under this Note on the date of such prepayment, provided that the Payment Differential shall in no event be less than zero.

     "REINVESTMENT YIELD" shall mean an amount equal to the lesser of (i) the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the anticipated repayment date, or (ii) the yield on the U.S.
     Treasury issue (primary issue) with a term equal to the remaining average life (to the anticipated repayment date) of the indebtedness evidenced by this Note, with each such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14)
     days prior to the date of such prepayment set forth in the notice of prepayment (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield.

E.   "YIELD MAINTENANCE PREMIUM" shall mean an amount equal to the greater of:
     (i) one percent (1%) of the principal amount of the Loan being prepaid or
     (ii) the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "PREPAYMENT DATE" shall mean the date on which prepayment is made.
     As used in this definition, the term "CALCULATED Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Interest Rate and (z) the Yield
     Maintenance Treasury Rate. As used in this definition, the term "DISCOUNT
     RATE" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "YIELD MAINTENANCE TREASURY RATE" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected
     Interest Rates under the heading U.S. Government Securities/Treasury
     Constant Maturities for the week ending prior to the Prepayment Date, of
     U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S.
     Treasury obligations or otherwise.

                                     II-11

F.   "PREPAYMENT PREMIUM" shall mean an amount equal to the greater of (i) one percent (1%) of the principal amount being prepaid or (ii) the present value of a series of payments each equal to the Payment Differential and payable on each Payment Date over the remaining original term of this Note through and including the Maturity Date, discounted at the Reinvestment
     Yield for the number of months remaining as of the date of such prepayment to each such Payment Date and the Maturity Date.

     "PAYMENT DIFFERENTIAL" shall mean an amount equal to (i) the Note Rate less the Reinvestment Yield, divided by (ii) 12 and multiplied by (iii) the principal sum outstanding under this Note after application of the constant monthly payment due under this Note on the date of such prepayment, provided that the Payment Differential shall in no event be less than zero.

     "REINVESTMENT YIELD" shall mean an amount equal to the lesser of (i) the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the Maturity Date, or (ii) the yield on the U.S. Treasury issue
     (primary issue) with a term equal to the remaining average life of the indebtedness evidenced by this Note, with each such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14) days prior to the date of such prepayment set forth in the notice of prepayment (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield.

G.   The principal balance of this Note may not be prepaid in whole or in part
     (except with respect to the application of casualty or condemnation proceeds) prior to July 1, 2010. On the scheduled payment date in July 1,
     2010, or at anytime thereafter, provided no Event of Default exists, the principal balance of this Note may be prepaid, in whole but not in part
     (except with respect to the application of casualty or condemnation proceeds), on any scheduled payment date under this Note upon not less than thirty (30) days prior written notice to Lender specifying the scheduled payment date on which prepayment is to be made (the "PREPAYMENT DATE") and upon payment of (i) interest accrued and unpaid on the principal balance of this Note to and including the Prepayment Date, (ii) all other sums then due under this Note and the other Loan Documents, and (iii) a prepayment consideration in an amount equal to the greater of (A) one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or (B) (x) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined), less (y) the amount of principal being prepaid. The term "DISCOUNT RATE"
     means the rate which, when compounded monthly, is equivalent to the
     Treasury Rate (as hereinafter defined), when compounded semi-annually. The term "TREASURY RATE" means the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
     H.15-Selected Interest Rates under the heading "U.S. Government
     Securities/Treasury Constant Maturities" for the week ending prior to the
     Prepayment Date, of U.S. Treasury constant maturities with maturity dates
     (one longer and one shorter) most nearly approximating the Maturity Date.
     (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify
     Borrower of the amount and the basis of determination of the required prepayment consideration. Notwithstanding the foregoing, Borrower shall have the additional privilege to prepay the entire principal balance of this Note (together with any other sums constituting the Debt) on any scheduled payment date during the three (3) months preceding the Maturity
     Date without any fee or consideration for such privilege. If any such notice of prepayment is given, the principal balance of this Note and the other sums required under this paragraph shall be due and payable on the
     Prepayment Date. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by the prepayment consideration due in connection therewith.

                                     II-12

H    The principal balance of this Note may not be prepaid in whole or in part
     (except with respect to the application of casualty or condemnation proceeds) prior to August 1, 2010. On the scheduled payment date in August
     1, 2010, or at anytime thereafter, provided no Event of Default exists, the principal balance of this Note may be prepaid, in whole but not in part
     (except with respect to the application of casualty or condemnation proceeds), on any scheduled payment date under this Note upon not less than thirty (30) days prior written notice to Lender specifying the scheduled payment date on which prepayment is to be made (the "PREPAYMENT DATE") and upon payment of (i) interest accrued and unpaid on the principal balance of this Note to and including the Prepayment Date, (ii) all other sums then due under this Note and the other Loan Documents, and (iii) a prepayment consideration in an amount equal to the greater of (A) one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or (B) (x) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined), less (y) the amount of principal being prepaid. The term "DISCOUNT RATE"
     means the rate which, when compounded monthly, is equivalent to the
     Treasury Rate (as hereinafter defined), when compounded semi-annually. The term "TREASURY RATE" means the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
     H.15-Selected Interest Rates under the heading "U.S. Government
     Securities/Treasury Constant Maturities" for the week ending prior to the
     Prepayment Date, of U.S. Treasury constant maturities with maturity dates
     (one longer and one shorter) most nearly approximating the Maturity Date.
     (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify
     Borrower of the amount and the basis of determination of the required prepayment consideration. Notwithstanding the foregoing, Borrower shall have the additional privilege to prepay the entire principal balance of this Note (together with any other sums constituting the Debt) on any scheduled payment date during the three (3) months preceding the Maturity
     Date without any fee or consideration for such privilege. If any such notice of prepayment is given, the principal balance of this Note and the other sums required under this paragraph shall be due and payable on the
     Prepayment Date. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by the prepayment consideration due in connection therewith.

I.   "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated Payments
     (hereinafter defined) from the Prepayment Date through the Maturity Date determined by discounting such payments as the Discount Rate (hereinafter defined). As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term
     "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
     Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate. As
     used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance
     Treasury Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected
     Interest Rates under the heading U.S. Government Securities/Treasury
     Constant Maturities for the week ending prior to the Prepayment Date, of
     U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S.
     Treasury obligations or otherwise. Lender shall notify Borrower of the amount and basis of determination of the required payment consideration.

                                     II-13

J.   For purposes of the Article 17 in the Note only, the term "Yield
     Maintenance Premium" shall equal an amount equal to the greater of (i) one percent (1%) of the remaining principal balance of the Note, or (ii) the product of (A) the ratio of the amount of the remaining principal balance of the Note over the outstanding principal balance of the Note on the
     Prepayment Date (after subtracting the scheduled principal payment on such
     Prepayment Date), multiplied by (B) the present value as of the Prepayment
     Date of the remaining scheduled payments of principal and interest from the
     Prepayment Date through the Maturity Date (including any balloon payment)
     determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the
     Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

K.   "Yield Maintenance Premium" shall equal an amount equal to the greater of
     (i) one percent (1%) of the remaining principal balance of the Note, or
     (ii) the product of (A) the ratio of the amount of the remaining principal balance of the Note over the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the
     Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
     Rate (as hereinafter defined) less the amount of the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the
     Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

                                     II-14

L.   The Prepayment Consideration shall equal an amount equal to the greater of
     (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of the Note being prepaid over the outstanding principal balance of the
     Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
     Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate"
     is the rate which, when compounded monthly, is equivalent to the Treasury
     Rate (as hereinafter defined), when compounded semi-annually. The "Treasury
     Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest
     Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
     Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

M.   The Prepayment Consideration shall equal an amount equal to the greater of
     (i) one percent (1%) of the principal balance of the Note being prepaid, or
     (ii) the product of (A) the ratio of the amount of the principal balance of the Note being prepaid over the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the
     Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
     Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate"
     is the rate which, when compounded monthly, is equivalent to the Treasury
     Rate (as hereinafter defined), when compounded semi-annually. The "Treasury
     Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest
     Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
     Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

                                     II-15

N.   "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated Payments
     (hereinafter defined) from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate (hereinafter defined). As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term
     "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
     Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate. As
     used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance
     Treasury Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected
     Interest Rates under the heading U.S. government securities
     Securities/Treasury Constant Maturities for the week ending prior to the
     Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates
     (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise. Lender shall notify
     Borrower of the amount and the basis of determination of the required prepayment consideration.

                                      II-16

           [THIS PAGE INTENTIONALLY LEFT BLANK.]

APPENDIX IV
SIGNIFICANT LOAN SUMMARIES

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LINCOLN SQUARE
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-1

APPENDIX IV
SIGNIFICANT LOAN SUMMARIES

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LINCOLN SQUARE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-2

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LINCOLN SQUARE
--------------------------------------------------------------------------------

                               [SITE MAP OMITTED]

                                      IV-3

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LINCOLN SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:            $340,000,000
CUT-OFF DATE BALANCE:        $340,000,000
SHADOW RATING                NAP
(DBRS/FITCH/S&P):
FIRST PAYMENT DATE:          May 7, 2005
INTEREST RATE:               5.475%
AMORTIZATION:                Interest only
ARD:                         NAP
HYPERAMORTIZATION:           NAP
MATURITY DATE:               April 7, 2015
EXPECTED MATURITY BALANCE:   $340,000,000
SPONSOR:                     Millennium Partners LLC
INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             Locked out through the earlier of April 4, 2008 or
                             until 2 years after the REMIC "start-up" day, with
                             U.S. Treasury defeasance thereafter. Prepayable
                             without penalty from and after January 7, 2015.
LOAN PER SF:                 $675.71
UP-FRONT RESERVES:           None
ONGOING RESERVES:            TI/LC: Springing
LOCKBOX:                     Soft, springing hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Single Asset
PROPERTY TYPE:               Mixed Use
PROPERTY SUB-TYPE:           Retail/Hospitality
LOCATION:                    New York, NY
YEAR BUILT/RENOVATED:        1995-1996/NAP
OCCUPANCY(1):                100.0%
SQUARE FOOTAGE(2):           503,178
THE COLLATERAL:              Four separate condominium retail developments and a
                             luxury extended-stay hotel, each located within a
                             two-block radius in New York City, New York.
OWNERSHIP INTEREST:          Fee
PROPERTY MANAGEMENT:         Millennium Partners LLC, Millennium Partners
                             New York Property Management LLC, Phillips
                             Club Management Company, Inc., and Rose
                             Associates, Inc.
U/W NET OP. INCOME:          $25,916,684
U/W NET CASH FLOW:           $25,590,116
U/W OCCUPANCY:               100.0%
APPRAISED VALUE:             $460,000,000
CUT-OFF DATE LTV:            73.9%
MATURITY DATE LTV:           73.9%
DSCR:                        1.36x
POST IO DSCR:                NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated April 4, 2005.

(2)  The total square footage listed includes only the retail portfolio. The total portfolio also includes a 96-unit Phillips Club extended-stay luxury hotel.

                                      IV-4

THE LINCOLN SQUARE LOAN

          The Loan. The largest loan (the "Lincoln Square Loan") as evidenced by the Promissory Note (the "Lincoln Square Note") is secured by a first priority fee Consolidated, Amended and Restated Mortgage and Security Agreement (the
"Lincoln Square Mortgage") encumbering (a) a retail condominium containing
341,343 square feet of net rentable area and known as the Lincoln Square
Condominiums (the "Lincoln Square Condominium"), (b) a retail condominium containing 73,512 square feet of net rentable area and known as the Lincoln
Triangle Condominiums (the "Lincoln Triangle Condominium"), (c) a retail condominium containing 65,705 square feet of net rentable area and known as the
Lincoln West Condominiums (the "Lincoln West Condominium"), (d) a retail condominium containing 22,618 square feet of net rentable area and known as 155
West 66th Street (the "155 Realty West Property") and (e) a luxury extended-stay hotel containing 70,076 square feet and known as The Philips Club at Lincoln
Square ("The Philips Club" and, together with the Lincoln Square Condominium, the Lincoln Triangle Condominium, the Lincoln West Condominium, and the 155
Realty West Property, collectively the "Lincoln Square Retail Portfolio"). The
Lincoln Square Loan is also secured by pledges of indirect ownership interests
(the "Lincoln Square Pledged Interests") in 20% of the limited partnership interests (the "Reebok Equity Interests") in Reebok-Sports Club/NY, Ltd. (the
"Reebok Tenant"), a tenant in the Lincoln Square Condominium. In the event of a default under the Lincoln Square Loan, the Special Servicer under the Pooling and Servicing Agreement would not be able to take title to the Reebok Equity
Interests in the name of the Trust but would instead have to realize value on that portion of the collateral by selling those interests in order to ensure compliance with applicable REMIC rules. The Lincoln Square Loan was originated on April 4, 2005 by Morgan Stanley Mortgage Capital Inc.

          The Borrower. The borrowers are (a) Lincoln Square Commercial Holding
Co LLC, a Delaware limited liability company (the "Lincoln Square Condominium
Borrower"), (b) Lincoln Triangle Commercial Holding Co LLC, a Delaware limited liability company (the "Lincoln Triangle Borrower"), (c) Lincoln West Commercial
Holding Co LLC, a Delaware limited liability company (the "Lincoln West
Borrower"), (d) 155 Realty West Commercial Holding Co LLC, a Delaware limited liability company (the "155 Realty West Borrower"), (e) LMP Health Club Holding
Co LLC, a Delaware limited liability company (the "Sports Club I Borrower") and
(f) W.S. Triangle Holding Co LLC, a Delaware limited liability company (the
"Sports Club II Borrower" and, together with Lincoln Square Condominium
Borrower, Lincoln Triangle Borrower, Lincoln West Borrower, 155 Realty West
Borrower and Sports Club I Borrower, collectively the "Lincoln Square
Borrower"). Lincoln Triangle Borrower owns no material asset other than the
Lincoln Triangle Condominium and related interests. Lincoln West Borrower owns no material asset other than the Lincoln West Condominium, The Philips Club and related interests. Lincoln Square Borrower owns no material asset other than the
Lincoln Square Condominium and related interests. 155 Realty West Borrower owns no material asset other than the 155 Realty West Property and related interests.
Sports Club I Borrower owns no material asset other than a 99.9% general partner interest in the owner of the Reebok Equity Interests. Sports Club II Borrower
owns no material asset other than a 0.1% general partner interest in the owner of the Reebok Equity Interests.

          The Lincoln Square Borrower is controlled by Millennium Partners LLC, the sponsor of the Lincoln Square Loan. Millennium Partners LLC development portfolio includes approximately 1,860 residential units, 2,000 hotel rooms,
1,025,000 square feet of office space and 1,068,000 square feet of retail space in five U.S. cities.

          The Property. The Lincoln Square retail Portfolio is located in New
York City, New York, along Broadway, between 66th and 68th Streets on the Upper
West Side of Manhattan and was constructed between 1995 and 1996. The Lincoln
Square Condominium is an eight-story retail condominium unit with six tenants, the largest of which are Reebok Sports Club and a 12-screen Loews theatre. The
Lincoln Triangle Condominium is a five-level retail condominium unit with two tenants, Barnes & Noble and Banana Republic, which is expected to occupy its space in February 2006. The Lincoln West Condominium is a three-level retail condominium unit with two tenants, Tower Records and Pottery Barn. The 155
Realty West Property is a two-level retail condominium unit with two tenants, the largest of which is currently Balducci's, a gourmet grocer. The Philips Club is located on four floors in a 32-story mixed use building and contains 96 hotel units. The Lincoln Square Retail Portfolio in the aggregate is situated on approximately 3.61 acres.

                                      IV-5



-----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
                              AVERAGE BASE    % OF TOTAL   CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF    RENTAL REVENUES   TOTAL BASE RENTAL
YEAR              ROLLING        ROLLING       ROLLING       ROLLING        ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------

Vacant                0          $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
MTM                   0          $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2005                  0          $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2006                  0          $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2007                  0          $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2008                  0          $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2009                  0          $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2010                  0          $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2011                  5          $62.80          12%           12%            15%                 15%
-----------------------------------------------------------------------------------------------------------
2012                  0          $ 0.00           0%           12%             0%                 15%
-----------------------------------------------------------------------------------------------------------
2013                  0          $ 0.00           0%           12%             0%                 15%
-----------------------------------------------------------------------------------------------------------
2014                  3          $24.77          32%           44%            16%                 32%
-----------------------------------------------------------------------------------------------------------
2015 & Beyond        17          $58.89          56%          100%            68%                100%
-----------------------------------------------------------------------------------------------------------


          The following table presents certain information relating to the major tenants at the Lincoln Square Retail Portfolio:



------------------------------------------------------------------------------------------------------------------
                                                                           % OF TOTAL     ANNUALIZED
                        CREDIT RATING                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                           (FITCH/        TENANT   % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
TENANT NAME            MOODY'S/S&P)(1)     NRSF    NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
------------------------------------------------------------------------------------------------------------------

Reebok Sports Club         --/--/--      142,211    28%     $5,600,000         23%          $ 39.38     04/30/2015
------------------------------------------------------------------------------------------------------------------
Barnes & Noble             --/--/--       59,630    12%     $3,744,764         15%          $ 62.80     01/31/2011
------------------------------------------------------------------------------------------------------------------
Tower Records              --/--/--       45,375     9%     $2,733,844         11%          $ 60.25     09/30/2016
------------------------------------------------------------------------------------------------------------------
Banana Republic(2)      BBB-/Baa3/BBB-    13,882     3%     $1,999,980          8%          $144.07     07/31/2016
------------------------------------------------------------------------------------------------------------------
The Gap                 BBB-/Baa3/BBB-    14,696     3%     $1,935,463          8%          $131.70     01/31/2015
------------------------------------------------------------------------------------------------------------------
Loews Lincoln Center       --/--/--      114,574    23%     $1,859,536          8%          $ 16.23     11/30/2014
------------------------------------------------------------------------------------------------------------------
Gracious Homes             --/--/--       22,500     4%     $1,572,975          6%          $ 69.91     01/31/2019
------------------------------------------------------------------------------------------------------------------
Pottery Barn               --/--/--       20,330     4%     $1,570,899          6%          $ 77.27     01/31/2017
------------------------------------------------------------------------------------------------------------------
Reebok Concept Store       --/--/--       12,000     2%     $1,401,840          6%          $116.82     08/31/2014
------------------------------------------------------------------------------------------------------------------
Sony Pictures              A-/A1/A        35,362     7%     $  750,028          3%          $ 21.21     11/30/2014
------------------------------------------------------------------------------------------------------------------
Balducci's                 --/--/--       13,599     3%     $  720,067          3%          $ 52.95     06/14/2015
------------------------------------------------------------------------------------------------------------------
MP Accounting              --/--/--        9,019     2%     $  449,958          2%          $ 49.89     06/14/2015
------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Banana Republic takes occupancy on 02/01/2006 with a free rent period through 07/01/2006. Eddie Bauer currently occupies the space at $69.60 psf.
     Millennium Partners is providing an interest guarantee to compensate for the six months of free rent.

                                      IV-6

          Escrows and Reserves. Lincoln Square Borrower must deposit with lender any lease termination fees and other payments received from tenant in connection with the termination of a tenant's lease. These funds are to be utilized for payment of tenant improvements and leasing commissions in connection with releasing such space and for any rent deficiencies that arise as a result.

          Lockbox and Cash Management. A soft lockbox is in place with respect to the Lincoln Square Retail Loan. The loan documentation currently requires a third party processor to deposit the rents into the lockbox. From and after an event of default, the tenants will be directed to send rent payments directly to the lockbox. The lockbox will be in place until the Lincoln Square Loan has been paid in full.

          Property Management. The Lincoln Square Retail Portfolio is managed by
Millennium Partners LLC, Millennium Partners New York Property Management LLC,
Phillips Club Management Company, Inc., and Rose Associates Inc. an affiliate of the Lincoln Square Loan's sponsor, and the Philips Club Company Inc.

          Mezzanine Loan and Preferred Equity Interest. Not allowed.

          Additional Secured Indebtedness (not including trade debts). Not allowed.

          Partial Releases. From and after 2 years after the REMIC "start-up"
day (or at any time with respect to the Lincoln Square Pledged Interests), the
Lincoln Square Borrower may obtain partial releases from the lien of the Lincoln
Square Loan, provided, among other things, (a) the Lincoln Square Borrower defeases 125% of the allocated loan amount for the collateral to be released
(100% for the Phillips Club), (b) other than with respect to the release of the
Phillips Club, the debt service coverage ratio immediately following the release must be at least equal to the greater of the debt service coverage ratio immediately prior to release and 1.21x and (c) the Lincoln Square Borrower obtains Rating Agency Confirmation. The Lincoln Square Borrower will be required to partially defease the Lincoln Square Loan with respect to the Lincoln Square
Pledged Interests (i) in the event Reebok Tenant assigns its lease at the
Lincoln Square Condominium or (ii) upon the occurrence of certain bankruptcy or insolvency events relating to the Reebok Tenant.

          Certain additional information regarding the Lincoln Square Loan and the Lincoln Square Retail Portfolio is set forth on Appendix II hereto.

                                      IV-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      IV-8

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 1500 BROADWAY
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-9

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 1500 BROADWAY
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     IV-10

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 1500 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $287,000,000
CUT-OFF DATE BALANCE:             $287,000,000
SHADOW RATING (DBRS/FITCH/S&P):   NAP
FIRST PAYMENT DATE:               June 8, 2005
INTEREST RATE:                    5.964%
AMORTIZATION:                     Interest only
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    April 8, 2015
EXPECTED MATURITY BALANCE:        $287,000,000
SPONSOR:                          Tamares Real Estate Holdings, Inc.
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out through the earlier of March 15,
                                  2009 or until 2 years after the REMIC
                                  "start-up" day, with U.S. Treasury defeasance
                                  thereafter. Prepayable without penalty from
                                  and after January 8, 2015.
LOAN PER SF:                      $558.84
UP-FRONT RESERVES:                TI/LC:       $4,416,000
                                  RE Tax:      $1,148,265
                                  Insurance:   $118,443
ONGOING RESERVES:                 Cap Ex:      $8,634/month
                                  RE Tax:      $552,494/month
                                  Insurance:   $12,008/month
                                  TI/LC:       $86,340/month
LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:   Single Asset
PROPERTY TYPE:            Office
PROPERTY SUB-TYPE:        Urban
LOCATION:                 New York, NY
YEAR BUILT/RENOVATED:     1972/NAP
OCCUPANCY(1):             94.7%
SQUARE FOOTAGE:           513,563
THE COLLATERAL:           33-story Class A office building located in Times
                          Square, Manhattan.
OWNERSHIP INTEREST:       Fee
PROPERTY MANAGEMENT:      Cushman & Wakefield, Inc.
U/W NET OP. INCOME:       $22,593,218
U/W NET CASH FLOW:        $21,552,159
U/W OCCUPANCY:            94.7%
APPRAISED VALUE:          $381,000,000
CUT-OFF DATE LTV:         75.3%
MATURITY DATE LTV:        75.3%
DSCR:                     1.24x
POST IO DSCR:             NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated March 7, 2005.

                                     IV-11

THE 1500 BROADWAY LOAN

          The Loan. The second largest loan (the "1500 Broadway Loan") as evidenced by Consolidated, Amended and Restated Notes (collectively, the "1500
Broadway Note") is secured by (a) a first priority fee Consolidated, Amended and
Restated Mortgage and Security Agreement (the "1500 Broadway Mortgage")
encumbering the 513,563 square foot office building known as 1500 Broadway, located in New York City, New York (the "1500 Broadway Property"), and (b) a
Pledge and Security Agreement pledging 80% of the equity interests in 1500 Signs
Company, owner of certain signage rights to the exterior of the 1500 Broadway
Property (the "1500 Broadway Pledged Interests"). The 1500 Broadway Loan was
originated on March 15, 2005 by Morgan Stanley Mortgage Capital Inc., and
amended and restated on May 9, 2005.

          The Borrower. The borrowers are Zapco 1500 Investment, L.P., a
Delaware limited partnership (the "1500 Broadway Fee Borrower") and TSP Signs
Company LLC, a Delaware limited liability company (the "1500 Broadway Signs
Borrower" and, together with the 1500 Broadway Fee Borrower, collectively the
"1500 Broadway Borrower"). The 1500 Broadway Fee Borrower owns no material asset other than the 1500 Broadway Property, a 100% limited liability company interest in 1500 Signs Borrower, and related interests. The 1500 Broadway Signs Borrower owns no material asset other than the 1500 Broadway Pledged Interests, and related interests. Each 1500 Broadway Borrower is a wholly-owned, indirect subsidiary of Tamares Real Estate Holdings, Inc., the sponsor of the 1500
Broadway Loan.

          The Property. The 1500 Broadway Property is located in New York City,
New York at 1500 Broadway, in Times Square. The 1500 Broadway Property was
originally constructed in 1972. It consists of a 513,563 square foot, 33 story
Class A office tower that contains retail space in the lower floors. The major tenants of the 1500 Broadway Property include Times Square Studios, a wholly-owned subsidiary of The Walt Disney Company, and Daniel J. Edelman, Inc.,
the world's largest privately held public relations firm. The Good Morning
America television show is produced by Times Square Studios on the first four floors of the 1500 Broadway Property. The 1500 Broadway Property also includes highly visible signage with 2005 expected net income of $3,044,400. The 1500
Broadway Property is situated on approximately 0.59 acres.



-----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
                              AVERAGE BASE    % OF TOTAL   CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF    RENTAL REVENUES   TOTAL BASE RENTAL
YEAR              ROLLING        ROLLING       ROLLING       ROLLING        ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------

Vacant                4          $ 0.00           5%            5%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2005                  8          $32.79          16%           21%            11%                 11%
-----------------------------------------------------------------------------------------------------------
2006                  7          $38.84           3%           24%             2%                 13%
-----------------------------------------------------------------------------------------------------------
2007                  4          $41.52           5%           29%             4%                 17%
-----------------------------------------------------------------------------------------------------------
2008                  5          $34.10           6%           35%             4%                 22%
-----------------------------------------------------------------------------------------------------------
2009                 14          $40.44          22%           57%            19%                 40%
-----------------------------------------------------------------------------------------------------------
2010                  1          $39.42           1%           58%             1%                 41%
-----------------------------------------------------------------------------------------------------------
2011                  0          $ 0.00           0%           58%             0%                 41%
-----------------------------------------------------------------------------------------------------------
2012                  0          $ 0.00           0%           58%             0%                 41%
-----------------------------------------------------------------------------------------------------------
2013                 10          $58.34           8%           66%             9%                 50%
-----------------------------------------------------------------------------------------------------------
2014                  5          $43.57           4%           70%             4%                 54%
-----------------------------------------------------------------------------------------------------------
2015 & Beyond        12          $75.32          30%          100%            46%                 100%
-----------------------------------------------------------------------------------------------------------


                                      IV-12

          The following table presents certain information relating to the major tenants at the 1500 Broadway Property:



-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % OF TOTAL     ANNUALIZED
                                  CREDIT RATING                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                     (FITCH/        TENANT   % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT        LEASE
TENANT NAME                      MOODY'S/S&P)(1)     NRSF    NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Times Square Studios               BBB+/Baa1/A-     98,687    19%     $8,994,748         36%          $ 91.14       05/10/2019
-------------------------------------------------------------------------------------------------------------------------------
Daniel J. Edelman                    --/--/--      100,610    20%     $3,981,964         16%          $ 39.58       09/30/2009
-------------------------------------------------------------------------------------------------------------------------------
Nasdaq                               --/--/--       52,837    10%     $2,519,268         10%          $ 47.68       08/31/2024
-------------------------------------------------------------------------------------------------------------------------------
Essence Communications, Inc.         --/--/--       63,544    12%     $2,037,593          8%          $ 32.07       12/31/2005
-------------------------------------------------------------------------------------------------------------------------------
E. Piphany                           --/--/--       19,929     4%     $1,419,020          6%          $ 71.20       06/30/2013
-------------------------------------------------------------------------------------------------------------------------------
International Network Services       --/--/--       12,172     2%     $  549,499          2%          $ 45.14      04/30/2010 &
                                                                                                                  04/30/2013(2)
-------------------------------------------------------------------------------------------------------------------------------
E-Entertainment                    BBB/Baa3/BBB     12,508     2%     $  486,402          2%          $ 38.89       03/31/2008
-------------------------------------------------------------------------------------------------------------------------------
Harcourt Brace                       --/--/--       15,650     3%     $  439,500          2%          $ 28.08       07/31/2008
-------------------------------------------------------------------------------------------------------------------------------
Starbucks Coffee                     --/--/--        1,000     0%     $  430,000          2%          $430.00       06/09/2014
-------------------------------------------------------------------------------------------------------------------------------
Friedman & Wolf                      --/--/--        8,212     2%     $  385,964          2%          $ 47.00       02/28/2007
-------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  6,947 SF expires on 4/30/2013 and 5,225 SF expires on 4/30/2010.

          Escrows and Reserves. The 1500 Broadway Borrower is required to escrow
1/12 of annual real estate taxes and insurance premiums monthly. The 1500
Broadway Borrower escrowed $4,416,000 at closing to cover tenant improvement and leasing commission costs associated with the space currently occupied by Essence
Communications and certain dark space in the 1500 Broadway Property. The 1500
Broadway Borrower is required to escrow an additional $86,340 per month for tenant improvement and leasing commission costs until such time as Daniel J.
Edelman, Inc. has renewed its lease or 90% of the space currently occupied by such tenant is re-leased on market terms and conditions to one or more tenants that are not affiliates of 1500 Broadway Borrower, in each case for a term expiring no sooner than April 8, 2017.

          Lockbox and Cash Management. A hard lockbox is in place with respect to the 1500 Broadway Loan. The lockbox will be in place until the 1500 Broadway
Loan has been paid in full.

          Property Management. The 1500 Broadway Property is managed by Cushman
& Wakefield, Inc. The management agreement is subordinate to the 1500 Broadway
Loan.

          Mezzanine Loan and Preferred Equity Interest. The indirect parent company of the 1500 Broadway Borrower, Tamares 1500 Realty, L.L.C., has obtained mezzanine financing in the amount of $18,297,511. An intercreditor agreement is in effect between the lender and the mezzanine loan lender.

          The 1500 Broadway Fee Borrower may incur additional indebtedness so long as such indebtedness (i) is unsecured, (ii) in the aggregate does not exceed $1,500,000.

          Additional Secured Indebtedness (not including trade debts). Not allowed

          Release of Parcels. Not allowed.

          Certain additional information regarding the 1500 Broadway Loan and the 1500 Broadway Property is set forth on Appendix II hereto.

                                      IV-13

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     IV-14

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                  MORTGAGE LOAN NOS. 3 - 163 - U-HAUL PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     IV-15

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 3 - 163 - U-HAUL PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     IV-16

                  MORTGAGE LOAN NOS. 3 - 163 - U-HAUL PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):              $195,000,000
CUT-OFF DATE BALANCE(1):          $194,727,099
SHADOW RATING (DBRS/FITCH/S&P):   NAP
FIRST PAYMENT DATE:               August 1, 2005
INTEREST RATE:                    5.520%
AMORTIZATION:                     300 months
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    July 1, 2015
EXPECTED MATURITY BALANCE:        $149,054,742
SPONSOR:                          Amerco Real Estate Company
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out until 2 years after the REMIC
                                  "start-up" day, with U.S. Treasury defeasance
                                  thereafter. Prepayable without penalty from
                                  and after January 1, 2015.
LOAN PER SF(1):                   $70.15
UP-FRONT RESERVES(2):             RE Tax:                 $1,020,331
                                  Insurance:              $63,714
                                  Deferred Maintenance:   $3,113,626
                                  Environmental:          $2,886,384
ONGOING RESERVES(2):              RE Tax(3):              $340,110/month
                                  Replacement:            $42,963/month
LOCKBOX:                          Soft, springing hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Portfolio of 161 assets
PROPERTY TYPE:                    Self Storage
PROPERTY SUB-TYPE:                Self Storage
LOCATION:                         Various - 41 states
YEAR BUILT/RENOVATED:             Various
OCCUPANCY(4):                     82.6%
SQUARE FOOTAGE:                   3,416,349
THE COLLATERAL:                   161 self-storage U-Haul properties located in
                                  41 states.
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              U-Haul International
U/W NET OP. INCOME:               $25,500,234
U/W NET CASH FLOW:                $25,156,527
U/W OCCUPANCY:                    82.6%
APPRAISED VALUE:                  $323,929,000
CUT-OFF DATE LTV(1):              74.0%
MATURITY DATE LTV(1):             56.6%
DSCR(1):                          1.42x
POST IO DSCR(1):                  NAP
--------------------------------------------------------------------------------

(1)  The subject $195,000,000 loan represents an 81.25% pari passu interest in the $240,000,000 first mortgage whole loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $240,000,000 financing and on a combined-property basis.

(2)  Up-front and Ongoing Reserves apply to the whole loan.

(3)  $340,110 is the monthly real estate tax collection that is scheduled for the initial three months of the loan term, until a total of six months collections are on deposit. This six month escrow will be held for the loan term.

(4)  Based on economic occupancy. Physical occupancy as of March 31, 2005 was
     82.2%.

                                     IV-17

THE U-HAUL PORTFOLIO LOAN

          The Loan. The third largest loan (the "U-Haul Portfolio Loan") as evidenced by a series of cross-defaulted and cross-collateralized Promissory
Notes (collectively, the "U-Haul Portfolio Note") is secured by first priority fee mortgages and deeds of trust (collectively, the "U-Haul Portfolio
Mortgages") encumbering 161 self-storage U-Haul facilities containing an aggregate of 3,416,349 square feet located in 41 states (collectively, the
"U-Haul Portfolio Properties"). Each U-Haul Portfolio Property is encumbered by a fee U-Haul Portfolio Mortgage. The U-Haul Portfolio Loan was originated on
June 8, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

          The Borrower. The borrowers consist of twelve Delaware limited liability companies (collectively, the "U-Haul Portfolio Borrowers") that own no material asset other than their respective fee or leasehold interests in the
U-Haul Portfolio Properties and related personal property and interests. The
U-Haul Portfolio Borrowers are subsidiaries of AMERCO, the sponsor of the U-Haul
Portfolio Loan. AMERCO is a public company listed (NASDAQ: UHAL). AMERCO is approximately 54% owned by members of the Shoen family, descendents of founder
L.S. Shoen.

          The Property. The U-Haul Portfolio Properties consist of 161 individual self-storage facilities located in 41 states. The U-Haul Portfolio
Properties were constructed in varying years. The U-Haul Portfolio Properties contain an aggregate of 3,416,349 square feet with approximately 43,598 separate storage units.

          Escrows and Reserves. The U-Haul Portfolio Borrowers deposited amounts equal to three months collections of real estate taxes into the real estate tax escrow at closing. Monthly real estate tax collections are scheduled for the initial three months of the loan term, until six months total of collections are on deposit. This six month escrow will be held for the loan term. The U-Haul
Portfolio Borrowers deposited three months of insurance collections into the insurance escrow at closing. This three month escrow will be held for the loan term and no further collections will be taken, except upon a trigger event. The
U-Haul Portfolio Borrowers are required to escrow $42,963 monthly for replacement reserves so long as the balance of the replacement reserve account is less than $515,558 or upon the occurrence and during the continuation of a trigger event. A "trigger event" shall occur upon the occurrence of an event of default under the U-Haul Portfolio Loan or if the aggregate DSCR falls below
1.15x for a trailing 12 month period. The U-Haul Portfolio Borrowers shall also be required to escrow funds monthly sufficient to pay monthly operating expenses, capital expenditures and the principal and interest payments owing under the mezzanine loan, if any.

          Lockbox and Cash Management. A soft lockbox is in place with respect to the U-Haul Portfolio Loan. A hard lockbox will be established upon the occurrence and during the continuation of a lockbox trigger event. The lockbox will be in place until the U-Haul Portfolio Loan has been paid in full.

          Property Management. Each U-Haul Portfolio Property is managed by the individual U-Haul Portfolio Borrowers and U-Haul International under an operating lease. U-Haul International has a network of over 14,000 locations in
49 states and 10 Canadian provinces.

          Mezzanine Loan and Preferred Equity Interest. A direct or indirect parent entity of the U-Haul Portfolio Borrowers may obtain mezzanine financing in the amount of $20,000,000. This amount may be increased up to $50,000,000, provided certain DSCR and LTV ratios are met. Any such mezzanine loan shall require the consent of the U-Haul Portfolio Loan lender, which consent may be conditioned upon the execution of an intercreditor agreement.

          Additional Secured Indebtedness (not including trade debts). The
U-Haul Portfolio secures, on a pari passu basis, an original balance of
$45,000,000 of mortgage debt.

          Release of Parcels. Not allowed.

          Certain additional information regarding the U-Haul Portfolio Loan and the U-Haul Portfolio Property is set forth on Appendix II hereto.

                                     IV-18

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 164 - LANDMARK @ ONE MARKET
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     IV-19

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 164 - LANDMARK @ ONE MARKET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     IV-20

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 164 - LANDMARK @ ONE MARKET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $133,000,000
CUT-OFF DATE BALANCE:              $133,000,000
SHADOW RATING (DBRS/FITCH//S&P):   NAP
FIRST PAYMENT DATE:                August 5, 2005
INTEREST RATE:                     5.605%
AMORTIZATION:                      Interest Only
ARD:                               July 5, 2015
HYPERAMORTIZATION:                 After the ARD, the loan interest rate steps
                                   up to the greater of the initial interest
                                   rate plus 5% or the then applicable treasury
                                   rate plus 5%; additional payments to
                                   principal of excess cash flow will be
                                   required until the loan is paid in full.
MATURITY DATE:                     July 5, 2035
EXPECTED MATURITY BALANCE:         $133,000,000
SPONSOR:                           American Assets, Inc.
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Locked out through the earlier of June 13,
                                   2009 or two years after the REMIC start-up
                                   date, with defeasance thereafter. Prepayable
                                   without penalty from and after April 5, 2015.
LOAN PER SF:                       $304.19
UP-FRONT RESERVES:                 None
ONGOING RESERVES:                  RE Tax:      Springing
                                   Insurance:   Springing
                                   TI/LC:       Springing
LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset
PROPERTY TYPE:                     Office
PROPERTY SUB-TYPE:                 Urban
LOCATION:                          San Francisco, CA
YEAR BUILT/RENOVATED:              1917/2000
OCCUPANCY(1):                      99.8%
SQUARE FOOTAGE:                    437,228
THE COLLATERAL:                    Office building and five floors in an
                                   adjacent, physically connected building
OWNERSHIP INTEREST:                Fee/ Leasehold
PROPERTY MANAGEMENT:               American Assets, Inc.
U/W NET OP. INCOME:                $11,106,328
U/W NET CASH FLOW:                 $10,078,942
U/W OCCUPANCY:                     95.3%
APPRAISED VALUE:                   $190,000,000
CUT-OFF DATE LTV:                  70.0%
MATURITY DATE LTV:                 70.0%
DSCR:                              1.33x
POST IO DSCR:                      NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated May 6, 2005.

                                     IV-21

THE LANDMARK @ ONE MARKET LOAN

          The Loan. The fourth largest loan (the "Landmark @ One Market Loan")
as evidenced by those Promissory Notes (collectively, the "Landmark @ One Market
Note") is secured by a first priority Fee and Leasehold Deed of Trust and
Security Agreement (the "Landmark @ One Market Mortgage") encumbering the
393,008 square foot office building located in San Francisco, California known as the Landmark (the "Landmark") and a leasehold interest in floors 2 through 6, totaling 44,220 square feet, of the annex to the Landmark (the "Annex" and, together with the Landmark, the "Landmark @ One Market Property"), commonly known as One Market. The Landmark @ One Market Loan was originated on June 13,
2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

          The Borrower. The borrowers are Landmark Venture Holdings, LLC
("Landmark Venture") and Landmark FireHill Holdings, LLC ("Landmark FireHill"
and, together with Landmark Venture, the "Landmark @ One Market Borrower"), both of which are Delaware limited liability companies that are tenants in common, each owning an undivided interest in the Landmark @ One Market Property, and both of which own no material asset other than the Landmark @ One Market
Property and related interests. The indebtedness is evidenced by two separate cross-collateralized and cross-defaulted notes, one in the amount of $87,979,500 signed by Landmark Venture Holdings, LLC, and another in the amount of
$45,020,500 signed by Landmark FireHill Holdings, LLC. Upon consummation of a reverse exchange, pursuant to Section 1031 of the tax code, Landmark Venture will be controlled by GE Pension Trust, while Landmark FireHill is controlled by
American Assets, Inc. ("AAI") (51.0%), the sponsor of the Landmark @ One Market
Loan, and the Ernest Rady Trust (49.0%). AAI is a private company headquartered in San Diego, CA that acts as a parent for businesses operating in real estate, banking, insurance, and investment management. AAI also acts as an internal service company, providing managerial expertise in commercial real estate transactions. GE Pension Trust is under the control of GE Asset Management, the private asset management branch of General Electric Company and a wholly owned subsidiary of General Electric Company.

          The Property. The Landmark @ One Market Property is located in San
Francisco, California at One Market Street, in the Financial District. The
Landmark was originally constructed in 1917 and was renovated in 2000. The
Landmark is an eleven-story office building with ground floor retail. The Annex was constructed in 1976 and was designed to function in conjunction with the
Landmark. The Landmark and the Annex comprise 393,008 and 44,220 net square feet, respectively, totaling 437,228 net square feet. The Landmark is situated on approximately 1.040 acres and provides no parking, while the lease for the
Annex provides 39 parking spaces. The two largest tenants in the Landmark are
Salesforce.com and the Del Monte Company, occupying 132,973 and 104,729 square feet respectively. The largest tenant in the Annex is Microsoft, occupying 8,972 square feet.



-----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
                              AVERAGE BASE    % OF TOTAL   CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF    RENTAL REVENUES   TOTAL BASE RENTAL
YEAR              ROLLING        ROLLING       ROLLING       ROLLING        ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------

Vacant               1           $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2005                 0           $ 0.00           0%            0%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2006                 3           $35.26          11%           11%            10%                 10%
-----------------------------------------------------------------------------------------------------------
2007                 2           $41.91          10%           22%            11%                 20%
-----------------------------------------------------------------------------------------------------------
2008                 0           $ 0.00           0%           22%             0%                 20%
-----------------------------------------------------------------------------------------------------------
2009                 0           $ 0.00           0%           22%             0%                 20%
-----------------------------------------------------------------------------------------------------------
2010                 7           $43.12          26%           48%            27%                 48%
-----------------------------------------------------------------------------------------------------------
2011                 8           $44.17          18%           66%            19%                 67%
-----------------------------------------------------------------------------------------------------------
2012                 0           $ 0.00           0%           66%             0%                 67%
-----------------------------------------------------------------------------------------------------------
2013                 5           $43.88          28%           93%            30%                 96%
-----------------------------------------------------------------------------------------------------------
2014                 0           $ 0.00           0%           93%             0%                 96%
-----------------------------------------------------------------------------------------------------------
2015 & Beyond        3           $21.58           7%          100%             4%                100%
-----------------------------------------------------------------------------------------------------------


                                     IV-22

          The following table presents certain information relating to the major tenants at the Landmark @ One Market Property:



-------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL     ANNUALIZED
                                   CREDIT RATING                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                      (FITCH/        TENANT   % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT        LEASE
TENANT NAME                       MOODY'S/S&P)(1)     NRSF    NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)    EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Salesforce.com(2)                    --/--/--       132,973    30%     $6,155,141         34%          $46.29      11/26/2010 -
                                                                                                                   06/30/2013
-------------------------------------------------------------------------------------------------------------------------------
Del Monte                           BB-/Ba3/BB-     104,729    24%     $4,633,540         26%          $44.24      12/18/2010
-------------------------------------------------------------------------------------------------------------------------------
Autodesk                             --/--/--        46,169    11%     $1,666,022          9%          $36.09      09/30/2006
-------------------------------------------------------------------------------------------------------------------------------
Microsoft                            --/--/--        45,795    10%     $1,919,317         11%          $41.91      12/31/2007
-------------------------------------------------------------------------------------------------------------------------------
Simpson, Gumpertz & Heger, Inc.      --/--/--        27,226     6%     $  806,777          5%          $29.63      10/31/2013
-------------------------------------------------------------------------------------------------------------------------------
Haas Fund                            --/--/--        24,699     6%     $1,153,272          6%          $46.69      01/05/2011
-------------------------------------------------------------------------------------------------------------------------------
Equity Office Properties          BBB/Baa3/BBB+      22,096     5%     $  197,632          1%          $ 8.94      07/14/2025
-------------------------------------------------------------------------------------------------------------------------------
Harb, Levy & Weiland(3)              --/--/--        21,326     5%     $  780,788          4%          $36.61      03/31/2006 &
                                                                                                                   12/31/2013
-------------------------------------------------------------------------------------------------------------------------------
Bank of America                     AA-/Aa2/AA-       6,211     1%     $  431,715          2%          $69.51      02/28/2019
-------------------------------------------------------------------------------------------------------------------------------
Office Max                          --/Baa2/BB        3,504     1%     $  150,764          1%          $43.03      08/30/2011
-------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Saleforce.com's lease expiration dates vary between 11/26/2010 and
     6/30/2013. The information provided is a compilation or an average of all
     Saleforce.com's leases in the subject property.

(3)  2,200 SF expires on 03/31/2006 and 19,126 SF expires on 12/31/2013.

          Escrows and Reserves. Upon (i) the occurrence and continuance of an event of default, (ii) failure of the Landmark @ One Market Borrower to pay all taxes and insurance premiums by no later than ten business days prior to the delinquency thereof, or (iii) failure of the Landmark @ One Market Borrower to provide the lender paid receipts for the payment of the taxes and insurance premiums by no later than one business day prior to delinquency, the Landmark @
One Market Borrower will be required to escrow 1/12 of annual real estate taxes and insurance premiums monthly.

          Upon the occurrence and continuance of a Cash Management Period (as defined in the Cash Management Agreement), the Landmark @ One Market Borrower is
required to deposit $1,277,000 (the "Leasing Reserve Cap") into a TI/LC reserve
("Leasing Reserve"). In the event that any of the Leasing Reserve funds are disbursed such that the total amount on deposit is less than the Leasing Reserve
Cap, the Landmark @ One Market Borrower shall deposit or cause to be deposited
$79,065 into the Leasing Reserve monthly thereafter until funds on deposit therein equal the Leasing Reserve Cap.

          Lockbox and Cash Management. A hard lockbox is in place with respect to the Landmark @ One Market Loan. A Cash Management Period will be established if any of the following trigger conditions occur: (a) an event of default (a
"Default Trigger"); (b) the DSCR falls below 1.10x (a "DSCR Trigger"); or (c)
the Landmark @ One Market Loan is not repaid by July 5, 2015. The Cash
Management Period will be in place until (i) with respect to a Default Trigger, the cure of such event of default, and (ii) with respect to a DSCR Trigger, an increase in the net operating income so that the DSCR is, for three consecutive calendar months, above 1.10x on an aggregate basis for the preceding twelve consecutive months without giving effect to any capital contributions which may have been made to the Landmark @ One Market Borrower.

          Property Management. The Landmark @ One Market Property is managed by
American Assets, Inc., which is the Landmark @ One Market Loan's sponsor. The management agreement is subordinate to the Landmark @ One Market Loan.

          Mezzanine Loan and Preferred Equity Interest. Not allowed.

          Additional Secured Indebtedness (not including trade debts). Not allowed.

          Release of Parcels. Not allowed.

          Certain additional information regarding the Landmark @ One Market
Loan and the Landmark @ One Market Property is set forth on Appendix II hereto.

                                      IV-23

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      IV-24

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                    MORTGAGE LOAN NO. 165 - CORONADO CENTER
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-25

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 165 - CORONADO CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-26

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 165 - CORONADO CENTER
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     IV-27

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 165 - CORONADO CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):              $130,000,000
CUT-OFF DATE BALANCE:             $129,709,589
SHADOW RATING (DBRS/FITCH/S&P):   BBB(low)/BBB-/AA+
FIRST PAYMENT DATE:               July 6, 2005
INTEREST RATE:                    5.001435%
AMORTIZATION:                     360 months
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    June 6, 2010
EXPECTED MATURITY BALANCE:        $120,207,194
SPONSOR:                          General Growth Properties, Inc.
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out until the earlier of May 11, 2008,
                                  or 2 years after the REMIC "start-up" day,
                                  with U.S. Treasury defeasance thereafter.
                                  Prepayable without penalty from and after
                                  December 6, 2009.
LOAN PER SF(1):                   $246.29
UP-FRONT RESERVES:                None
ONGOING RESERVES:                 Cap Ex:         Springing
                                  TI/LC:          Springing
                                  RE Tax:         Springing
                                  Insurance:      Springing
                                  Ground Rents:   Springing
LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:   Single Asset
PROPERTY TYPE:            Retail
PROPERTY SUB-TYPE:        Anchored
LOCATION:                 Albuquerque, New Mexico
YEAR BUILT/RENOVATED:     1964, 1974, 1995, 2001/1975, 1984, 1992, 1995
OCCUPANCY(2):             90.9%
SQUARE FOOTAGE:           526,651
THE COLLATERAL:           One-and part two-story enclosed super regional mall
OWNERSHIP INTEREST:       Fee/Leasehold
PROPERTY MANAGEMENT:      Coronado Center, LLC
U/W NET OP. INCOME:       $14,351,676
U/W NET CASH FLOW:        $13,853,535
U/W OCCUPANCY:            90.9%
APPRAISED VALUE:          $260,000,000
CUT-OFF DATE LTV(1):      49.9%
MATURITY DATE LTV(1):     46.2%
DSCR(1):                  1.66x
POST IO DSCR(1):          NAP
--------------------------------------------------------------------------------

(1)  The subject $130,000,000 loan represents the entire senior portion of a
     $179,000,000 whole mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the senior $179,000,000 financing, only. The DSCR of the whole loan including the B note is 1.19x.

(2)  Occupancy is based on the rent roll dated March 17, 2005.

                                      IV-28

THE CORONADO CENTER LOAN

          The Loan. The fifth largest loan (the "Coronado Center Loan") as evidenced by the Promissory Note (the "Coronado Center Note") is secured by a first priority Fee and Leasehold Mortgage, Security Agreement and Fixture Filing
(the "Coronado Center Mortgage") encumbering 526,651 square feet of a 1,152,708 square-foot regional mall known as Coronado Center (the "Coronado Center Mall"), located in Albuquerque, New Mexico (the "Coronado Center Property"). While the
Coronado Center Mall, the overall mall complex, is situated on approximately
81.991 acres, the Coronado Center Property is situated on parcels totaling approximately 39.907 acres, of which approximately 28.479 acres are owned in fee. The leasehold interest in the remaining 11.428 acres is evidenced by three ground leases: (1) a ground lease from PSB for 8.163 acres dated October 10,
1973 for a term of ninety years, including extensions, (2) a ground lease from
Sears for 3.265 acres dated February 6, 1975 for a term of 90 years, and (3) an unrecorded ground lease for 9,065 square feet of a penthouse area commencing
February 6, 1975 for a term of ninety years. The Coronado Center Loan was originated on May 11, 2005 by or on behalf of Morgan Stanley Mortgage Capital
Inc.

          The Borrower. The borrower is Coronado Center L.L.C., a Delaware limited liability company (the "Coronado Center Borrower") that owns no material asset other than the Coronado Center Property and related interests. The
Coronado Center Borrower is a wholly-owned indirect subsidiary of General Growth
Properties, Inc. ("GGP"), the sponsor of the Coronado Center Loan. GGP is a
Chicago-based retail real estate investment trust ("REIT") engaged in ownership, operation, management, leasing, acquisition, development, expansion and financing of US regional mall shopping centers. GGP was formed over 50 years ago and completed its IPO in April 1993. In August 2004, GGP became the largest shopping center REIT and the second largest REIT in the country.

          The Property. The Coronado Center Property is located in the business district of Albuquerque, New Mexico, on the southwest quadrant of Louisiana
Boulevard and Menaul Boulevard, north of Interstate 40 and east of Interstate
25. The Coronado Center Property was originally constructed in 1964, 1974, 1995, and 2001 and was renovated in 1975, 1984, 1992, and 1995. It consists of 526,651 square feet of property within a 1,152,708 square foot one- and part two-story enclosed super-regional mall. The Coronado Center Mall is situated on approximately 81.991 acres, of which approximately 39.907 acres comprise the
Coronado Center Property. The Coronado Center Mall includes 5,489 parking spaces, approximately 65% of which are owned by anchor stores, leaving approximately 1,600 as part of the Coronado Center Property. The Coronado Center
Property is anchored by JCPenney, Macy's, Foley's, Sears, and Mervyn's. With the
exception of Mervyn's, the Coronado Center Borrower does not own the fee interest to these stores, which are not collateral for the Coronado Center Loan.
Federated Department Stores, Inc. has recently announced that in connection with its pending merger with The May Department Store Company, it intends to divest itself of certain of its stores including the Macy's located in the Coronado
Center Property. Federated has not indicated whether such divestiture would consist of a sale of the store or a closing of the store. As described above, the Coronado Center Borrower does not own the fee interest in that store but that store is an anchor store in the Coronado Center Property and there can be no assurance that the sale or closing of the store will not have an adverse affect on the Coronado Center Property or the Coronado Center Loan. In 2004,
JCPenney, Macy's, Foley's, and Sears had sales per square foot of $252, $125,
$253, and $345, respectively. The Mervyn's store had sales per square foot of
$126 in 2004, with 1.2% in occupancy costs.

                                     IV-29



-----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
                              AVERAGE BASE   % OF TOTAL    CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET    % OF SF     RENTAL REVENUES   TOTAL BASE RENTAL
YEAR              ROLLING       ROLLING        ROLLING      ROLLING         ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------

Vacant               20          $ 0.00           9%            9%             0%                  0%
-----------------------------------------------------------------------------------------------------------
MTM                  11          $28.02           6%           15%             8%                  8%
-----------------------------------------------------------------------------------------------------------
2005                  8          $18.66           4%           19%             3%                 11%
-----------------------------------------------------------------------------------------------------------
2006                 18          $ 8.34          32%           51%            13%                 24%
-----------------------------------------------------------------------------------------------------------
2007                 17          $40.01           5%           56%             9%                 33%
-----------------------------------------------------------------------------------------------------------
2008                 12          $27.82           9%           64%            11%                 45%
-----------------------------------------------------------------------------------------------------------
2009                  8          $31.39           5%           69%             7%                 52%
-----------------------------------------------------------------------------------------------------------
2010                  7          $57.95           2%           71%             5%                 57%
-----------------------------------------------------------------------------------------------------------
2011                  6          $21.67          10%           81%            10%                 67%
-----------------------------------------------------------------------------------------------------------
2012                 16          $39.76           8%           88%            14%                 81%
-----------------------------------------------------------------------------------------------------------
2013                  7          $33.08           4%           92%             6%                 87%
-----------------------------------------------------------------------------------------------------------
2014                  9          $38.09           4%           96%             7%                 94%
-----------------------------------------------------------------------------------------------------------
2015 & Beyond         7          $29.80           4%          100%             6%                100%
-----------------------------------------------------------------------------------------------------------


          The following table presents certain information relating to the major tenants at the Coronado Center Property:



------------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL     ANNUALIZED
                             CREDIT RATING                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                (FITCH/                     % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT         LEASE
TENANT NAME                 MOODY'S/S&P)(1)   TENANT NRSF   NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Gap, Inc.(2)                 BBB-/Baa3/BBB-      23,467       4%      $610,142          6%            $26.00     09/30/2008(3)
------------------------------------------------------------------------------------------------------------------------------
Barnes & Noble                  --/--/--         30,000       6%      $566,400          5%            $18.88        01/31/2011
------------------------------------------------------------------------------------------------------------------------------
Lerner New York                 --/--/--          9,812       2%      $225,676          2%            $23.00        01/31/2015
------------------------------------------------------------------------------------------------------------------------------
Express                        --/Baa2/BBB       11,193       2%      $223,860          2%            $20.00        01/31/2008
------------------------------------------------------------------------------------------------------------------------------
Foot Locker                     --/--/--          7,500       1%      $217,500          2%            $29.00        01/31/2009
------------------------------------------------------------------------------------------------------------------------------
Zales Jewelers                  --/--/--          3,364       1%      $198,981          2%            $59.15        02/10/2010
------------------------------------------------------------------------------------------------------------------------------
Mervyn's                        --/--/--        118,272      22%      $177,408          2%            $ 1.50        01/01/2006
------------------------------------------------------------------------------------------------------------------------------
Anchor Blue                     --/--/--          7,670       1%      $176,410          2%            $23.00        01/31/2011
------------------------------------------------------------------------------------------------------------------------------
American Eagle Outfitters       --/--/--          5,560       1%      $166,800          2%            $30.00        01/31/2012
------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Gap, Inc. includes Gap, Gap Kids and Banana Republic.

(3)  23,467 total square feet includes 7,142 square feet occupied by Banana
     Republic on a month-to-month basis

          Escrows and Reserves. Upon the occurrence and during the continuance of a Trigger Event (see below), the Coronado Center Borrower is required to escrow, each month, 1/12 of estimated annual (i) taxes, (ii) insurance premiums, and (iii) rents under the ground leases. However, the requirement that the
Coronado Center Borrower deposit insurance premiums shall be waived upon delivery to the Lender by the Coronado Center Borrower of evidence (a) that the required insurance policies are maintained pursuant to blanket insurance policies covering the Coronado Center Property, which policies must satisfy certain conditions in the Loan Agreement, and (b) that the insurance premiums have been prepaid for not less than one year in advance, or for the period of coverage under the policies as to which certificates are delivered at closing, if less than one year.

          Upon the occurrence and during the continuance of a Trigger Event, the
Coronado Center Borrower is required to (a) deposit $10,742.73 monthly into a reserve for repairs and replacements required to be made to the Coronado Center
Property during the calendar year; provided, up to a cap of $128,912.75 on deposit at any time; and (b) deposit $42,970.92 monthly into a TI/LC reserve, up to a cap of $515,651.00 on deposit at any time. A "Trigger Event" means the occurrence of either (a) an

                                     IV-30

event of default, or (b) a DSCR Event. The Trigger Event shall terminate (i) in the case of a Trigger Event due to a DSCR Event, when the DSCR is equal to or in excess of 1.15x for the twelve consecutive month period then ending, and (ii) in the case of a Trigger Event due to the occurrence of an event of default, if such event of default is thereafter cured or waived. A "DSCR Event" means any period of time during which the DSCR for the twelve consecutive month period ending on the last day of the month immediately preceding such date falls below
1.15x.

          Lockbox and Cash Management. A hard lockbox is in place with respect to the Coronado Center Loan. The lockbox will be in place until the Coronado
Center Loan has been paid in full.

          Property Management. The Coronado Center Property is managed by the
Coronado Center Borrower, and there is no separate property management agreement.

          Mezzanine Loan and Preferred Equity Interest. Provided no event of default is continuing, the holder of direct or indirect interests in the
Coronado Center Borrower may incur a mezzanine loan provided certain conditions are satisfied, including an intercreditor agreement acceptable to the rating agencies and reasonably acceptable to Lender.

          The Coronado Center Borrower may obtain financing for capital expenditures having a cost in the aggregate (taking into account all capital expenditures which are ongoing or which have not been paid for in full) not in excess of $8,950,000; provided however, the Coronado Center Borrower may incur capital expenditures having a cost in the aggregate in excess of $8,950,000, provided that in no event shall the sum of unpaid capital expenditures outstanding at any one time when aggregated with outstanding trade debt exceed
$13,425,000.

          Additional Secured Indebtedness (not including trade debts). The
Coronado Center currently has a B-note of $49,000,000 secured by the property.

          Release of Parcels. The Coronado Center Borrower may obtain a release of a vacant, non-income producing, and unimproved parcel or outlot proposed to be transferred to a person other than a person owned directly or indirectly by the Coronado Center Borrower in connection with the expansion or other development of the Coronado Center Property, provided the Coronado Center
Borrower satisfies certain conditions. No prepayment of the Coronado Center Loan is due in connection with such release.

          Certain additional information regarding the Coronado Center Loan and the Coronado Center Property is set forth on Appendix II hereto.

                                     IV-31

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     IV-32

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 166 - 169 - MELROSE PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

MELROSE GAINSVILLE, Gainsville, FL          MELROSE MINNEAPOLIS, Minneapolis, MN

MELROSE COLLEGE STATION, College            MELROSE JACKSONVILLE, Jacksonville,
Station, TX                                 FL

MELROSE JACKSONVILLE, Jacksonville, FL      MELROSE COLLEGE STATION, College
                                            Station, TX

                                     IV-33

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 166 - 169 - MELROSE PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     IV-34

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 166 - 169 - MELROSE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $82,750,000
CUT-OFF DATE BALANCE:             $82,750,000
SHADOW RATING (DBRS/FITCH/S&P):   NAP
FIRST PAYMENT DATE:               July 8, 2005
INTEREST RATE:                    4.850%
AMORTIZATION:                     Interest only
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    June 8, 2010
EXPECTED MATURITY BALANCE:        $82,750,000
SPONSORS:                         United Campus Housing, Blue Vista Capital
                                  Partners and Pennsylvania State Employees'
                                  Retirement System
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out through the earlier of May 26, 2010
                                  or 2 years after the REMIC "start-up" day,
                                  with U.S. Treasury defeasance or the greater
                                  of yield maintenance and 1% thereafter. Also
                                  prepayable with the greater of yield
                                  maintenance and 1% from and after July 8, 2007
                                  through August 8, 2007. Prepayable without
                                  penalty from and after December 8, 2009.
LOAN PER UNIT:                    $63,751.93
UP-FRONT RESERVES:                None
ONGOING RESERVES:                 Cap Ex:          Springing
                                  RE Tax:          Springing
                                  Insurance:       Springing
LOCKBOX:                          Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Portfolio of 4 assets
PROPERTY TYPE:                    Multifamily
PROPERTY SUB-TYPE:                Student Housing
LOCATION:                         Minneapolis, MN; Jacksonville, FL; College
                                  Station, TX; and Gainesville, FL
YEAR BUILT/RENOVATED:             Melrose Minneapolis: 2001-2003/NAP
                                  Melrose Jacksonville: 1996-1997/NAP
                                  Melrose College Station: 1998/NAP
                                  Melrose Gainesville: 1994-1996/NAP
OCCUPANCY(1):                     82.9%
UNITS:                            1,298
THE COLLATERAL:                   Four multifamily, student housing communities
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              UCH Melrose Management, LLC
U/W NET OP. INCOME:               $7,079,029
U/W NET CASH FLOW:                $6,559,829
U/W OCCUPANCY:                    82.9%
APPRAISED VALUE:                  $125,100,000
CUT-OFF DATE LTV:                 66.1%
MATURITY DATE LTV:                66.1%
DSCR:                             1.61x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on rent rolls dated March 31, 2005.

                                     IV-35

THE MELROSE PORTFOLIO LOAN

          The Loan. The sixth largest loan (the "Melrose Portfolio Loan") as evidenced by the Promissory Note (the "Melrose Portfolio Note") is secured by first priority fee Deed of Trust, Assignments of Leases and Rents, and Security
Agreements (the "Melrose Portfolio Mortgages") encumbering four student housing communities, with a total of 1,298 units, known as Melrose Minneapolis, located in Minneapolis, Minnesota; Melrose Jacksonville, located in Jacksonville,
Florida; Melrose College Station, located in College Station, Texas; and Melrose
Gainesville, located in Gainesville, Florida (the "Melrose Portfolio
Properties"). The Melrose Portfolio Loan was originated on May 26, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

          The Borrowers. The borrowers are Commonwealth Minneapolis CH, LLC, a
Delaware limited liability company, Commonwealth Jacksonville CH, LLC, a
Delaware limited liability company, Commonwealth Austin CH, LP, a Texas limited partnership, and Commonwealth Gainesville CH, LLC, a Delaware limited liability company (the "Melrose Portfolio Borrowers") each of which owns no material asset other than its respective Melrose Portfolio Property and related interests. The
Melrose Portfolio Borrowers are each subsidiaries of a joint venture between the
Pennsylvania State Employees' Retirement System ("PSERS"), United Campus Housing
("UCH"), and Blue Vista Sponsor Equity Fund, the sponsors of the Melrose
Portfolio Loan. PSERS was established in 1923, and is one of the nation's oldest and largest statewide retirement plans for public employees. As of December 31,
2004, PSERS reported a total investment fund of $26.6 billion, $2.2 billion of which is invested in real estate. UCH, headquartered in Austin, Texas, is a leading owner, operator and manager of student housing communities. Blue Vista
Capital Partners is an investment banking and investment management firm focused on real estate and headquartered in Chicago.

          The Property. The Melrose Portfolio Properties are located in
Minneapolis, Minnesota, at 2508 Delaware Street Southeast; Jacksonville,
Florida, at 3601 Kernan Blvd. South; College Station, Texas, at 601 Luther
Street West; and Gainesville, Florida, at 1000 Southwest 62nd Blvd. The
Properties primarily serve the following universities: University of Minnesota in Minneapolis, University of North Florida in Jacksonville, Texas A&M in
College Station and the University of Florida in Gainesville. Melrose
Minneapolis was originally constructed in 2001-2003 and consists of a 278-unit student housing community. Melrose Jacksonville was originally constructed in
1996-1997 and consists of a 360-unit student housing community. Melrose College
Station was originally constructed in 1998 and consists of a 348-unit student housing community. Melrose Gainesville was originally constructed in 1994-1996 and consists of a 312-unit student housing community. Three of the Melrose
Portfolio Properties are three-story, Class A, garden-style apartment communities. The fourth, Melrose Minneapolis, is a Class-A, nine-story urban apartment building. Each of the assets were originally designed and developed specifically to cater to the college-student community. Each asset provides its residents with amenities that accommodate the student demographic and accompanying lifestyle. All of the Properties can be leased on a by-the-bed basis with the leases generally backed by parental guarantees. Monthly rent includes standard utilities such as internet, electricity, water, garbage disposal and cable television. The three garden-style communities feature additional amenities including outdoor swimming pools, fitness centers, basketball courts, volleyball courts, clubhouses and computer labs. Melrose
Minneapolis features a theater, cafe, clubhouse and computer lab.



---------------------------------------------------------------------------------------------------------------------------
                                                 ALLOCATED                    OWNERSHIP    YEAR BUILT/
        PROPERTY                LOCATION        LOAN AMOUNT   PROPERTY TYPE    INTEREST     RENOVATED     OCCUPANCY   UNITS
---------------------------------------------------------------------------------------------------------------------------

Melrose Minneapolis       Minneapolis, MN       $29,105,000    Multifamily        Fee     2001-2003/NAP     85.3%      278
---------------------------------------------------------------------------------------------------------------------------
Melrose Jacksonville      Jacksonville, FL      $21,829,000    Multifamily        Fee     1996-1997/NAP     84.5%      360
---------------------------------------------------------------------------------------------------------------------------
Melrose College Station   College Station, TX   $17,661,000    Multifamily        Fee        1998/NAP       84.0%      348
---------------------------------------------------------------------------------------------------------------------------
Melrose Gainesville       Gainesville, FL       $14,155,000    Multifamily        Fee     1994-1996/NAP     77.7%      312
---------------------------------------------------------------------------------------------------------------------------


          Escrows and Reserves. Upon the occurrence and continuance of a "Step 2
Trigger Period" (see below), the Melrose Portfolio Borrowers are required to (a)
deposit monthly 1/12 of annual taxes and insurance premiums, and (b) to deposit monthly an amount for capital expenditures equal to the product of $126 and the number of beds at each individual property, divided by 12, up to a cap of
$750,000 in escrow at any one time. The Step 2 Trigger Period is defined as an event of default or as any time that the DSCR is less than 1.05x based on the portfolio's actual net operating income and a 7.25% constant.

          Lockbox and Cash Management. A hard lockbox will be established upon occurrence of any event of default or a DSCR that is less than 1.10x. The lockbox will be in place until the Melrose Portfolio Loan has been paid in full.

                                     IV-36

          Property Management. The Melrose Portfolio Properties are managed by
UCH Melrose Management, LLC, which is an affiliate of United Campus Housing, one of Melrose Portfolio Loan's sponsors. The management agreement is subordinate to the Melrose Portfolio Loan.

          Mezzanine Loan and Preferred Equity Interest. Not allowed.

          Additional Secured Indebtedness (not including trade debts). Not allowed

          Release of Parcels. At any time following June 8, 2007, the Melrose
Portfolio Borrowers may obtain the release of an individual property in connection with a sale of such individual property to a bona-fide third-party purchaser, provided the Melrose Portfolio Borrowers satisfy certain conditions, including (a) payment of a release price equal to 110% of the allocated loan amount, with respect to the Minneapolis and College Station properties, and 105%
of the allocated loan amount, with respect to the Gainesville and Jacksonville
Properties, plus yield maintenance; (b) after giving effect to the release, the
DSCR with respect to the remaining property shall be no less than the greater of the DSCR immediately prior to the release or 1.10x; (c) after giving effect to the release, the LTV with respect to the remaining property shall be no greater than the lesser of the loan to value ratio immediately prior to the release or a
LTV of 68%; and (d) delivery of a rating agency confirmation as to the release.
There can be no release for more than two of the individual properties. At any time that defeasance in full is allowed, the Melrose Portfolio Borrower may also partially defease any property upon furnishing defeasance collateral in the amount(s) described above.

          Certain additional information regarding the Melrose Portfolio Loan and the Melrose Portfolio Properties is set forth on Appendix II hereto.

                                     IV-37

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     IV-38

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 170 - TANASBOURNE TOWN CENTER
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     IV-39

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 170 - TANASBOURNE TOWN CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     IV-40

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 170 - TANASBOURNE TOWN CENTER
--------------------------------------------------------------------------------

                               [SITE PLAN OMITTED]

                                     IV-41

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 170 - TANASBOURNE TOWN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:            $58,000,000
CUT-OFF DATE BALANCE:        $58,000,000
SHADOW RATING
(DBRS/FITCH/S&P):            NAP
FIRST PAYMENT DATE:          September 1, 2005
INTEREST RATE:               5.295%
AMORTIZATION:                Interest Only
ARD:                         NAP
HYPERAMORTIZATION:           NAP
MATURITY DATE:               August 1, 2010
EXPECTED MATURITY BALANCE:   $58,000,000
SPONSOR:                     DDRA Community Centers Five, L.P.
INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             Locked out through the earlier of July 11, 2008 or
                             2 years after the REMIC "start-up" day, with the
                             payment of the greater of a yield maintenance
                             premium and 1% of the principal balance thereafter.
                             Prepayable without penalty from and after May 1,
                             2010.
LOAN PER SF:                 $187.33
UP-FRONT RESERVES:           None
ONGOING RESERVES:            RE Tax     Springing
                             Insurance: Springing
                             Cap Ex:    Springing
                             TI/LC:     Springing
LOCKBOX:                     Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Single Asset
PROPERTY TYPE:               Retail
PROPERTY SUB-TYPE:           Anchored
LOCATION:                    Hillsboro, OR
YEAR BUILT/RENOVATED:        1995, 1997, 1998 / NAP
OCCUPANCY(1):                97.6%
SQUARE FOOTAGE:              309,617
THE COLLATERAL:              Multi-tenant, grocery anchored retail center.
OWNERSHIP INTEREST:          Fee
PROPERTY MANAGEMENT:         Developers Diversified Realty Corporation
U/W NET OP. INCOME:          $4,935,442
U/W NET CASH FLOW:           $4,718,957
U/W OCCUPANCY:               94.4%
APPRAISED VALUE:             $77,500,000
CUT-OFF DATE LTV:            74.8%
MATURITY DATE LTV:           74.8%
DSCR:                        1.52x
POST IO DSCR:                NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated April 11, 2005.

                                     IV-42

THE TANASBOURNE TOWN CENTER LOAN

          The Loan. The seventh largest loan (the "Tanasbourne Town Center
Loan") as evidenced by the Promissory Note (the "Tanasbourne Town Center Note")
is secured by a first priority fee Deed of Trust and Absolute Assignment of
Rents and Leases and Security Agreement (and Fixture Filing) for Security
Purposes Only (the "Tanasbourne Town Center Mortgage") encumbering the 309,617 square foot multi-tenant, grocery anchored retail center known as Tanasbourne
Town Center, located in Hillsboro, Oregon (the "Tanasbourne Town Center
Property"). The Tanasbourne Town Center Loan was originated on July 11, 2005 on behalf of Wells Fargo Bank, N.A.

          The Borrower. The borrower is DDRA Tanasbourne Town Center LLC, a
Delaware limited liability company (the "Tanasbourne Town Center Borrower") that owns no material asset other than the Tanasbourne Town Center Property and related interests. The Tanasbourne Town Center Borrower is a direct subsidiary of DDRA Community Centers Five, L.P., the sponsor of the Tanasbourne Town Center
Loan. DDRA Community Centers Five, L.P., is beneficially owned by CC
Co-Investment LLC and Developers Diversified Realty Corporation.

CC Co-Investment LLC is a newly formed fund managed by Manageco CC LLC, an affiliate of DRA Advisors LLC. DRA Advisors LLC is a privately held real estate investment advisor which invests its clients' funds primarily through a series of commingled funds, mainly the DRA Growth and Income Funds with approximately
$1.2 billion of client funds and controlling approximately $4.5 billion of real estate. Since inception in 1995, the various funds have acquired approximately
157 properties nationwide in various asset classes including 27 million square feet of shopping centers, 16 million square feet of office space and 13,000 apartment units.

Developers Diversified Realty Corporation (rated 'BBB' by S&P) is a publicly-traded real estate investment trust ("REIT") which currently owns and manages over 470 operating and development properties totaling approximately 109 million square feet of real estate in 44 states and Puerto Rico. Developers
Diversified Realty Corporation is a self-administered and self-managed REIT operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

          The Property. The Tanasbourne Town Center Property is located in
Hillsboro, Oregon, at 17960 - 18320 NW Evergreen Pkwy. The Tanasbourne Town
Center Property is located in a suburban retail corridor approximately 8 miles northwest of the Portland, Oregon CBD. The Tanasbourne Town Center Property was
originally constructed in 1995, 1997 and 1998. It consists of a 309,617 square foot, single-story multi-tenant, grocery anchored retail center. The subject property is 97.6% leased to 28 tenants. The anchor tenants make up 79.7% of the net rentable area and 75.3% of the total contract rent of the property. Six anchors (Office Depot, Ross Stores, Michaels Stores, Famous Footwear, Old Navy,
and Petco) are credit rated tenants. In addition, the property is shadow anchored other well known national tenants such as Target, Mervyn's, Nordstrom
Rack, and Hollywood Video. The Tanasbourne Town Center Property is situated on approximately 32.5 acres and includes approximately 1,550 parking spaces.



-----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
                              AVERAGE BASE    % OF TOTAL   CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF    RENTAL REVENUES   TOTAL BASE RENTAL
YEAR              ROLLING        ROLLING       ROLLING       ROLLING        ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------

Vacant               1           $ 0.00           2%            2%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2005                 0           $ 0.00           0%            2%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2006                 2           $27.25           1%            4%             2%                  2%
-----------------------------------------------------------------------------------------------------------
2007                 5           $20.25           5%            9%             6%                  8%
-----------------------------------------------------------------------------------------------------------
2008                 5           $13.91          16%           25%            13%                 22%
-----------------------------------------------------------------------------------------------------------
2009                 5           $17.54          11%           36%            11%                 33%
-----------------------------------------------------------------------------------------------------------
2010                 2           $14.68          11%           46%             9%                 42%
-----------------------------------------------------------------------------------------------------------
2011                 5           $20.42          19%           66%            24%                 66%
-----------------------------------------------------------------------------------------------------------
2012                 1           $28.00           0%           66%             1%                 67%
-----------------------------------------------------------------------------------------------------------
2013                 0           $ 0.00           0%           66%             0%                 67%
-----------------------------------------------------------------------------------------------------------
2014                 0           $ 0.00           0%           66%             0%                 67%
-----------------------------------------------------------------------------------------------------------
2015 & Beyond        3           $16.38          34%          100%            33%                100%
-----------------------------------------------------------------------------------------------------------


                                     IV-43

          The following table presents certain information relating to the major tenants at the Tanasbourne Town Center Property:



-----------------------------------------------------------------------------------------------------------
                                                                    % OF TOTAL     ANNUALIZED
                   CREDIT RATING                     ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                      (FITCH/       TENANT   % OF   UNDERWRITTEN   UNDERWRITTEN    BASE RENT        LEASE
TENANT NAME       MOODY'S/S&P)(1)    NRSF    NRSF     BASE RENT      BASE RENT    ($ PER NRSF)   EXPIRATION
-----------------------------------------------------------------------------------------------------------

Haggen's              --/--/--      60,745    20%     $946,674          18%          $15.58      01/02/2021
-----------------------------------------------------------------------------------------------------------
Linens N Things       --/--/--      38,410    12%     $691,380          13%          $18.00      01/31/2017
-----------------------------------------------------------------------------------------------------------
Office Depot        --/Baa3/BBB-    31,330    10%     $439,560           8%          $14.03      11/30/2010
-----------------------------------------------------------------------------------------------------------
Barnes & Noble        --/--/--      23,854     8%     $429,372           8%          $18.00      01/31/2011
-----------------------------------------------------------------------------------------------------------
Famous Footwear       --/--/--      16,000     5%     $363,200           7%          $22.70      10/31/2011
-----------------------------------------------------------------------------------------------------------
Ross                  --/--/BBB     28,481     9%     $346,880           7%          $12.18      01/31/2008
-----------------------------------------------------------------------------------------------------------
Michael's             --/--/BB+     20,454     7%     $281,243           5%          $13.75      01/31/2009
-----------------------------------------------------------------------------------------------------------
Petco                --/Ba2/BB      12,600     4%     $212,625           4%          $16.88      01/31/2011
-----------------------------------------------------------------------------------------------------------
Old Navy            --/Baa3/BBB-    15,000     5%     $189,750           4%          $12.65      09/30/2008
-----------------------------------------------------------------------------------------------------------
Aaron Brothers        --/--/--       6,750     2%     $133,650           3%          $19.80      01/31/2009
-----------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

          Escrows and Reserves. Upon the earlier to occur of the following
(individually and collectively, a "Trigger Event"): (i) a Default; (ii) the DSCR
is less than 1.15x; or (iii) any assignment of Borrower's obligations under the
Loan Documents to a successor borrower (other than any such assignment to, and assumption by a Borrower Transferee (as defined in the Tansasbourne Town Center
Note), (a) the Tanasbourne Town Center Borrower is required to deposit into reserve accounts amounts estimated by Lender to be sufficient to pay real estate taxes and insurance premiums at least 45 days prior to each date on which such taxes become delinquent or the current insurance policies expire, as applicable, such deposits to be made monthly or upon notice from Lender, if Lender determines amounts on deposit are not sufficient to make such payments by such dates, all as more specifically set forth in the Tanasbourne Town Center Note;
and (b) the Tanasbourne Town Center Borrower is required to deposit monthly into
Tenant Improvement and Capital Expenditure Impound reserves.

          Lockbox and Cash Management. A hard lockbox is in place with respect to the Tanasbourne Town Center Loan. Rents are paid directly by the tenants to a
Restricted Account controlled by the Lender. The Restricted Account is swept to the borrower on a daily basis unless a Trigger Event occurs. In the case of a
Trigger Event described in clause (i) or (ii) above, the hard lockbox shall remain in place until, all of the following shall be true: (A) no default shall be continuing; (B) if any defaults shall have occurred two or more times previously during the term of the loan (i.e. the same default on more than one occasion or two different defaults one time each) but are no longer continuing, then no default shall have occurred or been continuing within the prior six calendar months; and (c) the DSCR as of the two most recent Testing Dates is equal to or greater than 1.15x; provided no Trigger Event described in clause
(iii) above shall have occurred. In the case of a Trigger Event described in clause (iii) above, the hard lockbox shall remain in place until the Tanasbourne
Town Center Loan has been paid in full.

          Property Management. The Tanasbourne Town Center Property is managed by Developers Diversified Realty Corporation, which is an affiliate of the
Tanasbourne Town Center Loan's sponsor. The management agreement is subordinate to the Tanasbourne Town Center Loan.

          Mezzanine Loan and Preferred Equity Interest. Not allowed.

          Additional Secured Indebtedness (not including trade debts). Not allowed.

          Release of Parcels. Not allowed.

          Certain additional information regarding the Tanasbourne Town Center
Loan and the Tanasbourne Town Center Property is set forth on Appendix II hereto.

                                      IV-44

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 171 - OVIEDO MARKETPLACE
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-45

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 171 - OVIEDO MARKETPLACE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-46

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 171 - OVIEDO MARKETPLACE
--------------------------------------------------------------------------------

                               [SITE PLAN OMITTED]

                                     IV-47

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 171 - OVIEDO MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:            $55,000,000
CUT-OFF DATE BALANCE:        $54,820,774
SHADOW RATING                NAP
(DBRS/MOODY'S/S&P):
FIRST PAYMENT DATE:          June 5, 2005
INTEREST RATE:               5.115%
AMORTIZATION:                360 months
ARD:                         NAP
HYPERAMORTIZATION:           NAP
MATURITY DATE:               May 5, 2012
EXPECTED MATURITY BALANCE:   $48,904,944
SPONSOR(S):                  The Rouse Company Operating Partnership, LP
INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             Locked out until the earlier of April 25, 2008 or
                             25 months after the REMIC "start-up" day, with U.S.
                             Treasury defeasance thereafter. Prepayable without
                             penalty from and after November 5, 2011.
LOAN PER SF:                 $126.10
UP-FRONT RESERVES:           None
ONGOING RESERVES:            Cap Ex:    Springing
                             RE Tax:    Springing
                             Insurance: Springing
                             TI/LC:     Springing
LOCKBOX:                     Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Single Asset
PROPERTY TYPE:               Retail
PROPERTY SUB-TYPE:           Anchored
LOCATION:                    Oviedo, FL
YEAR BUILT/RENOVATED:        1998/NAP
OCCUPANCY(1):                89.9%
SQUARE FOOTAGE:              434,734
THE COLLATERAL:              Regional Mall
OWNERSHIP INTEREST:          Fee
PROPERTY MANAGEMENT:         Self-Managed
U/W NET OP. INCOME:          $5,790,038
U/W NET CASH FLOW:           $5,313,426
U/W OCCUPANCY:               91.6%
APPRAISED VALUE:             $92,100,000
CUT-OFF DATE LTV:            59.5%
MATURITY DATE LTV:           53.1%
DSCR:                        1.48x
POST IO DSCR:                NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated April 19, 2005.

                                     IV-48

THE OVIEDO MARKETPLACE LOAN

          The Loan. The eighth largest loan (the "Oviedo Marketplace Loan") as evidenced by an Amended and Restated Promissory Note (the "Oviedo Marketplace
Note") is secured by an Amended and Restated Mortgage and Security Agreement
(the "Oviedo Marketplace Mortgage") encumbering the 434,734 square foot regional mall known as Oviedo Marketplace, located in Oviedo, Florida (the "Oviedo
Marketplace Property"). The Oviedo Marketplace Loan was originated on April 25,
2005 by Prudential Mortgage Capital Company, LLC.

          The Borrower. The borrower is Rouse-Orlando, LLC, a Delaware limited liability company (the "Oviedo Marketplace Borrower") that owns no material asset other than the Oviedo Marketplace Property and related interests. The
Oviedo Marketplace Borrower is a wholly-owned subsidiary of The Rouse Company
Operating Partnership LP, the sponsor of the Oviedo Marketplace Loan. The Rouse
Company Operating Partnership, LP is comprised of The Rouse Company LP as general partner and The Rouse Company BT, LLC as the limited partner, both indirectly owned by General Growth Properties, Inc. ("GGP"), a public REIT. A payment guaranty was provided by the Rouse Company Operating Partnership, LP in the maximum amount of $7,500,000. The guaranty will terminate when the property's DSCR is at least 1.45x but in any event no earlier than December 31,
2010, and may be called if all of the following conditions exist: (i) either
Macy's or Dillard's ceases operations at the Oviedo Marketplace Mall, (ii) the
DSCR is less than 1.20x and (iii) an event of default under the Oviedo
Marketplace Loan has occurred.

          The Property. The Oviedo Marketplace Property is located in Oviedo,
Florida, at 1700 Oviedo Marketplace Boulevard, approximately 18 miles northeast of Orlando's central business district. The Oviedo Marketplace Property was originally constructed in 1998. The improvements consist of a 952,618 square foot, one and two story regional mall that includes three anchor spaces totaling
517,884 square feet (not collateral for the Oviedo Marketplace Loan), 334,734 square feet of in-line space, and a 100,000 square foot cinema. The Oviedo
Marketplace Property is situated on approximately 67.8 acres and includes 4,500 parking spaces. The Oviedo Marketplace Property is anchored by Dillard's,
Macy's, and Sears. The Dillard's, Macy's, and Sears stores are owned by
Dillard's, Macy's, and Sears, respectively, and are not part of the collateral for the Oviedo Marketplace Loan. Macy's and Dillard's own their own pads, whereas Sears is on a ground lease, but owns the related improvements. The collateral for the Oviedo Marketplace Loan includes the 334,734 square feet of in-line space, the 100,000 square foot movie theater, and the pad that is ground leased to Sears.



----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------
                              AVERAGE BASE    % OF TOTAL   CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF    RENTAL REVENUES     TOTAL RENTAL
YEAR              ROLLING        ROLLING       ROLLING       ROLLING        ROLLING       REVENUES ROLLING
----------------------------------------------------------------------------------------------------------

Vacant               19          $ 0.00          10%           10%             0%                 0%
----------------------------------------------------------------------------------------------------------
2005                  5          $25.04           2%           12%             3%                 3%
----------------------------------------------------------------------------------------------------------
2006                  5          $19.41           3%           15%             4%                 7%
----------------------------------------------------------------------------------------------------------
2007                 10          $25.39           2%           17%             3%                11%
----------------------------------------------------------------------------------------------------------
2008                 49          $18.09          47%           64%            58%                69%
----------------------------------------------------------------------------------------------------------
2009                 10          $15.60           7%           71%             7%                76%
----------------------------------------------------------------------------------------------------------
2010                  5          $16.52           3%           74%             4%                80%
----------------------------------------------------------------------------------------------------------
2011                  1          $ 0.00           1%           75%             0%                80%
----------------------------------------------------------------------------------------------------------
2012                  1          $30.00           0%           75%             1%                80%
----------------------------------------------------------------------------------------------------------
2013                  2          $30.00           0%           75%             0%                81%
----------------------------------------------------------------------------------------------------------
2014                  0          $ 0.00           0%           75%             0%                81%
----------------------------------------------------------------------------------------------------------
2015 & Beyond         2          $11.53          25%          100%            19%               100%
----------------------------------------------------------------------------------------------------------


                                     IV-49

          The following table presents certain information relating to the major tenants at the Oviedo Marketplace Property:



--------------------------------------------------------------------------------------------------------------------
                                                                             % OF TOTAL     ANNUALIZED
                       CREDIT RATING                       ANNUALIZED        ANNUALIZED    UNDERWRITTEN
                          (FITCH/        TENANT   % OF    UNDERWRITTEN      UNDERWRITTEN     BASE RENT       LEASE
TENANT NAME           MOODY'S/S&P)(1)     NRSF    NRSF   BASE RENT ($)(2)   BASE RENT(2)   ($ PER NRSF)   EXPIRATION
--------------------------------------------------------------------------------------------------------------------

Regal Cinemas            --/Ba3/BB-     100,000    23%      $1,058,000           16%          $10.58      04/30/2018
--------------------------------------------------------------------------------------------------------------------
Bed Bath & Beyond         --/--/BBB      47,000    11%      $  299,860            5%          $ 6.38      01/31/2008
--------------------------------------------------------------------------------------------------------------------
FYE                        --/--/--      23,801     5%      $  285,612            4%          $12.00      03/31/2008
--------------------------------------------------------------------------------------------------------------------
Foot Locker              --/Ba1/BB+      20,105     5%      $  241,260            4%          $12.00      03/31/2008
--------------------------------------------------------------------------------------------------------------------
Barnes & Noble            --/Ba2/--      10,000     2%      $   83,977            1%          $ 8.40      01/31/2009
--------------------------------------------------------------------------------------------------------------------
Bill's Elbow South         --/--/--       9,000     2%      $  180,000            3%          $20.00      06/30/2008
--------------------------------------------------------------------------------------------------------------------
Chamberlin's Market        --/--/--       8,347     2%      $  143,819            2%          $17.23      03/31/2008
--------------------------------------------------------------------------------------------------------------------
Charlotte Russe            --/--/--       7,500     2%      $  107,485            2%          $14.33      03/31/2008
--------------------------------------------------------------------------------------------------------------------
R.J. Gators                --/--/--       6,556     2%      $  170,456            3%          $26.00      02/28/2015
--------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Barnes & Noble and Charlotte Russe pay percentage rent in lieu of fixed base rent. The numbers reflected in the above table represent PMCC's underwritten percentage rent.

          Escrows and Reserves. Upon the occurrence and during the continuance of a Trigger Event, the Oviedo Marketplace Borrower is required to deposit (a)
1/12 of annual real estate taxes and insurance premiums into a reserve account monthly, (b) $9,056.92 monthly into a capital expenditures reserve subject to a cap of $108,683, and (c) $36,227.83 monthly into a tenant improvement and leasing commission reserve subject to a cap of $434,734. A "Trigger Event" will exist upon the occurrence of any of the following: (i) the occurrence and continuance of an event of default under the Oviedo Marketplace Loan, or (ii) a
DSCR of 1.15x or less.

          Lockbox and Cash Management. A hard lockbox account was established at the closing of the Oviedo Marketplace Loan and tenants have been directed to deposit all rents in that lockbox account. On each business day, funds on deposit in the lockbox account are swept to the Oviedo Marketplace Borrower's operating account until a Trigger Event occurs. Upon the occurrence of a Trigger
Event, funds will be applied as directed by the lender.

          Property Management. The Oviedo Marketplace Property is self-managed.

          Mezzanine Loan and Preferred Equity Interest. Mezzanine debt is allowed provided that the Oviedo Marketplace Borrower satisfies certain conditions, including but not limited to (i) the anticipated DSCR, after giving effect to the mezzanine debt, will be no less than 1.20x at all times, (ii)
after giving effect to the mezzanine debt, the LTV ratio will be no greater than
80%, and (iii) the rating agencies then rating the Certificates have confirmed in writing that the incurrence of the mezzanine debt will not result in the downgrade, withdrawal or qualification of the ratings assigned to any class of
Certificates.

          Additional Secured Indebtedness (not including trade debts). Not allowed.

          Release of Parcels. The Oviedo Marketplace Borrower may obtain a release of one or more parcels or outlots without any required prepayment of the
Oviedo Marketplace Loan, provided the Oviedo Marketplace Borrower satisfies certain conditions, including but not limited to, delivery of a confirmation from the rating agencies then rating the Certificates that such release will not result in the downgrade, withdrawal or qualification of the ratings assigned to any class of Certificates.

          Certain additional information regarding the Oviedo Marketplace Loan and the Oviedo Marketplace Property is set forth on Appendix II hereto.

                                     IV-50

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 172- UPTOWN PARK
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-51

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 172- UPTOWN PARK
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-52

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 172- UPTOWN PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $49,000,000
CUT-OFF DATE BALANCE:             $49,000,000
SHADOW RATING (DBRS/FITCH/S&P):   NAP
FIRST PAYMENT DATE:               July 1, 2005
INTEREST RATE:                    5.370%
AMORTIZATION:                     Interest only
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    June 1, 2015
EXPECTED MATURITY BALANCE:        $49,000,000
SPONSOR:                          AmREIT, a Texas real estate investment trust
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out through the earlier of June 1, 2011
                                  or 2 years after the REMIC "start-up" day,
                                  with the greater of yield maintenance or 1%.
                                  Prepayable without penalty from and after
                                  March 1, 2015.
LOAN PER SF:                      $289.75
UP-FRONT RESERVES:                RE Tax:            $269,933
                                  Insurance:         $22,827
                                  Cash collateral:   $312,500
                                  TI/LC:             $632,800
                                  Other:             $1,000,000
ONGOING RESERVES:                 Tax:               $67,483/month
                                  Insurance:         $3,261/month
                                  TI/LC:             Springing
LOCKBOX:                          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Retail
PROPERTY SUB-TYPE:                Anchored
LOCATION:                         Houston, TX
YEAR BUILT/RENOVATED:             1999/2005
OCCUPANCY(1):                     88.6%
SQUARE FOOTAGE:                   169,110
THE COLLATERAL:                   Retail shopping center comprised of eight
                                  one-story buildings
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              AmREIT Realty Investment Corp.
U/W NET OP. INCOME:               $4,250,117
U/W NET CASH FLOW:                $3,952,483
U/W OCCUPANCY(2):                 91.6%
APPRAISED VALUE:                  $71,520,000
CUT-OFF DATE LTV:                 68.5%
MATURITY DATE LTV:                68.5%
DSCR:                             1.48x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated May 26, 2005.

(2)  Lender holds a $1,000,000 letter of credit until certain underwriting criteria are met.

                                      IV-53

THE UPTOWN PARK LOAN

          The Loan. The ninth largest loan (the "Uptown Park Loan") as evidenced by the Promissory Note (the "Uptown Park Note") is secured by a first priority fee Assignment of Leases and Rents, Security Agreement and Fixture Filing (the
"Uptown Park Mortgage") encumbering the 169,110 square foot retail shopping center known as Uptown Park, located in Houston, Texas (the "Uptown Park
Property"). The Uptown Park Loan was originated on June 1, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

          The Borrower. The borrower is AmREIT Uptown Park LP, a Texas limited partnership (the "Uptown Park Borrower") that owns no material asset other than the Uptown Park Property and related interests. The Uptown Park Borrower is a wholly owned subsidiary of AmREIT, a Texas real estate investment trust, the sponsor of the Uptown Park Loan. AmREIT has a 20-year operating history of owning, managing and developing income producing retail estate. AmREIT reported
$203 million in owned assets as well as $92 million in managed assets, as of
December 21, 2004.

          The Property. The Uptown Park Property is located in Houston, Texas, at 1101 Uptown Park Boulevard, just outside the Loop 610 near the Galleria Mall.
The Uptown Park Property was originally constructed in 1999 and renovated in
2005. It consists of a 169,110 square foot, one-story retail shopping center.
The Uptown Park Property is situated on approximately 16.9 acres and includes
1,027 parking spaces. The Uptown Park Property is anchored by Champps
Entertainment of Texas, Inc., McCormick & Schmicks Acquisition Texas, L.P., and
The Market-Antiques and Home Furnishing. The reported sales per square foot are
$432.56 for Champps Entertainment, and $618.98 for McCormick & Schmicks.
However, The Market-Antiques and Home Furnishing filed for Chapter 11 Bankruptcy after moving into its space in April 2005 and the Uptown Park Borrower has been notified that The Market intends to reject the subject lease. AmREIT has since signed a master lease at terms equivalent to The Market's current lease for a 5 year period, as shown in the table below.



-----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
                              AVERAGE BASE   % OF TOTAL    CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF    RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR         ROLLING       ROLLING        ROLLING       ROLLING        ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------

Vacant               11          $ 0.00          11%           11%             0%                  0%
-----------------------------------------------------------------------------------------------------------
MTM                   2          $12.58           2%           14%             1%                  1%
-----------------------------------------------------------------------------------------------------------
2005                  0          $ 0.00           0%           14%             0%                  1%
-----------------------------------------------------------------------------------------------------------
2006                  4          $30.29           5%           19%             6%                  7%
-----------------------------------------------------------------------------------------------------------
2007                  8          $28.67           8%           26%             8%                 16%
-----------------------------------------------------------------------------------------------------------
2008                  8          $28.34          12%           39%            14%                 29%
-----------------------------------------------------------------------------------------------------------
2009                 12          $29.76          19%           57%            22%                 51%
-----------------------------------------------------------------------------------------------------------
2010                  7          $25.13          14%           71%            14%                 64%
-----------------------------------------------------------------------------------------------------------
2011                  1          $23.00           3%           75%             3%                 67%
-----------------------------------------------------------------------------------------------------------
2012                  1          $29.00           2%           76%             2%                 69%
-----------------------------------------------------------------------------------------------------------
2013                  2          $26.89           7%           83%             7%                 76%
-----------------------------------------------------------------------------------------------------------
2014                  3          $36.47          12%           95%            17%                 93%
-----------------------------------------------------------------------------------------------------------
2015 & Beyond         2          $36.48           5%          100%             7%                100%
-----------------------------------------------------------------------------------------------------------


                                      IV-54

          The following table presents certain information relating to the major tenants at the Uptown Park Property:



-------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL     ANNUALIZED
                                       CREDIT RATING                     ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                          (FITCH/      TENANT   % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
                TENANT NAME             MOODY'S/S&P)    NRSF    NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Champps Entertainment of Texas, Inc.      --/--/--     11,384    7%       $409,824          9%           $36.00      08/05/2014
-------------------------------------------------------------------------------------------------------------------------------
McCormick & Schmicks Acquisition
   Texas, LP                              --/--/--      8,387    5%       $327,093          8%           $39.00      07/31/2014
-------------------------------------------------------------------------------------------------------------------------------
AmREIT master lease                       --/--/--      8,025    5%       $160,500          4%           $20.00      05/31/2010
-------------------------------------------------------------------------------------------------------------------------------
Priscilla of Boston                       --/--/--      6,800    4%       $187,000          4%           $27.50      07/31/2013
-------------------------------------------------------------------------------------------------------------------------------
Texas Community Bank                      --/--/--      6,020    4%       $150,500          3%           $25.00      02/28/2010
-------------------------------------------------------------------------------------------------------------------------------
Cafe Express                              --/--/--      5,919    4%       $165,732          4%           $28.00      09/30/2009
-------------------------------------------------------------------------------------------------------------------------------
Ann Taylor Loft                           --/--/--      5,795    3%       $133,285          3%           $23.00      01/31/2011
-------------------------------------------------------------------------------------------------------------------------------
Randstad US LP                            --/--/--      5,197    3%       $158,509          4%           $30.50      03/31/2008
-------------------------------------------------------------------------------------------------------------------------------
Longoria Collection/Dorsey Int.           --/--/--      5,000    3%       $150,000          3%           $30.00      09/30/2009
-------------------------------------------------------------------------------------------------------------------------------
Uptown Sushi                              --/--/--      4,622    3%       $120,172          3%           $26.00      12/31/2013
-------------------------------------------------------------------------------------------------------------------------------


          Escrows and Reserves. The Uptown Park Borrower is required to escrow
1/12 of annual taxes and insurance premiums monthly. The amounts shown are the current monthly collections. At the closing, the Uptown Park Borrower posted cash collateral of $312,500 to be released when certain new tenants are in occupancy and operating their businesses from the Uptown Park Property. In addition, if at any time on or after June 1, 2006, less than 90% of the rentable square footage at the Uptown Park Property is leased to tenants who are in occupancy, open for business and paying rent, the Uptown Park Borrower will be required to make monthly escrow deposits equal to $22,688 until such trigger event is cured. At closing, the Uptown Park Borrower posted a letter of credit for $1,000,000. On June 1, 2006, the Uptown Park Borrower must either (i)
deliver a second letter of credit or (ii) increase the current letter of credit, such that the DSCR for the property is 1.19x, assuming a 30 year amortization schedule, based on the loan amount reduced by the amounts of the letter of credit(s). Such DSCR shall be non-inclusive of tenants that are dark, have failed to take occupancy, have filed for bankruptcy protection, receiving free rent, or have provided notice of non-renewal. The letter(s) of credit will be released to the Uptown Park Borrower provided that the following conditions have been satisfied: (i) the DSCR, as defined above, is 1.21x or greater assuming a
30 year amortization schedule, and (ii) no default has occurred.

          Lockbox and Cash Management. No lockbox is in effect with respect to the Uptown Park loan.

          Property Management. The Uptown Park Property is managed by AmREIT
Realty Investment Corp., which is an affiliate of the Uptown Park Loan's sponsor. The management agreement is subordinate to the Uptown Park Loan.

          Mezzanine Loan and Preferred Equity Interest. The beneficial owners of the Uptown Park Borrower are permitted to incur mezzanine financing, provided certain conditions are met, including a combined DSCR of the mezzanine loan and the Uptown Park Loan of at least 1.10x, a combined LTV of no more than 85%, a subordination and standstill agreement, and rating agency confirmation of no resulting downgrade or qualification of the REMIC securities.

          Additional Secured Indebtedness (not including trade debts). Not allowed.

          Release of Parcels. Not allowed.

          Certain additional information regarding the Uptown Park Loan and the
Uptown Park Property is set forth on Appendix II hereto.

                                     IV-55

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     IV-56

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 173 - ARROWHEAD CROSSING
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     IV-57

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 173 - ARROWHEAD CROSSING
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     IV-58

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 173 - ARROWHEAD CROSSING
--------------------------------------------------------------------------------

                               [SITE PLAN OMITTED]

                                     IV-59

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 173 - ARROWHEAD CROSSING
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $47,580,000
CUT-OFF DATE BALANCE:             $47,580,000
SHADOW RATING (DBRS/FITCH/S&P):   NAP
FIRST PAYMENT DATE:               September 1, 2005
INTEREST RATE:                    5.295%
AMORTIZATION:                     Interest Only
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    August 1, 2010
EXPECTED MATURITY BALANCE:        $47,580,000
SPONSOR(S):                       DDRA Community Centers Five, L.P.
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out through the earlier of July 11,
                                  2008 or 2 years after the REMIC "start-up"
                                  day, with the payment of the greater of a
                                  yield maintenance premium and 1% of the
                                  principal balance thereafter. Prepayable
                                  without penalty from and after May 1, 2010.
LOAN PER SF:                      $137.34
UP-FRONT RESERVES:                TI/LC:       $300,000
ONGOING RESERVES:                 RE Tax:      Springing
                                  Insurance:   Springing
                                  Cap Ex:      Springing
                                  TI/LC:       Springing
LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Retail
PROPERTY SUB-TYPE:                Anchored
LOCATION:                         Peoria, AZ
YEAR BUILT/RENOVATED:             1996
OCCUPANCY(1):                     99.0%
SQUARE FOOTAGE:                   346,428
THE COLLATERAL:                   Multi-tenant, anchored retail center
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              Developers Diversified Realty Corporation
U/W NET OP.INCOME:                $4,020,249
U/W NET CASH FLOW:                $3,830,426
U/W OCCUPANCY:                    96.1%
APPRAISED VALUE:                  $61,000,000
CUT-OFF DATE LTV:                 78.0%
MATURITY DATE LTV:                78.0%
DSCR:                             1.50x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated March 31, 2005.

                                     IV-60

THE ARROWHEAD CROSSING LOAN

          The Loan. The tenth largest loan (the "Arrowhead Crossing Loan") as evidenced by the Promissory Note (the "Arrowhead Crossing Note") is secured by a first priority fee Deed of Trust and Absolute Assignment of Rents and Leases,
Security Agreement (and Fixture Filing) (the "Arrowhead Crossing Mortgage")
encumbering the 346,428 square foot multi-tenant, anchored retail center known as Arrowhead Crossing, located in Peoria, Arizona (the "Arrowhead Crossing
Property"). The Arrowhead Crossing Loan was originated on July 11, 2005 on behalf of Wells Fargo Bank, N.A.

          The Borrower. The borrower is DDRA Arrowhead Crossing LLC, a Delaware limited liability company (the "Arrowhead Crossing Borrower") that owns no material asset other than the Arrowhead Crossing Property and related interests.
The Arrowhead Crossing Borrower is a direct subsidiary of DDRA Community Centers
Five, L.P., the sponsor of the Arrowhead Crossing Loan. DDRA Community Centers
Five, L.P., is beneficially owned by CC Co-Investment LLC and Developers
Diversified Realty Corporation.

CC Co-Investment LLC is a newly formed fund managed by Manageco CC LLC, an affiliate of DRA Advisors LLC. DRA Advisors LLC is a privately held real estate investment advisor which invests its clients' funds primarily through a series of commingled funds, mainly the DRA Growth and Income Funds with approximately
$1.2 billion of client funds and controlling approximately $4.5 billion of real estate. Since inception in 1995, the various funds have acquired approximately
157 properties nationwide in various asset classes including 27 million square feet of shopping centers, 16 million square feet of office space and 13,000 apartment units.

Developers Diversified Realty Corporation (rated 'BBB' by S&P) is a publicly-traded real estate investment trust ("REIT") which currently owns and manages over 470 operating and development properties totaling approximately 109 million square feet of real estate in 44 states and Puerto Rico. Developers
Diversified Realty Corporation is a self-administered and self-managed REIT operating as a fully integrated real estate company, which acquires, develops, leases and manages shopping centers.

          The Property. The Arrowhead Crossing Property is located in Peoria,
Arizona, at 7515 - 7873 West Bell Road. The Arrowhead Crossing Property is
located approximately 15 miles northwest of the Phoenix, Arizona CBD. The
Arrowhead Crossing Property was originally constructed in 1996. It consists of eight, one-story buildings containing a total of 346,428 square feet. The subject property is 99.0% leased to 29 tenants. The anchor tenants make up 78.5%
of the net rentable area and 66.4% of the total contract rent of the property.
Four anchors (Barnes & Noble, T.J. Maxx, Big Lots, and Staples) are credit rated tenants. In addition, the property is anchored by other well known national tenants such as Circuit City, Linens 'N' Things, Discount Shoe Warehouse and
Comp USA. The Arrowhead Crossing is situated on approximately 33.6 acres and includes approximately 2,221 parking spaces.



-----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
                              AVERAGE BASE    % OF TOTAL   CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF    RENTAL REVENUES   TOTAL BASE RENTAL
YEAR              ROLLING        ROLLING       ROLLING       ROLLING        ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------

Vacant               2           $ 0.00           1%            1%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2005                 0           $ 0.00           0%            1%             0%                  0%
-----------------------------------------------------------------------------------------------------------
2006                 4           $22.30           3%            4%             5%                  5%
-----------------------------------------------------------------------------------------------------------
2007                 4           $21.35           3%            6%             5%                  9%
-----------------------------------------------------------------------------------------------------------
2008                 1           $16.50           3%            9%             4%                 13%
-----------------------------------------------------------------------------------------------------------
2009                 6           $12.89          17%           26%            18%                 31%
-----------------------------------------------------------------------------------------------------------
2010                 7           $12.86          22%           49%            23%                 54%
-----------------------------------------------------------------------------------------------------------
2011                 3           $12.43          20%           68%            19%                 73%
-----------------------------------------------------------------------------------------------------------
2012                 0           $ 0.00           0%           68%             0%                 73%
-----------------------------------------------------------------------------------------------------------
2013                 1           $11.00           9%           77%             8%                 80%
-----------------------------------------------------------------------------------------------------------
2014                 0           $ 0.00           0%           77%             0%                 80%
-----------------------------------------------------------------------------------------------------------
2015 & Beyond        3           $10.82          23%          100%            20%                100%
-----------------------------------------------------------------------------------------------------------


                                     IV-61

          The following table presents certain information relating to the major tenants at the Arrowhead Crossing Property:



--------------------------------------------------------------------------------------------------------------------
                                                                             % OF TOTAL     ANNUALIZED
                           CREDIT RATING                      ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                              (FITCH/       TENANT   % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT        LEASE
TENANT NAME               MOODY'S/S&P)(1)    NRSF    NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
--------------------------------------------------------------------------------------------------------------------

Circuit City                   --/--/--     42,567    12%      $444,825          10%          $10.45      01/31/2016
--------------------------------------------------------------------------------------------------------------------
Linens N Things                --/--/--     36,102    10%      $351,995           8%          $ 9.75      01/31/2011
--------------------------------------------------------------------------------------------------------------------
Discount Shoe Warehouse        --/--/--     35,500    10%      $390,500           9%          $11.00      02/28/2017
--------------------------------------------------------------------------------------------------------------------
Comp USA                       --/--/--     30,076     9%      $330,836           8%          $11.00      07/31/2013
--------------------------------------------------------------------------------------------------------------------
Barnes & Noble                --/Ba2/--     30,000     9%      $450,000          10%          $15.00      03/14/2011
--------------------------------------------------------------------------------------------------------------------
T.J. Maxx                       --/--/A     30,000     9%      $270,000           6%          $ 9.00      10/31/2010
--------------------------------------------------------------------------------------------------------------------
Bassett Furniture              --/--/--     26,750     8%      $314,313           7%          $11.75      01/31/2009
--------------------------------------------------------------------------------------------------------------------
Mac Frugal's (Big Lots)      --/--/BBB-     21,000     6%      $177,870           4%          $ 8.47      01/31/2010
--------------------------------------------------------------------------------------------------------------------
Staples                       --/--/BBB     20,000     6%      $220,000           5%          $11.00      10/31/2009
--------------------------------------------------------------------------------------------------------------------
Peter Piper Pizza              --/--/--     10,001     3%      $165,017           4%          $16.50      05/31/2008
--------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

          Escrows and Reserves. Upon the earlier to occur of the following
(individually and collectively, a "Trigger Event"): (i) a Default; (ii) the DSCR
is less than 1.15x; or (iii) any assignment of the borrower's obligations under the Loan Documents to a successor borrower (other than any such assignment to, and assumption by a Borrower Transferee (as defined in the Arrowhead Crossing
Note), (a) the Arrowhead Crossing Borrower is required to deposit into reserve accounts amounts estimated by Lender to be sufficient to pay real estate taxes and insurance premiums at least 45 days prior to each date on which such taxes become delinquent or the current insurance policies expire, as applicable, such deposits to be made monthly or upon notice from Lender, if Lender determines amounts on deposit are not sufficient to make such payments by such dates, all as more specifically set forth in the Arrowhead Crossing Note _______ and (b)
the Arrowhead Crossing Borrower is required to make monthly deposits into the
Tenant Improvement and Capital Expenditure Impound.

          Lockbox and Cash Management. A hard lockbox is in place with respect to the Arrowhead Crossing Loan. The lockbox will be in place until the Arrowhead
Crossing Loan has been paid in full. Rents are paid directly by the tenants to a
Restricted Account controlled by the Lender. The Restricted Account is swept to the borrower on a daily basis unless a Trigger Event occurs. In the case of a
Trigger Event described in clause (i) or (ii) above, the hard lockbox shall remain in place until, all of the following shall be true: (a) no default shall be continuing; (b) if any defaults shall have occurred two or more times previously during the term of the Loan (i.e. the same default on more than one occasion or two different defaults one time each) but are no longer continuing, then no default shall have occurred or been continuing within the prior six calendar months; and (c) the DSCR as of the two most recent Testing Dates is equal to or greater than 1.15x; provided no Trigger Event described in clause
(iii) above shall have occurred. In the case of a Trigger Event described in clause (iii) above, the hard lockbox shall remain in place until the Arrowhead
Crossing Loan has been paid in full.

          Property Management. The Arrowhead Crossing Property is managed by
Developers Diversified Realty Corporation, which is an affiliate of the
Arrowhead Crossing Loan's sponsor. The management agreement is subordinate to the Arrowhead Crossing Loan.

          Mezzanine Loan and Preferred Equity Interest. Not allowed.

          Additional Secured Indebtedness (not including trade debts). Not allowed.

          Release of Parcels. Not allowed.

          Certain additional information regarding the Arrowhead Crossing Loan and the Arrowhead Crossing Property is set forth on Appendix II hereto.

                                     IV-62

                 [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
Securitized Products Group          [MORGAN STANLEY LOGO]          July 29, 2005
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                                   ----------

                                 $2,516,517,000

                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                                  SUNTRUST BANK
                            AS MORTGAGE LOAN SELLERS

                                   ----------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

                                   ----------

                                 MORGAN STANLEY

                            LEAD BOOKRUNNING MANAGER

BANC OF AMERICA SECURITIES LLC

                              RBS GREENWICH CAPITAL

                                      SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS

                                   CO-MANAGERS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear Stearns
& Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

TRANSACTION FEATURES

o    Seller:



----------------------------------------------------------------------------------------------------
                                               NO. OF       AGGREGATE CUT-OFF      % BY AGGREGATE
LOAN SELLER                                MORTGAGE LOANS    DATE BALANCE ($)   CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.            111            2,052,956,826            74.5
Wells Fargo Bank, National Association           35              391,824,518            14.2
Prudential Mortgage Capital Funding, LLC         22              255,693,541             9.3
SunTrust Bank                                     9               53,579,314             1.9
----------------------------------------------------------------------------------------------------
   TOTAL:                                       177           $2,754,054,199           100.0%
----------------------------------------------------------------------------------------------------


o    Loan Pool:

     o    Average Cut-off Date Balance: $15,559,628

     o    Largest Mortgage Loan by Cut-off Date Balance: $340,000,000

     o    Five largest and ten largest loans: 39.4% and 50.0% of pool, respectively

o    Property Types:

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Hospitality             3.9%
Industrial/Warehouse    2.8%
RV Park                 0.1%
Retail                 35.2%
Office                 23.3%
Mixed Use              15.3%
Multifamily            11.2%
Self Storage           8.2%

o    Credit Statistics:

     o    Weighted average debt service coverage ratio of 1.46x

     o    Weighted average current loan-to-value ratio of 71.5%; weighted average balloon loan-to-value ratio of 64.9%

o    Call Protection:

     o    140 loans (80.5% of the pool) have a lockout period ranging from 25 to
          36 payments from origination, then defeasance provisions

     o    24 loans (14.8% of the pool) have a lockout period ranging from 23 to
          59 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%

     o    1 loan (3.0% of the pool) has a lockout period of 24 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0% of 2 payments, and then defeasance or the greater of yield maintenance and a prepayment premium of 1.0%

     o    11 loans (1.6% of the pool) have a lockout period ranging from 26 to
          35 payments from origination, then defeasance or the greater of yield maintenance and a prepayment premium of 1.0%

     o    1 loan (0.1% of the pool) has a lockout period of 30 payments, then yield maintenance

o    Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.ctslink.com.
     Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Trustee's website at www.ctslink.com.

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

o    Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-2

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

OFFERED CERTIFICATES



------------------------------------------------------------------------------------------------------------------------------
            APPROXIMATE                                                                 EXPECTED     APPROXIMATE   CERTIFICATE
        INITIAL CERTIFICATE  APPROXIMATE                                                  FINAL        INITIAL      PRINCIPAL
             BALANCE OR         CREDIT         RATINGS        AVERAGE     PRINCIPAL   DISTRIBUTION   PASS-THROUGH    TO VALUE
CLASS    NOTIONAL AMOUNT(1)   SUPPORT(2)  (FITCH/S&P/DBRS)  LIFE(3)(4)  WINDOW(3)(5)     DATE(3)       RATE(6)       RATIO(7)
------------------------------------------------------------------------------------------------------------------------------

A-1        $  121,200,000      20.000%       AAA/AAA/AAA       2.99           1-58     06/13/2010%           57.20%
------------------------------------------------------------------------------------------------------------------------------
A-1A       $  318,834,000      20.000%       AAA/AAA/AAA       7.38          1-119     07/13/2015%           57.20%
------------------------------------------------------------------------------------------------------------------------------
A-2        $  337,000,000      20.000%       AAA/AAA/AAA       4.93          58-60     08/13/2010%           57.20%
------------------------------------------------------------------------------------------------------------------------------
A-AB       $  111,100,000      20.000%       AAA/AAA/AAA       7.25         60-112     12/13/2014%           57.20%
------------------------------------------------------------------------------------------------------------------------------
A-3        $  103,000,000      20.000%       AAA/AAA/AAA       7.80         81-110     10/13/2014%           57.20%
------------------------------------------------------------------------------------------------------------------------------
A-4A       $1,060,595,000      30.000%       AAA/AAA/AAA       9.66        112-118     06/13/2015%           50.05%
------------------------------------------------------------------------------------------------------------------------------
A-4B       $  151,514,000      20.000%       AAA/AAA/AAA       9.84        118-118     06/13/2015%           57.20%
------------------------------------------------------------------------------------------------------------------------------
X-2(9)     $2,672,241,000        --          AAA/AAA/AAA        --            --           --       Variable Rate       --
------------------------------------------------------------------------------------------------------------------------------
A-J        $  175,571,000      13.625%       AAA/AAA/AAA       9.92        119-119     07/13/2015%           61.76%
------------------------------------------------------------------------------------------------------------------------------
B          $   24,098,000      12.750%    AA+/AA+/AA(high)     9.92        119-119     07/13/2015%           62.38%
------------------------------------------------------------------------------------------------------------------------------
C          $   34,425,000      11.500%        AA/AA/AA         9.92        119-119     07/13/2015%           63.28%
------------------------------------------------------------------------------------------------------------------------------
D          $   27,541,000      10.500%     AA-/AA-/AA(low)     9.92        119-119     07/13/2015%           63.99%
------------------------------------------------------------------------------------------------------------------------------
E          $   24,098,000       9.625%      A+/A+/A(high)      9.92        119-119     07/13/2015%           64.62%
------------------------------------------------------------------------------------------------------------------------------
F          $   27,541,000       8.625%          A/A/A          9.92        119-119     07/13/2015%           65.33%
------------------------------------------------------------------------------------------------------------------------------


PRIVATE CERTIFICATES(8)



---------------------------------------------------------------------------------------------------------------------------------
            APPROXIMATE                                                                    EXPECTED     APPROXIMATE   CERTIFICATE
        INITIAL CERTIFICATE  APPROXIMATE                                                     FINAL        INITIAL      PRINCIPAL
             BALANCE OR         CREDIT          RATINGS          AVERAGE     PRINCIPAL   DISTRIBUTION   PASS-THROUGH    TO VALUE
CLASS    NOTIONAL AMOUNT(1)    SUPPORT      (FITCH/S&P/DBRS)   LIFE(3)(4)  WINDOW(3)(5)     DATE(3)       RATE(6)       RATIO(7)
---------------------------------------------------------------------------------------------------------------------------------

X-1(9)     $2,754,054,199         --          AAA/AAA/AAA          --            --           --       Variable Rate       --
------------------------------------------------------------------------------------------------------------------------------
G          $   27,540,000       7.625%       A-/A-/A(low)         9.92        119-119     07/13/2015%           66.05%
------------------------------------------------------------------------------------------------------------------------------
H          $   34,426,000       6.375%    BBB+/BBB+/BBB(high)     9.92        119-119     07/13/2015%           66.94%
------------------------------------------------------------------------------------------------------------------------------
J          $   30,983,000       5.250%        BBB/BBB/BBB         9.92        119-119     07/13/2015%           67.75%
------------------------------------------------------------------------------------------------------------------------------
K              41,311,000       3.750%    BBB-/BBB-/BBB(low)      9.92        119-119     07/13/2015%           68.82%
------------------------------------------------------------------------------------------------------------------------------
L - S      $  103,277,199         --              --               --           --            --            --             --
------------------------------------------------------------------------------------------------------------------------------


(Footnotes to table on next page)

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-3

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

Notes:   (1)  As of August 1, 2005. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

         (2)  The percentages indicated under the column "Approximate Credit
              Support" with respect to the Class A-1, Class A-1A, Class A-2,
              Class A-AB, Class A-3, Class A-4A and Class A-4B Certificates
              represent the approximate credit support for the Class A-1, Class
              A-1A, Class A-2, Class A-AB, Class A-3, Class A-4A and Class A-4B
              Certificates in the aggregate. Additionally, the credit support percentage set forth for the Class A-4A Certificates reflects the credit support provided by the Class A-4B Certificates.

         (3)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

         (4)  Average life is expressed in terms of years.

         (5)  Principal window is the period (expressed in terms of months and commencing with the month of September 2005) during which
              distributions of principal are expected to be made to the holders of each designated Class.

         (6)  The Class A-1, A-1A, A-2, A-AB, A-3, A-4A, A-4B, A-J, B, C, D, E,
              F, G, H, J and K Certificates will each accrue interest at either
              (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or, (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.

         (7)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1,
              A-1A, A-2, A-AB, A-3 and A-4B Certificate Principal to Value Ratio
              is calculated based upon the aggregate of the Class A-1, A-1A,
              A-2, A-AB, A-3, A-4A and A-4B Certificate Balances. The Class A-4A
              Certificate Principal to Value Ratio is calculated based upon the aggregate of Class A-4A Certificate Balance and the portions of
              Class A-1, A-1A, A-2, A-AB and A-3 Certificate Balances that are senior to Class A-4B.

         (8)  Not offered pursuant to the Prospectus and Prospectus Supplement.
              Certificates to be offered privately pursuant to Rule 144A.
              Information provided herein regarding the characteristics of these certificates is provided only to enhance understanding of the offered certificates.

         (9)  The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-4

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

I.   ISSUE CHARACTERISTICS

     ISSUE TYPE:              Public: Classes A-1, A-1A, A-2, A-AB, A-3, A-4A,
                              A-4B, X-2, A-J, B, C, D, E and F (the "Offered
                              Certificates")

                              Private (Rule 144A): Classes X-1, G, H, J, K, L,
                              M, N, O, P, Q and S

     SECURITIES OFFERED:      $2,516,517,000 monthly pay, multi-class,
                              sequential pay commercial mortgage REMIC
                              Pass-Through Certificates, including thirteen
                              principal and interest classes (Classes A-1, A-1A,
                              A-2, A-AB, A-3, A-4A, A-4B, A-J, B, C, D, E and F)
                              and one interest only class (Class X-2)

     SELLERS:                 Morgan Stanley Mortgage Capital Inc., Wells Fargo
                              Bank, National Association, Prudential Mortgage
                              Capital Funding, LLC and SunTrust Bank

     LEAD BOOKRUNNING         Morgan Stanley & Co. Incorporated
     MANAGER:

     CO-MANAGERS:             Banc of America Securities LLC, Greenwich Capital
                              Markets, Inc. and SunTrust Capital Markets, Inc.

     MASTER SERVICERS:        Prudential Asset Resources, Inc. with respect to
                              those mortgage loans sold by Prudential Mortgage
                              Capital Funding, LLC and Wells Fargo Bank,
                              National Association with respect to those
                              mortgage loans sold by Wells Fargo Bank, National
                              Association, Morgan Stanley Mortgage Capital Inc.
                              and SunTrust Bank

     SPECIAL SERVICER:        CWCapital Asset Management LLC

     TRUSTEE:                 LaSalle Bank National Association

     CUT-OFF DATE:            August 1, 2005. For purposes of the information
                              contained in this term sheet, scheduled payments
                              due in August 2005 with respect to mortgage loans
                              not having payment dates on the first day of each
                              month have been deemed received on August 1, 2005,
                              not the actual day on which such scheduled
                              payments were due.

     EXPECTED CLOSING DATE:   On or about August _____, 2005

     DISTRIBUTION DATES:      The 13th of each month, commencing in September
                              2005 (or if the 13th is not a business day, the
                              next succeeding business day)

     MINIMUM DENOMINATIONS:   $25,000 for the Class A Certificates, $1,000,000
                              for the Class X-2 Certificates and $100,000 for
                              all other Offered Certificates and in multiples of
                              $1 thereafter

     SETTLEMENT TERMS:        DTC, Euroclear and Clearstream, same day funds,
                              with accrued interest

     LEGAL/REGULATORY         Classes A-1, A-1A, A-2, A-AB, A-3, A-4A, A-4B,
     STATUS:                  A-J, B, C, D, E and F are expected to be eligible
                              for exemptive relief under ERISA. No Class of
                              Certificates is SMMEA eligible.

     RISK FACTORS:            THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT
                              BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                              FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                              THE "RISK FACTORS" SECTION OF THE PROSPECTUS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-5

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

II.  STRUCTURE CHARACTERISTICS

The Class A-1, A-1A, A-2, A-AB, A-3, A-4A, A-4B, A-J, B, C, D, E, F, G, H, J and
K Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, or (iii)
a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

The notional amount of Class X-1 Certificates will at all times be equal to the aggregate of the certificate balances of the classes of principal balance certificates. The notional amount of the Class X-2 Certificates is illustrated in the diagram below. A detailed description of the Class X-2 notional amount is described in the Prospectus Supplement.

                                [GRAPHIC OMITTED]



                                       Month     0     12     24     36     48     60     72     84     96   Maturity

Class A-1        AAA/AAA/AAA                                                                                               $121.2MM
Class A-1A       AAA/AAA/AAA                                                                                               $318.8MM
Class A-2A       AAA/AAA/AAA                                                                                               $294.9MM
Class A-2B       AAA/AAA/AAA                                                                                                $42.1MM
Class A-AB       AAA/AAA/AAA                                                                                               $111.1MM
Class A-3        AAA/AAA/AAA                                                                                               $103.0MM
Class A-4A       AAA/AAA/AAA                                                                                             $1,060.6MM
Class A-4B       AAA/AAA/AAA                                                                                               $151.5MM
Class A-J        AAA/AAA/AAA                                                                                               $175.6MM
Class B          AA+/AA+/AA(high)                                                                                           $24.1MM
Class C          AA/AA/AA                                                                                                   $34.4MM
Class D          AA-/AA-/AA(low)                                                                                            $27.5MM
Class E          A+/A+/A(high)                                                                                              $24.1MM
Class F          A/A/A                                                                                                      $27.5MM
Class G          A-/A-/A(low)                                                                                               $27.5MM
Class H          BBB+/BBB+/BBB(high)                                                                                        $34.4MM
Class J          BBB/BBB/BBB                                                                                                $31.0MM
Class K          BBB-/BBB-/BBB(low)                                                                                         $41.3MM
Class L          BB+/BB+/BB(high)                                                                                           $10.3MM
Class M          BB/BB/BB                                                                                                   $10.3MM
Class N          BB-/BB-/BB(low)                                                                                            $17.2MM
Classes O-S      B+/B+/B(high) to NR                                                                                        $65.4MM

                 [ ] X+1 + X-2 IO Strip      [ ] X-1 Notional       [ ] X-2 Notional


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-6

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

Yield Maintenance/Prepayment   On any Distribution Date, Prepayment Premiums or
Premium Allocation:            Yield Maintenance Charges collected in respect of
                               each mortgage loan included in Loan Group 1
                               during the related Collection Period will be
                               distributed by the paying agent on the Classes of
                               Certificates as follows: to the holders of each
                               of the Class A-1, Class A-2, Class A-AB, Class
                               A-3, Class A-4A, Class A-4B, Class A-J, Class B,
                               Class C, Class D, Class E, Class F, Class G,
                               Class H, Class J and Class K Certificates then
                               entitled to distributions of principal on such
                               Distribution Date, an amount equal to the product
                               of (a) a fraction, the numerator of which is the
                               amount distributed as principal to the holders of
                               that Class on that Distribution Date, and the
                               denominator of which is the total amount
                               distributed as principal to the holders of the
                               Class A-1, Class A-2, Class A-AB, Class A-3,
                               Class A-4A, Class A-4B, Class A-J, Class B, Class
                               C, Class D, Class E, Class F, Class G, Class H,
                               Class J and Class K Certificates, (b) the Base
                               Interest Fraction for the related principal
                               prepayment and that Class and (c) the amount of
                               the Prepayment Premium or Yield Maintenance
                               Charge collected in respect of such principal
                               prepayment during the related Collection Period.

                               On any Distribution Date, Prepayment Premiums or
                               Yield Maintenance Charges collected in respect of
                               each mortgage loan included in Loan Group 2
                               during the related Collection Period will be
                               distributed by the paying agent as follows: to
                               the holders of the Class A-1A Certificates then
                               entitled to distributions of principal on such
                               Distribution Date, an amount equal to the product
                               of (a) a fraction, the numerator of which is the
                               amount distributed as principal to the holders of
                               that Class on that Distribution Date, and the
                               denominator of which is the total amount
                               distributed as principal to the holders of the
                               Class A-1A Certificates, (b) the Base Interest
                               Fraction for the related principal prepayment and
                               that Class and (c) the amount of the Prepayment
                               Premium or Yield Maintenance Charge collected in
                               respect of such principal prepayment during the
                               related Collection Period.

                               Any Prepayment Premiums or Yield Maintenance
                               Charges relating to a mortgage loan in the trust
                               and collected during the related Collection
                               Period remaining after those distributions
                               described above will be distributed to the
                               holders of the Class X Certificates. On any
                               Distribution Date on or before the Distribution
                               Date in __________ , ____% of such Prepayment
                               Premiums or Yield Maintenance Charges remaining
                               after those distributions to the principal
                               classes described above will be distributed to
                               the holders of the Class X-1 Certificates and
                               ___% of the Prepayment Premiums or Yield
                               Maintenance Charges remaining after those
                               distributions to principal classes above will be
                               distributed to the holders of the Class X-2
                               Certificates. After the Distribution Date in
                               ________, any of such Prepayment Premiums or
                               Yield Maintenance Charges remaining after the
                               distributions to principal classes described
                               above will be distributed to the holders of the
                               Class X-1 Certificates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-7

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

                               The following is an example of the Prepayment
                               Premium Allocation under (b) above based on the
                               information contained herein and the following
                               assumptions:

                               Two Classes of Certificates: Class A-1 and X

                               The characteristics of the Mortgage Loan being
                               prepaid are as follows:

                                    -    Loan Balance: $10,000,000

                                    -    Mortgage Rate: 5.50%

                                    -    Maturity Date: 5 years

                               The Discount Rate is equal to 4.00%

                               The Class A-1 Pass-Through Rate is equal to 4.50%



                                                  CLASS A-1 CERTIFICATES
                               ------------------------------------------------------------
                                                                                   YIELD
                                                                                MAINTENANCE
                                            METHOD                 FRACTION      ALLOCATION
                               -------------------------------   -----------    -----------

                                (Class A-1 Pass Through Rate -
                                        Discount Rate)           (4.50%-4.00%)     33.33%
                               -------------------------------   -------------
                               (Mortgage Rate - Discount Rate)   (5.50%-4.00%)




                                                   CLASS X CERTIFICATES
                               ------------------------------------------------------------
                                                                                   YIELD
                                                                                MAINTENANCE
                                            METHOD                 FRACTION      ALLOCATION
                               -------------------------------   -----------    -----------

                                (1 - Class A-1 YM Allocation)     (1-33.33%)       66.67%


THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-8

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

III. SELLERS                   Morgan Stanley Mortgage Capital Inc. ("MSMC")

                               The Mortgage Pool includes 111 Mortgage Loans,
                               representing 74.5% of the Initial Pool Balance,
                               that were originated by or on behalf of MSMC or
                               purchased from a third party.

                               MSMC is a subsidiary of Morgan Stanley & Co.
                               Incorporated and was formed to originate and
                               purchase mortgage loans secured by commercial and
                               multifamily real estate.

                               Wells Fargo Bank, National Association ("WFB")

                               The Mortgage Pool includes 35 Mortgage Loans,
                               representing 14.2% of the Initial Pool Balance,
                               that were originated by WFB.

                               WFB is a national banking association and
                               affiliate of Wells Fargo & Company that provides
                               a full range of banking services to individual,
                               agribusiness, real estate, commercial and small
                               business customers. The loans originated by WFB
                               were originated through its Capital Markets
                               Group.

                               Prudential Mortgage Capital Funding, LLC ("PMCF")

                               The Mortgage Pool includes 22 Mortgage Loans,
                               representing 9.3% of the Initial Pool Balance,
                               that were originated by or on behalf of PMCF or
                               purchased from PMCC.

                               PMCF is a limited liability company organized
                               under the laws of the State of Delaware. PMCF is
                               a wholly-owned, limited purpose, subsidiary of
                               PMCC, which is a real estate financial services
                               company which originates commercial and
                               multifamily real estate loans throughout the
                               United States. PMCF was organized for the purpose
                               of acquiring loans originated by PMCC and holding
                               them pending securitization or other disposition.
                               PMCC has primary offices in Atlanta, Chicago, San
                               Francisco and Newark, New Jersey. The principal
                               offices of PMCC are located at 4 Gateway Center,
                               8th Floor, 100 Mulberry Street, Newark, New
                               Jersey 07102. The pooled mortgage loans for which
                               PMCF is the applicable mortgage loan seller were
                               originated by PMCC (or a wholly-owned subsidiary
                               of PMCC). Prudential Asset Resources, Inc., an
                               affiliate of PMCF and PMCC, is one of the master
                               servicers and the servicer report administrator
                               under the Pooling and Servicing Agreement.

                               SunTrust Bank ("SunTrust")

                               The Mortgage Pool includes 9 Mortgage Loans,
                               representing 1.9% of the Initial Pool Balance,
                               that were originated by SunTrust.

                               SunTrust is a Georgia banking corporation and a
                               member of the Federal Reserve System. Each of the
                               SunTrust Loans was originated and underwritten by
                               SunTrust. The principal offices of SunTrust are
                               located at 303 Peachtree Street, Atlanta, GA
                               30308. SunTrust is a sub-servicer for loans
                               serviced by Wells Fargo Bank, National
                               Association under the Pooling and Servicing
                               Agreement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-9

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

IV.  COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS



--------------------------------------------------------------------------------------------
      LOAN                                                        PROPERTY     CUT-OFF DATE
NO.  SELLER        PROPERTY NAME            CITY        STATE       TYPE          BALANCE
--------------------------------------------------------------------------------------------

  1   MSMC   Lincoln Square Retail    New York            NY      Mixed Use   $  340,000,000
--------------------------------------------------------------------------------------------
  2   MSMC   1500 Broadway            New York            NY       Office     $  287,000,000
--------------------------------------------------------------------------------------------
  3   MSMC   U-Haul Portfolio         Various          Various  Self Storage  $  194,727,099
--------------------------------------------------------------------------------------------
  4   MSMC   Landmark @ One Market    San Francisco       CA       Office     $  133,000,000
--------------------------------------------------------------------------------------------
  5   MSMC   Coronado Center          Albuquerque         NM       Retail     $  129,709,589
--------------------------------------------------------------------------------------------
  6   MSMC   Melrose Minneapolis      Minneapolis         MN     Multifamily  $   29,105,000
             Melrose Jacksonville     Jacksonville        FL     Multifamily  $   21,829,000
             Melrose College Station  College Station     TX     Multifamily  $   17,661,000
             Melrose Gainesville      Gainesville         FL     Multifamily  $   14,155,000
                                                                              --------------
                             Subtotal:                                        $   82,750,000
--------------------------------------------------------------------------------------------
  7   WFB    Tanasbourne Town Center  Hillsboro           OR       Retail     $   58,000,000
--------------------------------------------------------------------------------------------
  8   PMCF   Oviedo Marketplace       Oviedo              FL       Retail     $   54,820,774
--------------------------------------------------------------------------------------------
  9   MSMC   Uptown Park              Houston             TX       Retail     $   49,000,000
--------------------------------------------------------------------------------------------
 10   WFB    Arrowhead Crossing       Peoria              AZ       Retail     $   47,580,000
--------------------------------------------------------------------------------------------
             TOTAL/WEIGHTED AVERAGE:                                          $1,376,587,462
--------------------------------------------------------------------------------------------

--------------------------------------------------------
      % OF                              CUT-OFF
     TOTAL    UNITS/   LOAN PER           DATE   BALLOON
NO.   POOL      SF      UNIT/SF   DSCR    LTV      LTV
--------------------------------------------------------

  1  12.3%    503,178   $   676  1.36x   73.9%    73.9%
--------------------------------------------------------
  2  10.4%    513,563   $   559  1.24x   75.3%    75.3%
--------------------------------------------------------
  3   7.1%  3,416,349   $    70  1.42x   74.0%    56.6%
--------------------------------------------------------
  4   4.8%    437,228   $   304  1.33x   70.0%    70.0%
--------------------------------------------------------
  5   4.7%    526,651   $   246  1.66x   49.9%    46.2%
--------------------------------------------------------
  6   1.1%        278   $63,752  1.61x   66.1%    66.1%
      0.8%        360   $63,752  1.61x   66.1%    66.1%
      0.6%        348   $63,752  1.61x   66.1%    66.1%
      0.5%        312   $63,752  1.61x   66.1%    66.1%
      ---   ---------   -------  ----    ----     ----
      3.0%      1,298   $63,752  1.61x   66.1%    66.1%
--------------------------------------------------------
  7   2.1%    309,617   $   187  1.52x   74.8%    74.8%
--------------------------------------------------------
  8   2.0%    434,734   $   126  1.48x   59.5%    53.1%
--------------------------------------------------------
  9   1.8%    169,110   $   290  1.48x   68.5%    68.5%
--------------------------------------------------------
 10   1.7%    346,428   $   137  1.50x   78.0%    78.0%
--------------------------------------------------------
                                 1.40X   70.5%    67.4%
--------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear Stearns
& Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-10

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

                         PARI PASSU AND COMPANION LOANS



--------------------------------------------------------------------------------------------------------------------------
                                                 CURRENT                                                   ORIGINAL B-NOTE
  NO.       PROPERTY NAME          DEAL      A-NOTE BALANCES  MASTER SERVICER       SPECIAL SERVICER           BALANCE
--------------------------------------------------------------------------------------------------------------------------

  3-163  U-Haul Portfolio     MSCI 2005-HQ6*   $194,727,099     Wells Fargo    CWCapital Asset Management        NAP
                              TBD              $ 44,937,023
--------------------------------------------------------------------------------------------------------------------------
182-373  FRIS Chkn Portfolio  MSCI 2005-HQ6*   $ 24,902,989     Wells Fargo    CWCapital Asset Management    $25,000,000
                              TBD              $ 24,902,989
--------------------------------------------------------------------------------------------------------------------------


*    Denotes deal with lead servicer

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-11

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

I.   TOTAL POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------
                           NO. OF       AGGREGATE
                          MORTGAGE    CUT-OFF DATE     % OF
                            LOANS      BALANCE ($)     POOL
-----------------------------------------------------------
1,000,001 - 2,000,000         14         24,752,191     0.9
2,000,001 - 3,000,000         19         49,628,131     1.8
3,000,001 - 4,000,000         24         84,350,223     3.1
4,000,001 - 5,000,000         17         77,622,675     2.8
5,000,001 - 6,000,000         15         81,950,283     3.0
6,000,001 - 7,000,000         12         79,292,197     2.9
7,000,001 - 8,000,000          3         22,541,639     0.8
8,000,001 - 9,000,000          4         33,826,026     1.2
9,000,001 - 10,000,000         7         65,133,768     2.4
10,000,001 - 15,000,000       20        252,764,125     9.2
15,000,001 - 20,000,000       17        288,226,013    10.5
20,000,001 - 30,000,000        7        188,607,006     6.8
30,000,001 >=                 18      1,505,359,922    54.7
-----------------------------------------------------------
TOTAL:                       177     $2,754,054,199   100.0%
-----------------------------------------------------------
Min: $1,269,680    Max: $340,000,000   Average: $15,559,628
-----------------------------------------------------------

STATE
------------------------------------------------
               NO. OF        AGGREGATE
              MORTGAGED    CUT-OFF DATE     % OF
             PROPERTIES     BALANCE ($)     POOL
------------------------------------------------
New York          24         779,673,253    28.3
California        44         405,273,832    14.7
Florida           29         258,415,023     9.4
Texas            132         172,692,678     6.3
Other            320       1,137,999,414    41.3
------------------------------------------------
TOTAL:           549      $2,754,054,199   100.0%
------------------------------------------------

PROPERTY TYPE
----------------------------------------------------------
                          NO. OF       AGGREGATE
                         MORTGAGED   CUT-OFF DATE     % OF
                        PROPERTIES    BALANCE ($)     POOL
----------------------------------------------------------
Retail                     273         969,861,987    35.2
Office                      32         642,365,870    23.3
Mixed Use                    9         420,270,535    15.3
Multifamily                 33         308,465,154    11.2
Self Storage               172         226,761,302     8.2
Hospitality                 18         108,014,880     3.9
Industrial/Warehouse        11          76,068,909     2.8
RV Park                      1           2,245,563     0.1
----------------------------------------------------------
TOTAL:                     549      $2,754,054,199   100.0%
----------------------------------------------------------

AMORTIZATION TYPE
------------------------------------------------------------------
                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
------------------------------------------------------------------
Amortizing Balloon                  121      1,144,805,199    41.6
Interest Only                        12      1,130,330,000    41.0
Interest Only, then Amortizing       44        478,919,000    17.4
Balloon
------------------------------------------------------------------
TOTAL:                              177     $2,754,054,199   100.0%
------------------------------------------------------------------

MORTGAGE RATE (%)
---------------------------------------------------
                   NO. OF       AGGREGATE
                  MORTGAGE    CUT-OFF DATE     % OF
                    LOANS      BALANCE ($)     POOL
---------------------------------------------------
4.5001 - 5.0000        4        121,290,000     4.4
5.0001 - 5.5000       87      1,534,135,551    55.7
5.5001 - 6.0000       79      1,031,021,384    37.4
6.0001 - 6.5000        7         67,607,264     2.5
---------------------------------------------------
TOTAL:               177     $2,754,054,199   100.0%
---------------------------------------------------
Min: 4.690%       Max: 6.490%       Wtd Avg: 5.462%
---------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
---------------------------------------------
             NO. OF       AGGREGATE
            MORTGAGE    CUT-OFF DATE     % OF
              LOANS      BALANCE ($)     POOL
---------------------------------------------
1 - 60          17        493,673,145    17.9
61 - 120       157      2,225,393,962    80.8
121 - 180        3         34,987,092     1.3
---------------------------------------------
TOTAL:         177     $2,754,054,199   100.0%
---------------------------------------------
Min: 60 mos.  Max: 180 mos. Wtd Avg: 109 mos.
---------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
---------------------------------------------
             NO. OF       AGGREGATE
            MORTGAGE    CUT-OFF DATE     % OF
              LOANS      BALANCE ($)     POOL
---------------------------------------------
1 - 60          17        493,673,145    17.9
61 - 120       157      2,225,393,962    80.8
121 - 180        3         34,987,092     1.3
---------------------------------------------
TOTAL:         177     $2,754,054,199   100.0%
---------------------------------------------
Min: 56 mos.  Max: 175 mos. Wtd Avg: 106 mos.
---------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)
-------------------------------------------------
                 NO. OF       AGGREGATE
                MORTGAGE    CUT-OFF DATE     % OF
                  LOANS      BALANCE ($)     POOL
-------------------------------------------------
Interest Only       12      1,130,330,000    41.0
181 - 240            1         13,469,083     0.5
241 - 300           41        473,135,350    17.2
301 - 360          123      1,137,119,767    41.3
-------------------------------------------------
TOTAL:             177     $2,754,054,199   100.0%
-------------------------------------------------
Min: 240 mos.   Max: 360 mos.   Wtd Avg: 339 mos.
-------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
-------------------------------------------------
                 NO. OF       AGGREGATE
                MORTGAGE    CUT-OFF DATE     % OF
                  LOANS      BALANCE ($)     POOL
-------------------------------------------------
Interest Only       12      1,130,330,000    41.0
181 - 240            1         13,469,083     0.5
241 - 300           41        473,135,350    17.2
301 - 360          123      1,137,119,767    41.3
-------------------------------------------------
TOTAL:             177     $2,754,054,199   100.0%
-------------------------------------------------
Min: 239 mos.   Max: 360 mos.   Wtd Avg: 337 mos.
-------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------
               NO. OF       AGGREGATE
              MORTGAGE    CUT-OFF DATE     % OF
                LOANS      BALANCE ($)     POOL
-----------------------------------------------
30.1 - 40.0        2          3,784,903     0.1
40.1 - 50.0        3        157,552,655     5.7
50.1 - 60.0        9        121,147,317     4.4
60.1 - 70.0       44        589,258,678    21.4
70.1 - 80.0      116      1,865,018,105    67.7
80.1 >=            3         17,292,540     0.6
-----------------------------------------------
TOTAL:           177     $2,754,054,199   100.0%
-----------------------------------------------
Min: 34.0%       Max: 80.5%      Wtd Avg: 71.5%
-----------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
-----------------------------------------------
               NO. OF       AGGREGATE
              MORTGAGE    CUT-OFF DATE     % OF
                LOANS      BALANCE ($)     POOL
-----------------------------------------------
20.1 - 30.0        2          3,784,903     0.1
30.1 - 40.0        4         55,043,483     2.0
40.1 - 50.0        8        179,889,245     6.5
50.1 - 60.0       56        604,432,686    21.9
60.1 - 70.0       83        870,535,706    31.6
70.1 - 80.0       24      1,040,368,176    37.8
-----------------------------------------------
TOTAL:           177     $2,754,054,199   100.0%
-----------------------------------------------
Min: 28.5%       Max: 79.5%      Wtd Avg: 64.9%
-----------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------
               NO. OF       AGGREGATE
              MORTGAGE    CUT-OFF DATE     % OF
                LOANS      BALANCE ($)     POOL
-----------------------------------------------
1.11 - 1.20        7         36,221,415     1.3
1.21 - 1.30       35        478,865,985    17.4
1.31 - 1.40       39        753,492,369    27.4
1.41 - 1.50       37        649,660,895    23.6
1.51 - 1.60       23        298,120,225    10.8
1.61 - 1.70       18        359,825,452    13.1
1.71 - 1.80        8         67,576,527     2.5
1.81 >=           10        110,291,331     4.0
-----------------------------------------------
TOTAL:           177     $2,754,054,199   100.0%
-----------------------------------------------
Min: 1.16x       Max: 2.61x      Wtd Avg: 1.46x
-----------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-12

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

II.  LOAN GROUP I

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------
                           NO. OF       AGGREGATE
                          MORTGAGE    CUT-OFF DATE    % OF
                            LOANS      BALANCE ($)    POOL
-----------------------------------------------------------
1,000,001 - 2,000,000         12         21,256,663     0.9
2,000,001 - 3,000,000         15         37,954,327     1.6
3,000,001 - 4,000,000         23         80,461,019     3.3
4,000,001 - 5,000,000         13         59,774,001     2.5
5,000,001 - 6,000,000         14         76,605,848     3.1
6,000,001 - 7,000,000         12         79,292,197     3.3
7,000,001 - 8,000,000          2         15,501,639     0.6
8,000,001 - 9,000,000          3         25,376,026     1.0
9,000,001 - 10,000,000         7         65,133,768     2.7
10,000,001 - 15,000,000       13        160,849,476     6.6
15,000,001 - 20,000,000       14        237,797,952     9.8
20,000,001 - 30,000,000        7        188,607,006     7.7
30,000,001 >=                 16      1,386,609,922    56.9
-----------------------------------------------------------
TOTAL:                       151     $2,435,219,846   100.0%
-----------------------------------------------------------
Min: $1,269,680    Max: $340,000,000   Average: $16,127,284
-----------------------------------------------------------

STATE
------------------------------------------------
               NO. OF       AGGREGATE
              MORTGAGE    CUT-OFF DATE      % OF
             PROPERTIES    BALANCE ($)      POOL
------------------------------------------------
New York          22         769,864,827    31.6
California        40         347,422,800    14.3
Florida           24         191,336,271     7.9
Texas            130         151,142,474     6.2
Other            304         975,453,474    40.1
------------------------------------------------
TOTAL:           520      $2,435,219,846   100.0%
------------------------------------------------

PROPERTY TYPE
----------------------------------------------------------
                         NO. OF        AGGREGATE
                        MORTGAGE     CUT-OFF DATE     % OF
                       PROPERTIES     BALANCE ($)     POOL
----------------------------------------------------------
Retail                     273         969,861,987    39.8
Office                      32         642,365,870    26.4
Mixed Use                    7         405,322,409    16.6
Self Storage               172         226,761,302     9.3
Hospitality                 18         108,014,880     4.4
Industrial/Warehouse        11          76,068,909     3.1
Multifamily                  6           4,578,927     0.2
RV Park                      1           2,245,563     0.1
----------------------------------------------------------
TOTAL:                     520      $2,435,219,846   100.0%
----------------------------------------------------------

AMORTIZATION TYPE
------------------------------------------------------------------
                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
------------------------------------------------------------------
Amortizing Balloon                  105      1,039,725,846    42.7
Interest Only                        10      1,011,580,000    41.5
Interest Only, then Amortizing
Balloon                              36        383,914,000    15.8
------------------------------------------------------------------
TOTAL:                              151     $2,435,219,846   100.0%
------------------------------------------------------------------

MORTGAGE RATE (%)
---------------------------------------------------
                   NO. OF       AGGREGATE
                  MORTGAGE    CUT-OFF DATE     % OF
                    LOANS      BALANCE ($)     POOL
---------------------------------------------------
4.5001 - 5.0000        2         31,500,000     1.3
5.0001 - 5.5000       74      1,386,968,261    57.0
5.5001 - 6.0000       68        949,144,321    39.0
6.0001 - 6.5000        7         67,607,264     2.8
---------------------------------------------------
TOTAL:               151     $2,435,219,846   100.0%
---------------------------------------------------
Min: 4.900%       Max: 6.490%       Wtd Avg: 5.490%
---------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
---------------------------------------------
             NO. OF       AGGREGATE
            MORTGAGE    CUT-OFF DATE     % OF
              LOANS      BALANCE ($)     POOL
---------------------------------------------
1 - 60          13        364,894,501    15.0
61 - 120       137      2,064,653,253    84.8
121 - 180        1          5,672,092     0.2
---------------------------------------------
TOTAL:         151     $2,435,219,846   100.0%
---------------------------------------------
Min: 60 mos.  Max: 180 mos. Wtd Avg: 110 mos.
---------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
---------------------------------------------
             NO. OF       AGGREGATE
            MORTGAGE    CUT-OFF DATE     % OF
              LOANS      BALANCE ($)     POOL
---------------------------------------------
1 - 60          13        364,894,501    15.0
61 - 120       137      2,064,653,253    84.8
121 - 180        1          5,672,092     0.2
---------------------------------------------
TOTAL:         151     $2,435,219,846   100.0%
---------------------------------------------
Min: 56 mos.  Max: 175 mos. Wtd Avg: 107 mos.
---------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)
-------------------------------------------------
                 NO. OF       AGGREGATE
                MORTGAGE    CUT-OFF DATE     % OF
                  LOANS      BALANCE ($)     POOL
-------------------------------------------------
Interest Only       10      1,011,580,000    41.5
181 - 240            1         13,469,083     0.6
241 - 300           40        459,902,999    18.9
301 - 360          100        950,267,764    39.0
-------------------------------------------------
TOTAL:             151     $2,435,219,846   100.0%
-------------------------------------------------
Min: 240 mos.   Max: 360 mos.   Wtd Avg: 338 mos.
-------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
-------------------------------------------------
                 NO. OF       AGGREGATE
                MORTGAGE    CUT-OFF DATE     % OF
                  LOANS      BALANCE ($)     POOL
-------------------------------------------------
Interest Only       10      1,011,580,000    41.5
181 - 240            1         13,469,083     0.6
241 - 300           40        459,902,999    18.9
301 - 360          100        950,267,764    39.0
-------------------------------------------------
TOTAL:             151     $2,435,219,846   100.0%
-------------------------------------------------
Min: 239 mos.   Max: 360 mos.   Wtd Avg: 336 mos.
-------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------
               NO. OF       AGGREGATE
              MORTGAGE    CUT-OFF DATE     % OF
                LOANS      BALANCE ($)     POOL
-----------------------------------------------
30.1 - 40.0        2          3,784,903     0.2
40.1 - 50.0        3        157,552,655     6.5
50.1 - 60.0        8        107,914,966     4.4
60.1 - 70.0       36        462,795,214    19.0
70.1 - 80.0      100      1,690,379,567    69.4
80.1 >=            2         12,792,540     0.5
-----------------------------------------------
TOTAL:           151     $2,435,219,846   100.0%
-----------------------------------------------
Min: 34.0%       Max: 80.5%      Wtd Avg: 71.5%
-----------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
-----------------------------------------------
               NO. OF       AGGREGATE
              MORTGAGE    CUT-OFF DATE     % OF
                LOANS      BALANCE ($)     POOL
-----------------------------------------------
20.1 - 30.0        2          3,784,903     0.2
30.1 - 40.0        4         55,043,483     2.3
40.1 - 50.0        7        166,656,894     6.8
50.1 - 60.0       49        560,719,223    23.0
60.1 - 70.0       69        682,485,812    28.0
70.1 - 80.0       20        966,529,531    39.7
-----------------------------------------------
TOTAL:           151     $2,435,219,846   100.0%
-----------------------------------------------
Min: 28.5%       Max: 79.5%      Wtd Avg: 64.8%
-----------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------
               NO. OF       AGGREGATE
              MORTGAGE    CUT-OFF DATE     % OF
                LOANS      BALANCE ($)     POOL
-----------------------------------------------
1.11 - 1.20        2          6,851,013     0.3
1.21 - 1.30       32        459,779,053    18.9
1.31 - 1.40       36        721,913,530    29.6
1.41 - 1.50       31        550,563,093    22.6
1.51 - 1.60       19        269,225,620    11.1
1.61 - 1.70       14        256,059,677    10.5
1.71 - 1.80        7         60,536,527     2.5
1.81 >=           10        110,291,331     4.5
-----------------------------------------------
TOTAL:           151     $2,435,219,846   100.0%
-----------------------------------------------
Min: 1.16x       Max: 2.61x      Wtd Avg: 1.45x
-----------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-13

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

III. LOAN GROUP II

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------
                           NO. OF      AGGREGATE
                          MORTGAGE   CUT-OFF DATE    % OF
                            LOANS     BALANCE ($)    POOL
---------------------------------------------------------
1,000,001 - 2,000,000         2         3,495,527     1.1
2,000,001 - 3,000,000         4        11,673,803     3.7
3,000,001 - 4,000,000         1         3,889,203     1.2
4,000,001 - 5,000,000         4        17,848,675     5.6
5,000,001 - 6,000,000         1         5,344,434     1.7
7,000,001 - 8,000,000         1         7,040,000     2.2
8,000,001 - 9,000,000         1         8,450,000     2.7
10,000,001 - 15,000,000       7        91,914,649    28.8
15,000,001 - 20,000,000       3        50,428,061    15.8
30,000,001 >=                 2       118,750,000    37.2
---------------------------------------------------------
TOTAL:                       26      $318,834,354   100.0%
---------------------------------------------------------
Min: $1,715,775   Max: $82,750,000   Average: $12,262,860
---------------------------------------------------------

STATE
--------------------------------------------------
                   NO. OF       AGGREGATE
                  MORTGAGED   CUT-OFF DATE    % OF
                 PROPERTIES    BALANCE ($)    POOL
--------------------------------------------------
Florida               5         67,078,752    21.0
California            4         57,851,032    18.1
North Carolina        3         32,147,434    10.1
Pennsylvania          2         32,003,050    10.0
Other                15        129,754,086    40.7
--------------------------------------------------
TOTAL:               29       $318,834,354   100.0%
--------------------------------------------------

PROPERTY TYPE
-----------------------------------------------
                NO. OF       AGGREGATE
               MORTGAGED   CUT-OFF DATE    % OF
              PROPERTIES    BALANCE ($)    POOL
-----------------------------------------------
Multifamily       27        303,886,227    95.3
Mixed Use          2         14,948,126     4.7
-----------------------------------------------
TOTAL:            29       $318,834,354   100.0%
-----------------------------------------------

AMORTIZATION TYPE
----------------------------------------------------------------
                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
----------------------------------------------------------------
Amortizing Balloon                  16       105,079,354    33.0
Interest Only                        2       118,750,000    37.2
Interest Only, then Amortizing
   Balloon                           8        95,005,000    29.8
----------------------------------------------------------------
TOTAL:                              26      $318,834,354   100.0%
----------------------------------------------------------------

MORTGAGE RATE (%)
-------------------------------------------------
                   NO. OF      AGGREGATE
                  MORTGAGE   CUT-OFF DATE    % OF
                    LOANS     BALANCE ($)    POOL
-------------------------------------------------
4.5001 - 5.0000       2        89,790,000    28.2
5.0001 - 5.5000      13       147,167,290    46.2
5.5001 - 6.0000      11        81,877,063    25.7
-------------------------------------------------
TOTAL:               26      $318,834,354   100.0%
-------------------------------------------------
Min: 4.690%      Max: 5.970%      Wtd Avg: 5.247%
-------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
-------------------------------------------
             NO. OF      AGGREGATE
            MORTGAGE   CUT-OFF DATE    % OF
              LOANS     BALANCE ($)    POOL
-------------------------------------------
1 - 60          4       128,778,645    40.4
61 - 120       20       160,740,709    50.4
121 - 180       2        29,315,000     9.2
-------------------------------------------
TOTAL:         26      $318,834,354   100.0%
-------------------------------------------
Min: 60 mos. Max: 156 mos. Wtd Avg: 99 mos.
-------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
-------------------------------------------
             NO. OF      AGGREGATE
            MORTGAGE   CUT-OFF DATE    % OF
              LOANS     BALANCE ($)    POOL
-------------------------------------------
1 - 60          4       128,778,645    40.4
61 - 120       20       160,740,709    50.4
121 - 180       2        29,315,000     9.2
-------------------------------------------
 TOTAL:        26      $318,834,354   100.0%
-------------------------------------------
Min: 56 mos. Max: 152 mos. Wtd Avg: 96 mos.
-------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)
-----------------------------------------------
                 NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE    % OF
                  LOANS     BALANCE ($)    POOL
-----------------------------------------------
Interest Only       2       118,750,000    37.2
241 - 300           1        13,232,351     4.2
301 - 360          23       186,852,002    58.6
-----------------------------------------------
 TOTAL:            26      $318,834,354   100.0%
-----------------------------------------------
Min: 300 mos.  Max: 360 mos.  Wtd Avg: 353 mos.
-----------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
-----------------------------------------------
                 NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE    % OF
                  LOANS     BALANCE ($)    POOL
-----------------------------------------------
Interest Only       2       118,750,000    37.2
241 - 300           1        13,232,351     4.2
301 - 360          23       186,852,002    58.6
-----------------------------------------------
 TOTAL:            26      $318,834,354   100.0%
-----------------------------------------------
Min: 299 mos.  Max: 360 mos.  Wtd Avg: 350 mos.
-----------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
---------------------------------------------
               NO. OF      AGGREGATE
              MORTGAGE   CUT-OFF DATE    % OF
                LOANS     BALANCE ($)    POOL
---------------------------------------------
50.1 - 60.0       1        13,232,351     4.2
60.1 - 70.0       8       126,463,464    39.7
70.1 - 80.0      16       174,638,539    54.8
80.1 >=           1         4,500,000     1.4
---------------------------------------------
TOTAL:           26      $318,834,354   100.0%
---------------------------------------------
Min: 58.4%      Max: 80.2%     Wtd Avg: 71.9%
---------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
---------------------------------------------
               NO. OF      AGGREGATE
              MORTGAGE   CUT-OFF DATE    % OF
                LOANS     BALANCE ($)    POOL
---------------------------------------------
40.1 - 50.0       1        13,232,351     4.2
50.1 - 60.0       7        43,713,464    13.7
60.1 - 70.0      14       188,049,894    59.0
70.1 - 80.0       4        73,838,645    23.2
---------------------------------------------
 TOTAL:          26      $318,834,354   100.0%
---------------------------------------------
Min: 45.1%      Max: 79.1%     Wtd Avg: 65.2%
---------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
---------------------------------------------
               NO. OF      AGGREGATE
              MORTGAGE   CUT-OFF DATE    % OF
                LOANS     BALANCE ($)    POOL
---------------------------------------------
1.11 - 1.20       5        29,370,402     9.2
1.21 - 1.30       3        19,086,932     6.0
1.31 - 1.40       3        31,578,838     9.9
1.41 - 1.50       6        99,097,802    31.1
1.51 - 1.60       4        28,894,604     9.1
1.61 - 1.70       4       103,765,775    32.5
1.71 - 1.80       1         7,040,000     2.2
---------------------------------------------
TOTAL:           26      $318,834,354   100.0%
---------------------------------------------
Min: 1.17x      Max: 1.73x     Wtd Avg: 1.47x
---------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-14

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)



--------------------------------------------------------------------------------------------
Prepayment Restrictions        AUG-05           AUG-06           AUG-07           AUG-08
--------------------------------------------------------------------------------------------

Locked Out                         100.00%          100.00%           85.07%           82.82%
Greater of YM and 1.00%              0.00%            0.00%           14.87%           17.12%
Yield Maintenance                    0.00%            0.00%            0.06%            0.05%
Open                                 0.00%            0.00%            0.00%            0.00%
--------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------
Pool Balance Outstanding   $2,754,054,199   $2,736,102,744   $2,714,683,809   $2,690,374,424
% Initial Pool Balance             100.00%           99.35%           98.57%           97.69%
--------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------
Prepayment Restrictions        AUG-09           AUG-10           AUG-11            AUG-12
---------------------------------------------------------------------------------------------

Locked Out                          82.25%           89.41%           89.45%           89.23%
Greater of YM and 1.00%             17.70%           10.52%           10.49%           10.70%
Yield Maintenance                    0.05%            0.06%            0.06%            0.06%
Open                                 0.00%            0.00%            0.00%            0.00%
---------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%
---------------------------------------------------------------------------------------------
Pool Balance Outstanding   $2,664,121,052   $2,155,743,085   $2,127,888,482   $2,050,188,095
% Initial Pool Balance              96.73%           78.28%           77.26%           74.44%
---------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------
Prepayment Restrictions        AUG-13           AUG-14           AUG-15            AUG-16
---------------------------------------------------------------------------------------------

Locked Out                          88.89%           86.42%        100.00%          100.00%
Greater of YM and 1.00%             10.66%           10.47%          0.00%            0.00%
Yield Maintenance                    0.06%            0.06%          0.00%            0.00%
Open                                 0.38%            3.05%          0.00%            0.00%
---------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%        100.00%          100.00%
---------------------------------------------------------------------------------------------
Pool Balance Outstanding   $2,020,274,771   $1,943,643,065    $30,341,828      $29,642,141
% Initial Pool Balance              73.36%           70.57%          1.10%            1.08%
---------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------
Prepayment Restrictions        AUG-17           AUG-18           AUG-19            AUG-20
---------------------------------------------------------------------------------------------

Locked Out                       100.00%          100.00%          100.00%         0.00%
Greater of YM and 1.00%            0.00%            0.00%            0.00%         0.00%
Yield Maintenance                  0.00%            0.00%            0.00%         0.00%
Open                               0.00%            0.00%            0.00%         0.00%
---------------------------------------------------------------------------------------------
TOTALS                           100.00%          100.00%          100.00%         0.00%
---------------------------------------------------------------------------------------------
Pool Balance Outstanding    $28,896,274       $4,330,918       $4,180,277         $   0
% Initial Pool Balance             1.05%            0.16%            0.15%         0.00%
---------------------------------------------------------------------------------------------


Notes:

(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  Def/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-15

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)



---------------------------------------------------------------------------------------------
Prepayment Restrictions        AUG-05           AUG-06           AUG-07           AUG-08
---------------------------------------------------------------------------------------------

Locked Out                         100.00%          100.00%           88.06%           85.68%
Greater of YM and 1.00%              0.00%            0.00%           11.88%           14.26%
Yield Maintenance                    0.00%            0.00%            0.06%            0.06%
Open                                 0.00%            0.00%            0.00%            0.00%
---------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%
---------------------------------------------------------------------------------------------
Pool Balance Outstanding   $2,435,219,846   $2,418,767,287   $2,399,380,866   $2,377,552,062
% Initial Pool Balance             100.00%           99.32%           98.53%           97.63%
---------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------
Prepayment Restrictions        AUG-09           AUG-10           AUG-11           AUG-12
---------------------------------------------------------------------------------------------

Locked Out                          85.07%           88.59%           88.63%           88.39%
Greater of YM and 1.00%             14.87%           11.34%           11.30%           11.54%
Yield Maintenance                    0.06%            0.07%            0.07%            0.07%
Open                                 0.00%            0.00%            0.00%            0.00%
---------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%
---------------------------------------------------------------------------------------------
Pool Balance Outstanding   $2,354,020,876   $1,976,799,508   $1,952,198,618   $1,877,908,871
% Initial Pool Balance              96.67%           81.18%           80.17%           77.11%
---------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------
Prepayment Restrictions        AUG-13           AUG-14           AUG-15           AUG-16
--------------------------------------------------------------------------------------------

Locked Out                          88.02%           85.52%        100.00%          100.00%
Greater of YM and 1.00%             11.49%           11.30%          0.00%            0.00%
Yield Maintenance                    0.07%            0.07%          0.00%            0.00%
Open                                 0.42%            3.11%          0.00%            0.00%
--------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%        100.00%          100.00%
--------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,851,625,729   $1,778,829,309     $4,733,759       $4,607,561
% Initial Pool Balance              76.04%           73.05%          0.19%            0.19%
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------
Prepayment Restrictions        AUG-17           AUG-18           AUG-19           AUG-20
--------------------------------------------------------------------------------------------

Locked Out                       100.00%          100.00%          100.00%         0.00%
Greater of YM and 1.00%            0.00%            0.00%            0.00%         0.00%
Yield Maintenance                  0.00%            0.00%            0.00%         0.00%
Open                               0.00%            0.00%            0.00%         0.00%
--------------------------------------------------------------------------------------------
TOTALS                           100.00%          100.00%          100.00%         0.00%
--------------------------------------------------------------------------------------------
Pool Balance Outstanding     $4,473,191       $4,330,918       $4,180,277         $   0
% Initial Pool Balance             0.18%            0.18%            0.17%         0.00%
--------------------------------------------------------------------------------------------


Notes:

(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  Def/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-16

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)



------------------------------------------------------------------------------------
Prepayment Restrictions       AUG-05         AUG-06         AUG-07         AUG-08
------------------------------------------------------------------------------------

Locked Out                       100.00%        100.00%         62.34%         61.13%
Greater of YM and 1.00%            0.00%          0.00%         37.66%         38.87%
Open                               0.00%          0.00%          0.00%          0.00%
------------------------------------------------------------------------------------
TOTALS                           100.00%        100.00%        100.00%        100.00%
------------------------------------------------------------------------------------
Pool Balance Outstanding   $318,834,354   $317,335,456   $315,302,943   $312,822,362
% Initial Pool Balance           100.00%         99.53%         98.89%         98.11%
------------------------------------------------------------------------------------




------------------------------------------------------------------------------------
Prepayment Restrictions       AUG-09         AUG-10         AUG-11         AUG-12
------------------------------------------------------------------------------------

Locked Out                        60.80%         98.46%         98.46%         98.46%
Greater of YM and 1.00%           39.20%          1.54%          1.54%          1.54%
Open                               0.00%          0.00%          0.00%          0.00%
------------------------------------------------------------------------------------
TOTALS                           100.00%        100.00%        100.00%        100.00%
------------------------------------------------------------------------------------
Pool Balance Outstanding   $310,100,176   $178,943,576   $175,689,864   $172,279,224
% Initial Pool Balance            97.26%         56.12%         55.10%         54.03%
------------------------------------------------------------------------------------




----------------------------------------------------------------------------------
Prepayment Restrictions       AUG-13         AUG-14         AUG-15        AUG-16
----------------------------------------------------------------------------------

Locked Out                        98.46%         96.11%       100.00%       100.00%
Greater of YM and 1.00%            1.54%          1.54%         0.00%         0.00%
Open                               0.00%          2.35%         0.00%         0.00%
----------------------------------------------------------------------------------
TOTALS                           100.00%        100.00%       100.00%       100.00%
----------------------------------------------------------------------------------
Pool Balance Outstanding   $168,649,042   $164,813,757   $25,608,069   $25,034,579
% Initial Pool Balance            52.90%         51.69%         8.03%         7.85%
----------------------------------------------------------------------------------


---------------------------------------------------
Prepayment Restrictions       AUG-17         AUG-18
---------------------------------------------------
Locked Out                      100.00%       0.00%
Greater of YM and 1.00%           0.00%       0.00%
Open                              0.00%       0.00%
---------------------------------------------------
TOTALS                          100.00%       0.00%
---------------------------------------------------
Pool Balance Outstanding   $24,423,083       $   0
% Initial Pool Balance            7.66%       0.00%
---------------------------------------------------

Notes:

(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  Def/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

        NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
                        SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-17

                [THIS PAGE INTENTIONALLY LEFT BLANK.]



                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION DATE STATEMENT

                      =======================================================================

                      STATEMENT SECTIONS                                              PAGE(S)
                      ------------------                                              -------

                      Certificate Distribution Detail                                    2
                      Certificate Factor Detail                                          3
                      Reconciliation Detail                                              4
                      Other Required Information                                         5
                      Cash Reconciliation Detail                                         6
                      Ratings Detail                                                     7
                      Current Mortgage Loan and Property Stratification Tables         8 - 10
                      Mortgage Loan Detail                                              11
                      Principal Prepayment Detail                                       12
                      Historical Detail                                                 13
                      Delinquency Loan Detail                                           14
                      Specially Serviced Loan Detail                                  15 - 16
                      Modified Loan Detail                                              17
                      Liquidated Loan Detail                                            18
                      Bond/Collateral Realized Loss Reconciliation                      19
                      =======================================================================

                         DEPOSITOR                                   MASTER SERVICER
             =============================================== ===============================================

            Morgan Stanley Capital I Inc.                    Prudential Asset Resources, Inc.
            1585 Broadway                                    2200 Ross Aveune, Suite 4900E
            New York, NY 10036                               Dallas, TX 75201

            Contact: General Information Number              Contact:       Hal Collett
            Phone Number:  (212) 761-4700                    Phone Number:  (214) 721-6032
             =============================================== ===============================================

                     MASTER SERVICER                                    SPECIAL SERVICER
             =============================================== ===============================================

             Wells Fargo Bank, N.A.                          CWCApital Asset Management LLC
             45 Fremont Street, 2nd Floor
             San Francisco, CA 94105

             Contact:       Matilde Sachez
             Phone Number:  investorreporting@wellsfargo.com
             =============================================== ===============================================

This report has been compiled from information provided to Wells Fargo Bank, N.A. by various third parties, which may include the
Master Servicer, Special Servicer and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                    Page 1 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------
                                          CERTIFICATE DISTRIBUTION DETAIL

====================================================================================================================================
Class     CUSIP     Pass-Through    Original    Beginning     Principal       Interest    Prepayment   Realized Loss/
                      Rate           Balance     Balance    Distribution    Distribution   Premium    Additional Trust     Total
                                                                                                       Fund Expenses    Distribution
====================================================================================================================================
  A-1                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-1A               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-2                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-3                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-AB               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-4A               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-4B               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-J                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   B                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   C                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   D                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   E                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   F                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   G                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   H                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   J                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   K                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   L                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   M                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   N                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   O                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   P                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   Q                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   S                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  R-I                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
 R-II                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
 R-III               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
====================================================================================================================================
Totals                                0.00          0.00           0.00          0.00         0.00           0.00           0.00
====================================================================================================================================
====================================
Class        Ending     Current
             Balance  Subordination
                        Level (1)
====================================
  A-1          0.00        0.00
  A-1A         0.00        0.00
  A-2          0.00        0.00
  A-3          0.00        0.00
  A-AB         0.00        0.00
  A-4A         0.00        0.00
  A-4B         0.00        0.00
  A-J          0.00        0.00
   B           0.00        0.00
   C           0.00        0.00
   D           0.00        0.00
   E           0.00        0.00
   F           0.00        0.00
   G           0.00        0.00
   H           0.00        0.00
   J           0.00        0.00
   K           0.00        0.00
   L           0.00        0.00
   M           0.00        0.00
   N           0.00        0.00
   O           0.00        0.00
   P           0.00        0.00
   Q           0.00        0.00
   S           0.00        0.00
  R-I          0.00        0.00
 R-II          0.00        0.00
 R-III         0.00        0.00
====================================
Totals         0.00        0.00
====================================





============================================================================================================================
Class      Cusip       Pass-Through      Original      Beginning        Interest       Prepayment     Total          Ending
                          Rate           Notional      Notional       Distribution       Premium    Distribution    Notional
                                          Amount        Amount                                                       Amount
============================================================================================================================

X-1                     0.000000           0.00           0.00            0.00            0.00        0.00           0.00
X-2                     0.000000           0.00           0.00            0.00            0.00        0.00           0.00
============================================================================================================================
(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                    Page 2 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                    CERTIFICATE FACTOR DETAIL

   =============================================================================================================================
      Class\         CUSIP         Beginning      Principal         Interest        Prepayment     Realized Loss/       Ending
     Component                      Balance      Distribution     Distribution       Premium      Additional Trust      Balance
                                                                                                    Fund Expenses
   =============================================================================================================================
      A-1                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-1A                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-2                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-3                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-AB                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-4A                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-4B                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-J                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       B                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       C                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       D                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       E                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       F                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       G                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       H                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       J                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       K                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       L                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       M                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       N                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       O                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       P                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       Q                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       S                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      R-I                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      R-II                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
     R-III                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
   =============================================================================================================================

   ===========================================================================================
     Class         CUSIP         Beginning         Interest        Prepayment         Ending
                                  Notional       Distribution       Premium          Notional
                                   Amount                                             Amount
   ===========================================================================================
      X-1                        0.00000000       0.00000000       0.00000000       0.00000000
      X-2                        0.00000000       0.00000000       0.00000000       0.00000000
   ===========================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 3 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                      RECONCILIATION DETAIL

               ADVANCE SUMMARY                                            MASTER SERVICING FEE SUMMARY

P & I Advances Outstanding                      0.00      Current Period Accrued Master Servicing Fees                       0.00
Servicing Advances Outstanding                  0.00      Less Master Servicing Fees on Delinquent Payments                  0.00
                                                          Less Reductions to Master Servicing Fees                           0.00
Reimbursements for Interest on P&I              0.00      Plus Master Servicing Fees on Delinquent Payments Received         0.00
Advances paid from general collections                    Plus Adjustments for Prior Master Servicing Calculation            0.00
                                                          Total Master Servicing Fees Collected                              0.00
Reimbursements for Interest on Servicing        0.00
Advances paid from general collections

 CERTIFICATE INTEREST RECONCILIATION

====================================================================================================================================
 Class     Accrued         Net Aggregate      Distributable     Distributable       Additional      Interest     Remaining Unpaid
         Certificate         Prepayment        Certificate   Certificate Interest   Trust Fund    Distribution     Distributable
           Interest      Interest Shortfall      Interest         Adjustment         Expenses                   Certificate Interest
====================================================================================================================================
  A-1       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-1A      0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-2       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-3       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-AB      0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-4A      0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-4B      0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-J       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  X-1       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  X-2       0.00                0.00               0.00              0.00               0.00          0.00              0.00
   B        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   C        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   D        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   E        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   F        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   G        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   H        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   J        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   K        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   L        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   M        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   N        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   O        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   P        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   Q        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   S        0.00                0.00               0.00              0.00               0.00          0.00              0.00
====================================================================================================================================
  Totals    0.00                0.00               0.00              0.00               0.00          0.00              0.00
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 4 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                     OTHER REQUIRED INFORMATION

------------------------------------------------------------------------------------------------------------------------------------

Available Distribution Amount                  0.00               Additional Trust Fund Expenses/(Gains)         0.00

Aggregate Number of Outstanding Loans             0                         Fees Paid to Special Servicer        0.00

Aggregate Unpaid Principal Balance of Loans    0.00                         Interest on Advances                 0.00

Aggregate Stated Principal Balance of Loans    0.00                         Other Expenses of Trust              0.00

Aggregate Amount of Master Servicing Fee       0.00

Aggregate Amount of Special Servicing Fee      0.00

Aggregate Amount of Trustee Fee                0.00

Aggregate Primary Servicing Fee                0.00                APPRAISAL REDUCTION AMOUNT

Aggregate Paying Agent Fee                     0.00                =================================================================
                                                                                       Appraisal      Cumulative        Most Recent
Aggregate Trust Fund Expenses                  0.00                     Loan           Reduction         ASER            App. Red.
                                                                       Number           Effected        Amount              Date
                                                                   =================================================================

                                                                   =================================================================
                                                                   Total
                                                                   =================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 5 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                     CASH RECONCILIATION DETAIL

------------------------------------------------------------------------------------------------------------------------------------

TOTAL FUNDS COLLECTED
 INTEREST:
     Interest paid or advanced                                                              0.00
     Interest reductions due to Non-Recoverability Determinations                           0.00
     Interest Adjustments                                                                   0.00
     Deferred Interest                                                                      0.00
     Net Prepayment Interest Shortfall                                                      0.00
     Net Prepayment Interest Excess                                                         0.00
     Extension Interest                                                                     0.00
     Interest Reserve Withdrawal                                                            0.00
                                                                                                 -------
          TOTAL INTEREST COLLECTED                                                                  0.00

 PRINCIPAL:
     Scheduled Principal                                                                    0.00
     Unscheduled Principal                                                                  0.00
          Principal Prepayments                                                             0.00
          Collection of Principal after Maturity Date                                       0.00
          Recoveries from Liquidation and Insurance Proceeds                                0.00
          Excess of Prior Principal Amounts paid                                            0.00
          Curtailments                                                                      0.00
     Negative Amortization                                                                  0.00
     Principal Adjustments                                                                  0.00
                                                                                                 -------
          TOTAL PRINCIPAL COLLECTED                                                                 0.00
 OTHER:
     Prepayment Penalties/Yield Maintenance                                                 0.00
     Repayment Fees                                                                         0.00
     Borrower Option Extension Fees                                                         0.00
     Equity Payments Received                                                               0.00
     Net Swap Counterparty Payments Received                                                0.00
                                                                                                 -------
          TOTAL OTHER FUNDS COLLECTED                                                               0.00
                                                                                                 -------
TOTAL FUNDS COLLECTED                                                                               0.00
                                                                                                 =======

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

TOTAL FUNDS DISTRIBUTED
   FEES:
      Master Servicing Fee                                                                  0.00
      Trustee Fee                                                                           0.00
      Certificate Administration Fee                                                        0.00
      Insurer Fee                                                                           0.00
      Miscellaneous Fee                                                                     0.00
                                                                                                 -------
            TOTAL FEES                                                                              0.00

  ADDITIONAL TRUST FUND EXPENSES:
      Reimbursement for Interest on Advances                                                0.00
      ASER Amount                                                                           0.00
      Special Servicing Fee                                                                 0.00
      Rating Agency Expenses                                                                0.00
      Attorney's Fees & Expenses                                                            0.00
      Bankruptcy Expense                                                                    0.00
      Taxes Imposed on Trust Fund                                                           0.00
      Non-Recoverable Advances                                                              0.00
      Other Expenses                                                                        0.00

                                                                                                 -------
            TOTAL ADDITIONAL TRUST FUND EXPENSES                                                    0.00

      Interest Reserve Deposit                                                              0.00

  PAYMENTS TO CERTIFICATE HOLDERS & OTHERS:
     Interest Distribution                                                                  0.00
     Principal Distribution                                                                 0.00
     Yield Maintenance/Prepayment Penalties                                                 0.00
     Borrower Option Extension Fees                                                         0.00
     Equity Payments Paid                                                                   0.00
     Net Swap Counterparty Payments Paid                                                    0.00
                                                                                                 -------
            TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS                                           0.00
                                                                                                 -------
TOTAL FUNDS DISTRIBUTED                                                                             0.00
                                                                                                 =======

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 6 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                           RATINGS DETAIL

------------------------------------------------------------------------------------------------------------------------------------

            ============================================================================================================
                                                         Original Ratings                  Current Ratings (1)
                   Class             CUSIP      ---------------------------------  -------------------------------------
                                                     Fitch   Moody's   S & P             Fitch   Moody's  S & P
            ============================================================================================================

                    A-1
                    A-1A
                    A-2
                    A-3
                    A-AB
                    A-4A
                    A-4B
                    A-J
                    X-1
                    X-2
                     B
                     C
                     D
                     E
                     F
                     G
                     H
                     J
                     K
                     L
                     M
                     N
                     O
                     P
                     Q
                     S
            ============================================================================================================
              NR - Designates that the class was not rated by the above agency at the time of original issuance.
               X - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
             N/A - Data not available this period.

         1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.

                 Fitch, Inc.                            Moody's Investors Service              Standard & Poor's Rating Services
                 One State Street Plaza                 99 Church Street                       55 Water Street
                 New York, New York 10004               New York, New York 10007               New York, New York 10041
                 (212) 908-0500                         (212) 553-0300                         (212) 438-2430

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 7 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                      SCHEDULED BALANCE                                                         STATE (3)
================================================================  ==================================================================
                                   % of                                                              % of
 Scheduled    # of   Scheduled     Agg.  WAM         Weighted                   # of    Scheduled    Agg.   WAM          Weighted
  Balance    loans    Balance      Bal.  (2)  WAC   Avg DSCR (1)     State     Props.    Balance     Bal.   (2)  WAC    Avg DSCR (1)
================================================================  ==================================================================

================================================================  ==================================================================
  Totals                                                             Totals
================================================================  ==================================================================

  See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 8 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

          DEBT SERVICE COVERAGE RATIO                                                       PROPERTY TYPE (3)
================================================================  ================================================================
                                  % of                                                               % of
 Debt Service    # of  Scheduled  Agg.   WAM          Weighted                    # of   Scheduled   Agg.  WAM         Weighted
Coverage Ratio  loans   Balance   Bal.   (2)  WAC  Avg DSCR (1)   Property Type  Props.   Balance    Bal.  (2)   WAC  Avg DSCR (1)
================================================================  ================================================================

================================================================  ================================================================
    Totals                                                           Totals
================================================================  ================================================================

                            NOTE RATE                                                         SEASONING
================================================================  ================================================================
                                 % of                                                              % of
    Note       # of  Scheduled   Agg.  WAM            Weighted                   # of  Scheduled   Agg.   WAM          Weighted
    Rate      loans   Balance    Bal.   (2)  WAC    Avg DSCR (1)    Seasoning   loans   Balance    Bal.   (2)  WAC    Avg DSCR (1)
================================================================  ================================================================

================================================================  ================================================================
   Totals                                                            Totals
================================================================  ================================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 9 of 19





                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

         ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)                   REMAINING STATED TERM (FULLY AMORTIZING LOANS)
================================================================   ================================================================
 Anticipated                      % of                              Remaining                       % of
  Remaining     # of  Scheduled   Agg.   WAM         Weighted         Stated      # of  Scheduled   Agg.   WAM         Weighted
   Term (2)    loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)        Term      loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)
================================================================   ================================================================

================================================================   ================================================================
   Totals                                                             Totals
================================================================   ================================================================

        REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)                               AGE OF MOST RECENT NOI
================================================================   ================================================================
   Remaining                     % of                                                               % of
 Amortization  # of  Scheduled   Agg.   WAM         Weighted         Age of Most  # of  Scheduled   Agg.   WAM         Weighted
    Term      loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)       Recent NOI  loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)
================================================================   ================================================================

================================================================   ================================================================
    Totals                                                             Totals
================================================================   ================================================================

(1)   Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Paying Agent makes no representations as to the accuracy of the data provided for this calculation.

(2)   Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the
      Anticipated Repayment Date, if applicable, and the maturity date.

(3)   Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off
      Date balance of each property as disclosed in the offering document.

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 10 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                        MORTGAGE LOAN DETAIL
====================================================================================================================================
                                                                                                               Anticipated
 Loan                    Property                                   Interest       Principal       Gross        Repayment   Maturity
Number         ODCR      Type (1)          City          State       Payment        Payment        Coupon          Date        Date
====================================================================================================================================

====================================================================================================================================
Totals
====================================================================================================================================
====================================================================================================================================
                  Neg.          Beginning          Ending          Paid        Appraisal      Appraisal         Res.          Mod.
 Loan            Amort          Scheduled         Scheduled        Thru        Reduction      Reduction         Strat.        Code
Number           (Y/N)           Balance            Balance        Date          Date          Amoount           (2)           (3)
====================================================================================================================================

====================================================================================================================================
Totals
====================================================================================================================================

      (1) Property Type Code                                 (2) Resolution Strategy Code
      ----------------------                                 ----------------------------

MF - Multi-Family       OF - Office        1 - Modification   6 - DPO                10 - Deed In Lieu Of
RT - Retail             MU - Mixed Use     2 - Foreclosure    7 - REO                     Foreclosure
HC - Health Care        LO - Lodging       3 - Bankruptcy     8 - Resolved           11 - Full Payoff
IN - Industrial         SS - Self Storage  4 - Extension      9 - Pending Return     12 - Reps and Warranties
WH - Warehouse          OT - Other         5 - Note Sale          to Master Servicer 13 - Other or TBD
MH - Mobile Home Park

(3) Modification Code
---------------------

 1 - Maturity Date Extension
 2 - Authorization Change
 3 - Principal Write-Off
 4 - Combination

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 11 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                     PRINCIPAL PREPAYMENT DETAIL

====================================================================================================================================
                   Offering Document        Principal Prepayment Amount                        Prepayment Penalties
Loan Number         Cross-Reference    ------------------------------------    ----------------------------------------------------
                                       Payoff Amount     Curtailment Amount     Prepayment Premium      Yield Maintenance Charge
====================================================================================================================================

====================================================================================================================================
     Totals
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 12 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                         HISTORICAL DETAIL

===========================================================================================================
                                                  Delinquencies
-----------------------------------------------------------------------------------------------------------
                   30-59               60-89        90 Days
Distribution       Days                Days         or More    Foreclosure      REO          Modifications
    Date           # Balance        # Balance      # Balance    # Balance     # Balance       # Balance
===========================================================================================================

===========================================================================================================

====================================================================================
                              Prepayments                          Rate and
                                                                  Maturities
------------------------------------------------------------------------------------
Distribution       Curtailments        Payoff          Next Weighted
    Date             # Balance       # Balance       Avg. Coupon Remit         WAM
====================================================================================

====================================================================================

Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.
------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 13 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                       DELINQUENCY LOAN DETAIL

================================================================================================================================
                 Offering            # of     Paid        Current      Outstanding      Status of      Resolution    Servicing
Loan Number      Document          Months    Through       P & I         P & I           Mortgage      Strategy       Transfer
              Cross-Reference      Delinq.     Date       Advances      Advances         Loan (1)        Code (2)       Date
================================================================================================================================

================================================================================================================================
  Totals
================================================================================================================================
==============================================================================
                   Foreclosure   Actual      Outstanding
Loan Number           Date        Loan        Servicing    Bankruptcy     REO
                                 Balance       Advances      Date         Date
==============================================================================

==============================================================================
  Totals
==============================================================================

                      (1) Status of Mortgage Loan                                      (2) Resolution Strategy Code
                      ---------------------------                                      ----------------------------

A - Payments Not Received       2 - Two Months Delinquent            1 - Modification   6 - DPO                 10 - Deed In Lieu Of
    But Still in Grace Period   3 - Three or More Months Delinquent  2 - Foreclosure    7 - REO                      Foreclosure
B - Late Payment But Less       4 - Assumed Scheduled Payment        3 - Bankruptcy     8 - Resolved            11 - Full Payoff
    Than 1 Month Delinquent         (Performing Matured Loan)        4 - Extension      9 - Pending Return      12 - Reps and
0 - Current                     7 - Foreclosure                      5 - Note Sale          to Master Servicer       Warranties
1 - One Month Delinquent        9 - REO                                                                         13 - Other or TBD

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 14 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                               SPECIALLY SERVICED LOAN DETAIL - PART 1

====================================================================================================================================
                                   Offering       Servicing    Resolution
Distribution       Loan            Document        Transfer    Strategy       Scheduled      Property                   Interest
    Date          Number        Cross-Reference      Date        Code (1)      Balance        Type (2)        State       Rate
====================================================================================================================================

===============================================================================================================================
===============================================================================================================================
                                                      Net                                                           Remaining
 Distribution        Loan            Actual        Operating         NOI                   Note      Maturity      Amortizaton
     Date           Number           Balance         Income          Date        DSCR      Date        Date           Term
===============================================================================================================================

===============================================================================================================================

                    (1) Resolution Strategy Code                                                 (2) Property Type Code
                    ----------------------------                                                 ----------------------

1 - Modification     6 - DPO                   10 - Deed In Lieu Of                  MF - Multi-Family           OF - Office
2 - Foreclosure      7 - REO                        Foreclosure                      RT - Retail                 MU - Mixed use
3 - Bankruptcy       8 - Resolved              11 - Full Payoff                      HC - Health Care            LO - Lodging
4 - Extension        9 - Pending Return        12 - Reps and Warranties              IN - Industrial             SS - Self Storage
5 - Note Sale            to Master Servicer    13 - Other or TBD                     WH - Warehouse              OT - Other
                                                                                     MH - Mobile Home Park
------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 15 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                               SPECIALLY SERVICED LOAN DETAIL - PART 2

====================================================================================================================================
                              Offering      Resolution     Site
Distribution      Loan       Document       Strategy    Inspection    Phase 1   Appraisal   Appraisal      Other REO
    Date         Number   Cross-Reference   Code (1)      Date         Date        Date       Value     Property Revenue    Comment
====================================================================================================================================

====================================================================================================================================

                                                    (1) Resolution Strategy Code
                                                    ----------------------------

                           1  -  Modification         6 - DPO                    10 - Deed In Lieu Of
                           2  -  Foreclosure          7 - REO                         Foreclosure
                           3  -  Bankruptcy           8 - Resolved               11 - Full Payoff
                           4  -  Extension            9 - Pending Return         12 - Reps and Warranties
                           5  -  Note Sale                to Master Servicer     13 - Other or TBD
------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 16 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                        MODIFIED LOAN DETAIL

====================================================================================================================================
                Offering
   Loan         Document           Pre-Modification
  Number     Cross-Reference           Balance           Modification Date                Modification Description
====================================================================================================================================

====================================================================================================================================
     Totals
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 17 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                       LIQUIDATED LOAN DETAIL

============================================================================================================================

             Final
            Recovery        Offering                                                              Gross Proceeds
 Loan     Determination     Document         Appraisal   Appraisal       Actual         Gross      as a % of
Number        Date       Cross-Reference        Date       Value         Balance       Proceeds   Actual Balance
============================================================================================================================

============================================================================================================================
Current Total
============================================================================================================================
Cumulative Total
============================================================================================================================
==============================================================================
                                           Net
                                         Proceeds
           Aggregate         Net        as a % of                Repurchased
 Loan     Liquidation    Liquidation      Actual     Realized     by Seller
Number      Expenses*      Proceeds       Balance       Loss        (Y/N)
==============================================================================

============================================================================================================================
Current Total
============================================================================================================================
Cumulative Total
============================================================================================================================
*Aggregate liquidation expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.)

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 18 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                         BOND/COLLATERAL REALIZED LOSS RECONCILIATION

====================================================================================================================================
                                                                          Amounts
                          Beginning                                   Covered by Over-                            Modification
Distribution  Prospectus  Balance of     Aggregate    Prior Realized  collateralization   Interest (Shortage)/    Adjustments/
   Date           ID      the Loan at  Realized Loss   Loss Applied      and other        Excesses applied to   Appraisal Reduction
                          Liquidation    on Loans     to Certificates   Credit Support    other Credit Support      Adjustment
====================================================================================================================================

====================================================================================================================================
Current Total
====================================================================================================================================
Cumulative Total
====================================================================================================================================

===================================================================================================
                   Additional
                  (Recoveries)/        Current Realized     Recoveries of     (Recoveries)/Realized
Distribution    Expenses applied to     Loss Applied to    Realized Losses       Loss Applied to
   Date          Realized Losses         Certificates       Paid as Cash       Certificate Interest
===================================================================================================

===================================================================================================
Current Total
===================================================================================================
Cumulative Total
===================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 19 of 19



                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   SCHEDULE A

                      CLASS A-AB PLANNED PRINCIPAL BALANCE

08/13/2005   $111,100,000.00
09/13/2005   $111,100,000.00
10/13/2005   $111,100,000.00
11/13/2005   $111,100,000.00
12/13/2005   $111,100,000.00
01/13/2006   $111,100,000.00
02/13/2006   $111,100,000.00
03/13/2006   $111,100,000.00
04/13/2006   $111,100,000.00
05/13/2006   $111,100,000.00
06/13/2006   $111,100,000.00
07/13/2006   $111,100,000.00
08/13/2006   $111,100,000.00
09/13/2006   $111,100,000.00
10/13/2006   $111,100,000.00
11/13/2006   $111,100,000.00
12/13/2006   $111,100,000.00
01/13/2007   $111,100,000.00
02/13/2007   $111,100,000.00
03/13/2007   $111,100,000.00
04/13/2007   $111,100,000.00
05/13/2007   $111,100,000.00
06/13/2007   $111,100,000.00
07/13/2007   $111,100,000.00
08/13/2007   $111,100,000.00
09/13/2007   $111,100,000.00
10/13/2007   $111,100,000.00
11/13/2007   $111,100,000.00
12/13/2007   $111,100,000.00
01/13/2008   $111,100,000.00
02/13/2008   $111,100,000.00
03/13/2008   $111,100,000.00
04/13/2008   $111,100,000.00
05/13/2008   $111,100,000.00
06/13/2008   $111,100,000.00
07/13/2008   $111,100,000.00
08/13/2008   $111,100,000.00
09/13/2008   $111,100,000.00
10/13/2008   $111,100,000.00
11/13/2008   $111,100,000.00
12/13/2008   $111,100,000.00
01/13/2009   $111,100,000.00
02/13/2009   $111,100,000.00
03/13/2009   $111,100,000.00
04/13/2009   $111,100,000.00
05/13/2009   $111,100,000.00
06/13/2009   $111,100,000.00
07/13/2009   $111,100,000.00
08/13/2009   $111,100,000.00
09/13/2009   $111,100,000.00
10/13/2009   $111,100,000.00
11/13/2009   $111,100,000.00
12/13/2009   $111,100,000.00
01/13/2010   $111,100,000.00
02/13/2010   $111,100,000.00
03/13/2010   $111,100,000.00
04/13/2010   $111,100,000.00
05/13/2010   $111,100,000.00
06/13/2010   $111,100,000.00
07/13/2010   $111,100,000.00
08/13/2010   $110,879,662.78
09/13/2010   $108,979,000.00
10/13/2010   $106,895,000.00
11/13/2010   $104,977,000.00
12/13/2010   $102,874,000.00
01/13/2011   $100,937,000.00
02/13/2011   $ 98,990,000.00
03/13/2011   $ 96,512,000.00
04/13/2011   $ 94,545,000.00
05/13/2011   $ 92,406,000.00
06/13/2011   $ 90,431,000.00
07/13/2011   $ 88,273,000.00
08/13/2011   $ 86,278,000.00
09/13/2011   $ 84,274,000.00
10/13/2011   $ 82,088,000.00
11/13/2011   $ 80,064,000.00
12/13/2011   $ 77,859,000.00
01/13/2012   $ 75,815,000.00
02/13/2012   $ 73,761,000.00
03/13/2012   $ 71,357,000.00
04/13/2012   $ 69,282,000.00
05/13/2012   $ 68,214,000.00
06/13/2012   $ 66,202,000.00
07/13/2012   $ 64,019,000.00
08/13/2012   $ 61,988,000.00
09/13/2012   $ 59,947,000.00
10/13/2012   $ 57,736,000.00
11/13/2012   $ 55,675,000.00
12/13/2012   $ 53,444,000.00
01/13/2013   $ 51,362,000.00
02/13/2013   $ 49,271,000.00
03/13/2013   $ 46,692,000.00

                                      A - 1

04/13/2013   $ 44,579,000.00
05/13/2013   $ 42,297,000.00
06/13/2013   $ 40,163,000.00
07/13/2013   $ 37,860,000.00
08/13/2013   $ 35,705,000.00
09/13/2013   $ 33,539,000.00
10/13/2013   $ 31,207,000.00
11/13/2013   $ 29,020,000.00
12/13/2013   $ 26,667,000.00
01/13/2014   $ 24,458,000.00
02/13/2014   $ 22,239,000.00
03/13/2014   $ 19,544,000.00
04/13/2014   $ 17,544,000.00
05/13/2014   $ 15,223,000.00
06/13/2014   $ 13,040,000.00
07/13/2014   $ 10,699,000.00
08/13/2014   $  8,699,000.00
09/13/2014   $  6,699,000.00
10/13/2014   $  3,874,000.00
11/13/2014   $     71,000.00
12/13/2014   $          0.00

                                      A - 2

                                   SCHEDULE B

            RATES USED IN DETERMINATION OF CLASS X PASS-THROUGH RATES

DISTRIBUTION DATE     RATE
-----------------   -------
09/13/2005          5.57250%
10/13/2005          5.39265%
11/13/2005          5.57253%
12/13/2005          5.39268%
01/13/2006          5.39269%
02/13/2006          5.39270%
03/13/2006          5.39298%
04/13/2006          5.57261%
05/13/2006          5.39275%
06/13/2006          5.57264%
07/13/2006          5.39277%
08/13/2006          5.57267%
09/13/2006          5.57268%
10/13/2006          5.39280%
11/13/2006          5.57270%
12/13/2006          5.39282%
01/13/2007          5.39283%
02/13/2007          5.39284%
03/13/2007          5.39316%
04/13/2007          5.57276%
05/13/2007          5.39287%
06/13/2007          5.57278%
07/13/2007          5.39289%
08/13/2007          5.57280%
09/13/2007          5.57281%
10/13/2007          5.39291%
11/13/2007          5.57283%
12/13/2007          5.39292%
01/13/2008          5.57285%
02/13/2008          5.39294%
03/13/2008          5.39307%
04/13/2008          5.57288%
05/13/2008          5.39296%
06/13/2008          5.57290%
07/13/2008          5.39298%
08/13/2008          5.57292%
09/13/2008          5.57293%
10/13/2008          5.39301%
11/13/2008          5.57295%
12/13/2008          5.39302%
01/13/2009          5.39303%
02/13/2009          5.39304%
03/13/2009          5.39346%
04/13/2009          5.57301%
05/13/2009          5.39307%
06/13/2009          5.57304%
07/13/2009          5.39309%
08/13/2009          5.57306%
09/13/2009          5.57307%
10/13/2009          5.39312%
11/13/2009          5.57310%
12/13/2009          5.39315%
01/13/2010          5.39316%
02/13/2010          5.39317%
03/13/2010          5.39362%
04/13/2010          5.57317%
05/13/2010          5.39228%
06/13/2010          5.57478%
07/13/2010          5.44479%
08/13/2010          5.63068%
09/13/2010          5.64834%
10/13/2010          5.46615%
11/13/2010          5.64847%
12/13/2010          5.46627%
01/13/2011          5.46634%
02/13/2011          5.46640%
03/13/2011          5.46700%
04/13/2011          5.64881%
05/13/2011          5.46659%
06/13/2011          5.64894%
07/13/2011          5.46672%
08/13/2011          5.64908%
09/13/2011          5.64914%
10/13/2011          5.46690%
11/13/2011          5.64928%
12/13/2011          5.46703%
01/13/2012          5.64941%
02/13/2012          5.46716%
03/13/2012          5.46741%
04/13/2012          5.64963%
05/13/2012          5.46736%
06/13/2012          5.65965%
07/13/2012          5.47707%
08/13/2012          5.65979%
09/13/2012          5.65985%
10/13/2012          5.47726%

                                      B - 1

DISTRIBUTION DATE     RATE
-----------------   -------
11/13/2012          5.65999%
12/13/2012          5.47738%
01/13/2013          5.47745%
02/13/2013          5.47751%
03/13/2013          5.47820%
04/13/2013          5.66035%
05/13/2013          5.47772%
06/13/2013          5.66049%
07/13/2013          5.47785%
08/13/2013          5.66019%

                                      B - 2

                         MORGAN STANLEY CAPITAL I INC.,
                                    DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     (ISSUABLE IN SERIES BY SEPARATE TRUSTS)
                                 ---------------

         Morgan Stanley Capital I Inc. will periodically offer certificates in one or more series and each series of certificates will represent beneficial ownership interests in a different trust fund.

         EACH TRUST FUND WILL CONSIST PRIMARILY OF ONE OR MORE SEGREGATED POOLS
OF:

         1) multifamily or commercial mortgage loans;

         2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

         3) direct obligations of the United States or other governmental agencies; or

         4) any combination of the 1-3, above, as well as other property as described in the accompanying prospectus supplement.

     The certificates of any series may consist of one or more classes. A given class may:

         o   provide for the accrual of interest based on fixed, variable or adjustable rates;

         o   be senior or subordinate to one or more other classes in respect of distributions;

         o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

         o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

         o   provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes;

         o   provide for sequential distributions of principal;

         o   provide for distributions based on a combination of any of the foregoing characteristics; or any combination of the above.

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE 9 IN THIS PROSPECTUS AND ON PAGE S-31 OF THE RELATED
PROSPECTUS SUPPLEMENT.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series. The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities in any state where the offer or sale is not permitted.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates to be offered to you or determined if this prospectus or the accompanying prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.

                   -------------------------------------------

                                 MORGAN STANLEY
                   The date of this Prospectus is June 7, 2005

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

         o   the timing of interest and principal payments;

         o   applicable interest rates;

         o   information about the trust fund's assets;

         o   information about any credit support or cash flow agreement;

         o   the rating for each class of certificates;

         o   information regarding the nature of any subordination;

         o   any circumstance in which the trust fund may be subject to early termination;

         o   whether any elections will be made to treat the trust fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes;

         o   the aggregate principal amount of each class of certificates;

         o   information regarding any master servicer, sub-servicer or special servicer; and

         o   whether the certificates will be initially issued in definitive or book entry form.

     IF THE TERMS OF THE CERTIFICATES OFFERED TO YOU VARY BETWEEN THIS
PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE
INFORMATION IN THE PROSPECTUS SUPPLEMENT. Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different.

     Distributions on the certificates will be made only from the assets of the related trust fund. The certificates of each series will not be an obligation of
Morgan Stanley Capital I Inc. or any of its affiliates. Neither the certificates nor any assets in the related trust fund will be insured or guaranteed by any governmental agency or instrumentality or any other person unless the related prospectus supplement so provides.

     This prospectus and the accompanying prospectus supplement include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the prospectus supplement identify the pages where these sections are located.

     Morgan Stanley Capital I Inc.'s principal executive office is located at
1585 Broadway, 37th Floor, New York, New York 10036, and the telephone number is
(212) 761-4000.

                    ----------------------------------------

     Until 90 days after the date of each prospectus supplement, all dealers that buy, sell or trade the certificates offered by that prospectus supplement, whether or not participating in the offering, may be required to deliver a prospectus supplement and this prospectus. This is in addition to the dealers'
obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                                      -i-



                                      -ii-

                              SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF CERTIFICATES, READ
THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT CAREFULLY.

                                WHAT YOU WILL OWN



TITLE OF CERTIFICATES..................... Mortgage Pass-Through Certificates, issuable in series.

MORTGAGE POOL............................. Each trust fund will consist primarily of one or more segregated pools of:

                                           (1) multifamily or commercial mortgage loans;

                                           (2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

                                           (3) direct obligations of the United States or other governmental agencies; or

                                           (4) any combination of 1-3 above, as well as other property as described in the accompanying prospectus supplement.

                                           as to some or all of the mortgage loans, assignments of the leases of the related mortgaged properties or assignments of the rental payments due under those leases.

                                           Each trust fund for a series of certificates may also include:

                                           o   letters of credit, insurance policies, guarantees, reserve funds or other types of credit support; and

                                           o   currency or interest rate exchange agreements and other
                                               financial assets.

                           RELEVANT PARTIES AND DATES

ISSUER.................................... Morgan Stanley Capital I 200__-__ Trust.

DEPOSITOR................................. Morgan Stanley Capital I Inc., a wholly-owned subsidiary of Morgan
                                           Stanley.

MASTER SERVICER........................... The master servicer, if any, for each series of certificates will be named in the related prospectus supplement. The master servicer may be an affiliate of Morgan Stanley Capital I Inc.

SPECIAL SERVICER.......................... The special servicer, if any, for each series of certificates will be named, or the circumstances in accordance with which a special servicer will be appointed will be described, in the related prospectus supplement. The special servicer may be an affiliate of
                                           Morgan Stanley Capital I Inc.

TRUSTEE................................... The trustee for each series of certificates will be named in the related prospectus supplement.

ORIGINATOR................................ The originator or originators of the mortgage loans will be named in the related prospectus supplement. An originator may be an affiliate of Morgan Stanley Capital I Inc. Morgan Stanley Capital I
                                           Inc. will purchase the

                                           mortgage loans or the mortgage backed securities or both, on or before the issuance of the related series of certificates.

                       INFORMATION ABOUT THE MORTGAGE POOL

THE TRUST FUND ASSETS..................... Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of:

        (A)  MORTGAGE ASSETS.............. The mortgage loans and the mortgage backed securities, or one or the other, with respect to each series of certificates will consist of a pool of:

                                           o   multifamily or commercial mortgage loans or both;

                                           o   mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by mortgage loans; or

                                           o   a combination of mortgage loans and mortgage backed securities.

                                           The mortgage loans will not be guaranteed or insured by:

                                           o   Morgan Stanley Capital I Inc. or any of its affiliates; or

                                           o   unless the prospectus supplement so provides, any governmental agency or instrumentality or other person.

                                           The mortgage loans will be secured by first liens or junior liens on, or security interests in:

                                           o   residential properties consisting of five or more rental or cooperatively-owned dwelling units; or

                                           o   office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities,
                                               mini-warehouse facilities or self-storage facilities,
                                               industrial plants, congregate care facilities, mixed use
                                               commercial properties or other types of commercial properties.

                                           Unless otherwise provided in the prospectus supplement, the mortgage loans:

                                           o   will be secured by properties located in any of the fifty
                                               states, the District of Columbia or the Commonwealth of Puerto
                                               Rico;

                                           o   will have individual principal balances at origination of at least $25,000;

                                           o   will have original terms to maturity of not more than 40 years;
                                               and

                                           o   will be originated by persons other than Morgan Stanley Capital
                                               I Inc.

                                           Each mortgage loan may provide for the following payment terms:

                                           o   Each mortgage loan may provide for no accrual of interest or for accrual of interest at a fixed or adjustable rate or at a rate that may be converted from adjustable to fixed, or vice versa, from time to

                                                     -2-

                                               time at the borrower's election. Adjustable
                                               mortgage rates may be based on one or more indices.

                                           o   Each mortgage loan may provide for scheduled payments to
                                               maturity or payments that adjust from time to time to
                                               accommodate changes in the interest rate or to reflect the occurrence of certain events.

                                           o   Each mortgage loan may provide for negative amortization or accelerated amortization.

                                           o   Each mortgage loan may be fully amortizing or require a balloon payment due on the loan's stated maturity date.

                                           o   Each mortgage loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment.

                                           o   Each mortgage loan may provide for payments of principal,
                                               interest or both, on due dates that occur monthly, quarterly, semi-annually or at another interval as specified in the
                                               related prospectus supplement.

         (B) GOVERNMENT SECURITIES........ If the related prospectus supplement so specifies, the trust fund may include direct obligations of the United States, agencies of the United States or agencies created by government entities which provide for payment of interest or principal or both.

         (C) COLLECTION ACCOUNTS.......... Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders. The person(s)
                                           designated in the related prospectus supplement will, to the extent described in this prospectus and the prospectus supplement, deposit into this account all payments and collections received or advanced with respect to the trust fund's assets. The collection account may be either interest bearing or non-interest bearing, and funds may be held in the account as cash or invested in short-term,
                                           investment grade obligations.

         (D) CREDIT SUPPORT............... If the related prospectus supplement so specifies, one or more classes of certificates may be provided with partial or full protection against certain defaults and losses on a trust fund's mortgage loans and mortgage backed securities.

                                           This protection may be provided by one or more of the following means:

                                           o   subordination of one or more other classes of certificates,

                                           o   letter of credit,

                                           o   insurance policy,

                                           o   guarantee,

                                           o   reserve fund or

                                           o   another type of credit support, or a combination thereof.

                                           The related prospectus supplement will describe the amount and types of credit support, the entity providing the credit support, if applicable, and

                                                     -3-

                                           related information. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any similar forms of credit support applicable to those mortgage backed securities.

         (E) CASH FLOW AGREEMENTS......... If the related prospectus supplement so provides, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the collection accounts will be invested at a specified rate. The trust fund also may include agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the trust fund's assets or on one or more classes of certificates.

                                           Agreements of this sort may include:

                                           o   interest rate exchange agreements,

                                           o   interest rate cap or floor agreements,

                                           o   currency exchange agreements or similar agreements. Currency exchange agreements might be included in a trust fund if some or all of the mortgage loans or mortgage backed securities, such as mortgage loans secured by mortgaged properties located outside the United States, are denominated in a non-United
                                               States currency.

                                           The related prospectus supplement will describe the principal terms of any guaranteed investment contract or other agreement and provide information with respect to the obligor. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any guaranteed investment contract or other agreements applicable to those mortgage backed securities.

DISTRIBUTIONS ON CERTIFICATES............  Each series of certificates will have the following characteristics:

                                           o   if the certificates evidence an interest in a trust fund that includes mortgage loans, the certificates will be issued
                                               pursuant to a pooling agreement;

                                           o   if the certificates evidence an interest in a trust fund that does not include mortgage loans, the certificates will be
                                               issued pursuant to a trust agreement;

                                           o   each series of certificates will include one or more classes of certificates;

                                           o   each series of certificates, including any class or classes not offered by this prospectus, will represent, in the aggregate, the entire beneficial ownership interest in the related trust fund;

                                           o   each class of certificates being offered to you, other than certain stripped interest certificates, will have a stated
                                               principal amount;

                                           o   each class of certificates being offered to you, other than certain stripped principal certificates, will accrue interest based on a fixed, variable or adjustable interest rate.

                                           The related prospectus supplement will specify the principal amount, if any, and the interest rate, if any, for each class of certificates. In the case of a variable or adjustable interest rate, the related prospectus supplement will specify the method for determining the rate.

                                                     -4-

                                           The certificates will not be guaranteed or insured by Morgan
                                           Stanley Capital I Inc. or any of its affiliates. The certificates also will not be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless the related prospectus supplement so provides.

         (A) INTEREST..................... Each class of certificates offered to you, other than stripped principal certificates and certain classes of stripped interest certificates, will accrue interest at the rate indicated in the prospectus supplement. Interest will be distributed to you as provided in the related prospectus supplement.

                                           Interest distributions:

                                           o   on stripped interest certificates may be made on the basis of the notional amount for that class, as described in the related prospectus supplement;

                                           o   may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies
                                               described in this prospectus and the related prospectus
                                               supplement.

         (B) PRINCIPAL.................... The certificates of each series initially will have an aggregate principal balance no greater than the outstanding principal balance of the trust fund's assets as of the close of business on the first day of the month during which the trust fund is formed, after application of scheduled payments due on or before that date, whether or not received. The related prospectus supplement may provide that the principal balance of the trust fund's assets will be determined as of a different date. The principal balance of a certificate at a given time represents the maximum amount that the holder is then entitled to receive of principal from future cash flow on the assets in the related trust fund.

                                           Unless the prospectus supplement provides otherwise, distributions of principal:

                                           o   will be made on each distribution date to the holders of the class or classes of certificates entitled to principal
                                               distributions, until the principal balances of those
                                               certificates have been reduced to zero; and

                                           o   will be made on a pro rata basis among all of the certificates of a given class or by random selection, as described in the prospectus supplement or otherwise established by the trustee.

                                           Stripped interest or interest-only certificates will not have a principal balance and will not receive distributions of principal.

ADVANCES.................................. Unless the related prospectus supplement otherwise provides, if a scheduled payment on a mortgage loan is delinquent and the master servicer determines that an advance would be recoverable, the master servicer will, in most cases, be required to advance the shortfall. Neither Morgan Stanley Capital I Inc. nor any of its
                                           affiliates will have any responsibility to make those advances.

                                                     -5-

                                           The master servicer:

                                           o   will be reimbursed for advances from subsequent recoveries from the delinquent mortgage loan or from other sources, as
                                               described in this prospectus and the related prospectus
                                               supplement; and

                                           o   will be entitled to interest on advances, if specified in the related prospectus supplement.

                                           If a particular trust fund includes mortgage backed securities, the prospectus supplement will describe any advance obligations applicable to those mortgage backed securities.

TERMINATION............................... The related prospectus supplement may provide for the optional early termination of the series of certificates through repurchase of the trust fund's assets by a specified party, under specified circumstances.

                                           The related prospectus supplement may provide for the early termination of the series of certificates in various ways
                                           including:

                                           o   optional early termination where a party identified in the prospectus supplement could repurchase the trust fund assets pursuant to circumstances specified in the prospectus
                                               supplement;

                                           o   termination through the solicitation of bids for the sale of all or a portion of the trust fund assets in the event the principal amount of a specified class or classes declines by a specified percentage amount on or after a specified date.

REGISTRATION OF CERTIFICATES.............. If the related prospectus supplement so provides, one or more classes of the certificates being offered to you will initially be represented by one or more certificates registered in the name of
                                           Cede & Co., as the nominee of Depository Trust Company. If the certificate you purchase is registered in the name of Cede & Co., you will not be entitled to receive a definitive certificate, except under the limited circumstances described in this
                                           prospectus.

TAX STATUS OF THE CERTIFICATES............ The certificates of each series will constitute either:

                                           o   regular interests and residual interests in a trust treated as a real estate mortgage investment conduit--known as a
                                               REMIC--undeR Sections 860A through 860G of the Internal Revenue
                                               Code; or

                                           o   interests in a trust treated as a grantor trust under
                                               applicable provisions of the Internal Revenue Code.

         (A) REMIC........................ The regular certificates of the REMIC generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. Some of the regular certificates of the REMIC may be issued with original issue discount for federal income tax purposes.

                                           A portion or, in certain cases, all of the income from REMIC residual certificates:

                                           o   may not be offset by any losses from other activities of the holder of those certificates;

                                                     -6-

                                           o   may be treated as unrelated business taxable income for holders of the residual certificates of the REMIC that are subject to tax on unrelated business taxable income, as defined in Section
                                               511 of the Internal Revenue Code; and

                                           o   may be subject to U.S. withholding tax.

                                           To the extent described in this prospectus and the related prospectus supplement, the certificates offered to you will be treated as:

                                           o   assets described in section 7701(a)(19)(C) of the Internal
                                               Revenue Code; and

                                           o   "real estate assets" within the meaning of sections
                                               856(c)(4)(A) and 856(c)(5)(B) of the Internal Revenue Code.

         (B) GRANTOR TRUST................ If no election is made to treat the trust fund relating to a series of certificates as a REMIC, the trust fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. If the trust fund is a grantor trust, you will be treated as an owner of an undivided pro rata interest in the mortgage pool or pool of securities and any other assets held by the trust fund. In certain cases the certificates may represent interests in a portion of a trust fund as to which one or more REMIC elections, as described above, are also made.

                                           Investors are advised to consult their tax advisors and to review
                                           "Federal Income Tax Consequences" in this prospectus and the related prospectus supplement.

ERISA CONSIDERATIONS...................... If you are subject to Title I of the Employee Retirement Income
                                           Security Act of 1974, as amended--also known as ERISA, or Section
                                           4975 of the Internal Revenue Code, you should carefully review with your legal advisors whether the purchase or holding of certificates could give rise to a transaction that is prohibited or is not otherwise permissible under either statute.

                                           In general, the related prospectus supplement will specify that some of the classes of certificates may not be transferred unless the trustee and Morgan Stanley Capital I Inc. receive a letter of representations or an opinion of counsel to the effect that:

                                           o   the transfer will not result in a violation of the prohibited transaction provisions of ERISA or the Internal Revenue Code;

                                           o   the transfer will not cause the assets of the trust fund to be deemed "plan assets" for purposes of ERISA or the Internal
                                               Revenue Code; and

                                           o   the transfer will not subject any of the trustee, Morgan
                                               Stanley Capital I Inc. or any servicer to additional
                                               obligations.

LEGAL INVESTMENT.......................... The related prospectus supplement will specify whether any classes of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                           Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory

                                                     -7-

                                           authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and the sale of the offered certificates.

RATING.................................... At the date of issuance, each class of certificates of each series that are offered to you will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies.


                                                     -8-

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. In particular, the timing and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below under Risk Factors, together with those described in the related prospectus supplement under Risk Factors, summarize the material risks relating to your certificates.

THE LACK OF A SECONDARY MARKET
MAY MAKE IT DIFFICULT FOR YOU
TO RESELL YOUR CERTIFICATES        Secondary market considerations may make your
                                   certificates difficult to resell or less
                                   valuable than you anticipated for a variety
                                   of reasons, including:

                                   o  there may not be a secondary market for
                                      the certificates;

                                   o  if a secondary market develops, we cannot
                                      assure you that it will continue or will
                                      provide you with the liquidity of
                                      investment you may have anticipated. Lack
                                      of liquidity could result in a substantial
                                      decrease in the market value of your
                                      certificates;

                                   o  the market value of your certificates will
                                      fluctuate with changes in interest rates;

                                   o  the secondary market for certificates
                                      backed by residential mortgages may be
                                      more liquid than the secondary market for
                                      certificates backed by multifamily and
                                      commercial mortgages so if your liquidity
                                      assumptions were based on the secondary
                                      market for certificates backed by
                                      residential mortgages, your assumptions
                                      may not be correct;

                                   o  certificateholders have no redemption
                                      rights; and

                                   o  secondary market purchasers are limited to
                                      this prospectus, the related prospectus
                                      supplement and to the reports delivered to
                                      certificateholders for information
                                      concerning the certificates.

                                   Morgan Stanley & Co. Incorporated currently
                                   expects to make a secondary market in your
                                   certificates, but it has no obligation to do
                                   so.

THE TRUST FUND'S ASSETS MAY
BE INSUFFICIENT TO ALLOW
FOR REPAYMENT IN FULL ON
YOUR CERTIFICATES                  Unless the related prospectus supplement so
                                   specifies, the sole source of payment on your
                                   certificates will be proceeds from the assets
                                   included in the trust fund for each series of
                                   certificates and any form of credit
                                   enhancement specified in the related
                                   prospectus supplement. You will not have any
                                   claim against, or security interest in, the
                                   trust fund for any other series. In addition,
                                   in general, there is no recourse to Morgan
                                   Stanley Capital I Inc. or any other entity,
                                   and neither the certificates nor the
                                   underlying mortgage loans are guaranteed or
                                   insured by any governmental agency or
                                   instrumentality or any other entity.
                                   Therefore, if the trust fund's assets are
                                   insufficient to pay you your

                                      -9-

                                   expected return, in most situations you will
                                   not receive payment from any other source.
                                   Exceptions include:

                                   o   loan repurchase obligations in connection
                                       with a breach of certain of the
                                       representations and warranties; and

                                   o   advances on delinquent loans, to the
                                       extent the master servicer deems the
                                       advance will be recoverable.

                                   Because some of the representations and
                                   warranties with respect to the mortgage loans
                                   or mortgage backed securities may have been
                                   made or assigned in connection with transfers
                                   of the mortgage loans or mortgage backed
                                   securities prior to the closing date, the
                                   rights of the trustee and the
                                   certificateholders with respect to those
                                   representations or warranties will be limited
                                   to their rights as assignees. Unless the
                                   related prospectus supplement so specifies,
                                   neither Morgan Stanley Capital I Inc., the
                                   master servicer nor any affiliate thereof
                                   will have any obligation with respect to
                                   representations or warranties made by any
                                   other entity.

                                   There may be accounts, as described in the
                                   related prospectus supplement, maintained as
                                   credit support. The amounts in these accounts
                                   may be withdrawn, under conditions described
                                   in the related prospectus supplement. Any
                                   withdrawn amounts will not be available for
                                   the future payment of principal or interest
                                   on the certificates.

                                   If a series of certificates consists of one
                                   or more classes of subordinate certificates,
                                   the amount of any losses or shortfalls in
                                   collections of assets on any distribution
                                   date will be borne first by one or more
                                   classes of the subordinate certificates, as
                                   described in the related prospectus
                                   supplement. Thereafter, those losses or
                                   shortfalls will be borne by the remaining
                                   classes of certificates, in the priority and
                                   manner and subject to the limitations
                                   specified in the related prospectus
                                   supplement.

PREPAYMENTS AND REPURCHASES
MAY REDUCE THE YIELD ON YOUR
CERTIFICATES                       The yield on your certificates may be reduced
                                   by prepayments on the mortgage loans or
                                   mortgage backed securities because
                                   prepayments affect the average life of the
                                   certificates. Prepayments can be voluntary,
                                   if permitted, and involuntary, such as
                                   prepayments resulting from casualty or
                                   condemnation, defaults and liquidations or
                                   repurchases upon breaches of representations
                                   and warranties. The investment performance of
                                   your certificates may vary materially and
                                   adversely from your expectation if the actual
                                   rate of prepayment is higher or lower than
                                   you anticipated.

                                   Voluntary prepayments may require the payment
                                   of a yield maintenance or prepayment premium.
                                   Nevertheless, we cannot assure you that the
                                   existence of the prepayment premium will
                                   cause a borrower to refrain from prepaying
                                   its mortgage loan nor can we assure you of
                                   the rate at which prepayments will occur.
                                   Morgan Stanley Mortgage Capital Inc., under
                                   certain circumstances, may be required to
                                   repurchase a mortgage loan from the trust
                                   fund if there has been a breach of a
                                   representation or warranty. The repurchase
                                   price paid will be passed through to you, as
                                   a certificateholder, with the same effect as
                                   if the mortgage loan had been prepaid in part
                                   or in full, except that no prepayment premium
                                   or yield maintenance charge would be payable.

                                      -10-

                                   Such a repurchase may therefore adversely
                                   affect the yield to maturity on your
                                   certificates.

                                   In a pool of mortgage loans, the rate of
                                   prepayment is unpredictable as it is
                                   influenced by a variety of factors including:

                                   o   the terms of the mortgage loans;

                                   o   the length of any prepayment lockout
                                       period;

                                   o   the prevailing interest rates;

                                   o   the availability of mortgage credit;

                                   o   the applicable yield maintenance charges
                                       or prepayment premiums;

                                   o   the servicer's ability to enforce those
                                       yield maintenance charges or prepayment
                                       premiums;

                                   o   the occurrence of casualties or natural
                                       disasters; and

                                   o   economic, demographic, tax, legal or
                                       other factors.

                                   There can be no assurance that the rate of
                                   prepayments will conform to any model
                                   described in this prospectus or in the
                                   related prospectus supplement.

                                   Some of the certificates may be more
                                   sensitive to prepayments than other
                                   certificates and in certain cases, the
                                   certificateholder holding these certificates
                                   may fail to recoup its original investment.
                                   You should carefully consider the specific
                                   characteristics of the certificates you
                                   purchase, as well as your investment approach
                                   and strategy. For instance, if you purchase a
                                   certificate at a premium, a prepayment may
                                   reduce the stream of interest payments you
                                   are entitled to receive on your certificate
                                   and your actual yield may be lower than your
                                   anticipated yield. Similarly, if you purchase
                                   a certificate which provides for the payment
                                   of interest only, or a certificate which
                                   provides for the payment of interest only
                                   after the occurrence of certain events, such
                                   as the retirement of one or more other
                                   classes of certificates of a series, you will
                                   probably be extremely sensitive to
                                   prepayments because a prepayment may reduce
                                   the stream of interest payments you are
                                   entitled to receive on your certificate.

IF PREPAYMENT PREMIUMS
ARE NOT ENFORCED, YOUR
CERTIFICATES MAY BE
ADVERSELY AFFECTED                 The yield on your certificates may be less
                                   than anticipated because the prepayment
                                   premium or yield maintenance required under
                                   certain prepayment scenarios may not be
                                   enforceable in some states or under federal
                                   bankruptcy laws.

                                   o   Some courts may consider the prepayment
                                       premium to be usurious.

                                   o   Even if the prepayment premium is
                                       enforceable, we cannot assure you that
                                       foreclosure proceeds will be sufficient
                                       to pay the prepayment premium.

                                      -11-

                                   o   Although the collateral substitution
                                       provisions related to defeasance are not
                                       suppose to be treated as a prepayment and
                                       should not affect your certificates, we
                                       cannot assure you that a court will not
                                       interpret the defeasance provisions as
                                       requiring a prepayment premium; nor can
                                       we assure you that if it is treated as a
                                       prepayment premium, the court will find
                                       the defeasance income stream enforceable.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       As principal payments or prepayments are made
                                   on a mortgage loan, the mortgage pool will be
                                   exposed to concentration risks with respect
                                   to the diversity of mortgaged properties,
                                   types of mortgaged properties and number of
                                   borrowers. Classes that have a later
                                   sequential designation or a lower payment
                                   priority are more likely to be exposed to
                                   these concentration risks than are classes
                                   with an earlier sequential designation or
                                   higher priority. This is so because principal
                                   on the certificates will be payable in
                                   sequential order, and no class entitled to a
                                   distribution of principal will receive its
                                   principal until the principal amount of the
                                   preceding class or classes entitled to
                                   receive principal have been reduced to zero.

RATINGS DO NOT GUARANTY
PAYMENT                            Any rating assigned by a rating agency to a
                                   class of certificates reflects the rating
                                   agency's assessment of the likelihood that
                                   holders of the class of certificates will
                                   receive the payments to which they are
                                   entitled.

                                   o   The ratings do not assess the likelihood
                                       that you will receive timely payments on
                                       your certificates.

                                   o   The ratings do not assess the likelihood
                                       of prepayments, including those caused by
                                       defaults.

                                   o   The ratings do not assess the likelihood
                                       of early optional termination of the
                                       certificates.

                                   Each rating agency rating classes of a
                                   particular series will determine the amount,
                                   type and nature of credit support required
                                   for that series. This determination may be
                                   based on an actuarial analysis of the
                                   behavior of mortgage loans in a larger group
                                   taking into account the appraised value of
                                   the real estate and the commercial and
                                   multifamily real estate market.

                                   o   We cannot assure you that the historical
                                       data supporting the actuarial analysis
                                       will accurately reflect or predict the
                                       rate of delinquency, foreclosure or loss
                                       that will be experienced by the mortgage
                                       loans in a particular series.

                                   o   We cannot assure you that the appraised
                                       value of any property securing a mortgage
                                       loan in a particular series will remain
                                       stable throughout the life of your
                                       certificate.

                                   o   We cannot assure you that the real estate
                                       market will not experience an overall
                                       decline in property values nor can we
                                       assure you that the outstanding balance
                                       of any mortgage loan in a

                                      -12-

                                       particular series will always be less
                                       than the market value of the property
                                       securing the mortgage loan.

RATINGS DO NOT GUARANTY VALUE      If one or more rating agencies downgrade
                                   certificates of a series, your certificate
                                   will decrease in value. Because none of
                                   Morgan Stanley Capital I Inc., the seller,
                                   the master servicer, the trustee or any
                                   affiliate has any obligation to maintain a
                                   rating of a class of certificates, you will
                                   have no recourse if your certificate
                                   decreases in value.

CASH FLOW FROM THE PROPERTIES
MAY BE VOLATILE AND INSUFFICIENT
TO ALLOW TIMELY PAYMENT ON
YOUR CERTIFICATES                  Repayment of a commercial or multifamily
                                   mortgage loan is dependent on the income
                                   produced by the property. Therefore, the
                                   borrower's ability to repay a mortgage loan
                                   depends primarily on the successful operation
                                   of the property and the net operating income
                                   derived from the property. Net operating
                                   income can be volatile and may be adversely
                                   affected by factors such as:

                                   o   economic conditions causing plant
                                       closings or industry slowdowns;

                                   o   an oversupply of available retail space,
                                       office space or multifamily housing;

                                   o   changes in consumer tastes and
                                       preferences;

                                   o   decrease in consumer confidence;

                                   o   retroactive changes in building codes;

                                   o   the age, design and construction quality
                                       of the property, including perceptions
                                       regarding the attractiveness, convenience
                                       or safety of the property;

                                   o   the age, design, construction quality and
                                       proximity of competing properties;

                                   o   increases in operating expenses due to
                                       external factors such as increases in
                                       heating or electricity costs;

                                   o   increases in operating expenses due to
                                       maintenance or improvements required at
                                       the property;

                                   o   a decline in the financial condition of a
                                       major tenant;

                                   o   a decline in rental rates as leases are
                                       renewed or entered into with new tenants;

                                   o   the concentration of a particular
                                       business type in a building;

                                   o   the length of tenant leases;

                                   o   the creditworthiness of tenants; and

                                   o   the property's "operating leverage."

                                      -13-

                                   Operating leverage refers to the percentage
                                   of total property expenses in relation to
                                   revenue, the ratio of fixed operating
                                   expenses to those that vary with revenue and
                                   the level of capital expenditures required to
                                   maintain the property and retain or replace
                                   tenants.

                                   If a commercial property is designed for a
                                   specific tenant, net operating income may be
                                   adversely affected if that tenant defaults
                                   under its obligations because properties
                                   designed for a specific tenant often require
                                   substantial renovation before it is suitable
                                   for a new tenant. As a result, the proceeds
                                   from liquidating this type of property
                                   following foreclosure might be insufficient
                                   to cover the principal and interest due under
                                   the loan.

                                   It is anticipated that a substantial portion
                                   of the mortgage loans included in any trust
                                   fund will be nonrecourse loans or loans for
                                   which recourse may be restricted or
                                   unenforceable. Therefore, if a borrower
                                   defaults, recourse may be had only against
                                   the specific property and any other assets
                                   that have been pledged to secure the related
                                   mortgage loan.

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT OPERATING
INCOME                             Various factors may adversely affect the
                                   value of the mortgaged properties without
                                   affecting the properties' current net
                                   operating income. These factors include among
                                   others:

                                   o   changes in governmental regulations,
                                       fiscal policy, zoning or tax laws;

                                   o   potential environmental legislation or
                                       liabilities or other legal liabilities;

                                   o   the availability of refinancing; and

                                   o   changes in interest rate levels or yields
                                       required by investors in income producing
                                       commercial properties.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT              The successful operation of a real estate
                                   project depends upon the property manager's
                                   performance and viability. The property
                                   manager is responsible for:

                                   o   responding to changes in the local
                                       market;

                                   o   planning and implementing the rental
                                       structure;

                                   o   operating the property and providing
                                       building services;

                                   o   managing operating expenses; and

                                   o   assuring that maintenance and capital
                                       improvements are carried out in a timely
                                       fashion.

                                   A good property manager, by controlling
                                   costs, providing appropriate service to
                                   tenants and seeing to the maintenance of
                                   improvements, can improve cash flow, reduce
                                   vacancy, leasing and repair costs and

                                      -14-

                                   preserve building value. On the other hand,
                                   management errors can, in some cases, impair
                                   short-term cash flow and the long term
                                   viability of an income producing property.
                                   Properties deriving revenues primarily from
                                   short-term sources are generally more
                                   management intensive than properties leased
                                   to creditworthy tenants under long-term
                                   leases.

                                   Morgan Stanley Capital I Inc. makes no
                                   representation or warranty as to the skills
                                   of any present or future managers.
                                   Additionally, Morgan Stanley Capital I Inc.
                                   cannot assure you that the property managers
                                   will be in a financial condition to fulfill
                                   their management responsibilities throughout
                                   the terms of their respective management
                                   agreements.

YOU SHOULD CONSIDER THE NUMBER
OF MORTGAGE LOANS IN THE POOL      Assuming pools of equal aggregate unpaid
                                   principal balances, the concentration of
                                   default, foreclosure and loss in a trust fund
                                   containing fewer mortgage loans will
                                   generally be higher than that in trust fund
                                   containing more mortgage loans.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED          Payments under the mortgage loans are
                                   generally not insured or guaranteed by any
                                   person or entity.

                                   In general, the borrowers under the mortgage
                                   loans will be entities created to own or
                                   purchase the related commercial property. The
                                   borrowers are set up this way, in significant
                                   part, to isolate the property from the debts
                                   and liabilities of the person creating the
                                   entity. Unless otherwise specified, the loan
                                   will represent a nonrecourse obligation of
                                   the related borrower secured by the lien of
                                   the related mortgage and the related lease
                                   assignments. Even if the loan is recourse,
                                   the borrower generally will not have any
                                   significant assets other than the property or
                                   properties and the related leases, which will
                                   be pledged to the trustee. Therefore,
                                   payments on the loans and, in turn, payments
                                   of principal and interest on your
                                   certificates, will depend primarily or solely
                                   on rental payments by the lessees. Those
                                   rental payments will, in turn, depend on
                                   continued occupancy by, or the
                                   creditworthiness of, those lessees. Both
                                   continued occupancy and creditworthiness may
                                   be adversely affected by a general economic
                                   downturn or an adverse change in the lessees'
                                   financial conditions.

BORROWER MAY BE UNABLE TO REPAY
THE REMAINING PRINCIPAL BALANCE
ON ITS MATURITY DATE WHICH WOULD
ADVERSELY AFFECT PAYMENT ON YOUR
CERTIFICATES                       Some of the mortgage loans may not be fully
                                   amortizing over their terms to maturity and
                                   will require substantial principal
                                   payments--i.e., balloon payments--at their
                                   stated maturity. Mortgage loans with balloon
                                   payments involve a greater degree of risk
                                   because a borrower's ability to make a
                                   balloon payment typically will depend upon
                                   its ability either to timely refinance the
                                   loan or to timely sell the mortgaged
                                   property. However, refinancing a loan or
                                   selling the property will be affected by a
                                   number of factors, including:

                                   o   interest rates;

                                   o   the borrower's equity in the property;

                                      -15-

                                   o   the financial condition and operating
                                       history of the borrower and the property;

                                   o   tax laws;

                                   o   renewability of operating licenses;

                                   o   prevailing economic conditions and the
                                       availability of credit for commercial and
                                       multifamily properties;

                                   o   with respect to certain multifamily
                                       properties and mobile home parks, rent
                                       control laws; and

                                   o   with respect to hospitals, nursing homes
                                       and convalescent homes, reimbursement
                                       rates from private and public coverage
                                       providers.

YOUR CERTIFICATES WILL BEAR
LOSSES IF INSUFFICIENT FUNDS
ARE AVAILABLE TO SATISFY ANY
JUNIOR MORTGAGE LOANS              If the prospectus supplement so specifies,
                                   some of the mortgage loans may be secured
                                   primarily by junior mortgages. In the event
                                   of a liquidation, satisfaction of a mortgage
                                   loan secured by a junior mortgage will be
                                   subordinate to the satisfaction of the
                                   related senior mortgage loan. If the proceeds
                                   are insufficient to satisfy the junior
                                   mortgage and the related senior mortgage, the
                                   junior mortgage loan in the trust fund would
                                   suffer a loss and the class of certificate
                                   you own may bear that loss. Therefore, any
                                   risks of deficiencies associated with first
                                   mortgage loans will be even greater in the
                                   case of junior mortgage loans. See "--Risks
                                   Factors."

OBLIGOR DEFAULT MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       If the related prospectus supplement so
                                   specifies, a master servicer, a sub-servicer
                                   or a special servicer will be permitted,
                                   within prescribed parameters, to extend and
                                   modify whole loans that are in default or as
                                   to which a payment default is imminent. Any
                                   ability to extend or modify may apply, in
                                   particular, to whole loans with balloon
                                   payments. In addition, a master servicer, a
                                   sub-servicer or a special servicer may
                                   receive a workout fee based on receipts from,
                                   or proceeds of, those whole loans. While any
                                   entity granting this type of extension or
                                   modification generally will be required to
                                   determine that the extension or modification
                                   is reasonably likely to produce a greater
                                   recovery on a present value basis than
                                   liquidation, there is no assurance this will
                                   be the case. Additionally, if the related
                                   prospectus supplement so specifies, some of
                                   the mortgage loans included in the mortgage
                                   pool may have been subject to workouts or
                                   similar arrangements following prior periods
                                   of delinquency and default.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               The bankruptcy or insolvency of a major
                                   tenant, or of a number of smaller tenants may
                                   adversely affect the income produced by a
                                   mortgaged property. Under the Bankruptcy
                                   Code, a tenant has the option of assuming or
                                   rejecting any unexpired lease. If the tenant
                                   rejects the lease, the landlord's claim would
                                   be a general unsecured claim against the
                                   tenant, absent collateral securing the claim.
                                   The claim would be limited to the unpaid rent
                                   reserved for the periods prior to the
                                   bankruptcy petition or the earlier surrender
                                   of the leased

                                      -16-

                                   premises, which are unrelated to the
                                   rejection, plus the greater of one year's
                                   rent or 15% of the remaining rent reserved
                                   under the lease, but not more than three
                                   years' rent to cover any rejection related
                                   claims.

BORROWER BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               Under the Bankruptcy Code, the filing of a
                                   petition in bankruptcy by or against a
                                   borrower will stay the sale of the real
                                   property owned by that borrower, as well as
                                   the commencement or continuation of a
                                   foreclosure action. In addition, if a court
                                   determines that the value of the mortgaged
                                   property is less than the principal balance
                                   of the mortgage loan it secures, the court
                                   may prevent a lender from foreclosing on the
                                   mortgaged property, subject to certain
                                   protections available to the lender. As part
                                   of a restructuring plan, a court also may
                                   reduce the amount of secured indebtedness to
                                   the then-value of the mortgaged property.
                                   Such an action would make the lender a
                                   general unsecured creditor for the difference
                                   between the then-value and the amount of its
                                   outstanding mortgage indebtedness. A
                                   bankruptcy court also may:

                                   o   grant a debtor a reasonable time to cure
                                       a payment default on a mortgage loan;

                                   o   reduce monthly payments due under a
                                       mortgage loan;

                                   o   change the rate of interest due on a
                                       mortgage loan; or

                                   o   otherwise alter the mortgage loan's
                                       repayment schedule.

                                   Moreover, the filing of a petition in
                                   bankruptcy by, or on behalf of, a junior
                                   lienholder may stay the senior lienholder
                                   from taking action to foreclose on the
                                   mortgaged property in a manner that would
                                   substantially diminish the position of the
                                   junior lien. Additionally, the borrower's
                                   trustee or the borrower, as
                                   debtor-in-possession, has certain special
                                   powers to avoid, subordinate or disallow
                                   debts. In certain circumstances, the claims
                                   of the trustee may be subordinated to
                                   financing obtained by a debtor-in-possession
                                   subsequent to its bankruptcy.

                                   Under the Bankruptcy Code, the lender will be
                                   stayed from enforcing a borrower's assignment
                                   of rents and leases. The Bankruptcy Code also
                                   may interfere with the lender's ability to
                                   enforce lockbox requirements. The legal
                                   proceedings necessary to resolve these issues
                                   can be time consuming and may significantly
                                   delay the receipt of rents. Rents also may
                                   escape an assignment to the extent they are
                                   used by the borrower to maintain the
                                   mortgaged property or for other court
                                   authorized expenses.

                                   As a result of the foregoing, the lender's
                                   recovery with respect to borrowers in
                                   bankruptcy proceedings may be significantly
                                   delayed, and the aggregate amount ultimately
                                   collected may be substantially less than the
                                   amount owed.

                                      -17-

SOPHISTICATION OF THE
BORROWER MAY ADVERSELY
AFFECT PAYMENT
ON YOUR CERTIFICATES               In general, the mortgage loans will be made
                                   to partnerships, corporations or other
                                   entities rather than individuals. This may
                                   entail greater risks of loss from delinquency
                                   and foreclosure than do single family
                                   mortgage loans. In addition, the borrowers
                                   under commercial mortgage loans may be more
                                   sophisticated than the average single family
                                   home borrower. This may increase the
                                   likelihood of protracted litigation or the
                                   likelihood of bankruptcy in default
                                   situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH
COULD ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES       Although the prospectus supplement for a
                                   series of certificates will describe the
                                   credit support for the related trust fund,
                                   the credit support will be limited in amount
                                   and coverage and may not cover all potential
                                   losses or risks. Use of credit support will
                                   be subject to the conditions and limitations
                                   described in the prospectus and in the
                                   related prospectus supplement. Moreover, any
                                   applicable credit support may not cover all
                                   potential losses or risks. For example,
                                   credit support may not cover fraud or
                                   negligence by a mortgage loan originator or
                                   other parties.

                                   A series of certificates may include one or
                                   more classes of subordinate certificates,
                                   which may include certificates being offered
                                   to you. Although subordination is intended to
                                   reduce the senior certificateholders' risk of
                                   delinquent distributions or ultimate losses,
                                   the amount of subordination will be limited
                                   and may decline under certain circumstances.
                                   In addition, if principal payments are made
                                   in a specified order of priority, and limits
                                   exist with respect to the aggregate amount of
                                   claims under any related credit support, the
                                   credit support may be exhausted before the
                                   principal of the certificate classes with
                                   lower priority has been repaid. Significant
                                   losses and shortfalls on the assets
                                   consequently may fall primarily upon classes
                                   of certificates having a lower payment
                                   priority. Moreover, if a form of credit
                                   support covers more than one series of
                                   certificates, holders of certificates
                                   evidencing an interest in a covered series
                                   will be subject to the risk that the credit
                                   support will be exhausted by the claims of
                                   other covered series.

                                   The amount of any credit support supporting
                                   one or more classes of certificates being
                                   offered to you, including the subordination
                                   of one or more classes will be determined on
                                   the basis of criteria established by each
                                   pertinent rating agency. Those criteria will
                                   be based on an assumed level of defaults,
                                   delinquencies, other losses or other factors.
                                   However, the loss experience on the related
                                   mortgage loans or mortgage backed securities
                                   may exceed the assumed levels. See
                                   "Description of Credit Support."

                                   Regardless of the form of any credit
                                   enhancement, the amount of coverage will be
                                   limited and, in most cases, will be subject
                                   to periodic reduction, in accordance with a
                                   schedule or formula. The master servicer
                                   generally will be permitted to reduce,
                                   terminate or substitute all or a portion of
                                   the credit enhancement for any series of
                                   certificates, if the applicable rating agency
                                   indicates that the then-current ratings will
                                   not be adversely affected. A rating agency
                                   may lower the ratings of any series of
                                   certificates if the obligations of any credit
                                   support

                                      -18-

                                   provider are downgraded. The ratings also may
                                   be lowered if losses on the related mortgage
                                   loans or MBS substantially exceed the level
                                   contemplated by the rating agency at the time
                                   of its initial rating analysis. Neither
                                   Morgan Stanley Capital I Inc., the master
                                   servicer nor any of their affiliates will
                                   have any obligation to replace or supplement
                                   any credit enhancement, or to take any other
                                   action to maintain any ratings of any series
                                   of certificates.

INVESTORS IN SUBORDINATE CLASSES
OF CERTIFICATES MAY BE SUBJECT
TO DELAYS IN PAYMENT AND MAY NOT
RECOVER THEIR INITIAL
INVESTMENTS                        To the extent described in this prospectus,
                                   the subordinate certificateholders' rights to
                                   receive distributions with respect to the
                                   assets to which they would otherwise be
                                   entitled will be subordinate to the rights of
                                   the senior certificateholders and of the
                                   master servicer, if the master servicer is
                                   paid its servicing fee, including any unpaid
                                   servicing fees with respect to one or more
                                   prior periods, and is reimbursed for certain
                                   unreimbursed advances and unreimbursed
                                   liquidation expenses. As a result, investors
                                   in subordinate certificates must be prepared
                                   to bear the risk that they may be subject to
                                   delays in payment and may not recover their
                                   initial investments.

                                   The yields on the subordinate certificates
                                   may be extremely sensitive to the loss
                                   experience of the assets and the timing of
                                   any losses. If the actual rate and amount of
                                   losses experienced by the assets exceed the
                                   rate and amount assumed by an investor, the
                                   yields to maturity on the subordinate
                                   certificates may be lower than anticipated.

DIFFICULTIES IN ENFORCEMENT OF
LOAN PROVISIONS MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       The mortgage loans may contain due-on-sale
                                   clauses, which permit a lender to accelerate
                                   the maturity of the mortgage loan if the
                                   borrower sells, transfers or conveys the
                                   related mortgaged property or its interest in
                                   the mortgaged property and debt-acceleration
                                   clauses, which permit a lender to accelerate
                                   the loan upon a monetary or non-monetary
                                   default by the borrower. These clauses are
                                   generally enforceable. The courts of all
                                   states will enforce clauses providing for
                                   acceleration in the event of a material
                                   payment default. The equity courts, however,
                                   may refuse to enforce these clauses if
                                   acceleration of the indebtedness would be
                                   inequitable, unjust or unconscionable.

                                   If the related prospectus supplement so
                                   specifies, the mortgage loans will be secured
                                   by an assignment of leases and rents.
                                   Pursuant to those assignments, the borrower
                                   typically assigns its right, title and
                                   interest as landlord under the leases on the
                                   related mortgaged property and the income
                                   derived from the leases to the lender as
                                   further security for the related mortgage
                                   loan, while retaining a license to collect
                                   rents as long as there is no default. If the
                                   borrower defaults, the license terminates and
                                   the lender is entitled to collect rents.
                                   These assignments are typically not perfected
                                   as security interests prior to actual
                                   possession of the cash flows. Some state laws
                                   may require that the lender take possession
                                   of the mortgaged property and obtain judicial
                                   appointment of a receiver before becoming
                                   entitled to collect the rents. In addition,
                                   if bankruptcy or similar proceedings are
                                   commenced by or in respect of the borrower,
                                   the lender's ability to collect the rents may
                                   be adversely

                                      -19-

                                   affected. See "Legal Aspects of the Mortgage
                                   Loans and the Leases--Leases and Rents."

ENVIRONMENTAL ISSUES AT THE
MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Real property pledged as security for a
                                   mortgage loan may be subject to environmental
                                   risks. Under federal law and the laws of
                                   certain states, contamination of a property
                                   may give rise to a lien on the property to
                                   assure the costs of cleanup. In several
                                   states, this type of lien has priority over
                                   the lien of an existing mortgage against the
                                   property. Moreover, the presence of hazardous
                                   or toxic substances, or the failure to
                                   remediate the property, may adversely affect
                                   the owner or operator's ability to borrow
                                   using the property as collateral. In
                                   addition, under the laws of some states and
                                   under CERCLA and other federal law, a lender
                                   may become liable, as an "owner operator,"
                                   for costs of addressing releases or
                                   threatened releases of hazardous substances
                                   that require remedy at a property, if agents
                                   or employees of the lender have become
                                   sufficiently involved in the management or
                                   operations of the borrower. Liability may be
                                   imposed even if the environmental damage or
                                   threat was caused by a prior owner.

                                   Under certain circumstances, a lender also
                                   risks this type of liability on foreclosure
                                   of the mortgage. Unless the related
                                   prospectus supplement specifies otherwise,
                                   neither the master servicer, the sub-servicer
                                   nor the special servicer may acquire title to
                                   a mortgaged property or take over its
                                   operation unless the master servicer has
                                   previously determined, based upon a report
                                   prepared by a person who regularly conducts
                                   environmental audits, that:

                                   o   the mortgaged property is in compliance
                                       with applicable environmental laws, and
                                       there are no circumstances present at the
                                       mortgaged property for which
                                       investigation, testing, monitoring,
                                       containment, clean-up or remediation
                                       could be required under any federal,
                                       state or local law or regulation; or

                                   o   if the mortgaged property is not in
                                       compliance with applicable environmental
                                       laws or circumstances requiring any of
                                       the foregoing actions are present, that
                                       it would be in the best economic interest
                                       of the trust fund to acquire title to the
                                       mortgaged property and take the actions
                                       as would be necessary and appropriate to
                                       effect compliance or respond to those
                                       circumstances.

                                   See "Legal Aspects of the Mortgage Loans and
                                   Leases--Environmental Legislation."

IF YOU ARE SUBJECT TO ERISA,
YOU MAY NOT BE ELIGIBLE TO
PURCHASE CERTIFICATES              Generally, ERISA applies to investments made
                                   by employee benefit plans and transactions
                                   involving the assets of those plans. Due to
                                   the complexity of regulations governing those
                                   plans, prospective investors that are subject
                                   to ERISA are urged to consult their own
                                   counsel regarding consequences under ERISA of
                                   acquisition, ownership and disposition of the
                                   offered certificates of any series.

                                      -20-

THE INCOME TAX CONSIDERATIONS
SHOULD IMPACT YOUR DECISION TO
PURCHASE A REMIC RESIDUAL
CERTIFICATE                        Except as provided in the prospectus
                                   supplement, REMIC residual certificates are
                                   anticipated to have "phantom income"
                                   associated with them. That is, taxable income
                                   is anticipated to be allocated to the REMIC
                                   residual certificates in the early years of
                                   the existence of the related REMIC--even if
                                   the REMIC residual certificates receive no
                                   distributions from the related REMIC--with a
                                   corresponding amount of losses allocated to
                                   the REMIC residual certificates in later
                                   years. Accordingly, the present value of the
                                   tax detriments associated with the REMIC
                                   residual certificates may significantly
                                   exceed the present value of the tax benefits
                                   related thereto, and the REMIC residual
                                   certificates may have a negative "value."

                                   Moreover, the REMIC residual certificates
                                   will, in effect, be allocated an amount of
                                   gross income equal to the non-interest
                                   expenses of the REMIC, but those expenses
                                   will be deductible only as itemized
                                   deductions, and will be subject to all the
                                   limitations applicable to itemized
                                   deductions, by holders of REMIC residual
                                   certificates that are individuals.
                                   Accordingly, investment in the REMIC residual
                                   certificates generally will not be suitable
                                   for individuals or for certain pass-through
                                   entities, such as partnerships or S
                                   corporations, that have individuals as
                                   partners or shareholders. In addition, REMIC
                                   residual certificates are subject to
                                   restrictions on transfer. Finally,
                                   prospective purchasers of a REMIC residual
                                   certificate should be aware that Treasury
                                   Department regulations do not permit certain
                                   REMIC residual interests to be marked to
                                   market.

REQUIRED CONSENT IN CONNECTION
WITH SERVICING THE PROPERTIES
MAY EFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES      Under certain circumstances, the consent or
                                   approval of the holders of a specified
                                   percentage of the aggregate principal balance
                                   of all outstanding certificates of a series
                                   or a similar means of allocating
                                   decision-making will be required to direct
                                   certain actions. The actions may include
                                   directing the special servicer or the master
                                   servicer regarding measures to be taken with
                                   respect to some of the mortgage loans and
                                   real estate owned properties and amending the
                                   relevant pooling agreement or trust
                                   agreement. The consent or approval of these
                                   holders will be sufficient to bind all
                                   certificateholders of the relevant series.
                                   See "Description of the Agreements--Events of
                                   Default," "--Rights Upon Event of Default,"
                                   and "--Amendment."

LITIGATION ARISING OUT OF
ORDINARY BUSINESS MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               There may be pending or threatened legal
                                   proceedings against the borrowers and
                                   managers of the mortgaged properties and
                                   their respective affiliates arising out of
                                   the ordinary business of the borrowers,
                                   managers and affiliates. This litigation
                                   could cause a delay in the payment on your
                                   certificates. Therefore, we cannot assure you
                                   that this type of litigation would not have a
                                   material adverse effect on your certificates.

                                      -21-

COMPLIANCE WITH THE AMERICANS
WITH DISABILITIES ACT OF 1990
MAY BE EXPENSIVE AND MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Under the Americans with Disabilities Act of
                                   1990, all public accommodations are required
                                   to meet federal requirements related to
                                   access and use by disabled persons. Borrowers
                                   may incur costs complying with the Americans
                                   with Disabilities Act of 1990. In addition,
                                   noncompliance could result in the imposition
                                   of fines by the federal government or an
                                   award of damages to private litigants. These
                                   costs of complying with the Americans with
                                   Disabilities Act of 1990 and the possible
                                   imposition of fines for noncompliance would
                                   result in additional expenses on the
                                   mortgaged properties, which could have an
                                   adverse effect on your certificates.

IF YOUR CERTIFICATE IS BOOK-
ENTRY, YOU WILL NOT BE
RECOGNIZED AS A
CERTIFICATEHOLDER BY THE
TRUSTEE                            If the prospectus supplement so provides, one
                                   or more classes of the certificates offered
                                   to you will be initially represented by one
                                   or more certificates for each class
                                   registered in the name of Cede & Co., the
                                   nominee for the Depository Trust Company. If
                                   you purchase this type of certificate:

                                   o   your certificate will not be registered
                                       in your name or the name of your nominee;

                                   o   you will not be recognized by the trustee
                                       as a certificateholder; and

                                   o   you will be able to exercise your right
                                       as a certificateholder only through the
                                       Depository Trust Company and its
                                       participating organizations.

                                   You will be recognized as a certificateholder
                                   only if and when definitive certificates are
                                   issued. See "Description of the
                                   Certificates--Book-Entry Registration and
                                   Definitive Certificates."

                -------------------------------------------------

This prospectus also contains forward-looking statements that involve risks and uncertainties. Actual results could differ from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above under "Risk Factors" and elsewhere in this prospectus.

                                      -22-

                         DESCRIPTION OF THE TRUST FUNDS

      Capitalized terms are defined in the "Glossary of Terms" beginning on page
112.

ASSETS

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund. The primary assets of each trust fund will include:

     o   multifamily mortgage loans, commercial mortgage loans or both;

     o   mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities;

     o   direct obligations of the United States, agencies of the United States or agencies created by government entities which are not subject to redemption prior to maturity at the option of the issuer and are (a)
         interest-bearing securities, (b) non-interest bearing securities, (c)
         originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d)
         interest-bearing securities from which the right to payment of principal has been removed; or

     o   a combination of mortgage loans, mortgage backed securities and government securities.

     Neither the mortgage loans nor the mortgage backed securities will be guaranteed or insured by Morgan Stanley Capital I Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any government agency or instrumentality or by any other person. Each asset will be selected by
Morgan Stanley Capital I Inc. for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of Morgan Stanley Capital I Inc. and, with respect to mortgage loans or mortgage backed securities, which prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

     Unless otherwise specified in the related prospectus supplement, the certificates of any series will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by Morgan Stanley Capital I Inc. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the assets.

MORTGAGE LOANS

  GENERAL

     The mortgage loans will be secured by liens on, or security interests in, mortgaged properties consisting of:

     o   Multifamily Properties which are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings; or

     o   Commercial Properties which are office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

The mortgaged properties will be located in any one of the fifty states, the
District of Columbia or the Commonwealth of Puerto Rico, or, in another location, if specified in the related prospectus supplement. The mortgage loans in the mortgage pool will be evidenced by promissory notes secured by first or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on the mortgaged property. Multifamily
Properties may include mixed commercial and residential structures and may include apartment

                                      -23-

buildings owned by private cooperative housing corporations. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold will exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than Morgan Stanley Capital I Inc. The related prospectus supplement will indicate if any originator or a mortgage loan is an affiliate of Morgan Stanley Capital I Inc., mortgage loans will generally also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the mortgage loan.

  LEASES

     If specified in the related prospectus supplement, some or all of the mortgage loans will include assignments of the leases of the related mortgaged properties and assignments of the rental payments due from lessee to lessor under the leases. To the extent specified in the related prospectus supplement, the commercial properties may be leased to lessees that respectively occupy all or a portion of the properties. Pursuant to an assignment of a lease, the related borrower may assign its rights, title and interest as lessor under each lease and the income derived from the lease to the related lender, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender or its agent is entitled to collect the rents from the related lessee or lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the lease assignments by a lender until it takes possession of the related mortgaged property or a receiver is appointed. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents". Alternatively, if
specified in the related prospectus supplement, the borrower and the lender may agree that payments under leases are to be made directly to the master servicer.

     If described in the related prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related mortgage loans. In some cases, the leases may require the lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some of the leases may require the borrower to bear costs associated with structural repairs or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the related prospectus supplement, under certain circumstances the lessees may be permitted to set off their rental obligations against the obligations of the borrowers under the leases. In those cases where payments under the leases, net of any operating expenses payable by the borrowers are insufficient to pay all of the scheduled principal and interest on the related mortgage loans, the borrowers must rely on other income or sources, including security deposits, generated by the related mortgaged property to make payments on the related mortgage loan.

     To the extent specified in the related prospectus supplement, some commercial properties may be leased entirely to one lessee. In these cases, absent the availability of other funds, the borrower must rely entirely on rent paid by the lessee in order for the borrower to pay all of the scheduled principal and interest on the related mortgage loan. To the extent specified in the related prospectus supplement, some of the leases may expire prior to the stated maturity of the related mortgage loan. In these cases, upon expiration of the leases the borrowers will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on these mortgage loans unless the lease is renewed. As specified in the related prospectus supplement, some of the leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the borrower, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility, while other leases provide that it is the lessee's responsibility, to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the related lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the ingress or egress to the leased space has been materially impaired.

  DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which

                                      -24-

means that, absent special facts, the lender may look only to the Net Operating
Income from the property for repayment of the mortgage debt, and not to any other of the borrower's assets, in the event of the borrower's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. The "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan. "Net Operating Income"
means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

     As the primary component of Net Operating Income, rental income as well as maintenance payments from tenant-stockholders of a cooperative is subject to the vagaries of the applicable real estate market or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower, is responsible for payment of some or all of these expenses;
however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan. See
"--Leases" above.

     The duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties. However, that risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of these regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default because other factors may outweigh a high Debt
Service Coverage Ratio. For instance, where a mortgage loan requires substantial principal payments at the stated maturity, the risk of default if the balloon payment cannot be refinanced at maturity is significant, even though the related
Debt Service Coverage Ratio may be high.

     The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the borrower.

                                      -25-

     Appraised values for income-producing properties may be based on:

     o   the recent resale value of comparable properties at the date of the appraisal;

     o   the cost of replacing the property;

     o   a projection of value based upon the property's projected net cash flow; or

     o   a selection from or interpolation of the values derived from the methods listed here.

     Each of these appraisal methods presents analytical challenges for the following reasons:

     o   it is often difficult to find truly comparable properties that have recently been sold;

     o   the replacement cost of a property may have little to do with its current market value;

     o   income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate;

     o   more than one of the appraisal methods may be used and each may produce significantly different results; and

     o   if a high Loan-to-Value Ratio accompanies a high Debt Service Coverage
         Ratio or vice versa, the analysis of default and loss risks is difficult.

     While Morgan Stanley Capital I Inc. believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that these factors will in fact have been considered by the originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors--Borrower May Be Unable To Repay The
Remaining Principal Balance On Its Maturity Date Which Would Adversely Affect
Payment On Your Certificates," "--Your Certificates Will Bear Losses If
Insufficient Funds Are Available to Satisfy Any Junior Mortgage Loans," and
"--Obligor Default May Adversely Affect Payment on Your Certificates."

  LOAN-TO-VALUE RATIO

     The Loan-to-Value Ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the Value of the related mortgaged property. The Value of a mortgaged property, other than with respect to Refinance Loans, is generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan and

     o   the sales price for that property.

Refinance Loans are loans made to refinance existing loans. Unless the related prospectus supplement provides otherwise, the Value of the mortgaged property securing a Refinance Loan is the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

   MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the date of that prospectus supplement or the Cut-off Date, if applicable and specifically known to Morgan Stanley Capital I Inc., with respect to the mortgage loans, including:

     o   the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans, unless the related prospectus supplement provides

                                      -26-

         otherwise, the close of business on the Cut-off Date, which is a day of the month of formation of the related trust fund, as designated in the prospectus supplement;

     o   the type of property securing the mortgage loans, e.g., multifamily property or commercial property and the type of property in each category;

     o   the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans;

     o   the earliest and latest origination date and maturity date of the mortgage loans;

     o   the weighted average, by principal balance, of the Loan-to-Value Ratios at origination of the mortgage loans;

     o   the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

     o   the state or states in which most of the mortgaged properties are located;

     o   information with respect to the prepayment provisions, if any, of the mortgage loans;

     o   the weighted average Retained Interest, if any;

     o   with respect to mortgage loans with adjustable mortgage rates, the
         Index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of the adjustable rate loan and the frequency of monthly payment adjustments;

     o   the Debt Service Coverage Ratio either at origination or as of a more recent date, or both; and

     o   information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

The related prospectus supplement will also contain certain information available to Morgan Stanley Capital I Inc. with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Default and Loss
Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to Morgan Stanley Capital
I Inc. at the time certificates are initially offered, more general information of the nature described in the bullet points in this section will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current
Report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

  PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

     o   have individual principal balances at origination of not less than
         $25,000;

     o   have original terms to maturity of not more than 40 years; and

     o   provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at another interval as specified in the related prospectus supplement.

     Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at a mortgage rate. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated
maturity date, in each

                                      -27-

case as described in the related prospectus supplement. Each mortgage loan may contain a Lockout Period and Lockout Date, the date of expiration of the Lockout
Period, or require payment of a prepayment premium in connection with a prepayment, in each case as described in the related prospectus supplement.

     In the event that holders of any class or classes of the offered certificates in this prospectus supplement will be entitled to all or a portion of any prepayment premiums collected in respect of mortgage loans, the related prospectus supplement will specify the method or methods by which these amounts will be allocated. A mortgage loan may also contain provisions entitling the lender to a share of profits realized from the operation or disposition of the mortgaged property, as described in the related prospectus supplement. In the event that holders of any class or classes of offered certificates will be entitled to all or a portion of an Equity Participation, the related prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among the certificates.

MORTGAGE BACKED SECURITIES

     Any MBS will have been issued pursuant to an MBS Agreement. A seller, the
MBS issuer, or the servicer of the underlying mortgage loans or Underlying MBS, or a combination of those entities, will have entered into the MBS Agreement with an MBS trustee, if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on
MBS on the dates specified in the related prospectus supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS trustee or the MBS servicer.
The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of the credit support, if any, will be a function of certain characteristics of the mortgage loans or Underlying MBS evidenced by or securing the MBS and other factors and generally will have been established for the MBS on the basis of requirements of any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates evidencing interests in assets that include MBS will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amount or
         Notional Amount, as applicable, and type of the MBS to be included in the trust fund;

     o   the original and remaining term to stated maturity of the MBS, if applicable;

     o   whether the MBS is entitled only to interest payments, only to principal payments or to both;

     o   the pass-through or bond rate of the MBS or formula for determining the rates, if any;

     o   the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features;

     o   the MBS issuer, MBS servicer and MBS trustee, as applicable;

     o   characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to the MBS;

     o   the terms on which the MBS or the related Underlying Mortgage Loans or
         Underlying MBS may, or are required to, be purchased prior to their maturity;

                                      -28-

     o   the terms on which mortgage loans or Underlying MBS may be substituted for those originally underlying the MBS;

     o   the servicing fees payable under the MBS Agreement;

     o   the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in
         Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph;

     o   the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS, and

     o   whether the MBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the
         Participants Trust Company.

     If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by Morgan Stanley Capital I Inc.
that each represent an interest in one or more Underlying Mortgage Loans. The prospectus supplement for a series will contain the disclosure concerning the
MBS described in the preceding paragraph and, in particular, will disclose the
Underlying Mortgage Loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

GOVERNMENT SECURITIES

     The prospectus supplement for a series of certificates evidencing interests in assets of a trust fund that include government securities will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amounts or
         Notional Amounts, as applicable, and types of the government securities to be included in the trust fund;

     o   the original and remaining terms to stated maturity of the government securities;

     o   whether the government securities are entitled only to interest payments, only to principal payments or to both;

     o   the interest rates of the government securities or the formula to determine the rates, if any;

     o   the applicable payment provisions for the government securities; and

     o   to what extent, if any, the obligation evidenced by the related series of certificates is backed by the full faith and credit of the United
         States.

ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the related prospectus supplement deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the
Agreements--Certificate Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage if applicable and related information with respect to each type of Credit Support, if any, will be described in the

                                      -29-

prospectus supplement for a series of certificates. See "Risk Factors--Credit
Support May Not Cover Losses Or Risks Which Could Adversely Affect Payment On
Your Certificates."

CASH FLOW AGREEMENTS

     If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates. Currency exchange agreements might be included in the trust fund if some or all of the mortgage loans or MBS, such as mortgage loans secured by mortgaged properties located outside the United States, were denominated in a non-United States currency. The principal terms of any guaranteed investment contract or other agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to termination, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates will be applied by Morgan Stanley Capital I Inc. to the purchase of assets and to pay for certain expenses incurred in connection with the purchase of assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of assets acquired by Morgan Stanley
Capital I Inc., prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder will accrue interest thereon based on a pass-through rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a series may have fixed, variable or adjustable pass-through rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

     o   the pass-through rate for each class of certificates or, in the case of a variable or adjustable pass-through rate, the method of determining the pass-through rate;

     o   the effect, if any, of the prepayment of any mortgage loan or MBS on the pass-through rate of one or more classes of certificates; and

     o   whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate and purchase price of the certificate because, while interest may accrue on each asset during a certain period, the distribution of interest will be made on a day which may be several days, weeks or months following the period of accrual.

                                      -30-

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the certificates will have a stated principal amount in addition to the certificate Balance of a class of Accrual
Certificates, and will be distributed to certificateholders as provided in the related prospectus supplement and will include interest accrued during the
Interest Accrual Period for that Distribution Date. As indicated in this prospectus under "--Pass-Through Rate" above, if the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of the certificates may be lower than the yield that would result if the Interest Accrual Period ended on that Distribution Date. In addition, if so specified in the related prospectus supplement, interest accrued for an Interest Accrual Period for one or more classes of certificates may be calculated on the assumption that distributions of principal, additions to the
Certificate Balance of Accrual Certificates and allocations of losses on the assets may be made on the first day of the Interest Accrual Period for a
Distribution Date and not on that Distribution Date. This method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The
Interest Accrual Period for any class of offered certificates will be described in the related prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the certificates will be affected by the rate of principal payments on the assets including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. These payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series

     o   will correspond to the rate of principal payments on the assets in the related trust fund;

     o   is likely to be affected by the existence of Lockout Periods and
         Prepayment Premium provisions of the mortgage loans underlying or comprising the assets; and

     o   is likely to be affected to the extent the servicer of any mortgage loan is able to enforce the Lockout Period and Prepayment Premium provisions.

Mortgage loans with a Lockout Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without these provisions, with shorter Lockout Periods or with lower Prepayment Premiums.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the certificates of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

     When a full prepayment is made on a mortgage loan, the borrower is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of

                                      -31-

principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the Due Date in the month in which the partial prepayment is received. As a result, to the extent set forth in the related prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the mortgage loans or MBS may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans or the MBS and distributed on a certificate, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease or increase in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any
Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of a series. Prepayments on the mortgage loans comprising or underlying the mortgage loans or MBS in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates of the related series.

     If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled Distribution
Date, which is the date on or prior to which the certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the related prospectus supplement.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage loans or MBS is paid to that class, which may be in the form of scheduled amortization or prepayments which include prepayments, in whole or in part, and liquidations due to default.

     In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the
MBS. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying the assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage loans, the MBS or both. Moreover,
CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage loans or the MBS for any series will not conform to any particular level of CPR.

     Morgan Stanley Capital I Inc. is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate Balance of each class that would be outstanding on specified
Distribution Dates. The information in these tables will be based on the assumptions stated in the prospectus supplement, including assumptions that

                                      -32-

prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of CPR or at other rates specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage loans or MBS for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

  TYPE OF MORTGAGE ASSET

     A number of mortgage loans may have balloon payments due at maturity.
Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of this type of mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates. This would lengthen the period of time elapsed from the date of issuance of a certificate until it is retired.

  FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage loans or MBS that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the mortgage loans or MBS and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

  DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of transfers of or the creation of encumbrances upon underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include "due-on-sale" clauses or
"due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or other transfers of or the creation of encumbrances upon the related mortgaged property. With respect to any Whole Loans, unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise--or waive its right to exercise--any rights that the trustee may have as lender to accelerate payment of the Whole
Loan in a manner consistent with the Servicing Standard. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and
"Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

                                  THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000.

     Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

                                      -33-

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates of each series, including any class of certificates not offered by this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. Each series of certificates will consist of one or more classes of certificates that may:

     o   provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

     o   be senior or subordinate to one or more other classes of certificates in respect of distributions on the certificates;

     o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

     o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

     o   provide for distributions of accrued interest thereon commencing only following the occurrence of events, such as the retirement of one or more other classes of certificates of the series;

     o   provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement;

     o   provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component; or

     o   do all or any combination of the above.

Any of the foregoing may be included in the certificates being offered to you.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped
Interest Certificates, Notional Amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and these certificates may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange. However Morgan Stanley Capital I Inc. or the trustee or any of its agents may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued in definitive form or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--If Your Certificate Is Book-Entry, You
Will Not Be Recognized As Certificateholder By The Trustee." Under limited circumstances, definitive certificates will be exchangeable for other certificates of the same class and series of a like aggregate Certificate
Balance, Notional Amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the Distribution Date. Except as otherwise specified in the related prospectus supplement, distributions other than the final distribution will be made to the persons in whose names the certificates are registered on the Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each Distribution Date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee.

     Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities to receive payments by wire transfer, if the

                                      -34-

certificateholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement and, if so provided in the related prospectus supplement, holds certificates in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payments as it appears on the Certificate Register. However, the final distribution in retirement of the certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the certificates of each series on each Distribution
Date will be made from the Available Distribution Amount described in this paragraph, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the
Available Distribution Amount for each Distribution Date equals the sum of the following amounts:

     1.  the total amount of all cash on deposit in the related Certificate
         Account as of the corresponding Determination Date, exclusive of:

          o   all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period;

          o   unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related prepayment premiums, Liquidation Proceeds,
              Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period; and

          o   all amounts in the Certificate Account that are due or
              reimbursable to Morgan Stanley Capital I Inc., the trustee, an asset seller, a subservicer, a special servicer, the master servicer or any other entity as specified in the related
              prospectus supplement or that are payable in respect of certain expenses of the related trust fund;

     2.  if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

     3.  all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the Distribution
         Date;

     4.  if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

     5.  unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to the Distribution Date.

     The entire Available Distribution Amount will be distributed among the related certificates, including any certificates not offered hereby, on each
Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates, other than classes of Stripped Principal
Certificates that have no pass-through rate, may have a different pass-through rate, which will be a fixed, variable or adjustable rate at which interest will accrue on the class or a component thereof. The related prospectus supplement will specify the pass-through rate for each class or component or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate. Unless otherwise specified in the related prospectus supplement, interest on the certificates will be calculated on the basis of a
360-day year consisting of twelve 30-day months.

                                      -35-

     In general, distributions of interest in respect of the certificates of any class will be made on each Distribution Date based on the Accrued Certificate
Interest for the class and the Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to the class on the
Distribution Date. Accrual Certificates, however, will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Certificates are not entitled to any distributions of interest. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the Certificate Balance thereof on each Distribution Date. Unless otherwise provided in the prospectus supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding Notional
Amount thereof immediately prior to each Distribution Date, at the applicable pass-through rate, reduced as described below in the next paragraph.

     The method of determining the Notional Amount for any class of Stripped
Interest Certificates will be described in the related prospectus supplement.
Reference to Notional Amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate
Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls. Prepayment interest shortfalls are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage loans or MBS in the trust fund for the series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund. Similarly, with respect to
Accrual Certificates, the related prospectus supplement will describe the extent to which the amount of Accrued Certificate Interest that may be added to the
Certificate Balance of a Class of Offered Certificates may be reduced. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund will result in a corresponding increase in the Certificate Balance of the class. See "Risk Factors--Prepayments And
Repurchases May Reduce The Yield On Your Certificates," and "--If Prepayment
Premiums Are Not Enforced, Your Certificates May Be Adversely Affected," and
"Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The certificates of each series, other than certain classes of Stripped
Interest Certificates, will have a Certificate Balance. The Certificate Balance will equal the maximum principal amount that the holder will be entitled to receive out of future cash flow on the assets in the trust fund. The outstanding
Certificate Balance of a certificate will be reduced to the extent of distributions of principal and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets. The outstanding Certificate Balance may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement. The outstanding Certificate Balance may be increased in the case of Accrual Certificates, prior to the Distribution Date on which distributions of interest are required to commence, by any related Accrued
Certificate Interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate Certificate Balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each
Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the
Certificate Balance of that class has been reduced to zero. Stripped Interest
Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "--General" above. To the extent, the descriptions set forth under "--Distributions of Interests on the Certificates"
and "--Distributions of Principal of the

                                      -36-

Certificates" above also relate to components of a class of certificates. In this case, references to Certificate Balance and pass-through rate refer to the principal balance, if any, of any component and the pass-through rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY
PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of Equity Participations that are collected on the mortgage loans or MBS in the related trust fund will be distributed on each Distribution
Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any
Distribution Date in respect of which losses or shortfalls in collections on the mortgage loans or MBS or both have been incurred, the amount of losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on mortgage loans or MBS comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each
Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for the Distribution Date.
The master servicer or other entity required to make advances will do so, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and Retained Interest, that were due on the Whole Loans in the trust fund during the related Due Period and were delinquent on the related Determination Date. The master servicer or other entity required to make advances will advance, subject to that entity's good faith determination that the advances will be reimbursable from Related
Proceeds. In the case of a series of certificates that includes one or more classes of Subordinate Certificates and if so provided in the related prospectus supplement, the master servicer's or another entity's advance obligation may be limited only to the portion of the delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and may be subject to the master servicer's or another entity's good faith determination that the advances will be reimbursable not only from Related Proceeds but also from collections on other assets otherwise distributable on one or more classes of
Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates. Advances do not guaranty or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's or another entity's funds will be reimbursable only out of Related Proceeds and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of the series.
However, advances will be reimbursable from amounts in the Certificate Account prior to distributions being made on the certificates, to the extent that the master servicer or another entity shall determine in good faith that the advance is a Nonrecoverable Advance. If advances have been made by the master servicer from excess funds in the Certificate Account, the master servicer is required to replace the funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on the Distribution Date are
less than payments required to be made to certificateholders on that date. If so specified in the related prospectus supplement, the obligations of the master servicer or another entity to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, the master servicer or another entity will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself interest periodically from general collections on the assets prior to any payment to certificateholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

                                      -37-

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with the MBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I
Inc. and to the other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (1) the amount of the distribution to holders of certificates of that class applied to reduce the Certificate Balance thereof;

     (2) the amount of the distribution to holders of certificates of that class allocable to Accrued Certificate Interest;

     (3) the amount of the distribution allocable to

         o    prepayment premiums and

         o    payments on account of Equity Participations;

     (4) the amount of related servicing compensation received by a master servicer and, if payable directly out of the related trust fund, by any special servicer and any subservicer and any other customary information as that master servicer or trustee deem necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     (5) the aggregate amount of advances included in that distribution, and the aggregate amount of unreimbursed advances at the close of business on that Distribution Date;

     (6) the aggregate principal balance of the assets at the close of business on that Distribution Date;

     (7) the number and aggregate principal balance of Whole Loans in respect of which:

         o    one scheduled payment is delinquent,

         o    two scheduled payments are delinquent,

         o    three or more scheduled payments are delinquent and

         o    foreclosure proceedings have been commenced;

     (8) with respect to each Whole Loan that is delinquent two or more months:

         o    the loan number thereof,

         o    the unpaid balance thereof,

         o    whether the delinquency is in respect of any balloon payment,

         o    the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,

         o    if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming the mortgage loan is subsequently liquidated through foreclosure,

         o    whether a notice of acceleration has been sent to the borrower and, if so, the date of the notice,

         o    whether foreclosure proceedings have been commenced and, if so, the date so commenced and

                                      -38-

          o   if the mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (9)  with respect to any Whole Loan liquidated during the related Due
          Period other than by payment in full:

          o   the loan number thereof,

          o   the manner in which it was liquidated and

          o   the aggregate amount of liquidation proceeds received;

     (10) with respect to any Whole Loan liquidated during the related Due
          Period,

          o   the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of the mortgage loan and

          o   the amount of any loss to certificateholders;

     (11) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period,

          o   the loan number of the related mortgage loan and

          o   the date of acquisition;

     (12) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period:

          o   the book value,

          o   the principal balance of the related mortgage loan immediately following the Distribution Date, calculated as if the mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement,

          o   the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

          o   if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (13) with respect to any REO Property sold during the related Due Period

          o   the loan number of the related mortgage loan,

          o   the aggregate amount of sale proceeds,

          o   the portion of sales proceeds payable or reimbursable to the master servicer or a special servicer in respect of the REO
              Property or the related mortgage loan and

          o   the amount of any loss to certificateholders in respect of the related mortgage loan;

     (14) the aggregate Certificate Balance or Notional Amount, as the case may be, of each class of certificates including any class of certificates not offered hereby at the close of business on the Distribution Date, separately identifying any reduction in the Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate
          Interest has been added to the balance;

     (15) the aggregate amount of principal prepayments made during the related
          Due Period;

     (16) the amount deposited in the reserve fund, if any, on the Distribution
          Date;

                                      -39-

     (17) the amount remaining in the reserve fund, if any, as of the close of business on the Distribution Date;

     (18) the aggregate unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the Distribution
          Date;

     (19) in the case of certificates with a variable pass-through rate, the pass-through rate applicable to the Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related prospectus supplement;

     (20) in the case of certificates with an adjustable pass-through rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate applicable to the
          Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related prospectus supplement;

     (21) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included in the Series as of the close of business on the Distribution Date; and

     (22) the aggregate amount of payments by the borrowers of:

          o   default interest,

          o   late charges and

          o   assumption and modification fees collected during the related Due
              Period.

     In the case of information furnished pursuant to subclauses (1)-(4) above, the amounts generally will be expressed as a dollar amount per minimum denomination of certificates. In addition, in the case of information furnished pursuant to subclauses (1), (2), (14), (18) and (19) above, the amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to
Morgan Stanley Capital I Inc. and to any other parties as may be specified in the Agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any MBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of the certificates.

     Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (1)-(4) above, aggregated for the calendar year or the applicable portion thereof during which the person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Certificate Account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to the Agreement following the earlier of

     o   the final payment or other liquidation of the last asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and

     o   the purchase of all of the assets of the trust fund by the party entitled to effect the termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust fund created by the Agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the Agreement will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

                                      -40-

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each class will be represented by one or more single certificates registered in the name of a nominee for the depository, the
Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended. DTC was created to hold securities for its
Participants and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, eliminating the need for physical movement of certificates.
Participants include Morgan Stanley & Co. Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to Indirect
Participants.

     Unless otherwise provided in the related prospectus supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through Participants and Indirect Participants. In addition, these Certificate Owners will receive all distributions on the book-entry certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution
Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each Distribution Date, DTC will forward the payments to its
Participants which thereafter will be required to forward them to Indirect
Participants or Certificate Owners. Unless otherwise provided in the related prospectus supplement, the only certificateholder will be Cede, as nominee of
DTC, and the Certificate Owners will not be recognized by the trustee as certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the book-entry certificates and is required to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and Indirect Participants with which
Certificate Owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective Certificate Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate
Owner to pledge its interest in the book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     DTC has advised Morgan Stanley Capital I Inc. that it will take any action permitted to be taken by a certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates, rather than to DTC or its nominee only if

     o   Morgan Stanley Capital I Inc. advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and Morgan Stanley
         Capital I Inc. is unable to locate a qualified successor, or

                                      -41-

     o   Morgan Stanley Capital I Inc., at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of definitive certificates for the Certificate Owners.
Upon surrender by DTC of the certificate or certificates representing the book-entry certificates, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the Certificate Owners identified in the instructions the definitive certificates to which they are entitled, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The certificates will be offered pursuant to a Pooling Agreement or a Trust
Agreement.

     o   A Pooling Agreement will be used where the trust fund includes Whole
         Loans. The parties to a Pooling Agreement will be Morgan Stanley
         Capital I Inc., a trustee, a master servicer and any special servicer appointed as of the date of the Pooling Agreement. If a master servicer is not appointed, a servicer, with, generally, the same obligations as described in this prospectus with respect to the master servicer, unless otherwise specified in the prospectus supplement, will be appointed. This servicer will service all or a significant number of
         Whole Loans directly without a subservicer. References in this prospectus to master servicer and its rights and obligations, to the extent set forth in the related prospectus supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly.

     o   A Trust Agreement will be used where the trust fund does not include
         Whole Loans. The parties to a Trust Agreement will be Morgan Stanley
         Capital I Inc. and a trustee. A manager or administrator may be appointed pursuant to the Trust Agreement for any trust fund to administer the trust fund.

     The provisions of each Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling Agreement has been filed as an exhibit to the Registration
Statement of which this prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe some of the provisions that may appear in each
Agreement. The prospectus supplement for a series of certificates will describe any provision of the Agreement relating to a series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each trust fund and the description of the provisions in the related prospectus supplement. Morgan
Stanley Capital I Inc. will provide a copy of the Agreement, without exhibits, relating to any series of certificates without charge upon written request of a holder of a certificate of a series addressed to Morgan Stanley Capital I Inc.,
c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New
York 10036, Attention: John E. Westerfield.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of certificates, Morgan Stanley
Capital I Inc. will assign or cause to be assigned to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to the assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with the assignment, deliver the certificates to Morgan Stanley Capital I Inc. in exchange for the assets and the other assets comprising the trust fund for the series. Each mortgage loan and MBS will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information

     o   in respect of each Whole Loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of the property, the mortgage rate and, if applicable, the applicable Index, margin, adjustment date and any rate cap information, the

                                      -42-

         original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value,
         Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

     o   in respect of each MBS included in the related trust fund, including without limitation, the MBS issuer, MBS servicer and MBS trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or to the custodian, certain loan documents, which to the extent set forth in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage or a certified copy thereof with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if Morgan Stanley Capital I Inc. delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to these mortgage loans, the trustee or its nominee may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, this type of mortgage loan that is subsequently in default if the enforcement thereof or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related Agreement will require Morgan Stanley Capital I Inc. or another party specified in the Agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records.
However, in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of Morgan Stanley Capital I Inc., the master servicer, the relevant asset seller or any other prior holder of the
Whole Loan, the assignment of mortgage for each related Whole Loan may not be recorded.

     The trustee or a custodian will review the Whole Loan documents within a specified period of days after receipt thereof, and the trustee or a custodian will hold the documents in trust for the benefit of the certificateholders.
Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian shall immediately notify the master servicer and Morgan
Stanley Capital I Inc., and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of notice, then to the extent set forth in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of notice, to repurchase the related Whole Loan from the trustee at the Purchase Price or substitute the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor
Morgan Stanley Capital I Inc. will be obligated to repurchase or substitute the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for the asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of this type of breach or defect.

     If so provided in the related prospectus supplement, Morgan Stanley Capital
I Inc. will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or master servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

     With respect to each Government Security or MBS in certificated form,
Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or the custodian the original certificate or other definitive evidence of the Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully the
Government Security or MBS, as applicable, to the trustee for the benefit of

                                      -43-

the certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation"
within the meaning of the UCC, Morgan Stanley Capital I Inc. and the trustee will cause the Government Security or MBS to be registered directly or on the books of the clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related Agreement will require that either Morgan Stanley Capital I Inc. or the trustee promptly cause any MBS and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related prospectus supplement Morgan
Stanley Capital I Inc. will, with respect to each Whole Loan, make or assign certain representations and warranties, as of a specified date covering, by way of example, the following types of matters:

     o   the accuracy of the information set forth for the Whole Loan on the schedule of assets appearing as an exhibit to the related Agreement;

     o   the existence of title insurance insuring the lien priority of the
         Whole Loan;

     o   the authority of the Warrantying Party to sell the Whole Loan;

     o   the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;

     o   the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

     o   the existence of hazard and extended perils insurance coverage on the mortgaged property.

     Any Warrantying Party, if other than Morgan Stanley Capital I Inc., shall be an asset seller or an affiliate thereof or another person acceptable to
Morgan Stanley Capital I Inc. and shall be identified in the related prospectus supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between the date on which the representations are made and the date of initial issuance of the related series of certificates evidencing an interest in the Whole Loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the Warrantying Party will be obligated to reimburse the trust fund for losses caused by the breach or either cure the breach or repurchase or replace the affected Whole Loan as described in the next paragraph. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warrantying Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes such breach occurs prior to the date on which they were made. The Warranting
Party would have no obligations if the relevant event that causes the breach occurs after that date.

     Unless otherwise provided in the related prospectus supplement, each
Agreement will provide that the master servicer or trustee, or both, will be required to notify promptly the relevant Warrantying Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of the Whole Loan or the interests in the Whole
Loan of the certificateholders. If the Warrantying Party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then

     o   the Warrantying Party will be obligated to repurchase the Whole Loan from the trustee within a specified period from the date on which the
         Warrantying Party was notified of the breach, at the Purchase Price; or

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option, within a specified period after initial issuance of such series of certificates, to cause the
         Whole Loan to be removed from the trust fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related prospectus supplement; or

                                      -44-

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach.

Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a Warrantying Party.

     Neither Morgan Stanley Capital I Inc., except to the extent that it is the
Warrantying Party, nor the master servicer will be obligated to purchase or substitute for a Whole Loan if a Warrantying Party defaults on its obligation to do so, and no assurance can be given that Warrantying Parties will carry out their obligations with respect to Whole Loans.

     Unless otherwise provided in the related prospectus supplement the
Warrantying Party will, with respect to a trust fund that includes government securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to the government securities or MBS, covering

     o   the accuracy of the information set forth therefor on the schedule of assets appearing as an exhibit to the related Agreement and

     o   the authority of the Warrantying Party to sell the assets.

The related prospectus supplement will describe the remedies for a breach thereof.

     A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any of these representations which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of the breach to the master servicer, the trustee or Morgan Stanley Capital I Inc. will constitute an Event of Default under the Agreement. See "--Events of Default"
and "--Rights Upon Event of Default," below.

CERTIFICATE ACCOUNT AND OTHER COLLECTION ACCOUNTS

  GENERAL

     The master servicer or the trustee or both will, as to each trust fund, establish and maintain or cause to be established and maintained, the
Certificate Account, which must be either

     o   an account or accounts the deposits in which are insured by the Bank
         Insurance Fund or the Savings Association Insurance Fund of the FDIC,
         to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the
         Certificate Account is maintained or

     o   otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of certificates of the series.

The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the account may be invested pending each succeeding Distribution Date in short-term Permitted
Investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the Certificate Account will be paid to a master servicer or its designee as additional servicing compensation. The
Certificate Account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating
Agency or Agencies and so specified in the related prospectus supplement, a
Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

                                      -45-

  DEPOSITS

         A master servicer or the trustee will deposit or cause to be deposited in the Certificate Account for one or more trust funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the Cut-off Date, other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained
Interest, all payments on account of principal, including principal prepayments, on the assets;

     (1)   all payments on account of interest on the assets, including any default interest collected, in each case net of any portion thereof retained by a master servicer, a subservicer or a special servicer as its servicing compensation and net of any Retained Interest;

     (2)   all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a Whole Loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the borrower in accordance with normal servicing procedures and all Insurance Proceeds and all Liquidation
           Proceeds, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (3)   any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates as described under "Description of Credit Support";

     (4)   any advances made as described under "Description of the
           Certificates--Advances in Respect of Delinquencies";

     (5)   any amounts representing prepayment premiums;

     (6)   any amounts paid under any Cash Flow Agreement, as described under
           "Description of the Trust Funds--Cash Flow Agreements";

     (7)   all proceeds of any asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by Morgan Stanley Capital I
           Inc., any asset seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and
           "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under
           "--Realization Upon Defaulted Whole Loans," and all proceeds of any asset purchased as described above under "Description of the
           Certificates--Termination";

     (8)   any amounts paid by a master servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the trust fund as described under "Description of the Agreements--Retained
           Interest; Servicing Compensation and Payment of Expenses";

     (9)   to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations on the mortgage loans or MBS or both;

     (10)  all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies";

     (11)  any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

     (12)  any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related prospectus supplement.

                                      -46-

  WITHDRAWALS

         A master servicer or the trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related prospectus supplement, make withdrawals from the Certificate Account for each trust fund for any of the following purposes:

     (1)   to make distributions to the certificateholders on each Distribution
           Date;

     (2)   to reimburse a master servicer for unreimbursed amounts advanced as described above under "Description of the Certificates--Advances in
           Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, net of related servicing fees and Retained Interest, on and principal of the particular Whole
           Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to those Whole
           Loans;

     (3)   to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to
           Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation
           Proceeds and Insurance Proceeds collected on the particular Whole
           Loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of
           Credit Support with respect to such Whole Loans and properties;

     (4)   to reimburse a master servicer for any advances described in clause
           (2) above and any servicing expenses described in clause (3) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related
           Agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of Subordinate
           Certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

     (5)   if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause
           (3) above while these amounts remain outstanding and unreimbursed;

     (6)   to pay for costs and expenses incurred by the trust fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes, substances and materials on, mortgaged properties securing defaulted Whole Loans as described below under "--Realization Upon Defaulted Whole Loans";

     (7)   to reimburse a master servicer, Morgan Stanley Capital I Inc., or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters
           Regarding a Master Servicer and the Depositor";

     (8)   if and to the extent described in the related prospectus supplement, to pay or to transfer to a separate account for purposes of escrowing for the payment of the trustee's fees;

     (9)   to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding the Trustee";

     (10)  unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the
           Certificate Account;

     (11)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account that were identified and applied by the master servicer as recoveries of Retained Interest;

                                      -47-

     (12)  to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, these payments to be made out of income received on this type of property;

     (13)  if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described below under "Federal Income Tax
           Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

     (14)  to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of the defaulted Whole Loan or property;

     (15)  to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of certificateholders;

     (16)  to pay for the costs of recording the related Agreement if recordation materially and beneficially affects the interests of certificateholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warrantying Party to remedy any breach of representation or warranty under the Agreement;

     (17)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "--Assignment of Assets;
           Repurchase" and "--Representations and Warranties; Repurchases" or
           otherwise;

     (18)  to make any other withdrawals permitted by the related Agreement and described in the related prospectus supplement; and

     (19)  to clear and terminate the Certificate Account at the termination of the trust fund.

  OTHER COLLECTION ACCOUNTS

     Notwithstanding the foregoing, if so specified in the related prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related subservicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any collection account will be withdrawn therefrom and deposited into the appropriate Certificate Account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the
Certificate Account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

     The master servicer, directly or through subservicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided the procedures are consistent with the Servicing
Standard. In connection therewith, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

     Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including the following:

                                      -48-

     o   maintaining, or causing the borrower or lessee on each mortgage or lease to maintain, hazard, business interruption and general liability insurance policies and, if applicable, rental interruption policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder;

     o   maintaining escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the Whole Loan;

     o   processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies;

     o   supervising foreclosures;

     o   inspecting and managing mortgaged properties under certain circumstances; and

     o   maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit
         Support. See "Description of Credit Support."

     The master servicer may agree to modify, waive or amend any term of any
Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not

     o   affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or

     o   in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon.

The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related prospectus supplement,

     o   in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and

     o   in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation.

The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any Whole Loan.

  SUBSERVICERS

     A master servicer may delegate its servicing obligations in respect of the
Whole Loans to subservicer, but the master servicer will remain obligated under the related Agreement. Each subservicing agreement must be consistent with the terms of the related Agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in the capacity of master servicer, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the subservicing agreement.

     Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any subservicer, irrespective of whether the master servicer's compensation pursuant to the related Agreement is sufficient to pay those fees. However, a subservicer may be entitled to a Retained Interest in certain Whole Loans. Each subservicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an
Agreement. See "--Retained Interest; Servicing Compensation and Payment of
Expenses" below.

                                      -49-

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, a special servicer may be appointed. The related prospectus supplement will describe the rights, obligations and compensation of a special servicer. The master servicer will only be responsible for the duties and obligations of a special servicer to the extent set forth in the prospectus supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A borrower's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question the borrower's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer is required to:

     o   monitor any Whole Loan which is in default,

     o   contact the borrower concerning the default,

     o   evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property,

     o   initiate corrective action in cooperation with the borrower if cure is likely,

     o   inspect the mortgaged property, and

     o   take any other actions as are consistent with the Servicing Standard.

A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

     The time within which the master servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses or takes a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders, may vary considerably depending on the particular Whole Loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the Whole Loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the master servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a mortgaged property for a considerable period of time. See
"Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a trust fund that includes Whole Loans may grant to the master servicer or the holder or holders of certain classes of certificates, or both, a right of first refusal to purchase from the trust fund at a predetermined purchase price any Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the related prospectus supplement. The related prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the
Purchase Price described under "--Representations and Warranties; Repurchases."

     Unless otherwise specified in the related prospectus supplement, the master servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the master servicer determines, consistent with the Servicing Standard, that this sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any sale of this type be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person including itself, an affiliate of the master servicer or any certificateholder that constitutes a fair price for the defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan as described in the paragraphs below. Any bid in an amount at least equal to the
Purchase Price described under "--Representations and Warranties; Repurchases"
will in all cases be deemed fair.

                                      -50-

     If a default on a Whole Loan has occurred or, in the master servicer's judgment is imminent, and the action is consistent with the servicing standard, the master servicer, on behalf of the trustee, may at any time:

     o   institute foreclosure proceedings,

     o   exercise any power of sale contained in any mortgage,

     o   obtain a deed in lieu of foreclosure, or

     o   otherwise acquire title to a mortgaged property securing the Whole
         Loan.

Unless otherwise specified in the related prospectus supplement, the master servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator"
of that mortgaged property within the meaning of federal environmental laws, unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that either:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take the actions as would be necessary and appropriate to effect the compliance and respond to the circumstances, the cost of which actions will be an expense of the trust fund.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of the mortgaged property by the trust fund, unless

     o   the Internal Revenue Service grants an extension of time to sell the property or

     o   the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to that period will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

Subject to the foregoing, the master servicer will be required to

     o   solicit bids for any mortgaged property so acquired by the trust fund as will be reasonably likely to realize a fair price for the property
         and

     o   accept the first and, if multiple bids are contemporaneously received, the highest cash bid received from any person that constitutes a fair price.

     If the trust fund acquires title to any mortgaged property, the master servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of any of its obligations with respect to the management and operation of that property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC Provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the operations and ownership of any mortgaged property

                                      -51-

acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Whole Loan under any related instrument of
Credit Support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the mortgage rate plus the aggregate amount of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the
Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of the Liquidation Proceeds to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the master servicer is not required to expend its own funds to restore the damaged property unless it determines

     o   that the restoration will increase the proceeds to certificateholders on liquidation of the Whole Loan after reimbursement of the master servicer for its expenses and

     o   that the expenses will be recoverable by it from related Insurance
         Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a master servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate
Account out of those proceeds, prior to distribution thereof to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the
Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of
Credit Support."

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each
Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, then the coverage that is consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below in this section, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the master servicer under any policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and mortgage note, will be deposited in the Certificate Account. The
Agreement will provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the
Whole Loans. If the blanket policy contains a deductible clause, the master

                                      -52-

servicer will be required to deposit in the Certificate Account all sums that would have been deposited in the Certificate Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the mortgaged properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of

     o   the replacement cost of the improvements less physical depreciation and

     o   the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance if the related mortgaged property was located at the time of origination in a federally designated flood area.

     In addition, to the extent required by the related mortgage, the master servicer may require the borrower or related lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the master servicer, subservicer or special servicer to maintain public liability insurance with respect to any REO
Properties. Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of this cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. These costs may be recovered by the master servicer, subservicer or special servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the Whole Loans. However, the ability of the master servicer to present or cause to be presented these claims is dependent upon the extent to which information in this regard is furnished to the master servicer by borrowers.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related prospectus supplement, the master servicer or the borrowers will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of these policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the related lease due to a casualty event, the losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the master servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage

                                      -53-

that is equal to the then existing coverage of the terminated rental interruption policy. However, if the cost of any replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent set forth in the related prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the master servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in the
Certificate Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related prospectus supplement, each
Agreement will require that the master servicer and any special servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage which may provide blanket coverage or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer or the special servicer, as applicable. The related Agreement will allow the master servicer and any special servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as criteria set forth in the Agreement are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the Whole Loans may contain clauses requiring the consent of the lender to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the lender to accelerate payment of the Whole Loan upon any sale or other transfer of the related mortgaged property. Some of the
Whole Loans may contain clauses requiring the consent of the lender to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the lender to accelerate payment of the
Whole Loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will exercise any right the trustee may have as lender to accelerate payment of the Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Legal
Aspects of the Mortgage Loans and the Leases--Due-on-Sale and
Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement.

     Unless otherwise specified in the related prospectus supplement, the master servicer's and a subservicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each asset. Since any Retained Interest and a master servicer's primary compensation are percentages of the principal balance of each asset, these amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes Whole Loans may provide that, as additional compensation, the master servicer or the subservicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from borrowers and any interest or other income which may be earned on funds held in the Certificate Account or any account established by a subservicer pursuant to the Agreement.

     The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be borne by the trust fund.

                                      -54-

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers or the Audit
Program for Mortgages Serviced for the Federal Home Loan Mortgage Corporation,
the servicing by or on behalf of the master servicer of mortgage loans under pooling agreements substantially similar to each other, including the related
Agreement, was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, requires it to report. In rendering its statement that firm may rely, as to matters relating to the direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants with respect to the related subservicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related prospectus supplement, copies of annual accountants' statement and statements of officers will be obtainable by certificateholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The master servicer, if any, or a servicer for substantially all the Whole
Loans under each Agreement will be named in the related prospectus supplement.
The entity serving as master servicer or as servicer may be an affiliate of
Morgan Stanley Capital I Inc. and may have other normal business relationships with Morgan Stanley Capital I Inc. or Morgan Stanley Capital I Inc.'s
affiliates. Reference to the master servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

     Unless otherwise specified in the related prospectus supplement, the related Agreement will provide that the master servicer may resign from its obligations and duties only upon a determination that its duties under the
Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with another activity carried on by it that was performed by the master servicer on the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement will further provide that neither any master servicer, Morgan Stanley
Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement. However, neither a master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I
Inc. will be protected against any breach of a representation, warranty or covenant made in the Agreement, or against any liability specifically imposed by the Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that any master servicer, Morgan Stanley Capital I Inc. and any director, officer, employee or agent of a master servicer or Morgan Stanley Capital I Inc. will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates; provided, however, that the indemnification will not extend to any loss, liability or expense:

                                      -55-

     o   specifically imposed by the Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans, except as any loss, liability or expense shall be otherwise reimbursable pursuant to the
         Agreement;

     o   incurred in connection with any breach of a representation, warranty or covenant made in the Agreement;

     o   incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of its obligations or duties;

     o   incurred in connection with any violation of any state or federal securities law; or

     o   imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related
         Agreement.

In addition, each Agreement will provide that neither any master servicer nor
Morgan Stanley Capital I Inc. will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or Morgan Stanley Capital I Inc.
may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the master servicer or Morgan Stanley Capital I Inc., as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the master servicer or Morgan Stanley Capital I Inc.
may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or Morgan Stanley Capital I Inc. is a party, or any person succeeding to the business of the master servicer or Morgan
Stanley Capital I Inc., will be the successor of the master servicer or Morgan
Stanley Capital I Inc., as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related prospectus supplement for a trust fund that includes Whole Loans, Events of Default under the related Agreement will include:

     (1) any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     (2) any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Agreement which continues unremedied for thirty days after written notice of the failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer,
         Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     (3) any breach of a representation or warranty made by the master servicer under the Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of that breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     (4) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default--other than to shorten cure periods or eliminate notice requirements--will be specified in the related prospectus supplement. Unless otherwise specified in the related

                                      -56-

prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to Morgan Stanley Capital I Inc. and all certificateholders of the applicable series notice of the occurrence, unless the default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied,
Morgan Stanley Capital I Inc. or the trustee may, and at the direction of holders of certificates evidencing not less than 51% of the Voting Rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the Agreement and in and to the mortgage loans, other than as a certificateholder or as the owner of any Retained Interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make the advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of appointment of at least $15,000,000 to act as successor to the master servicer under the Agreement. Pending appointment, the trustee is obligated to act in the capacity of master servicer. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of certificates affected by any Event of
Default will be entitled to waive that Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to certificateholders described in clause (1) under "--Events of Default" may be waived only by all of the certificateholders. Upon any waiver of an Event of
Default, the Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the Voting Rights have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to

     o   exercise any of the powers vested in it by any Agreement;

     o   make any investigation of matters arising under any Agreement; or

     o   institute, conduct or defend any litigation under any Agreement or related to any Agreement.

If any of the holders of certificates request, order or direct the trustee to take any action, the trustee may require reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

AMENDMENT

  Each Agreement may be amended by the parties to the Agreement without the consent of any of the holders of certificates covered by the Agreement:

     (1) to cure any ambiguity;

     (2) to correct, modify or supplement any provision in the Agreement which may be inconsistent with any other provision in the Agreement;

                                      -57-

     (3) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

     (4) to comply with any requirements imposed by the Code;

provided that the amendment--other than an amendment for the purpose specified in clause (4) above--will not, as evidenced by an opinion of counsel to that effect, adversely affect in any material respect the interests of any holder of certificates covered by the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement may also be amended by Morgan Stanley Capital I Inc., the master servicer, if any, and the trustee, with the consent of the holders of certificates affected evidencing not less than 51% of the Voting Rights, for any purpose. However, to the extent set forth in the related prospectus supplement, no amendment may:

     (1) reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any certificate without the consent of the holder of that certificate;

     (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in
         (1), without the consent of the holders of all certificates of that class; or

     (3) modify the provisions of the Agreement described in this paragraph without the consent of the holders of all certificates covered by the
         Agreement then outstanding.

However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related certificates are outstanding.

THE TRUSTEE

     The trustee under each Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with Morgan Stanley Capital I Inc. and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the certificates or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee or any special servicer in respect of the certificates or the assets, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the master servicer or any special servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Agreement.

MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:

     o   enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an Event of Default;

                                      -58-

     o   defending or prosecuting any legal action in respect of the related
         Agreement or series of certificates;

     o   being the lender of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired in respect thereof for the benefit of
         certificateholders; or

     o   acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than
         25% or a higher percentage as is specified in the related Agreement with respect to any particular matter of the Voting Rights for the series. However, the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the related Agreement.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an
Agreement by giving written notice thereof to Morgan Stanley Capital I Inc., the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, Morgan Stanley Capital I Inc. is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee shall cease to be eligible to continue as trustee under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Morgan Stanley
Capital I Inc. may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the Voting Rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of certificates, Credit Support may be provided with respect to one or more classes thereof or the related assets. Credit Support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit
Support, certificateholders will bear their allocable share of deficiencies.
Moreover, if a form of Credit Support covers more than one series of certificates, holders of certificates evidencing interests in any of the trusts will be subject to the risk that the Credit Support will be exhausted by the claims of other trusts prior to the trust fund receiving any of its intended share of coverage.

                                      -59-

     If Credit Support is provided with respect to one or more classes of certificates of a series, or the related assets, the related prospectus supplement will include a description of:

     (1) the nature and amount of coverage under the Credit Support;

     (2) any conditions to payment thereunder not otherwise described in this prospectus;

     (3) the conditions, if any, under which the amount of coverage under the
         Credit Support may be reduced and under which the Credit Support may be terminated or replaced;

     (4) the material provisions relating to the Credit Support; and

     (5) information regarding the obligor under any instrument of Credit
         Support, including:

         o   a brief description of its principal business activities;

         o   its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

         o   if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business; and

         o   its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus
             supplement.

See "Risk Factors--Credit Support May Not Cover Losses or Risks Which Could
Adversely Affect Payment On Your Certificates."

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of
Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to the rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of or may be limited to certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage loans or MBS prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage loans or MBS within the trust fund.
The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying these provisions.

INSURANCE OR GUARANTEES FOR THE WHOLE LOANS

     If so provided in the prospectus supplement for a series of certificates, the Whole Loans in the related trust fund will be covered for various default risks by insurance policies or guarantees. A copy of any material instrument for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

                                      -60-

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by the letter of credit bank. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans or MBS or both on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each
Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted
Investments, except as otherwise specified in the related prospectus supplement.
Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from these investments will be credited to the related Reserve Fund for the series, and any loss resulting from the investments will be charged to the Reserve Fund. However, the income may be payable to any related master servicer or another service provider as additional compensation.
The Reserve Fund, if any, for a series will not be a part of the trust fund to the extent set forth in the related prospectus supplement.

     Additional information concerning any Reserve Fund will be set forth in the related prospectus supplement, including the initial balance of the Reserve
Fund, the balance required to be maintained in the Reserve Fund, the manner in which the required balance will decrease over time, the manner of funding the
Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to certificateholders and use of investment earnings from the
Reserve Fund, if any.

                                      -61-

CREDIT SUPPORT FOR MBS

     If so provided in the prospectus supplement for a series of certificates, the MBS in the related trust fund or the mortgage loans underlying the MBS may be covered by one or more of the types of Credit Support described in this prospectus. The related prospectus supplement will specify as to each form of
Credit Support the information indicated above under "Description of Credit
Support--General," to the extent the information is material and available.

               LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. The legal aspects are governed by applicable state law, which laws may differ substantially. As such, the summaries DO NOT:

     o   purport to be complete;

     o   purport to reflect the laws of any particular state; or

     o   purport to encompass the laws of all states in which the security for the mortgage loans is situated.

The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the
Trust Funds--Assets."

GENERAL

     All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property. The instrument granting a security interest may be a mortgage, deed of trust, security deed or deed to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property. The priority of the mortgage will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--

     o   a borrower--the borrower and usually the owner of the subject property,
         and

     o   a mortgagee--the lender.

     In contrast, a deed of trust is a three-party instrument, among

     o   a trustor--the equivalent of a mortgagor or borrower,

     o   a trustee to whom the mortgaged property is conveyed, and

     o   a beneficiary--the lender--for whose benefit the conveyance is made.

Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties.

     By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time that the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. If a borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust

                                      -62-

agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The lender's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws including, without limitation, the Soldiers' and Sailors' Civil Relief Act of
1940 and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements.
However, the mortgage, or other instrument, may encumber other interests in real property such as:

      o  a tenant's interest in a lease of land or improvements, or both, and

      o  the leasehold estate created by the lease.

A mortgage, or other instrument, covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest to protect the lender against termination of the interest before the note secured by the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, Morgan
Stanley Capital I Inc. or the asset seller will make representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. The representations and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases. Typically, under an assignment of rents and leases:

     o   the borrower assigns its right, title and interest as landlord under each lease and the income derived from each lease to the lender, and

     o   the borrower retains a revocable license to collect the rents for so long as there is no default under the loan documents.

The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan.
Failure to properly perfect the lender's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for the loan. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room revenues are considered accounts receivable under the UCC; generally these revenues are either assigned by the borrower, which remains entitled to collect the revenues absent a default, or pledged by the borrower, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of the security interest.
Even if the lender's security interest in room revenues is perfected under the
UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room revenues after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. The risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Environmental Legislation" below.

                                      -63-

PERSONALTY

     Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage.
The property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest in the property, the lender generally must file UCC financing statements and, to maintain perfection of the security interest, file continuation statements generally every five years.

FORECLOSURE

   GENERAL

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

   JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment.
The sales are made in accordance with procedures that vary from state to state.

   EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a lender in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent,

                                      -64-

if a court determines that the sale was for less than fair consideration and that the sale occurred while the borrower was insolvent or the borrower was rendered insolvent as a result of the sale and within one year -- or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law -- of the filing of bankruptcy.

   NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

   PUBLIC SALE

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property.
The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.
Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

                                      -65-

     A junior lender may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior lender may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by these holders.

   REO PROPERTIES

     If title to any mortgaged property is acquired by the trustee on behalf of the certificateholders, the master servicer or any related subservicer or the special servicer, on behalf of the holders, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of such mortgaged property by the trust fund, unless:

     o   the Internal Revenue Service grants an REO Extension, or

     o   it obtains an opinion of counsel generally to the effect that the holding of the property beyond the close of the third calendar year after its acquisition will not result in the imposition of a tax on the trust fund or cause any REMIC created pursuant to the Agreement to fail to qualify as a REMIC under the Code.

Subject to the foregoing, the master servicer or any related subservicer or the special servicer will generally be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. The master servicer or any related subservicer or the special servicer may retain an independent contractor to operate and manage any
REO Property; however, the retention of an independent contractor will not relieve the master servicer or any related subservicer or the special servicer of its obligations with respect to the REO Property.

     In general, the master servicer or any related subservicer or the special servicer or an independent contractor employed by the master servicer or any related subservicer or the special servicer at the expense of the trust fund will be obligated to operate and manage any mortgaged property acquired as REO
Property in a manner that would, to the extent commercially feasible, maximize the trust fund's net after-tax proceeds from the property. After the master servicer or any related subservicer or the special servicer reviews the operation of the property and consults with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property, the master servicer or any related subservicer or the special servicer could determine, particularly in the case of an REO Property that is a hospitality or residential health care facility, that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of an REO Tax at the highest marginal corporate tax rate--currently 35%. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Any REO Tax imposed on the trust fund's income from an REO Property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Federal Income Tax Consequences" in
this prospectus and "Federal Income Tax Consequences" in the prospectus supplement.

                                      -66-

   RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law or non-statutory right which exists prior to completion of the foreclosure, is not waivable by the borrower, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third calendar year following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the
Agreement will permit foreclosed property to be held beyond the close of the third calendar year following the year of acquisition if the Internal Revenue
Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for such additional period is permissible under the REMIC Provisions.

   ANTI-DEFICIENCY LEGISLATION

     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan and a personal money judgment may not be obtained against the borrower. Even if a mortgage loan by its terms provides for recourse to the borrower, some states impose prohibitions or limitations on recourse to the borrower. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

                                      -67-

   LEASEHOLD RISKS

     Mortgage loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the borrower. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold lender without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the lender, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include:

     (1) the right of the leasehold lender to receive notices from the ground lessor of any defaults by the borrower;

     (2) the right to cure those defaults, with adequate cure periods;

     (3) if a default is not susceptible of cure by the leasehold lender, the right to acquire the leasehold estate through foreclosure or otherwise;

     (4) the ability of the ground lease to be assigned to and by the leasehold lender or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder;

     (5) the right of the leasehold lender to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof;

     (6) a ground lease or leasehold mortgage that prohibits the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor; and

     (7) a leasehold mortgage that provides for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code.

     Without the protections described in (1) - (7) above, a leasehold lender may lose the collateral securing its leasehold mortgage. However, the enforceability of clause (7) has not been established. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold lender with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest or the alteration of the repayment schedule with or without affecting the unpaid principal balance of the loan, or an extension or reduction of the final maturity date. Some courts with federal bankruptcy jurisdiction have

                                      -68-

approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the property had yet occurred, prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the
Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of remedies for a related series of certificates in the event that a related lessee or a related borrower becomes the subject of a proceeding under the Bankruptcy Code. For example, a lender would be stayed from enforcing a lease assignment by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and
Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court,

     o   assume the lease and retain it or assign it to a third party or

     o   reject the lease.

If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the rejected lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the master servicer without offset. To the extent that a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

                                      -69-

     In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business.
Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the lender have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related prospectus supplement, some of the
Borrowers may be partnerships. The laws governing limited partnerships in some states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, some of the limited partnership agreements of the Borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal--assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld--that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless

     o   at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or

     o   the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame -- often 60 days
         -- after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so.

In addition, the laws governing general partnerships in some states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. The state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general partner of a Borrower that is a partnership may provide the opportunity for a trustee in bankruptcy for the general partner, such general partner as a debtor-in-possession, or a creditor of the general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Borrower pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of the general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the Borrower or its security interest in the mortgaged property.

                                      -70-

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS OR BENEFICIARIES

     To the extent specified in the related prospectus supplement, some of the mortgage loans for a series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the trust fund, and therefore the related certificateholders, as beneficiary under a junior deed of trust or as lender under a junior mortgage, are subordinate to those of the lender or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior lender or beneficiary:

     o   to receive rents, hazard insurance and condemnation proceeds, and

     o   to cause the mortgaged property securing the mortgage loan to be sold upon default of the Borrower or trustor. This would extinguish the junior lender's or junior beneficiary's lien. However, the master servicer or special servicer, as applicable, could assert its subordinate interest in the mortgaged property in foreclosure litigation or satisfy the defaulted senior loan.

In many states a junior lender or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan.
Absent a provision in the senior mortgage, no notice of default is required to be given to the junior lender unless otherwise required by law.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the lender or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the lender or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the lender or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of some states may limit the ability of lenders to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In these states, the borrower must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the lender has been impaired. Similarly, in certain states, the lender is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides in essence, that additional amounts advanced to or on behalf of the borrower by the lender are to be secured by the mortgage or deed of trust. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or
"optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the lender or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a
"credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the borrower or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lender or beneficiary under the mortgage or deed of trust. Upon a failure of the borrower to perform any of these obligations, the lender or beneficiary is given the right under the mortgage or deed of trust to perform

                                      -71-

the obligation itself, at its election, with the borrower agreeing to reimburse the lender on behalf of the borrower. All sums so expended by the lender become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including, without limitation, leasing activities, including new leases and termination or modification of existing leases, alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the lender or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender or beneficiary may refuse to consent to matters approved by a junior lender or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior lender or beneficiary may decide not to approve the lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

ENVIRONMENTAL LEGISLATION

     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental liabilities may give rise to:

     o   a diminution in value of property securing any mortgage loan;

     o   limitation on the ability to foreclose against the property; or

     o   in certain circumstances, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of the mortgaged property.

     Under federal law and the laws of certain states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, the lien has priority over existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to a superlien.

     The presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACM") when ACM are in poor condition or when a property with ACM is undergoing repair, renovation or demolition. These laws could also be used to impose liability upon owners and operators of real properties for release of ACM into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal and state agencies, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

     Under the federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980 and under other federal law and the law of some states, a secured party such as a lender which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for cleanup costs, even if the lender does not cause or contribute to the contamination. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.
CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Certain states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators of a contaminated facility. Excluded from CERCLA's definition of "owner or operator,"
however, is a person "who, without participating in the management of a . . .
facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA.
Similarly,

                                      -72-

when a lender forecloses and takes title to a contaminated facility or property
-- whether it holds the facility or property as an investment or leases it to a third party -- under some circumstances the lender may incur potential CERCLA liability.

     Whether actions taken by a lender would constitute participating in the management of a facility or property, so as to render the secured creditor exemption unavailable to the lender has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. This scope of the secured creditor exemption has been somewhat clarified by the enactment of the Asset Conservation, Lender Liability and
Deposit Insurance Protection Act of 1996 ("Asset Conservation Act"), which lists permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured creditor exemption, subject to certain conditions and limitations. The Asset Conservation
Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the management or operational affairs of the facility. The Asset Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Asset Conservation Act are subject to terms and conditions that have not been clarified by the courts.

     The secured creditor exemption may not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. In addition, the secured creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA or under state law. There is a similar secured creditor exemption for reserves of petroleum products from underground storage tanks under the federal Resource Conservation and Recovery Act. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfer of some types of properties is conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action--for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property--related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances if such remedial costs were incurred.

     Unless otherwise provided in the related prospectus supplement, the
Warrantying Party with respect to any Whole Loan included in a trust fund for a particular series of certificates will represent that a "Phase I Assessment" as described in and meeting the requirements of the then current version of Chapter
5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, unless otherwise provided in the related prospectus supplement, the related Agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

                                      -73-

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take actions as would be necessary and appropriate to effect compliance or respond to such circumstances.

This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given trust fund will become liable for an Environmental Hazard Condition affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the master servicer or a special servicer, as the case may be, will detect all possible Environmental Hazard Conditions or that the other requirements of the Agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for Environmental Hazard Conditions. See
"Description of the Agreements--Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related prospectus supplement, Morgan
Stanley Capital I Inc. generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties relating to the mortgage loans included in the pool of mortgage loans for a series, and it is likely that any environmental assessments which would have been conducted with respect to any of the mortgaged properties would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, a Warrantying
Party will represent and warrant that, as of the date of initial issuance of the certificates of a series or as of another specified date, no related mortgaged property is affected by a Disqualifying Condition. In the event that, following a default in payment on a mortgage loan that continues for 60 days,

     o   the environmental inquiry conducted by the master servicer or special servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the certificates of a series and

     o   the master servicer or the special servicer certify that it has acted in compliance with the Servicing Standard and has not, by any action, created, caused or contributed to a Disqualifying Condition,

the Warrantying Party, at its option, will reimburse the trust fund, cure the
Disqualifying Condition or repurchase or substitute the affected Whole Loan, as described under "Description of the Agreements--Representations and Warranties;
Repurchases." No such person will however, be responsible for any Disqualifying
Condition which may arise on a mortgaged property after the date of initial issuance of the certificates of the related series, whether due to actions of the Borrower, the master servicer, the special servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the certificates of a series.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property. Some of these clauses may provide that, upon an attempted sale, transfer or encumbrance of the related mortgaged property by the borrower of an otherwise non-recourse loan, the borrower becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to some of the loans, the Garn-St Germain Depository Institutions Act of 1982
preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as lender to accelerate payment of any mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the
Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

                                      -74-

SUBORDINATE FINANCING

     Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks including:

     o   the borrower may have difficulty servicing and repaying multiple loans;

     o   if the junior loan permits recourse to the borrower--as junior loans often do--and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

     o   acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened;

     o   if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o   the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT PREMIUMS AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the pool of mortgage loans for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default--as long as appropriate notices are given. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting the defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to certain types of residential, including multifamily but not other commercial, first mortgage loans originated by certain lenders after March 31,
1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not so rejected, any state is

                                      -75-

authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Morgan Stanley Capital I Inc. has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption.
Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of mortgage loans, any such limitation under the state's usury law would not apply to the mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless the mortgage loan provides:

     o   for the interest rate, discount points and charges as are permitted in that state, or

     o   that the terms of the loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious, and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply together with an inability to remedy a failure could result in a material decrease in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property--e.g., a nursing or convalescent home or hospital--result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk. Hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator. In addition, the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. Moreover, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the
ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Borrower in its capacity as owner or landlord, the ADA may also impose these types of requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.

                                      -76-

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act (formerly the
Soldiers' and Sailors' Civil Relief Act of 1940), as amended, a borrower who enters military service after the origination of a mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy,
Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the
U.S. Public Health Service assigned to duty with the military. Because the
Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, to the extent set forth in the related prospectus supplement, any form of Credit Support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.
Thus, in the event that an affected mortgage loan goes into default, there may be delays and losses occasioned as a result of the Relief Act.

FORFEITURES IN DRUG, RICO AND PATRIOT ACT PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of
America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations
Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United
States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc. This summary is based on laws, regulations, including REMIC
Regulations, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which -- for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

     The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether one or more
REMIC elections will be made.

                                      -77-

GRANTOR TRUST FUNDS

     If a REMIC election is not made, Sidley, Austin, Brown & Wood LLP or
Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code.
In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

A. SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund.
Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section
68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

     o   3% of the excess of adjusted gross income over the applicable amount
         and

     o   80% of the amount of itemized deductions otherwise allowable for such taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

     In general, a grantor trust certificateholder using the CASH METHOD OF
ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and MBS. The mortgage loans and MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

     Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to Morgan Stanley Capital I Inc. will have advised Morgan
Stanley Capital I Inc. that:

                                      -78-

     o   a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19)
         representing principal and interest payments on mortgage loans or MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section;

     o   a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans or MBS will be considered to represent "real estate assets" within the meaning of Code Section
         856(c)(5)(B), and interest income on the mortgage loans or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section; and

     o   a grantor trust certificate owned by a REMIC will represent
         "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

      Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

     Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an Underlying Mortgage Loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     The Internal Revenue Service has issued Amortizable Bond Premium
Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section.
Prospective purchasers

                                      -79-

should consult their tax advisors regarding amortizable bond premium and the
Amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple
Classes of Grantor Trust Certificates--Accrual of Original Issue Discount"
below.

     Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25%
of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the
Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

                                      -80-

     A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4,
1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

     Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

B.   MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.       Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

     Excess Servicing will be Treated Under the Stripped Bond Rules. If the
Excess Servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and
"Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped
Coupons".

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in mortgage loans or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the Code. See
"--Non-REMIC Certificates" and "--Single Class of Grantor Trust
Certificates--Original Issue Discount". However, a purchaser of a Stripped Bond
Certificate will be required to account for any discount on the mortgage loans or MBS as market discount rather than OID if either

     o   the amount of OID with respect to the mortgage loans or MBS is treated as zero under the OID de minimis rule when the certificate was stripped
         or

     o   no more than 100 basis points, including any Excess Servicing, is stripped off of the trust fund's mortgage loans or MBS.

                                      -81-

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of
Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Bond
Certificate purchased at a premium or a Stripped Coupon Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

     In light of the application of Section 1286 of the Code, a beneficial owner of a Stripped Bond Certificate generally will be required to compute accruals of
OID based on its yield, possibly taking into account its own Prepayment
Assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these Stripped Bond Certificates, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of OID for these certificates. Prospective investors therefore should be aware that the timing of accruals of OID applicable to a Stripped Bond
Certificate generally will be different than that reported to holders and the
IRS. You should consult your own tax advisor regarding your obligation to compute and include in income the correct amount of OID accruals and any possible tax consequences to you if you should fail to do so.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets"
within the meaning of Code Section 856(c)(5)(B) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B), provided that in each case the underlying mortgage loans or MBS and interest on such mortgage loans or MBS qualify for such treatment.
Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom.
Unless otherwise specified in the related prospectus supplement, grantor trust certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A).

         2. Grantor Trust Certificates Representing Interests in Loans Other
Than Adjustable Rate Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after

                                      -82-

July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans or MBS.
OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform
Act of 1986. The holder of a certificate should be aware, however, that the OID
Regulations do not adequately address certain issues relevant to prepayable securities.

     Under the Code, the mortgage loans or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loan or MBS is generally the amount lent to the borrower, which may be adjusted to take into account certain loan origination fees. The stated
redemption price at maturity of a mortgage loan or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

     Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the Distribution Dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

     o   adding (1) the present value at the end of the accrual
         period--determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment
         Assumption--of all remaining payments to be received under the
         Prepayment Assumption on the respective component and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of
OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received.

                                      -83-

However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder. Other original issue discount on the mortgage loans or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3. Grantor Trust Certificates Representing Interests in Adjustable Rate
Loans

     The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than
Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of Deferred Interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of Deferred
Interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount, and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited.

     It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

     o   the holder entered the contract to sell the grantor trust certificate substantially contemporaneously with acquiring the grantor trust certificate;

     o   the grantor trust certificate is part of a straddle;

     o   the grantor trust certificate is marketed or sold as producing capital gain; or

     o   other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

     Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

                                      -84-

D.   NON-U.S. PERSONS

     Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans or MBS that were issued on or before July
18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to

     o   an owner that is not a U.S. Person or

     o   a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person

will be subject to federal income tax, collected by withholding, at a rate of
30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

     Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30%
withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty.
Additional restrictions apply to mortgage loans or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, the certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. Person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

E.   INFORMATION REPORTING AND BACKUP WITHHOLDING

     The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. On June 20, 2002, the Treasury
Department published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts"
that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account,
(ii) a nominee and (iii) a broker holding an interest for a customer in street name. These regulations were proposed to be effective beginning January 1, 2004, but such date has passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

     If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either

                                      -85-

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

     o   the broker determines that the seller is an exempt recipient or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department, which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding the regulations.

REMICS

     The trust fund relating to a series of certificates may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and
"--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of
REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section.
While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, such the regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or
Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as one or more REMICs, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of Certificates will indicate whether the trust fund will make one or more REMIC elections and whether a class of certificates will be treated as a regular or residual interest in a REMIC.

     A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

     In general, with respect to each series of certificates for which a REMIC election is made,

     o   certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section
         7701(a)(19)(C);

     o   certificates held by a real estate investment trust will constitute
         "real estate assets" within the meaning of Code Section 856(c)(5)(B);
         and

     o   interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

                                      -86-

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

     Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc., will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC
Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs,
respectively, will be considered REMIC Regular Certificates or REMIC Residual
Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Other than the residual interest in a Subsidiary REMIC, only REMIC
Certificates issued by the Master REMIC will be offered hereunder. The
Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

     o   "real estate assets" within the meaning of Code Section 856(c)(5)(B);

     o   "loans secured by an interest in real property" under Code Section
         7701(a)(19)(C); and

     o   whether the income on the certificates is interest described in Code
         Section 856(c)(3)(B).

A.   TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular
Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be
issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its
"issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID
Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and
1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the
Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the
Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the
Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular
Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its
"stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of
REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be treated as the fair market value of that class on the Closing Date. The issue price of a
REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued

                                      -87-

interest that relates to a period prior to the issue date of the REMIC Regular
Certificate. The stated redemption price at maturity of a REMIC Regular
Certificate includes the original principal amount of the REMIC Regular
Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular
Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments.
Distributions of interest on REMIC Regular Certificates with respect to which
Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC Regular
Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent
Distribution Dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID.
However, the trust fund will not take this position unless required by applicable regulations. Where the interval between the issue date and the first
Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution
Date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular
Certificates should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC
Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment
Assumption. The Prepayment Assumption with respect to a series of REMIC Regular
Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The prospectus supplement with respect to a trust fund may provide for
Super-Premium Certificates. The income tax treatment of such REMIC Regular
Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates, including interest-only REMIC
Regular Certificates, is the sum of all payments to be made on such REMIC
Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans or MBS exceed those estimated under the
Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section
1272(a)(6), they represent the only guidance regarding the current views of the
IRS with respect to contingent payment instruments. These regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by Morgan Stanley Capital I Inc. and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates (other than interest-only REMIC Regular Certificates) should be limited to their principal amount, subject to the discussion below under "--Accrued Interest
Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be

                                      -88-

issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such
Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular
Certificate, other than REMIC Regular Certificate based on a Notional Amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a Distribution Date, or if
Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

     o   adding (1) the present value at the end of the accrual period --
         determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment
         Assumption -- of all remaining payments to be received on the REMIC
         Regular Certificates under the Prepayment Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the adjusted issue price of the REMIC
         Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC
Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the
Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate.
In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

     (1) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular
         Certificateholder, who purchased the REMIC Regular Certificate at its issue price, less

                                      -89-

     (2) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that
         REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the
         Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     The Treasury Department proposed regulations on August 24, 2004 that create a special rule for accruing OID on REMIC Regular Certificates providing for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the right of REMIC Regular
Certificateholders to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, REMIC Regular
Certificateholders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC Regular
Certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC Regular Certificate issued after the date the final regulations are published in the Federal
Register.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may
provide for interest based on a qualifying variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest for OID purposes if, generally:

     o   the interest is unconditionally payable at least annually;

     o   the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

     o   interest is based on a "qualified floating rate," an "objective rate,"
         a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under
"--Original Issue Discount and Premium" by assuming generally that the Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, Morgan Stanley Capital I Inc. intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC
Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See
"--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

                                      -90-

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278.
Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC
Regular Certificate from an original holder, over (2) the price for such REMIC
Regular Certificate paid by the purchaser. A certificateholder that purchases a
REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the
Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular
Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the
REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued;
therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment.
Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For
REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments such as the REMIC Regular Certificates that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to

                                      -91-

purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the
REMIC Regular Certificate at a cost, not including accrued qualified stated
interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have
OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more adjustable rate loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to such
Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated
interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion.
Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate.
Such adjusted basis generally will equal the cost of the REMIC Regular
Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium.
Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular
Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss.
Except as provided in the following paragraph and as provided under "--Market
Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

     Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individual on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

                                      -92-

     o   the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d)
         determined as of the date of purchase of such REMIC Regular
         Certificate, over

     o   the amount actually includible in such holder's income.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC
Regular Certificate is held as part of a "conversion transaction" as defined in
Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the
REMIC Regular Certificate is held as part of a straddle. A sale of a REMIC
Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment; the holder entered the contract to sell the REMIC
Regular Certificate substantially contemporaneously with acquiring the REMIC
Regular Certificate; the REMIC Regular Certificate is part of a straddle; the
REMIC Regular Certificate is marketed or sold as producing capital gains; or
other transactions to be specified in Treasury regulations that have not yet been issued. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC
Regular Certificates in their particular circumstances.

     The certificates will be "evidences of indebtedness" within the meaning of
Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC
Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

     Accrued Interest Certificates. Payment Lag Certificates may provide for payments of interest based on a period that corresponds to the interval between
Distribution Dates but that ends prior to each Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first
Distribution Date may or may not exceed the interval. Purchasers of Payment Lag
Certificates for which the period between the Closing Date and the first
Distribution Date does not exceed the interval could pay upon purchase of the
REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate.
However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag
Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the
REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificates that are
"pass-through interest holders."

                                      -93-

Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC
Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC"
under "Taxation of Owners of REMIC Residual Certificates" below.

     Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of Subordinate Certificates, and in the event there are defaults or delinquencies on the mortgage loans or MBS, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Subordinate certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the Subordinate Certificates attributable to defaults and delinquencies on the mortgage loans or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a Subordinate certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults and delinquencies on the mortgage loans or MBS.

     Although not entirely clear, it appears that holders of REMIC Regular
Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

     Non-U.S. Persons. Generally, payments of interest on the REMIC Regular
Certificates, including any payment with respect to accrued OID, to a REMIC
Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

     o   the REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

     o   the REMIC Regular Certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

     o   the REMIC Regular Certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC
         Regular Certificateholder under penalties of perjury, certifying that the REMIC Regular Certificateholder is a foreign person and providing the name and address of the REMIC Regular Certificateholder.

If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular
Certificateholder of a trade or business within the United States, then the
Non-U.S. REMIC Regular Certificateholder will not be subject to the 30%
withholding tax on gross income therefrom but will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder, if such holder is a corporation, also may be subject to the branch profits tax.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual. This exclusion may not apply if the non-resident alien individual actually or constructively owns 10% or more of the residual interest in the related REMIC and will not be subject to United States estate taxes. Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates and
REMIC Residual Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Regular Certificates without consulting their tax

                                      -94-

advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any Borrower, and foreign corporations that are
"controlled foreign corporations" as to the United States of which such a
Borrower is a "United States shareholder" within the meaning of Section 951(b)
of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related
Borrower.

     Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular
Certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either:

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, identifying information and, in the case of a non-U.S. Person, certifies that such seller is a
         Non-U.S. Person, and other conditions are met.

     A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

     o   the broker determines that the seller is an exempt recipient, or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding these regulations.

B.   TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual Certificates.
The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See
"--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual
Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the
REMIC for each day will be based on the portion of the outstanding REMIC
Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual
Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses."
As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC
Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the
REMIC.

                                      -95-

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed.
For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions --that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or
cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a
REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC
Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the
REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original
REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual
Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC
Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

     o   the income from the mortgage loans or MBS and the REMIC's other assets
         and

     o   the deductions allowed to the REMIC for interest and OID on the REMIC
         Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the
         REMIC," other expenses.

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

     o   the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

     o   all bad loans will be deductible as business bad debts; and

     o   the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual
Certificateholders resulting from defaults and delinquencies on mortgage loans or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC
Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a
class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the

                                      -96-

REMIC's basis in the mortgage loan or MBS is less than or greater than its principal balance, respectively. Any such discount, whether market discount or
OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The
REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC
Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC
Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the
REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual
Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of
the REMIC to the REMIC Residual Certificates" above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the
REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the
REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual
Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Regulations have been issued addressing the federal income tax treatment of
"inducement fees" received by transferees of non-economic residual interests.
These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. Prospective purchasers of the REMIC Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

     Mark-to-Market Rules. Prospective purchasers of a REMIC Residual
Certificate should be aware that the IRS has issued Mark-to-Market Regulations which provide that a REMIC Residual Certificate cannot be marked to market.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the
REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on

                                      -97-

a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

     o   would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

     o   is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual
Certificates in their entirety and not to holders of the related REMIC Regular
Certificates.

     In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC
Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

     o   3% of the excess of the individual's adjusted gross income over the applicable amount or

     o   80% of the amount of itemized deductions otherwise allowable for the taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

The amount of additional taxable income recognized by REMIC Residual
Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders subject to the alternative minimum tax other than corporations may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in
REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

     o   may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;

     o   will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is
         a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt
         Investors" below; and

     o   is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate Payments--Non-U.S. Persons"
         below.

     Except as discussed in the following paragraph, with respect to any REMIC
Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the
REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are

                                      -98-

determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued.
For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC
Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The
"federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC
Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder.
Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder.
First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC
Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC
Residual Certificate.

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual
Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC
Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased -- but not below zero -- by the net losses that have been allowed as deductions to the REMIC Residual
Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, any the gain or loss will be capital gain or loss provided the REMIC
Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Residual Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited. However,
REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a
REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of
REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another
REMIC or similar interest in a "taxable mortgage pool", as defined in Code
Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC
Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

                                      -99-

PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

     o   the disposition of a mortgage loan or MBS,

     o   the receipt of income from a source other than a mortgage loan or MBS or certain other permitted investments,

     o   the receipt of compensation for services, or

     o   gain from the disposition of an asset purchased with the payments on the mortgage loans or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the
Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

     In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from

     o   a breach of the related servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such servicer, trustee or depositor, as the case may be, out of its own funds or

     o   Morgan Stanley Capital I Inc.'s obligation to repurchase a mortgage loan,

such tax will be borne by Morgan Stanley Capital I Inc.

     In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any Prohibited Transactions Tax,
Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of
Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the
REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of
Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC
Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such
REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

                                     -100-

ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the
REMIC generally will be treated as a partnership and the REMIC Residual
Certificateholders will be treated as the partners. In general, the holder of the largest percentage interest of a class of REMIC Residual Certificates will be the "tax matters person" of the related REMIC for purposes of representing
REMIC Residual Certificateholders in connection with any IRS proceeding.
However, the duties of the tax matters person will be delegated to the Trustee under the applicable Agreement. Certain tax information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual
Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC
Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Internal Revenue Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual
Certificate as a nominee for another person may be required to furnish the
REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual
Certificate that is considered an excess inclusion. See "--Taxation of Owners of
REMIC Residual Certificates--Excess Inclusions" above.

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons
(see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons"
above) are treated as interest for purposes of the 30%, or lower treaty rate,
United States withholding tax. Amounts distributed to holders of REMIC Residual
Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July
18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual
Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury
Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual
Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such
non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual
Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual
Certificates" below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

                                     -101-

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization"
means:

         (A)   the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing
               (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency);

         (B)   any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such
               organization is subject to the tax on "unrelated business taxable income"; and

         (C)   a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations.
The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a
"pass-through entity" means:

     o   a regulated investment company, real estate investment trust or common trust fund;

     o   a partnership, trust or estate; and

     o   certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships -- generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

     o   an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual
         Certificate as a nominee or agent for a disqualified organization, and

     o   a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

                                     -102-

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual
Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A
Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate,
including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

     o   the present value of the expected future distributions on the REMIC
         Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

     o   the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

     (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor determined that the transferee had historically paid its debts as they came due and found no significant evidence that the transferee would not continue to pay its debts as they come due in the future;

     (2) the transferee represents to the transferor that (i) it understands that, as the holder of the Noneconomic REMIC Residual Certificate, the transferee may incur tax liabilities in excess of cash flows generated by the interest, (ii) that the transferee intends to pay taxes associated with holding the residual interest as they came due and
         (iii) that the transferee will not cause income with respect to the
         REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other person; and

     (3) the transfer is not a direct or indirect transfer to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) and either:

         (i)   the present value of the anticipated tax liabilities associated with holding the Noneconomic REMIC Residual Certificate does not exceed the sum of:

               o   the present value of any consideration given to the
                   transferee to acquire the Noneconomic REMIC Residual
                   Certificate,

               o   the present value of the expected future distributions on the
                   Noneconomic REMIC Residual Certificate and

               o   the present value of the anticipated tax savings associated with holding the Noneconomic REMIC Residual Certificate as the REMIC generates losses. For purposes of the computations under this "minimum transfer price" alternative, the
                   transferee is assumed to pay tax at the highest rate of tax specified in section 11(b)(1) of the Internal Revenue Code
                   (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are
                   computed using a discount rate equal to the short-term
                   Federal rate set forth in Section 1274(d) of the Internal
                   Revenue Code for the month of such transfer and the
                   compounding period used by the transferee; or

         (ii)  (a) at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed
               $100 million and its net assets for financial reporting purposes exceed $10 million, (b) the transferee is an eligible corporation
               (as defined in Treasury regulation Section 1.860E-1(c)(6)(i))
               that makes a written agreement that any subsequent transfer of the interest will be to another eligible corporation in a
               transaction which will also satisfy clauses (1) and (2)

                                     -103-

               above and this clause (3)(ii) and (c) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with the residual interest will not be paid. For purposes of clause
               (3)(ii)(c), if the amount of consideration paid in respect of the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor is deemed to know that the transferee cannot or will not pay the taxes associated with the residual interest.

     If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual
Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a
REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a
U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual
Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form W-8ECI or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual
Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

     Reportable Transactions. Any holder of a certificate that reports any item or items of income, gain, expense, or loss in respect of a certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the certificates.

                       STATE AND LOCAL TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal
Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality.
Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     Title I of ERISA and Section 4975 of the Code impose restrictions on ERISA
Plans, certain other Plans and on persons who are parties in interest or disqualified persons with respect to ERISA Plans. Employee benefit plans, such as governmental plans and church plans (if no election has been made under
Section 410(d) of the Code), are not subject to the restrictions of ERISA.
However, such plans (collectively with ERISA Plans, "Plans") may be

                                     -104-

subject to other applicable federal, state or local law ("Similar Law")
materially similar to ERISA and the Code. Moreover, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

   GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to an ERISA
Plan from engaging in certain transactions involving the ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. In some cases, a civil penalty may be assessed on non-exempt prohibited transactions pursuant to Section 502(i) of ERISA. Section 4975 of the
Code imposes excise taxes on similar transactions between Plans subject thereto and disqualified persons with respect to such.

     The United States Department of Department of Labor has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and some other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the
Plan unless exceptions apply.

     Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In such an event, Morgan Stanley Capital I Inc., the master servicer, any subservicer, the trustee, any insurer of the mortgage loans or MBS and other persons, in providing services with respect to the assets of the trust fund, may become fiduciaries subject to the fiduciary responsibility provisions of Title I of ERISA, or may otherwise become parties in interest or disqualified persons, with respect to such Plan. In addition, transactions involving such assets could constitute or result in prohibited transactions under Section 406 of ERISA or Section 4975 of the Code unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts the assets of an entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest, excluding from the calculation, the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity or held by affiliates of such persons. "Benefit plan investors" are defined as ERISA Plans as well as employee benefit plans not subject to Title I of ERISA, e.g., governmental plans and foreign plans and entities whose underlying assets include plan assets by reason of plan investment in such entities. To fit within the safe harbor benefit plan, investors must own less than 25% of each class of equity interests, regardless of the portion of total equity value represented by such class, on an ongoing basis.

   AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

     DOL has granted to Morgan Stanley & Co. Incorporated Prohibited Transaction
Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548
(1990), as amended by PTE 97-34, Exemption Application Nos. D-10245 and D-10246,
55 Fed. Reg. 39021 (1997), PTE 2000-58, Exemption Application No. D-10829, 65
Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67
Fed. Reg. 54487 (2002) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to:

     o   the acquisition, sale and holding by ERISA Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Morgan Stanley & Co.

                                     -105-

         Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

     o   the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied.

     The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

     (1) The acquisition of the certificates by an ERISA Plan is on terms --
         including the price for such certificates--that are at least as favorable to the investing ERISA Plan as they would be in an arm's-length transaction with an unrelated party;

     (2) The certificates acquired by the ERISA Plan have received a rating at the time of the acquisition that is in one of the four highest generic rating categories from any of Fitch, Inc., Moody's Investors Service,
         Inc. and Standard & Poor's Ratings Services, a division of The
         McGraw-Hill Companies, Inc.;

     (3) The trustee is not an affiliate of any member of the Restricted Group other than an underwriter;

     (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates;
         the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the mortgage loans to the trust fund represents not more than the fair market value of the mortgage loans; the sum of all payments made to and retained by any servicer represent not more than reasonable compensation for the servicer's services under the
         Agreement and reimbursement of the servicer's reasonable expenses in connection therewith; and

     (5) The ERISA Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
         Securities and Exchange Commission under the Securities Act of 1933 as amended.

     The trust fund must also meet the following requirements:

     o   the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

     o   certificates evidencing interests in other investment pools must have been rated in one of the four highest rating categories of a Rating
         Agency for at least one year prior to the Plan's acquisition of the
         Securities; and

     o   certificates evidencing interests in other investment pools must have been purchased by investors other than ERISA Plans for at least one year prior to any ERISA Plan's acquisition of the Securities.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes an ERISA Plan to acquire certificates in a trust fund, provided that, among other requirements:

     o   the person or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust fund;

     o   the Plan is not a plan with respect to which any member of the
         Restricted Group is the "plan sponsor" as defined in Section 3(16)(B)
         of ERISA;

     o   in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which ERISA Plans have invested is acquired by persons

                                     -106-

         independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

     o   an ERISA Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

     o   immediately after the acquisition, no more than twenty-five percent of the assets of any ERISA Plan with respect to which the person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to ERISA Plans sponsored by the Restricted Group

     Before purchasing a certificate in reliance on the Exemption, a fiduciary of an ERISA Plan should itself confirm

     o   that the certificates constitute "securities" for purposes of the
         Exemption and

     o   that the general conditions and other requirements set forth in the
         Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, the
Code and Similar Law to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In this regard, purchasers that are insurance companies should determine the extent to which Prohibited Transaction Class Exemption 95-60 -- for certain transactions involving insurance company general accounts -- may be available.
The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of any other exemption, with respect to the certificates offered by the related prospectus supplement.

                                LEGAL INVESTMENT

     If so specified in the prospectus supplement, certain classes of
Certificates will constitute "mortgage related securities" for purposes of the
Secondary Mortgage Market Enhancement Act of 1984, as amended. Generally, the only classes of Certificates which will qualify as "mortgage related securities"
will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those
Certificates not qualifying as "mortgage related securities" for purposes of
SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such
Certificates, may be subject to significant interpretive uncertainties.
Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Those classes of Certificates qualifying as "mortgage related securities"
will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to

                                     -107-

Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, Certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a
Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of
Certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in
Certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12
C.F.R. ss. 1.2(m) to include certain "residential mortgage-related securities"
and "commercial mortgage-related securities." As so defined, "residential mortgage-related security" and "commercial mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in
"mortgage related securities," other than stripped mortgage related securities
(unless the credit union complies with the requirements of 12 C.F.R. ss.
703.16(e) for investing in those securities), residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices;
however, credit unions approved for the NCUA's "investment pilot program" under
12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss.
742.4(b)(2). The OTS has issued Thrift Bulletin 13a (December 1, 1998),
"Management of Interest Rate Risk, Investment Securities, and Derivatives
Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex
Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the Certificates.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and
End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal
Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Deposit
Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks
(including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of
SMMEA).

     Except as to the status of certain classes of the Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under

                                     -108-

applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

     The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Morgan Stanley & Co. Incorporated acting as underwriter with other underwriters, if any, named in the prospectus supplement. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to Morgan
Stanley Capital I Inc. In connection with the sale of offered certificates, underwriters may receive compensation from Morgan Stanley Capital I Inc. or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by Morgan Stanley Capital I Inc.

     Alternatively, the prospectus supplement may specify that offered certificates will be distributed by Morgan Stanley & Co. Incorporated acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If Morgan Stanley & Co.
Incorporated acts as agent in the sale of offered certificates, Morgan Stanley &
Co. Incorporated will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate Balance or Notional Amount of such offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that Morgan
Stanley & Co. Incorporated elects to purchase offered certificates as principal,
Morgan Stanley & Co. Incorporated may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between Morgan Stanley Capital I Inc. and purchasers of offered certificates of such series.

     Morgan Stanley Capital I Inc. will indemnify Morgan Stanley & Co.
Incorporated and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments
Morgan Stanley & Co. Incorporated and any underwriters may be required to make.

     In the ordinary course of business, Morgan Stanley & Co. Incorporated and
Morgan Stanley Capital I Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of
Morgan Stanley Capital I Inc.'s mortgage loans pending the sale of such mortgage loans or interests in the mortgage loans, including the certificates.

     Offered certificates will be sold primarily to institutional investors.
Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the prospectus supplement relating to certificates of a particular series offered hereby, Morgan Stanley Capital I Inc., any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of the certificates of any series from Morgan Stanley &
Co. Incorporated and any other underwriters thereof. This purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and the related prospectus supplement, some or all of the certificates so purchased, directly, through one or more

                                     -109-

underwriters to be designated at the time of the offering of the certificates, through dealers acting as agent or principal or in such other manner as may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing the certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of the certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale or such certificates by such dealer might be deemed to be underwriting discounts and commissions under the
Securities Act.

     All or part of any Class of certificates may be reacquired by Morgan
Stanley Capital I Inc. or acquired by an affiliate of Morgan Stanley Capital I
Inc. in a secondary market transaction or from an affiliate, including Morgan
Stanley & Co. Incorporated. Such certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

     As to each series of certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby.
Any non-investment-grade class may be initially retained by Morgan Stanley
Capital I Inc., and may be sold by Morgan Stanley Capital I Inc. at any time in private transactions.

                                  LEGAL MATTERS

     Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for Morgan Stanley
Capital I Inc. by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, or
Sidley, Austin, Brown & Wood LLP or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates.
Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                     -110-

                    INCORPORATION OF INFORMATION BY REFERENCE

     Morgan Stanley Capital I Inc., as depositor, will file, or cause to be filed, with the Commission, the periodic reports and the Agreement with respect to each trust fund required under the Exchange Act and the rules and regulations of the Commission.

     All documents and reports filed, or caused to be filed, by Morgan Stanley
Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of an offering of certificates are incorporated in this prospectus by reference. Each person to whom this prospectus is delivered may obtain, without charge, from Morgan
Stanley Capital I Inc. a copy of any documents or reports relating to the certificates being offered. (Exhibits to those documents may only be obtained if they are specifically incorporated by reference in those documents.) Requests for this information should be directed in writing to Morgan Stanley Capital I
Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New
York, New York 10036, Attention: John E. Westerfield, or by telephone at (212)
761-4000. Morgan Stanley Capital I Inc. has determined that its financial statements are not material to the offering of any certificates.

     Morgan Stanley Capital I Inc. has filed with the Securities and Exchange
Commission a registration statement (of which this prospectus forms a part)
under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the accompanying prospectus supplement do not contain all of the information set forth in the registration statement. For further information regarding the documents referred to in this prospectus and the accompanying prospectus supplement, you should refer to the registration statement and the exhibits thereto. The registration statement and exhibits and the periodic reports and the Agreement can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its
Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 or be
accessed at the internet site http://www.sec.gov maintained by the Commission.
Additional information regarding the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330.

     If some or all of the mortgage loans owned by a trust fund are secured by an assignment of lessors' rights in one or more leases, rental payments due from the lessees may be a significant source (or even the sole source) of distributions on the certificates. In these circumstances, reference should be made to the related prospectus supplement for information concerning the lessees and whether any of those lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

                                     -111-

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Agreement. The following
Glossary of Terms is not complete. You should also refer to the prospectus supplement and the Agreement for additional or more complete definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Agreement (without exhibits and schedules).

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates.

     "Accrual Certificates" means certificates which provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series.

     "Accrued Certificate Interest" means, with respect to each class of certificates and each Distribution Date, other than certain classes of Stripped
Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding Certificate Balance immediately prior to the
Distribution Date, at the applicable pass-through rate, as described in
"Distributions of Interest on the Certificates" in this prospectus.

     "Agreement" means the Pooling Agreement or the Trust Agreement, as applicable.

     "Amortizable Bond Premium Regulations" means final regulations issued by the IRS which deal with the amortizable bond premium.

     "Assets" means the primary assets included in a trust fund.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended
(Title 11 of the United States Code).

     "Book-Entry Certificates" means Certificates which are in book-entry form.

     "Cash Flow Agreements" means guaranteed investment contracts or other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates.

     "Cede" means Cede & Company.

     "CERCLA" means Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended.

     "Certificate Account" means one or more separate accounts for the collection of payments on the related assets.

     "Certificate Balance" equals the maximum amount that a holder of a certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust fund.

     "Certificate Owners" means, with respect to a book-entry certificate, the person who is the beneficial owner of such book-entry certificate, as may be reflected on the books of the clearing agency, or on the books of a Person maintaining an account with such clearing agency, directly or as an indirect participant, in accordance with the rules of such clearing agency.

     "Certificateholder" means, unless otherwise provided in the related prospectus supplement, Cede, as nominee of DTC.

     "Certificates" means any of the certificates issued, in one or more series, by Morgan Stanley Capital I Inc.

     "Closing Date" means the date the REMIC Regular Certificates were initially issued.

                                     -112-

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Loans" means the loans relating to the Commercial Properties.

     "Commercial Properties" means office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum basis)
relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

     "Contributions Tax" means a tax on the trust fund equal to 100% of the value of the contributed property.

     "Credit Support" means subordination of one or more other classes of certificates in a series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof.

     "Crime Control Act" means the Comprehensive Crime Control Act of 1984.

     "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

     "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

     "Deferred Interest" means interest deferred by reason of negative amortization.

     "Definitive Certificate" means a fully registered physical certificate.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the close of business on the date specified in the related prospectus supplement.

     "Disqualifying Condition" means a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a mortgaged property, such that the mortgage loan secured by the affected mortgaged property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the certificates of such series, including a condition that would constitute a material violation of applicable federal state or local law in effect as of their date of initial issuance of the certificates of such series.

     "Distribution Date" means each of the dates on which distributions to certificateholders are to be made.

     "DOL" means the United States Department of Department of Labor.

     "DTC" means the Depository Trust Company.

     "Due Period" means the period which will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date.

     "Environmental Hazard Condition" means any condition or circumstance that may give rise to an environmental claim.

     "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property, as described in the related prospectus supplement.

                                     -113-

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plans" means retirement plans and other employee benefit plans subject to Title I of ERISA or Section 4975 of the Code.

     "Events of Default" means, with respect to the master servicer under the
Pooling Agreement, any one of the following events:

     o   any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     o   any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Pooling Agreement which continues unremedied for thirty days after written notice of such failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     o   any breach of a representation or warranty made by the master servicer under the Pooling Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     o   certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

     "Excess Servicing" means servicing fees in excess of reasonable servicing fees.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Government Securities" means direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are:

     (a) interest-bearing securities;

     (b) non-interest-bearing securities;

     (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed; or

     (d) interest-bearing securities from which the right to payment of principal has been removed.

     "Index" means the source for determination of an interest rate, to be defined, if applicable, in the related prospectus supplement.

     "Indirect Participants" means entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a
Participant, either directly or indirectly.

     "Insurance Proceeds" means proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of casualty events.

     "IRS" means the Internal Revenue Service.

     "Liquidation Proceeds" means all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise.

                                     -114-

     "Lockout Date" means the expiration of the Lockout Period.

     "Lockout Period" means a period during which prepayments on a mortgage loan are prohibited.

     "Market-to-Market Regulations" means the finalized IRS regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     "Master Servicer" means an entity as named in the prospectus supplement.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities.

     "MBS Agreement" means any participation and servicing agreement, pooling agreement, trust agreement, an indenture or similar agreement with respect to the MBS.

     "Mortgage" means a mortgage, deed of trust or other similar security instrument.

     "Mortgage Loans" means the multifamily mortgage loans or the commercial mortgage loans or both included in a trust fund. As used in this prospectus, mortgage loans refers to both whole mortgage loans and mortgage loans underlying
MBS.

     "Mortgage Note" means a promissory note evidencing a respective mortgage loan.

     "Mortgage Rate" means the interest rate for a mortgage loan which provides for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement.

     "Multifamily Loans" means the loans relating to the Multifamily Properties.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings.

     "NCUA" means the National Credit Union Administration.

     "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     "Nonrecoverable Advance" means an advance that is not ultimately recoverable from Related Proceeds or from collections on other assets otherwise distributable on Subordinate Certificates.

     "Non-SMMEA Certificates" means Certificates not qualifying as "mortgage related securities" for purposes of SMMEA.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID" means original issue discount.

     "OID Regulations" means the special rules of the Code relating to OID
(currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued thereunder.

     "OTS" means the Office of Thrift Supervision.

                                     -115-

     "Participants" means the participating organizations of DTC.

     "Pass-Through Rate" means the fixed, variable or adjustable rate per annum at which any class of certificates accrues interest.

     "Payment Lag Certificates" means the REMIC Regular Certificates that provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution
Date.

     "Permitted Investments" means United States government securities and other investment grade obligations specified in the Pooling Agreement.

     "Plans" means ERISA Plans and other plans subject to applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the
Code.

     "Pooling Agreement" means the Agreement under which certificates of a series evidencing interests in a trust fund including Whole Loans will be issued.

     "Pre-Issuance Accrued Interest" means interest that has accrued prior to the issue date.

     "Prepayment Assumption" means the original yield to maturity of the grantor trust certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the grantor trust certificates.

     "Prepayment Premium" means with respect to any Distribution Date, the aggregate of all Yield Maintenance Payments, or Percentage Premiums, if any,
received during the related Collection Period in connection with Principal
Prepayments.

     "Prohibited Transactions Tax" means the tax the Code imposes on REMICs equal to 100% of the net income derived from "prohibited transactions."

     "Purchase Price" means, with respect to any Whole Loan and to the extent set forth in the related prospectus supplement, the amount that is equal to the sum of the unpaid principal balance, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer.

     "Rating Agency" means any of Fitch Ratings, Moody's Investors Service, Inc.
and Standard & Poor's Ratings Services.

     "RCRA" means the Resource Conservation and Recovery Act.

     "Record Date" means the last business day of the month immediately preceding the month in which the Distribution Date for a class of certificates occurs.

     "Refinance Loans" means mortgage loans made to refinance existing loans.

     "Related Proceeds" means related recoveries on the mortgage loans, including amounts received under any form of Credit Support, for which advances were made.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC Certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a
REMIC.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986,
as amended from time to time, and related provisions, and regulations (including any proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Regular Certificates" means REMIC Certificates issued by the trust fund that qualify as REMIC Certificates and are considered to be regular interests.

                                     -116-

     "REMIC Regular Certificateholders" means holders of REMIC Regular
Certificates.

     "REMIC Regulations" means the REMIC regulations promulgated by the Treasury
Department.

     "REMIC Residual Certificates" means the sole class of residual interests in the REMIC.

     "REMIC Residual Certificateholders" means holders of REMIC Regular
Certificates.

     "REO Extension" means the extension of time the IRS grants to sell the mortgaged property.

     "REO Tax" means a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code.

     "Restricted Group" means the Seller, depositor, any underwriter, any servicer, the trustee, any insurer of the mortgage loans or MBS, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates.

     "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Servicing Standard" means:

         A.    the standard for servicing the servicer must follow as defined by the terms of the related Pooling Agreement and any related hazard, business interruption, rental interruption or general liability insurance policy or instrument of Credit Support included in the related trust fund as described in this
               prospectus under "Description of Credit Support" and in the prospectus supplement;

         B.    applicable law; and

         C.    the general servicing standard specified in the related
               prospectus supplement or, if no such standard is so specified, its normal servicing practices.

     "Similar Law" means any federal, state or local law materially similar to
Title I of ERISA or Section 4975 of the Code.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

      "SMMEA Certificates" means "mortgage related securities" for purposes of
SMMEA.

     "Special Servicer" means an entity as named in the prospectus supplement.

     "Stripped ARM Obligations" means OID on grantor trust certificates attributable to adjustable rate loans

     "Stripped Bond Certificates" means a class of grantor trust certificates that represents the right to principal and interest, or principal only, on all or a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Coupon Certificates" means a class of grantor trust certificates that represents the right to some or all of the interest on a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

                                     -117-

     "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.

     "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Subservicer" means third-party servicers.

     "Subservicing Agreement" means a sub-servicing agreement between a master servicer and a Subservicer.

     "Super-Premium Certificates" means certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances.

     "Title V" means Title V of the depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Trust Agreement" means the Agreement under certificates of a series evidencing interests in a trust fund not including Whole Loans will be issued.

     "Trust Fund" means the trust fund created by the Agreement consisting primarily of:

     o   Mortgage Loans

     o   MBS

     o   direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are (a) interest-bearing securities,
         (b) non-interest-bearing securities, (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) government securities, or

     o   a combination of mortgage loans, MBS and government securities.

     "Underlying MBS" means any mortgage participations, pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS.

     "Underlying Mortgage Loans" means the mortgage loans that secure, or the interests in which are evidenced by, MBS.

     "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate the income of which from sources outside the United States is included in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as U.S. Persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     "Value" means,

     (a) with respect to any mortgaged property other than a mortgaged property securing a Refinance Loan, generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan, and

     o   the sales price for that property; and

                                     -118-

     (b) with respect to any Refinance Loan, unless otherwise specified in the related prospectus supplement, the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan.

     "Warranting Party" means the person making representations and warranties.

     "Whole Loans" means the mortgage loans that are not Underlying Mortgage
Loans.

                                     -119-

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